UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23325

SIX CIRCLES TRUST

On behalf of the following series:

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles Ultra Short Duration Fund

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

(Exact name of registrant as specified in charter)

383 Madison Avenue, New York, NY 10179

(Address of principal executive offices) (Zip Code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 464-2070

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2023

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund

*	The Schedule of Portfolio Investments, Financial Statements and Financial Highlights have been consolidated for the Six Circles Credit Opportunities Fund.

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

Six Circles Funds Annual Report

December 31, 2023

Dear Shareholder,

We hope this letter finds you well.

In 2023, volatility in the financial markets dissipated as equity markets posted solid broad-based returns and indicators pointed to falling inflation rates. As the year ended, attention turned once more to the Federal Reserve as it signaled rate cuts to come in 2024.

The Six Circles Funds are designed to help our discretionary portfolios navigate through changing markets by giving us the flexibility to target key themes and our highest conviction ideas. On the following pages, we provide detailed discussions on the strategies we implemented in each of the Six Circles Funds during the 12-month period covered by this report and how they performed.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as com-

pletion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you and yours a healthy, happy and prosperous 2024.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2023	SIX CIRCLES TRUST	1

Market Overview

As Of December 31, 2023 (Unaudited)

Year-to-date December 2023, equities outperformed global bond and cash markets, with the MSCI USA Index, MSCI World ex-USA Index, MSCI Emerging Markets Index and MSCI World Index up 27.10%, 17.94%, 9.83% and 23.79% during the period, respectively. Whereas the Bloomberg 1-3 Month U.S. Treasury Bill Index and the Bloomberg Global-Aggregate Index – Hedged USD returned 5.14% and 7.15% respectively.

In order to curb high inflation, the Federal Reserve hiked rates by 5% since the start of 2022. Economic growth has slowed but overall, has remained resilient, and the U.S. has so far avoided a recession. Earnings growth was below trend in 2022 and 2023, but we currently believe the worst of the slowdown is behind us. We do not believe equity valuations are outright cheap at the broad index level, but we are hopeful that positive earnings growth may fuel returns in 2024.

2	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	5.92%
Bloomberg 1-3 Month U.S. Treasury Bill Index	5.14%

Net Assets as of 12/31/2023 (In Thousands)	$593,710
Duration	0.50 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund mainly invests in U.S. dollar and non-U.S. dollar denominated investment grade short-term fixed and floating rate debt securities. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg

1-3 Month U.S. Treasury Bill Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Credit and Securitized Credit comprised approximately 75% of the Fund’s exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the Index. During the reporting period, both sectors contributed to the Fund’s performance on an absolute basis, as well as relative to the Index.

The Fund’s exposure to Government Bonds was the Fund’s largest sector underweight relative to the Index and comprised approximately 17% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, this sector contributed to the Fund’s performance on an absolute basis as well as relative to the Index.

On an allocation level, the Fund’s allocations to Core Ultra Short and Global Markets strategies contributed to the Fund’s return on an absolute basis.

During the reporting period, the use of fixed income futures contracts detracted from the Fund’s performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Ultra Short (BlackRock)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

DECEMBER 31, 2023	SIX CIRCLES TRUST	3

Six Circles Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 100% of the Fund invested in instruments with maturities of three years and under as of December 31, 2023.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2023, invests in a diversified fixed income portfolio on the shorter end of the U.S. fixed income market, balancing income against credit quality, within the context of the broader portfolios.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2023, has a broad investment universe, seeking total return opportunities within the global fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	5 Year	Since Inception (July 9, 2018)
Six Circles Ultra Short Duration Fund	5.92%	2.18%	2.11%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	(0.19)% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.32% and 0.19% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Ultra Short Duration Fund and the Bloomberg 1-3 Month U.S. Treasury Bill Index from July 9, 2018 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-3 Month U.S. Treasury Bill Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg 1-3 Month U.S. Treasury Bill Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

4	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	3.84%
iMoneyNet Tax-Free National Institutional Money Market Index	2.64%

Net Assets as of 12/31/2023 (In Thousands)	$698,186
Duration	0.73 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Ultra Short Duration Fund (the “Fund”) seeks to generate current income consistent with capital preservation. The Fund invests at least 50% of its net assets in municipal securities, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments. The Fund allocates assets among securities with various maturities which, under normal market conditions, will not exceed an average effective portfolio duration of two years.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Goldman Sachs Asset Management, L.P. (“Goldman”)(a)
•	Insight North America LLC (“Insight”)
•	Pacific Investment Management Company LLC (“PIMCO”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to Goldman.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the iMoneyNet

Tax-Free National Institutional Money Market Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Municipal Bonds and Investment Grade Credit were the largest sector exposures in the Fund on a look-through basis and comprised approximately 54% and 14% of the Fund, respectively, at the end of the reporting period. Exposure to both Investment Grade Credit and Municipals contributed to the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, the Fund’s allocations to both Core Municipal Ultra Short and Global Markets strategies contributed to the Fund’s return on an absolute basis.

During the reporting period, the use of fixed income futures contracts detracted from the Fund’s performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period the Fund was allocated to two Sub-Advisers as follows.

PORTFOLIO ALLOCATION***
Core Municipal Ultra Short (Insight)	70%
Global Markets (PIMCO)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

DECEMBER 31, 2023	SIX CIRCLES TRUST	5

Six Circles Tax Aware Ultra Short Duration Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

Within the fixed income allocation on the broader Portfolio level, the Adviser prefers high-quality liquid investments combined with flexibility to implement opportunistic ideas across fixed income markets. The majority of the Fund’s assets were invested into the more liquid segments of the fixed income market, with approximately 98% of the Fund invested in instruments with maturities of three years and under as of December 31, 2023.

The Adviser allocates to the two Sub-Advisers, with the expectation that the Sub-Advisers will capitalize on the opportunities present in the segment of the fixed income market that their specific mandate is focused on.

The Core Municipal Ultra Short allocation, which comprised approximately 70% of the Fund as of December 31, 2023, invests in a diversified fixed income portfolio on the shorter end of the U.S. municipal fixed income market, balancing income against credit quality, within the context of the broader Portfolio.

The Global Markets allocation, which comprised approximately 30% of the Fund as of December 31, 2023, has a broad investment universe, seeking total return opportunities within the global taxable fixed income markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	5 Year	Since Inception (July 9, 2018)
Six Circles Tax Aware Ultra Short Duration Fund	3.84%	1.46%	1.42%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.31% and 0.15% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Ultra Short Duration Fund and the iMoneyNet Tax-Free National Institutional Money Market Index from July 9, 2018 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. Although the performance of the iMoneyNet Tax-Free National Institutional Money Market Index reflects returns of constituent mutual funds net of expenses, the index itself is unmanaged and no expenses are deducted at the index level. The performance of the Index has also been adjusted to reflect reinvestment of all dividends and capital gain distributions of the mutual funds included in the Index, if applicable.

The iMoneyNet Tax-Free National Institutional Money Market Index is an average of all tax-free and municipal, U.S.-domiciled institutional and retail money market funds. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

6	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	30.43%
MSCI USA Index	27.10%

Net Assets as of 12/31/2023 (In Thousands)	$22,024,769

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles U.S. Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Energy, Financials and HealthCare sectors comprised approximately 39% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the Index. On an absolute basis, Energy and Financials contributed to performance while HealthCare detracted. Relative to the Index, Energy contributed to the Fund’s performance, whereas Financials and HealthCare detracted.

Consumer Staples, Consumer Discretionary and Materials sectors comprised approximately 12% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector underweights relative to the Index. On an absolute basis and relative to the Index, all three sectors contributed to the Fund’s performance.

Additionally, the Fund’s exposure to Communication Services and Information Technology sectors comprised approximately 37% of the Fund’s exposure on a look-through basis at the end of the reporting period and were slight underweights relative to the Index. Information Technology was the largest contributor to the Fund’s performance on an absolute basis and Communication Services was the largest contributor relative to the Index.

On an allocation level, the Fund’s allocation to U.S. Software was the largest contributor to the Fund’s return on an absolute basis, whereas Life Sciences Tools & Services was the largest detractor to the Fund’s return on an absolute basis during the reporting period.

The Fund employed equity futures in order to maintain market exposures during the reporting period. The use of equity futures contributed to the Fund’s performance during the year.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to eleven strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	33%
U.S. Custom Equity Sleeve (JPMPI)	27
U.S. Financials	10
U.S. Software	8
U.S. Technology, Hardware & Equipment	6
U.S. Pharmaceuticals	6
U.S. Semiconductors & Semiconductor Equipment	4
US Interactive Media & Services	2
U.S. Energy	2
Life Sciences Tools & Services	1
U.S. Beverages	1

DECEMBER 31, 2023	SIX CIRCLES TRUST	7

Six Circles U.S. Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to Broad USA comprised approximately 33% of the Fund as of December 31, 2023. Within the context of the broader Portfolios, the Adviser believes that an allocation to Broad USA provides the ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocation to the Custom Equity Sleeve was approximately 27% of the Fund as of December 31, 2023. This portion of the Fund’s investments is allocated to individual publicly traded large capitalization U.S. equity securities selected by the Adviser. Securities included in the U.S. Custom Equity Sleeve may be represented by a variety of U.S. sectors, sub-sectors or industries and are selected for inclusion by the Adviser based on its investment analysis in order to assist with either portfolio construction, risk management, liquidity considerations, or a combination thereof.

Allocation to U.S. Software provides what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud-based platforms. This exposure comprised approximately 8% of the Fund as of December 31, 2023.

Allocation to U.S. Financials comprised approximately 10% of the Fund as of December 31, 2023. The Adviser believes in capital adequacy and dividend sustainability in the sector and has conviction in the sector given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to U.S. Pharmaceuticals comprised approximately 6% of the Fund, as of December 31, 2023. The Adviser believes that pharmaceutical companies have strong fundamentals with attractive valuations in the current market.

Allocation to U.S. Technology, Hardware & Equipment allows the Adviser to access specific exposures within the Technology sector. The allocation comprised approximately 6% of the Fund as of December 31, 2023.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 2% of the Fund as of December 31, 2023. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

Allocation to Life Sciences Tools & Services was approximately 1% of the Fund as of December 31, 2023. The Adviser believes that the sector is comprised of high quality and large cap companies with potential for double digit earnings growth.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment companies are now more reasonable and provide an attractive entry point. This allocation comprised approximately 4% of the Fund as of December 31, 2023.

Allocation to U.S. Beverages was approximately 1% of the Fund’s exposure as of December 31, 2023, and reflects the Adviser’s belief that this industry is relatively defensive relative to the market. The Adviser currently believes that certain companies in this sector are going through structural changes and may have the potential to improve free cash flow conversion.

Allocation to U.S. Energy was approximately 2% of the Fund’s exposure as of December 31, 2023. The Adviser added to this allocation as a portfolio construction trade, aiming to rebalance risks within the Portfolio.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	5 Year	Since Inception (July 9, 2018)
Six Circles U.S. Unconstrained Equity Fund	30.43%	16.41%	12.89%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2023)

8	SIX CIRCLES TRUST	DECEMBER 31, 2023

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.27% and 0.06% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles U.S. Unconstrained Equity Fund and the MSCI USA Index from July 9, 2018 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 609 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2023	SIX CIRCLES TRUST	9

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	18.96%
MSCI World ex-USA Index	17.94%

Net Assets as of 12/31/2023 (In Thousands)	$13,764,429

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles International Unconstrained Equity Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period of January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed the MSCI World ex-USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Information Technology, Consumer Staples and Materials sectors comprised approximately 39% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the Index. Information Technology and Materials contributed to the Fund’s performance on an absolute basis, whereas Consumer Staples detracted. Relative to the Index, Consumer

Staples and Materials detracted from performance while Information Technology contributed to the Fund’s performance.

Consumer Discretionary, Communication Services and Industrials sectors comprised approximately 18% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector underweights relative to the Index. All three sectors contributed to the Fund’s performance on an absolute basis. Relative to the Index, Consumer Discretionary and Communication Services contributed to the Fund’s performance, while Industrials detracted.

On an allocation level, Europe Financials was the largest contributor to the Fund’s performance on an absolute basis, while the allocation to Europe Beverages was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

The Fund employed equity futures in order to maintain market exposures during the reporting period. The use of equity futures contributed to the Fund’s performance during the year.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to seventeen strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe ex-UK	15%
Europe Financials	13
Europe Materials	9
Broad UK	8
Europe Semiconductor & Semiconductor Equipment	7
Europe Pharmaceuticals	6
Europe Industrials	6
Europe Beverage	6
Japan	5
Switzerland Food Products	4
German Application Software	4
Europe Insurance	4
Denmark Pharmaceuticals Biotechnology & Life Sciences	4
Europe Textile Luxury Goods	3
Europe Integrated Oil & Gas	3
Taiwan Semiconductor & Semiconductor Equipment	2
Europe ex-UK Utilities	1

10	SIX CIRCLES TRUST	DECEMBER 31, 2023

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to Europe ex-UK comprised approximately 15% of the Fund as of December 31, 2023. Within the context of the broader Portfolios, the Adviser believes that this is a defensive position, and the exposure to renewable energy helps diversify against European Energy positions and provides a growth dynamic to the sector, while trading at reasonable valuations.

Allocation to Europe Financials was approximately 13% of the Fund as of December 31, 2023. The Adviser has conviction in this sector due to improved capital levels and currently believes that Financials can directly benefit from higher inflation and interest rates through higher lending costs and better net interest margin.

Allocation to Broad UK comprised approximately 8% of the Fund as of December 31, 2023. Within the context of the broader Portfolios, the Adviser believes that the allocation provides exposure to a more cyclical European market that has clarity as COVID-19 subsides.

Allocation to Switzerland Food Products was approximately 4% of the Fund as of December 31, 2023, and serves as a defensive position, allowing the Adviser access to mainly large cap companies.

Allocation to Europe Integrated Oil & Gas was approximately 3% of the Fund as of December 31, 2023. The Adviser believes that the sector provides exposure to a cyclical industry that can take advantage of the early cycle environment.

The Adviser believes that companies within the Europe Semiconductors sector have reasonable valuations making the exposure very attractive with potential demand for semiconductors and semiconductor equipment following the theme of electrification. The sector comprised approximately 7% of the Fund as of December 31, 2023.

Allocation to Europe Beverages was approximately 6% of the Fund as of December 31, 2023. Europe accounts for a large portion of the industry’s demand. Although many European Beverage companies struggled in 2022, the Adviser believes that allocation to Europe Beverage could perform well as the China reopening provides strong headwinds to the demand.

Allocation to Europe Industrials was approximately 6% of the Fund as of December 31, 2023. The Adviser believes that the Industrials sector is built on cyclical exposures that benefit from economic recovery and growth.

Allocation to Europe Textile Luxury Goods was approximately 3% of the Fund as of December 31, 2023. The Adviser believes that the sector provides cyclical exposures in Europe that benefit from economic recovery and growth.

Allocation to Europe Pharmaceuticals comprised approximately 6% of the Fund as of December 31, 2023, and provides what the Adviser believes to be a defensive exposure with attractive fundamentals and valuations, within the context of the broader Portfolios.

The Adviser believes that the allocation to Broad Japan provides exposure to high quality Japanese companies with evolving business models. The allocation was approximately 5% of the Fund as of December 31, 2023.

Allocation to German Application Software was approximately 4% of the Fund as of December 31, 2023. German Investable Markets Index is primarily made up of SAP, a company the Advisor believes that the market is currently underappreciating given its cloud transition, value of defensive cashflows, and positive business model changes.

The Adviser believes that allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 1% of the Fund as of December 31, 2023.

Allocation to Taiwan Semiconductors was approximately 2% of the Fund as of December 31, 2023. The Adviser believes that the allocation helps build out full international semiconductor exposure within the broader Portfolios.

Allocation to Europe Materials was approximately 9% of the Fund’s exposure as of December 31, 2023. The Adviser believes that the sector is currently undervalued due to poor operating environments, and views this exposure as potential for continued strength in earnings growth.

The Adviser believes that European Insurance is currently operating in a favorable environment given current interest rates and continued strength in the operating environment, where demand is greater than supply. Allocation to European Insurance was approximately 4% of the Fund’s exposure as of December 31, 2023.

Allocation to Denmark Pharmaceuticals Biotechnology & Life Sciences was approximately 4% of the Fund’s exposure as of December 31, 2023. The Adviser believes that the opportunity

DECEMBER 31, 2023	SIX CIRCLES TRUST	11

Six Circles International Unconstrained Equity Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

that exists in this space is currently undervalued by the market, and currently believes that the growth potential in the industry could be significant over the next 10 years.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	5 Year	Since Inception (July 9, 2018)
Six Circles International Unconstrained Equity Fund	18.96%	8.15%	3.86%

GROWTH OF $10,000 REPORT (07/9/2018 TO 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were

0.28% and 0.08% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on July 9, 2018.

The graph illustrates comparative performance for $10,000 invested in the Six Circles International Unconstrained Equity Fund and the MSCI World ex-USA Index from July 9, 2018 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 871 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,441 constituents, the Index covers approximately 85% of the free float-adjusted market capitalization in each country.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

12	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	8.16%
Bloomberg Global-Aggregate Index - Hedged USD	7.15%

Net Assets as of 12/31/2023 (In Thousands)	$10,193,090
Duration	6.19 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Global Bond Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in a global portfolio of investment grade fixed income securities with varying maturities across government, corporate, and securitized fixed income sectors. The Fund will also allocate across a number of different countries around the World.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, Inc. (“PGIM”)

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2023 through December 31, 2023, (the “reporting period”) the Fund posted a positive return on an absolute basis and outperformed relative to the Bloomberg Global-Aggregate Index – Hedged USD (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the

Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Credit was the largest sector exposure in the Fund on a look-through basis and comprised approximately 37% of the Fund at the end of the reporting period, with the Fund being overweight this sector relative to the Index. Investment Grade Credit contributed to the Fund’s performance both on an absolute basis as well as relative to the Index during the reporting period.

Government Bonds comprised approximately 37% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being underweight this sector relative to the Index. During the reporting period, exposure to Government Bonds contributed to the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, the Fund’s allocation to Pan European Credit was the largest contributor to the Fund’s performance on an absolute basis during the reporting period.

The Fund employed currency forwards to seek to minimize active currency risk from investments in non-dollar denominated securities. The currency forwards detracted from the Fund’s performance during the reporting period.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twelve strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Pan-European Credit (BlackRock)	40%
Pan-European Government (BlackRock)	11
China Treasury & Policy Bank (BlackRock)	10
U.S. Treasury 10-20 Year (BlackRock)	9
Global Credit (PGIM)	7
Global Securitized (PIMCO)	7
U.S. Securitized (BlackRock)	6
Global Government (PGIM)	3
U.S. Credit (BlackRock)	3
U.S. Government (BlackRock)	2
Asia Pacific Government ex-China (BlackRock)	1
Pan European Securitized (BlackRock)	1

DECEMBER 31, 2023	SIX CIRCLES TRUST	13

Six Circles Global Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to Global Credit and Pan European Credit comprised approximately 47% of the Fund as of December 31, 2023, and provides what the Adviser believes to be a full tracking error, flexible access point to a broad range of global corporate bonds across different regions, sectors, and credit qualities.

Allocations to Asia Pacific Government ex-China and Pan-European Government comprised approximately 12% of the Fund as of December 31, 2023, and provide what the Adviser believes is a low tracking error, tactical way to allocate to government bonds within these regions.

Allocation to Global Securitized and Pan European Securitized comprised approximately 8% of the Fund as of December 31, 2023, and provides what the Adviser believes to be full tracking error, flexible access to a broad range of securitized debt across different regions, sectors, and credit qualities.

The Adviser believes that the allocation to Global Government provides full tracking error access to a broad range of government bonds across different regions. The allocation was approximately 3% of the Fund as of December 31, 2023.

Allocations to U.S. Treasury, U.S. Credit, U.S. Government, and U.S. Securitized comprised approximately 20% of the Fund as of December 31, 2023. These allocations provide what the Adviser believes is a low tracking error, tactical way to allocate within these sectors.

Allocations to China Treasury & Policy Bank comprised approximately 10% of the Fund as of December 31, 2023. This exposure allows the portfolio to tactically allocate to Chinese government bonds.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	Since Inception (May 19, 2020)
Six Circles Global Bond Fund	8.16%	0.10%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	(0.76)% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Funds derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.31% and 0.12% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Global Bond Fund and the Bloomberg Global-Aggregate Index - Hedged USD from May 19, 2020 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg Global-Aggregate Index - Hedged USD does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

14	SIX CIRCLES TRUST	DECEMBER 31, 2023

The Bloomberg Global-Aggregate Index - Hedged USD provides a broad-based measure of the global investment grade fixed income markets. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2023	SIX CIRCLES TRUST	15

Six Circles Tax Aware Bond Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	6.37%
Bloomberg 1-15 Year Municipal Bond Index	5.26%

Net Assets as of 12/31/2023 (In Thousands)	$8,065,630
Duration	5.62 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Tax Aware Bond Fund (the “Fund”) seeks to provide after-tax total return. The Fund invests at least 50% in municipal securities across varying maturity ranges, the income from which is exempt from federal income tax1). The Fund also may invest in taxable instruments.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	Allspring Global Investments, LLC (“Allspring”)
•	BlackRock Investment Management, LLC (“BlackRock”)(a)
•	Capital International Inc. (“Capital Group”)
•	Nuveen Asset Management, LLC (“Nuveen”)

(a)	During the reporting period, the Adviser did not allocate Fund assets to this Sub-Adviser.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2023 through December 31, 2023, (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg 1-15 Year Municipal Bond Index (the “Index”). References to the

Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, Investment Grade Rated Municipal Bonds were the largest sector exposure in the Fund on a look-through basis and comprised approximately 73% of the Fund at the end of the reporting period, with the Fund being underweight this sector relative to the Index. This sector contributed to the Fund’s performance both on an absolute basis as well as relative to the Index during the reporting period.

High Yield Municipal Bonds were approximately 25% of the Fund’s exposure on a look-through basis at the end of the reporting period, with the Fund being overweight to this sector relative to the Index. During the reporting period, exposure to High Yield Municipal Bonds contributed to the Fund’s performance on an absolute basis and relative to the Index.

On an allocation level, the full tracking error Municipal allocation managed by Nuveen was the largest contributor to the Fund’s return.

The Fund employed interest rate futures in order to manage interest rate risk and duration during the reporting period. The use of derivatives detracted from the Fund’s performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to three strategies across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
Municipals (Allspring)	35%
Municipals (Nuveen)	35
1-17 Year Municipal (Capital Group)	30

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.

16	SIX CIRCLES TRUST	DECEMBER 31, 2023

**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.
1)	Interest on Municipal securities is exempt from federal income tax however interest on certain bonds may be subject to the federal alternative minimum tax for individuals.

An allocation to Capital Group 1-17 Year Municipal strategy comprised approximately 30% as of December 31, 2023. This allocation provides what the Adviser believes to be low tracking error, flexible access points to municipal debt within short, intermediate and long maturity ranges.

The Adviser believes that the allocations to Municipal strategies sub-advised by Nuveen and Allspring provide full tracking error, flexible access to a broad range of municipals across different sectors and credit qualities. Each of these allocations were approximately 35% of the Fund as of December 31, 2023.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	Since Inception (May 19, 2020)
Six Circles Tax Aware Bond Fund	6.37%	1.26%

GROWTH OF $10,000 REPORT (05/19/2020 TO 12/31/2023)

2)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.28% and 0.14% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on May 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Tax Aware Bond Fund and the Bloomberg 1-15 Year Municipal Bond Index from May 19, 2020 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg 1-15 Year Municipal Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2023	SIX CIRCLES TRUST	17

Six Circles Credit Opportunities Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	9.56%
Bloomberg U.S. Intermediate Corporate Bond Index	7.29%

Net Assets as of 12/31/2023 (In Thousands)	$3,371,686
Duration	2.90 years

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Credit Opportunities Fund (the “Fund”) seeks to provide total return. The Fund invests mainly in global fixed income opportunities, including below investment-grade debt, as well as other tactical credit opportunities.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”) constructs the Fund’s portfolios by allocating the Fund’s assets among investment strategies managed by one or more sub-advisers retained by the Adviser (each a “Sub-Adviser”).

The Adviser currently engages the following Sub-Advisers:

•	BlackRock Investment Management, LLC (“BlackRock”)
•	Royal Bank of Canada Global Asset Management (UK) (“RBC GAM (UK)”)(a)
•	Lord Abbett & Co, LLC (“Lord Abbett”)
•	Muzinich & Co., Inc. (“Muzinich”)(a)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	PGIM, Inc. (“PGIM”)

(a)	During the reporting period, the Fund has not allocated assets to these Sub-Advisers.

The Adviser may adjust allocations to the Sub-Advisers at any time or make recommendations to the Board of Trustees of the Six Circles Trust (the “Board”) with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2023 through December 31, 2023, (the “reporting period”) the Fund posted a positive return on an absolute basis, and outperformed relative to the Bloomberg U.S. Intermediate Corporate Bond Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

By sector composition, High Yield was the largest sector exposure in the Fund on a look-through basis and comprised approximately 85% of the Fund at the end of the reporting period. During the reporting period, this sector contributed to the Fund’s performance both on an absolute basis as well as relative to the Index.

Investment Grade Corporate Bonds was the largest sector underweight, with approximately 7% of the Fund’s exposure on a look-through basis at the end of the reporting period. During the reporting period, exposure to Investment Grade Corporate Bonds contributed to the Fund’s performance both on an absolute basis as well as relative to the Index.

On an allocation level, High Yield allocation managed by BlackRock was the largest contributor to the Fund’s return on an absolute basis during the reporting period.

During the reporting period, the Fund employed the tactical use of interest rate futures and credit default swaps to hedge exposure. The use of these derivatives detracted from the Fund’s performance.

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to four Sub-Advisers across various sectors, credit ratings, maturity buckets, and regional exposures.

PORTFOLIO ALLOCATION***
High Yield (BlackRock)	47%
High Yield (PGIM)	26
Asia High Yield (PIMCO)	21
Short Duration (Lord Abbett)	6

*

The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value

18	SIX CIRCLES TRUST	DECEMBER 31, 2023

may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to High Yield managed by BlackRock comprised approximately 47% of the Fund as of December 31, 2023. The Adviser believes that the allocation provides flexibility in the portfolio construction process for adjusting credit quality and sector allocations in response to market movements.

Allocation to High Yield managed by PGIM comprised approximately 26% of the Fund as of December 31, 2023. This allocation provides what the Adviser believes to be a broader market exposure, with potential ability to offer excess returns without taking large sector or credit rating bets.

Allocation to Asia High Yield managed by PIMCO comprised approximately 21% of the Fund as of December 31, 2023, and provides what the Adviser believes to be a more focused exposure to CCC or B-rated names.

Allocation to Short Duration managed by Lord Abbett comprised approximately 6% of the Fund as of December 31, 2023. The Adviser believes that this allocation provides a higher quality, shorter duration exposure and consists of investment grade and securitized bonds.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	Since Inception (August 19, 2020)
Six Circles Credit Opportunities Fund	9.56%	1.79%

GROWTH OF $10,000 REPORT (08/19/2020 TO 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

2)	(0.06)% of the amount shown in the Fund’s “Cash” line item reflects the mark-to-market value of the Fund’s derivative positions.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.80% and 0.29% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on August 19, 2020.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Credit Opportunities Fund and the Bloomberg U.S. Intermediate Corporate Bond Index from August 19, 2020 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Bloomberg U.S. Intermediate Corporate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The Bloomberg U.S. Intermediate Corporate Total Return Bond Index measures the investment grade, fixed-rate, taxable corporate bond market whose maturity ranges between 1 to 9.9999 years. It includes USD denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

DECEMBER 31, 2023	SIX CIRCLES TRUST	19

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — 21.3%
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/2027		1,200	1,176
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2B, (United States 30 Day Average SOFR + 0.73%), 6.07%, 10/19/2026 (aa)		981	982
Anchorage Capital CLO Ltd., (Cayman Islands),
Series 2014-3RA, Class A, (CME Term SOFR 3 Month + 1.31%), 6.70%, 01/28/2031 (e) (aa)		943	942
Series 2015-7A, Class AR2, (CME Term SOFR 3 Month + 1.35%), 6.74%, 01/28/2031 (e) (aa)		1,389	1,372
AutoFlorence Srl, (Italy),
Series 2, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 4.58%, 12/24/2044 (aa)	EUR	456	503
Series 2, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%), 4.63%, 12/24/2044 (aa)	EUR	94	103
Series 3, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.95%), 4.83%, 12/25/2046 (aa)	EUR	1,000	1,108
Series 3, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 2.35%), 6.23%, 12/25/2046 (aa)	EUR	100	112
Autonoria Spain 2022 FT, (Spain),
Series 2022-SP, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.84%), 4.72%, 01/25/2040 (aa)	EUR	646	716
Series 2022-SP, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 2.00%), 5.88%, 01/26/2040 (aa)	EUR	81	90
Autonoria Spain 2023 FT, (Spain),
Series 2023-SP, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 4.58%, 09/30/2041 (aa)	EUR	700	774
Series 2023-SP, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.15%), 5.03%, 09/30/2041 (aa)	EUR	100	111
Azure Finance No. 3 plc, (United Kingdom), Series 3, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.80%), 6.00%, 06/20/2034 (aa)	GBP	327	418
BA Credit Card Trust,
Series 2021-A1, Class A1, 0.44%, 09/15/2026		2,180	2,148
Series 2022-A2, Class A2, 5.00%, 04/15/2028		1,485	1,494
Bank of America Auto Trust,
Series 2023-1A, Class A2, 5.83%, 05/15/2026 (e)		1,000	1,002
Series 2023-2A, Class A2, 5.85%, 08/17/2026 (e)		1,600	1,609

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Barings CLO Ltd. 2019-III, (Cayman Islands), Series 2019-3A, Class A1R, (CME Term SOFR 3 Month + 1.33%), 6.75%, 04/20/2031 (e) (aa)		250	250
Battalion CLO 18 Ltd., (Cayman Islands), Series 2020-18A, Class AR, (CME Term SOFR 3 Month + 1.46%), 6.86%, 10/15/2036 (e) (aa)		1,000	994
Bavarian Sky 5 plc, (United Kingdom), Series UK5, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.62%), 5.82%, 04/20/2031 (aa)	GBP	1,215	1,552
Benefit Street Partners CLO Ltd., (Cayman Islands), Series 2015-6BR, Class A, (CME Term SOFR 3 Month + 1.45%), 6.87%, 07/20/2034 (e) (aa)		1,000	998
Benefit Street Partners CLO VIII Ltd., (Cayman Islands), Series 2015-8A, Class A1AR, (CME Term SOFR 3 Month + 1.36%), 6.78%, 01/20/2031 (e) (aa)		845	845
BHG Securitization Trust, Series 2022-B, Class A, 3.75%, 06/18/2035 (e)		27	26
Birch Grove CLO Ltd., (Cayman Islands), Series 19A, Class AR, (CME Term SOFR 3 Month + 1.39%), 6.78%, 06/15/2031 (e) (aa)		1,659	1,655
BMW Canada Auto Trust, (Canada), Series 2023-1A, Class A1, 5.43%, 01/20/2026 (e)	CAD	560	422
BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.27%, 02/25/2025		260	259
BMW Vehicle Owner Trust, Series 2023-A, Class A2B, (United States 30 Day Average SOFR + 0.43%), 5.77%, 04/27/2026 (aa)		3,449	3,449
Bumper De SA, (Luxembourg), Series 2023-DE1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.58%), 4.46%, 08/23/2032 (aa)	EUR	600	663
Burnham Park CLO Ltd., (Cayman Islands), Series 2016-1A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.83%, 10/20/2029 (e) (aa)		244	244
Capital One Multi-Asset Execution Trust,
Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.69%), 6.06%, 07/15/2027 (aa)		900	901
Series 2022-A1, Class A1, 2.80%, 03/15/2027		1,700	1,657
Series 2022-A2, Class A, 3.49%, 05/15/2027		500	491
CARDS II Trust, (Canada), Series 2023-2A, Class A, (United States SOFR + 0.85%), 6.21%, 07/15/2028 (e) (aa)		1,100	1,103

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — continued
CarMax Auto Owner Trust,
Series 2021-2, Class A3, 0.52%, 02/17/2026		424	415
Series 2022-4, Class A2A, 5.34%, 12/15/2025		308	308
Series 2022-4, Class A2B, (United States 30 Day Average SOFR + 0.90%), 6.24%, 12/15/2025 (aa)		440	441
Series 2023-4, Class A2A, 6.08%, 12/15/2026		1,300	1,310
Cars Alliance Auto Leases France V 2023-1, (France),
Series 2023-1FRV, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.65%), 4.50%, 10/21/2038 (aa)	EUR	900	996
Series 2023-1FRV, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.30%), 5.15%, 10/21/2038 (aa)	EUR	400	443
Carvana Auto Receivables Trust,
Series 2023-P4, Class A2, 6.23%, 01/11/2027 (e)		600	602
Series 2023-P5, Class A2, 5.77%, 04/12/2027 (e)		1,000	1,004
Chesapeake Funding II LLC, Series 2020-1A, Class A2, (United States 30 Day Average SOFR + 0.76%), 6.10%, 08/15/2032 (e) (aa)		96	96
CIFC Funding Ltd., (Cayman Islands), Series 2014-5A, Class A1R2, (CME Term SOFR 3 Month + 1.46%), 6.86%, 10/17/2031 (e) (aa)		1,000	999
Citibank Credit Card Issuance Trust,
Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.73%), 6.09%, 04/22/2026 (aa)		900	901
Series 2018-A5, Class A5, (CME Term SOFR 1 Month + 0.72%), 6.08%, 08/07/2027 (aa)		900	903
Series 2023-A1, Class A1, 5.23%, 12/08/2027		1,600	1,612
Citizen Irish Auto Receivables Trust, (Ireland),
Series 2023-1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.77%), 4.62%, 12/15/2032 (aa)	EUR	655	725
Series 2023-1, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.40%), 5.25%, 12/15/2032 (aa)	EUR	121	134
CNH Equipment Trust, Series 2023-B, Class A2, 5.90%, 02/16/2027		600	604
Daimler Trucks Retail Trust, Series 2023-1, Class A2, 6.03%, 09/15/2025		500	501
Dell Equipment Finance Trust,
Series 2021-2, Class A3, 0.53%, 12/22/2026 (e)		139	138
Series 2023-2, Class A2, 5.84%, 01/22/2029 (e)		500	501

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Discover Card Execution Note Trust, Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.71%), 6.08%, 12/15/2026 (aa)		900	901
Dowson plc, (United Kingdom),
Series 2021-2, Class B, Reg. S, (SONIA Interest Rate Benchmark + 1.20%), 6.40%, 10/20/2028 (aa)	GBP	75	96
Series 2022-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.92%), 6.12%, 01/20/2029 (aa)	GBP	72	92
Series 2022-2, Class B, Reg. S, (SONIA Interest Rate Benchmark + 2.70%), 7.90%, 08/20/2029 (aa)	GBP	500	641
Dryden 49 Senior Loan Fund, (Cayman Islands), Series 2017-49A, Class AR, (CME Term SOFR 3 Month + 1.21%), 6.61%, 07/18/2030 (e) (aa)		1,352	1,349
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		707	615
Enterprise Fleet Financing LLC, Series 2023-1, Class A2, 5.51%, 01/22/2029 (e)		795	796
FCT Autonoria DE 2023, (France),
Series 2023-DE, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.47%), 4.35%, 01/26/2043 (aa)	EUR	1,078	1,190
Series 2023-DE, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.15%), 5.03%, 01/26/2043 (aa)	EUR	270	298
Ford Auto Securitization Trust, (Canada), Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	348	259
Ford Credit Auto Lease Trust, Series 2023-B, Class A2B, (United States 30 Day Average SOFR + 0.59%), 5.93%, 02/15/2026 (aa)		1,000	1,000
Ford Credit Auto Owner Trust,
Series 2022-B, Class A2A, 3.44%, 02/15/2025		214	213
Series 2022-D, Class A3, 5.27%, 05/17/2027		110	110
Series 2023-A, Class A2B, (United States 30 Day Average SOFR + 0.72%), 6.06%, 03/15/2026 (aa)		1,578	1,581
Ford Credit Floorplan Master Owner Trust A, Series 2023-1, Class A2, (United States 30 Day Average SOFR + 1.25%), 6.59%, 05/15/2028 (e) (aa)		1,290	1,299
FS Rialto Issuer LLC,
Series 2022-FL4, Class A, (United States 30 Day Average SOFR + 1.90%), 7.24%, 01/19/2039 (e) (aa)		483	474
Series 2022-FL6, Class A, (CME Term SOFR 1 Month + 2.58%), 7.94%, 08/17/2037 (e) (aa)		640	641

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	21

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — continued
Gilbert Park CLO Ltd., (Cayman Islands), Series 2017-1A, Class A, (CME Term SOFR 3 Month + 1.45%), 6.85%, 10/15/2030 (e) (aa)		1,402	1,399
GM Financial Automobile Leasing Trust,
Series 2023-1, Class A2A, 5.27%, 06/20/2025		589	589
Series 2023-2, Class A2A, 5.44%, 10/20/2025		842	841
GM Financial Consumer Automobile Receivables Trust,
Series 2022-3, Class A2A, 3.50%, 09/16/2025		1,251	1,245
Series 2022-3, Class A2B, (United States 30 Day Average SOFR + 0.60%), 5.94%, 09/16/2025 (aa)		500	500
Series 2023-2, Class A2A, 5.10%, 05/18/2026		733	732
Series 2023-2, Class A2B, (United States 30 Day Average SOFR + 0.75%), 6.09%, 05/18/2026 (aa)		815	816
Series 2023-2, Class A3, 4.47%, 02/16/2028		429	426
Series 2023-3, Class A2B, (United States 30 Day Average SOFR + 0.47%), 5.81%, 09/16/2026 (aa)		2,928	2,930
Series 2023-4, Class A2A, 5.89%, 11/16/2026		900	905
GMF Canada Leasing Trust, (Canada), Series 2023-1A, Class A1, 5.46%, 04/21/2025 (e)	CAD	620	468
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A, 2.90%, 04/15/2026 (e)		1,700	1,686
Golden Bar Securitisation Srl, (Italy), Series 2023-2, Class B, Reg. S, (ICE LIBOR EUR 3 Month + 2.90%), 6.82%, 09/22/2043 (aa)	EUR	328	366
Hertz Vehicle Financing III LLC,
Series 2022-3A, Class A, 3.37%, 03/25/2025 (e)		50	50
Series 2023-1A, Class A, 5.49%, 06/25/2027 (e)		1,700	1,706
Honda Auto Receivables Owner Trust, Series 2022-2, Class A2, 3.81%, 03/18/2025		977	974
Hyundai Auto Lease Securitization Trust,
Series 2021-C, Class A3, 0.38%, 09/16/2024 (e)		99	98
Series 2023-A, Class A2A, 5.20%, 04/15/2025 (e)		571	571
Hyundai Auto Receivables Trust,
Series 2022-B, Class A2A, 3.64%, 05/15/2025		248	247
Series 2023-A, Class A2A, 5.19%, 12/15/2025		647	646
Series 2023-A, Class A3, 4.58%, 04/15/2027		500	497

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 2023-B, Class A2B, (United States 30 Day Average SOFR + 0.48%), 5.82%, 05/15/2026 (aa)		1,987	1,990
John Deere Owner Trust, Series 2022-B, Class A2, 3.73%, 06/16/2025		248	247
Koromo Italy Srl, (Italy), Series 1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.80%), 4.68%, 02/26/2035 (aa)	EUR	404	447
KREF Ltd., (Cayman Islands), Series 2022-FL3, Class A, (CME Term SOFR 1 Month + 1.45%), 6.81%, 02/17/2039 (e) (aa)		395	390
Lt Autorahoitus IV DAC, (Ireland), Series 4, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.69%), 4.53%, 07/18/2033 (aa)	EUR	504	558
M&T Equipment Notes, Series 2023-1A, Class A2, 6.09%, 07/15/2030 (e)		700	702
Madison Park Funding XXXIII Ltd., (Cayman Islands), Series 2019-33A, Class AR, (CME Term SOFR 3 Month + 1.29%), 6.68%, 10/15/2032 (e) (aa)		250	249
Master Credit Card Trust II, (Canada), Series 2023-1A, Class A, 4.70%, 06/21/2027 (e)		600	598
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		1,500	1,471
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A2, 5.92%, 11/16/2026		1,200	1,209
Navient Private Education Loan Trust,
Series 2017-A, Class A2B, (CME Term SOFR 1 Month + 1.01%), 6.38%, 12/16/2058 (e) (aa)		14	15
Series 2018-BX, Class A2B, Reg. S, (CME Term SOFR 1 Month + 0.83%), 6.20%, 12/15/2059 (aa)		394	391
Series 2020-A, Class A2B, (CME Term SOFR 1 Month + 1.01%), 6.38%, 11/15/2068 (e) (aa)		584	575
Navient Private Education Refi Loan Trust,
Series 2019-D, Class A2B, (CME Term SOFR 1 Month + 1.16%), 6.53%, 12/15/2059 (e) (aa)		276	274
Series 2019-GA, Class A, 2.40%, 10/15/2068 (e)		140	131
Series 2021-DA, Class A, (Prime Rate -1.99%), 6.51%, 04/15/2060 (e) (aa)		336	323
Navient Student Loan Trust, Series 2019-BA, Class A2B, (CME Term SOFR 1 Month + 1.09%), 6.46%, 12/15/2059 (e) (aa)		197	195
Nelnet Student Loan Trust,
Series 2019-2A, Class A, (United States 30 Day Average SOFR + 1.01%), 6.35%, 06/27/2067 (e) (aa)		669	663
Series 2021-CA, Class AFL, (CME Term SOFR 1 Month + 0.85%), 6.21%, 04/20/2062 (e) (aa)		828	814

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — continued
Neuberger Berman Loan Advisers CLO 26 Ltd., (Cayman Islands), Series 2017-26A, Class AR, (CME Term SOFR 3 Month + 1.18%), 6.58%, 10/18/2030 (e) (aa)		1,828	1,822
OneMain Direct Auto Receivables Trust, Series 2022-1A, Class A2, (United States 30 Day Average SOFR + 1.60%), 6.94%, 03/14/2029 (e) (aa)		835	838
OneMain Financial Issuance Trust, Series 2023-2A, Class A2, (United States 30 Day Average SOFR + 1.50%), 6.84%, 09/15/2036 (e) (aa)		1,652	1,660
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)		57	57
Palmer Square CLO 2018-3 Ltd., (Cayman Islands), Series 2013-2A, Class A1A3, (CME Term SOFR 3 Month + 1.26%), 6.66%, 10/17/2031 (e) (aa)		250	249
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (CME Term SOFR 1 Month + 0.91%), 6.27%, 07/25/2035 (aa)		360	355
Pawnee Equipment Receivables LLC,
Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)		315	307
Series 2022-1, Class A2, 4.84%, 02/15/2028 (e)		168	168
PCL Funding VI plc, (United Kingdom), Series 2022-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.40%), 6.60%, 07/15/2026 (aa)	GBP	723	923
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)		601	579
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)		287	283
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)		203	199
Prodigy Finance DAC, (Ireland), Series 2021-1A, Class A, (CME Term SOFR 1 Month + 1.36%), 6.72%, 07/25/2051 (e) (aa)		63	63
Red & Black Auto Germany UG, (Germany),
Series 8, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.75%), 4.58%, 09/15/2030 (aa)	EUR	133	146
Series 10, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.20%), 5.03%, 09/15/2032 (aa)	EUR	100	111
Red & Black Auto Italy Srl, (Italy),
Series 1, Class A, Reg. S, (ICE LIBOR EUR 1 Month + 0.70%), 4.57%, 12/28/2031 (aa)	EUR	582	642
Series 2, Class A1, Reg. S, (ICE LIBOR EUR 1 Month + 1.00%), 4.87%, 07/28/2034 (aa)	EUR	798	884

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 2, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 1.80%), 5.67%, 07/28/2034 (aa)	EUR	112	124
Rockford Tower CLO 2017-3 Ltd., (Cayman Islands), Series 2017-3A, Class A, (CME Term SOFR 3 Month + 1.45%), 6.87%, 10/20/2030 (e) (aa)		217	217
RR 3 Ltd., (Cayman Islands), Series 2018-3A, Class A1R2, (CME Term SOFR 3 Month + 1.35%), 6.75%, 01/15/2030 (e) (aa)		804	803
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18%, 02/16/2027		3,869	3,879
SC Germany SA Compartment Consumer, (Luxembourg), Series 2020-1, Class C, Reg. S, (ICE LIBOR EUR 1 Month + 1.75%), 5.61%, 11/14/2034 (aa)	EUR	170	188
SLM Student Loan Trust, Series 2004-10, Class A7B, (United States 90 Day Average SOFR + 0.86%), 6.20%, 10/25/2029 (e) (aa)		382	382
SMB Private Education Loan Trust,
Series 2016-B, Class A2B, (CME Term SOFR 1 Month + 1.56%), 6.93%, 02/17/2032 (e) (aa)		247	247
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)		169	166
Series 2017-A, Class A2B, (CME Term SOFR 1 Month + 1.01%), 6.38%, 09/15/2034 (e) (aa)		658	656
Series 2020-A, Class A2B, (CME Term SOFR 1 Month + 0.94%), 6.31%, 09/15/2037 (e) (aa)		461	455
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)		351	316
Series 2021-A, Class A2A1, (CME Term SOFR 1 Month + 0.84%), 6.21%, 01/15/2053 (e) (aa)		1,606	1,578
Series 2021-D, Class A1B, (CME Term SOFR 1 Month + 0.71%), 6.08%, 03/17/2053 (e) (aa)		172	168
Series 2022-B, Class A1B, (United States 30 Day Average SOFR + 1.45%), 6.79%, 02/16/2055 (e) (aa)		1,532	1,529
Series 2022-C, Class A1B, (United States 30 Day Average SOFR + 1.85%), 7.19%, 05/16/2050 (e) (aa)		224	225
Series 2022-D, Class A1B, (United States 30 Day Average SOFR + 1.80%), 7.14%, 10/15/2058 (e) (aa)		2,290	2,307
Series 2023-A, Class A1A, 5.38%, 01/15/2053 (e)		174	174
Symphony CLO XXIV Ltd., (Cayman Islands), Series 2020-24A, Class A, (CME Term SOFR 3 Month + 1.46%), 6.87%, 01/23/2032 (e) (aa)		700	698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	23

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — continued
Synchrony Card Funding LLC, Series 2023-A1, Class A, 5.54%, 07/15/2029		1,000	1,019
TAGUS — Sociedade de Titularizacao de Creditos SA / Viriato Finance No. 1, (Portugal), Series 1, Class B, Reg. S, (ICE LIBOR EUR 1 Month + 0.95%), 4.83%, 10/28/2040 (aa)	EUR	316	340
TCI-Symphony CLO 2016-1 Ltd., (Cayman Islands), Series 2016-1A, Class AR2, (CME Term SOFR 3 Month + 1.28%), 6.68%, 10/13/2032 (e) (aa)		265	264
Tesla Auto Lease Trust, Series 2023-B, Class A2, 6.02%, 09/22/2025 (e)		500	502
Towd Point Asset Trust, Series 2021-SL1, Class A2, (CME Term SOFR 1 Month + 0.81%), 6.17%, 11/20/2061 (e) (aa)		143	140
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)		1,500	1,424
Toyota Auto Receivables Owner Trust,
Series 2022-C, Class A2A, 3.83%, 08/15/2025		586	584
Series 2022-C, Class A2B, (United States 30 Day Average SOFR + 0.57%), 5.91%, 08/15/2025 (aa)		782	782
Series 2022-C, Class A3, 3.76%, 04/15/2027		800	786
Series 2023-C, Class A2A, 5.60%, 08/17/2026		500	501
Toyota Lease Owner Trust, Series 2023-B, Class A2A, 5.73%, 04/20/2026 (e)		1,100	1,105
Trillium Credit Card Trust II, (Canada), Series 2023-3A, Class A, (United States SOFR + 0.85%), 6.24%, 08/26/2028 (e) (aa)		1,700	1,706
Venture XVIII CLO Ltd., (Cayman Islands), Series 2014-18A, Class AR, (CME Term SOFR 3 Month + 1.48%), 6.88%, 10/15/2029 (e) (aa)		764	763
Volkswagen Auto Lease Trust,
Series 2022-A, Class A2, 3.02%, 10/21/2024		25	25
Series 2023-A, Class A2A, 5.87%, 01/20/2026		800	804
Volkswagen Auto Loan Enhanced Trust,
Series 2023-1, Class A2A, 5.50%, 12/21/2026		988	989
Series 2023-2, Class A2A, 5.72%, 03/22/2027		1,500	1,509
Series 2023-2, Class A2B, (United States 30 Day Average SOFR + 0.63%), 5.97%, 03/22/2027 (aa)		4,110	4,117
Voya CLO 2018-3 Ltd., (Cayman Islands), Series 2018-3A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.81%, 10/15/2031 (e) (aa)		1,150	1,146

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

VOYA CLO 2017-2, (Cayman Islands), Series 2017-2A, Class A1R, (CME Term SOFR 3 Month + 1.24%), 6.64%, 06/07/2030 (e) (aa)		190	190
Wind River CLO Ltd., (Cayman Islands), Series 2013-1A, Class A1RR, (CME Term SOFR 3 Month + 1.24%), 6.66%, 07/20/2030 (e) (aa)		114	114
World Omni Auto Receivables Trust,
Series 2023-A, Class A2A, 5.18%, 07/15/2026		491	490
Series 2023-B, Class A2A, 5.25%, 11/16/2026		858	856

Total Asset-Backed Securities (Cost $126,578)			126,845

Collateralized Mortgage Obligations — 3.6%
Avon Finance, (United Kingdom), Series 4A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 12/28/2049 (e) (aa)	GBP	757	963
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 08/20/2045 (aa)	GBP	372	473
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		286	278
Dutch Property Finance BV, (Netherlands), Series 2022-1, Class A, Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 4.70%, 10/28/2059 (aa)	EUR	747	823
Economic Master Issuer plc, (United Kingdom), Series 2023-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.56%), 5.76%, 06/25/2074 (aa)	GBP	273	349
FNMA REMICS,
Series 2020-29, Class FC, (United States 30 Day Average SOFR + 0.91%), 5.48%, 05/25/2050 (aa)		1,310	1,297
Series 2022-8, Class D, 2.00%, 08/25/2038		1,243	1,134
Friary No. 7 plc, (United Kingdom), Series 7, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.67%), 5.89%, 10/21/2070 (aa)	GBP	212	272
GNMA,
Series 2015-H04, Class FA, (CME Term SOFR 1 Month + 0.76%), 6.09%, 12/20/2064 (aa)		984	976
Series 2017-121, Class PE, 3.00%, 07/20/2046		135	128
Series 2018-H18, Class FC, (CME Term SOFR 1 Month + 0.46%), 5.79%, 08/20/2065 (aa)		536	533
Series 2019-54, Class KF, (CME Term SOFR 1 Month + 0.53%), 5.88%, 05/20/2044 (aa)		305	292

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Collateralized Mortgage Obligations — continued
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 6.84%, 06/20/2071 (aa)		1,389	1,388
Series 2022-5, Class FA, (United States 30 Day Average SOFR + 0.30%), 3.50%, 01/20/2052 (aa)		872	767
Series 2022-H01, Class FA, (United States 30 Day Average SOFR + 0.35%), 5.69%, 01/20/2072 (aa)		687	657
Series 2023-H02, Class FA, (United States 30 Day Average SOFR + 0.90%), 6.24%, 01/20/2073 (aa)		513	510
Series 2023-H12, Class FA, (United States 30 Day Average SOFR + 1.00%), 6.34%, 05/20/2073 (aa)		1,718	1,718
Series 2023-H26, Class DF, (United States 30 Day Average SOFR + 0.30%), 5.64%, 09/20/2073 (aa)		1,662	1,645
Series 2023-H27, Class FD, (United States 30 Day Average SOFR + 1.10%), 6.44%, 11/20/2073 (aa)		502	506
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)		280	256
Holmes Master Issuer plc, (United Kingdom), Series 2023-1X, Class A1, Reg. S, (SONIA Interest Rate Benchmark + 0.58%), 5.80%, 10/15/2072 (aa)	GBP	666	852
Hops Hill No. 1 plc, (United Kingdom), Series 1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.95%), 6.15%, 05/27/2054 (aa)	GBP	378	482
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)		1,106	1,064
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)		325	287
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		99	96
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (e) (z)		272	248
Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)		441	401
Resimac Bastille Trust, (Australia), Series 2021-2NCA, Class A1A, (CME Term SOFR 1 Month + 0.76%), 6.11%, 02/03/2053 (e) (aa)		161	160
Silverstone Master Issuer plc, (United Kingdom),
Series 2022-1A, Class 1A, (United States SOFR + 0.38%), 5.75%, 01/21/2070 (e) (aa)		480	479
Series 2022-1X, Class 2A, Reg. S, (SONIA Interest Rate Benchmark + 0.29%), 5.51%, 01/21/2070 (aa)	GBP	550	699

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		171	159
Series 2020-INV1, Class A1, 1.03%, 11/25/2055 (e) (z)		104	94
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)		229	206
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 07/20/2060 (e) (aa)	GBP	116	148
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 1.35%), 6.57%, 07/20/2045 (e) (aa)	GBP	468	597
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (CME Term SOFR 1 Month + 1.11%), 6.47%, 05/25/2058 (e) (aa)		232	236

Total Collateralized Mortgage Obligations (Cost $21,700)			21,173

Commercial Mortgage-Backed Securities — 4.0%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (CME Term SOFR 1 Month + 1.18%), 6.54%, 09/15/2034 (e) (aa)		500	480
AREIT Trust, (Cayman Islands), Series 2021-CRE5, Class A, (CME Term SOFR 1 Month + 1.19%), 6.55%, 11/17/2038 (e) (aa)		465	452
Ashford Hospitality Trust, Series 2018-KEYS, Class A, (CME Term SOFR 1 Month + 1.17%), 6.53%, 06/15/2035 (e) (aa)		211	208
BAMLL Commercial Mortgage Securities Trust,
Series 2018-DSNY, Class A, (CME Term SOFR 1 Month + 1.15%), 6.51%, 09/15/2034 (e) (aa)		853	849
Series 2019-RLJ, Class A, (CME Term SOFR 1 Month + 1.10%), 6.46%, 04/15/2036 (e) (aa)		400	398
BDS LLC, Series 2022-FL12, Class A, (CME Term SOFR 1 Month + 2.14%), 7.49%, 08/19/2038 (e) (aa)		700	696
Beast Mortgage Trust, Series 2021-SSCP, Class A, (CME Term SOFR 1 Month + 0.86%), 6.23%, 04/15/2036 (e) (aa)		600	588
BWAY Mortgage Trust, Series 2021-1450, Class A, (CME Term SOFR 1 Month + 1.36%), 6.73%, 09/15/2036 (e) (aa)		500	466
BX Commercial Mortgage Trust, Series 2022-CSMO, Class A, (CME Term SOFR 1 Month + 2.11%), 7.48%, 06/15/2027 (e) (aa)		800	802
CEDR Commercial Mortgage Trust, Series 2022-SNAI, Class A, (CME Term SOFR 1 Month + 0.99%), 6.35%, 02/15/2039 (e) (aa)		530	489
CENT Trust, Series 2023-CITY, Class A, (CME Term SOFR 1 Month + 2.62%), 7.98%, 09/15/2038 (e) (aa)		410	412

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	25

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Commercial Mortgage-Backed Securities — continued
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058		506	493
Citigroup Commercial Mortgage Trust,
Series 2019-SMRT, Class A, 4.15%, 01/10/2036 (e)		1,595	1,592
Series 2021-KEYS, Class A, (CME Term SOFR 1 Month + 1.29%), 6.66%, 10/15/2036 (e) (aa)		900	884
COMM Mortgage Trust,
Series 2014-UBS3, Class A4, 3.82%, 06/10/2047		1,600	1,583
Series 2015-LC19, Class ASB, 3.04%, 02/10/2048		109	107
CSMC,
Series 2021-BHAR, Class A, (CME Term SOFR 1 Month + 1.26%), 6.63%, 11/15/2038 (e) (aa)		974	962
Series 2022-NWPT, Class A, (CME Term SOFR 1 Month + 3.14%), 8.50%, 09/09/2024 (e) (aa)		116	118
DBGS Mortgage Trust, Series 2018-BIOD, Class A, (CME Term SOFR 1 Month + 1.10%), 6.46%, 05/15/2035 (e) (aa)		1,188	1,179
ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, (CME Term SOFR 1 Month + 2.25%), 7.61%, 10/15/2039 (e) (aa)		480	478
INTOWN Mortgage Trust, Series 2022-STAY, Class A, (CME Term SOFR 1 Month + 2.49%), 7.85%, 08/15/2039 (e) (aa)		1,250	1,254
Life Mortgage Trust, Series 2021-BMR, Class A, (CME Term SOFR 1 Month + 0.81%), 6.18%, 03/15/2038 (e) (aa)		295	288
LUX, Series 2023-LION, Class A, (CME Term SOFR 1 Month + 2.69%), 8.05%, 08/15/2040 (e) (aa)		185	187
MF1X, Series 2021-W10, Class A, (CME Term SOFR 1 Month + 1.07%), 6.43%, 12/15/2034 (e) (aa)		1,130	1,102
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (CME Term SOFR 1 Month + 1.11%), 6.48%, 05/15/2036 (e) (aa)		700	643
MTN Commercial Mortgage Trust, Series 2022-LPFL, Class A, (CME Term SOFR 1 Month + 1.40%), 6.77%, 03/15/2039 (e) (aa)		1,100	1,072
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A, (CME Term SOFR 1 Month + 1.82%), 7.19%, 03/15/2035 (e) (aa)		719	712
Sage AR Funding No. 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 6.47%, 11/17/2030 (e) (aa)	GBP	800	1,009
SMRT, Series 2022-MINI, Class A, (CME Term SOFR 1 Month + 1.00%), 6.36%, 01/15/2039 (e) (aa)		350	343

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

SREIT Trust, Series 2021-IND, Class A, (CME Term SOFR 1 Month + 0.81%), 6.18%, 10/15/2038 (e) (aa)		900	882
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (CME Term SOFR 1 Month + 2.19%), 7.55%, 05/15/2037 (e) (aa)		745	741
Taurus DAC, (Ireland), Series 2019-UK2, Class A, Reg. S, (SONIA Interest Rate Benchmark + 1.32%), 6.54%, 11/17/2029 (aa)	GBP	950	1,201
Vita Scientia DAC, (Ireland), Series 2022-1X, Class A, Reg. S, (ICE LIBOR EUR 3 Month + 1.30%), 5.26%, 02/27/2033 (aa)	EUR	1,000	1,073
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2, Class A2, 3.02%, 07/15/2058		98	95

Total Commercial Mortgage-Backed Securities (Cost $24,222)			23,838

Corporate Bonds — 47.9%
Communications — 4.3%
Media — 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 02/01/2024		2,000	1,997
(CME Term SOFR 3 Month + 1.91%), 7.29%, 02/01/2024 (aa)		4,000	4,000

			5,997

Telecommunications — 3.3%
AT&T, Inc., (CME Term SOFR 3 Month + 1.44%), 6.81%, 06/12/2024 (aa)		4,000	4,014
NTT Finance Corp., (Japan),
1.16%, 04/03/2026 (e)		2,345	2,164
4.14%, 07/26/2024 (e)		370	367
Rogers Communications, Inc., (Canada), 2.95%, 03/15/2025		3,750	3,639
Sprint LLC, 7.63%, 03/01/2026		2,000	2,088
T-Mobile USA, Inc., 2.63%, 04/15/2026		2,300	2,188
Verizon Communications, Inc., (SOFR Compounded Index + 0.50%), 5.93%, 03/22/2024 (aa)		5,000	5,002

			19,462

Total Communications			25,459

Consumer Cyclical — 5.8%
Auto Manufacturers — 5.0%
American Honda Finance Corp.,
0.55%, 07/12/2024		1,070	1,043
(SOFR Compounded Index + 0.78%), 6.16%, 04/23/2025 (aa)		2,724	2,730
BMW US Capital LLC,
(SOFR Compounded Index + 0.38%), 5.78%, 08/12/2024 (e) (aa)		2,130	2,132
(SOFR Compounded Index + 0.84%), 6.28%, 04/01/2025 (e) (aa)		1,100	1,105

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued
Auto Manufacturers — continued
Daimler Truck Finance North America LLC, 5.20%, 01/17/2025 (e)	2,000	1,999
Ford Motor Credit Co. LLC,
2.30%, 02/10/2025	400	385
2.70%, 08/10/2026	1,150	1,065
General Motors Financial Co., Inc.,
1.05%, 03/08/2024	2,059	2,041
3.50%, 11/07/2024	2,000	1,963
(United States SOFR + 0.76%), 6.18%, 03/08/2024 (aa)	1,000	1,000
Hyundai Capital America,
1.00%, 09/17/2024 (e)	3,025	2,928
(United States SOFR + 1.15%), 6.54%, 08/04/2025 (e) (aa)	1,100	1,099
Mercedes-Benz Finance North America LLC, 0.75%, 03/01/2024 (e)	3,750	3,720
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024 (e)	2,600	2,508
Toyota Motor Credit Corp.,
(SOFR Compounded Index + 0.33%), 5.70%, 01/11/2024 (aa)	2,000	2,000
(United States SOFR + 0.65%), 6.07%, 09/11/2025 (aa)	1,000	1,002
Volkswagen Group of America Finance LLC,
5.80%, 09/12/2025 (e)	221	223
(United States SOFR + 0.93%), 6.35%, 09/12/2025 (e) (aa)	1,000	1,002

		29,945

Home Builders — 0.1%
Lennar Corp., 4.50%, 04/30/2024	500	497

Lodging — 0.1%
Hyatt Hotels Corp., 1.80%, 10/01/2024	500	485

Retail — 0.6%
7-Eleven, Inc., 0.80%, 02/10/2024 (e)	3,674	3,653

Total Consumer Cyclical		34,580

Consumer Non-cyclical — 6.0%
Agriculture — 0.5%
Altria Group, Inc., 3.80%, 02/14/2024	1,500	1,495
BAT Capital Corp., 3.22%, 08/15/2024	580	571
Imperial Brands Finance plc, (United Kingdom), 3.13%, 07/26/2024 (e)	1,100	1,082

		3,148

Beverages — 0.2%
JDE Peet’s NV, (Netherlands), 0.80%, 09/24/2024 (e)	400	385
Keurig Dr Pepper, Inc., 0.75%, 03/15/2024	1,000	990

		1,375

Biotechnology — 1.1%
Amgen, Inc., 5.25%, 03/02/2025	2,935	2,942
Gilead Sciences, Inc., 3.70%, 04/01/2024	3,500	3,483

		6,425

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Commercial Services — 0.7%
Global Payments, Inc.,
1.20%, 03/01/2026		2,500	2,298
1.50%, 11/15/2024		1,500	1,446
Transurban Queensland Finance Pty Ltd., (Australia), Reg. S, (BBSW ASX Australian 3 Month + 2.05%), 6.41%, 12/16/2024 (aa)	AUD	700	480

			4,224

Cosmetics/Personal Care — 0.3%
Haleon US Capital LLC, 3.02%, 03/24/2024		1,800	1,789

Food — 0.6%
General Mills, Inc., 3.65%, 02/15/2024		2,345	2,338
J M Smucker Co. (The), 3.50%, 03/15/2025		1,000	981

			3,319

Healthcare — Products — 0.3%
Baxter International, Inc., 1.32%, 11/29/2024		800	770
Thermo Fisher Scientific, Inc., 1.22%, 10/18/2024		850	823

			1,593

Healthcare — Services — 0.9%
HCA, Inc., 5.00%, 03/15/2024		3,800	3,793
Roche Holdings, Inc., 2.63%, 05/15/2026 (e)		1,866	1,789

			5,582

Pharmaceuticals — 1.4%
AbbVie, Inc.,
2.60%, 11/21/2024		6,000	5,861
3.60%, 05/14/2025		1,000	981
Pfizer Investment Enterprises Pte Ltd., (Singapore), 4.65%, 05/19/2025		1,600	1,595

			8,437

Total Consumer Non-cyclical			35,892

Energy — 1.8%
Oil & Gas — 0.3%
Phillips 66, 0.90%, 02/15/2024		1,800	1,789

Pipelines — 1.5%
Enbridge, Inc., (Canada), 2.15%, 02/16/2024		720	717
ONEOK, Inc., 5.55%, 11/01/2026		1,500	1,526
Sabine Pass Liquefaction LLC, 5.63%, 03/01/2025		2,900	2,906
Williams Cos., Inc. (The),
4.30%, 03/04/2024		1,500	1,496
4.55%, 06/24/2024		2,000	1,989

			8,634

Total Energy			10,423

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	27

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Financial — 19.2%
Banks — 16.1%
Aozora Bank Ltd., (Japan), Reg. S, 1.05%, 09/09/2024		1,000	967
Australia & New Zealand Banking Group Ltd., (Australia), 5.67%, 10/03/2025		2,067	2,101
Banco Santander SA, (Spain), 3.89%, 05/24/2024		500	496
(CMT Index 1 Year + 0.45%), 5.74%, 06/30/2024 (aa)		400	400
Bank of America Corp.,
(Canada Bankers Acceptances 3 Month + 0.90%), 2.93%, 04/25/2025 (aa)	CAD	1,400	1,047
(United States SOFR + 1.75%), 4.83%, 07/22/2026 (aa)		4,000	3,970
(United States SOFR + 1.29%), 5.08%, 01/20/2027 (aa)		1,300	1,298
(United States SOFR + 1.10%), 6.48%, 04/25/2025 (aa)		600	601
Bank of Montreal, (Canada), Series H, 4.25%, 09/14/2024		2,000	1,981
Bank of Nova Scotia (The), (Canada), Series FRN, (SOFR Compounded Index + 0.45%), 5.81%, 04/15/2024 (aa)		500	500
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 1.00%, 02/04/2025		500	477
5.90%, 07/13/2026 (e)		1,300	1,328
Barclays plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/2025 (aa)		700	695
BNP Paribas SA, (France), (CME Term SOFR 3 Month + 2.50%), 4.71%, 01/10/2025 (e) (aa)		800	800
BPCE SA, (France), 4.00%, 04/15/2024		700	697
Reg. S, (United States SOFR + 0.57%), 5.94%, 01/14/2025 (aa)		700	698
(United States SOFR + 0.96%), 6.39%, 09/25/2025 (e) (aa)		2,140	2,144
Citibank NA, 5.86%, 09/29/2025		2,068	2,103
(SOFR Compounded Index + 1.06%), 6.47%, 12/04/2026 (aa)		800	801
Citigroup, Inc.,
(United States SOFR + 0.69%), 2.01%, 01/25/2026 (aa)		4,250	4,084
(United States SOFR + 1.37%), 6.78%, 05/24/2025 (aa)		2,000	2,005
Credit Suisse AG, (Switzerland),
0.50%, 02/02/2024		2,700	2,688
3.63%, 09/09/2024		300	296
3.70%, 02/21/2025		1,500	1,469
(SOFR Compounded Index + 0.39%), 5.78%, 02/02/2024 (aa)		500	500
Danske Bank A / S, (Denmark), Reg. S, 5.38%, 01/12/2024		1,200	1,200

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
Deutsche Bank AG, (Germany),
0.90%, 05/28/2024		2,100	2,062
(United States SOFR + 1.13%), 1.45%, 04/01/2025 (aa)		1,700	1,680
3.70%, 05/30/2024		1,700	1,682
DNB Bank ASA, (Norway), (SOFR Compounded Index + 0.83%), 6.27%, 03/28/2025 (e) (aa)		1,295	1,296
Federation des Caisses Desjardins du Quebec, (Canada),
0.70%, 05/21/2024 (e)		1,000	981
2.05%, 02/10/2025 (e)		500	482
(United States SOFR + 0.43%), 5.83%, 05/21/2024 (e) (aa)		1,900	1,900
First Abu Dhabi Bank PJSC, (United Arab Emirates), (BBSW ASX Australian 3 Month + 1.10%), 5.48%, 02/18/2025 (aa)	AUD	700	476
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.73%), 1.76%, 01/24/2025 (aa)		2,000	1,993
5.70%, 11/01/2024		2,000	2,005
(United States SOFR + 0.49%), 5.87%, 10/21/2024 (aa)		900	899
(United States SOFR + 0.50%), 5.92%, 09/10/2024 (aa)		2,500	2,497
(United States SOFR + 1.39%), 6.81%, 03/15/2024 (aa)		800	801
HSBC Holdings plc, (United Kingdom),
(CME Term SOFR 3 Month + 1.47%), 3.80%, 03/11/2025 (aa)		400	398
(CME Term SOFR 3 Month + 1.49%), 6.86%, 03/11/2025 (aa)		1,000	1,002
HSBC USA, Inc., 5.63%, 03/17/2025		1,500	1,507
ING Groep NV, (Netherlands),
3.55%, 04/09/2024		700	696
(SOFR Compounded Index + 1.64%), 7.08%, 03/28/2026 (aa)		1,000	1,006
Lloyds Banking Group plc, (United Kingdom), 4.45%, 05/08/2025		1,800	1,778
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		700	698
(United States SOFR + 0.94%), 6.34%, 02/20/2026 (aa)		1,000	1,000
(United States SOFR + 1.65%), 7.02%, 07/18/2025 (aa)		1,300	1,305
Mizuho Financial Group, Inc., (Japan), (CME Term SOFR 3 Month + 1.24%), 2.84%, 07/16/2025 (aa)		800	788
Morgan Stanley,
(United States SOFR + 0.51%), 0.79%, 01/22/2025 (aa)		500	499
(United States SOFR + 0.56%), 1.16%, 10/21/2025 (aa)		1,400	1,347
Morgan Stanley Bank NA, 5.88%, 10/30/2026		1,465	1,507

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Banks — continued
NatWest Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/2025 (aa)		725	723
NatWest Markets plc, (United Kingdom), 3.48%, 03/22/2025 (e)		1,825	1,788
Nordea Bank Abp, (Finland), (United States SOFR + 0.96%), 6.38%, 06/06/2025 (e) (aa)		500	502
Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 4.68%, 08/12/2024 (aa)	AUD	1,000	681
(BBSW ASX Australian 3 Month + 0.35%), 4.71%, 03/18/2024 (f) (aa)	AUD	1,000	681
Royal Bank of Canada, (Canada),
5.66%, 10/25/2024		980	982
(SOFR Compounded Index + 1.08%), 6.46%, 07/20/2026 (aa)		2,000	2,000
Skandinaviska Enskilda Banken AB, (Sweden), 1.40%, 11/19/2025 (e)		1,900	1,777
Societe Generale SA, (France),
2.63%, 01/22/2025 (e)		800	775
3.88%, 03/28/2024 (e)		700	697
Standard Chartered plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,600	1,586
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 5.40%, 10/16/2024 (aa)	AUD	2,300	1,570
Sumitomo Mitsui Trust Bank Ltd., (Japan), 0.80%, 09/16/2024 (e)		200	193
Swedbank AB, (Sweden), 6.14%, 09/12/2026 (e)		2,400	2,447
Toronto-Dominion Bank (The), (Canada),
3.25%, 03/11/2024		1,200	1,195
4.29%, 09/13/2024		2,000	1,983
UBS AG, (Switzerland),
Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 5.21%, 07/30/2025 (aa)	AUD	2,100	1,427
(United States SOFR + 0.36%), 5.75%, 02/09/2024 (e) (aa)		1,000	1,000
(United States SOFR + 0.45%), 5.84%, 08/09/2024 (e) (aa)		1,615	1,618
Wells Fargo & Co., (CME Term SOFR 3 Month + 1.09%), 2.41%, 10/30/2025 (aa)		1,500	1,459
Wells Fargo Bank NA, (United States SOFR + 0.80%), 6.19%, 08/01/2025 (aa)		2,620	2,627

			95,342

Diversified Financial Services — 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
1.65%, 10/29/2024		200	193
4.88%, 01/16/2024		3,500	3,498
American Express Co.,
3.40%, 02/22/2024		2,000	1,998

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — continued
(United States SOFR + 0.93%), 6.34%, 03/04/2025 (aa)	1,120	1,123
Avolon Holdings Funding Ltd., (Cayman Islands),
3.95%, 07/01/2024 (e)	500	493
5.25%, 05/15/2024 (e)	400	398
Capital One Financial Corp., (United States SOFR + 1.37%), 4.17%, 05/09/2025 (aa)	2,700	2,680
Mitsubishi HC Capital, Inc., (Japan), 3.64%, 04/13/2025 (e)	300	293
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025	1,900	1,799
ORIX Corp., (Japan), 3.25%, 12/04/2024	400	392
Synchrony Financial, 4.38%, 03/19/2024	2,750	2,740

		15,607

Insurance — 0.4%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	713	710
New York Life Global Funding, 5.45%, 09/18/2026 (e)	2,000	2,045

		2,755

Savings & Loans — 0.1%
Nationwide Building Society, (United Kingdom), 0.55%, 01/22/2024 (e)	400	399

Total Financial		114,103

Industrial — 5.2%
Aerospace/Defense — 1.8%
Boeing Co. (The),
1.43%, 02/04/2024	3,600	3,585
1.95%, 02/01/2024	3,000	2,990
Northrop Grumman Corp., 2.93%, 01/15/2025	2,000	1,954
RTX Corp., 2.65%, 11/01/2026	2,000	1,893

		10,422

Electronics — 0.3%
Arrow Electronics, Inc., 3.25%, 09/08/2024	1,800	1,768

Machinery — Construction & Mining — 0.3%
Caterpillar Financial Services Corp., (United States SOFR + 0.52%), 5.94%, 06/13/2025 (aa)	2,000	2,004

Machinery — Diversified — 0.4%
John Deere Capital Corp., 5.15%, 03/03/2025	2,600	2,614

Miscellaneous Manufacturers — 1.0%
3M Co., (CME Term SOFR 3 Month + 0.56%), 5.94%, 02/14/2024 (aa)	700	700
Parker-Hannifin Corp., 3.65%, 06/15/2024	5,100	5,051

		5,751

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	29

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Transportation — 1.1%
Canadian Pacific Railway Co., (Canada), 1.35%, 12/02/2024		3,540	3,410
Ryder System, Inc., 3.65%, 03/18/2024		1,000	995
Union Pacific Corp., 3.15%, 03/01/2024		2,000	1,991

			6,396

Trucking & Leasing — 0.3%
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.90%, 02/01/2024 (e)		2,000	1,996

Total Industrial			30,951

Technology — 3.1%
Semiconductors — 1.5%
Broadcom Corp. / Broadcom Cayman Finance Ltd., (Multinational), 3.63%, 01/15/2024		2,000	1,998
Broadcom, Inc., 3.63%, 10/15/2024		1,000	986
NXP BV / NXP Funding LLC, (Multinational), 4.88%, 03/01/2024		4,600	4,591
SK Hynix, Inc., (South Korea),
1.00%, 01/19/2024 (e)		400	399
Reg. S, 1.00%, 01/19/2024		1,300	1,298

			9,272

Software — 1.6%
Fidelity National Information Services, Inc., 0.60%, 03/01/2024		2,865	2,840
Fiserv, Inc., 2.75%, 07/01/2024		1,500	1,477
Oracle Corp.,
2.95%, 11/15/2024		1,000	977
2.95%, 05/15/2025		1,000	971
3.40%, 07/08/2024		1,625	1,606
VMware LLC, 1.00%, 08/15/2024		1,500	1,457

			9,328

Total Technology			18,600

Utilities — 2.5%
Electric — 2.5%
American Electric Power Co., Inc., 2.03%, 03/15/2024		600	595
Ausgrid Finance Pty Ltd., (Australia), Reg. S, (BBSW ASX Australian 3 Month + 1.22%), 5.56%, 10/30/2024 (aa)	AUD	1,500	1,024
Black Hills Corp., 1.04%, 08/23/2024		1,500	1,456
Enel Finance International NV, (Netherlands),
2.65%, 09/10/2024 (e)		1,500	1,464
4.25%, 06/15/2025 (e)		300	296
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)		800	788
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024		1,740	1,703
NextEra Energy Capital Holdings, Inc.,
2.94%, 03/21/2024		4,000	3,974
4.26%, 09/01/2024		1,175	1,163
Pacific Gas and Electric Co.,
3.40%, 08/15/2024		100	98
3.75%, 02/15/2024		100	100

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Electric — continued
WEC Energy Group, Inc., 0.80%, 03/15/2024	2,000	1,980

Total Utilities		14,641

Total Corporate Bonds (Cost $284,924)		284,649

Foreign Government Securities — 0.6%
Export-Import Bank of Korea, (South Korea), 4.88%, 01/11/2026	500	501
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,100	2,867

Total Foreign Government Securities (Cost $3,599)		3,368

Municipal Bond — 0.3% (t)
Pennsylvania — 0.3%
Philadelphia Authority for Industrial Development, Taxable, Rev., 0.94%, 04/15/2024
(Cost $1,555)	1,555	1,535

U.S. Government Agency Securities — 5.1%
FHLBs,
0.38%, 05/17/2024	1,500	1,472
0.46%, 09/10/2024	2,500	2,423
1.04%, 06/14/2024	2,000	1,962
3.63%, 02/28/2024	1,000	997
5.17%, 03/08/2024	2,000	1,999
5.30%, 12/06/2024	1,000	1,000
5.51%, 04/01/2024	2,000	1,999
5.64%, 04/02/2025	1,000	1,000
5.65%, 05/28/2025	1,700	1,700
0.40%, 05/24/2024	1,360	1,334
FHLMC,
4.05%, 08/28/2025	2,500	2,484
5.05%, 01/28/2025	1,000	998
5.08%, 10/25/2024	1,000	999
5.52%, 05/28/2025	1,700	1,699
5.55%, 05/09/2025	1,700	1,690
5.68%, 04/03/2025	1,700	1,700
5.73%, 04/03/2025	1,700	1,700
5.85%, 08/23/2027	2,000	1,999
FNMA, 4.00%, 02/28/2025	1,000	996

Total U.S. Government Agency Securities (Cost $30,200)		30,151

U.S. Treasury Obligations — 4.9%
U.S. Treasury Notes,
0.38%, 07/15/2024	2,000	1,951
0.38%, 09/15/2024	9,000	8,716
1.88%, 08/31/2024	14,000	13,713
2.00%, 04/30/2024	2,250	2,226
2.25%, 04/30/2024	2,800	2,772

Total U.S. Treasury Obligations (Cost $29,352)		29,378

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Short-Term Investments — 14.0%
Banker’s Acceptance Bill — 0.5%
Bank of Nova Scotia (The), (Canada), 5.34%, 02/05/2024 (n)	CAD	3,900	2,927

Certificates of Deposit — 0.7%
Citibank NA, 5.97%, 05/10/2024 (n)		2,000	2,002
Royal Bank of Canada, (Canada), 5.97%, 06/27/2024 (n)		2,000	2,003

Total Certificates of Deposit			4,005

Commercial Papers — 1.7%
BPCE SA, (France), 5.93%, 06/04/2024 (n)		2,000	1,953
HSBC USA, Inc.,
6.46%, 08/22/2024 (n)		1,000	964
6.46%, 09/09/2024 (e) (n)		2,200	2,115
6.52%, 10/11/2024 (e) (n)		2,000	1,913
6.55%, 06/24/2024 (n)		750	730
Quanta Services, Inc.,
5.93%, 01/18/2024 (e) (n)		600	598
5.93%, 01/17/2024 (e) (n)		1,700	1,695

Total Commercial Papers			9,968

Foreign Government Securities — 5.3%
Canadian Treasury Bill, (Canada), Zero Coupon, 02/15/2024	CAD	10,000	7,497
Japan Treasury Discount Bills, (Japan),
Series 1188, Zero Coupon, 01/22/2024	JPY	1,234,600	8,757
Series 1190, Reg. S, Zero Coupon, 01/29/2024	JPY	260,000	1,844
Series 1201, Zero Coupon, 03/25/2024	JPY	1,800,000	12,771
National Bank of Hungary Bill, (Hungary), Series 7D, Zero Coupon, 01/04/2024	HUF	211,000	608

Total Foreign Government Securities			31,477

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)			VALUE ($)

Time Deposits — 2.4%
Australia & New Zealand Banking Group Ltd.,
2.77%, 01/02/2024	AUD	192		131
3.06%, 01/03/2024	NZD	—	(h)	—	(h)
Citibank NA,
2.71%, 01/02/2024	EUR	233		258
4.68%, 01/02/2024		288		288
Royal Bank of Canada,
3.79%, 01/02/2024	CAD	135		102
4.16%, 01/02/2024	GBP	149		190
4.68%, 01/02/2024		9,135		9,135
Sumitomo Mitsui Banking Corp., 4.68%, 01/02/2024		4,213		4,213

Total Time Deposits				14,317

U.S. Treasury Obligations — 3.4%
U.S. Treasury Bills,
Zero Coupon, 02/29/2024 (ii)		205		203
Zero Coupon, 06/06/2024		11,000		10,759
Zero Coupon, 03/28/2024 (ii)		72		71
Zero Coupon, 04/09/2024		9,000		8,873
Zero Coupon, 02/08/2024		500		498

Total U.S. Treasury Obligations				20,404

Total Short-Term Investments (Cost $81,803)				83,098

Total Investments — 101.7% (Cost — $603,933)				604,035
Liabilities in Excess of Other Assets — (1.7)%				(10,325)

NET ASSETS — 100.0%				$593,710

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
10 Year Commonwealth Treasury Bond	76	03/2024	AUD	5,893	149
U.S. Treasury 2 Year Note	174	03/2024	USD	35,455	374

					523

Short Contracts
SOFR 3 Month	(136)	03/2025	USD	(32,582)	(255)
U.S. Treasury 10 Year Note	(29)	03/2024	USD	(3,171)	(103)
U.S. Treasury 2 Year Note	(4)	03/2024	USD	(815)	(8)
U.S. Treasury 5 Year Note	(68)	03/2024	USD	(7,282)	(114)
U.S. Treasury Ultra Bond	(1)	03/2024	USD	(122)	(12)
U.S. Ultra Treasury 10 Year Note	(37)	03/2024	USD	(4,235)	(132)

					(624)

Total unrealized appreciation (depreciation)					(101)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	31

Six Circles Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	284	USD	193	Barclays Bank plc	01/09/2024	—	(h)

Total unrealized appreciation						—	(h)

HUF	937	USD	3	Morgan Stanley	01/04/2024	(—	)(h)
USD	600	HUF	211,110	Morgan Stanley	01/04/2024	(8)
USD	6,215	AUD	9,396	Bank of America, NA	01/09/2024	(189)
USD	1,454	CAD	1,967	Barclays Bank plc	01/09/2024	(31)
USD	143	CAD	192	Barclays Bank plc	01/09/2024	(1)
USD	663	CAD	900	Deutsche Bank AG	01/09/2024	(17)
USD	183	GBP	144	Bank of America, NA	01/09/2024	(1)
USD	14	GBP	11	Barclays Bank plc	01/09/2024	(—	)(h)
USD	3,043	GBP	2,406	Barclays Bank plc	01/09/2024	(24)
USD	8,385	JPY	1,234,600	Nomura International plc	01/22/2024	(397)
USD	1,763	JPY	260,000	Deutsche Bank AG	01/29/2024	(89)
USD	2,831	CAD	3,900	Morgan Stanley & Co.	02/05/2024	(113)
USD	181	CAD	245	Citibank, NA	02/15/2024	(4)
USD	7,214	CAD	9,755	Citibank, NA	02/15/2024	(153)
USD	13,467	EUR	12,273	UBS AG LONDON	03/20/2024	(124)
USD	7,416	GBP	5,851	BNP Paribas	03/20/2024	(45)
USD	12,798	JPY	1,800,000	BNP Paribas	03/25/2024	(134)

Total unrealized depreciation						(1,330)

Net unrealized appreciation (depreciation)						(1,330)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

ASX	— Australian Stock Exchange
BBSW	— Bank Bill Swap Rate
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2023.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2023.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2023.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(ii)	— Approximately $274 of these investments are restricted as collateral for forwards to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
JPY	— Japanese Yen
NZD	— New Zealand Dollar
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Asset-Backed Securities — 8.4%
American Express Credit Account Master Trust, Series 2022-2, Class A, 3.39%, 05/15/2027		1,200	1,175
Bank of America Auto Trust,
Series 2023-1A, Class A2, 5.83%, 05/15/2026 (e)		1,000	1,001
Series 2023-2A, Class A2, 5.85%, 08/17/2026 (e)		2,400	2,414
BMW Canada Auto Trust, (Canada), Series 2023-1A, Class A1, 5.43%, 01/20/2026 (e)	CAD	623	469
BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.27%, 02/25/2025		519	519
Capital One Multi-Asset Execution Trust,
Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.69%), 6.06%, 07/15/2027 (aa)		1,000	1,002
Series 2022-A1, Class A1, 2.80%, 03/15/2027		2,400	2,339
Series 2022-A2, Class A, 3.49%, 05/15/2027		500	491
Capital One Prime Auto Receivables Trust, Series 2022-2, Class A2B, (United States 30 Day Average SOFR + 0.65%), 5.99%, 09/15/2025 (aa)		696	696
CARDS II Trust, (Canada), Series 2023-2A, Class A, (United States SOFR + 0.85%), 6.21%, 07/15/2028 (e) (aa)		1,500	1,504
CarMax Auto Owner Trust,
Series 2022-4, Class A2A, 5.34%, 12/15/2025		308	308
Series 2022-4, Class A2B, (United States 30 Day Average SOFR + 0.90%), 6.24%, 12/15/2025 (aa)		572	573
Series 2023-4, Class A2A, 6.08%, 12/15/2026		1,300	1,310
Carvana Auto Receivables Trust, Series 2023-P4, Class A2, 6.23%, 01/11/2027 (e)		600	602
Citibank Credit Card Issuance Trust,
Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.73%), 6.09%, 04/22/2026 (aa)		1,000	1,001
Series 2017-A6, Class A6, (CME Term SOFR 1 Month + 0.88%), 6.25%, 05/14/2029 (aa)		2,000	2,008
Series 2018-A5, Class A5, (CME Term SOFR 1 Month + 0.72%), 6.08%, 08/07/2027 (aa)		1,000	1,003
Series 2023-A1, Class A1, 5.23%, 12/08/2027		2,300	2,318
CNH Equipment Trust, Series 2023-B, Class A2, 5.90%, 02/16/2027		700	704
Daimler Trucks Retail Trust, Series 2023-1, Class A2, 6.03%, 09/15/2025		600	601
Dell Equipment Finance Trust,
Series 2021-2, Class A3, 0.53%, 12/22/2026 (e)		139	138
Series 2023-2, Class A2, 5.84%, 01/22/2029 (e)		500	501

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Discover Card Execution Note Trust, Series 2017-A5, Class A5, (CME Term SOFR 1 Month + 0.71%), 6.08%, 12/15/2026 (aa)		1,000	1,002
ELFI Graduate Loan Program LLC, Series 2021-A, Class A, 1.53%, 12/26/2046 (e)		772	671
Enterprise Fleet Financing LLC, Series 2022-1, Class A2, 3.03%, 01/20/2028 (e)		512	504
Ford Auto Securitization Trust, (Canada), Series 2021-AA, Class A2, 1.16%, 10/15/2025 (e)	CAD	187	140
Ford Credit Auto Lease Trust, Series 2023-B, Class A2B, (United States 30 Day Average SOFR + 0.59%), 5.93%, 02/15/2026 (aa)		1,200	1,200
GM Financial Automobile Leasing Trust,
Series 2023-1, Class A2A, 5.27%, 06/20/2025		766	766
Series 2023-2, Class A2A, 5.44%, 10/20/2025		842	841
GM Financial Consumer Automobile Receivables Trust,
Series 2022-3, Class A2B, (United States 30 Day Average SOFR + 0.60%), 5.94%, 09/16/2025 (aa)		588	588
Series 2023-2, Class A2A, 5.10%, 05/18/2026		815	813
Series 2023-2, Class A2B, (United States 30 Day Average SOFR + 0.75%), 6.09%, 05/18/2026 (aa)		815	816
Series 2023-4, Class A2A, 5.89%, 11/16/2026		900	905
GMF Canada Leasing Trust, (Canada), Series 2023-1A, Class A1, 5.46%, 04/21/2025 (e)	CAD	668	504
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A, 2.90%, 04/15/2026 (e)		2,500	2,479
Hertz Vehicle Financing III LLC,
Series 2022-3A, Class A, 3.37%, 03/25/2025 (e)		50	50
Series 2023-1A, Class A, 5.49%, 06/25/2027 (e)		2,000	2,007
Hyundai Auto Lease Securitization Trust,
Series 2021-C, Class A3, 0.38%, 09/16/2024 (e)		116	116
Series 2023-A, Class A2A, 5.20%, 04/15/2025 (e)		571	570
Hyundai Auto Receivables Trust, Series 2023-A, Class A2A, 5.19%, 12/15/2025		808	807
M&T Equipment Notes, Series 2023-1A, Class A2, 6.09%, 07/15/2030 (e)		700	702
Master Credit Card Trust II, (Canada), Series 2023-1A, Class A, 4.70%, 06/21/2027 (e)		600	598
Master Credit Card Trust, (Canada), Series 2021-1A, Class A, 0.53%, 11/21/2025 (e)		900	882
Navient Private Education Loan Trust, Series 2018-BX, Class A2B, Reg. S, (CME Term SOFR 1 Month + 0.83%), 6.20%, 12/15/2059 (aa)		657	652
Nelnet Student Loan Trust, Series 2019-2A, Class A, (United States 30 Day Average SOFR + 1.01%), 6.35%, 06/27/2067 (e) (aa)		758	752

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	33

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Asset-Backed Securities — continued
Oscar US Funding XI LLC, (Japan), Series 2019-2A, Class A4, 2.68%, 09/10/2026 (e)	67	66
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M2, (CME Term SOFR 1 Month + 0.91%), 6.27%, 07/25/2035 (aa)	467	460
Pawnee Equipment Receivables LLC,
Series 2022-1, Class A2, 4.84%, 02/15/2028 (e)	168	168
Series 2021-1, Class A2, 1.10%, 07/15/2027 (e)	346	338
PRET LLC,
Series 2021-NPL3, Class A1, SUB, 1.87%, 07/25/2051 (e)	676	651
Series 2021-NPL6, Class A1, SUB, 2.49%, 07/25/2051 (e)	287	283
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1, SUB, 1.99%, 02/25/2061 (e)	203	199
SLM Student Loan Trust, Series 2004-10, Class A7B, (United States 90 Day Average SOFR + 0.86%), 6.20%, 10/25/2029 (e) (aa)	424	424
SMB Private Education Loan Trust,
Series 2016-C, Class A2A, 2.34%, 09/15/2034 (e)	180	176
Series 2020-PTA, Class A2A, 1.60%, 09/15/2054 (e)	401	361
Series 2022-C, Class A1B, (United States 30 Day Average SOFR + 1.85%), 7.19%, 05/16/2050 (e) (aa)	299	300
Series 2023-A, Class A1A, 5.38%, 01/15/2053 (e)	174	174
Synchrony Card Funding LLC, Series 2023-A1, Class A, 5.54%, 07/15/2029	1,000	1,019
Tesla Auto Lease Trust, Series 2023-B, Class A2, 6.02%, 09/22/2025 (e)	600	602
Towd Point Asset Trust, Series 2021-SL1, Class A2, (CME Term SOFR 1 Month + 0.81%), 6.17%, 11/20/2061 (e) (aa)	143	140
Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.35%, 05/25/2033 (e)	1,800	1,709
Toyota Auto Receivables Owner Trust,
Series 2022-C, Class A3, 3.76%, 04/15/2027	1,000	983
Series 2023-C, Class A2A, 5.60%, 08/17/2026	500	501
Toyota Lease Owner Trust, Series 2023-B, Class A2A, 5.73%, 04/20/2026 (e)	1,200	1,206
Trillium Credit Card Trust II, (Canada), Series 2023-3A, Class A, (United States SOFR + 0.85%), 6.24%, 08/26/2028 (e) (aa)	2,000	2,007
Volkswagen Auto Lease Trust, Series 2023-A, Class A2A, 5.87%, 01/20/2026	900	904
Volkswagen Auto Loan Enhanced Trust,
Series 2023-1, Class A2A, 5.50%, 12/21/2026	988	989

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Series 2023-2, Class A2A, 5.72%, 03/22/2027		2,300	2,314
World Omni Auto Receivables Trust,
Series 2023-A, Class A2A, 5.18%, 07/15/2026		701	700
Series 2023-B, Class A2A, 5.25%, 11/16/2026		858	856

Total Asset-Backed Securities (Cost $58,679)			58,572

Collateralized Mortgage Obligations — 2.8%
Avon Finance, (United Kingdom), Series 4A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 12/28/2049 (e) (aa)	GBP	1,135	1,444
Cheshire plc, (United Kingdom), Series 2020-1, Class A, Reg. S, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 08/20/2045 (aa)	GBP	372	473
CSMC Trust, Series 2021-RPL4, Class A1, 1.80%, 12/27/2060 (e) (z)		286	278
FNMA REMICS,
Series 2020-29, Class FC, (United States 30 Day Average SOFR + 0.91%), 5.48%, 05/25/2050 (aa)		1,460	1,445
Series 2022-8, Class D, 2.00%, 08/25/2038		1,312	1,197
GNMA,
Series 2015-H04, Class FA, (CME Term SOFR 1 Month + 0.76%), 6.09%, 12/20/2064 (aa)		984	976
Series 2017-121, Class PE, 3.00%, 07/20/2046		160	152
Series 2018-H18, Class FC, (CME Term SOFR 1 Month + 0.46%), 5.79%, 08/20/2065 (aa)		536	533
Series 2019-54, Class KF, (CME Term SOFR 1 Month + 0.53%), 5.88%, 05/20/2044 (aa)		358	343
Series 2021-H09, Class FG, (United States 30 Day Average SOFR + 1.50%), 6.84%, 06/20/2071 (aa)		1,476	1,474
Series 2022-5, Class FA, (United States 30 Day Average SOFR + 0.30%), 3.50%, 01/20/2052 (aa)		872	767
Series 2022-H01, Class FA, (United States 30 Day Average SOFR + 0.35%), 5.69%, 01/20/2072 (aa)		785	751
Series 2023-H02, Class FA, (United States 30 Day Average SOFR + 0.90%), 6.24%, 01/20/2073 (aa)		410	408
Series 2023-H12, Class FA, (United States 30 Day Average SOFR + 1.00%), 6.34%, 05/20/2073 (aa)		2,022	2,022
Series 2023-H26, Class DF, (United States 30 Day Average SOFR + 0.30%), 5.64%, 09/20/2073 (aa)		2,347	2,323
Series 2023-H27, Class FD, (United States 30 Day Average SOFR + 1.10%), 6.44%, 11/20/2073 (aa)		502	505

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Collateralized Mortgage Obligations — continued
GS Mortgage-Backed Securities Corp. Trust, Series 2021-RPL1, Class A1, 1.75%, 12/25/2060 (e) (z)		224	205
Legacy Mortgage Asset Trust, Series 2021-GS3, Class A1, SUB, 1.75%, 07/25/2061 (e)		1,179	1,135
MFA Trust, Series 2021-RPL1, Class A1, 1.13%, 07/25/2060 (e) (z)		379	335
New Residential Mortgage Loan Trust,
Series 2018-3A, Class A1, 4.50%, 05/25/2058 (e) (z)		99	96
Series 2019-NQM5, Class A1, 2.71%, 11/25/2059 (e) (z)		243	222
Series 2021-NQ2R, Class A1, 0.94%, 10/25/2058 (e) (z)		468	426
Silverstone Master Issuer plc, (United Kingdom), Series 2022-1A, Class 1A, (United States SOFR + 0.38%), 5.75%, 01/21/2070 (e) (aa)		480	479
Starwood Mortgage Residential Trust,
Series 2020-3, Class A1, 1.49%, 04/25/2065 (e) (z)		205	191
Series 2021-2, Class A1, 0.94%, 05/25/2065 (e) (z)		257	232
Stratton Mortgage Funding, (United Kingdom), Series 2021-2A, Class A, (SONIA Interest Rate Benchmark + 0.90%), 6.12%, 07/20/2060 (e) (aa)	GBP	116	148
Towd Point Mortgage Funding, (United Kingdom), Series 2019-A13A, Class A1, (SONIA Interest Rate Benchmark + 1.35%), 6.57%, 07/20/2045 (e) (aa)	GBP	468	597
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, (CME Term SOFR 1 Month + 1.11%), 6.47%, 05/25/2058 (e) (aa)		232	236

Total Collateralized Mortgage Obligations (Cost $20,052)			19,393

Commercial Mortgage-Backed Securities — 1.2%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, (CME Term SOFR 1 Month + 1.18%), 6.54%, 09/15/2034 (e) (aa)		500	480
AREIT Trust, (Cayman Islands),
Series 2021-CRE5, Class A, (CME Term SOFR 1 Month + 1.19%), 6.55%, 11/17/2038 (e) (aa)		399	387
Series 2022-CRE6, Class A, (United States 30 Day Average SOFR + 1.25%), 6.59%, 01/20/2037 (e) (aa)		805	789
Ashford Hospitality Trust, Series 2018-KEYS, Class A, (CME Term SOFR 1 Month + 1.17%), 6.53%, 06/15/2035 (e) (aa)		234	231
BAMLL Commercial Mortgage Securities Trust, Series 2019-RLJ, Class A, (CME Term SOFR 1 Month + 1.10%), 6.46%, 04/15/2036 (e) (aa)		400	398
BDS LLC, Series 2022-FL12, Class A, (CME Term SOFR 1 Month + 2.14%), 7.49%, 08/19/2038 (e) (aa)		900	895

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

BWAY Mortgage Trust, Series 2021-1450, Class A, (CME Term SOFR 1 Month + 1.36%), 6.73%, 09/15/2036 (e) (aa)		500	466
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class ASB, 3.09%, 05/10/2058		422	411
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A, (CME Term SOFR 1 Month + 1.29%), 6.66%, 10/15/2036 (e) (aa)		900	884
MF1X, Series 2021-W10, Class A, (CME Term SOFR 1 Month + 1.07%), 6.43%, 12/15/2034 (e) (aa)		900	878
Morgan Stanley Capital I Trust, Series 2019-PLND, Class A, (CME Term SOFR 1 Month + 1.11%), 6.48%, 05/15/2036 (e) (aa)		700	643
Natixis Commercial Mortgage Securities Trust, Series 2022-RRI, Class A, (CME Term SOFR 1 Month + 1.82%), 7.19%, 03/15/2035 (e) (aa)		719	712
Sage AR Funding No. 1 plc, (United Kingdom), Series 1A, Class A, (SONIA Interest Rate Benchmark + 1.25%), 6.47%, 11/17/2030 (e) (aa)	GBP	800	1,009
SREIT Trust, Series 2021-IND, Class A, (CME Term SOFR 1 Month + 0.81%), 6.18%, 10/15/2038 (e) (aa)		100	98
VMC Finance LLC, Series 2021-FL4, Class A, (CME Term SOFR 1 Month + 1.21%), 6.57%, 06/16/2036 (e) (aa)		277	270

Total Commercial Mortgage-Backed Securities
(Cost $8,813)			8,551

Corporate Bonds — 14.4%
Communications — 0.3%
Media — 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.50%, 02/01/2024		300	299
(CME Term SOFR 3 Month + 1.91%), 7.29%, 02/01/2024 (aa)		1,700	1,700

Total Communications			1,999

Consumer Cyclical — 1.5%
Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC, 2.30%, 02/10/2025		600	577
General Motors Financial Co., Inc., 3.50%, 11/07/2024		2,500	2,454
Hyundai Capital America,
0.80%, 01/08/2024 (e)		1,200	1,199
1.00%, 09/17/2024 (e)		1,100	1,065
(United States SOFR + 1.15%), 6.54%, 08/04/2025 (e) (aa)		200	200
Volkswagen Group of America Finance LLC, (United States SOFR + 0.93%), 6.35%, 09/12/2025 (e) (aa)		1,500	1,503

			6,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	35

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Lodging — 0.1%
Hyatt Hotels Corp., 1.80%, 10/01/2024		600	582

Retail — 0.4%
7-Eleven, Inc., 0.80%, 02/10/2024 (e)		2,400	2,386
McDonald’s Corp., Reg. S, (BBSW ASX Australian 3 Month + 1.13%),
5.47%, 03/08/2024 (aa)	AUD	600	409

			2,795

Total Consumer Cyclical			10,375

Consumer Non-cyclical — 2.0%
Agriculture — 0.4%
BAT Capital Corp., 3.22%, 08/15/2024		696	685
Imperial Brands Finance plc, (United Kingdom), 3.13%, 07/26/2024 (e)		2,400	2,360

			3,045

Beverages — 0.2%
JDE Peet’s NV, (Netherlands), 0.80%, 09/24/2024 (e)		400	385
Keurig Dr Pepper, Inc., 0.75%, 03/15/2024		1,200	1,188

			1,573

Commercial Services — 0.4%
Global Payments, Inc., 1.50%, 11/15/2024		2,000	1,929
Transurban Queensland Finance Pty Ltd., (Australia), Reg. S, (BBSW ASX Australian 3 Month + 2.05%), 6.41%, 12/16/2024 (aa)	AUD	1,000	686

			2,615

Cosmetics/Personal Care — 0.3%
Haleon US Capital LLC, 3.02%, 03/24/2024		2,100	2,087

Healthcare — Products — 0.3%
Baxter International, Inc.,
1.32%, 11/29/2024		500	482
(SOFR Compounded Index + 0.44%), 5.85%, 11/29/2024 (aa)		1,900	1,895

			2,377

Healthcare — Services — 0.3%
HCA, Inc., 5.00%, 03/15/2024		2,000	1,996

Pharmaceuticals — 0.1%
AbbVie, Inc., 3.85%, 06/15/2024		1,000	992

Total Consumer Non-cyclical			14,685

Financial — 8.4%
Banks — 7.0%
Aozora Bank Ltd., (Japan), Reg. S, 1.05%, 09/09/2024		1,100	1,064
Banco Santander SA, (Spain), 3.89%, 05/24/2024		453	450
Bank of America Corp.,
(Canada Bankers Acceptances 3 Month + 0.90%), 2.93%, 04/25/2025 (aa)	CAD	1,200	898

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Banks — continued
(CME Term SOFR 3 Month + 1.23%), 3.46%, 03/15/2025 (aa)		800	796
(United States SOFR + 1.10%), 6.48%, 04/25/2025 (aa)		600	601
Series 2025, (United States SOFR + 0.66%), 6.05%, 02/04/2025 (aa)		500	499
Bank of Nova Scotia (The), (Canada), Series FRN, (SOFR Compounded Index + 0.45%), 5.81%, 04/15/2024 (aa)		500	500
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 1.00%, 02/04/2025		600	572
Reg. S, (SOFR Compounded Index + 0.41%), 5.80%, 02/04/2025 (aa)		500	498
5.90%, 07/13/2026 (e)		1,500	1,532
Barclays plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/2025 (aa)		1,800	1,788
BNP Paribas SA, (France), (CME Term SOFR 3 Month + 2.50%), 4.71%, 01/10/2025 (e) (aa)		1,900	1,900
BPCE SA, (France), Reg. S, (United States SOFR + 0.57%), 5.94%, 01/14/2025 (aa)		800	798
Citibank NA, (SOFR Compounded Index + 1.06%), 6.47%, 12/04/2026 (aa)		1,200	1,202
Credit Suisse AG, (Switzerland),
3.63%, 09/09/2024		600	591
(SOFR Compounded Index + 0.39%), 5.78%, 02/02/2024 (aa)		950	950
Danske Bank A / S, (Denmark), Reg. S, 5.38%, 01/12/2024		1,400	1,400
Deutsche Bank AG, (Germany),
3.70%, 05/30/2024		2,000	1,979
(United States SOFR + 2.58%), 3.96%, 11/26/2025 (aa)		500	492
Federation des Caisses Desjardins du Quebec, (Canada),
0.70%, 05/21/2024 (e)		1,100	1,079
2.05%, 02/10/2025 (e)		500	482
First Abu Dhabi Bank PJSC, (United Arab Emirates), (BBSW ASX Australian 3 Month + 1.10%), 5.48%, 02/18/2025 (aa)	AUD	700	476
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.49%), 5.86%, 10/21/2024 (aa)		300	300
Reg. S, (BBSW ASX Australian 3 Month + 1.55%), 5.90%, 05/02/2024 (aa)	AUD	500	341
HSBC Holdings plc, (United Kingdom),
(CME Term SOFR 3 Month + 1.47%), 3.80%, 03/11/2025 (aa)		1,400	1,394
(CME Term SOFR 3 Month + 1.49%), 6.86%, 03/11/2025 (aa)		1,000	1,002
ING Groep NV, (Netherlands), 3.55%, 04/09/2024		700	696
Lloyds Banking Group plc, (United Kingdom), 4.45%, 05/08/2025		2,100	2,075

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Corporate Bonds — continued
Banks — continued
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		1,000	997
(United States SOFR + 0.94%), 6.34%, 02/20/2026 (aa)		530	530
(United States SOFR + 1.39%), 6.80%, 09/12/2025 (aa)		400	401
(United States SOFR + 1.44%), 6.81%, 04/17/2026 (aa)		500	503
Mizuho Financial Group, Inc., (Japan), (CME Term SOFR 3 Month + 1.24%), 2.84%, 07/16/2025 (aa)		1,000	985
NatWest Group plc, (United Kingdom), (ICE LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/2025 (aa)		1,500	1,495
NatWest Markets plc, (United Kingdom), 3.48%, 03/22/2025 (e)		1,000	979
Nordea Bank Abp, (Finland), (United States SOFR + 0.96%), 6.38%, 06/06/2025 (e) (aa)		725	728
Oversea-Chinese Banking Corp. Ltd., (Singapore),
(BBSW ASX Australian 3 Month + 0.26%), 4.68%, 08/12/2024 (aa)	AUD	1,000	680
(BBSW ASX Australian 3 Month + 0.35%), 4.71%, 03/18/2024 (f) (aa)	AUD	500	341
Skandinaviska Enskilda Banken AB, (Sweden), 1.40%, 11/19/2025 (e)		2,100	1,964
Societe Generale SA, (France),
2.63%, 10/16/2024 (e)		300	293
2.63%, 01/22/2025 (e)		800	775
3.88%, 03/28/2024 (e)		500	498
Standard Chartered plc, (United Kingdom),
Reg. S, (CMT Index 1 Year + 0.88%), 1.21%, 03/23/2025 (f) (aa)		300	296
(ICE LIBOR USD 3 Month + 1.56%), 3.79%, 05/21/2025 (e) (aa)		1,700	1,685
Reg. S, (United States SOFR + 0.93%), 6.34%, 11/23/2025 (aa)		400	398
(CMT Index 1 Year + 3.10%), 7.78%, 11/16/2025 (e) (aa)		400	408
Sumitomo Mitsui Financial Group, Inc., (Japan), Reg. S, (BBSW ASX Australian 3 Month + 1.25%), 5.40%, 10/16/2024 (aa)	AUD	2,400	1,638
Sumitomo Mitsui Trust Bank Ltd., (Japan), 0.80%, 09/16/2024 (e)		400	387
Swedbank AB, (Sweden), 6.14%, 09/12/2026 (e)		2,900	2,957
UBS AG, (Switzerland), Reg. S, (BBSW ASX Australian 3 Month + 0.87%), 5.21%, 07/30/2025 (aa)	AUD	2,200	1,495
Wells Fargo & Co.,
(CME Term SOFR 3 Month + 1.09%), 2.41%, 10/30/2025 (aa)		500	486
3.18%, 02/08/2024 (f)	CAD	1,000	753
(United States SOFR + 1.32%), 6.70%, 04/25/2026 (aa)		1,200	1,209

			49,236

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Diversified Financial Services — 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
1.65%, 10/29/2024	1,200	1,158
4.88%, 01/16/2024	1,800	1,799
Ally Financial, Inc., 5.13%, 09/30/2024	1,000	992
Avolon Holdings Funding Ltd., (Cayman Islands),
3.95%, 07/01/2024 (e)	600	592
5.25%, 05/15/2024 (e)	500	497
Mitsubishi HC Capital, Inc., (Japan),
3.56%, 02/28/2024 (e)	350	349
3.64%, 04/13/2025 (e)	570	557
Nomura Holdings, Inc., (Japan), 1.85%, 07/16/2025	2,300	2,178
ORIX Corp., (Japan), 3.25%, 12/04/2024	400	392

		8,514

Insurance — 0.1%
Jackson National Life Global Funding, (United States SOFR + 1.15%), 6.59%, 06/28/2024 (e) (aa)	500	501

Savings & Loans — 0.1%
Nationwide Building Society, (United Kingdom), 0.55%, 01/22/2024 (e)	400	399

Total Financial		58,650

Industrial — 0.8%
Aerospace/Defense — 0.4%
Boeing Co. (The), 1.43%, 02/04/2024	2,510	2,499

Electronics — 0.3%
Arrow Electronics, Inc., 3.25%, 09/08/2024	1,843	1,810

Miscellaneous Manufacturers — 0.1%
3M Co., (CME Term SOFR 3 Month + 0.56%), 5.94%, 02/14/2024 (aa)	1,000	1,000

Total Industrial		5,309

Technology — 0.6%
Semiconductors — 0.5%
Broadcom, Inc., 3.63%, 10/15/2024	1,100	1,084
SK Hynix, Inc., (South Korea),
1.00%, 01/19/2024 (e)	300	300
Reg. S, 1.00%, 01/19/2024	1,800	1,796

		3,180

Software — 0.1%
VMware LLC, 1.00%, 08/15/2024	800	777

Total Technology		3,957

Utilities — 0.8%
Electric — 0.8%
Black Hills Corp., 1.04%, 08/23/2024	1,500	1,455

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	37

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bonds — continued
Electric — continued
Enel Finance International NV, (Netherlands),
2.65%, 09/10/2024 (e)	1,800	1,757
4.25%, 06/15/2025 (e)	300	296
Israel Electric Corp. Ltd., (Israel), Series 6, Reg. S, 5.00%, 11/12/2024 (e)	300	295
Kansai Electric Power Co., Inc. (The), (Japan), Reg. S, 2.55%, 09/17/2024	1,800	1,762
Niagara Mohawk Power Corp., 3.51%, 10/01/2024 (e)	129	127
Pacific Gas and Electric Co., 3.75%, 02/15/2024	100	100

Total Utilities		5,792

Total Corporate Bonds
(Cost $101,316)		100,767

Foreign Government Securities — 0.6%
Export-Import Bank of Korea, (South Korea), 4.88%, 01/11/2026	800	802
International Bank for Reconstruction & Development, (Supranational), 0.65%, 02/10/2026	3,400	3,144

Total Foreign Government Securities
(Cost $4,198)		3,946

Municipal Bonds — 69.7% (t)
Alaska — 0.5%
Alaska Housing Finance Corp., Home Mortgage, Series B, Rev., VRDO, 3.85%, 01/05/2024 (z)	2,300	2,300
Alaska Municipal Bond Bank Authority, Series 4, Rev., AMT, 5.00%, 12/01/2024	1,215	1,230

		3,530

Arizona — 2.1%
Arizona State University, Series A, Rev., VRDO, 3.85%, 01/05/2024 (z)	12,475	12,475
City of Phoenix, GO, 5.00%, 07/01/2026	2,000	2,118

		14,593

California — 2.2%
California State Public Works Board, Various Capital Projects, Rev., 5.00%, 12/01/2025	8,400	8,772
City of Los Angeles Department of Airports, Green Bonds Subordinated, Rev., AMT, 5.00%, 05/15/2025	750	767
City of Los Angeles Department of Airports, Senior Bonds Green Bond Project, Rev., AMT, 5.00%, 05/15/2025	2,475	2,533
San Francisco City & County Airport Commission International Airport, Revenue Refunding, Second Series, Series A, Rev., AMT, 5.00%, 05/01/2025	3,000	3,076

		15,148

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — 1.0%
Connecticut Housing Finance Authority, Series B3, Rev., VRDO, 3.78%, 01/05/2024 (z)	5,680	5,680
State of Connecticut Special Tax Revenue, Series D, Rev., 5.00%, 11/01/2025	1,250	1,301

		6,981

District of Columbia — 2.9%
District of Columbia, Rev., VRDO, LOC: Wells Fargo Bank NA, 3.86%, 01/05/2024 (z)	2,325	2,325
Metropolitan Washington Airports Authority Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2025	9,425	9,686
Series A, Rev., AMT, 5.00%, 10/01/2025	1,665	1,711
Series A, Rev., AMT, 5.00%, 10/01/2026	2,805	2,941
Series B, Rev., 5.00%, 10/01/2025	1,030	1,071
Washington Metropolitan Area Transit Authority Dedicated Revenue, Sustainability Financed Bond,
Rev., 5.00%, 07/15/2025	1,250	1,293
Rev., 5.00%, 07/15/2026	1,250	1,325

		20,352

Florida — 7.3%
Citizens Property Insurance, Inc., Series A1, Rev., 5.00%, 06/01/2025 (p)	1,000	1,015
City of Jacksonville, Series B, Rev., 5.00%, 10/01/2025	1,250	1,300
County of Miami-Dade Seaport Department, Senior Bonds, Series A, Rev., AMT, 5.00%, 10/01/2025	1,500	1,544
Highlands County Health Facilities Authority, Adventist Health System/Sunbelt Obligated Group, Series A, Rev., VRDO, 3.87%, 01/05/2024 (z)	2,800	2,800
JEA Water & Sewer System Revenue, Series B1, Rev., VRDO, 3.85%, 01/05/2024 (z)	8,385	8,385
JEA Water & Sewer System Revenue, Subordinate, Series A1, Rev., VRDO, 3.85%, 01/02/2024 (z)	1,385	1,385
Orange County Health Facilities Authority, Nemours Foundation, Series B, Rev., VRDO, LOC: Northern Trust Co., 3.75%, 01/05/2024 (z)	15,545	15,545
Orlando Utilities Commission, Series 1, Rev., VRDO, 3.93%, 01/05/2024 (z)	15,500	15,500
Sarasota County School Board, Master Lease Program, COP, 5.00%, 07/01/2026	1,250	1,322
State of Florida Lottery Revenue, Lottery, Series A, Rev., 5.00%, 07/01/2025	2,000	2,069

		50,865

Georgia — 0.4%
City of Atlanta, Department of Aviation, Series C, Rev., AMT, 5.00%, 07/01/2024	615	619

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Georgia — continued
Main Street Natural Gas, Inc., Series A, Rev., 5.00%, 06/01/2025	700	710
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project,
Rev., AGM, 5.00%, 07/01/2025	550	566
Private Colleges & Universities Authority, Emory University, Series B, Rev., 5.00%, 09/01/2025	1,020	1,060

		2,955

Illinois — 2.8%
Chicago Midway International Airport, Senior, Series C, Rev., AMT, 5.00%, 01/01/2026 (w)	3,000	3,085
Chicago O’Hare International Airport, Senior Lien O’Hare International, Rev., AMT, 5.00%, 01/01/2026	3,500	3,608
County of Cook, Series A, GO, 5.00%, 11/15/2024	5,000	5,084
Illinois Finance Authority, The Catherine Cook School Project, Rev., VRDO, LOC: Northern Trust Co., 3.65%, 01/05/2024 (z)	1,770	1,770
Sales Tax Securitization Corp., Rev., 5.00%, 01/01/2025	3,250	3,314
State of Illinois, Series D, GO, 5.00%, 07/01/2025	2,600	2,671

		19,532

Indiana — 1.0%
Indiana Finance Authority, Health Systems, Sisters of St. Francis, Series I, Rev., VRDO, LOC: Barclays Bank plc, 4.10%, 01/02/2024 (z)	6,000	6,000
Indiana Municipal Power Agency, Series B, Rev., VRDO, LOC: U.S. Bank NA, 3.85%, 01/02/2024 (z)	1,300	1,300

		7,300

Kansas — 0.3%
Johnson County Unified School District No. 512 Shawnee Mission, Series A, GO, 5.00%, 10/01/2025	1,935	2,009

Corporate Bonds — continued
Louisiana — 2.4%
Louisiana State Citizens Property Insurance Corp., Series A, Rev., 5.00%, 06/01/2026	16,000	16,819

Massachusetts — 1.7%
Commonwealth of Massachusetts, Series A, GO, 5.00%, 01/01/2025	2,000	2,044
Massachusetts Development Finance Agency, Partners Healthcare System, Inc., Series K1, Rev., VRDO, 3.80%, 01/05/2024 (z)	5,700	5,700
Massachusetts Educational Financing Authority, Senior Issue M, Series B, Rev., AMT, 5.00%, 07/01/2026	4,000	4,136

		11,880

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — 0.8%
Michigan State Building Authority, Facilities Program, Series II, Rev., 5.00%, 10/15/2025	5,500	5,729

Minnesota — 2.4%
City of Rochester MN,
Series A, Rev., VRDO, 3.80%, 01/05/2024 (z)	13,000	13,000
Series B, Rev., VRDO, 3.80%, 01/05/2024 (z)	3,900	3,900

		16,900

Missouri — 1.4%
City of Kansas City, Series A, GO, 5.00%, 02/01/2026	900	943
City of St. Louis, Airport Revenue, Series A, Rev., AGM, 5.00%, 07/01/2024	2,000	2,019
Health & Educational Facilities Authority of the State of Missouri, Series F, Rev., VRDO, 4.10%, 01/02/2024 (z)	7,000	7,000

		9,962

New Hampshire — 0.3%
New Hampshire Health and Education Facilities Authority Act, Bishop Guertin High School, Rev., VRDO, LOC: TD Bank NA, 3.80%, 01/05/2024 (z)	1,730	1,730

New Jersey — 3.0%
Jersey City Redevelopment Agency, Bayfront Redevelopment Project, Rev., 4.00%, 12/15/2024	5,350	5,402
New Jersey Economic Development Authority, Rev., 5.00%, 03/01/2026	500	523
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health Obligated Group, Rev., 5.00%, 07/01/2024	6,930	6,997
New Jersey Higher Education Student Assistance Authority, Senior, Series A, Rev., AMT, 5.00%, 12/01/2025	575	591
New Jersey Transportation Trust Fund Authority, Series A, Rev., 5.00%, 06/15/2025	2,025	2,087
State of New Jersey, Covid 19 Go Emergency Bonds, GO, 5.00%, 06/01/2025	5,320	5,489

		21,089

New Mexico — 2.2%
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 5.00%, 09/01/2024	6,750	6,815
New Mexico Finance Authority, Subordinate, Series A, Rev., 5.00%, 06/15/2025	2,795	2,885
University of New Mexico (The), System Improvement, Rev., VRDO, 3.75%, 01/05/2024 (z)	5,435	5,435

		15,135

New York — 7.6%
City of New York, Fiscal 2018, Series B, GO, VRDO, 4.10%, 01/02/2024 (z)	10,500	10,500

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	39

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
City of New York, Fiscal Year 2017, Series A4, GO, VRDO, LOC: Citibank NA, 3.76%, 01/05/2024 (z)	1,090	1,090
City of New York, Fiscal Year 2018, Series B5, GO, VRDO, 4.10%, 01/02/2024 (z)	7,500	7,500
New York City Municipal Water Finance Authority, Second General Resolution, Rev., VRDO, 4.00%, 01/02/2024 (z)	1,225	1,225
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinated, Series E1, Rev., 5.00%, 11/01/2025	7,000	7,300
New York State Dormitory Authority, Unrefunded General Purpose, Rev., 5.00%, 02/15/2026 (p)	6,590	6,909
New York State Environmental Facilities Corp., Subordinate New York City Municipal Water Finance, Rev., 5.00%, 06/15/2026	3,500	3,718
Port Authority of New York & New Jersey,
Series 207, Rev., AMT, 5.00%, 09/15/2024	3,000	3,035
Series 242, Rev., AMT, 5.00%, 12/01/2025	5,000	5,155
Triborough Bridge & Tunnel Authority, MTA Bridges And Tunnels, Rev., 5.00%, 11/15/2025	6,455	6,744

		53,176

Ohio — 7.6%
County of Franklin, Facilities, OhioHealth Corp., Series D, Rev., VRDO, LOC: Northern Trust Co., 3.80%, 01/05/2024 (z)	1,900	1,900
Ohio Higher Educational Facility Commission, Hospital, Cleveland Clinic Health System Obligated Group, Series B3, Rev., VRDO, 3.85%, 01/02/2024 (z)	5,000	5,000
Ohio State University (The), Multiyear Debt Issuance,
Rev., VRDO, 3.75%, 01/05/2024 (z)	10,000	10,000
Rev., VRDO, 3.80%, 01/05/2024 (z)	11,600	11,600
Ohio Water Development Authority, Water Pollution Control Loan Fund, Series A, Rev., VRDO, 3.75%, 01/05/2024 (z)	10,000	10,000
State of Ohio, Cleveland Clinic Health System, Rev., VRDO, 3.75%, 01/05/2024 (z)	14,000	14,000
State of Ohio, Mental Health Facilities Improvement, Series A, Rev., 5.00%, 02/01/2024	500	501

		53,001

Oklahoma — 0.5%
Oklahoma Municipal Power Authority, Power Supply System, Series A, Rev., AGM, 5.00%, 01/01/2026	3,500	3,650

Oregon — 0.5%
Portland Community College District, GO, 5.00%, 06/15/2025	3,235	3,340

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — 2.4%
City of Philadelphia Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2026	2,500	2,602
City of Philadelphia Airport Revenue, Private Activity, Rev., AMT, 5.00%, 07/01/2026	9,755	10,126
City of Philadelphia Water & Wastewater Revenue,
Series B, Rev., AGM, 5.00%, 09/01/2026	2,550	2,708
Series C, Rev., 5.00%, 06/01/2025	1,355	1,396

		16,832

Texas — 8.7%
Austin Independent School District, GO, 5.00%, 08/01/2025	4,500	4,657
Board of Regents of the University of Texas System, Financing System, Series B, Rev., VRDO, LIQ: University of Texas Investment Management Co. (The), 3.71%, 01/05/2024 (z)	16,000	16,000
City of Garland Electric Utility System Revenue, Series A, Rev., 5.00%, 03/01/2025	2,190	2,239
City of Houston Combined Utility System Revenue, Combined First Lien, Rev., VRDO, 3.87%, 01/05/2024 (z)	12,380	12,380
City of Houston Combined Utility System Revenue, Rev., VRDO, (SIFMA Municipal Swap Index + 0.01%), 3.87%, 01/05/2024 (aa)	6,000	6,000
City of Wichita Falls Water & Sewer System Revenue, Rev., 5.00%, 08/01/2024	1,540	1,558
Cypress-Fairbanks Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2025	2,140	2,191
Fort Worth Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2025	1,150	1,178
Plano Independent School District, GO, 5.00%, 02/15/2025	3,600	3,689
San Antonio Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	1,375	1,393
State of Texas, Transportation Commission Highway, GO, 5.00%, 04/01/2025	3,000	3,082
Texas A&M University, Financing System, Series E, Rev., 5.00%, 05/15/2025	3,000	3,092
Texas Public Finance Authority, Rev., 5.00%, 02/01/2025	2,980	3,045

		60,504

Utah — 1.6%
Central Valley Water Reclamation Facility, Green Bond, Series C, Rev., 5.00%, 03/01/2024	500	501
City of Salt Lake City Public Utilities Revenue, Rev., 5.00%, 02/01/2025	1,550	1,586
Intermountain Power Agency, Series A, Rev., 5.00%, 07/01/2026	2,500	2,649
State of Utah, GO, 5.00%, 07/01/2026	5,000	5,305
University of Utah, Green Bonds, Series A, Rev., 5.00%, 08/01/2025	925	958

		10,999

SEE NOTES TO FINANCIAL STATEMENTS.

40	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Municipal Bonds — continued
Virginia — 2.2%
Norfolk Economic Development Authority, Sentara Healthcare Obligated Group,
Series A, Rev., VRDO, 3.83%, 01/05/2024 (z)		6,300	6,300
Series B, Rev., VRDO, 3.70%, 01/05/2024 (z)		8,835	8,835

			15,135

Washington — 3.9%
Central Puget Sound Regional Transit Authority, Green Bonds, Series S1, Rev., 5.00%, 11/01/2025		5,000	5,210
Chelan County Public Utility District No. 1, Series B, Rev., VRDO, 3.80%, 01/05/2024 (z)		13,160	13,160
Port of Seattle, Intermediate Lien, Rev., AMT, 5.00%, 08/01/2025		1,735	1,781
Port of Seattle, Private Activity, Rev., AMT, 5.00%, 09/01/2025		6,885	7,070

			27,221

Total Municipal Bonds (Cost $485,969)			486,367

Short-Term Investments — 2.5%
Banker’s Acceptance Bill — 0.5%
Bank of Nova Scotia (The), (Canada), 5.34%, 02/05/2024 (n)	CAD	4,900	3,677

Commercial Papers — 1.0%
Arrow Electronics, Inc.,
5.87%, 01/02/2024 (e) (n)		300	300
5.88%, 01/04/2024 (e) (n)		300	300
5.93%, 01/24/2024 (e) (n)		300	299
Constellation Brands, Inc.,
5.76%, 01/05/2024 (e) (n)		600	599
5.82%, 01/08/2024 (e) (n)		1,350	1,348
L3Harris Technologies, Inc., 5.84%, 02/20/2024 (e) (n)		1,200	1,190
Quanta Services, Inc., 5.93%, 01/10/2024 (e) (n)		1,500	1,497
VF Corp., 6.15%, 01/17/2024 (e) (n)		1,400	1,396

Total Commercial Papers			6,929

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)

Foreign Government Securities — 0.8%
Japan Treasury Discount Bills, (Japan),
Series 1190, Reg. S, Zero Coupon, 01/29/2024	JPY	300,000	2,128
Series 1191, Reg. S, Zero Coupon, 02/05/2024	JPY	360,000	2,553
National Bank of Hungary Bill, (Hungary), Series 7D, Zero Coupon, 01/04/2024	HUF	317,000	914

Total Foreign Government Securities			5,595

Time Deposits — 0.2%
Australia & New Zealand Banking Group Ltd., 2.77%, 01/02/2024	AUD	14	10
Brown Brothers Harriman, 4.16%, 01/02/2024	GBP	80	101
Royal Bank of Canada,
2.71%, 01/02/2024	EUR	8	9
3.79%, 01/02/2024	CAD	146	110
4.68%, 01/02/2024		1,218	1,218
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024		129	129

Total Time Deposits			1,577

U.S. Treasury Obligations — 0.0% (g)
U.S. Treasury Bills,
Zero Coupon, 02/29/2024 (ii)		195	194
Zero Coupon, 03/28/2024 (ii)		72	71

Total U.S. Treasury Obligations			265

Total Short-Term Investments (Cost $17,635)			18,043

Total Investments — 99.6% (Cost—$696,662)			695,639

Other Assets in Excess of Liabilities — 0.4%			2,547

NET ASSETS — 100.0%			$698,186

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	41

Six Circles Tax Aware Ultra Short Duration Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
10 Year Commonwealth Treasury Bond	107	03/2024	AUD	8,298	208
U.S. Treasury 2 Year Note	210	03/2024	USD	42,781	461

					669

Short Contracts
SOFR 3 Month	(173)	03/2025	USD	(41,447)	(324)
U.S. Treasury 10 Year Note	(33)	03/2024	USD	(3,608)	(117)
U.S. Treasury 5 Year Note	(30)	03/2024	USD	(3,257)	(6)
U.S. Treasury Ultra Bond	(2)	03/2024	USD	(255)	(13)
U.S. Ultra Treasury 10 Year Note	(49)	03/2024	USD	(5,623)	(160)

					(620)

Total unrealized appreciation (depreciation)					49

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	328	USD	223	Deutsche Bank AG	01/09/2024	—	(h)

Total unrealized appreciation						—	(h)

HUF	908	USD	3	Morgan Stanley	01/04/2024	(—	)(h)
USD	900	HUF	316,665	Morgan Stanley	01/04/2024	(13)
USD	5,963	AUD	9,015	Bank of America, NA	01/09/2024	(182)
USD	1,236	CAD	1,673	Barclays Bank plc	01/09/2024	(26)
USD	124	CAD	166	Barclays Bank plc	01/09/2024	(1)
USD	736	CAD	1,000	Deutsche Bank AG	01/09/2024	(18)
USD	208	GBP	164	Bank of America, NA	01/09/2024	(1)
USD	3,523	GBP	2,785	Barclays Bank plc	01/09/2024	(27)
USD	16	GBP	13	Barclays Bank plc	01/09/2024	(—	)(h)
USD	2,034	JPY	300,000	Deutsche Bank AG	01/29/2024	(103)
USD	3,558	CAD	4,900	Morgan Stanley & Co.	02/05/2024	(142)
USD	2,435	JPY	360,000	Deutsche Bank AG	02/05/2024	(132)
USD	741	CAD	1,000	Deutsche Bank AG	02/08/2024	(14)

Total unrealized depreciation						(659)

Net unrealized appreciation (depreciation)						(659)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

ASX	— Australian Stock Exchange
AGM	— Insured by Assured Guaranty Municipal Corp.
AMT	— Alternative Minimum Tax
BBSW	— Bank Bill Swap Rate
CMT	— Constant Maturity Treasury
COP	— Certificate of Participation
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
ICE	— Intercontinental Exchange

LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
PSF	— Permanent School Fund
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

SEE NOTES TO FINANCIAL STATEMENTS.

42	SIX CIRCLES TRUST	DECEMBER 31, 2023

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SIFMA	— Securities Industry and Financial Markets Association
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2023.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2023.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(n)	— The rate shown is the effective yield as of December 31, 2023.
(p)	— Security is prerefunded or escrowed to maturity.

(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2023.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(ii)	— Approximately $265 of these investments are restricted as collateral for forwards to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
JPY	— Japanese Yen
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	43

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 99.2%
Basic Materials — 0.7%
Chemicals — 0.5%
Air Products & Chemicals, Inc.	35	9,466
Albemarle Corp.	19	2,679
Celanese Corp., Class A	12	1,869
CF Industries Holdings, Inc.	32	2,562
Dow, Inc.	143	7,856
DuPont de Nemours, Inc.	89	6,857
Eastman Chemical Co.	17	1,495
Ecolab, Inc.	43	8,495
FMC Corp.	16	1,040
International Flavors & Fragrances, Inc.	42	3,433
Linde plc	80	32,907
LyondellBasell Industries NV, Class A	57	5,458
Mosaic Co. (The)	64	2,283
PPG Industries, Inc.	36	5,439
RPM International, Inc.	17	1,915
Sherwin-Williams Co. (The)	41	12,730
Westlake Corp.	8	1,107

		107,591

Forest Products & Paper — 0.0% (g)
International Paper Co.	90	3,244

Iron/Steel — 0.1%
Cleveland-Cliffs, Inc. (a)	77	1,578
Nucor Corp.	42	7,231
Reliance Steel & Aluminum Co.	8	2,365
Steel Dynamics, Inc.	27	3,204

		14,378

Mining — 0.1%
Freeport-McMoRan, Inc.	239	10,187
Newmont Corp.	192	7,960

		18,147

Total Basic Materials		143,360

Communications — 17.0%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)	93	3,042
Omnicom Group, Inc.	45	3,885
Trade Desk, Inc. (The), Class A (a)	73	5,235

		12,162

Internet — 15.4%
Airbnb, Inc., Class A (a)	66	8,968
Alphabet, Inc., Class A (a)	2,786	389,201
Alphabet, Inc., Class C (a)	2,527	356,131
Amazon.com, Inc. (a)	8,144	1,237,417
Booking Holdings, Inc. (a)	6	22,344
CDW Corp.	71	16,170
DoorDash, Inc., Class A (a)	39	3,815
eBay, Inc.	74	3,210
Etsy, Inc. (a)	24	1,913
Expedia Group, Inc. (a)	31	4,726
F5, Inc. (a)	27	4,871
Gen Digital, Inc.	307	7,001
GoDaddy, Inc., Class A (a)	18	1,928

SECURITY DESCRIPTION	SHARES	VALUE ($)

Internet — continued
Match Group, Inc. (a)	89	3,264
MercadoLibre, Inc., (Uruguay) (a)	7	11,633
Meta Platforms, Inc., Class A (a)	2,125	752,083
Netflix, Inc. (a)	75	36,578
Okta, Inc., Class A (a)	24	2,213
Palo Alto Networks, Inc. (a)	170	50,147
Pinterest, Inc., Class A (a)	204	7,543
Robinhood Markets, Inc., Class A (a)	180	2,296
Roku, Inc., Class A (a)	20	1,797
Snap, Inc., Class A (a)	365	6,178
Uber Technologies, Inc. (a)	7,456	459,067
VeriSign, Inc. (a)	11	2,334
Zillow Group, Inc., Class C (a)	30	1,719

		3,394,547

Media — 0.4%
Charter Communications, Inc., Class A (a)	14	5,482
Comcast Corp., Class A	688	30,179
FactSet Research Systems, Inc.	25	11,779
Fox Corp., Class A	81	2,400
Fox Corp., Class B	31	853
Liberty Broadband Corp., Class C (a)	17	1,408
Liberty Global Ltd., (Bermuda), Class C (a)	38	708
Liberty Media Corp-Liberty Formula One, Class C (a)	35	2,221
Liberty Media Corp-Liberty SiriusXM (a)	28	796
News Corp., Class A	85	2,083
Paramount Global, Class B	150	2,214
Sirius XM Holdings, Inc.	128	700
Walt Disney Co. (The)	319	28,809
Warner Bros Discovery, Inc. (a)	395	4,499

		94,131

Telecommunications — 1.1%
Arista Networks, Inc. (a)	137	32,157
AT&T, Inc.	1,195	20,056
Cisco Systems, Inc.	2,141	108,141
Corning, Inc.	417	12,698
Juniper Networks, Inc.	144	4,258
Motorola Solutions, Inc.	88	27,478
T-Mobile US, Inc.	88	14,183
Verizon Communications, Inc.	703	26,502

		245,473

Total Communications		3,746,313

Consumer Cyclical — 2.9%
Airlines — 0.0% (g)
Delta Air Lines, Inc.	25	1,011
Southwest Airlines Co.	14	409

		1,420

Apparel — 0.1%
Deckers Outdoor Corp. (a)	4	2,770
NIKE, Inc., Class B	207	22,468
VF Corp.	46	869

		26,107

SEE NOTES TO FINANCIAL STATEMENTS.

44	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Auto Manufacturers — 0.7%
Cummins, Inc.	25	6,060
Ford Motor Co.	698	8,509
General Motors Co.	268	9,626
Lucid Group, Inc. (a)	37	156
PACCAR, Inc.	100	9,722
Rivian Automotive, Inc., Class A (a)	105	2,459
Tesla, Inc. (a)	478	118,756

		155,288

Auto Parts & Equipment — 0.0% (g)
Aptiv plc, (Ireland) (a)	49	4,400
BorgWarner, Inc.	57	2,048
Lear Corp.	17	2,337

		8,785

Distribution/Wholesale — 0.2%
Copart, Inc. (a)	131	6,412
Fastenal Co.	98	6,350
Ferguson plc, (United Kingdom)	40	7,790
LKQ Corp.	45	2,145
Pool Corp.	5	2,017
Watsco, Inc.	7	2,900
WW Grainger, Inc.	8	6,561

		34,175

Entertainment — 0.0% (g)
Caesars Entertainment, Inc. (a)	19	898
DraftKings, Inc., Class A (a)	61	2,162
Live Nation Entertainment, Inc. (a)	26	2,480
Vail Resorts, Inc.	7	1,409

		6,949

Home Builders — 0.1%
D.R. Horton, Inc.	46	6,949
Lennar Corp., Class A	37	5,505
NVR, Inc. (a)	— (h)	3,164
PulteGroup, Inc.	30	3,119

		18,737

Leisure Time — 0.1%
Carnival Corp. (a)	179	3,320
Royal Caribbean Cruises Ltd. (a)	41	5,288

		8,608

Lodging — 0.1%
Hilton Worldwide Holdings, Inc.	48	8,739
Hyatt Hotels Corp., Class A	14	1,883
Las Vegas Sands Corp.	47	2,318
Marriott International, Inc., Class A	47	10,634
MGM Resorts International (a)	64	2,862
Wynn Resorts Ltd.	10	878

		27,314

Retail — 1.6%
AutoZone, Inc. (a)	3	7,705
Bath & Body Works, Inc.	34	1,453
Best Buy Co., Inc.	42	3,250

SECURITY DESCRIPTION	SHARES	VALUE ($)

Retail — continued
Burlington Stores, Inc. (a)	10	2,021
CarMax, Inc. (a)	29	2,204
Chipotle Mexican Grill, Inc., Class A (a)	5	10,301
Costco Wholesale Corp.	74	49,073
Darden Restaurants, Inc.	28	4,519
Dick’s Sporting Goods, Inc.	12	1,798
Dollar General Corp.	37	5,029
Dollar Tree, Inc. (a)	37	5,207
Domino’s Pizza, Inc.	5	1,990
Genuine Parts Co.	22	3,111
Home Depot, Inc. (The)	167	57,967
Lowe’s Cos., Inc.	93	20,721
Lululemon Athletica, Inc., (Canada) (a)	19	9,558
McDonald’s Corp.	121	35,819
O’Reilly Automotive, Inc. (a)	9	8,987
Ross Stores, Inc.	53	7,400
Starbucks Corp.	190	18,229
Target Corp.	77	10,968
TJX Cos., Inc. (The)	191	17,944
Tractor Supply Co.	15	3,205
Ulta Beauty, Inc. (a)	8	3,853
Walgreens Boots Alliance, Inc.	123	3,218
Walmart, Inc.	253	39,957
Yum! Brands, Inc.	42	5,534

		341,021

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	21	1,049

Total Consumer Cyclical		629,453

Consumer Non-cyclical — 19.4%
Agriculture — 0.2%
Altria Group, Inc.	291	11,732
Archer-Daniels-Midland Co.	102	7,379
Bunge Global SA	33	3,305
Darling Ingredients, Inc. (a)	26	1,314
Philip Morris International, Inc.	253	23,798

		47,528

Beverages — 2.0%
Brown-Forman Corp., Class B	123	7,042
Celsius Holdings, Inc. (a)	62	3,383
Coca-Cola Co. (The)	4,862	286,521
Constellation Brands, Inc., Class A	72	17,514
Keurig Dr Pepper, Inc.	447	14,898
Molson Coors Beverage Co., Class B	86	5,292
Monster Beverage Corp. (a)	342	19,721
PepsiCo., Inc.	615	104,445

		458,816

Biotechnology — 0.6%
Alnylam Pharmaceuticals, Inc. (a)	19	3,649
Amgen, Inc.	89	25,730
Biogen, Inc. (a)	25	6,503
BioMarin Pharmaceutical, Inc. (a)	29	2,829
Bio-Rad Laboratories, Inc., Class A (a)	12	4,024
Corteva, Inc.	112	5,388

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	45

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Biotechnology — continued
Gilead Sciences, Inc.	213	17,243
Illumina, Inc. (a)	97	13,459
Incyte Corp. (a)	29	1,800
Moderna, Inc. (a)	54	5,350
Regeneron Pharmaceuticals, Inc. (a)	18	15,736
Royalty Pharma plc, Class A	31	865
United Therapeutics Corp. (a)	9	1,890
Vertex Pharmaceuticals, Inc. (a)	43	17,538

		122,004

Commercial Services — 1.4%
Automatic Data Processing, Inc.	71	16,640
Block, Inc., Class A (a)	319	24,676
Booz Allen Hamilton Holding Corp., Class A	25	3,200
Cintas Corp.	17	10,417
CoStar Group, Inc. (a)	61	5,301
Equifax, Inc.	27	6,603
FleetCor Technologies, Inc. (a)	40	11,175
Gartner, Inc. (a)	12	5,461
Global Payments, Inc.	150	19,014
MarketAxess Holdings, Inc.	25	7,355
Moody’s Corp.	103	40,192
Paylocity Holding Corp. (a)	7	1,205
PayPal Holdings, Inc. (a)	612	37,595
Quanta Services, Inc.	26	5,509
Robert Half, Inc.	23	2,059
Rollins, Inc.	53	2,330
S&P Global, Inc.	209	92,239
Toast, Inc., Class A (a)	156	2,841
TransUnion	33	2,258
U-Haul Holding Co., Class B	23	1,654
United Rentals, Inc.	13	7,239
Verisk Analytics, Inc., Class A	25	5,990

		310,953

Cosmetics/Personal Care — 0.4%
Colgate-Palmolive Co.	123	9,828
Estee Lauder Cos., Inc. (The), Class A	38	5,619
Kenvue, Inc.	274	5,897
Procter & Gamble Co. (The)	399	58,539

		79,883

Food — 0.3%
Albertsons Cos., Inc., Class A	50	1,140
Campbell Soup Co.	32	1,365
Conagra Brands, Inc.	92	2,650
General Mills, Inc.	106	6,900
Hershey Co. (The)	23	4,379
Hormel Foods Corp.	52	1,671
J M Smucker Co. (The)	22	2,728
Kellanova	49	2,752
Kraft Heinz Co. (The)	172	6,346
Kroger Co. (The)	124	5,677
Lamb Weston Holdings, Inc.	18	1,989
McCormick & Co., Inc.	42	2,907

SECURITY DESCRIPTION	SHARES	VALUE ($)

Food — continued
Mondelez International, Inc., Class A	242	17,562
Sysco Corp.	75	5,480
Tyson Foods, Inc., Class A	67	3,591

		67,137

Healthcare — Products — 3.8%
Abbott Laboratories	291	32,083
Agilent Technologies, Inc.	183	25,376
Align Technology, Inc. (a)	12	3,335
Avantor, Inc. (a)	399	9,120
Baxter International, Inc.	73	2,823
Bio-Techne Corp.	98	7,537
Boston Scientific Corp. (a)	245	14,149
Cooper Cos., Inc. (The)	7	2,557
Danaher Corp.	1,238	286,459
Edwards Lifesciences Corp. (a)	91	6,917
Exact Sciences Corp. (a)	31	2,314
GE HealthCare Technologies, Inc.	73	5,637
Hologic, Inc. (a)	37	2,624
IDEXX Laboratories, Inc. (a)	14	7,684
Insulet Corp. (a)	11	2,361
Intuitive Surgical, Inc. (a)	59	20,023
Medtronic plc, (Ireland)	222	18,293
Repligen Corp. (a)	32	5,691
ResMed, Inc.	24	4,147
Revvity, Inc.	76	8,358
STERIS plc	15	3,309
Stryker Corp.	57	17,161
Teleflex, Inc.	7	1,701
Thermo Fisher Scientific, Inc.	596	316,165
Waters Corp. (a)	36	11,905
West Pharmaceutical Services, Inc.	43	15,311
Zimmer Biomet Holdings, Inc.	34	4,166

		837,206

Healthcare — Services — 3.1%
Catalent, Inc. (a)	181	8,136
Centene Corp. (a)	87	6,452
Charles River Laboratories International, Inc. (a)	31	7,442
DaVita, Inc. (a)	8	820
Elevance Health, Inc.	41	19,401
HCA Healthcare, Inc.	34	9,300
Humana, Inc.	21	9,589
IQVIA Holdings, Inc. (a)	112	26,024
Laboratory Corp. of America Holdings	15	3,343
Molina Healthcare, Inc. (a)	8	2,886
Quest Diagnostics, Inc.	16	2,227
UnitedHealth Group, Inc.	1,120	589,748
Universal Health Services, Inc., Class B	10	1,559

		686,927

Household Products/Wares — 0.1%
Avery Dennison Corp.	14	2,761
Church & Dwight Co., Inc.	36	3,409

SEE NOTES TO FINANCIAL STATEMENTS.

46	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Household Products/Wares — continued
Clorox Co. (The)	19	2,710
Kimberly-Clark Corp.	51	6,141

		15,021

Pharmaceuticals — 7.5%
AbbVie, Inc.	296	45,934
Becton Dickinson & Co.	48	11,753
Bristol-Myers Squibb Co.	2,081	106,802
Cardinal Health, Inc.	47	4,764
Cencora, Inc.	32	6,615
Cigna Group (The)	51	15,255
CVS Health Corp.	216	17,079
Dexcom, Inc. (a)	63	7,866
Eli Lilly & Co.	812	473,443
Henry Schein, Inc. (a)	21	1,576
Jazz Pharmaceuticals plc (a)	3	394
Johnson & Johnson	2,452	384,267
McKesson Corp.	23	10,720
Merck & Co., Inc.	2,578	281,095
Neurocrine Biosciences, Inc. (a)	11	1,494
Pfizer, Inc.	5,748	165,498
Viatris, Inc.	1,220	13,214
Zoetis, Inc., Class A	467	92,146

		1,639,915

Total Consumer Non-cyclical		4,265,390

Energy — 5.1%
Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	60	7,969
First Solar, Inc. (a)	46	7,949

		15,918

Oil & Gas — 2.7%
APA Corp.	130	4,664
Chesapeake Energy Corp.	50	3,885
Chevron Corp.	804	119,956
ConocoPhillips	540	62,654
Coterra Energy, Inc.	346	8,836
Devon Energy Corp.	290	13,133
Diamondback Energy, Inc.	77	11,893
EOG Resources, Inc.	259	31,359
EQT Corp.	169	6,515
Exxon Mobil Corp.	1,780	177,927
Hess Corp.	118	17,049
HF Sinclair Corp.	94	5,217
Marathon Oil Corp.	284	6,852
Marathon Petroleum Corp.	180	26,681
Occidental Petroleum Corp.	295	17,630
Ovintiv, Inc.	113	4,973
Phillips 66	201	26,754
Pioneer Natural Resources Co.	106	23,725
Texas Pacific Land Corp.	2	3,750
Valero Energy Corp.	159	20,716

		594,169

SECURITY DESCRIPTION	SHARES	VALUE ($)

Oil & Gas Services — 2.0%
Baker Hughes Co., Class A	444	15,160
Halliburton Co.	393	14,205
Schlumberger NV	7,871	409,590

		438,955

Pipelines — 0.3%
Cheniere Energy, Inc.	102	17,339
Kinder Morgan, Inc.	890	15,694
ONEOK, Inc.	258	18,148
Targa Resources Corp.	84	7,256
Williams Cos., Inc. (The)	540	18,803

		77,240

Total Energy		1,126,282

Financial — 19.1%
Banks — 7.6%
Bank of America Corp.	18,699	629,599
Bank of New York Mellon Corp. (The)	608	31,657
Citigroup, Inc.	1,266	65,111
Citizens Financial Group, Inc.	496	16,443
Fifth Third Bancorp	613	21,156
First Citizens BancShares, Inc., Class A	10	14,120
Goldman Sachs Group, Inc. (The)	214	82,735
Huntington Bancshares, Inc.	1,413	17,978
KeyCorp.	1,052	15,154
M&T Bank Corp.	151	20,727
Morgan Stanley	5,111	476,643
Northern Trust Corp.	128	10,815
PNC Financial Services Group, Inc. (The)	283	43,887
Regions Financial Corp.	948	18,381
State Street Corp.	243	18,848
Truist Financial Corp.	996	36,754
US Bancorp	1,070	46,331
Wells Fargo & Co.	2,322	114,269

		1,680,608

Diversified Financial Services — 4.6%
Ally Financial, Inc.	192	6,710
American Express Co.	412	77,132
Ameriprise Financial, Inc.	61	23,306
Apollo Global Management, Inc.	244	22,696
Ares Management Corp., Class A	99	11,805
BlackRock, Inc., Class A	65	52,945
Capital One Financial Corp.	275	36,009
Cboe Global Markets, Inc.	92	16,472
Charles Schwab Corp. (The)	907	62,432
CME Group, Inc., Class A	248	52,255
Coinbase Global, Inc., Class A (a)	97	16,850
Discover Financial Services	220	24,736
Franklin Resources, Inc.	192	5,732
Intercontinental Exchange, Inc.	400	51,402
LPL Financial Holdings, Inc.	51	11,554
Mastercard, Inc., Class A	512	218,420
Nasdaq, Inc.	217	12,597
Raymond James Financial, Inc.	159	17,775

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	47

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Diversified Financial Services — continued
SEI Investments Co.	80	5,060
Synchrony Financial	319	12,173
T Rowe Price Group, Inc.	140	15,033
Tradeweb Markets, Inc., Class A	80	7,309
Visa, Inc., Class A	981	255,406

		1,015,809

Insurance — 4.9%
Aflac, Inc.	422	34,832
Allstate Corp. (The)	162	22,742
American Financial Group, Inc.	49	5,833
American International Group, Inc.	523	35,440
Aon plc, Class A	122	35,441
Arch Capital Group Ltd., (Bermuda) (a)	284	21,124
Arthur J Gallagher & Co.	143	32,242
Assurant, Inc.	38	6,443
Berkshire Hathaway, Inc., Class B (a)	797	284,158
Brown & Brown, Inc.	131	9,323
Chubb Ltd., (Switzerland)	267	60,247
Cincinnati Financial Corp.	90	9,348
Equitable Holdings, Inc.	218	7,254
Erie Indemnity Co., Class A	13	4,377
Everest Group Ltd., (Bermuda)	34	12,102
Fidelity National Financial, Inc.	150	7,632
Globe Life, Inc.	110	13,373
Hartford Financial Services Group, Inc. (The)	270	21,694
Loews Corp.	138	9,606
Markel Group, Inc. (a)	8	10,950
Marsh & McLennan Cos., Inc.	305	57,706
MetLife, Inc.	492	32,515
Principal Financial Group, Inc.	224	17,605
Progressive Corp. (The)	1,465	233,383
Prudential Financial, Inc.	287	29,726
Travelers Cos., Inc. (The)	143	27,149
Willis Towers Watson plc, (United Kingdom)	62	14,919
WR Berkley Corp.	127	9,012

		1,066,176

Private Equity — 0.4%
Blackstone, Inc.	437	57,240
Carlyle Group, Inc. (The)	141	5,733
KKR & Co., Inc.	341	28,235

		91,208

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	58	5,381

REITS — 1.6%
Alexandria Real Estate Equities, Inc.	27	3,374
American Homes 4 Rent, Class A	35	1,244
American Tower Corp.	932	201,111
Annaly Capital Management, Inc.	273	5,289
AvalonBay Communities, Inc.	24	4,482
Boston Properties, Inc.	27	1,892
Camden Property Trust	12	1,233

SECURITY DESCRIPTION	SHARES	VALUE ($)

REITS — continued
Crown Castle, Inc.	71	8,177
Digital Realty Trust, Inc.	48	6,472
Equinix, Inc.	15	12,260
Equity LifeStyle Properties, Inc.	29	2,068
Equity Residential	63	3,843
Essex Property Trust, Inc.	10	2,489
Extra Space Storage, Inc.	34	5,377
Gaming and Leisure Properties, Inc.	39	1,904
Healthpeak Properties, Inc.	115	2,267
Host Hotels & Resorts, Inc.	119	2,326
Invitation Homes, Inc.	87	2,970
Iron Mountain, Inc.	41	2,871
Kimco Realty Corp.	100	2,121
Mid-America Apartment Communities, Inc.	18	2,389
Prologis, Inc.	155	20,722
Public Storage	26	7,845
Realty Income Corp.	121	6,943
Regency Centers Corp.	22	1,485
SBA Communications Corp., Class A	16	4,084
Simon Property Group, Inc.	56	7,962
Sun Communities, Inc.	17	2,291
UDR, Inc.	31	1,192
Ventas, Inc.	67	3,321
VICI Properties, Inc., Class A	153	4,874
Welltower, Inc.	86	7,755
Weyerhaeuser Co.	128	4,447
WP Carey, Inc.	34	2,173

		351,253

Total Financial		4,210,435

Industrial — 6.6%
Aerospace/Defense — 0.5%
Boeing Co. (The) (a)	96	24,936
General Dynamics Corp.	44	11,448
HEICO Corp.	4	678
HEICO Corp., Class A	9	1,308
Howmet Aerospace, Inc.	65	3,518
L3Harris Technologies, Inc.	32	6,835
Lockheed Martin Corp.	39	17,505
Northrop Grumman Corp.	24	11,074
RTX Corp.	253	21,317
TransDigm Group, Inc.	8	8,480

		107,099

Building Materials — 0.2%
Builders FirstSource, Inc. (a)	25	4,104
Carrier Global Corp.	141	8,124
Fortune Brands Innovations, Inc.	27	2,057
Johnson Controls International plc	128	7,359
Lennox International, Inc.	4	1,911
Martin Marietta Materials, Inc.	12	5,978
Masco Corp.	36	2,443
Owens Corning	18	2,634
Trane Technologies plc, (Ireland)	39	9,432
Vulcan Materials Co.	25	5,769

		49,811

SEE NOTES TO FINANCIAL STATEMENTS.

48	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	43	7,059
Eaton Corp. plc	71	17,033
Emerson Electric Co.	97	9,486

		33,578

Electronics — 0.6%
Allegion plc, (Ireland)	7	941
Amphenol Corp., Class A	306	30,382
Fortive Corp.	62	4,575
Garmin Ltd., (Switzerland)	24	3,058
Honeywell International, Inc.	111	23,368
Hubbell, Inc., Class B	9	3,063
Jabil, Inc.	71	9,071
Keysight Technologies, Inc. (a)	90	14,343
Mettler-Toledo International, Inc. (a)	13	15,415
TE Connectivity Ltd.	163	22,843
Trimble, Inc. (a)	117	6,225

		133,284

Engineering & Construction — 0.0% (g)
AECOM	25	2,295
Jacobs Solutions, Inc.	26	3,381

		5,676

Environmental Control — 0.1%
Pentair plc, (United Kingdom)	24	1,724
Republic Services, Inc., Class A	45	7,424
Veralto Corp.	38	3,166
Waste Connections, Inc., (Canada)	43	6,416
Waste Management, Inc.	71	12,756

		31,486

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc.	10	2,749
Stanley Black & Decker, Inc.	30	2,915

		5,664

Machinery — Construction & Mining — 0.1%
Caterpillar, Inc.	87	25,829
Vertiv Holdings Co., Class A	51	2,474

		28,303

Machinery — Diversified — 0.3%
CNH Industrial NV, (United Kingdom)	180	2,190
Deere & Co.	47	18,851
Dover Corp.	22	3,314
Graco, Inc.	20	1,777
IDEX Corp.	9	2,016
Ingersoll Rand, Inc.	67	5,196
Nordson Corp.	5	1,306
Otis Worldwide Corp.	69	6,143
Rockwell Automation, Inc.	20	6,236
Toro Co. (The)	18	1,700
Westinghouse Air Brake Technologies Corp.	31	3,981

SECURITY DESCRIPTION	SHARES	VALUE ($)

Machinery — Diversified — continued
Xylem, Inc.	39	4,463

		57,173

Miscellaneous Manufacturers — 0.4%
3M Co.	103	11,283
AO Smith Corp.	19	1,583
Axon Enterprise, Inc. (a)	11	2,818
Carlisle Cos., Inc.	8	2,569
General Electric Co.	190	24,213
Illinois Tool Works, Inc.	51	13,236
Parker-Hannifin Corp.	22	10,209
Teledyne Technologies, Inc. (a)	23	10,214
Textron, Inc.	33	2,692

		78,817

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	384	3,706
Ball Corp.	55	3,184
Crown Holdings, Inc.	19	1,775
Packaging Corp. of America	20	3,233
Westrock Co.	71	2,963

		14,861

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	8	2,113

Transportation — 4.1%
CH Robinson Worldwide, Inc.	24	2,077
CSX Corp.	8,385	290,720
Expeditors International of Washington, Inc.	28	3,616
FedEx Corp.	43	10,970
JB Hunt Transport Services, Inc.	17	3,443
Knight-Swift Transportation Holdings, Inc., Class A	38	2,194
Norfolk Southern Corp.	42	10,001
Old Dominion Freight Line, Inc.	17	6,744
Union Pacific Corp.	104	25,577
United Parcel Service, Inc., Class B	3,520	553,507

		908,849

Total Industrial		1,456,714

Technology — 27.7%
Computers — 8.1%
Accenture plc, (Ireland), Class A	108	38,013
Apple, Inc.	8,221	1,582,808
Cognizant Technology Solutions Corp., Class A	97	7,322
Crowdstrike Holdings, Inc., Class A (a)	124	31,570
Dell Technologies, Inc., Class C	137	10,463
EPAM Systems, Inc. (a)	9	2,717
Fortinet, Inc. (a)	364	21,277
Hewlett Packard Enterprise Co.	718	12,186
HP, Inc.	487	14,662
International Business Machines Corp.	159	26,062
Leidos Holdings, Inc.	25	2,715
NetApp, Inc.	108	9,490

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	49

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Computers — continued
Seagate Technology Holdings plc	104	8,854
Super Micro Computer, Inc. (a)	25	7,204
Western Digital Corp. (a)	171	8,972
Zscaler, Inc. (a)	48	10,525

		1,794,840

Office/Business Equipment — 0.0% (g)
Zebra Technologies Corp., Class A (a)	25	6,951

Semiconductors — 6.7%
Advanced Micro Devices, Inc. (a)	728	107,257
Analog Devices, Inc.	225	44,614
Applied Materials, Inc.	375	60,745
Broadcom, Inc.	200	222,835
Entegris, Inc.	65	7,736
Intel Corp.	1,894	95,157
KLA Corp.	61	35,733
Lam Research Corp.	60	46,703
Lattice Semiconductor Corp. (a)	58	3,984
Marvell Technology, Inc.	387	23,334
Microchip Technology, Inc.	244	22,002
Micron Technology, Inc.	500	42,697
Monolithic Power Systems, Inc.	20	12,630
NVIDIA Corp.	1,110	549,635
NXP Semiconductors NV, (Netherlands)	116	26,635
ON Semiconductor Corp. (a)	194	16,182
Qorvo, Inc. (a)	42	4,773
QUALCOMM, Inc.	503	72,764
Skyworks Solutions, Inc.	70	7,851
Teradyne, Inc.	61	6,627
Texas Instruments, Inc.	403	68,772

		1,478,666

Software — 12.9%
Adobe, Inc. (a)	251	149,936
Akamai Technologies, Inc. (a)	28	3,279
ANSYS, Inc. (a)	48	17,307
Aspen Technology, Inc. (a)	16	3,430
Atlassian Corp., (Australia), Class A (a)	85	20,108
Autodesk, Inc. (a)	116	28,273
Bentley Systems, Inc., Class B	109	5,664
BILL Holdings, Inc. (a)	51	4,169
Broadridge Financial Solutions, Inc.	27	5,504
Cadence Design Systems, Inc. (a)	150	40,757
Ceridian HCM Holding, Inc. (a)	23	1,560
Cloudflare, Inc., Class A (a)	45	3,766
Confluent, Inc., Class A (a)	91	2,139
Datadog, Inc., Class A (a)	139	16,850
DocuSign, Inc., Class A (a)	111	6,603
Dropbox, Inc., Class A (a)	132	3,885
Dynatrace, Inc. (a)	137	7,469
Electronic Arts, Inc.	45	6,164
Fair Isaac Corp. (a)	14	15,781
Fidelity National Information Services, Inc.	339	20,364
Fiserv, Inc. (a)	377	50,034
HubSpot, Inc. (a)	27	15,541
Intuit, Inc.	154	96,393

SECURITY DESCRIPTION	SHARES	VALUE ($)

Software — continued
Jack Henry & Associates, Inc.	39	6,433
Manhattan Associates, Inc. (a)	30	6,446
Microsoft Corp.	4,595	1,727,796
MongoDB, Inc., Class A (a)	12	4,842
MSCI, Inc., Class A	48	27,312
Oracle Corp.	908	95,702
Palantir Technologies, Inc., Class A (a)	1,014	17,414
Paychex, Inc.	62	7,327
Paycom Software, Inc.	9	1,763
PTC, Inc. (a)	65	11,360
ROBLOX Corp., Class A (a)	69	3,165
Roper Technologies, Inc.	59	32,193
Salesforce, Inc. (a)	540	142,160
ServiceNow, Inc. (a)	113	79,788
Snowflake, Inc., Class A (a)	47	9,423
Splunk, Inc. (a)	86	13,106
SS&C Technologies Holdings, Inc.	46	2,833
Synopsys, Inc. (a)	84	43,101
Take-Two Interactive Software, Inc. (a)	29	4,747
Twilio, Inc., Class A (a)	27	2,068
Tyler Technologies, Inc. (a)	23	9,681
UiPath, Inc., Class A (a)	197	4,885
Unity Software, Inc. (a)	132	5,384
Veeva Systems, Inc., Class A (a)	22	4,287
Workday, Inc., Class A (a)	116	32,144
Zoom Video Communications, Inc., Class A (a)	127	9,167

		2,829,503

Total Technology		6,109,960

Utilities — 0.7%
Electric — 0.7%
AES Corp. (The)	91	1,745
Alliant Energy Corp.	22	1,154
Ameren Corp.	37	2,679
American Electric Power Co., Inc.	97	7,904
CenterPoint Energy, Inc.	86	2,460
CMS Energy Corp.	39	2,263
Consolidated Edison, Inc.	65	5,879
Constellation Energy Corp.	58	6,755
Dominion Energy, Inc.	147	6,887
DTE Energy Co.	36	3,930
Duke Energy Corp.	142	13,786
Edison International	68	4,871
Entergy Corp.	37	3,706
Evergy, Inc.	39	2,026
Eversource Energy	61	3,754
Exelon Corp.	187	6,698
FirstEnergy Corp.	85	3,112
NextEra Energy, Inc.	340	20,676
NRG Energy, Inc.	41	2,094
PG&E Corp.	342	6,174
PPL Corp.	85	2,296
Public Service Enterprise Group, Inc.	86	5,288
Sempra	104	7,784
Southern Co. (The)	200	13,992
Vistra Corp.	49	1,905

SEE NOTES TO FINANCIAL STATEMENTS.

50	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Electric — continued
WEC Energy Group, Inc.	51	4,298
Xcel Energy, Inc.	102	6,326

		150,442

Gas — 0.0% (g)
Atmos Energy Corp.	23	2,661
NiSource, Inc.	33	863

		3,524

Water — 0.0% (g)
American Water Works Co., Inc.	28	3,734
Essential Utilities, Inc.	19	728

		4,462

Total Utilities		158,428

Total Common Stocks (Cost $16,571,609)		21,846,335

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Short-Term Investments — 0.7%
Time Deposits — 0.7%
Australia & New Zealand Banking Group Ltd., 4.68%, 01/02/2024	6,727	6,727
Citibank NA, 4.68%, 01/02/2024	51,940	51,940
Royal Bank of Canada, 4.68%, 01/02/2024	77,523	77,523
Sumitomo Mitsui Banking Corp., 4.68%, 01/02/2024	5	5
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024	16,891	16,891

Total Short-Term Investments (Cost $153,086)		153,086

Total Investments — 99.9% (Cost — $16,724,695)		21,999,421

Other Assets in Excess of Liabilities — 0.1%		25,348

NET ASSETS — 100.0%		$22,024,769

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

CME Micro E-mini Russell 2000 Index	7	03/2024	USD	73	(1)

E-mini Consumer Staples Select Sector Index	19	03/2024	USD	1,350	41

E-mini Energy Select Sector Index	24	03/2024	USD	2,131	(4)

E-mini Financial Select Sector Index	143	03/2024	USD	16,101	646

E-mini Health Care Select Sector Index	59	03/2024	USD	8,071	143

E-mini Russell 2000 Index	4	03/2024	USD	379	30

Micro E-mini NASDAQ 100 Index	336	03/2024	USD	11,010	430

NASDAQ 100 E-mini Index	9	03/2024	USD	2,951	114

S&P 500 E-mini Index	460	03/2024	USD	107,510	3,350

Total unrealized appreciation (depreciation)					4,749

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	51

Six Circles U.S. Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2023

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2023

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	15.4%

Software	12.9%

Computers	8.2%

Banks	7.6%

Pharmaceuticals	7.5%

Semiconductors	6.7%

Insurance	4.8%

Diversified Financial Services	4.6%

Transportation	4.1%

Healthcare — Products	3.8%

Healthcare — Services	3.1%

Oil & Gas	2.6%

Beverages	2.1%

Oil & Gas Services	2.0%

REITS	1.6%

Retail	1.6%

Commercial Services	1.4%

Telecommunications	1.1%

Others (Each less than 1.0%)	8.2%

Short-Term Investments	0.7%

SEE NOTES TO FINANCIAL STATEMENTS.

52	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 98.3%
Austria — 0.3%
Erste Group Bank AG	402	16,268
OMV AG	121	5,325
Verbund AG	47	4,365
voestalpine AG	209	6,578

		32,536

Belgium — 1.9%
Ageas SA	351	15,266
Anheuser-Busch InBev SA	2,736	176,620
D’ieteren Group	5	1,000
Elia Group SA	20	2,511
Groupe Bruxelles Lambert NV	103	8,076
KBC Group NV	292	18,966
Lotus Bakeries NV	— (h)	890
Sofina SA	18	4,438
Syensqo SA (a)	139	14,418
UCB SA	115	10,053
Umicore SA	378	10,401
Warehouses De Pauw CVA	40	1,252

		263,891

Chile — 0.1%
Antofagasta plc	804	17,198

China — 0.0% (g)
Silergy Corp.	137	2,224

Denmark — 7.6%
AP Moller — Maersk A/S, Class A	2	4,133
AP Moller — Maersk A/S, Class B	3	6,230
Carlsberg A/S, Class B	311	38,979
Chr Hansen Holding A/S	191	16,012
Coloplast A/S, Class B	31	3,582
Danske Bank A/S	806	21,555
Demant A/S (a)	23	1,020
DSV A/S	137	24,038
Genmab A/S (a)	112	35,809
Novo Nordisk A/S, Class B	7,756	803,759
Novozymes A/S, Class B	370	20,351
Orsted A/S (e)	130	7,234
Pandora A/S	92	12,747
ROCKWOOL A/S, Class B	7	1,956
Tryg A/S	768	16,705
Vestas Wind Systems A/S (a)	742	23,493

		1,037,603

Finland — 1.3%
Elisa OYJ	34	1,583
Fortum OYJ	309	4,463
Kesko OYJ, Class B	65	1,298
Kone OYJ, Class B	250	12,501
Metso OYJ	482	4,895
Neste OYJ	100	3,555
Nokia OYJ	1,234	4,204
Nordea Bank Abp	3,741	46,592
Orion OYJ, Class B	97	4,221

SECURITY DESCRIPTION	SHARES	VALUE ($)

Finland — continued
Sampo OYJ, Class A	991	43,425
Stora Enso OYJ, Class R	1,053	14,585
UPM-Kymmene OYJ	967	36,489
Wartsila OYJ Abp	346	5,034

		182,845

France — 12.7%
Accor SA	46	1,744
Aeroports de Paris SA	25	3,308
Air Liquide SA	949	184,849
Airbus SE	436	67,366
Alstom SA	212	2,855
Amundi SA (e)	72	4,939
Arkema SA	109	12,369
AXA SA	3,957	129,226
BioMerieux	9	1,026
BNP Paribas SA	1,227	85,180
Bollore SE	170	1,063
Bouygues SA	140	5,279
Bureau Veritas SA	215	5,440
Capgemini SE	36	7,526
Carrefour SA	131	2,394
Cie de Saint-Gobain SA	335	24,714
Cie Generale des Etablissements Michelin SCA	155	5,579
Covivio SA	13	712
Credit Agricole SA	1,249	17,762
Danone SA	148	9,615
Dassault Aviation SA	15	3,003
Dassault Systemes SE	154	7,551
Edenred SE	291	17,387
Eiffage SA	54	5,783
Engie SA	1,267	22,324
EssilorLuxottica SA	68	13,650
Eurazeo SE	51	4,036
Gecina SA	12	1,425
Getlink SE	262	4,799
Hermes International SCA	35	73,553
Ipsen SA	34	4,087
Kering SA	81	35,995
Klepierre SA	52	1,410
La Francaise des Jeux SAEM (e)	24	865
Legrand SA	194	20,254
L’Oreal SA	56	27,735
LVMH Moet Hennessy Louis Vuitton SE	302	245,267
Orange SA	428	4,883
Pernod Ricard SA	644	113,888
Publicis Groupe SA	53	4,936
Remy Cointreau SA	73	9,281
Renault SA	44	1,791
Safran SA	252	44,504
Sanofi SA	1,034	102,762
Sartorius Stedim Biotech	6	1,695
Schneider Electric SE	400	80,438
SEB SA	6	753

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	53

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
France — continued
Societe Generale SA	864	22,980
Sodexo SA	20	2,252
STMicroelectronics NV	1,673	83,919
Teleperformance SE	44	6,392
Thales SA	78	11,498
TotalEnergies SE	1,880	127,855
Unibail—Rodamco-Westfield (a)	27	2,007
Veolia Environnement SA	469	14,810
Vinci SA	373	46,908
Vivendi SE	152	1,622
Worldline SA (a) (e)	280	4,872

		1,752,116

Germany — 13.5%
adidas AG	177	36,000
Allianz SE (Registered)	885	236,455
BASF SE	1,618	87,116
Bayer AG (Registered)	893	33,151
Bayerische Motoren Werke AG	71	7,878
Bechtle AG	19	938
Beiersdorf AG	23	3,512
Brenntag SE	103	9,453
Carl Zeiss Meditec AG	9	1,029
Commerzbank AG	1,227	14,588
Continental AG	26	2,199
Covestro AG (a) (e)	350	20,395
Daimler Truck Holding AG	393	14,777
Delivery Hero SE (a) (e)	40	1,106
Deutsche Bank AG (Registered)	2,266	30,928
Deutsche Boerse AG	222	45,683
Deutsche Lufthansa AG (Registered) (a)	437	3,886
Deutsche Post AG	729	36,076
Deutsche Telekom AG (Registered)	750	18,030
E.ON SE	1,557	20,914
Evonik Industries AG	421	8,610
Fresenius Medical Care AG	47	1,961
Fresenius SE & Co. KGaA	99	3,071
GEA Group AG	121	5,043
Hannover Rueck SE	132	31,599
Heidelberg Materials AG	253	22,609
HelloFresh SE (a)	36	564
Henkel AG & Co. KGaA	27	1,957
Infineon Technologies AG	3,198	133,570
Knorr-Bremse AG	53	3,405
LEG Immobilien SE (a)	17	1,492
Mercedes-Benz Group AG	186	12,824
Merck KGaA	118	18,742
MTU Aero Engines AG	40	8,528
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	300	124,237
Nemetschek SE	225	19,461
Puma SE	115	6,410
Rational AG	4	2,882
Rheinmetall AG	32	10,148

SECURITY DESCRIPTION	SHARES	VALUE ($)

Germany — continued
RWE AG	438	19,918
SAP SE	4,081	628,091
Scout24 SE (e)	17	1,185
Siemens AG (Registered)	558	104,710
Siemens Energy AG (a)	380	5,027
Siemens Healthineers AG (e)	66	3,827
Symrise AG, Class A	241	26,496
Talanx AG	142	10,122
Volkswagen AG	10	1,248
Vonovia SE	171	5,362
Wacker Chemie AG	33	4,174
Zalando SE (a) (e)	51	1,211

		1,852,598

Hong Kong — 0.5%
Prudential plc	6,657	75,108

Ireland — 1.5%
AerCap Holdings NV (a)	148	10,980
AIB Group plc	1,835	7,860
Bank of Ireland Group plc	1,233	11,192
CRH plc	1,441	99,199
DCC plc	94	6,952
Experian plc	881	35,952
Flutter Entertainment plc (a)	41	7,161
Kerry Group plc, Class A	37	3,223
Kingspan Group plc	114	9,848
Smurfit Kappa Group plc	472	18,702

		211,069

Italy — 2.6%
Amplifon SpA	30	1,030
Assicurazioni Generali SpA	2,224	46,989
Banco BPM SpA	1,410	7,470
Davide Campari-Milano NV	1,647	18,594
DiaSorin SpA	5	545
Enel SpA	5,629	41,876
Eni SpA	1,945	32,987
Ferrari NV	29	9,814
FinecoBank Banca Fineco SpA	712	10,717
Infrastrutture Wireless Italiane SpA (e)	78	991
Intesa Sanpaolo SpA	18,124	53,038
Leonardo SpA	237	3,914
Mediobanca Banca di Credito Finanziario SpA	643	7,967
Moncler SpA	225	13,872
Nexi SpA (a) (e)	685	5,613
Poste Italiane SpA (e)	1,151	13,087
Prysmian SpA	196	8,931
Recordati Industria Chimica e Farmaceutica SpA	95	5,149
Snam SpA	1,447	7,447
Telecom Italia SpA (a)	2,262	735
Terna — Rete Elettrica Nazionale	986	8,225
UniCredit SpA	1,874	51,040

		350,031

SEE NOTES TO FINANCIAL STATEMENTS.

54	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — 5.0%
Advantest Corp.	146	4,920
Aeon Co. Ltd.	124	2,758
AGC, Inc.	38	1,405
Aisin Corp.	28	990
Ajinomoto Co., Inc.	84	3,241
ANA Holdings, Inc. (a)	30	643
Asahi Group Holdings Ltd.	91	3,400
Asahi Intecc Co. Ltd.	40	817
Asahi Kasei Corp.	236	1,743
Astellas Pharma, Inc.	345	4,101
Azbil Corp.	21	706
Bandai Namco Holdings, Inc.	114	2,284
BayCurrent Consulting, Inc.	25	858
Bridgestone Corp.	109	4,489
Brother Industries Ltd.	43	686
Canon, Inc.	190	4,882
Capcom Co. Ltd.	33	1,068
Central Japan Railway Co.	138	3,495
Chiba Bank Ltd. (The)	98	708
Chubu Electric Power Co., Inc.	121	1,565
Chugai Pharmaceutical Co. Ltd.	128	4,832
Concordia Financial Group Ltd.	203	927
Dai Nippon Printing Co. Ltd.	41	1,199
Daifuku Co. Ltd.	58	1,172
Dai-ichi Life Holdings, Inc.	179	3,804
Daiichi Sankyo Co. Ltd.	352	9,628
Daikin Industries Ltd.	50	8,143
Daito Trust Construction Co. Ltd.	12	1,354
Daiwa House Industry Co. Ltd.	112	3,398
Daiwa House REIT Investment Corp.	— (h)	781
Daiwa Securities Group, Inc.	252	1,691
Denso Corp.	359	5,394
Dentsu Group, Inc.	39	993
Disco Corp.	18	4,322
East Japan Railway Co.	57	3,298
Eisai Co. Ltd.	48	2,395
ENEOS Holdings, Inc.	545	2,160
FANUC Corp.	181	5,321
Fast Retailing Co. Ltd.	33	8,234
Fuji Electric Co. Ltd.	24	1,033
FUJIFILM Holdings Corp.	71	4,261
Fujitsu Ltd.	34	5,057
GLP J-Reit	1	870
Hamamatsu Photonics KK	27	1,104
Hankyu Hanshin Holdings, Inc.	44	1,389
Hikari Tsushin, Inc.	4	628
Hirose Electric Co. Ltd.	6	678
Hitachi Construction Machinery Co. Ltd.	20	526
Hitachi Ltd.	176	12,681
Honda Motor Co. Ltd.	878	9,061
Hoshizaki Corp.	20	734
Hoya Corp.	67	8,382
Hulic Co. Ltd.	75	779
Ibiden Co. Ltd.	21	1,159
Idemitsu Kosan Co. Ltd.	193	1,048

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Iida Group Holdings Co. Ltd.	31	463
Inpex Corp.	183	2,454
Isuzu Motors Ltd.	111	1,420
ITOCHU Corp.	226	9,207
Japan Airlines Co. Ltd.	27	527
Japan Exchange Group, Inc.	95	1,999
Japan Metropolitan Fund Invest	1	972
Japan Post Bank Co. Ltd.	277	2,817
Japan Post Holdings Co. Ltd.	396	3,539
Japan Post Insurance Co. Ltd.	37	657
Japan Real Estate Investment Corp.	— (h)	1,005
Japan Tobacco, Inc.	228	5,893
JFE Holdings, Inc.	109	1,683
JSR Corp.	34	970
Kajima Corp.	81	1,342
Kansai Electric Power Co., Inc. (The)	132	1,757
KAO Corp.	89	3,654
Kawasaki Kisen Kaisha Ltd.	27	1,134
KDDI Corp.	285	9,027
KDX Realty Investment Corp., Class A	1	882
Keisei Electric Railway Co. Ltd.	25	1,166
Keyence Corp.	37	16,256
Kikkoman Corp.	26	1,577
Kintetsu Group Holdings Co. Ltd.	35	1,103
Kirin Holdings Co. Ltd.	147	2,149
Kobe Bussan Co. Ltd.	29	860
Koei Tecmo Holdings Co. Ltd.	22	248
Koito Manufacturing Co. Ltd.	39	604
Komatsu Ltd.	176	4,585
Konami Group Corp.	19	1,008
Kose Corp.	6	456
Kubota Corp.	192	2,877
Kyocera Corp.	244	3,547
Kyowa Kirin Co. Ltd.	50	842
Lasertec Corp.	14	3,754
LY Corp.	507	1,791
M3, Inc.	83	1,368
Makita Corp.	43	1,180
Marubeni Corp.	272	4,287
MatsukiyoCocokara & Co.	66	1,165
Mazda Motor Corp.	109	1,163
McDonald’s Holdings Co. Japan Ltd.	16	693
MEIJI Holdings Co. Ltd.	44	1,043
MINEBEA MITSUMI, Inc.	69	1,418
MISUMI Group, Inc.	55	925
Mitsubishi Chemical Group Corp.	243	1,483
Mitsubishi Corp.	656	10,451
Mitsubishi Electric Corp.	368	5,201
Mitsubishi Estate Co. Ltd.	213	2,921
Mitsubishi HC Capital, Inc.	151	1,010
Mitsubishi Heavy Industries Ltd.	61	3,528
Mitsubishi UFJ Financial Group, Inc.	2,171	18,635
Mitsui & Co. Ltd.	246	9,201
Mitsui Chemicals, Inc.	33	976
Mitsui Fudosan Co. Ltd.	169	4,122

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	55

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Mitsui OSK Lines Ltd.	65	2,072
Mizuho Financial Group, Inc.	459	7,824
MonotaRO Co. Ltd.	47	506
MS&AD Insurance Group Holdings, Inc.	81	3,189
Murata Manufacturing Co. Ltd.	328	6,925
NEC Corp.	47	2,759
Nexon Co. Ltd.	65	1,190
Nidec Corp.	80	3,217
Nintendo Co. Ltd.	198	10,282
Nippon Building Fund, Inc.	— (h)	1,268
NIPPON EXPRESS HOLDINGS, Inc.	14	794
Nippon Paint Holdings Co. Ltd.	180	1,454
Nippon Prologis REIT, Inc.	— (h)	844
Nippon Sanso Holdings Corp.	33	892
Nippon Steel Corp.	163	3,726
Nippon Telegraph & Telephone Corp.	5,682	6,939
Nippon Yusen KK	92	2,829
Nissan Chemical Corp.	24	919
Nissan Motor Co. Ltd.	439	1,716
Nissin Foods Holdings Co. Ltd.	38	1,320
Nitori Holdings Co. Ltd.	15	2,054
Nitto Denko Corp.	27	2,022
Nomura Holdings, Inc.	570	2,566
Nomura Real Estate Holdings, Inc.	20	535
Nomura Real Estate Master Fund, Inc.	1	956
Nomura Research Institute Ltd.	73	2,120
NTT Data Group Corp.	119	1,677
Obayashi Corp.	124	1,073
Obic Co. Ltd.	13	2,306
Odakyu Electric Railway Co. Ltd.	59	891
Oji Holdings Corp.	160	614
Olympus Corp.	230	3,314
Omron Corp.	33	1,550
Ono Pharmaceutical Co. Ltd.	74	1,316
Open House Group Co. Ltd.	15	432
Oracle Corp. Japan	7	547
Oriental Land Co. Ltd.	208	7,712
ORIX Corp.	224	4,198
Osaka Gas Co. Ltd.	72	1,495
Otsuka Corp.	21	877
Otsuka Holdings Co. Ltd.	80	2,992
Pan Pacific International Holdings Corp.	72	1,721
Panasonic Holdings Corp.	421	4,144
Rakuten Group, Inc.	286	1,274
Recruit Holdings Co. Ltd.	274	11,460
Renesas Electronics Corp. (a)	280	5,001
Resona Holdings, Inc.	403	2,043
Ricoh Co. Ltd.	106	811
Rohm Co. Ltd.	65	1,245
SBI Holdings, Inc.	47	1,059
SCSK Corp.	29	574
Secom Co. Ltd.	40	2,856
Seiko Epson Corp.	55	826
Sekisui Chemical Co. Ltd.	72	1,034
Sekisui House Ltd.	114	2,529

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Seven & i Holdings Co. Ltd.	143	5,667
SG Holdings Co. Ltd.	62	883
Sharp Corp.	49	346
Shimadzu Corp.	45	1,249
Shimano, Inc.	15	2,264
Shimizu Corp.	107	710
Shin-Etsu Chemical Co. Ltd.	346	14,488
Shionogi & Co. Ltd.	49	2,378
Shiseido Co. Ltd.	76	2,300
Shizuoka Financial Group, Inc.	88	740
SMC Corp.	11	5,831
SoftBank Corp.	547	6,813
SoftBank Group Corp.	196	8,638
Sompo Holdings, Inc.	56	2,740
Sony Group Corp.	240	22,693
Square Enix Holdings Co. Ltd.	16	570
Subaru Corp.	117	2,138
SUMCO Corp.	67	1,008
Sumitomo Chemical Co. Ltd.	261	635
Sumitomo Corp.	197	4,287
Sumitomo Electric Industries Ltd.	134	1,705
Sumitomo Metal Mining Co. Ltd.	47	1,384
Sumitomo Mitsui Financial Group, Inc.	242	11,756
Sumitomo Mitsui Trust Holdings, Inc.	125	2,390
Sumitomo Realty & Development Co. Ltd.	54	1,606
Suntory Beverage & Food Ltd.	26	852
Suzuki Motor Corp.	70	2,987
Sysmex Corp.	32	1,779
T&D Holdings, Inc.	95	1,511
Taisei Corp.	33	1,117
Takeda Pharmaceutical Co. Ltd.	301	8,629
TDK Corp.	74	3,505
Terumo Corp.	128	4,196
TIS, Inc.	43	934
Tobu Railway Co. Ltd.	36	963
Toho Co. Ltd.	21	702
Tokio Marine Holdings, Inc.	343	8,534
Tokyo Electric Power Co. Holdings, Inc. (a)	291	1,522
Tokyo Electron Ltd.	90	15,943
Tokyo Gas Co. Ltd.	73	1,668
Tokyu Corp.	96	1,174
TOPPAN Holdings, Inc.	47	1,309
Toray Industries, Inc.	264	1,366
Tosoh Corp.	48	617
TOTO Ltd.	25	646
Toyota Industries Corp.	28	2,276
Toyota Motor Corp.	2,017	36,952
Toyota Tsusho Corp.	41	2,388
Trend Micro, Inc.	26	1,361
Unicharm Corp.	76	2,760
USS Co. Ltd.	38	767
West Japan Railway Co.	41	1,721
Yakult Honsha Co. Ltd.	49	1,102

SEE NOTES TO FINANCIAL STATEMENTS.

56	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Yamaha Corp.	26	601
Yamaha Motor Co. Ltd.	168	1,495
Yamato Holdings Co. Ltd.	53	978
Yaskawa Electric Corp.	45	1,881
Yokogawa Electric Corp.	44	840
Zensho Holdings Co. Ltd.	17	910
ZOZO, Inc.	26	591

		688,475

Jordan — 0.0% (g)
Hikma Pharmaceuticals plc	187	4,265

Luxembourg — 0.2%
ArcelorMittal SA	928	26,324
Eurofins Scientific SE	31	2,031
Tenaris SA	108	1,881

		30,236

Netherlands — 9.2%
ABN AMRO Bank NV, CVA (e)	554	8,335
Adyen NV (a) (e)	25	32,753
Aegon Ltd.	3,557	20,682
Akzo Nobel NV	310	25,637
Argenx SE (a)	14	5,201
ASM International NV	115	59,778
ASML Holding NV	987	745,173
ASR Nederland NV	348	16,418
BE Semiconductor Industries NV	189	28,462
Euronext NV (e)	100	8,656
EXOR NV	109	10,902
Heineken Holding NV	409	34,625
Heineken NV	908	92,235
IMCD NV	42	7,230
ING Groep NV	4,224	63,342
JDE Peet’s NV	23	606
Koninklijke Ahold Delhaize NV	223	6,424
Koninklijke KPN NV	791	2,725
Koninklijke Philips NV	181	4,238
NN Group NV	594	23,462
OCI NV	192	5,560
Prosus NV (a)	339	10,102
QIAGEN NV (a)	54	2,339
Randstad NV	82	5,115
Stellantis NV	511	11,980
Universal Music Group NV	190	5,435
Wolters Kluwer NV	183	25,987

		1,263,402

Norway — 0.7%
Adevinta ASA, Class B (a)	79	870
Aker BP ASA	73	2,122
DNB Bank ASA	1,082	22,995
Equinor ASA	742	23,512
Gjensidige Forsikring ASA	439	8,097
Kongsberg Gruppen ASA	66	3,043

SECURITY DESCRIPTION	SHARES	VALUE ($)

Norway — continued
Mowi ASA	106	1,895
Norsk Hydro ASA	2,400	16,129
Orkla ASA	159	1,236
Salmar ASA	16	914
Telenor ASA	145	1,660
Yara International ASA	300	10,661

		93,134

Portugal — 0.1%
EDP—Energias de Portugal SA	2,195	11,049
Galp Energia SGPS SA	380	5,587
Jeronimo Martins SGPS SA	64	1,630

		18,266

Spain — 2.3%
Acciona SA	18	2,587
ACS Actividades de Construccion y Servicios SA	155	6,882
Aena SME SA (e)	56	10,127
Amadeus IT Group SA	104	7,485
Banco Bilbao Vizcaya Argentaria SA	6,975	63,573
Banco Santander SA	18,914	79,110
CaixaBank SA	4,831	19,896
Cellnex Telecom SA (e)	132	5,181
Corp. ACCIONA Energias Renovables SA	47	1,468
EDP Renovaveis SA	213	4,358
Enagas SA	100	1,682
Endesa SA	231	4,721
Ferrovial SE	380	13,876
Grifols SA (a)	69	1,173
Iberdrola SA	4,207	55,182
Industria de Diseno Textil SA	252	11,005
Naturgy Energy Group SA	92	2,759
Redeia Corp. SA	224	3,692
Repsol SA	1,060	15,731
Telefonica SA	1,119	4,376

		314,864

Sweden — 2.9%
Alfa Laval AB	212	8,507
Assa Abloy AB, Class B	734	21,194
Atlas Copco AB, Class A	1,972	34,022
Atlas Copco AB, Class B	1,144	17,007
Beijer Ref AB, Class B	284	3,821
Boliden AB	495	15,480
Epiroc AB, Class A	471	9,481
Epiroc AB, Class B	300	5,259
EQT AB	415	11,743
Essity AB, Class B	139	3,451
Evolution AB (e)	42	5,005
Fastighets AB Balder, Class B (a)	151	1,075
Getinge AB, Class B	53	1,173
H & M Hennes & Mauritz AB, Class B	148	2,591
Hexagon AB, Class B	478	5,738
Holmen AB, Class B	137	5,808

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	57

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Sweden — continued
Husqvarna AB, Class B	260	2,152
Industrivarden AB, Class A	155	5,060
Industrivarden AB, Class C	169	5,511
Indutrade AB	201	5,245
Investment AB Latour, Class B	109	2,851
Investor AB, Class B	2,023	46,909
L E Lundbergforetagen AB, Class B	88	4,812
Lifco AB, Class B	172	4,236
Nibe Industrier AB, Class B	1,113	7,819
Saab AB, Class B	59	3,586
Sagax AB, Class B	47	1,295
Sandvik AB	780	16,942
Securitas AB, Class B	362	3,558
Skandinaviska Enskilda Banken AB, Class A	1,857	25,679
Skanska AB, Class B	249	4,536
SKF AB, Class B	253	5,088
Svenska Cellulosa AB SCA, Class B	1,096	16,424
Svenska Handelsbanken AB, Class A	1,701	18,497
Swedbank AB, Class A	994	20,108
Swedish Orphan Biovitrum AB (a)	44	1,159
Tele2 AB, Class B	124	1,063
Telefonaktiebolaget LM Ericsson, Class B	683	4,301
Telia Co. AB	540	1,375
Volvo AB, Class A	132	3,493
Volvo AB, Class B	1,127	29,276
Volvo Car AB, Class B (a)	139	449

		392,779

Switzerland — 16.3%
ABB Ltd. (Registered)	1,175	52,179
Adecco Group AG (Registered)	117	5,749
Alcon, Inc.	116	9,041
Avolta AG (a)	23	888
Bachem Holding AG, Class B	8	604
Baloise Holding AG (Registered)	100	15,754
Banque Cantonale Vaudoise (Registered)	35	4,524
Barry Callebaut AG (Registered)	7	11,794
BKW AG	15	2,601
Chocoladefabriken Lindt & Spruengli AG	2	22,339
Chocoladefabriken Lindt & Spruengli AG (Registered)	— (h)	26,690
Cie Financiere Richemont SA, Class A (Registered)	571	78,846
Clariant AG (Registered) (a)	390	5,756
Coca-Cola HBC AG (a)	745	21,873
DSM-Firmenich AG	337	34,262
EMS-Chemie Holding AG (Registered)	13	10,353
Geberit AG (Registered)	25	15,746
Givaudan SA (Registered)	17	69,420
Glencore plc	21,326	128,189
Helvetia Holding AG (Registered)	82	11,242
Holcim AG (a)	945	74,185
Julius Baer Group Ltd.	240	13,488

SECURITY DESCRIPTION	SHARES	VALUE ($)

Switzerland — continued
Kuehne + Nagel International AG (Registered)	40	13,762
Logitech International SA (Registered)	38	3,621
Lonza Group AG (Registered)	17	7,261
Nestle SA (Registered)	5,225	605,628
Novartis AG (Registered)	1,862	188,106
Partners Group Holding AG	27	38,342
Roche Holding AG	667	194,603
Sandoz Group AG (a)	373	12,002
Schindler Holding AG	30	7,606
Schindler Holding AG (Registered)	17	3,947
SGS SA (Registered)	110	9,470
SIG Group AG (a)	553	12,746
Sika AG (Registered)	277	90,183
Sonova Holding AG (Registered)	12	3,874
Straumann Holding AG (Registered)	26	4,141
Swatch Group AG (The)	32	8,725
Swatch Group AG (The) (Registered)	56	2,931
Swiss Life Holding AG (Registered)	65	44,949
Swiss Prime Site AG (Registered)	18	1,925
Swiss Re AG	662	74,447
Swisscom AG (Registered)	6	3,612
Temenos AG (Registered)	14	1,342
UBS Group AG (Registered)	3,841	119,297
VAT Group AG (e)	20	10,021
Zurich Insurance Group AG	321	167,868

		2,245,932

Taiwan — 1.9%
Alchip Technologies Ltd.	31	3,326
ASE Technology Holding Co. Ltd.	1,287	5,640
eMemory Technology, Inc.	27	2,147
Global Unichip Corp.	37	2,091
Globalwafers Co. Ltd.	91	1,737
MediaTek, Inc.	638	21,067
Nanya Technology Corp.	521	1,322
Novatek Microelectronics Corp.	243	4,087
Powerchip Semiconductor Manufacturing Corp.	1,282	1,228
Realtek Semiconductor Corp.	205	3,144
Taiwan Semiconductor Manufacturing Co. Ltd.	10,349	198,406
United Microelectronics Corp.	4,727	8,054
Vanguard International Semiconductor Corp.	379	1,005
Winbond Electronics Corp.	1,317	1,304

		254,558

United Arab Emirates — 0.0%
NMC Health plc (a) (bb) (cc)	116	—

United Kingdom — 17.7%
3i Group plc	1,355	41,700
abrdn plc	2,619	5,954
Admiral Group plc	630	21,541

SEE NOTES TO FINANCIAL STATEMENTS.

58	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
United Kingdom — continued
Anglo American plc	2,589	64,790
Ashtead Group plc	420	29,184
Associated British Foods plc	157	4,739
AstraZeneca plc	1,756	236,818
Auto Trader Group plc (e)	419	3,845
Aviva plc	6,621	36,638
BAE Systems plc	2,921	41,351
Barclays plc	21,026	41,171
Barratt Developments plc	447	3,203
Berkeley Group Holdings plc	48	2,865
BP plc	17,814	105,603
British American Tobacco plc	967	28,282
BT Group plc, Class A	2,948	4,646
Bunzl plc	324	13,156
Burberry Group plc	477	8,610
Centrica plc	2,471	4,431
Coca-Cola Europacific Partners plc	651	43,425
Compass Group plc	780	21,339
Croda International plc	285	18,318
Diageo plc	7,586	275,343
Endeavour Mining plc	375	8,400
Entain plc	292	3,688
GSK plc	4,639	85,671
Haleon plc	2,521	10,321
Halma plc	173	5,033
Hargreaves Lansdown plc	499	4,660
HSBC Holdings plc	27,122	219,418
Imperial Brands plc	387	8,922
Informa plc	630	6,262
InterContinental Hotels Group plc	75	6,783
Intertek Group plc	155	8,377
J Sainsbury plc	748	2,883
JD Sports Fashion plc	1,169	2,467
Kingfisher plc	853	2,644
Land Securities Group plc	319	2,864
Legal & General Group plc	14,455	46,195
Lloyds Banking Group plc	88,451	53,649
London Stock Exchange Group plc	580	68,526
M&G plc	3,113	8,811
Melrose Industries plc	1,296	9,366
Mondi plc	990	19,371
National Grid plc	1,678	22,605
NatWest Group plc	8,019	22,335
Next plc	55	5,670
Ocado Group plc (a)	261	2,524
Pearson plc	293	3,596
Persimmon plc	144	2,547
Phoenix Group Holdings plc	1,813	12,346
Reckitt Benckiser Group plc	326	22,529
RELX plc	1,811	71,858
Rentokil Initial plc	2,418	13,629
Rio Tinto plc	2,294	170,632
Rolls-Royce Holdings plc (a)	8,072	30,791
Sage Group plc (The)	467	6,975
Schroders plc	1,119	6,118

SECURITY DESCRIPTION	SHARES		VALUE ($)

United Kingdom — continued
Segro plc		531	5,986
Severn Trent plc		123	4,045
Shell plc		6,907	226,097
Smith & Nephew plc		398	5,466
Smiths Group plc		334	7,504
Spirax-Sarco Engineering plc		71	9,448
SSE plc		497	11,730
St James’s Place plc		761	6,623
Standard Chartered plc		3,190	27,070
Taylor Wimpey plc		1,593	2,983
Tesco plc		3,233	11,978
Unilever plc		1,138	55,073
United Utilities Group plc		312	4,208
Vodafone Group plc		10,471	9,145
Whitbread plc		88	4,112
Wise plc, Class A (a)		858	9,546
WPP plc		490	4,685

			2,441,117

United States — 0.0% (g)
Parade Technologies Ltd.		32	1,247

Total Common Stocks (Cost $11,451,743)			13,525,494

Preferred Stocks — 0.1%
Germany — 0.1%
Bayerische Motoren Werke AG		16	1,623
Dr Ing hc F Porsche AG (e)		26	2,307
Henkel AG & Co. KGaA		37	2,949
Porsche Automobil Holding SE		36	1,861
Sartorius AG		6	2,206
Volkswagen AG		44	5,468

Total Preferred Stocks (Cost $14,745)			16,414

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 1.0%
Time Deposits — 1.0%
Australia & New Zealand Banking Group Ltd., 4.68%, 01/02/2024		78	78
BNP Paribas SA, 0.55%, 01/03/2024	CHF	8,007	9,520
Brown Brothers Harriman, 2.13%, 01/02/2024	DKK	10,571	1,565
3.19%, 01/02/2024	NOK	13,411	1,320
4.16%, 01/02/2024	GBP	3,027	3,859
Citibank NA, 2.71%, 01/02/2024	EUR	6,944	7,666
4.68%, 01/02/2024		11,264	11,264
Royal Bank of Canada, 2.71%, 01/02/2024	EUR	52,085	57,500
4.16%, 01/02/2024	GBP	24,628	31,392
4.68%, 01/02/2024		2,771	2,771

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	59

Six Circles International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)		VALUE ($)
Short-Term Investments — continued
Time Deposits — continued
Skandinaviska Enskilda Banken AB, (1.49%), 01/02/2024	SEK	7,850	778
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2024	JPY	133,157	944
4.68%, 01/02/2024		5,367	5,367
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024		2,932	2,932

Total Short-Term Investments (Cost $136,956)			136,956

Total Investments — 99.4% (Cost—$11,603,444)			13,678,864

Other Assets in Excess of Liabilities — 0.6%			85,565

NET ASSETS — 100.0%			$13,764,429

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro STOXX 50 Index	2,018	03/2024	EUR	101,632	(424)
FTSE 100 Index	345	03/2024	GBP	33,667	443
TOPIX Index	13	03/2024	JPY	2,167	14
SGX FTSE Taiwan Index	25	01/2024	USD	1,523	28

Total unrealized appreciation (depreciation)					61

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	2,343	EUR	2,516	Morgan Stanley & Co.	01/05/2024	8
CHF	1,320	EUR	1,421	UBS AG LONDON	01/05/2024	— (h)

Total unrealized appreciation						8

EUR	2,516	CHF	2,343	Morgan Stanley & Co.	01/03/2024	(8)
EUR	1,421	CHF	1,320	UBS AG LONDON	01/04/2024	(—) (h)
EUR	4,850	CHF	4,541	Goldman Sachs International	01/05/2024	(46)
EUR	106	USD	117	Citibank, NA	01/05/2024	(—) (h)
EUR	1,757	USD	1,952	Deutsche Bank AG	01/05/2024	(12)
EUR	11	USD	12	Morgan Stanley & Co.	01/05/2024	(—) (h)
EUR	723	USD	800	Morgan Stanley & Co.	01/05/2024	(2)

Total unrealized depreciation						(68)

Net unrealized appreciation (depreciation)						(60)

SEE NOTES TO FINANCIAL STATEMENTS.

60	SIX CIRCLES TRUST	DECEMBER 31, 2023

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

CVA	— Dutch Certification
OYJ	— Public Limited Company
REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2023

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.7%

Semiconductors	9.8%

Banks	9.4%

Insurance	9.2%

Beverages	6.1%

Food	5.4%

Software	4.9%

Chemicals	4.5%

Oil & Gas	4.1%

Mining	3.1%

Apparel	3.0%

Building Materials	2.7%

Commercial Services	2.1%

Electric	1.8%

Aerospace/Defense	1.7%

Diversified Financial Services	1.4%

Retail	1.2%

Auto Manufacturers	1.2%

Others (Each less than 1.0%)	14.7%

Short-Term Investments	1.0%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	61

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — 108.3%
Asset-Backed Securities — 0.6%
American Express Credit Account Master Trust, Series 2023-1, Class A, 4.87%, 05/15/2028		2,200	2,217
Anchorage Capital CLO 11 Ltd., (Cayman Islands), Series 2019-11A, Class AR, (CME Term SOFR 3 Month + 1.40%), 6.81%, 07/22/2032 (e) (aa)		1,900	1,891
ARES L CLO Ltd., (Cayman Islands), Series 2018-50A, Class AR, (CME Term SOFR 3 Month + 1.31%), 6.71%, 01/15/2032 (e) (aa)		3,300	3,298
Atlas Senior Loan Fund Ltd., (Cayman Islands), Series 2017-8A, Class A, (CME Term SOFR 3 Month + 1.41%), 6.81%, 01/16/2030 (e) (aa)		2,431	2,425
Benefit Street Partners CLO XVII Ltd., (Cayman Islands), Series 2019-17A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.74%, 07/15/2032 (e) (aa)		4,300	4,276
CARLYLE US CLO 2017-1 Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (CME Term SOFR 3 Month + 1.26%), 6.68%, 04/20/2031 (e) (aa)		1,728	1,728
CIFC Funding Ltd., (Cayman Islands), Series 2017-4A, Class A1R, (CME Term SOFR 3 Month + 1.21%), 6.61%, 10/24/2030 (e) (aa)		2,700	2,695
Crestline Denali CLO XV Ltd., (Cayman Islands), Series 2017-1A, Class AR, (CME Term SOFR 3 Month + 1.29%), 6.71%, 04/20/2030 (e) (aa)		3,516	3,509
Dryden 27 R Euro CLO 2017 DAC, (Ireland), Series 2017-27A, Class AR, (ICE LIBOR EUR 3 Month + 0.66%), 4.60%, 04/15/2033 (e) (aa)	EUR	7,561	8,204
Dryden Senior Loan Fund, (Cayman Islands), Series 2014-36A, Class AR3, (CME Term SOFR 3 Month + 1.28%), 6.68%, 04/15/2029 (e) (aa)		4,295	4,285
Ford Credit Auto Owner Trust, Series 2020-B, Class A4, 0.79%, 11/15/2025		459	455
Generate CLO 3 Ltd., (Cayman Islands), Series 3A, Class A2R, (CME Term SOFR 3 Month + 1.83%), 0.00%, 10/20/2036 (e) (aa)		2,400	2,400
GM Financial Consumer Automobile Receivables Trust,
Series 2020-2, Class A4, 1.74%, 08/18/2025		312	311
Series 2023-1, Class A3, 4.66%, 02/16/2028		1,850	1,844
Series 2023-1, Class A4, 4.59%, 07/17/2028		230	229

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Asset-Backed Securities — continued
KKR CLO Trust, (Cayman Islands), Series 39A, Class A, (CME Term SOFR 3 Month + 1.45%), 6.85%, 10/15/2034 (e) (aa)	600	600
Madison Park Funding XXVI Ltd., (Cayman Islands), Series 2017-26A, Class AR, (CME Term SOFR 3 Month + 1.46%), 6.85%, 07/29/2030 (e) (aa)	2,276	2,276
Magnetite XVIII Ltd., (Cayman Islands), Series 2016-18A, Class AR2, (CME Term SOFR 3 Month + 1.14%), 6.52%, 11/15/2028 (e) (aa)	4,122	4,118
Marathon CLO IX Ltd., (Cayman Islands), Series 2017-9A, Class A1AR, (CME Term SOFR 3 Month + 1.41%), 6.81%, 04/15/2029 (e) (aa)	103	103
Marble Point CLO X Ltd., (Cayman Islands), Series 2017-1A, Class AR, (CME Term SOFR 3 Month + 1.30%), 6.70%, 10/15/2030 (e) (aa)	1,250	1,249
Mountain View CLO 2017-1 LLC, (Cayman Islands),
Series 2017-1A, Class AR, (CME Term SOFR 3 Month + 1.35%), 6.75%, 10/16/2029 (e) (aa)	695	695
Series 2017-2A, Class AR, (CME Term SOFR 3 Month + 1.30%), 6.70%, 01/16/2031 (e) (aa)	2,511	2,507
OCP CLO 2017-14 Ltd., (Cayman Islands), Series 2017-14A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.78%, 11/20/2030 (e) (aa)	4,121	4,114
Palmer Square CLO 2022-1 Ltd., (Cayman Islands), Series 2022-1A, Class A, (CME Term SOFR 3 Month + 1.32%), 6.74%, 04/20/2035 (e) (aa)	600	596
Venture 33 CLO Ltd., (Cayman Islands), Series 2018-33A, Class A1LR, (CME Term SOFR 3 Month + 1.32%), 6.72%, 07/15/2031 (e) (aa)	689	689
Vibrant CLO VI Ltd., (Cayman Islands), Series 2017-6A, Class AR, (CME Term SOFR 3 Month + 1.21%), 6.58%, 06/20/2029 (e) (aa)	630	629
Voya CLO 2017-1 Ltd., (Cayman Islands), Series 2017-1A, Class A1R, (CME Term SOFR 3 Month + 1.21%), 6.61%, 04/17/2030 (e) (aa)	3,569	3,562
Wellfleet CLO 2015-1 Ltd., (Cayman Islands), Series 2015-1A, Class AR4, (CME Term SOFR 3 Month + 1.15%), 6.57%, 07/20/2029 (e) (aa)	392	391

Total Asset-Backed Securities (Cost $62,318)		61,296

SEE NOTES TO FINANCIAL STATEMENTS.

62	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — 2.3%
Citigroup Mortgage Loan Trust,
Series 2021-INV1, Class A3A, 2.50%, 05/25/2051 (e) (z)	5,746	4,710
Series 2021-INV3, Class A11, (United States 30 Day Average SOFR + 0.85%), 5.00%, 05/25/2051 (e) (aa)	415	382
FHLMC REMICS,
Series 3404, Class SA, IF, IO, (5.89% - United States 30 Day Average SOFR), 0.55%, 01/15/2038 (aa)	1,091	99
Series 3680, Class SA, IF, IO, (4.89% - United States 30 Day Average SOFR), 0.00%, 06/15/2040 (aa)	2,096	115
Series 4023, Class S, IF, IO, (6.14% - United States 30 Day Average SOFR), 0.80%, 03/15/2042 (aa)	1,012	92
Series 4056, Class GS, IF, IO, (6.54% - United States 30 Day Average SOFR), 1.20%, 12/15/2041 (aa)	453	41
Series 4134, Class PI, IO, 3.00%, 11/15/2042	442	49
Series 4147, Class JI, IO, 3.50%, 12/15/2032	4,096	347
Series 4165, Class TI, IO, 3.00%, 12/15/2042	459	30
Series 4479, Class AI, IO, 3.50%, 09/15/2025	2,151	42
Series 4598, Class IK, IO, 3.50%, 03/15/2046	583	100
Series 4710, Class EI, IO, 3.50%, 11/15/2031	2,913	203
Series 4751, Class EF, (United States 30 Day Average SOFR + 0.36%), 5.70%, 05/15/2041 (aa)	2,577	2,497
Series 4764, Class WF, (United States 30 Day Average SOFR + 0.41%), 5.75%, 02/15/2048 (aa)	4,586	4,414
Series 4790, Class F, (United States 30 Day Average SOFR + 0.30%), 5.64%, 10/15/2043 (aa)	1,756	1,711
Series 4825, Class SE, IF, IO, (6.09% - United States 30 Day Average SOFR), 0.75%, 09/15/2048 (aa)	3,962	500
Series 4830, Class IL, IO, 4.50%, 04/15/2048	1,673	317
Series 4888, Class IB, IO, 4.00%, 03/15/2047	322	49
Series 4930, Class IP, IO, 3.50%, 09/25/2048	5,124	608
Series 4990, Class MI, IO, 4.00%, 07/25/2050	4,125	927

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued
Series 5003, Class AS, IF, IO, (5.99% - United States 30 Day Average SOFR), 0.65%, 08/25/2050 (aa)	6,971	978
Series 5013, Class IQ, IO, 3.50%, 09/25/2050	4,954	769
Series 5016, Class PI, IO, 3.00%, 09/25/2050	10,615	1,710
Series 5023, Class BI, IO, 2.00%, 10/25/2050	21,687	2,559
Series 5034, Class MI, IO, 2.00%, 11/25/2050	1,928	238
Series 5034, Class YI, IO, 4.00%, 11/25/2050	2,655	482
Series 5045, Class DI, IO, 2.50%, 11/25/2050	2,738	372
Series 5047, Class CI, IO, 2.00%, 12/25/2050	1,694	217
Series 5056, Class PI, IO, 2.50%, 12/25/2050	8,304	1,020
Series 5062, Class EI, IO, 2.00%, 01/25/2051	3,640	470
Series 5065, Class IG, IO, 3.00%, 01/25/2051	3,197	468
Series 5069, Class DI, IO, 3.50%, 02/25/2041	1,271	155
Series 5069, Class LI, IO, 2.50%, 02/25/2051	14,458	2,021
Series 5071, Class IN, IO, 4.00%, 08/25/2050	5,378	1,167
Series 5081, Class EI, IO, 2.50%, 03/25/2051	20,105	2,901
Series 5087, Class IL, IO, 3.00%, 03/25/2051	1,942	294
Series 5109, Class IE, IO, 2.50%, 05/25/2051	1,007	139
Series 5124, Class LI, IO, 4.50%, 07/25/2051	11,229	2,424
Series 5157, Class IA, IO, 3.00%, 10/25/2051	48,683	7,731
Series 5202, Class UI, IO, 3.50%, 01/25/2052	4,132	714
Series 5210, Class AI, IO, 3.50%, 01/25/2042	4,080	534
Series 5227, Class EI, IO, 4.00%, 04/25/2050	4,339	445
FHLMC STRIPs, Series 365, Class C2, IO, 4.00%, 06/15/2049	3,802	699
FNMA Interest Strip,
Series 413, Class C32, IO, 4.00%, 01/25/2039	1,367	216
Series 427, Class C77, IO, 2.50%, 09/25/2051	45,728	6,559
Series 429, Class 161, IO, 2.00%, 03/25/2051	2,982	272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	63

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
Series 429, Class 162, IO, 2.00%, 03/25/2051	2,323	212
Series 429, Class 163, IO, 2.00%, 02/25/2051	550	51
Series 429, Class 164, IO, 2.00%, 03/25/2051	1,021	93
FNMA Interest STRIP,
Series 379, Class S56, IF, IO, (7.79% -United States 30 Day Average SOFR), 2.45%, 05/25/2037 (aa)	356	49
Series 405, Class 1, PO, Zero Coupon, 10/25/2040	290	227
Series 406, Class 23, IO, 6.00%, 11/25/2040 (z)	135	30
FNMA REMICS,
Series 2007-30, Class JS, IF, IO, (6.33% - United States 30 Day Average SOFR), 0.99%, 04/25/2037 (aa)	1,489	154
Series 2012-53, Class IO, IO, 3.50%, 05/25/2027	336	11
Series 2012-98, Class JI, IO, 3.00%, 04/25/2027	461	5
Series 2012-135, Class SB, IF, IO, (5.99% - United States 30 Day Average SOFR), 0.65%, 12/25/2042 (aa)	917	105
Series 2013-30, Class CA, 1.50%, 04/25/2043	1,186	991
Series 2013-109, Class BO, PO, Zero Coupon, 07/25/2043	411	245
Series 2014-34, Class US, IF, (8.37% - United States 30 Day Average SOFR), 0.00%, 06/25/2044 (aa)	67	56
Series 2014-47, Class FB, (United States 30 Day Average SOFR + 0.46%), 5.62%, 08/25/2054 (aa)	2,575	2,513
Series 2016-26, Class SY, IF, (6.77% - United States 30 Day Average SOFR), 0.00%, 11/25/2042 (aa)	514	333
Series 2016-40, Class EF, (United States 30 Day Average SOFR + 0.56%), 5.37%, 07/25/2046 (aa)	655	651
Series 2016-63, Class AS, IF, IO, (5.89% - United States 30 Day Average SOFR), 0.55%, 09/25/2046 (aa)	1,488	182
Series 2016-71, Class NI, IO, 3.50%, 04/25/2046	752	96
Series 2017-97, Class BF, (United States 30 Day Average SOFR + 0.41%), 5.75%, 12/25/2047 (aa)	4,553	4,403

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued
Series 2018-67, Class HF, (United States 30 Day Average SOFR + 0.41%), 5.75%, 09/25/2048 (aa)	2,417	2,332
Series 2018-67, Class SH, IF, IO, (6.09% - United States 30 Day Average SOFR), 0.75%, 09/25/2048 (aa)	3,032	361
Series 2018-77, Class PF, (United States 30 Day Average SOFR + 0.41%), 5.75%, 10/25/2048 (aa)	1,955	1,885
Series 2019-48, Class IB, IO, 0.66%, 06/25/2039 (z)	20,551	418
Series 2019-68, Class US, IF, IO, (5.89% - United States 30 Day Average SOFR), 0.55%, 11/25/2049 (aa)	6,005	751
Series 2019-78, Class DI, IO, 4.50%, 11/25/2049	591	89
Series 2020-42, Class CI, IO, 3.00%, 06/25/2050	12,224	1,899
Series 2020-60, Class BI, IO, 3.50%, 09/25/2050	11,047	2,012
Series 2020-68, Class CI, IO, 3.00%, 10/25/2050	8,370	1,383
Series 2020-74, Class PI, IO, 2.00%, 12/25/2049	10,149	1,037
Series 2020-86, Class PI, IO, 2.50%, 12/25/2050	3,215	489
Series 2020-89, Class IM, IO, 2.00%, 12/25/2050	9,609	1,192
Series 2020-89, Class LI, IO, 3.00%, 12/25/2050	11,126	1,835
Series 2020-99, Class IQ, IO, 3.00%, 01/25/2051	920	162
Series 2021-3, Class TI, IO, 2.50%, 02/25/2051	2,569	413
Series 2021-8, Class YF, (United States 30 Day Average SOFR + 0.20%), 5.47%, 03/25/2061 (aa)	8,700	8,472
Series 2021-47, Class PI, IO, 2.50%, 07/25/2051	645	81
Series 2022-52, Class IH, IO, 3.00%, 03/25/2051	10,754	1,991
GNMA,
Series 2015-H03, Class FA, (CME Term SOFR 1 Month + 0.61%), 5.94%, 12/20/2064 (aa)	35	35
Series 2015-H33, Class FA, (CME Term SOFR 1 Month + 0.77%), 6.10%, 12/20/2065 (aa)	8,572	8,504
Series 2017-H03, Class HA, 3.00%, 01/20/2067	4,055	3,921

SEE NOTES TO FINANCIAL STATEMENTS.

64	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Collateralized Mortgage Obligations — continued
Series 2019-65, Class ID, IO, 4.00%, 02/20/2049	1,355	174
Series 2019-H08, Class FE, (CME Term SOFR 1 Month + 0.76%), 6.09%, 01/20/2069 (aa)	4,024	3,936
Series 2019-H16, Class FD, (CME Term SOFR 1 Month + 0.91%), 6.24%, 10/20/2069 (aa)	2,274	2,266
Series 2020-142, Class LI, IO, 2.50%, 09/20/2050	10,660	1,415
Series 2020-142, Class MT, IF, IO, (6.04% - CME Term SOFR 1 Month), 0.05%, 07/20/2047 (aa)	12,819	23
Series 2020-142, Class TN, IF, IO, (6.09% - CME Term SOFR 1 Month), 0.10%, 09/20/2047 (aa)	17,049	69
Series 2020-H12, Class F, (CME Term SOFR 1 Month + 0.61%), 5.94%, 07/20/2070 (aa)	587	571
Series 2020-H13, Class FA, (CME Term SOFR 1 Month + 0.56%), 5.89%, 07/20/2070 (aa)	8,115	7,857
Series 2020-H14, Class FH, (CME Term SOFR 1 Month + 1.36%), 6.69%, 08/20/2070 (aa)	6,670	6,774
Series 2020-H15, Class FH, (CME Term SOFR 1 Month + 1.16%), 6.49%, 07/20/2070 (aa)	2,752	2,734
Series 2020-H15, Class FK, (CME Term SOFR 1 Month + 1.36%), 6.69%, 04/20/2070 (aa)	4,892	4,895
Series 2020-H16, Class FN, (CME Term SOFR 1 Month + 1.36%), 6.69%, 09/20/2070 (aa)	1,823	1,851
Series 2021-23, Class GI, IO, 2.00%, 02/20/2051	11,400	1,226
Series 2021-122, Class IT, IO, 2.50%, 07/20/2051	11,631	1,567
Series 2021-206, Class IG, IO, 2.50%, 09/20/2051	10,076	1,168
Series 2021-223, Class QI, IO, 2.50%, 10/20/2051	10,591	1,143
Series 2021-H03, Class ML, 7.54%, 01/20/2071 (z)	8,637	8,771
Series 2021-H05, Class FJ, (United States 30 Day Average SOFR + 0.75%), 6.09%, 03/20/2071 (aa)	301	296
Series 2021-H12, Class DF, (United States 30 Day Average SOFR + 1.50%), 6.84%, 08/20/2071 (aa)	2,006	2,016
Series 2021-H14, Class HF, (United States 30 Day Average SOFR + 1.50%), 6.84%, 09/20/2071 (aa)	7,840	7,981

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Collateralized Mortgage Obligations — continued
Series 2021-H16, Class F, (United States 30 Day Average SOFR + 1.50%), 6.84%, 09/20/2071 (aa)	9,609	9,805
Series 2022-H09, Class FA, (United States 30 Day Average SOFR + 0.67%), 6.01%, 04/20/2072 (aa)	556	539
Series 2023-H02, Class FA, (United States 30 Day Average SOFR + 0.90%), 6.24%, 01/20/2073 (aa)	2,952	2,935
Series 2023-H02, Class FL, (United States 30 Day Average SOFR + 0.90%), 6.24%, 01/20/2073 (aa)	8,563	8,515
Series 2023-H02, Class JF, (United States 30 Day Average SOFR + 0.90%), 6.24%, 01/20/2073 (aa)	6,610	6,572
Series 2023-H03, Class FA, (United States 30 Day Average SOFR + 0.87%), 6.21%, 02/20/2073 (aa)	11,789	11,700
Series 2023-H09, Class FA, (United States 30 Day Average SOFR + 0.80%), 6.14%, 04/20/2073 (aa)	1,994	1,970
Series 2023-H11, Class FC, (United States 30 Day Average SOFR + 1.10%), 6.44%, 05/20/2073 (aa)	8,739	8,712
Series 2023-H11, Class FD, (United States 30 Day Average SOFR + 1.15%), 6.49%, 05/20/2073 (aa)	1,496	1,498
Series 2023-H15, Class FB, (United States 30 Day Average SOFR + 1.00%), 6.34%, 03/20/2073 (aa)	2,004	1,974
Series 2023-H27, Class FD, (United States 30 Day Average SOFR + 1.10%), 6.44%, 11/20/2073 (aa)	5,022	5,055
GS Mortgage-Backed Securities Trust, Series 2021-GR2, Class A2, 2.50%, 02/25/2052 (e) (z)	1,071	876
IMS Ecuadorian Mortgage Trust, Series 2021-1, Class GA, 3.40%, 08/18/2043 (e)	1,840	1,710
MFA Trust, Series 2020-NQM2, Class A1, 1.38%, 04/25/2065 (e) (z)	2,918	2,689
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-6, Class A6, (United States 30 Day Average SOFR + 0.85%), 5.00%, 09/25/2051 (e) (aa)	1,818	1,674
OBX Trust, Series 2021-INV2, Class A11, (United States 30 Day Average SOFR + 0.90%), 5.00%, 10/25/2051 (e) (aa)	424	390
PMT Loan Trust,
Series 2021-INV1, Class A11, (United States 30 Day Average SOFR + 0.90%), 5.00%, 07/25/2051 (e) (aa)	8,439	7,782
Series 2021-INV1, Class A3, 2.50%, 07/25/2051 (e) (z)	4,011	3,287

Total Collateralized Mortgage Obligations (Cost $254,904)		236,872

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	65

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Commercial Mortgage-Backed Securities — 0.5%
AREIT LLC, (Bermuda), Series 2023-CRE8, Class A, (CME Term SOFR 1 Month + 2.11%), 7.47%, 02/17/2028 (e) (aa)	1,700	1,681
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class ASB, 3.43%, 09/15/2048	244	239
BANK,
Series 2017-BNK7, Class AS, 3.75%, 09/15/2060	750	696
Series 2018-BN13, Class A5, 4.22%, 08/15/2061 (z)	500	480
Series 2018-BN15, Class A4, 4.41%, 11/15/2061 (z)	1,235	1,200
Barclays Commercial Mortgage Trust,
Series 2019-C5, Class A4, 3.06%, 11/15/2052	1,000	900
Series 2019-C5, Class ASB, 2.99%, 11/15/2052	500	474
BBCMS Mortgage Trust,
Series 2020-C6, Class ASB, 2.60%, 02/15/2053	600	555
Series 2020-C7, Class A5, 2.04%, 04/15/2053	210	177
BCP Trust, Series 2021-330N, Class A, (CME Term SOFR 1 Month + 0.91%), 6.28%, 06/15/2038 (e) (aa)	2,800	2,512
Benchmark Mortgage Trust,
Series 2020-B16, Class AM, 2.94%, 02/15/2053 (z)	350	296
Series 2020-B17, Class A5, 2.29%, 03/15/2053	500	417
Series 2020-B20, Class A5, 2.03%, 10/15/2053	750	594
BWAY Mortgage Trust, Series 2021-1450, Class A, (CME Term SOFR 1 Month + 1.36%), 6.73%, 09/15/2036 (e) (aa)	4,600	4,287
BX Commercial Mortgage Trust, Series 2021-21M, Class A, (CME Term SOFR 1 Month + 0.84%), 6.21%, 10/15/2036 (e) (aa)	2,025	1,985
CD Mortgage Trust, Series 2017-CD5, Class AAB, 3.22%, 08/15/2050	717	692
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 08/15/2050	1,100	1,029
Citigroup Commercial Mortgage Trust,
Series 2014-GC23, Class AS, 3.86%, 07/10/2047	250	241
Series 2014-GC25, Class A4, 3.64%, 10/10/2047	500	490
Series 2015-GC33, Class AS, 4.11%, 09/10/2058	500	463

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Commercial Mortgage-Backed Securities — continued
Series 2019-GC41, Class AS, 3.02%, 08/10/2056	250	214
COMM Mortgage Trust, Series 2016-CR28, Class ASB, 3.53%, 02/10/2049	199	195
CSAIL Commercial Mortgage Trust, Series 2016-C7, Class ASB, 3.31%, 11/15/2049	182	178
CSMC, Series 2020-FACT, Class A, (CME Term SOFR 1 Month + 1.71%), 7.08%, 10/15/2037 (e) (aa)	2,100	2,016
FHLMC Multifamily Structured Pass Through Certificates,
Series K047, Class A2, 3.33%, 05/25/2025 (z)	1,000	979
Series K049, Class A2, 3.01%, 07/25/2025	250	243
Series K057, Class A2, 2.57%, 07/25/2026	850	812
Series K063, Class A2, 3.43%, 01/25/2027 (z)	1,000	972
Series K071, Class A2, 3.29%, 11/25/2027	500	481
Series K073, Class A2, 3.35%, 01/25/2028	1,000	963
Series K075, Class A2, 3.65%, 02/25/2028 (z)	500	487
Series K094, Class A2, 2.90%, 06/25/2029	112	104
Series K103, Class A2, 2.65%, 11/25/2029	500	456
Series K108, Class A2, 1.52%, 03/25/2030	304	258
Series K117, Class A2, 1.41%, 08/25/2030	1,500	1,246
Series K118, Class A2, 1.49%, 09/25/2030	500	417
Series K725, Class A2, 3.00%, 01/25/2024	104	104
Series K726, Class A2, 2.91%, 04/25/2024	525	520
Series K729, Class A2, 3.14%, 10/25/2024	200	197
Series K737, Class A2, 2.53%, 10/25/2026	650	618
Series K-152, Class A2, 3.78%, 11/25/2032 (z)	2,500	2,384
Series K-161, Class A2, 4.90%, 10/25/2033	1,500	1,554
FNMA-ACES,
Series 2015-M10, Class A2, 3.09%, 04/25/2027 (z)	447	431

SEE NOTES TO FINANCIAL STATEMENTS.

66	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Commercial Mortgage-Backed Securities — continued
Series 2016-M5, Class A2, 2.47%, 04/25/2026		441	421
Series 2017-M11, Class A2, 2.98%, 08/25/2029		961	897
Series 2017-M12, Class A2, 3.06%, 06/25/2027 (z)		90	86
Series 2017-M13, Class A2, 2.93%, 09/25/2027 (z)		506	482
Series 2018-M8, Class A2, 3.30%, 06/25/2028 (z)		905	871
Series 2020-M46, Class A2, 1.32%, 05/25/2030		1,000	840
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/2052		250	223
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2016-C29, Class A4, 3.33%, 05/15/2049		500	475
Series 2016-C31, Class A5, 3.10%, 11/15/2049		500	466
Series 2016-C32, Class A4, 3.72%, 12/15/2049		1,000	950
UBS Commercial Mortgage Trust,
Series 2018-C11, Class ASB, 4.12%, 06/15/2051		627	612
Series 2018-C12, Class A5, 4.30%, 08/15/2051		1,380	1,312
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18, Class A5, 3.41%, 12/15/2047		420	409
Series 2015-C27, Class A5, 3.45%, 02/15/2048		918	887
Series 2015-LC20, Class A5, 3.18%, 04/15/2050		500	483
Series 2017-C39, Class A5, 3.42%, 09/15/2050		1,000	936
Series 2017-C40, Class A4, 3.58%, 10/15/2050		550	520
Series 2018-C44, Class A5, 4.21%, 05/15/2051		1,000	961
Series 2021-C60, Class A4, 2.34%, 08/15/2054		550	457

Total Commercial Mortgage-Backed Securities (Cost $52,559)			47,525

Corporate Bonds — 42.4%
Basic Materials — 1.1%
Chemicals — 0.5%
Air Liquide Finance SA, (France),
Reg. S, 0.63%, 06/20/2030	EUR	800	773
Reg. S, 0.75%, 06/13/2024	EUR	1,200	1,308

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Chemicals — continued
Air Products and Chemicals, Inc.,
0.50%, 05/05/2028	EUR	1,000	997
0.80%, 05/05/2032	EUR	2,000	1,835
1.00%, 02/12/2025	EUR	4,450	4,789
2.80%, 05/15/2050		15	11
4.00%, 03/03/2035	EUR	1,600	1,863
Akzo Nobel NV, (Netherlands),
Reg. S, 1.50%, 03/28/2028	EUR	1,000	1,037
Reg. S, 2.00%, 03/28/2032	EUR	1,000	991
Argentum Netherlands BV for Givaudan SA, (Netherlands),
Reg. S, 1.13%, 09/17/2025	EUR	800	851
Reg. S, 2.00%, 09/17/2030	EUR	1,000	1,042
Arkema SA, (France),
Reg. S, 0.75%, 12/03/2029	EUR	1,000	964
Reg. S, (EUR Swap Rate 5 Year + 1.57%), 1.50%, 10/21/2025 (x) (aa)	EUR	1,000	1,021
Reg. S, 1.50%, 04/20/2027	EUR	1,000	1,051
Brenntag Finance BV, (Netherlands),
Reg. S, 0.50%, 10/06/2029	EUR	500	472
Reg. S, 1.13%, 09/27/2025	EUR	1,000	1,062
Celanese US Holdings LLC, 6.35%, 11/15/2028		130	137
6.70%, 11/15/2033		15	16
CF Industries, Inc., 4.50%, 12/01/2026 (e)		1,800	1,761
Covestro AG, (Germany), Reg. S, 0.88%, 02/03/2026	EUR	1,875	1,981
Dow Chemical Co. (The), 4.55%, 11/30/2025		118	116
5.25%, 11/15/2041		600	591
6.90%, 05/15/2053		960	1,158
Ecolab, Inc., 1.00%, 01/15/2024	EUR	1,950	2,150
1.30%, 01/30/2031		266	218
1.65%, 02/01/2027		68	62
2.13%, 02/01/2032		458	391
2.70%, 12/15/2051		2	1
FMC Corp., 5.15%, 05/18/2026		675	674
5.65%, 05/18/2033		2,485	2,473
Givaudan Finance Europe BV, (Netherlands),
Reg. S, 1.00%, 04/22/2027	EUR	100	105
Reg. S, 4.13%, 11/28/2033	EUR	3,450	4,052
Huntsman International LLC, 4.50%, 05/01/2029		975	939
LANXESS AG, (Germany), Reg. S, 0.63%, 12/01/2029	EUR	500	449
Linde Finance BV, (Netherlands),
Reg. S, 0.25%, 05/19/2027	EUR	1,000	1,014
Reg. S, 0.55%, 05/19/2032	EUR	800	732
Reg. S, 1.00%, 04/20/2028	EUR	1,005	1,043
Linde plc, (Ireland),
Reg. S, 0.00%, 09/30/2026	EUR	500	509
Reg. S, 1.00%, 09/30/2051	EUR	1,500	1,003

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	67

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Chemicals — continued
Linde, Inc., 1.63%, 12/01/2025	EUR	350	375
LYB International Finance BV, (Netherlands), 4.88%, 03/15/2044		550	508
LYB International Finance II BV, (Netherlands), 0.88%, 09/17/2026	EUR	1,000	1,034
1.63%, 09/17/2031	EUR	1,000	959
3.50%, 03/02/2027		100	96
LYB International Finance III LLC, 3.38%, 10/01/2040		290	223
3.63%, 04/01/2051		217	158
PPG Industries, Inc., 0.88%, 11/03/2025	EUR	1,000	1,055
1.20%, 03/15/2026		35	32
1.40%, 03/13/2027	EUR	1,000	1,040
2.75%, 06/01/2029	EUR	1,000	1,079
RPM International, Inc., 2.95%, 01/15/2032		180	152
Syensqo SA, (Belgium), Reg. S, 2.75%, 12/02/2027	EUR	1,000	1,082
Westlake Corp., 1.63%, 07/17/2029	EUR	3,000	2,965
Yara International ASA, (Norway), 3.15%, 06/04/2030 (e)		1,000	871

			53,271

Forest Products & Paper — 0.0% (g)
Georgia-Pacific LLC, 8.88%, 05/15/2031		100	125
Mondi Finance Europe GmbH, (Austria), Reg. S, 2.38%, 04/01/2028	EUR	500	543
Mondi Finance plc, (United Kingdom),
Reg. S, 1.50%, 04/15/2024	EUR	500	548
Reg. S, 1.63%, 04/27/2026	EUR	1,000	1,065

			2,281

Iron/Steel — 0.1%
ArcelorMittal SA, (Luxembourg), Reg. S, 4.88%, 09/26/2026	EUR	1,500	1,707
Nucor Corp., 2.70%, 06/01/2030		63	57
2.98%, 12/15/2055		28	19
Reliance Steel & Aluminum Co., 1.30%, 08/15/2025		320	300
2.15%, 08/15/2030		1,395	1,184
Steel Dynamics, Inc., 3.25%, 01/15/2031		4,050	3,654

			6,921

Mining — 0.5%
Anglo American Capital plc, (United Kingdom),
Reg. S, 1.63%, 09/18/2025	EUR	1,000	1,071
Reg. S, 1.63%, 03/11/2026	EUR	1,000	1,061

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Mining — continued
Barrick PD Australia Finance Pty Ltd., (Australia), 5.95%, 10/15/2039		920	987
BHP Billiton Finance Ltd., (Australia),
Series 10, Reg. S, 3.25%, 09/24/2027	EUR	1,898	2,113
Series 12, Reg. S, 4.30%, 09/25/2042	GBP	3,000	3,514
Series 13, Reg. S, 3.13%, 04/29/2033	EUR	5,991	6,437
Series 17, Reg. S, 1.50%, 04/29/2030	EUR	2,175	2,147
BHP Billiton Finance USA Ltd., (Australia), 4.75%, 02/28/2028		600	607
4.88%, 02/27/2026		13	13
4.90%, 02/28/2033		275	282
5.00%, 09/30/2043		143	144
5.25%, 09/08/2030		89	92
5.25%, 09/08/2033		231	240
5.50%, 09/08/2053		735	804
Freeport-McMoRan, Inc., 4.13%, 03/01/2028		1,500	1,435
5.40%, 11/14/2034		24	24
Glencore Capital Finance DAC, (Ireland), Reg. S, 0.75%, 03/01/2029	EUR	1,900	1,834
Glencore Finance Europe Ltd., (Jersey),
Reg. S, 0.63%, 09/11/2024	EUR	7,500	8,082
Reg. S, 1.50%, 10/15/2026	EUR	3,500	3,675
Reg. S, 3.75%, 04/01/2026	EUR	1,500	1,666
Kinross Gold Corp., (Canada), 4.50%, 07/15/2027		2,514	2,460
6.25%, 07/15/2033 (e)		1,486	1,560
Norsk Hydro ASA, (Norway),
Reg. S, 1.13%, 04/11/2025	EUR	2,700	2,879
Reg. S, 2.00%, 04/11/2029	EUR	800	814
Orano SA, (France),
Reg. S, 2.75%, 03/08/2028	EUR	100	107
Reg. S, 5.38%, 05/15/2027	EUR	200	230
Rio Tinto Finance plc, (United Kingdom), Reg. S, 4.00%, 12/11/2029	GBP	2,000	2,508
Rio Tinto Finance USA Ltd., (Australia), 2.75%, 11/02/2051		246	169
Rio Tinto Finance USA plc, (United Kingdom), 5.13%, 03/09/2053		315	329
Southern Copper Corp., 3.88%, 04/23/2025		140	138
5.25%, 11/08/2042		567	550
5.88%, 04/23/2045		9	9
6.75%, 04/16/2040		10	11
7.50%, 07/27/2035		300	348
Yamana Gold, Inc., (Canada), 2.63%, 08/15/2031		2,705	2,283

			50,623

Total Basic Materials			113,096

SEE NOTES TO FINANCIAL STATEMENTS.

68	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Communications — 2.6%
Advertising — 0.2%
Interpublic Group of Cos., Inc. (The), 3.38%, 03/01/2041		64	49
JCDecaux SE, (France),
Reg. S, 1.63%, 02/07/2030	EUR	1,000	961
Reg. S, 2.63%, 04/24/2028	EUR	1,000	1,080
Reg. S, 5.00%, 01/11/2029	EUR	4,500	5,218
MMS USA Holdings, Inc.,
Reg. S, 0.63%, 06/13/2025	EUR	2,900	3,067
Reg. S, 1.25%, 06/13/2028	EUR	3,700	3,770
Reg. S, 1.75%, 06/13/2031	EUR	5,000	4,988

			19,133

Internet — 0.7%
Alphabet, Inc.,
1.90%, 08/15/2040		700	487
2.25%, 08/15/2060		265	165
Amazon.com, Inc.,
3.10%, 05/12/2051		75	56
3.25%, 05/12/2061		15	11
3.45%, 04/13/2029		885	858
Booking Holdings, Inc.,
0.10%, 03/08/2025	EUR	1,500	1,591
0.50%, 03/08/2028	EUR	4,500	4,504
1.80%, 03/03/2027	EUR	1,500	1,593
2.38%, 09/23/2024	EUR	1,000	1,092
3.60%, 06/01/2026		50	49
3.63%, 11/12/2028	EUR	6,000	6,806
4.50%, 11/15/2031	EUR	3,987	4,788
4.63%, 04/13/2030		315	318
Expedia Group, Inc., 4.63%, 08/01/2027		700	697
Meta Platforms, Inc.,
3.50%, 08/15/2027		240	234
4.45%, 08/15/2052		410	378
4.65%, 08/15/2062		150	140
5.60%, 05/15/2053		500	545
5.75%, 05/15/2063		455	500
Netflix, Inc.,
Reg. S, 3.00%, 06/15/2025	EUR	1,200	1,316
4.63%, 05/15/2029	EUR	15,000	17,669
Prosus NV, (Netherlands),
Reg. S, 1.21%, 01/19/2026	EUR	4,000	4,148
Reg. S, 1.29%, 07/13/2029	EUR	9,000	8,054
Reg. S, 1.54%, 08/03/2028	EUR	1,000	951
Reg. S, 1.99%, 07/13/2033	EUR	5,937	4,827
Reg. S, 2.03%, 08/03/2032	EUR	3,900	3,285
Reg. S, 2.09%, 01/19/2030	EUR	1,000	921
Reg. S, 2.78%, 01/19/2034	EUR	2,700	2,317
VeriSign, Inc., 2.70%, 06/15/2031		1,128	969
4.75%, 07/15/2027		277	275
5.25%, 04/01/2025		267	267

			69,811

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Media — 0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital,
2.25%, 01/15/2029		3	3
3.70%, 04/01/2051		2,682	1,751
3.95%, 06/30/2062		330	209
4.80%, 03/01/2050		946	733
5.38%, 05/01/2047		317	270
5.50%, 04/01/2063		35	29
6.48%, 10/23/2045		302	298
Comcast Corp.,
0.25%, 09/14/2029	EUR	3,100	2,957
1.88%, 02/20/2036	GBP	575	552
1.95%, 01/15/2031		2,875	2,429
2.35%, 01/15/2027		57	53
2.65%, 02/01/2030		440	397
2.65%, 08/15/2062		50	31
2.89%, 11/01/2051		190	129
2.99%, 11/01/2063		480	311
3.15%, 02/15/2028		581	554
3.20%, 07/15/2036		25	21
3.40%, 07/15/2046		420	327
3.75%, 04/01/2040		300	259
3.97%, 11/01/2047		140	118
4.25%, 10/15/2030		900	888
4.60%, 10/15/2038		120	116
Cox Communications, Inc.,
3.50%, 08/15/2027 (e)		3,180	3,029
3.85%, 02/01/2025 (e)		1,500	1,474
5.45%, 09/15/2028 (e)		700	715
Discovery Communications LLC,
4.13%, 05/15/2029		940	891
5.20%, 09/20/2047		1,100	951
FactSet Research Systems, Inc.,
2.90%, 03/01/2027		965	905
3.45%, 03/01/2032		407	365
Fox Corp., 6.50%, 10/13/2033		1,356	1,470
Informa plc, (United Kingdom),
Reg. S, 1.25%, 04/22/2028	EUR	13,100	13,193
Reg. S, 2.13%, 10/06/2025	EUR	16,250	17,424
Reg. S, 3.13%, 07/05/2026	GBP	1,100	1,341
ITV plc, (United Kingdom), Reg. S, 1.38%, 09/26/2026	EUR	1,500	1,558
Paramount Global,
4.20%, 05/19/2032		95	85
4.60%, 01/15/2045		110	84
4.85%, 07/01/2042		1,580	1,271
4.95%, 05/19/2050		160	130
Pearson Funding plc, (United Kingdom), Reg. S, 3.75%, 06/04/2030	GBP	2,475	2,938
TDF Infrastructure SASU, (France), Reg. S, 1.75%, 12/01/2029	EUR	4,500	4,325

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	69

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Media — continued
Time Warner Cable LLC,
4.50%, 09/15/2042		300	236
5.50%, 09/01/2041		800	694
Vivendi SE, (France), Reg. S, 1.13%, 12/11/2028	EUR	1,200	1,254
Walt Disney Co. (The),
1.75%, 01/13/2026		45	43
2.00%, 09/01/2029		790	701
Wolters Kluwer NV, (Netherlands),
Reg. S, 0.25%, 03/30/2028	EUR	1,500	1,485
Reg. S, 0.75%, 07/03/2030	EUR	1,475	1,414
Reg. S, 1.50%, 03/22/2027	EUR	4,375	4,618

			75,029

Telecommunications — 1.0%
A1 Towers Holding GmbH, (Austria), Reg. S, 5.25%, 07/13/2028	EUR	10,000	11,679
America Movil SAB de CV, (Mexico),
2.13%, 03/10/2028	EUR	1,300	1,372
4.38%, 08/07/2041	GBP	1,500	1,775
5.00%, 10/27/2026	GBP	1,200	1,548
AT&T, Inc.,
1.65%, 02/01/2028		21	19
1.70%, 03/25/2026		1,399	1,309
1.80%, 09/05/2026	EUR	2,250	2,398
2.05%, 05/19/2032	EUR	200	200
2.45%, 03/15/2035	EUR	825	810
3.50%, 06/01/2041		2,155	1,717
3.65%, 06/01/2051		1,800	1,362
3.65%, 09/15/2059		360	259
3.80%, 02/15/2027		38	37
3.85%, 06/01/2060		70	52
4.25%, 06/01/2043	GBP	200	220
4.30%, 12/15/2042		32	28
4.85%, 03/01/2039		342	328
5.40%, 02/15/2034		310	320
7.00%, 04/30/2040	GBP	400	594
Chorus Ltd., (New Zealand), Reg. S, 3.63%, 09/07/2029	EUR	2,650	2,972
Corning, Inc., 5.45%, 11/15/2079		115	111
Emirates Telecommunications Group Co. PJSC, (United Arab Emirates), Reg. S, 0.88%, 05/17/2033	EUR	1,600	1,408
Juniper Networks, Inc., 2.00%, 12/10/2030		331	268
3.75%, 08/15/2029		72	68
Koninklijke KPN NV, (Netherlands),
Reg. S, 3.88%, 07/03/2031	EUR	6,200	7,097
Reg. S, 5.75%, 09/17/2029	GBP	5,000	6,698
Motorola Solutions, Inc., 2.30%, 11/15/2030		137	116

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
2.75%, 05/24/2031		1,570	1,344
4.60%, 05/23/2029		40	40
5.50%, 09/01/2044		975	971
NBN Co. Ltd., (Australia),
Reg. S, 4.13%, 03/15/2029	EUR	2,000	2,300
5.75%, 10/06/2028 (e)		765	796
NTT Finance Corp., (Japan),
Reg. S, 0.01%, 03/03/2025	EUR	500	529
Reg. S, 0.08%, 12/13/2025	EUR	1,000	1,039
Reg. S, 0.34%, 03/03/2030	EUR	500	474
Reg. S, 0.40%, 12/13/2028	EUR	1,000	981
O2 Telefonica Deutschland Finanzierungs GmbH, (Germany), Reg. S, 1.75%, 07/05/2025	EUR	1,000	1,073
Optus Finance Pty Ltd., (Australia), Reg. S, 1.00%, 06/20/2029	EUR	1,400	1,350
Orange SA, (France),
Reg. S, 0.00%, 09/04/2026	EUR	2,000	2,046
Reg. S, 0.50%, 09/04/2032	EUR	2,000	1,801
Reg. S, 3.25%, 01/15/2032	GBP	1,100	1,303
OTE plc, (United Kingdom), Reg. S, 0.88%, 09/24/2026	EUR	100	104
Proximus SADP, (Belgium),
Reg. S, 0.75%, 11/17/2036	EUR	100	80
Reg. S, 1.88%, 10/01/2025	EUR	100	108
SES SA, (Luxembourg), Reg. S, 3.50%, 01/14/2029	EUR	2,300	2,495
Sprint Capital Corp., 6.88%, 11/15/2028		2,861	3,098
Sprint LLC, 7.63%, 02/15/2025		2,800	2,849
Telefonaktiebolaget LM Ericsson, (Sweden), Reg. S, 1.00%, 05/26/2029	EUR	2,715	2,535
Telekom Finanzmanagement GmbH, (Austria), Reg. S, 1.50%, 12/07/2026	EUR	200	213
Telenor ASA, (Norway), Reg. S, 0.25%, 02/14/2028	EUR	1,300	1,286
Telia Co. AB, (Sweden), Reg. S, 2.13%, 02/20/2034	EUR	700	697
Telstra Group Ltd., (Australia),
Reg. S, 1.00%, 04/23/2030	EUR	3,500	3,442
Reg. S, 3.75%, 05/04/2031	EUR	8,425	9,756
T-Mobile USA, Inc., 1.50%, 02/15/2026		10	9
2.05%, 02/15/2028		400	361
2.63%, 04/15/2026		510	485
3.30%, 02/15/2051		120	87
3.60%, 11/15/2060		339	247
3.75%, 04/15/2027		291	283
3.88%, 04/15/2030		3,420	3,246
4.38%, 04/15/2040		92	83
5.80%, 09/15/2062		60	64
Verizon Communications, Inc., 0.88%, 04/02/2025	EUR	750	802

SEE NOTES TO FINANCIAL STATEMENTS.

70	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Telecommunications — continued
0.88%, 04/08/2027	EUR	475	490
1.68%, 10/30/2030		78	64
2.10%, 03/22/2028		294	266
2.50%, 04/08/2031	GBP	1,000	1,109
2.55%, 03/21/2031		437	377
2.65%, 11/20/2040		950	687
3.25%, 02/17/2026	EUR	200	221
3.38%, 02/15/2025		82	81
3.55%, 03/22/2051		70	54
3.88%, 03/01/2052		370	301
4.02%, 12/03/2029		12	12
4.13%, 08/15/2046		18	15
4.27%, 01/15/2036		418	395
4.33%, 09/21/2028		640	634
4.75%, 10/31/2034	EUR	1,000	1,223

			99,071

Total Communications			263,044

Consumer Cyclical — 2.5%
Airlines — 0.1%
easyJet FinCo. BV, (Netherlands), Reg. S, 1.88%, 03/03/2028		EUR 8,600	8,862
Ryanair DAC, (Ireland),
Reg. S, 0.88%, 05/25/2026	EUR	1,500	1,563
Reg. S, 2.88%, 09/15/2025	EUR	1,000	1,093
Southwest Airlines Co., 5.13%, 06/15/2027		1,150	1,156
United Airlines, Inc., 4.38%, 04/15/2026 (e)		525	512
4.63%, 04/15/2029 (e)		360	336

			13,522

Apparel — 0.1%
Burberry Group plc, (United Kingdom), Reg. S, 1.13%, 09/21/2025	GBP	825	984
LVMH Moet Hennessy Louis Vuitton SE, (France),
Reg. S, 0.13%, 02/11/2028	EUR	800	798
Reg. S, 0.75%, 04/07/2025	EUR	300	321
Reg. S, 1.13%, 02/11/2027	GBP	1,200	1,406
Tapestry, Inc., 3.05%, 03/15/2032		955	777
4.13%, 07/15/2027		1,895	1,802
7.05%, 11/27/2025		70	72
7.35%, 11/27/2028		310	326
7.70%, 11/27/2030		130	137
7.85%, 11/27/2033		366	391

			7,014

Auto Manufacturers — 1.1%
American Honda Finance Corp.,
0.75%, 11/25/2026	GBP	4,800	5,527
1.50%, 10/19/2027	GBP	2,300	2,659

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — continued
3.75%, 10/25/2027	EUR	3,300	3,736
5.60%, 09/06/2030	GBP	4,875	6,594
Dongfeng Motor Hong Kong International Co. Ltd., (Hong Kong), Reg. S, 0.43%, 10/19/2024	EUR	600	638
Ford Motor Co., 3.25%, 02/12/2032		700	583
Ford Motor Credit Co. LLC, 4.00%, 11/13/2030		545	490
4.95%, 05/28/2027		3,065	2,992
6.80%, 11/07/2028		1,310	1,372
7.12%, 11/07/2033		300	324
General Motors Co.,
5.20%, 04/01/2045		560	505
6.25%, 10/02/2043		170	174
6.60%, 04/01/2036		520	558
General Motors Financial Co., Inc.,
Reg. S, 1.69%, 03/26/2025	EUR	1,475	1,587
Reg. S, 2.35%, 09/03/2025	GBP	8,725	10,604
2.35%, 02/26/2027		110	101
2.70%, 08/20/2027		1,450	1,338
2.70%, 06/10/2031		585	491
2.75%, 06/20/2025		980	942
2.90%, 02/26/2025		45	44
5.00%, 04/09/2027		1,120	1,118
Honda Motor Co. Ltd., (Japan), 2.53%, 03/10/2027		410	386
Hyundai Capital America, 6.50%, 01/16/2029 (e)		1,085	1,146
Mercedes-Benz Group AG, (Germany), Reg. S, 1.13%, 11/06/2031	EUR	15	14
Mercedes-Benz International Finance BV, (Netherlands), Reg. S, 1.63%, 11/11/2024	GBP	5,000	6,184
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024 (e)		1,600	1,543
Nissan Motor Co. Ltd., (Japan),
Reg. S, 2.65%, 03/17/2026	EUR	4,800	5,170
3.52%, 09/17/2025 (e)		3,000	2,889
PACCAR Financial Europe BV, (Netherlands), Reg. S, 3.25%, 11/29/2025	EUR	8,750	9,672
RCI Banque SA, (France),
Reg. S, 1.13%, 01/15/2027	EUR	5,000	5,163
Reg. S, 4.75%, 07/06/2027	EUR	2,100	2,418
Stellantis Finance US, Inc., 2.69%, 09/15/2031 (e)		460	386
Stellantis NV, (Netherlands), Reg. S, 4.38%, 03/14/2030	EUR	2,075	2,419
Toyota Motor Credit Corp.,
0.80%, 01/09/2026		200	186
3.65%, 08/18/2025		580	571
3.95%, 06/30/2025		175	173

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	71

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Auto Manufacturers — continued
4.80%, 01/10/2025		25	25
5.00%, 08/14/2026		40	40
Toyota Motor Finance Netherlands BV, (Netherlands), Reg. S, 4.00%, 04/02/2027	EUR	10,525	11,974
Volkswagen Bank GmbH, (Germany), Reg. S, 1.25%, 12/15/2025	EUR	1,000	1,060
Volkswagen Financial Services AG, (Germany),
Reg. S, 1.50%, 10/01/2024	EUR	1,000	1,084
Reg. S, 2.25%, 10/16/2026	EUR	10	11
Reg. S, 3.00%, 04/06/2025	EUR	20	22
Reg. S, 3.38%, 04/06/2028	EUR	1,450	1,613
Volkswagen Financial Services NV, (Netherlands), Reg. S, 1.13%, 07/05/2026	GBP	1,000	1,162
Volkswagen Group of America Finance LLC, 4.35%, 06/08/2027 (e)		1,540	1,510
Volkswagen International Finance NV, (Netherlands),
Reg. S, (EUR Swap Rate 5 Year + 3.75%), 3.50%, 06/17/2025 (x) (aa)	EUR	1,000	1,072
Reg. S, (EUR Swap Rate 9 Year + 3.96%), 3.88%, 06/17/2029 (x) (aa)	EUR	2,000	2,021
Reg. S, (EUR Swap Rate 12 Year + 2.97%), 4.63%, 03/24/2026 (x) (aa)	EUR	210	230
Volkswagen Leasing GmbH, (Germany),
Reg. S, 0.38%, 07/20/2026	EUR	1,500	1,535
Reg. S, 1.50%, 06/19/2026	EUR	5,000	5,279

			109,335

Auto Parts & Equipment — 0.2%
Autoliv, Inc., Reg. S, 4.25%, 03/15/2028	EUR	2,125	2,407
BorgWarner, Inc., 1.00%, 05/19/2031	EUR	1,500	1,362
Cie Generale des Etablissements Michelin SCA, (France), Reg. S, 0.63%, 11/02/2040	EUR	300	224
Hella GmbH & Co. KGaA, (Germany), Reg. S, 0.50%, 01/26/2027	EUR	4,345	4,362
Magna International, Inc., (Canada),
2.45%, 06/15/2030		1,000	877
4.15%, 10/01/2025		2,000	1,968
Pirelli & C SpA, (Italy), Reg. S, 4.25%, 01/18/2028	EUR	2,925	3,351
Robert Bosch GmbH, (Germany), Reg. S, 4.00%, 06/02/2035	EUR	4,500	5,261

			19,812

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Distribution/Wholesale — 0.2%
Bunzl Finance plc, (United Kingdom), Reg. S, 1.50%, 10/30/2030	GBP	1,050	1,096
IMCD NV, (Netherlands),
Reg. S, 2.13%, 03/31/2027	EUR	4,100	4,321
Reg. S, 4.88%, 09/18/2028	EUR	14,250	16,472
LKQ Corp., 5.75%, 06/15/2028		70	72

			21,961

Entertainment — 0.0% (g)
Smithsonian Institution, 1.87%, 09/01/2029		1,000	870
Warnermedia Holdings, Inc.,
5.05%, 03/15/2042		705	624
5.14%, 03/15/2052		1,140	983

			2,477

Food Service — 0.1%
Compass Group plc, (United Kingdom),
Reg. S, 2.00%, 07/03/2029	GBP	2,500	2,871
Reg. S, 3.85%, 06/26/2026	GBP	5,000	6,308
Sodexo SA, (France),
Reg. S, 0.75%, 04/27/2025	EUR	1,000	1,067
Reg. S, 1.00%, 07/17/2028	EUR	500	507
Reg. S, 1.00%, 04/27/2029	EUR	1,000	1,002
Reg. S, 2.50%, 06/24/2026	EUR	500	543

			12,298

Home Builders — 0.0% (g)
Berkeley Group plc (The), (United Kingdom), Reg. S, 2.50%, 08/11/2031	GBP	172	169
Lennar Corp., 5.00%, 06/15/2027		100	100
MDC Holdings, Inc.,
2.50%, 01/15/2031		340	280
6.00%, 01/15/2043		190	177
Meritage Homes Corp., 3.88%, 04/15/2029 (e)		140	129
NVR, Inc., 3.00%, 05/15/2030		1,082	965
PulteGroup, Inc.,
6.38%, 05/15/2033		174	191
7.88%, 06/15/2032		290	341
Toll Brothers Finance Corp., 3.80%, 11/01/2029		670	628

			2,980

Leisure Time — 0.0% (g)
Brunswick Corp.,
4.40%, 09/15/2032		22	20
5.10%, 04/01/2052		65	51

			71

SEE NOTES TO FINANCIAL STATEMENTS.

72	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Lodging — 0.4%
Choice Hotels International, Inc., 3.70%, 12/01/2029		52	46
Hyatt Hotels Corp.,
1.80%, 10/01/2024		400	388
4.38%, 09/15/2028		100	97
IHG Finance LLC, Reg. S, 4.38%, 11/28/2029	EUR	15,925	18,220
InterContinental Hotels Group plc, (United Kingdom),
Reg. S, 1.63%, 10/08/2024	EUR	1,500	1,627
Reg. S, 2.13%, 08/24/2026	GBP	600	711
Reg. S, 2.13%, 05/15/2027	EUR	4,933	5,246
Reg. S, 3.38%, 10/08/2028	GBP	450	534
Reg. S, 3.75%, 08/14/2025	GBP	2,100	2,607
Marriott International, Inc.,
5.00%, 10/15/2027		995	1,008
5.45%, 09/15/2026		777	791
Series HH, 2.85%, 04/15/2031		1,244	1,078
Whitbread Group plc, (United Kingdom),
Reg. S, 2.38%, 05/31/2027	GBP	1,000	1,161
Reg. S, 3.00%, 05/31/2031	GBP	7,000	7,663

			41,177

Retail — 0.3%
AutoNation, Inc., 4.75%, 06/01/2030		1,300	1,256
AutoZone, Inc.,
1.65%, 01/15/2031		2,595	2,109
4.75%, 02/01/2033		850	839
5.05%, 07/15/2026		70	71
5.20%, 08/01/2033		215	219
6.25%, 11/01/2028		240	255
Costco Wholesale Corp., 1.60%, 04/20/2030		40	34
Darden Restaurants, Inc., 6.30%, 10/10/2033		120	129
Dick’s Sporting Goods, Inc., 4.10%, 01/15/2052		240	172
Genuine Parts Co.,
1.75%, 02/01/2025		35	34
1.88%, 11/01/2030		252	205
2.75%, 02/01/2032		145	121
Greene King Finance plc, (United Kingdom), Series A2, 5.32%, 09/15/2031	GBP	27	33
H&M Finance BV, (Netherlands), Reg. S, 0.25%, 08/25/2029	EUR	1,500	1,383
Home Depot, Inc. (The),
2.50%, 04/15/2027		100	94
4.20%, 04/01/2043		948	865
Lowe’s Cos., Inc.,
3.00%, 10/15/2050		50	34
3.35%, 04/01/2027		40	38
4.50%, 04/15/2030		100	100

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
McDonald’s Corp.,
Reg. S, 0.90%, 06/15/2026	EUR	1,500	1,575
Reg. S, 1.75%, 05/03/2028	EUR	1,000	1,048
Reg. S, 1.88%, 05/26/2027	EUR	1,000	1,061
Reg. S, 2.38%, 11/27/2024	EUR	1,500	1,635
Reg. S, 2.38%, 05/31/2029	EUR	200	214
3.38%, 05/26/2025		50	49
3.63%, 09/01/2049		528	425
4.60%, 05/26/2045		150	141
O’Reilly Automotive, Inc.,
3.60%, 09/01/2027		66	64
3.90%, 06/01/2029		2	2
4.20%, 04/01/2030		78	75
4.70%, 06/15/2032		16	16
5.75%, 11/20/2026		170	174
Pandora A/S, (Denmark), Reg. S, 4.50%, 04/10/2028	EUR	6,225	7,125
Roadster Finance DAC, (Ireland),
Reg. S, 1.63%, 12/09/2024	EUR	500	534
Reg. S, 2.38%, 12/08/2027	EUR	500	476
Starbucks Corp., 4.75%, 02/15/2026		245	246
Walmart, Inc.,
2.55%, 04/08/2026	EUR	2,550	2,792
2.65%, 09/22/2051		20	14
4.10%, 04/15/2033		180	179
4.50%, 09/09/2052		145	141
4.50%, 04/15/2053		179	175
Wesfarmers Ltd., (Australia), Reg. S, 0.95%, 10/21/2033	EUR	2,381	2,114

			28,266

Total Consumer Cyclical			258,913

Consumer Non-cyclical — 5.5%
Agriculture — 0.9%
Altria Group, Inc.,
1.70%, 06/15/2025	EUR	2,000	2,145
2.20%, 06/15/2027	EUR	2,100	2,231
3.13%, 06/15/2031	EUR	2,000	2,001
3.40%, 02/04/2041		615	452
3.70%, 02/04/2051		470	332
3.88%, 09/16/2046		885	667
4.00%, 02/04/2061		550	403
5.80%, 02/14/2039		16	16
5.95%, 02/14/2049		10	10
6.20%, 11/01/2028		725	761
6.20%, 02/14/2059		28	30
Archer-Daniels-Midland Co., 1.00%, 09/12/2025	EUR	1,500	1,595
BAT Capital Corp.,
2.26%, 03/25/2028		100	89
2.79%, 09/06/2024		485	475
3.22%, 08/15/2024		58	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	73

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Agriculture — continued
3.56%, 08/15/2027		646	617
3.73%, 09/25/2040		45	33
4.54%, 08/15/2047		110	85
4.76%, 09/06/2049		85	67
7.08%, 08/02/2043		120	128
7.08%, 08/02/2053		105	113
BAT International Finance plc, (United Kingdom),
Reg. S, 1.25%, 03/13/2027	EUR	625	643
Reg. S, 2.00%, 03/13/2045	EUR	800	559
Reg. S, 2.25%, 06/26/2028	GBP	2,000	2,271
Reg. S, 2.25%, 01/16/2030	EUR	2,500	2,453
Reg. S, 2.25%, 09/09/2052	GBP	1,500	854
Reg. S, 3.13%, 03/06/2029	EUR	5,959	6,369
Reg. S, 4.00%, 09/04/2026	GBP	3,450	4,298
4.45%, 03/16/2028		150	147
5.93%, 02/02/2029		1,825	1,898
Reg. S, 6.00%, 11/24/2034	GBP	600	753
Cargill, Inc., 1.70%, 02/02/2031 (e)		750	616
2.13%, 04/23/2030 (e)		1,500	1,306
Imperial Brands Finance plc, (United Kingdom),
Reg. S, 3.38%, 02/26/2026	EUR	1,161	1,267
Reg. S, 5.50%, 09/28/2026	GBP	4,000	5,137
JT International Financial Services BV, (Netherlands),
Reg. S, 1.00%, 11/26/2029	EUR	9,700	9,480
Reg. S, 1.13%, 09/28/2025	EUR	6,600	6,972
Reg. S, (EUR Swap Rate 5 Year + 2.79%), 2.38%, 04/07/2081 (aa)	EUR	3,000	3,155
Reg. S, 2.75%, 09/28/2033	GBP	9,475	9,905
Reg. S, (EUR Swap Rate 5 Year + 3.18%), 2.88%, 10/07/2083 (aa)	EUR	2,500	2,520
Philip Morris International, Inc.,
0.13%, 08/03/2026	EUR	1,000	1,020
0.80%, 08/01/2031	EUR	1,000	900
0.88%, 05/01/2026		100	92
1.50%, 05/01/2025		34	33
1.75%, 11/01/2030		70	58
2.88%, 05/14/2029	EUR	1,250	1,343
3.13%, 06/03/2033	EUR	1,000	1,071
4.25%, 11/10/2044		1,545	1,326
4.88%, 11/15/2043		105	99
5.38%, 02/15/2033		910	934
6.38%, 05/16/2038		655	734
STG Global Finance BV, (Netherlands), Reg. S, 1.38%, 09/24/2025	EUR	344	355
Sudzucker International Finance BV, (Netherlands),
Reg. S, 1.00%, 11/28/2025	EUR	2,500	2,627
Reg. S, 5.13%, 10/31/2027		EUR 500	582

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Agriculture — continued
Viterra Finance BV, (Netherlands),
Reg. S, 0.38%, 09/24/2025	EUR	1,000	1,042
Reg. S, 1.00%, 09/24/2028	EUR	2,050	2,008

			87,134

Beverages — 0.5%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.,
3.65%, 02/01/2026		50	49
4.70%, 02/01/2036		1,700	1,701
4.90%, 02/01/2046		1,655	1,623
Anheuser-Busch InBev SA, (Belgium), Reg. S, 2.75%, 03/17/2036	EUR	10	11
Anheuser-Busch InBev Worldwide, Inc.,
4.00%, 04/13/2028		328	324
4.35%, 06/01/2040		55	52
Carlsberg Breweries A/S, (Denmark), Reg. S, 3.50%, 11/26/2026	EUR	4,100	4,582
CCEP Finance Ireland DAC, (Ireland),
Reg. S, 0.00%, 09/06/2025	EUR	3,000	3,131
Reg. S, 0.50%, 09/06/2029	EUR	2,400	2,295
Coca-Cola Co. (The),
0.13%, 03/09/2029	EUR	4,800	4,615
0.50%, 03/09/2033	EUR	3,000	2,662
1.25%, 03/08/2031	EUR	1,000	989
2.75%, 06/01/2060		175	122
3.00%, 03/05/2051		230	174
3.45%, 03/25/2030		640	615
Coca-Cola Europacific Partners plc, (United Kingdom),
Reg. S, 1.13%, 04/12/2029	EUR	1,000	1,001
Reg. S, 1.75%, 03/27/2026	EUR	2,000	2,146
Reg. S, 2.38%, 05/07/2025	EUR	3,900	4,245
Coca-Cola HBC Finance BV, (Netherlands), Reg. S, 1.63%, 05/14/2031	EUR	1,900	1,885
Constellation Brands, Inc.,
2.25%, 08/01/2031		50	42
4.35%, 05/09/2027		285	283
Diageo Capital plc, (United Kingdom),
2.13%, 04/29/2032		970	811
5.30%, 10/24/2027		630	649
Diageo Finance plc, (United Kingdom),
Reg. S, 1.25%, 03/28/2033	GBP	3,000	2,988
Reg. S, 2.50%, 03/27/2032	EUR	600	636
Reg. S, 2.75%, 06/08/2038	GBP	625	644
Heineken NV, (Netherlands), Reg. S, 2.88%, 08/04/2025	EUR	1,300	1,427
PepsiCo., Inc.,
0.40%, 10/09/2032	EUR	3,750	3,346
0.50%, 05/06/2028	EUR	583	585
0.75%, 10/14/2033	EUR	2,950	2,664
1.13%, 03/18/2031	EUR	1,000	984
4.20%, 07/18/2052		425	395
4.65%, 02/15/2053		15	15

SEE NOTES TO FINANCIAL STATEMENTS.

74	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Beverages — continued
Pernod Ricard SA, (France), Reg. S, 1.13%, 04/07/2025	EUR	3,100	3,325

			51,016

Biotechnology — 0.1%
Amgen, Inc.,
1.90%, 02/21/2025		130	125
4.05%, 08/18/2029		339	332
4.40%, 05/01/2045		640	570
5.15%, 03/02/2028		110	113
5.25%, 03/02/2033		1,505	1,545
5.60%, 03/02/2043		615	637
5.65%, 03/02/2053		450	476
Biogen, Inc.,
3.15%, 05/01/2050		20	14
3.25%, 02/15/2051		135	97
Gilead Sciences, Inc.,
3.65%, 03/01/2026		680	666
5.55%, 10/15/2053		385	418
H Lundbeck A/S, (Denmark), Reg. S, 0.88%, 10/14/2027	EUR	8,200	8,199
Regeneron Pharmaceuticals, Inc.,
1.75%, 09/15/2030		840	692
2.80%, 09/15/2050		255	169

			14,053

Commercial Services — 1.6%
Abertis Infraestructuras SA, (Spain), Reg. S, 3.38%, 11/27/2026	GBP	10,400	12,645
ALD SA, (France), Reg. S, 1.25%, 03/02/2026	EUR	3,000	3,160
Amadeus IT Group SA, (Spain),
Reg. S, 1.50%, 09/18/2026	EUR	1,000	1,071
Reg. S, 2.50%, 05/20/2024	EUR	1,000	1,097
Reg. S, 2.88%, 05/20/2027	EUR	500	547
American University (The), Series 2019, 3.67%, 04/01/2049		80	65
APRR SA, (France), Reg. S, 1.88%, 01/03/2029	EUR	4,000	4,205
ASTM SpA, (Italy),
Reg. S, 1.00%, 11/25/2026	EUR	1,000	1,028
Reg. S, 1.50%, 01/25/2030	EUR	1,000	959
Reg. S, 1.63%, 02/08/2028	EUR	500	517
Automatic Data Processing, Inc.,
1.25%, 09/01/2030		90	75
1.70%, 05/15/2028		630	569
Autoroutes du Sud de la France SA, (France), Reg. S, 1.25%, 01/18/2027	EUR	3,900	4,108
Autostrade per l’Italia SpA, (Italy),
Reg. S, 1.63%, 01/25/2028	EUR	7,000	7,096
Reg. S, 1.75%, 06/26/2026	EUR	7,000	7,355
Reg. S, 2.25%, 01/25/2032	EUR	7,000	6,630

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
Babcock International Group plc, (United Kingdom), Reg. S, 1.38%, 09/13/2027	EUR	16,627	16,875
California Institute of Technology, 4.70%, 11/01/2111		25	22
Case Western Reserve University, Series 22-C, 5.41%, 06/01/2122		50	50
Central Nippon Expressway Co. Ltd., (Japan),
Reg. S, 0.89%, 09/29/2025		1,500	1,392
Reg. S, 0.89%, 12/10/2025		200	185
Reg. S, 1.87%, 09/26/2024	AUD	1,000	664
Channel Link Enterprises Finance plc, (United Kingdom), Series A8, Reg. S, (ICE LIBOR EUR 6 Month + 5.90%), 2.71%, 06/30/2050 (aa)	EUR	100	104
Cintas Corp. No. 2,
3.70%, 04/01/2027		30	29
4.00%, 05/01/2032		280	271
Claremont Mckenna College, 3.78%, 01/01/2122		50	34
Duke University, Series 2020, 2.68%, 10/01/2044		20	15
East Nippon Expressway Co. Ltd., (Japan), Series 66, 0.10%, 12/18/2026	JPY	100,000	705
Edenred SE, (France),
Reg. S, 1.38%, 03/10/2025	EUR	1,000	1,076
Reg. S, 1.38%, 06/18/2029	EUR	1,000	1,015
Reg. S, 1.88%, 03/06/2026	EUR	500	537
Equifax, Inc., 3.10%, 05/15/2030		1,800	1,612
ERAC USA Finance LLC,
3.85%, 11/15/2024 (e)		160	158
4.50%, 02/15/2045 (e)		400	363
4.60%, 05/01/2028 (e)		1,100	1,094
4.90%, 05/01/2033 (e)		865	866
7.00%, 10/15/2037 (e)		800	937
Experian Finance plc, (United Kingdom),
Reg. S, 0.74%, 10/29/2025	GBP	600	713
Reg. S, 1.38%, 06/25/2026	EUR	2,625	2,770
Reg. S, 3.25%, 04/07/2032	GBP	425	502
George Washington University (The), Series 2014, 4.30%, 09/15/2044		30	26
Global Payments, Inc., 4.88%, 03/17/2031	EUR	2,050	2,373
Holding d’Infrastructures de Transport SASU, (France),
Reg. S, 0.63%, 09/14/2028	EUR	300	292
Reg. S, 2.50%, 05/04/2027	EUR	1,600	1,714
Johns Hopkins University, Series A, 2.81%, 01/01/2060		600	395
ManpowerGroup, Inc.,
Reg. S, 1.75%, 06/22/2026	EUR	1,000	1,068
Reg. S, 3.50%, 06/30/2027	EUR	500	552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	75

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Commercial Services — continued
Massachusetts Institute of Technology,
3.89%, 07/01/2116		663	523
4.68%, 07/01/2114		650	620
Series F, 2.99%, 07/01/2050		20	15
Moody’s Corp., 1.75%, 03/09/2027	EUR	1,125	1,195
Northwestern University, Series 2020, 2.64%, 12/01/2050		10	7
President and Fellows of Harvard College, 2.52%, 10/15/2050		10	7
Prosegur Cash SA, (Spain), Reg. S, 1.38%, 02/04/2026	EUR	1,500	1,585
Quanta Services, Inc.,
2.35%, 01/15/2032		520	429
3.05%, 10/01/2041		150	110
RELX Capital, Inc.,
1.30%, 05/12/2025	EUR	500	536
4.75%, 05/20/2032		610	617
RELX Finance BV, (Netherlands),
Reg. S, 0.00%, 03/18/2024	EUR	100	110
Reg. S, 0.50%, 03/10/2028	EUR	500	500
Reg. S, 0.88%, 03/10/2032	EUR	15,400	14,349
Reg. S, 1.38%, 05/12/2026	EUR	1,000	1,066
Reg. S, 1.50%, 05/13/2027	EUR	4,500	4,754
Reg. S, 3.75%, 06/12/2031	EUR	12,000	13,775
Rentokil Initial Finance BV, (Netherlands), Reg. S, 4.38%, 06/27/2030	EUR	842	983
Rentokil Initial plc, (United Kingdom),
Reg. S, 0.50%, 10/14/2028	EUR	1,000	977
Reg. S, 5.00%, 06/27/2032	GBP	4,000	5,120
Rockefeller Foundation (The), Series 2020, 2.49%, 10/01/2050		5	3
S&P Global, Inc.,
2.30%, 08/15/2060		351	211
2.45%, 03/01/2027		335	316
5.25%, 09/15/2033 (e)		325	341
SGS Nederland Holding BV, (Netherlands), Reg. S, 0.13%, 04/21/2027	EUR	2,500	2,504
Thomas Jefferson University, 3.85%, 11/01/2057		50	38
Transurban Finance Co. Pty Ltd., (Australia),
Reg. S, 1.45%, 05/16/2029	EUR	2,000	2,010
Reg. S, 2.00%, 08/28/2025	EUR	3,000	3,234
Reg. S, 3.00%, 04/08/2030	EUR	3,100	3,348
Reg. S, 4.23%, 04/26/2033	EUR	4,050	4,706
Triton Container International Ltd. / TAL International Container Corp., (Bermuda), 3.25%, 03/15/2032		411	329
Trustees of Princeton University (The),
4.20%, 03/01/2052		1,295	1,199
Series 2020, 2.52%, 07/01/2050		20	14

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
University of Oxford, (United Kingdom), Reg. S, 2.54%, 12/08/2117	GBP	1,500	1,119
University of Southern California,
2.81%, 10/01/2050		20	14
4.98%, 10/01/2053		706	732
Series 21A, 2.95%, 10/01/2051		10	7
Verisk Analytics, Inc.,
5.50%, 06/15/2045		278	275
5.75%, 04/01/2033		117	126
Washington University (The),
4.35%, 04/15/2122		255	217
Series 2022, 3.52%, 04/15/2054		900	720
Wellcome Trust Ltd. (The), (United Kingdom),
Reg. S, 1.50%, 07/14/2071	GBP	1,500	855
Reg. S, 2.52%, 02/07/2118	GBP	200	150
West Nippon Expressway Co. Ltd., (Japan), Series 29, 0.31%, 02/12/2026	JPY	200,000	1,421
Worldline SA, (France), Reg. S, 0.25%, 09/18/2024	EUR	500	531

			161,234

Cosmetics/Personal Care — 0.3%
Colgate-Palmolive Co., 3.70%, 08/01/2047		170	149
Procter & Gamble Co. (The),
0.35%, 05/05/2030	EUR	2,800	2,664
0.63%, 10/30/2024	EUR	1,450	1,560
1.88%, 10/30/2038	EUR	1,125	1,089
4.88%, 05/11/2027	EUR	425	499
Reckitt Benckiser Treasury Services Nederland BV, (Netherlands), Reg. S,0.75%, 05/19/2030	EUR	200	194
Unilever Capital Corp., 5.00%, 12/08/2033		960	998
Unilever Finance Netherlands BV, (Netherlands),
Reg. S, 0.75%, 02/28/2026	EUR	2,475	2,610
Reg. S, 1.13%, 02/12/2027	EUR	825	866
Reg. S, 1.13%, 04/29/2028	EUR	1,000	1,031
Reg. S, 1.25%, 02/28/2031	EUR	1,500	1,479
Reg. S, 1.75%, 11/16/2028	EUR	6,000	6,326
Reg. S, 1.75%, 03/25/2030	EUR	6,000	6,213
Reg. S, 3.50%, 02/23/2035	EUR	7,150	8,238

			33,916

Food — 0.4%
General Mills, Inc.,
0.13%, 11/15/2025	EUR	1,000	1,042
0.45%, 01/15/2026	EUR	3,000	3,124
2.88%, 04/15/2030		446	403
Hershey Co. (The),
0.90%, 06/01/2025		255	242
1.70%, 06/01/2030		285	243

SEE NOTES TO FINANCIAL STATEMENTS.

76	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Food — continued
2.30%, 08/15/2026		70	66
2.65%, 06/01/2050		8	5
4.50%, 05/04/2033		333	336
Hormel Foods Corp., 1.70%, 06/03/2028		281	253
JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg Sarl, (Multinational), 7.25%, 11/15/2053 (e)		70	76
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., (Multinational),
3.00%, 05/15/2032		575	468
4.38%, 02/02/2052		43	32
5.75%, 04/01/2033		1,054	1,049
6.50%, 12/01/2052		350	353
Kellanova,
0.50%, 05/20/2029	EUR	1,500	1,435
1.00%, 05/17/2024	EUR	500	546
1.25%, 03/10/2025	EUR	500	538
Kerry Group Financial Services Unlimited Co., (Ireland), Reg. S, 2.38%, 09/10/2025	EUR	2,700	2,939
Kraft Heinz Foods Co.,
Reg. S, 1.50%, 05/24/2024	EUR	1,000	1,093
Reg. S, 2.25%, 05/25/2028	EUR	1,000	1,066
Reg. S, 4.13%, 07/01/2027	GBP	5,000	6,299
Kroger Co. (The), 3.95%, 01/15/2050		5	4
Mars, Inc., 2.38%, 07/16/2040 (e)		1,200	864
Mondelez International Holdings Netherlands BV, (Netherlands),
Reg. S, 0.25%, 09/09/2029	EUR	1,000	951
Reg. S, 0.38%, 09/22/2029	EUR	200	190
Reg. S, 0.63%, 09/09/2032	EUR	1,000	892
Mondelez International, Inc.,
0.25%, 03/17/2028	EUR	1,000	987
0.75%, 03/17/2033	EUR	500	446
1.50%, 02/04/2031		1,000	816
Nestle Finance International Ltd., (Luxembourg),
Reg. S, 0.00%, 06/14/2026	EUR	1,500	1,553
Reg. S, 0.38%, 05/12/2032	EUR	936	854
Reg. S, 1.25%, 03/29/2031	EUR	1,200	1,191
Reg. S, 3.00%, 03/15/2028	EUR	15	17
Nestle Holdings, Inc., Reg. S, 0.88%, 07/18/2025	EUR	50	53
REWE International Finance BV, (Netherlands), Reg. S, 4.88%, 09/13/2030	EUR	5,400	6,314
Tesco Corporate Treasury Services plc, (United Kingdom),
Reg. S, 0.88%, 05/29/2026	EUR	1,500	1,568
Reg. S, 1.88%, 11/02/2028	GBP	1,300	1,459
Reg. S, 2.75%, 04/27/2030	GBP	825	929
Woolworths Group Ltd., (Australia), Reg. S, 0.38%, 11/15/2028	EUR	1,500	1,422

			42,118

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare — Products — 0.4%
Abbott Laboratories, 4.90%, 11/30/2046		255	262
Agilent Technologies, Inc.,
2.30%, 03/12/2031		425	369
2.75%, 09/15/2029		32	29
3.05%, 09/22/2026		275	263
Alcon Finance BV, (Netherlands), Reg. S, 2.38%, 05/31/2028	EUR	200	213
American Medical Systems Europe BV, (Netherlands), 0.75%, 03/08/2025	EUR	1,300	1,387
Becton Dickinson Euro Finance Sarl, (Luxembourg),
1.21%, 06/04/2026	EUR	825	869
1.34%, 08/13/2041	EUR	2,000	1,519
Boston Scientific Corp.,
0.63%, 12/01/2027	EUR	800	807
3.45%, 03/01/2024		44	44
6.50%, 11/15/2035		75	85
Danaher Corp., 2.80%, 12/10/2051		105	73
DH Europe Finance II Sarl, (Luxembourg),
0.20%, 03/18/2026	EUR	3,775	3,912
3.40%, 11/15/2049		30	24
Edwards Lifesciences Corp., 4.30%, 06/15/2028		705	695
EssilorLuxottica SA, (France), Reg. S, 0.38%, 01/05/2026	EUR	600	629
Medtronic Global Holdings SCA, (Luxembourg),
1.13%, 03/07/2027	EUR	4,000	4,173
1.63%, 10/15/2050	EUR	900	675
1.75%, 07/02/2049	EUR	900	697
3.00%, 10/15/2028	EUR	3,400	3,761
3.38%, 10/15/2034	EUR	4,200	4,676
Molnlycke Holding AB, (Sweden), Reg. S, 1.88%, 02/28/2025	EUR	1,900	2,048
Smith & Nephew plc, (United Kingdom), 4.57%, 10/11/2029	EUR	1,500	1,756
Stryker Corp.,
1.00%, 12/03/2031	EUR	1,300	1,213
3.38%, 12/11/2028	EUR	2,200	2,462
4.85%, 12/08/2028		330	334
Thermo Fisher Scientific Finance I BV, (Netherlands), 1.13%, 10/18/2033	EUR	1,000	917
Thermo Fisher Scientific, Inc.,
1.22%, 10/18/2024		80	77
1.88%, 10/01/2049	EUR	900	710
5.00%, 01/31/2029		215	221
Werfen SA, (Spain), Reg. S, 0.50%, 10/28/2026	EUR	1,200	1,215
Zimmer Biomet Holdings, Inc.,
1.16%, 11/15/2027	EUR	1,000	1,023
2.43%, 12/13/2026	EUR	500	541

			37,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	77

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Healthcare — Services — 0.3%
Advocate Health & Hospitals Corp., 3.39%, 10/15/2049		35	27
Aetna, Inc., 3.50%, 11/15/2024		58	57
AHS Hospital Corp., Series 2021, 2.78%, 07/01/2051		755	506
Allina Health System, Series 2019, 3.89%, 04/15/2049		40	34
Ascension Health, 3.95%, 11/15/2046		140	121
Banner Health, 2.91%, 01/01/2042		100	74
Beth Israel Lahey Health, Inc., Series L, 3.08%, 07/01/2051		7	4
City of Hope, Series 2013, 5.62%, 11/15/2043		35	35
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114		1,000	944
CommonSpirit Health, 3.91%, 10/01/2050		368	291
Duke University Health System, Inc., Series 2017, 3.92%, 06/01/2047		50	43
Elevance Health, Inc.,
3.35%, 12/01/2024		100	98
4.90%, 02/08/2026		130	130
Eurofins Scientific SE, (Luxembourg), Reg. S, 2.13%, 07/25/2024	EUR	796	868
Hackensack Meridian Health, Inc.,
Series 2020, 2.68%, 09/01/2041		1,385	990
Series 2020, 2.88%, 09/01/2050		35	24
HCA, Inc.,
3.13%, 03/15/2027		2,560	2,428
4.63%, 03/15/2052		755	645
5.13%, 06/15/2039		355	339
5.25%, 06/15/2049		285	266
5.38%, 02/01/2025		375	374
Health Care Service Corp. A Mutual Legal Reserve Co., 2.20%, 06/01/2030 (e)		1,400	1,194
Humana, Inc.,
3.70%, 03/23/2029		80	77
5.75%, 03/01/2028		409	425
5.75%, 12/01/2028		495	517
IQVIA, Inc.,
5.70%, 05/15/2028 (e)		580	589
6.25%, 02/01/2029 (e)		1,117	1,167
Kaiser Foundation Hospitals,
4.15%, 05/01/2047		1,200	1,064
Series 2021, 3.00%, 06/01/2051		250	179
Lonza Finance International NV, (Belgium), Reg. S, 1.63%, 04/21/2027	EUR	2,800	2,961
Mayo Clinic,
3.77%, 11/15/2043		30	26
Series 2013, 4.00%, 11/15/2047		25	22
Series 2021, 3.20%, 11/15/2061		440	304
Memorial Health Services, 3.45%, 11/01/2049		10	8

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Healthcare — Services — continued
Memorial Sloan-Kettering Cancer Center, 4.13%, 07/01/2052	50	44
Methodist Hospital (The), Series 20A, 2.71%, 12/01/2050	1,500	999
MultiCare Health System, 2.80%, 08/15/2050	1,000	635
MyMichigan Health, Series 2020, 3.41%, 06/01/2050	1,498	1,107
New York and Presbyterian Hospital (The),
2.26%, 08/01/2040	1,090	754
4.02%, 08/01/2045	70	60
Northwell Healthcare, Inc., 4.26%, 11/01/2047	25	21
OhioHealth Corp.,
2.30%, 11/15/2031	830	700
2.83%, 11/15/2041	370	276
Series 2020, 3.04%, 11/15/2050	535	394
PeaceHealth Obligated Group,
Series 2020, 1.38%, 11/15/2025	700	650
Series 2020, 3.22%, 11/15/2050	749	492
Piedmont Healthcare, Inc.,
2.86%, 01/01/2052	3	2
Series 2032, 2.04%, 01/01/2032	470	378
Series 2042, 2.72%, 01/01/2042	453	328
Presbyterian Healthcare Services, 4.88%, 08/01/2052	100	100
Providence St Joseph Health Obligated Group, Series 21A, 2.70%, 10/01/2051	150	91
Roche Holdings, Inc., 5.59%, 11/13/2033 (e) (jj)	1,650	1,783
Sentara Healthcare, Series 2021, 2.93%, 11/01/2051	2,365	1,636
Texas Health Resources, 2.33%, 11/15/2050	750	459
Trinity Health Corp., Series 2021, 2.63%, 12/01/2040	233	169
UMass Memorial Health Care Obligated Group, 5.36%, 07/01/2052	5	5
UnitedHealth Group, Inc.,
2.00%, 05/15/2030	160	138
2.95%, 10/15/2027	130	123
3.13%, 05/15/2060	160	114
3.45%, 01/15/2027	70	68
3.70%, 05/15/2027	75	73
3.70%, 08/15/2049	1,100	896
3.75%, 07/15/2025	20	20
3.85%, 06/15/2028	70	69
3.88%, 08/15/2059	50	41
4.25%, 01/15/2029	370	370
4.50%, 04/15/2033	150	149
5.00%, 10/15/2024	30	30
5.20%, 04/15/2063	1,350	1,384

SEE NOTES TO FINANCIAL STATEMENTS.

78	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Healthcare — Services — continued
5.25%, 02/15/2028		320	331
5.30%, 02/15/2030		209	219
5.35%, 02/15/2033		330	350
5.88%, 02/15/2053		130	148
6.05%, 02/15/2063		520	602
Universal Health Services, Inc.,
2.65%, 10/15/2030		1,423	1,209
2.65%, 01/15/2032		257	211
West Virginia United Health System Obligated Group, Series 2020, 3.13%, 06/01/2050		50	34
Yale-New Haven Health Services Corp., Series 2020, 2.50%, 07/01/2050		50	31

			34,524

Household Products/Wares — 0.1%
Clorox Co. (The), 1.80%, 05/15/2030		10	8
Henkel AG & Co. KGaA, (Germany), Reg. S, 0.50%, 11/17/2032	EUR	1,000	916
Kimberly-Clark Corp.,	EUR	1,500	1,619
0.63%, 09/07/2024
2.88%, 02/07/2050		165	119
3.10%, 03/26/2030		48	45
3.20%, 04/25/2029		55	52
Reckitt Benckiser Treasury Services plc, (United Kingdom), Reg. S, 1.75%, 05/19/2032	GBP	2,175	2,322

			5,081

Pharmaceuticals — 0.9%
AbbVie, Inc.,
3.20%, 11/21/2029 (jj)		4,960	4,642
4.05%, 11/21/2039		195	177
4.25%, 11/21/2049		99	89
4.40%, 11/06/2042		25	23
AstraZeneca Finance LLC,
0.70%, 05/28/2024		105	103
1.75%, 05/28/2028		480	430
AstraZeneca plc, (United Kingdom),
Reg. S, 0.38%, 06/03/2029	EUR	1,500	1,457
Reg. S, 1.25%, 05/12/2028	EUR	1,000	1,038
1.38%, 08/06/2030		300	249
4.38%, 11/16/2045		90	85
Bayer AG, (Germany),
Reg. S, 0.63%, 07/12/2031	EUR	1,200	1,046
Reg. S, 1.13%, 01/06/2030	EUR	1,000	950
Bayer Capital Corp. BV, (Netherlands), Reg. S, 2.13%, 12/15/2029	EUR	600	607
Becton Dickinson & Co.,
3.79%, 05/20/2050		100	82
4.30%, 08/22/2032		35	34
Bristol-Myers Squibb Co.,
1.45%, 11/13/2030		187	154

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pharmaceuticals — continued
2.35%, 11/13/2040		75	52
2.55%, 11/13/2050		138	88
3.40%, 07/26/2029		695	660
3.45%, 11/15/2027		53	51
3.70%, 03/15/2052		340	268
3.90%, 03/15/2062		223	175
4.13%, 06/15/2039		511	462
4.55%, 02/20/2048		4	4
6.40%, 11/15/2063		820	954
Cardinal Health, Inc.,
3.08%, 06/15/2024		10	10
4.37%, 06/15/2047		175	150
4.50%, 11/15/2044		45	39
Cencora, Inc.,
2.70%, 03/15/2031		455	400
3.25%, 03/01/2025		640	626
3.45%, 12/15/2027		5	5
4.25%, 03/01/2045		211	185
4.30%, 12/15/2047		42	38
Cigna Group (The),
2.40%, 03/15/2030		75	66
4.90%, 12/15/2048		800	761
CVS Health Corp., 5.05%, 03/25/2048		1,200	1,127
Eli Lilly & Co.,
0.50%, 09/14/2033	EUR	1,500	1,348
0.63%, 11/01/2031	EUR	4,800	4,540
1.13%, 09/14/2051	EUR	2,717	1,948
1.38%, 09/14/2061	EUR	420	289
1.63%, 06/02/2026	EUR	1,500	1,607
1.70%, 11/01/2049	EUR	2,500	2,081
2.13%, 06/03/2030	EUR	3,500	3,745
4.88%, 02/27/2053		260	271
4.95%, 02/27/2063		100	104
GlaxoSmithKline Capital plc, (United Kingdom),
5.25%, 12/19/2033	GBP	640	891
Reg. S, 5.25%, 04/10/2042	GBP	150	204
Johnson & Johnson,
0.95%, 09/01/2027		105	94
1.15%, 11/20/2028	EUR	1,000	1,038
2.45%, 09/01/2060		290	187
McKesson Corp.,
0.90%, 12/03/2025		70	65
1.50%, 11/17/2025	EUR	1,000	1,069
1.63%, 10/30/2026	EUR	2,000	2,126
3.13%, 02/17/2029	GBP	1,925	2,321
Merck & Co., Inc.,
0.50%, 11/02/2024	EUR	1,000	1,075
1.38%, 11/02/2036	EUR	1,000	916
1.88%, 10/15/2026	EUR	1,900	2,039
2.35%, 06/24/2040		50	36
2.50%, 10/15/2034	EUR	500	535

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	79

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Pharmaceuticals — continued
2.75%, 12/10/2051		30	21
2.90%, 12/10/2061		355	239
3.40%, 03/07/2029		280	269
3.70%, 02/10/2045		60	51
3.90%, 03/07/2039		150	137
4.00%, 03/07/2049		40	35
4.30%, 05/17/2030		200	200
4.90%, 05/17/2044		485	492
5.00%, 05/17/2053		120	124
5.15%, 05/17/2063		275	288
Merck Financial Services GmbH, (Germany), Reg. S, 0.13%, 07/16/2025	EUR	1,000	1,050
Mylan, Inc., 5.20%, 04/15/2048		30	25
Novartis Capital Corp.,
2.75%, 08/14/2050		405	294
3.10%, 05/17/2027		37	36
Novartis Finance SA, (Luxembourg),
Reg. S, 0.00%, 09/23/2028	EUR	7,000	6,834
Reg. S, 0.63%, 09/20/2028	EUR	1,000	1,014
Reg. S, 1.13%, 09/30/2027	EUR	1,000	1,053
Reg. S, 1.38%, 08/14/2030	EUR	1,000	1,013
Reg. S, 1.70%, 08/14/2038	EUR	1,000	950
Novo Nordisk Finance Netherlands BV, (Netherlands),
Reg. S, 0.75%, 03/31/2025	EUR	1,000	1,070
Reg. S, 1.13%, 09/30/2027	EUR	1,000	1,046
Reg. S, 1.38%, 03/31/2030	EUR	1,000	1,026
Pfizer Investment Enterprises Pte Ltd., (Singapore), 5.34%, 05/19/2063		46	47
Pfizer, Inc.,
2.75%, 06/03/2026		145	139
3.00%, 12/15/2026		533	514
5.60%, 09/15/2040		30	32
Roche Finance Europe BV, (Netherlands), Reg. S, 0.88%, 02/25/2025	EUR	1,600	1,722
Sandoz Finance BV, (Netherlands), Reg. S, 4.50%, 11/17/2033	EUR	20,000	23,421
Sanofi SA, (France), Series 20FX, Reg. S, 1.88%, 03/21/2038	EUR	800	778
Upjohn Finance BV, (Netherlands),
Reg. S, 1.02%, 06/23/2024	EUR	1,000	1,087
Reg. S, 1.36%, 06/23/2027	EUR	1,000	1,024
Utah Acquisition Sub, Inc., Reg. S, 2.25%, 11/22/2024	EUR	1,000	1,085
Viatris, Inc.,
3.85%, 06/22/2040		2,200	1,641
4.00%, 06/22/2050		140	99
Zoetis, Inc.,
3.90%, 08/20/2028		40	39
4.70%, 02/01/2043		188	180
5.40%, 11/14/2025		330	333

			95,224

Total Consumer Non-cyclical			561,979

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Energy — 1.6%
Coal — 0.0% (g)
Teck Resources Ltd., (Canada), 5.40%, 02/01/2043		1,100	1,052

Energy — Alternate Sources — 0.1%
ERG SpA, (Italy),
Reg. S, 0.50%, 09/11/2027	EUR	5,000	4,982
Reg. S, 0.88%, 09/15/2031	EUR	1,300	1,152

			6,134

Oil & Gas — 1.0%
Aker BP ASA, (Norway),
2.00%, 07/15/2026 (e)		915	844
3.10%, 07/15/2031 (e)		1,585	1,358
5.60%, 06/13/2028 (e)		795	811
6.00%, 06/13/2033 (e)		715	744
Apache Corp., 5.10%, 09/01/2040		220	188
BP Capital Markets BV, (Netherlands), Reg. S, 4.32%, 05/12/2035	EUR	4,150	4,858
BP Capital Markets plc, (United Kingdom),
Reg. S, 1.64%, 06/26/2029	EUR	1,000	1,024
Reg. S, 2.27%, 07/03/2026	GBP	2,000	2,438
Reg. S, (EUR Swap Rate 5 Year + 3.52%), 3.25%, 03/22/2026 (x) (aa)	EUR	1,500	1,598
Reg. S, (EUR Swap Rate 5 Year + 3.78%), 3.63%, 03/22/2029 (x) (aa)	EUR	1,300	1,343
Reg. S, (UK Gilts 5 Year + 3.89%), 4.25%, 03/22/2027 (x) (aa)	GBP	7,900	9,441
Canadian Natural Resources Ltd., (Canada),
3.85%, 06/01/2027		39	38
6.50%, 02/15/2037		410	437
Cepsa Finance SA, (Spain), Reg. S, 2.25%, 02/13/2026	EUR	100	107
Chevron Corp., 1.55%, 05/11/2025		75	72
Chevron USA, Inc.,
1.02%, 08/12/2027		100	89
2.34%, 08/12/2050		244	156
CNOOC Petroleum North America ULC, (Canada), 6.40%, 05/15/2037		60	67
ConocoPhillips Co.,
5.55%, 03/15/2054		50	53
5.70%, 09/15/2063		635	691
Continental Resources, Inc., 4.90%, 06/01/2044		35	28
Devon Energy Corp., 5.88%, 06/15/2028		1,750	1,769
Diamondback Energy, Inc.,
3.13%, 03/24/2031		2,400	2,136
6.25%, 03/15/2033		350	374
Eni SpA, (Italy),
Reg. S, 0.63%, 01/23/2030	EUR	500	475
Reg. S, 1.00%, 03/14/2025	EUR	443	475
Reg. S, 1.00%, 10/11/2034	EUR	1,900	1,623
Reg. S, 1.25%, 05/18/2026	EUR	9,200	9,729

SEE NOTES TO FINANCIAL STATEMENTS.

80	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Oil & Gas — continued
Reg. S, 1.50%, 02/02/2026	EUR	1,000	1,062
Reg. S, 1.50%, 01/17/2027	EUR	2,700	2,846
Reg. S, 1.63%, 05/17/2028	EUR	1,000	1,039
Reg. S, 2.00%, 05/18/2031	EUR	500	506
EOG Resources, Inc., 4.38%, 04/15/2030		110	110
EQT Corp., 5.70%, 04/01/2028		95	97
7.00%, 02/01/2030		3	3
Equinor ASA, (Norway),
Reg. S, 0.75%, 11/09/2026	EUR	1,000	1,040
Reg. S, 1.38%, 05/22/2032	EUR	825	803
1.75%, 01/22/2026		200	189
2.38%, 05/22/2030		260	233
3.25%, 11/18/2049		30	23
3.63%, 04/06/2040		1,800	1,559
3.70%, 04/06/2050		165	137
Reg. S, 6.88%, 03/11/2031	GBP	150	223
Exxon Mobil Corp.,
0.14%, 06/26/2024	EUR	1,500	1,626
0.84%, 06/26/2032	EUR	1,050	960
1.41%, 06/26/2039	EUR	1,205	985
3.45%, 04/15/2051		484	381
Helmerich & Payne, Inc., 2.90%, 09/29/2031		700	590
Hess Corp.,
3.50%, 07/15/2024		10	10
5.60%, 02/15/2041		120	127
5.80%, 04/01/2047		16	17
Marathon Petroleum Corp.,
3.80%, 04/01/2028		250	239
4.50%, 04/01/2048		115	96
5.00%, 09/15/2054		125	111
MOL Hungarian Oil & Gas plc, (Hungary), Reg. S, 1.50%, 10/08/2027	EUR	7,200	7,186
ORLEN SA, (Poland), Reg. S, 1.13%, 05/27/2028	EUR	1,300	1,293
Ovintiv, Inc.,
5.65%, 05/15/2025		735	738
5.65%, 05/15/2028		715	730
Petroleos Mexicanos, (Mexico), (CME Term SOFR 3 Month + 0.69%), 6.07%, 02/15/2024 (aa)		75	75
Pioneer Natural Resources Co.,
1.90%, 08/15/2030		1,050	893
5.10%, 03/29/2026		820	826
Santos Finance Ltd., (Australia), 6.88%, 09/19/2033 (e)		700	742
Shell International Finance BV, (Netherlands),
Reg. S, 1.63%, 01/20/2027	EUR	3,900	4,142
Reg. S, 1.88%, 09/15/2025	EUR	1,000	1,081
Reg. S, 1.88%, 04/07/2032	EUR	1,000	1,011

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas — continued
3.00%, 11/26/2051		78	56
6.38%, 12/15/2038		115	133
TotalEnergies Capital International SA, (France),
Reg. S, 0.95%, 05/18/2031	EUR	1,000	961
Reg. S, 1.38%, 10/04/2029	EUR	2,000	2,029
Reg. S, 1.49%, 09/04/2030	EUR	1,000	1,008
Reg. S, 1.54%, 05/31/2039	EUR	1,000	876
Reg. S, 1.62%, 05/18/2040	EUR	1,000	867
TotalEnergies SE, (France),
Reg. S, (EUR Swap Rate 5 Year + 1.90%), 2.00%, 01/17/2027 (x) (aa)	EUR	2,000	2,034
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.00%, 06/04/2030 (x) (aa)	EUR	1,900	1,770
Reg. S, (EUR Swap Rate 5 Year + 2.94%), 3.25%, 07/17/2036 (x) (aa)	EUR	500	456
Reg. S, (EUR Swap Rate 5 Year + 3.35%), 3.37%, 10/06/2026 (x) (aa)	EUR	3,500	3,761
Series NC7, Reg. S, (EUR Swap Rate 5 Year + 1.99%), 1.63%, 10/25/2027 (x) (aa)	EUR	1,000	987
Series NC12, Reg. S, (EUR Swap Rate 5 Year + 2.51%), 2.13%, 07/25/2032 (x) (aa)	EUR	3,550	3,131
Var Energi ASA, (Norway),
5.00%, 05/18/2027 (e)		1,600	1,561
Reg. S, 5.50%, 05/04/2029	EUR	4,175	4,930

			101,255

Oil & Gas Services — 0.0% (g)
Schlumberger Finance BV, (Netherlands),
Reg. S, 0.00%, 10/15/2024	EUR	1,000	1,071
Reg. S, 0.25%, 10/15/2027	EUR	1,500	1,497
Reg. S, 0.50%, 10/15/2031	EUR	500	456
Schlumberger Finance Canada Ltd., (Canada), 1.40%, 09/17/2025		30	29
Schlumberger Finance France SAS, (France), Reg. S, 1.00%, 02/18/2026	EUR	500	528

			3,581

Pipelines — 0.5%
Cheniere Corpus Christi Holdings LLC,
3.70%, 11/15/2029		88	83
5.88%, 03/31/2025		485	486
Cheniere Energy, Inc., 4.63%, 10/15/2028		860	839
Colonial Enterprises, Inc., 3.25%, 05/15/2030 (e)		1,330	1,209

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	81

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE ($)
Long Positions — continued
Corporate Bonds — continued
Pipelines — continued
Columbia Pipeline Group, Inc., 4.50%, 06/01/2025		20	20
Columbia Pipelines Operating Co. LLC,
5.93%, 08/15/2030 (e)		185	192
6.04%, 11/15/2033 (e)		280	294
6.50%, 08/15/2043 (e)		490	526
DCP Midstream Operating LP,
3.25%, 02/15/2032		15	13
5.13%, 05/15/2029		1,500	1,498
5.38%, 07/15/2025		70	70
Enbridge, Inc., (Canada), 5.97%, 03/08/2026		165	165
Energy Transfer LP,
4.20%, 04/15/2027		5,830	5,667
5.55%, 02/15/2028		1,210	1,234
5.75%, 02/15/2033		1,455	1,501
6.05%, 12/01/2026		1,710	1,758
6.40%, 12/01/2030		620	663
6.55%, 12/01/2033		230	250
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)		1,490	1,416
Enterprise Products Operating LLC, 3.75%, 02/15/2025		50	49
3.90%, 02/15/2024		50	50
4.15%, 10/16/2028		150	148
4.20%, 01/31/2050		40	35
5.10%, 02/15/2045		1,700	1,674
(CME Term SOFR 3 Month + 2.83%), 5.38%, 02/15/2078 (aa)		600	538
Kinder Morgan Energy Partners LP, 4.70%, 11/01/2042		850	731
Kinder Morgan, Inc.,
1.75%, 11/15/2026		390	359
2.25%, 03/16/2027	EUR	1,500	1,590
Magellan Midstream Partners LP,
3.95%, 03/01/2050		105	81
5.00%, 03/01/2026		410	409
MPLX LP,
1.75%, 03/01/2026		400	374
2.65%, 08/15/2030		2,495	2,156
4.13%, 03/01/2027		438	429
4.50%, 04/15/2038		75	67
4.70%, 04/15/2048		1,652	1,427
4.88%, 06/01/2025		2,340	2,325
4.90%, 04/15/2058		90	77
4.95%, 03/14/2052		1,395	1,246
5.20%, 03/01/2047		10	9
5.50%, 02/15/2049		520	505
5.65%, 03/01/2053		65	65
ONEOK, Inc.,
2.20%, 09/15/2025		1,100	1,045
3.40%, 09/01/2029		1,510	1,393
4.45%, 09/01/2049		2,662	2,240
5.65%, 11/01/2028		295	305

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Pipelines — continued
5.85%, 01/15/2026		245	249
6.05%, 09/01/2033		1,100	1,166
6.10%, 11/15/2032		241	257
6.35%, 01/15/2031		90	96
7.15%, 01/15/2051		67	77
Plains All American Pipeline LP / PAA Finance Corp.,
3.55%, 12/15/2029		340	313
4.70%, 06/15/2044		58	49
4.90%, 02/15/2045		172	149
Sabine Pass Liquefaction LLC, 4.50%, 05/15/2030		300	293
Targa Resources Corp., 4.95%, 04/15/2052		835	735
5.20%, 07/01/2027		965	970
6.13%, 03/15/2033		380	401
6.50%, 02/15/2053		520	564
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.00%, 01/15/2028		599	592
Transcontinental Gas Pipe Line Co. LLC,
3.25%, 05/15/2030		80	73
4.00%, 03/15/2028		20	19
7.85%, 02/01/2026		428	448
Western Midstream Operating LP,
4.05%, 02/01/2030		585	549
4.50%, 03/01/2028		1,200	1,161
4.65%, 07/01/2026		480	471
6.15%, 04/01/2033		330	343
6.35%, 01/15/2029		30	31
Williams Cos., Inc. (The),
3.50%, 11/15/2030		1,900	1,743
5.30%, 08/15/2028		2,350	2,407
5.30%, 08/15/2052		40	39
5.80%, 11/15/2043		15	15

			50,421

Total Energy			162,443

Financial — 17.9%
Banks — 12.8%
ABN AMRO Bank NV, (Netherlands),
Reg. S, 0.40%, 09/17/2041	EUR	100	69
Reg. S, 0.60%, 01/15/2027	EUR	10,000	10,185
Reg. S, 1.25%, 01/10/2033	EUR	100	97
Reg. S, 1.38%, 01/16/2025	GBP	1,500	1,836
Reg. S, 1.38%, 01/12/2037	EUR	100	91
Reg. S, 1.45%, 04/12/2038	EUR	100	90
Reg. S, 4.38%, 10/20/2028	EUR	12,700	14,533
(CMT Index 1 Year + 1.65%), 6.34%, 09/18/2027 (e) (aa)		1,100	1,125
(CMT Index 1 Year + 1.55%), 6.58%, 10/13/2026 (e) (aa)		2,100	2,132
Achmea Bank NV, (Netherlands), Reg. S, 0.50%, 02/20/2026	EUR	100	105

SEE NOTES TO FINANCIAL STATEMENTS.

82	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Aegon Bank NV, (Netherlands), Reg. S, 0.01%, 11/16/2025	EUR	100	104
AIB Group plc, (Ireland),
Reg. S, (EUR Swap Rate 1 Year + 1.30%), 2.25%, 04/04/2028 (aa)	EUR	1,000	1,058
Reg. S, (EUR Swap Rate 1 Year + 2.00%), 3.63%, 07/04/2026 (aa)	EUR	1,500	1,656
AMCO—Asset Management Co. SpA, (Italy),
Reg. S, 0.75%, 04/20/2028	EUR	163	158
Reg. S, 1.38%, 01/27/2025	EUR	100	107
ANZ New Zealand Int’l Ltd., (New Zealand), Reg. S, 0.20%, 09/23/2027	EUR	6,000	5,921
Argenta Spaarbank NV, (Belgium), Reg. S, 3.38%, 06/22/2028	EUR	100	113
Arion Banki HF, (Iceland),
Reg. S, 0.05%, 10/05/2026	EUR	100	101
Reg. S, 0.38%, 07/14/2025	EUR	2,950	3,052
ASB Bank Ltd., (New Zealand),
Reg. S, 0.25%, 09/08/2028	EUR	1,000	960
Reg. S, 0.50%, 09/24/2029	EUR	1,000	950
Australia & New Zealand Banking Group Ltd., (Australia),
Reg. S, 0.25%, 03/17/2025	EUR	100	106
Reg. S, (EUR Swap Rate 5 Year + 1.12%), 0.67%, 05/05/2031 (aa)	EUR	2,925	2,958
Banca Monte dei Paschi di Siena SpA, (Italy), Reg. S, 0.88%, 10/08/2026	EUR	3,504	3,606
Banco Bilbao Vizcaya Argentaria SA, (Spain),
Reg. S, (ICE LIBOR EUR 3 Month + 0.52%), 0.13%, 03/24/2027 (aa)	EUR	6,700	6,885
Reg. S, 0.38%, 10/02/2024	EUR	1,000	1,076
Reg. S, 0.38%, 11/15/2026	EUR	1,000	1,022
Reg. S, 0.50%, 01/14/2027	EUR	1,000	1,018
Reg. S, 1.00%, 06/21/2026	EUR	1,000	1,048
Reg. S, (EUR Swap Rate 5 Year + 1.27%), 1.00%, 01/16/2030 (aa)	EUR	1,000	1,061
Reg. S, 1.38%, 05/14/2025	EUR	1,000	1,070
Reg. S, 1.75%, 11/26/2025	EUR	10,900	11,701
Reg. S, 3.38%, 09/20/2027	EUR	6,800	7,572
Reg. S, 3.50%, 02/10/2027	EUR	500	552
Reg. S, (UK Gilts 5 Year + 3.60%), 8.25%, 11/30/2033 (aa)	GBP	10,000	13,702
Banco BPI SA, (Portugal), Reg. S, 3.63%, 07/04/2028	EUR	1,600	1,810
Banco de Sabadell SA, (Spain),
Reg. S, (EUR Swap Rate 1 Year + 0.97%), 0.63%, 11/07/2025 (aa)	EUR	3,700	3,968
Reg. S, 0.88%, 07/22/2025	EUR	7,500	7,964
Reg. S, (EUR Swap Rate 1 Year + 1.55%), 1.13%, 03/11/2027 (aa)	EUR	2,900	3,037
Reg. S, 1.75%, 05/30/2029	EUR	100	103

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, (EUR Swap Rate 1 Year + 2.20%), 2.63%, 03/24/2026 (aa)	EUR	1,500	1,623
Banco Santander SA, (Spain),
Reg. S, 0.01%, 02/27/2025	EUR	100	106
Reg. S, 0.10%, 02/27/2032	EUR	200	175
Reg. S, 0.20%, 02/11/2028	EUR	5,900	5,759
Reg. S, 1.00%, 04/07/2025	EUR	100	107
Reg. S, 1.13%, 10/25/2028	EUR	100	102
Reg. S, 1.38%, 01/05/2026	EUR	200	212
Reg. S, 1.63%, 10/22/2030	EUR	1,900	1,805
Reg. S, 2.38%, 09/08/2027	EUR	100	108
2.75%, 05/28/2025		200	193
Reg. S, (EUR Swap Rate 1 Year + 1.05%), 3.63%, 09/27/2026 (aa)	EUR	2,000	2,211
Reg. S, 3.88%, 01/16/2028	EUR	10,000	11,297
Reg. S, 5.13%, 01/25/2030	GBP	1,000	1,294
5.29%, 08/18/2027		200	201
5.59%, 08/08/2028		800	816
6.92%, 08/08/2033		1,000	1,068
6.94%, 11/07/2033		2,400	2,668
Series DIP, Reg. S, 3.25%, 04/04/2026	EUR	10,000	10,962
Bank of America Corp.,
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.81%, 05/09/2026 (aa)	EUR	1,900	2,015
(United States SOFR + 0.65%), 1.53%, 12/06/2025 (aa)		25	24
Reg. S, (ICE LIBOR EUR 3 Month + 0.89%), 1.66%, 04/25/2028 (aa)	EUR	2,340	2,441
Reg. S, (UK Gilts 1 Year + 1.10%), 1.67%, 06/02/2029 (aa)	GBP	2,000	2,239
(United States SOFR + 0.96%), 1.73%, 07/22/2027 (aa)		1,465	1,343
Reg. S, (ICE LIBOR EUR 3 Month + 0.91%), 1.95%, 10/27/2026 (aa)	EUR	2,000	2,142
(United States SOFR + 1.06%), 2.09%, 06/14/2029 (aa)		1,500	1,323
(United States SOFR + 1.22%), 2.30%, 07/21/2032 (aa)		1,000	818
Reg. S, 2.30%, 07/25/2025	GBP	1,000	1,222
(CME Term SOFR 3 Month + 1.25%), 2.50%, 02/13/2031 (aa)		3,300	2,838
(United States SOFR + 1.21%), 2.57%, 10/20/2032 (aa)		2,605	2,164
(United States SOFR + 1.93%), 2.68%, 06/19/2041 (aa)		1,920	1,380
(United States SOFR + 1.32%), 2.69%, 04/22/2032 (aa)		2,150	1,819
(CME Term SOFR 3 Month + 1.45%), 2.88%, 10/22/2030 (aa)		65	58
(CME Term SOFR 3 Month + 1.35%), 3.09%, 10/01/2025 (aa)		10	10
(United States SOFR + 1.58%), 3.31%, 04/22/2042 (aa)		60	47
(United States SOFR + 1.33%), 3.38%, 04/02/2026 (aa)		1,000	973

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	83

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(CME Term SOFR 3 Month + 1.30%), 3.42%, 12/20/2028 (aa)		350	329
Reg. S, (UK Gilts 1 Year + 1.75%), 3.58%, 04/27/2031 (aa)	GBP	1,500	1,787
(United States SOFR + 1.11%), 3.84%, 04/25/2025 (aa)		1,235	1,227
(CME Term SOFR 3 Month + 1.33%), 3.97%, 03/05/2029 (aa)		1,140	1,089
4.00%, 01/22/2025		4,200	4,144
(CME Term SOFR 3 Month + 1.58%), 4.08%, 04/23/2040 (aa)		100	88
(CME Term SOFR 3 Month + 3.41%), 4.08%, 03/20/2051 (aa)		50	42
(United States SOFR + 1.58%), 4.38%, 04/27/2028 (aa)		1,340	1,310
(United States SOFR + 1.75%), 4.83%, 07/22/2026 (aa)		115	114
4.88%, 04/01/2044		25	24
(United States SOFR + 2.04%), 4.95%, 07/22/2028 (aa)		1,720	1,721
5.00%, 01/21/2044		20	20
(United States SOFR + 2.16%), 5.02%, 07/22/2033 (aa)		470	466
(United States SOFR + 1.63%), 5.20%, 04/25/2029 (aa)		250	252
(United States SOFR + 1.91%), 5.29%, 04/25/2034 (aa)		1,351	1,358
(United States SOFR + 1.99%), 6.20%, 11/10/2028 (aa)		205	214
Reg. S, 7.00%, 07/31/2028	GBP	650	914
Series N, (United States SOFR + 1.22%), 2.65%, 03/11/2032 (aa)		1,000	846
Series N, (United States SOFR + 1.65%), 3.48%, 03/13/2052 (aa)		180	139
Bank of Montreal, (Canada),
Reg. S, 0.05%, 06/08/2029	EUR	100	95
Reg. S, 0.13%, 01/26/2027	EUR	1,800	1,823
Reg. S, 1.00%, 04/05/2026	EUR	100	106
2.65%, 03/08/2027		30	28
3.70%, 06/07/2025		370	363
5.30%, 06/05/2026		130	131
5.72%, 09/25/2028		230	238
5.92%, 09/25/2025		180	183
Bank of New York Mellon Corp. (The),
2.05%, 01/26/2027		3	3
3.00%, 10/30/2028		29	27
(United States SOFR + 1.15%), 3.99%, 06/13/2028 (aa)		6	6
(United States SOFR + 1.35%), 4.41%, 07/24/2026 (aa)		163	161
(United States SOFR + 1.17%), 4.54%, 02/01/2029 (aa)		210	209
(United States SOFR + 1.51%), 4.71%, 02/01/2034 (aa)		100	98

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(SOFR Compounded Index + 1.80%), 5.80%, 10/25/2028 (aa)		37	38
Bank of New Zealand, (New Zealand), Reg. S, 2.55%, 06/29/2027	EUR	100	109
Bank of Nova Scotia (The), (Canada),
Reg. S, 0.01%, 01/14/2027	EUR	1,900	1,922
Reg. S, 0.38%, 03/26/2030	EUR	100	94
1.05%, 03/02/2026		170	157
3.45%, 04/11/2025		510	499
Bankinter SA, (Spain),
Reg. S, 0.88%, 07/08/2026	EUR	3,000	3,113
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.25%, 12/23/2032 (aa)		EUR 3,600	3,539
Banque Federative du Credit Mutuel SA, (France),
Reg. S, 0.01%, 03/07/2025	EUR	1,000	1,057
Reg. S, 0.01%, 05/11/2026	EUR	1,000	1,026
Reg. S, 0.63%, 11/03/2028	EUR	1,000	965
Reg. S, 0.75%, 06/08/2026	EUR	1,000	1,039
Reg. S, 0.75%, 01/17/2030	EUR	1,000	933
Reg. S, 1.00%, 05/23/2025	EUR	4,000	4,266
Reg. S, 1.13%, 11/19/2031	EUR	600	535
Reg. S, 1.25%, 05/26/2027	EUR	1,000	1,035
Reg. S, 1.25%, 06/03/2030	EUR	1,000	955
Reg. S, 1.38%, 07/16/2028	EUR	3,000	3,076
Reg. S, 1.88%, 11/04/2026	EUR	1,200	1,268
Reg. S, 1.88%, 06/18/2029	EUR	1,000	1,007
Reg. S, 2.50%, 05/25/2028	EUR	1,500	1,586
Reg. S, 2.63%, 11/06/2029	EUR	500	524
Reg. S, 3.00%, 05/21/2024	EUR	2,000	2,197
Reg. S, 3.00%, 09/11/2025	EUR	7,000	7,666
Reg. S, 3.13%, 09/14/2027	EUR	3,400	3,739
Reg. S, 3.63%, 09/14/2032	EUR	3,000	3,353
Reg. S, (EUR Swap Rate 5 Year + 2.20%), 3.88%, 06/16/2032 (aa)	EUR	1,000	1,090
4.94%, 01/26/2026 (e)		2,000	1,993
Reg. S, 5.00%, 01/19/2026	GBP	10,000	12,776
5.90%, 07/13/2026 (e)		2,800	2,860
Barclays Bank plc, (United Kingdom), Reg. S, 5.75%, 09/14/2026	GBP	90	117
Barclays plc, (United Kingdom),
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.85%), 0.88%, 01/28/2028 (aa)	EUR	2,000	2,026
Reg. S, 3.00%, 05/08/2026	GBP	100	121
Reg. S, 3.25%, 02/12/2027	GBP	1,200	1,444
Reg. S, (UK Gilts 5 Year + 3.75%), 3.75%, 11/22/2030 (aa)	GBP	825	1,000
Reg. S, (EUR Swap Rate 1 Year + 1.75%), 4.92%, 08/08/2030 (aa)	EUR	2,000	2,299
(United States SOFR + 1.88%), 6.50%, 09/13/2027 (aa)		1,705	1,755
(CMT Index 1 Year + 3.50%), 7.44%, 11/02/2033 (aa)		855	959

SEE NOTES TO FINANCIAL STATEMENTS.

84	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Basellandschaftliche Kantonalbank, (Switzerland), Reg. S, 0.38%, 05/13/2030	CHF	100	111
Bausparkasse Schwaebisch Hall AG, (Germany), Reg. S, 2.00%, 05/17/2034	EUR	100	102
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG, (Austria),
Reg. S, 0.10%, 05/12/2031	EUR	100	90
Reg. S, 2.00%, 08/25/2032	EUR	100	102
Bayerische Landesbank, (Germany),
Reg. S, 0.13%, 11/02/2029	EUR	50	48
Reg. S, (EUR Swap Rate 5 Year + 1.40%), 1.38%, 11/22/2032 (aa)	EUR	100	90
Reg. S, 2.13%, 09/01/2031	EUR	50	53
Reg. S, 3.75%, 02/07/2029	EUR	200	223
Belfius Bank SA, (Belgium),
Reg. S, 1.00%, 10/26/2024	EUR	5,000	5,388
Reg. S, 3.25%, 10/18/2027	EUR	100	112
Bendigo & Adelaide Bank Ltd., (Australia), Reg. S, 4.02%, 10/04/2026	EUR	100	113
Berlin Hyp AG, (Germany),
Reg. S, 0.01%, 08/24/2026	EUR	100	103
Reg. S, 0.01%, 07/07/2028	EUR	100	98
Reg. S, 1.75%, 05/10/2032	EUR	50	51
Series 200, Reg. S, 0.38%, 02/21/2025	EUR	100	107
BNP Paribas SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 0.75%), 0.50%, 07/15/2025 (aa)	EUR	500	542
Reg. S, (ICE LIBOR EUR 3 Month + 0.73%), 0.50%, 02/19/2028 (aa)	EUR	1,000	1,004
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 0.50%, 09/01/2028 (aa)	EUR	3,900	3,861
Reg. S, (ICE LIBOR EUR 3 Month + 0.83%), 0.50%, 01/19/2030 (aa)	EUR	3,500	3,311
Reg. S, 0.63%, 12/03/2032	EUR	1,400	1,203
Reg. S, (ICE LIBOR EUR 3 Month + 0.83%), 0.88%, 07/11/2030 (aa)	EUR	3,000	2,853
Reg. S, (EUR Swap Rate 5 Year + 1.17%), 0.88%, 08/31/2033 (aa)	EUR	1,000	947
Reg. S, 1.13%, 08/28/2024	EUR	500	542
Reg. S, 1.13%, 06/11/2026	EUR	1,000	1,051
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.13%, 01/15/2032 (aa)	EUR	1,500	1,509
Reg. S, 1.38%, 05/28/2029	EUR	200	198
Reg. S, 1.50%, 05/23/2028	EUR	500	517
Reg. S, 1.50%, 05/25/2028	EUR	1,500	1,566
(United States SOFR + 0.91%), 1.68%, 06/30/2027 (e) (aa)		1,250	1,145
Reg. S, 1.88%, 12/14/2027	GBP	2,000	2,294
Reg. S, (UK Gilts 5 Year + 1.65%), 2.00%, 05/24/2031 (aa)	GBP	2,500	2,888

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 2.10%, 04/07/2032	EUR	1,500	1,478
Reg. S, 2.25%, 01/11/2027	EUR	500	536
Reg. S, 2.38%, 02/17/2025	EUR	1,000	1,088
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 1.60%), 2.50%, 03/31/2032 (aa)	EUR	4,300	4,489
Reg. S, 2.88%, 02/24/2029	GBP	2,000	2,324
Reg. S, 3.38%, 01/23/2026	GBP	600	741
Reg. S, (ICE LIBOR EUR 3 Month + 0.92%), 3.88%, 01/10/2031 (aa)	EUR	3,400	3,862
Reg. S, (ICE LIBOR EUR 3 Month + 0.95%), 4.13%, 09/26/2032 (aa)	EUR	16,300	18,843
Reg. S, (ICE LIBOR EUR 3 Month + 1.45%), 4.38%, 01/13/2029 (aa)	EUR	5,900	6,742
Reg. S, 5.75%, 06/13/2032	GBP	4,500	6,040
BPCE SA, (France),
Reg. S, 0.25%, 01/15/2026	EUR	6,200	6,432
Reg. S, 0.25%, 01/14/2031	EUR	1,900	1,687
Reg. S, 0.63%, 09/26/2024	EUR	1,500	1,616
Reg. S, 0.63%, 04/28/2025	EUR	1,000	1,063
Reg. S, 0.88%, 01/31/2024	EUR	1,200	1,321
Reg. S, 1.00%, 12/22/2025	GBP	2,000	2,377
Reg. S, 1.00%, 10/05/2028	EUR	500	504
Reg. S, 3.50%, 01/25/2028	EUR	10,000	11,157
Reg. S, 4.00%, 11/29/2032	EUR	4,300	4,957
4.63%, 07/11/2024 (e)		1,200	1,187
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.65%), 5.75%, 06/01/2033 (aa)	EUR	2,900	3,382
(United States SOFR + 2.10%), 5.98%, 01/18/2027 (e) (aa)		1,700	1,714
Caixa Geral de Depositos SA, (Portugal), Reg. S, (EUR Swap Rate 1 Year + 2.75%), 5.75%, 10/31/2028 (aa)	EUR	100	119
CaixaBank SA, (Spain),
Reg. S, (ICE LIBOR EUR 3 Month + 0.90%), 0.50%, 02/09/2029 (aa)	EUR	1,500	1,459
Reg. S, (ICE LIBOR EUR 3 Month + 1.00%), 0.75%, 05/26/2028 (aa)	EUR	2,100	2,112
Reg. S, 1.00%, 09/25/2025	EUR	200	213
Reg. S, 1.25%, 01/11/2027	EUR	200	210
Reg. S, (EUR Swap Rate 5 Year + 1.63%), 1.25%, 06/18/2031 (aa)	EUR	500	514
Reg. S, 1.38%, 06/19/2026	EUR	2,300	2,410
Reg. S, (EUR Swap Rate 5 Year + 1.68%), 2.25%, 04/17/2030 (aa)	EUR	1,000	1,065
Reg. S, 3.75%, 09/07/2029	EUR	2,500	2,829
Reg. S, (EUR Swap Rate 5 Year + 3.55%), 6.25%, 02/23/2033 (aa)	EUR	1,400	1,630
(United States SOFR + 2.08%), 6.68%, 09/13/2027 (e) (aa)		1,750	1,795
Caja Rural de Navarra SCC, (Spain), Reg. S, 3.00%, 04/26/2027	EUR	100	110
Canadian Imperial Bank of Commerce, (Canada),
Reg. S, 0.04%, 07/09/2027	EUR	100	100
3.95%, 08/04/2025		350	344

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	85

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Cie de Financement Foncier SA, (France),
Reg. S, 0.60%, 10/25/2041	EUR	100	73
Reg. S, 0.75%, 01/21/2025	EUR	100	107
Reg. S, 0.75%, 05/29/2026	EUR	100	105
Reg. S, 2.38%, 03/15/2030	EUR	100	108
Reg. S, 3.38%, 09/16/2031	EUR	100	114
Reg. S, 3.88%, 04/25/2055	EUR	20	26
Citigroup, Inc.,
(United States SOFR + 0.67%), 0.98%, 05/01/2025 (aa)		640	629
(United States SOFR + 0.77%), 1.12%, 01/28/2027 (aa)		130	119
Reg. S, (ICE LIBOR EUR 3 Month + 1.66%), 1.25%, 07/06/2026 (aa)	EUR	2,000	2,125
(United States SOFR + 0.77%), 1.46%, 06/09/2027 (aa)		3,250	2,975
1.75%, 01/28/2025	EUR	700	756
(United States SOFR + 0.69%), 2.01%, 01/25/2026 (aa)		90	86
(United States SOFR + 1.18%), 2.52%, 11/03/2032 (aa)		465	384
(United States SOFR + 1.17%), 2.56%, 05/01/2032 (aa)		1,060	886
(United States SOFR + 2.11%), 2.57%, 06/03/2031 (aa)		3,600	3,080
(United States SOFR + 1.38%), 2.90%, 11/03/2042 (aa)		75	54
(United States SOFR + 1.42%), 2.98%, 11/05/2030 (aa)		500	446
(United States SOFR + 2.84%), 3.11%, 04/08/2026 (aa)		155	151
(United States SOFR + 1.53%), 3.29%, 03/17/2026 (aa)		1,000	974
(CME Term SOFR 3 Month + 1.16%), 3.35%, 04/24/2025 (aa)		65	64
(CME Term SOFR 3 Month + 1.65%), 3.67%, 07/24/2028 (aa)		700	668
(United States SOFR + 1.94%), 3.79%, 03/17/2033 (aa)		100	90
(CME Term SOFR 3 Month + 1.45%), 4.08%, 04/23/2029 (aa)		1,695	1,633
(CME Term SOFR 3 Month + 2.10%), 4.28%, 04/24/2048 (aa)		160	140
4.40%, 06/10/2025		3,500	3,455
4.65%, 07/30/2045		10	9
4.65%, 07/23/2048		25	23
(United States SOFR + 4.55%), 5.32%, 03/26/2041 (aa)		100	101
6.00%, 10/31/2033		50	53
(United States SOFR + 2.66%), 6.17%, 05/25/2034 (aa)		2,260	2,343
Clydesdale Bank plc, (United Kingdom),
Reg. S, 2.50%, 06/22/2027	EUR	5,000	5,424

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Commerzbank AG, (Germany),
Reg. S, 0.01%, 03/11/2030	EUR	100	94
Reg. S, 0.10%, 09/11/2025	EUR	939	982
Reg. S, 0.25%, 01/12/2032	EUR	100	90
Reg. S, 0.88%, 09/08/2025	EUR	100	107
Reg. S, 1.00%, 03/04/2026	EUR	1,500	1,581
Reg. S, 1.13%, 06/22/2026	EUR	1,100	1,151
Reg. S, 2.88%, 04/28/2026	EUR	100	111
Reg. S, (ICE LIBOR EUR 3 Month + 1.50%), 3.00%, 09/14/2027 (aa)	EUR	1,000	1,080
Reg. S, 3.13%, 04/20/2029	EUR	100	113
Reg. S, (ICE LIBOR EUR 3 Month + 2.20%), 4.63%, 03/21/2028 (aa)	EUR	4,000	4,517
Reg. S, (ICE LIBOR EUR 3 Month + 1.95%), 5.25%, 03/25/2029 (aa)	EUR	1,400	1,622
Commonwealth Bank of Australia, (Australia),
Reg. S, 0.75%, 02/28/2028	EUR	100	101
Reg. S, 1.13%, 01/18/2028	EUR	1,000	1,034
Reg. S, (EUR Swap Rate 5 Year + 1.45%), 1.94%, 10/03/2029 (aa)		EUR 1,825	1,963
Reg. S, 3.25%, 10/24/2025	EUR	100	111
Cooperatieve Rabobank UA, (Netherlands),
Reg. S, 0.01%, 11/27/2040	EUR	100	66
Reg. S, 0.75%, 03/02/2032	EUR	100	94
Reg. S, 0.88%, 02/08/2028	EUR	200	206
Reg. S, (ICE LIBOR EUR 3 Month + 1.18%), 0.88%, 05/05/2028 (aa)	EUR	700	712
Reg. S, 0.88%, 02/01/2029	EUR	100	101
Reg. S, 1.25%, 03/23/2026	EUR	1,475	1,569
Reg. S, 1.38%, 02/03/2027	EUR	25	26
Reg. S, (EUR Swap Rate 5 Year + 1.95%), 3.88%, 11/30/2032 (aa)	EUR	2,100	2,317
4.38%, 08/04/2025		890	874
Reg. S, (ICE LIBOR EUR 3 Month + 1.55%), 4.63%, 01/27/2028 (aa)	EUR	15,700	17,941
Reg. S, 5.25%, 05/23/2041	GBP	50	70
Credit Agricole Italia SpA, (Italy),
Reg. S, 0.13%, 03/15/2033	EUR	100	83
Reg. S, 3.50%, 01/15/2030	EUR	100	113
Credit Agricole SA, (France),
Reg. S, 0.38%, 10/21/2025	EUR	7,000	7,364
Reg. S, 1.00%, 09/18/2025	EUR	15,000	15,988
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 1.00%, 04/22/2026 (aa)	EUR	3,000	3,194
Reg. S, 1.75%, 03/05/2029	EUR	1,100	1,121
Reg. S, (UK Gilts 5 Year + 1.50%), 1.87%, 12/09/2031 (aa)	GBP	600	682
Reg. S, 1.88%, 12/20/2026	EUR	1,000	1,062
Reg. S, (ICE LIBOR EUR 3 Month + 0.77%), 1.88%, 04/22/2027 (aa)	EUR	1,000	1,064
Reg. S, 2.38%, 05/20/2024	EUR	600	658
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 4.00%, 10/12/2026 (aa)	EUR	2,000	2,225
Reg. S, 4.00%, 01/18/2033	EUR	5,500	6,378

SEE NOTES TO FINANCIAL STATEMENTS.

86	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, (UK Gilts 1 Year + 2.18%), 6.38%, 06/14/2031 (aa)	GBP	7,300	10,016
Credit Mutuel Arkea SA, (France),
Reg. S, 3.25%, 06/01/2026	EUR	500	553
Reg. S, 3.38%, 09/19/2027	EUR	3,000	3,322
Reg. S, 4.25%, 12/01/2032	EUR	3,600	4,176
Credit Suisse AG, (Switzerland),
Reg. S, 0.25%, 01/05/2026	EUR	1,300	1,346
Reg. S, 0.25%, 09/01/2028	EUR	1,200	1,150
Reg. S, 1.50%, 04/10/2026	EUR	400	422
Reg. S, 5.50%, 08/20/2026	EUR	2,000	2,319
7.95%, 01/09/2025		1,700	1,738
Credit Suisse Schweiz AG, (Switzerland),
Reg. S, 0.00%, 10/31/2030	CHF	25	27
Reg. S, 3.39%, 12/05/2025	EUR	100	110
Credito Emiliano SpA, (Italy),
Reg. S, 0.01%, 07/07/2028	EUR	100	97
Reg. S, (ICE LIBOR EUR 3 Month + 1.05%), 1.13%, 01/19/2028 (aa)	EUR	2,000	2,043
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 4.88%, 03/26/2030 (aa)	EUR	12,900	14,687
Crelan SA, (Belgium),
Reg. S, 5.38%, 10/31/2025	EUR	1,200	1,360
Reg. S, 5.75%, 01/26/2028	EUR	1,100	1,270
Danske Bank A/S, (Denmark),
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.15%), 0.50%, 08/27/2025 (aa)	EUR	425	459
Reg. S, 0.63%, 05/26/2025	EUR	3,000	3,183
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.88%), 0.75%, 06/09/2029 (aa)	EUR	3,500	3,420
Reg. S, (EUR Swap Rate 5 Year + 1.40%), 1.00%, 05/15/2031 (aa)	EUR	1,000	1,030
Reg. S, (EUR Swap Rate 1 Year + 0.85%), 1.38%, 02/17/2027 (aa)	EUR	1,000	1,051
Reg. S, (UK Gilts 1 Year + 1.65%), 2.25%, 01/14/2028 (aa)	GBP	5,000	5,815
(CMT Index 1 Year + 1.18%), 6.26%, 09/22/2026 (e) (aa)		1,480	1,506
(CMT Index 1 Year + 2.10%), 6.47%, 01/09/2026 (e) (aa)		1,175	1,183
Danske Hypotek AB, (Sweden),
Series 2512, Reg. S, 1.00%, 12/17/2025	SEK	2,000	190
Series 2812, Reg. S, 3.50%, 12/20/2028	SEK	2,000	204
Danske Mortgage Bank plc, (Finland), Reg. S, 0.01%, 11/24/2026	EUR	100	102
DBS Bank Ltd., (Singapore), Reg. S, 2.81%, 10/13/2025	EUR	100	110
de Volksbank NV, (Netherlands), Reg. S, 1.00%, 03/08/2028	EUR	100	103
Deutsche Apotheker-und Aerztebank eG, (Germany), Reg. S, 0.01%, 02/06/2029	EUR	100	97

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Deutsche Bank AG, (Germany),
Reg. S, 0.13%, 01/21/2030	EUR	75	71
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 1.00%, 11/19/2025 (aa)	EUR	200	215
Reg. S, (ICE LIBOR EUR 3 Month + 1.67%), 1.38%, 06/10/2026 (aa)	EUR	1,000	1,070
Reg. S, 1.63%, 01/20/2027	EUR	2,100	2,176
Reg. S, (ICE LIBOR EUR 3 Month + 1.38%), 1.88%, 02/23/2028 (aa)	EUR	2,900	3,007
(United States SOFR + 1.87%), 2.13%, 11/24/2026 (aa)		2,950	2,766
Reg. S, 2.25%, 09/20/2027	EUR	100	109
Reg. S, 2.63%, 12/16/2024	GBP	1,500	1,852
Reg. S, 3.13%, 10/19/2026	EUR	100	112
(United States SOFR + 2.26%), 3.74%, 01/07/2033 (aa)		200	164
Reg. S, (SONIA Interest Rate Benchmark + 1.94%), 4.00%, 06/24/2026 (aa)	GBP	2,000	2,477
Reg. S, 4.00%, 11/29/2027	EUR	4,100	4,649
Reg. S, (ICE LIBOR EUR 3 Month + 2.95%), 5.00%, 09/05/2030 (aa)	EUR	800	911
Reg. S, (ICE LIBOR EUR 3 Month + 2.50%), 5.38%, 01/11/2029 (aa)	EUR	1,300	1,501
(United States SOFR + 3.18%), 6.72%, 01/18/2029 (aa)		1,575	1,651
(United States SOFR + 3.65%), 7.08%, 02/10/2034 (aa)		2,160	2,224
(United States SOFR + 2.52%), 7.15%, 07/13/2027 (aa)		780	810
Deutsche Kreditbank AG, (Germany), Reg. S, 1.63%, 05/05/2032	EUR	50	51
Deutsche Pfandbriefbank AG, (Germany),
Reg. S, 0.63%, 08/30/2027	EUR	100	102
Reg. S, 1.00%, 04/13/2026	EUR	100	105
Dexia Credit Local SA, (France),
Reg. S, 0.00%, 01/21/2028	EUR	700	698
Reg. S, 0.01%, 01/22/2027	EUR	500	510
Reg. S, 0.63%, 01/17/2026	EUR	600	634
Reg. S, 2.13%, 02/12/2025	GBP	400	494
Reg. S, 3.13%, 06/01/2028	EUR	200	226
DNB Bank ASA, (Norway), Reg. S, (EUR Swap Rate 5 Year + 2.00%), 4.63%, 02/28/2033 (aa)	EUR	5,425	6,130
DNB Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 05/12/2028	EUR	5,000	4,896
Reg. S, 0.01%, 01/21/2031	EUR	100	91
Reg. S, 0.38%, 11/20/2024	EUR	100	107
DZ HYP AG, (Germany),
Reg. S, 0.01%, 06/23/2028	EUR	100	98
Reg. S, 0.01%, 10/27/2028	EUR	25	24
Reg. S, 0.38%, 06/06/2025	EUR	100	106
Reg. S, 0.38%, 03/31/2026	EUR	100	105
Reg. S, 0.88%, 04/17/2034	EUR	100	91
Reg. S, 3.00%, 10/29/2027	EUR	50	56
Reg. S, 3.00%, 11/30/2032	EUR	100	113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	87

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Eika Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 03/12/2027	EUR	100	101
Reg. S, 0.38%, 02/26/2025	EUR	100	107
Erste Group Bank AG, (Austria),
Reg. S, (ICE LIBOR EUR 3 Month + 0.52%), 0.10%, 11/16/2028 (aa)	EUR	1,000	974
Reg. S, 0.13%, 05/17/2028	EU	R 1,000	968
Reg. S, 0.50%, 01/12/2037	EUR	100	80
Reg. S, 0.75%, 02/05/2025	EUR	100	107
Reg. S, 0.88%, 05/22/2026	EUR	1,000	1,045
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 1.10%), 0.88%, 11/15/2032 (aa)	EUR	4,500	4,335
Reg. S, 1.50%, 04/07/2026	EUR	1,000	1,062
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.10%), 1.63%, 09/08/2031 (aa)	EUR	1,000	1,030
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 4.00%, 01/16/2031 (aa)	EUR	1,500	1,712
Reg. S, (ICE LIBOR EUR 3 Month + 1.25%), 4.25%, 05/30/2030 (aa)	EUR	9,800	11,224
Federation des Caisses Desjardins du Quebec, (Canada), Reg. S, 0.01%, 04/08/2026	EUR	100	103
Fifth Third Bancorp, (United States SOFR + 2.34%), 6.34%, 07/27/2029 (aa)		1,525	1,589
First Abu Dhabi Bank PJSC, (United Arab Emirates), Reg. S, 0.13%, 02/16/2026	EUR	1,000	1,019
Goldman Sachs Group, Inc. (The),
Reg. S, 0.13%, 08/19/2024	EUR	1,000	1,078
Reg. S, 0.25%, 01/26/2028	EUR	1,000	977
Reg. S, 0.88%, 05/09/2029	EUR	1,000	959
Reg. S, 1.00%, 03/18/2033	EUR	1,000	877
Reg. S, 1.50%, 12/07/2027	GBP	3,000	3,415
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)		1,815	1,661
2.60%, 02/07/2030		1,895	1,667
(United States SOFR + 1.28%), 2.62%, 04/22/2032 (aa)		2,715	2,283
(United States SOFR + 1.26%), 2.65%, 10/21/2032 (aa)		600	501
(United States SOFR + 1.47%), 2.91%, 07/21/2042 (aa)		865	633
(United States SOFR + 1.41%), 3.10%, 02/24/2033 (aa)		141	121
Reg. S, 3.13%, 07/25/2029	GBP	1,500	1,769
Reg. S, 3.38%, 03/27/2025	EUR	4,000	4,406
(United States SOFR + 1.85%), 3.62%, 03/15/2028 (aa)		480	461
Reg. S, (UK Gilts 1 Year + 1.95%), 3.63%, 10/29/2029 (aa)	GBP	2,000	2,410
(CME Term SOFR 3 Month + 1.63%), 4.02%, 10/31/2038 (aa)		60	52
Reg. S, 4.25%, 01/29/2026	GBP	2,000	2,524
(United States SOFR + 1.51%), 4.39%, 06/15/2027 (aa)		1,360	1,339

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(United States SOFR + 1.73%), 4.48%, 08/23/2028 (aa)		495	487
6.75%, 10/01/2037		170	188
6.88%, 01/18/2038	GBP	825	1,156
Groupe des Assurances du Credit Mutuel SADIR, (France), Reg. S, (ICE LIBOR EUR 3 Month + 2.65%), 1.85%, 04/21/2042 (aa)	EUR	2,200	1,960
Hamburg Commercial Bank AG, (Germany), Reg. S, 3.38%, 02/01/2028	EUR	50	56
HSBC Bank Canada, (Canada), Reg. S, 1.50%, 09/15/2027	EUR	100	105
HSBC Holdings plc, (United Kingdom),
(United States SOFR + 1.29%), 2.21%, 08/17/2029 (aa)		945	826
Reg. S, 2.50%, 03/15/2027	EUR	2,000	2,164
(United States SOFR + 1.43%), 3.00%, 03/10/2026 (aa)		400	388
Reg. S, 3.00%, 06/30/2025	EUR	5,000	5,461
(GBP Swap Rate 1 Year + 1.77%), 3.00%, 05/29/2030 (aa)	GBP	225	258
Reg. S, 3.13%, 06/07/2028	EUR	11,000	11,923
(CME Term SOFR 3 Month + 1.87%), 3.97%, 05/22/2030 (aa)		900	841
(United States SOFR + 2.53%), 4.76%, 03/29/2033 (aa)		430	401
Reg. S, (ICE LIBOR EUR 3 Month + 1.94%), 4.86%, 05/23/2033 (aa)	EUR	11,600	13,583
(United States SOFR + 1.57%), 5.89%, 08/14/2027 (aa)		1,720	1,745
Reg. S, 6.00%, 03/29/2040	GBP	5,000	6,389
(United States SOFR + 1.97%), 6.16%, 03/09/2029 (aa)		350	362
(United States SOFR + 2.65%), 6.33%, 03/09/2044 (aa)		1,055	1,140
6.50%, 09/15/2037		400	420
(United States SOFR + 2.98%), 6.55%, 06/20/2034 (aa)		280	293
(SONIA Interest Rate Benchmark + 2.12%), 6.80%, 09/14/2031 (aa)	GBP	4,500	6,180
Reg. S, 7.00%, 04/07/2038	GBP	300	419
Huntington Bancshares, Inc., (United States SOFR + 2.02%), 6.21%, 08/21/2029 (aa)		365	377
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG, (Austria),
Reg. S, 0.13%, 06/30/2026	EUR	200	202
Reg. S, 3.25%, 04/19/2028	EUR	100	112
Hypo Vorarlberg Bank AG, (Austria),
Reg. S, 0.75%, 02/11/2025	EUR	100	107
Reg. S, 4.13%, 02/16/2026	EUR	100	110
Iccrea Banca SpA, (Italy), Reg. S, 3.88%, 01/12/2029	EUR	100	114

SEE NOTES TO FINANCIAL STATEMENTS.

88	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Industrial & Commercial Bank of China Ltd., (China), Reg. S, 0.13%, 10/28/2024	EUR	2,500	2,664
ING Bank NV, (Netherlands),
Reg. S, 0.13%, 12/08/2031	EUR	100	90
Reg. S, 0.75%, 02/18/2029	EUR	100	101
Reg. S, 2.50%, 02/21/2030	EUR	100	109
ING Belgium SA, (Belgium), Reg. S, 0.01%, 02/20/2030	EUR	100	93
ING Groep NV, (Netherlands),
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 0.10%, 09/03/2025 (aa)	EUR	1,000	1,076
Reg. S, (ICE LIBOR EUR 3 Month + 0.43%), 0.13%, 11/29/2025 (aa)	EUR	1,500	1,599
Reg. S, (ICE LIBOR EUR 3 Month + 0.70%), 0.38%, 09/29/2028 (aa)	EUR	1,000	979
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 1.15%), 0.88%, 06/09/2032 (aa)	EUR	1,000	991
Reg. S, (EUR Swap Rate 5 Year + 1.20%), 1.00%, 11/13/2030 (aa)	EUR	1,000	1,034
Reg. S, (EUR Swap Rate 5 Year + 1.15%), 1.00%, 11/16/2032 (aa)	EUR	1,500	1,463
Reg. S, 1.13%, 02/14/2025	EUR	3,200	3,439
Reg. S, (SONIA Interest Rate Benchmark + 0.91%), 1.13%, 12/07/2028 (aa)	GBP	1,900	2,125
Reg. S, 1.38%, 01/11/2028	EUR	1,000	1,038
(United States SOFR + 1.01%), 1.73%, 04/01/2027 (aa)		1,465	1,356
Reg. S, 2.00%, 09/20/2028	EUR	800	839
Reg. S, (EUR Swap Rate 5 Year + 1.35%), 2.00%, 03/22/2030 (aa)	EUR	3,000	3,202
Reg. S, (ICE LIBOR EUR 3 Month + 1.10%), 2.13%, 05/23/2026 (aa)	EUR	3,000	3,239
Reg. S, (EUR Swap Rate 5 Year + 2.40%), 2.13%, 05/26/2031 (aa)	EUR	1,300	1,368
Reg. S, 3.00%, 02/18/2026	GBP	2,000	2,457
(United States SOFR + 1.64%), 3.87%, 03/28/2026 (aa)		200	196
Reg. S, (ICE LIBOR EUR 3 Month + 1.85%), 4.88%, 11/14/2027 (aa)	EUR	5,300	6,066
(United States SOFR + 1.56%), 6.08%, 09/11/2027 (aa)		510	521
ING-DiBa AG, (Germany), Reg. S, 0.01%, 10/07/2028	EUR	200	195
Intesa Sanpaolo SpA, (Italy),
Reg. S, 0.38%, 09/14/2026	EUR	100	103
Reg. S, 0.63%, 02/24/2026	EUR	1,000	1,037
Reg. S, 0.75%, 12/04/2024	EUR	500	537
Reg. S, 0.75%, 03/16/2028	EUR	4,373	4,342
Reg. S, 1.00%, 07/04/2024	EUR	1,500	1,631
Reg. S, 1.00%, 09/25/2025	EUR	100	106
Reg. S, 1.35%, 02/24/2031	EUR	1,500	1,356
Reg. S, 1.75%, 03/20/2028	EUR	4,000	4,121
Reg. S, 2.13%, 05/26/2025	EUR	4,375	4,732

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 2.50%, 01/15/2030	GBP	3,000	3,230
Reg. S, 3.38%, 01/24/2025	EUR	100	110
Reg. S, 4.75%, 09/06/2027	EUR	1,000	1,144
Reg. S, 5.25%, 01/13/2030	EUR	1,458	1,724
7.00%, 11/21/2025 (e)		1,060	1,086
7.20%, 11/28/2033 (e)		225	240
(CMT Index 1 Year + 3.90%), 7.78%, 06/20/2054 (e) (aa)		650	676
7.80%, 11/28/2053 (e)		850	937
(CMT Index 1 Year + 4.40%), 8.25%, 11/21/2033 (e) (aa)		640	696
Series XR, 3.25%, 09/23/2024 (e)		2,900	2,847
Investec plc, (United Kingdom),
Reg. S, (UK Gilts 1 Year + 1.50%), 1.88%, 07/16/2028 (aa)	GBP	1,500	1,637
Reg. S, (UK Gilts 5 Year + 2.05%), 2.63%, 01/04/2032 (aa)	GBP	1,000	1,082
Investitionsbank Berlin, (Germany),
Reg. S, 2.75%, 10/04/2027	EUR	300	334
Series 208, 0.05%, 03/02/2035	EUR	100	82
Jyske Bank A/S, (Denmark), Reg. S, (EUR Swap Rate 1 Year + 2.10%), 4.63%, 04/11/2026 (aa)	EUR	6,400	7,128
KBC Bank NV, (Belgium), Reg. S, 3.75%, 09/28/2026	EUR	100	113
KBC Group NV, (Belgium),
Reg. S, 0.63%, 04/10/2025	EUR	8,000	8,524
Reg. S, (UK Gilts 1 Year + 0.92%), 1.25%, 09/21/2027 (aa)	GBP	5,000	5,795
Kookmin Bank, (South Korea), Reg. S, 0.05%, 10/19/2026	EUR	1,800	1,825
Kreditanstalt fuer Wiederaufbau, (Germany),
Reg. S, 0.00%, 02/18/2025	EUR	120	128
Reg. S, 0.00%, 06/15/2026	EUR	500	520
Reg. S, 0.00%, 03/31/2027	EUR	500	511
Reg. S, 0.00%, 04/30/2027	EUR	1,230	1,254
Reg. S, 0.00%, 12/15/2027	EUR	1,140	1,146
Reg. S, 0.00%, 09/15/2028	EUR	1,325	1,308
Reg. S, 0.00%, 11/09/2028	EUR	1,490	1,465
Reg. S, 0.00%, 06/15/2029	EUR	254	246
Reg. S, 0.00%, 09/17/2030	EUR	3,108	2,913
Reg. S, 0.00%, 01/10/2031	EUR	670	622
Reg. S, 0.01%, 05/05/2027	EUR	520	531
Reg. S, 0.05%, 09/29/2034	EUR	780	654
Reg. S, 0.13%, 01/09/2032	EUR	830	759
0.25%, 09/15/2025	EUR	1,100	1,166
0.38%, 07/18/2025		1,400	1,314
Reg. S, 0.38%, 04/23/2030	EUR	360	350
Reg. S, 0.38%, 05/20/2036	EUR	548	458
Reg. S, 0.50%, 09/28/2026	EUR	2,520	2,644
0.50%, 09/15/2027	EUR	500	515
0.63%, 01/07/2028	EUR	720	741
Reg. S, 0.88%, 09/15/2026	GBP	5,000	5,881

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	89

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Reg. S, 0.88%, 07/04/2039	EUR	400	335
Reg. S, 1.13%, 05/09/2033	EUR	550	535
Reg. S, 1.13%, 03/31/2037	EUR	700	635
Reg. S, 1.38%, 12/15/2025	GBP	425	514
Reg. S, 1.38%, 07/31/2035	EUR	202	194
2.00%, 05/02/2025		195	188
Reg. S, 2.00%, 11/15/2029	EUR	500	539
2.50%, 11/20/2024		750	734
Reg. S, 2.50%, 11/19/2025	EUR	2,450	2,700
Reg. S, 2.75%, 05/15/2030	EUR	525	591
Reg. S, 2.75%, 02/14/2033	EUR	700	786
Reg. S, 3.13%, 10/10/2028	EUR	1,000	1,140
Reg. S, 4.13%, 02/18/2026	GBP	10,000	12,737
4.63%, 08/07/2026		120	121
4.70%, 06/02/2037	CAD	100	80
Reg. S, 4.88%, 03/15/2037	GBP	825	1,141
5.75%, 06/07/2032	GBP	1,300	1,900
6.00%, 12/07/2028	GBP	2,500	3,507
Kutxabank SA, (Spain), Reg. S, 1.25%, 09/22/2025	EUR	100	107
La Banque Postale SA, (France),
Reg. S, 0.25%, 07/12/2026	EUR	200	205
Reg. S, 0.75%, 06/23/2031	EUR	100	91
Reg. S, (ICE LIBOR EUR 3 Month + 0.78%), 1.00%, 02/09/2028 (aa)	EUR	400	406
Reg. S, 1.38%, 04/24/2029	EUR	200	200
Reg. S, 4.00%, 05/03/2028	EUR	200	227
Reg. S, (EUR Swap Rate 5 Year + 2.85%), 5.50%, 03/05/2034 (aa)	EUR	100	115
Landesbank Baden-Wuerttemberg, (Germany),
Reg. S, 0.25%, 07/21/2028	EUR	200	189
Reg. S, 0.38%, 02/18/2027	EUR	200	200
Reg. S, 0.38%, 02/28/2028	EUR	200	194
Reg. S, 0.38%, 05/07/2029	EUR	100	92
Reg. S, 0.88%, 09/15/2025	EUR	100	107
Reg. S, 3.25%, 09/27/2027	EUR	50	56
Series 809, Reg. S, 0.38%, 07/29/2026	EUR	100	101
Series 829, Reg. S, 1.75%, 02/28/2028	EUR	100	107
Landesbank Hessen-Thueringen Girozentrale, (Germany),
Reg. S, 0.01%, 07/19/2027	EUR	100	101
Reg. S, 0.38%, 06/04/2029	EUR	100	94
Reg. S, 0.63%, 01/12/2027	EUR	100	104
Reg. S, 4.00%, 02/04/2030	EUR	100	114
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.75%), 4.50%, 09/15/2032 (aa)	EUR	100	105
Landeskreditbank Baden-Wuerttemberg Foerderbank, (Germany),
Reg. S, 0.38%, 02/25/2027	EUR	400	413
Reg. S, 0.63%, 12/15/2025	GBP	2,000	2,375
Landwirtschaftliche Rentenbank, (Germany),
Reg. S, 0.00%, 09/28/2026	EUR	535	552
Reg. S, 0.00%, 07/19/2028	EUR	1,700	1,683

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, 0.00%, 12/13/2028	EUR	720	706
Reg. S, 0.00%, 11/27/2029	EUR	120	115
Reg. S, 0.01%, 11/26/2040	EUR	200	136
Reg. S, 0.05%, 12/18/2029	EUR	180	173
Reg. S, 0.10%, 03/08/2027	EUR	200	205
Reg. S, 0.25%, 08/29/2025	EUR	300	318
Reg. S, 0.38%, 02/14/2028	EUR	1,140	1,158
Reg. S, 0.50%, 02/28/2029	EUR	400	401
Reg. S, 0.63%, 02/20/2030	EUR	140	139
Reg. S, 0.63%, 10/31/2036	EUR	75	64
Reg. S, 0.88%, 12/15/2026	GBP	2,000	2,337
Reg. S, 2.75%, 02/16/2032	EUR	200	224
Reg. S, 3.25%, 09/06/2030	EUR	300	347
Lloyds Bank plc, (United Kingdom),
Reg. S, 0.13%, 06/18/2026	EUR	100	103
Reg. S, 6.00%, 02/08/2029	GBP	100	139
Reg. S, 6.50%, 09/17/2040	GBP	300	456
Lloyds Banking Group plc, (United Kingdom),
(UK Gilts 5 Year + 1.60%), 1.99%, 12/15/2031 (aa)	GBP	1,900	2,173
Reg. S, (UK Gilts 5 Year + 2.40%), 2.71%, 12/03/2035 (aa)	GBP	600	615
Reg. S, (ICE LIBOR EUR 3 Month + 1.72%), 4.50%, 03/18/2030 (aa)	EUR	4,000	4,406
(CMT Index 1 Year + 1.48%), 5.99%, 08/07/2027 (aa)		2,150	2,189
Macquarie Group Ltd., (Australia),
Reg. S, 2.13%, 10/01/2031	GBP	1,500	1,580
Reg. S, 4.08%, 05/31/2029	GBP	2,000	2,452
Mediobanca Banca di Credito Finanziario SpA, (Italy),
Reg. S, 0.75%, 07/15/2027	EUR	425	427
Reg. S, (ICE LIBOR EUR 3 Month + 0.90%), 1.00%, 07/17/2029 (aa)	EUR	10,000	9,844
Reg. S, 1.13%, 07/15/2025	EUR	975	1,036
Reg. S, 2.38%, 06/30/2027	EUR	100	108
Reg. S, (ICE LIBOR EUR 3 Month + 1.45%), 4.88%, 09/13/2027 (aa)	EUR	8,050	9,135
Series 4, Reg. S, 1.38%, 11/10/2025	EUR	100	107
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 0.55%), 0.95%, 07/19/2025 (aa)		400	390
(CMT Index 1 Year + 0.75%), 1.54%, 07/20/2027 (aa)		2,000	1,828
Reg. S, (ICE LIBOR EUR 3 Month + 0.94%), 2.26%, 06/14/2025 (aa)	EUR	2,275	2,489
(CMT Index 1 Year + 0.83%), 2.34%, 01/19/2028 (aa)		640	593
Reg. S, 3.56%, 06/15/2032	EUR	10,000	11,273
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		1,000	996
(CMT Index 1 Year + 1.90%), 5.35%, 09/13/2028 (aa)		3,450	3,499

SEE NOTES TO FINANCIAL STATEMENTS.

90	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Mizuho Financial Group, Inc., (Japan),
Reg. S, 0.12%, 09/06/2024	EUR	1,000	1,076
Reg. S, 0.21%, 10/07/2025	EUR	2,000	2,094
Reg. S, 2.10%, 04/08/2032	EUR	1,000	989
(CME Term SOFR 3 Month + 1.09%), 2.23%, 05/25/2026 (aa)		3,000	2,867
(CMT Index 1 Year + 0.90%), 2.65%, 05/22/2026 (aa)		1,000	962
Reg. S, 4.42%, 05/20/2033	EUR	20,000	23,215
(CMT Index 1 Year + 2.05%), 5.41%, 09/13/2028 (aa)		1,400	1,420
Reg. S, 5.63%, 06/13/2028	GBP	3,150	4,163
(CMT Index 1 Year + 1.90%), 5.75%, 07/06/2034 (aa)		780	809
Morgan Stanley,
(ICE LIBOR EUR 3 Month + 0.70%), 0.41%, 10/29/2027 (aa)	EUR	4,350	4,408
(United States SOFR + 0.56%), 1.16%, 10/21/2025 (aa)		1,240	1,194
(United States SOFR + 0.86%), 1.51%, 07/20/2027 (aa)		779	712
(United States SOFR + 0.88%), 1.59%, 05/04/2027 (aa)		90	83
(ICE LIBOR EUR 3 Month + 0.90%), 2.10%, 05/08/2026 (aa)	EUR	900	971
(United States SOFR + 1.18%), 2.24%, 07/21/2032 (aa)		110	90
(United States SOFR + 1.00%), 2.48%, 01/21/2028 (aa)		2	2
2.63%, 03/09/2027	GBP	1,425	1,716
(United States SOFR + 1.14%), 2.70%, 01/22/2031 (aa)		1,000	875
(United States SOFR + 1.43%), 2.80%, 01/25/2052 (aa)		45	30
(ICE LIBOR EUR 3 Month + 1.25%), 2.95%, 05/07/2032 (aa)	EUR	2,200	2,297
(United States SOFR + 1.16%), 3.62%, 04/17/2025 (aa)		120	119
(United States SOFR + 3.12%), 3.62%, 04/01/2031 (aa)		8	7
(CME Term SOFR 3 Month + 1.40%), 3.77%, 01/24/2029 (aa)		6	6
3.95%, 04/23/2027		117	114
(United States SOFR + 1.61%), 4.21%, 04/20/2028 (aa)		3	3
(CME Term SOFR 3 Month + 1.89%), 4.43%, 01/23/2030 (aa)		104	101
(CME Term SOFR 3 Month + 1.69%), 4.46%, 04/22/2039 (aa)		10	9
(United States SOFR + 1.67%), 4.68%, 07/17/2026 (aa)		918	909
(United States SOFR + 1.73%), 5.12%, 02/01/2029 (aa)		78	78
(United States SOFR + 1.59%), 5.16%, 04/20/2029 (aa)		110	111

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
(United States SOFR + 1.87%), 5.25%, 04/21/2034 (aa)		385	386
(United States SOFR + 1.88%), 5.42%, 07/21/2034 (aa)		795	808
(United States SOFR + 1.63%), 5.45%, 07/20/2029 (aa)		668	681
(SONIA Interest Rate Benchmark + 2.25%), 5.79%, 11/18/2033 (aa)	GBP	4,300	5,829
(CMT Index 5 Year + 2.43%), 5.95%, 01/19/2038 (aa)		135	137
(United States SOFR + 2.24%), 6.30%, 10/18/2028 (aa)		1,020	1,069
(United States SOFR + 2.56%), 6.34%, 10/18/2033 (aa)		300	324
Muenchener Hypothekenbank eG, (Germany),
Reg. S, 0.01%, 11/02/2040	EUR	50	33
Reg. S, 0.13%, 02/01/2029	EUR	50	49
Reg. S, 1.00%, 04/18/2039	EUR	50	42
Reg. S, 1.50%, 06/25/2024	EUR	100	109
Reg. S, 2.50%, 07/04/2028	EUR	50	55
National Australia Bank Ltd., (Australia),
Reg. S, 0.25%, 05/20/2024	EUR	1,000	1,088
Reg. S, 0.63%, 09/18/2024	EUR	1,000	1,079
Reg. S, 1.25%, 05/18/2026	EUR	1,000	1,064
Reg. S, (UK Gilts 5 Year + 1.40%), 1.70%, 09/15/2031 (aa)	GBP	1,425	1,618
Reg. S, 2.13%, 05/24/2028	EUR	500	533
Reg. S, 2.35%, 08/30/2029	EUR	100	107
National Bank of Canada, (Canada),
Reg. S, 0.75%, 03/13/2025	EUR	100	107
5.25%, 01/17/2025		250	250
Nationale-Nederlanden Bank NV (The), (Netherlands), Reg. S, 0.01%, 07/08/2030	EUR	100	92
NatWest Group plc, (United Kingdom),
Reg. S, (ICE LIBOR EUR 3 Month + 0.89%), 0.67%, 09/14/2029 (aa)	EUR	2,000	1,918
Reg. S, (EUR Swap Rate 5 Year + 1.27%), 1.04%, 09/14/2032 (aa)	EUR	2,375	2,315
Reg. S, (ICE LIBOR EUR 3 Month + 1.74%), 2.00%, 03/04/2025 (aa)	EUR	100	110
Reg. S, (UK Gilts 5 Year + 1.75%), 2.11%, 11/28/2031 (aa)	GBP	600	681
Reg. S, (GBP Swap Rate 1 Year + 1.49%), 2.88%, 09/19/2026 (aa)	GBP	2,000	2,441
Reg. S, (UK Gilts 1 Year + 2.10%), 3.62%, 03/29/2029 (aa)	GBP	4,000	4,775
Reg. S, (ICE LIBOR EUR 3 Month + 1.83%), 4.77%, 02/16/2029 (aa)	EUR	2,000	2,294
NatWest Markets plc, (United Kingdom),
Reg. S, 0.13%, 06/18/2026	EUR	1,000	1,023
Reg. S, 2.00%, 08/27/2025	EUR	1,000	1,076
NIBC Bank NV, (Netherlands), Reg. S, 0.63%, 06/01/2026	EUR	100	105

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	91

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
NORD / LB Luxembourg SA Covered Bond Bank, (Luxembourg), Reg. S, 0.01%, 06/10/2027	EUR	100	100
Norddeutsche Landesbank-Girozentrale, (Germany),
Reg. S, 0.01%, 09/23/2026	EUR	100	103
Reg. S, 0.25%, 10/28/2026	EUR	20	21
Reg. S, 0.50%, 06/29/2026	EUR	50	52
Reg. S, 3.13%, 02/20/2026	EUR	50	55
Nordea Bank Abp, (Finland),
Reg. S, 4.13%, 05/05/2028	EUR	6,025	6,866
Reg. S, (EUR Swap Rate 5 Year + 1.85%), 4.88%, 02/23/2034 (aa)	EUR	2,825	3,241
Nordea Hypotek AB, (Sweden),
Series 5535, Reg. S, 1.00%, 09/17/2025	SEK	1,900	182
Series 5536, Reg. S, 0.50%, 09/16/2026	SEK	1,200	111
Series 5537, Reg. S, 1.00%, 06/16/2027	SEK	2,000	185
Nordea Kiinnitysluottopankki OYJ, (Finland),
Reg. S, 0.13%, 06/18/2027	EUR	100	101
Reg. S, 2.50%, 09/14/2032	EUR	100	108
NRW Bank, (Germany),
Reg. S, 0.00%, 07/28/2031	EUR	138	126
Reg. S, 0.10%, 07/09/2035	EUR	300	244
Reg. S, 0.25%, 03/10/2025	EUR	120	128
Reg. S, 0.38%, 12/16/2024	GBP	2,000	2,440
Reg. S, 0.38%, 05/16/2029	EUR	550	543
Reg. S, 0.50%, 05/26/2025	EUR	320	341
Reg. S, 0.50%, 06/17/2041	EUR	100	73
Reg. S, 0.75%, 06/30/2028	EUR	260	266
1.20%, 03/28/2039	EUR	100	86
1.25%, 05/13/2049	EUR	87	65
2.75%, 02/21/2029	EUR	500	559
Reg. S, 3.00%, 05/31/2030	EUR	173	196
Nykredit Realkredit A/S, (Denmark),
Reg. S, (EUR Swap Rate 5 Year + 1.18%), 0.88%, 07/28/2031 (aa)	EUR	5,000	5,032
Series 13G, Reg. S, 1.00%, 04/01/2026	DKK	300	43
Series 13H, Reg. S, 1.00%, 07/01/2026	DKK	600	85
Series 13H, Reg. S, 1.00%, 01/01/2027	DKK	1,000	141
Series 13H, Reg. S, 1.00%, 07/01/2027	DKK	800	112
Series 13H, Reg. S, 1.00%, 01/01/2028	DKK	200	28
Series 13H, Reg. S, 2.00%, 01/01/2025	DKK	300	44
Series 13H, Reg. S, 2.00%, 01/01/2026	DKK	1,000	146
Series SDO, Reg. S, 1.00%, 01/01/2029	DKK	300	41
Oesterreichische Kontrollbank AG, (Austria),
Reg. S, 0.00%, 10/08/2026	EUR	150	155
Reg. S, 0.25%, 09/26/2024	EUR	300	323
OP Corporate Bank plc, (Finland), Reg. S, 4.13%, 04/18/2027	EUR	3,000	3,405

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
OP Mortgage Bank, (Finland),
Reg. S, 0.63%, 02/15/2029	EUR	100	99
Reg. S, 1.00%, 10/05/2027	EUR	100	104
Reg. S, 2.75%, 06/22/2026	EUR	100	110
Pfandbriefbank Schweizerischer Hypothekarinstitute AG, (Switzerland),
Reg. S, 0.00%, 02/26/2030	CHF	800	873
Series 678, Reg. S, 0.00%, 08/26/2049	CHF	40	34
Series 682, Reg. S, 0.00%, 04/06/2027	CHF	100	114
Series 683, Reg. S, 0.00%, 02/25/2028	CHF	200	225
Series 684, Reg. S, 0.00%, 05/10/2045	CHF	125	112
Series 695, Reg. S, 0.00%, 10/26/2029	CHF	200	220
Series 697, Reg. S, 0.00%, 05/20/2041	CHF	200	186
Series 706, Reg. S, 0.13%, 08/19/2031	CHF	200	216
Series 743, Reg. S, 1.75%, 07/09/2038	CHF	50	62
Pfandbriefzentrale der schweizerischen Kantonalbanken AG, (Switzerland),
Series 483, Reg. S, 0.00%, 01/27/2027	CHF	600	684
Series 517, Reg. S, 0.00%, 04/02/2031	CHF	100	107
Series 524, Reg. S, 0.00%, 06/21/2028	CHF	200	224
Series 528, Reg. S, 0.00%, 03/15/2030	CHF	50	55
Series 530, Reg. S, 0.00%, 03/18/2033	CHF	220	229
Series 531, Reg. S, 0.00%, 02/15/2036	CHF	205	205
Series 534, Reg. S, 0.00%, 03/13/2028	CHF	50	56
Series 538, Reg. S, 0.00%, 07/25/2031	CHF	80	86
Series 576, Reg. S, 1.85%, 07/19/2038	CHF	50	63
PNC Financial Services Group, Inc. (The),
(United States SOFR + 1.84%), 5.58%, 06/12/2029 (aa)		505	516
(SOFR Compounded Index + 1.09%), 5.67%, 10/28/2025 (aa)		580	580
(United States SOFR + 1.32%), 5.81%, 06/12/2026 (aa)		180	181
(SOFR Compounded Index + 1.73%), 6.62%, 10/20/2027 (aa)		80	83
(United States SOFR + 2.28%), 6.88%, 10/20/2034 (aa)		760	845
Raiffeisen Bank International AG, (Austria),
Reg. S, 0.25%, 01/22/2025	EUR	3,600	3,819
Reg. S, 3.88%, 03/16/2026	EUR	100	112
Reg. S, (ICE LIBOR EUR 3 Month + 1.95%), 4.75%, 01/26/2027 (aa)	EUR	700	780
Raiffeisenlandesbank Niederoesterreich-Wien AG, (Austria), Reg. S, 0.63%, 08/28/2026	EUR	200	208
Raiffeisenlandesbank Oberoesterreich AG, (Austria), Reg. S, 1.25%, 04/26/2027	EUR	100	105
Raiffeisen-Landesbank Steiermark AG, (Austria), Reg. S, 2.38%, 06/14/2028	EUR	100	108
Raiffeisen-Landesbank Tirol AG, (Austria), Reg. S, 3.00%, 01/24/2028	EUR	100	111

SEE NOTES TO FINANCIAL STATEMENTS.

92	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Rheinland-Pfalz Bank, (Germany), SUB, 6.88%, 02/23/2028 (e)		200	216
Royal Bank of Canada, (Canada),
Reg. S, 0.01%, 10/05/2028	EUR	100	97
Reg. S, 0.13%, 04/26/2027	EUR	700	706
Reg. S, 0.63%, 09/10/2025	EUR	100	106
1.15%, 06/10/2025		100	95
Reg. S, 2.38%, 09/13/2027	EUR	150	163
3.63%, 05/04/2027		90	87
5.20%, 08/01/2028		496	506
6.00%, 11/01/2027		30	31
Santander Consumer Bank A/S, (Norway), Reg. S, 0.13%, 02/25/2025	EUR	5,200	5,507
Santander Holdings USA, Inc., 3.45%, 06/02/2025		45	44
(United States SOFR + 2.36%), 6.50%, 03/09/2029 (aa)		190	196
Santander UK Group Holdings plc, (United Kingdom),
(United States SOFR + 0.79%), 1.09%, 03/15/2025 (aa)		600	593
(United States SOFR + 1.22%), 2.47%, 01/11/2028 (aa)		480	438
(United States SOFR + 2.75%), 6.83%, 11/21/2026 (aa)		2,200	2,241
Santander UK plc, (United Kingdom), Reg. S, 0.05%, 01/12/2027	EUR	100	101
Skandinaviska Enskilda Banken AB, (Sweden),
Reg. S, 0.05%, 07/01/2024	EUR	1,475	1,596
Reg. S, 3.25%, 11/24/2025	EUR	6,825	7,537
Reg. S, 3.25%, 05/04/2028	EUR	100	113
Series 581, Reg. S, 0.50%, 12/16/2026	SEK	2,000	184
Series 601, Reg. S, 3.00%, 12/06/2027	SEK	2,000	198
Societe Generale SA, (France),
Reg. S, 0.13%, 02/24/2026	EUR	1,000	1,034
(EUR Swap Rate 5 Year + 1.55%), 1.00%, 11/24/2030 (aa)	EUR	1,000	1,035
Reg. S, 1.13%, 01/23/2025	EUR	200	214
Reg. S, (ICE LIBOR EUR 3 Month + 1.50%), 1.13%, 04/21/2026 (aa)	EUR	1,700	1,811
Reg. S, 1.25%, 12/07/2027	GBP	3,000	3,318
Reg. S, 1.25%, 06/12/2030	EUR	2,000	1,899
Reg. S, (ICE LIBOR EUR 3 Month + 0.60%), 1.50%, 05/30/2025 (aa)	EUR	500	546
(CMT Index 1 Year + 1.05%), 2.23%, 01/21/2026 (e) (aa)		2,850	2,738
Reg. S, 2.63%, 05/30/2029	EUR	1,000	1,073
(CMT Index 1 Year + 1.30%), 2.80%, 01/19/2028 (e) (aa)		2,595	2,393
Reg. S, 4.00%, 11/16/2027	EUR	3,000	3,389
Reg. S, (ICE LIBOR EUR 3 Month + 1.80%), 4.25%, 12/06/2030 (aa)	EUR	1,500	1,682
Reg. S, 6.25%, 06/22/2033	GBP	2,000	2,815

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
SpareBank 1 Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/22/2027	EUR	5,000	4,971
Reg. S, 0.13%, 05/14/2026	EUR	100	104
Reg. S, 0.13%, 05/12/2031	EUR	100	90
Reg. S, 1.00%, 01/30/2029	EUR	100	101
SpareBank 1 Oestlandet, (Norway),
Reg. S, 0.25%, 09/30/2024	EUR	600	644
Reg. S, 1.75%, 04/27/2027	EUR	1,000	1,050
SpareBank 1 SR-Bank ASA, (Norway), Reg. S, 0.63%, 03/25/2024	EUR	700	767
Sparebanken Soer Boligkreditt A/S, (Norway),
Reg. S, 0.01%, 09/25/2028	EUR	5,000	4,838
Reg. S, 0.50%, 02/06/2026	EUR	100	105
SR-Boligkreditt A/S, (Norway), Reg. S, 0.01%, 03/10/2031	EUR	100	90
Stadshypotek AB, (Sweden),
Reg. S, 0.01%, 11/24/2028	EUR	100	96
Reg. S, 0.50%, 07/11/2025	EUR	100	106
Reg. S, 3.63%, 06/20/2028	SEK	2,000	205
Series 1590, Reg. S, 1.00%, 09/03/2025	SEK	2,000	191
Series 1591, Reg. S, 0.50%, 06/01/2026	SEK	2,000	187
Series 1592, Reg. S, 1.00%, 03/01/2027	SEK	2,000	187
Series 1594, Reg. S, 2.00%, 09/01/2028	SEK	2,000	190
Standard Chartered plc, (United Kingdom), (CMT Index 1 Year + 1.00%), 1.46%, 01/14/2027 (e) (aa)		1,200	1,099
Sumitomo Mitsui Financial Group, Inc., (Japan),
Reg. S, 1.55%, 06/15/2026	EUR	6,000	6,348
5.46%, 01/13/2026		200	202
5.52%, 01/13/2028		200	205
5.71%, 01/13/2030		200	208
5.77%, 01/13/2033		200	212
5.78%, 07/13/2033		720	764
Sumitomo Mitsui Trust Bank Ltd., (Japan), Reg. S, 0.01%, 10/15/2027	EUR	2,000	1,965
Svenska Handelsbanken AB, (Sweden),
Reg. S, 0.05%, 09/06/2028	EUR	1,000	960
Reg. S, 0.13%, 11/03/2026	EUR	3,200	3,246
Reg. S, 0.50%, 02/18/2030	EUR	1,875	1,752
Reg. S, 1.00%, 04/15/2025	EUR	2,000	2,142
Reg. S, (EUR Swap Rate 5 Year + 1.80%), 3.25%, 06/01/2033 (aa)	EUR	1,500	1,614
Reg. S, 3.75%, 11/01/2027	EUR	1,200	1,358
Sveriges Sakerstallda Obligationer AB, (Sweden),
Reg. S, 0.01%, 03/14/2030	EUR	100	93
Reg. S, 0.63%, 10/30/2025	EUR	100	106
Series 146, Reg. S, 0.50%, 06/11/2025	SEK	2,000	190
Series 147, Reg. S, 2.00%, 06/17/2026	SEK	1,000	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	93

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
Series 148, Reg. S, 0.25%, 06/09/2027	SEK	2,000	180
Swedbank AB, (Sweden),
Reg. S, (EUR Swap Rate 1 Year + 0.57%), 0.30%, 05/20/2027 (aa)	EUR	1,500	1,529
Reg. S, 0.75%, 05/05/2025	EUR	1,300	1,383
Reg. S, 1.30%, 02/17/2027	EUR	1,000	1,028
Reg. S, (UK Gilts 1 Year + 1.00%), 1.38%, 12/08/2027 (aa)	GBP	1,500	1,726
Reg. S, 2.10%, 05/25/2027	EUR	1,000	1,062
Reg. S, (EUR Swap Rate 5 Year + 2.15%), 3.63%, 08/23/2032 (aa)	EUR	1,500	1,618
Reg. S, 4.38%, 09/05/2030	EUR	10,000	11,437
Reg. S, (UK Gilts 5 Year + 3.80%), 7.27%, 11/15/2032 (aa)	GBP	6,000	7,890
Toronto-Dominion Bank (The), (Canada),
Reg. S, 0.86%, 03/24/2027	EUR	1,800	1,863
1.25%, 09/10/2026		20	18
Reg. S, 1.71%, 07/28/2025	EUR	100	108
Reg. S, 2.88%, 04/05/2027	GBP	5,000	6,042
Reg. S, 3.72%, 03/13/2030	EUR	100	115
Reg. S, 3.77%, 09/08/2026	EUR	100	113
4.69%, 09/15/2027		515	514
5.26%, 12/11/2026		1,775	1,811
Truist Financial Corp., 1.20%, 08/05/2025		460	432
3.88%, 03/19/2029		1,400	1,311
(United States SOFR + 2.36%), 5.87%, 06/08/2034 (aa)		370	378
(United States SOFR + 2.05%), 6.05%, 06/08/2027 (aa)		220	224
(United States SOFR + 2.45%), 7.16%, 10/30/2029 (aa)		620	670
UBS AG, (Switzerland),
Reg. S, 0.50%, 03/31/2031	EUR	9,000	8,118
5.65%, 09/11/2028		589	612
UBS Group AG, (Switzerland),
Reg. S, 0.25%, 02/24/2028	EUR	1,000	970
Reg. S, (EUR Swap Rate 1 Year + 0.77%), 0.25%, 11/05/2028 (aa)	EUR	1,200	1,165
Reg. S, 0.63%, 01/18/2033	EUR	10,584	8,811
Reg. S, 0.63%, 02/24/2033	EUR	1,000	846
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.80%), 1.00%, 03/21/2025 (aa)	EUR	3,000	3,288
Reg. S, (EUR Swap Rate 1 Year + 0.75%), 1.25%, 04/17/2025 (aa)	EUR	200	219
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 0.75%), 1.25%, 07/17/2025 (aa)	EUR	1,400	1,519
Reg. S, 1.25%, 09/01/2026	EUR	1,000	1,049
Reg. S, (EUR Swap Rate 1 Year + 1.60%), 2.13%, 10/13/2026 (aa)	EUR	700	751
(CMT Index 1 Year + 1.10%), 2.75%, 02/11/2033 (e) (aa)		1,000	822
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.15%), 2.75%, 06/15/2027 (aa)	EUR	5,000	5,406

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Reg. S, (EUR Swap Rate 1 Year + 1.95%), 2.88%, 04/02/2032 (aa)	EUR	2,600	2,680
(United States SOFR + 1.73%), 3.09%, 05/14/2032 (e) (aa)		755	644
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.35%), 3.13%, 06/15/2030 (aa)	EUR	1,500	1,610
Reg. S, (ICE EURIBOR Swap Rate 1 Year + 1.55%), 4.38%, 01/11/2031 (aa)	EUR	2,000	2,277
UniCredit Bank Austria AG, (Austria), Reg. S, 0.05%, 09/21/2035	EUR	100	78
UniCredit Bank GmbH, (Germany),
Reg. S, 0.01%, 09/15/2028	EUR	50	49
Reg. S, 0.01%, 03/10/2031	EUR	125	114
Reg. S, 0.85%, 05/22/2034	EUR	50	45
Reg. S, 0.88%, 01/11/2029	EUR	100	101
UniCredit SpA, (Italy),
Reg. S, 0.33%, 01/19/2026	EUR	1,000	1,039
Reg. S, 0.38%, 10/31/2026	EUR	100	103
Reg. S, 0.50%, 04/09/2025	EUR	1,000	1,061
Reg. S, (ICE LIBOR EUR 3 Month + 0.90%), 0.80%, 07/05/2029 (aa)	EUR	1,000	981
Reg. S, 0.85%, 01/19/2031	EUR	1,000	909
Reg. S, (ICE LIBOR EUR 3 Month + 0.85%), 0.93%, 01/18/2028 (aa)	EUR	1,000	1,024
Reg. S, (ICE LIBOR EUR 3 Month + 1.35%), 1.20%, 01/20/2026 (aa)	EUR	3,275	3,508
Reg. S, (ICE LIBOR EUR 3 Month + 1.55%), 1.25%, 06/25/2025 (aa)	EUR	1,000	1,087
Reg. S, (ICE LIBOR EUR 3 Month + 1.90%), 1.63%, 07/03/2025 (aa)	EUR	500	544
Reg. S, 1.63%, 01/18/2032	EUR	1,000	944
Reg. S, 1.80%, 01/20/2030	EUR	1,000	990
Reg. S, 2.13%, 10/24/2026	EUR	1,000	1,075
Reg. S, (ICE LIBOR EUR 3 Month + 2.55%), 2.20%, 07/22/2027 (aa)	EUR	1,000	1,066
(CMT Index 1 Year + 2.30%), 2.57%, 09/22/2026 (e) (aa)		3,000	2,821
Reg. S, (ICE LIBOR EUR 3 Month + 1.60%), 4.45%, 02/16/2029 (aa)	EUR	9,350	10,551
Reg. S, (ICE LIBOR EUR 3 Month + 1.90%), 4.80%, 01/17/2029 (aa)	EUR	5,000	5,769
Reg. S, (ICE LIBOR EUR 3 Month + 2.85%), 5.85%, 11/15/2027 (aa)	EUR	6,500	7,596
United Overseas Bank Ltd., (Singapore), Reg. S, 0.01%, 12/01/2027	EUR	100	99
US Bancorp,
(CMT Index 5 Year + 2.54%), 3.70%, 01/15/2027 (x) (aa)		2,300	1,806
(United States SOFR + 1.66%), 4.55%, 07/22/2028 (aa)		20	20
(United States SOFR + 1.23%), 4.65%, 02/01/2029 (aa)		45	44
(United States SOFR + 1.43%), 5.73%, 10/21/2026 (aa)		280	282

SEE NOTES TO FINANCIAL STATEMENTS.

94	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Banks — continued
(United States SOFR + 2.26%), 5.84%, 06/12/2034 (aa)		725	749
Valiant Bank AG, (Switzerland), Reg. S, 0.00%, 07/31/2029	CHF	50	54
Virgin Money UK plc, (United Kingdom),
Reg. S, (SONIA Interest Rate Benchmark + 2.57%), 3.13%, 06/22/2025 (aa)	GBP	1,000	1,248
Reg. S, (UK Gilts 1 Year + 2.80%), 4.00%, 09/25/2026 (aa)	GBP	200	245
Reg. S, (UK Gilts 5 Year + 5.25%), 5.13%, 12/11/2030 (aa)	GBP	1,000	1,221
Vseobecna Uverova Banka AS, (Slovakia), Reg. S, 0.01%, 06/23/2025	EUR	1,700	1,782
Wells Fargo & Co.,
Reg. S, 1.00%, 02/02/2027	EUR	1,000	1,024
Reg. S, 1.38%, 10/26/2026	EUR	1,000	1,042
Reg. S, 2.00%, 04/27/2026	EUR	1,000	1,066
Reg. S, 2.13%, 09/24/2031	GBP	1,000	1,043
Reg. S, 2.50%, 05/02/2029	GBP	1,500	1,712
(CME Term SOFR 3 Month + 1.43%), 2.88%, 10/30/2030 (aa)		6	5
(United States SOFR + 2.53%), 3.07%, 04/30/2041 (aa)		2,440	1,850
(CME Term SOFR 3 Month + 1.43%), 3.20%, 06/17/2027 (aa)		1,590	1,520
Reg. S, (SONIA Interest Rate Benchmark + 1.28%), 3.47%, 04/26/2028 (aa)	GBP	1,000	1,216
Reg. S, 3.50%, 09/12/2029	GBP	1,500	1,798
(United States SOFR + 1.51%), 3.53%, 03/24/2028 (aa)		377	360
(CME Term SOFR 3 Month + 1.57%), 3.58%, 05/22/2028 (aa)		3	3
3.90%, 05/01/2045		20	17
(United States SOFR + 1.32%), 3.91%, 04/25/2026 (aa)		1,272	1,247
(United States SOFR + 1.56%), 4.54%, 08/15/2026 (aa)		58	57
(United States SOFR + 2.13%), 4.61%, 04/25/2053 (aa)		820	741
4.63%, 11/02/2035	GBP	1,500	1,862
4.75%, 12/07/2046		95	84
(United States SOFR + 1.98%), 4.81%, 07/25/2028 (aa)		1,366	1,357
Reg. S, 4.88%, 11/29/2035	GBP	1,000	1,199
(United States SOFR + 2.02%), 5.39%, 04/24/2034 (aa)		940	946
(United States SOFR + 1.99%), 5.56%, 07/25/2034 (aa)		2,745	2,801
(United States SOFR + 1.74%), 5.57%, 07/25/2029 (aa)		1,590	1,625
5.61%, 01/15/2044		24	24
(United States SOFR + 1.79%), 6.30%, 10/23/2029 (aa)		124	131
(United States SOFR + 2.06%), 6.49%, 10/23/2034 (aa)		2,040	2,224

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Wells Fargo Bank NA, 5.25%, 12/11/2026		2,050	2,076
Westpac Banking Corp., (Australia),
Reg. S, 0.01%, 09/22/2028	EUR	100	96
Reg. S, 0.88%, 04/17/2027	EUR	1,000	1,024
Reg. S, 1.08%, 04/05/2027	EUR	100	104
2.96%, 11/16/2040		290	201
Westpac Securities NZ Ltd., (New Zealand),
Reg. S, 0.43%, 12/14/2026	EUR	2,500	2,534
Reg. S, 3.75%, 04/20/2028	EUR	100	114
Wirtschafts- und Infrastrukturbank Hessen, (Germany), 0.88%, 06/14/2028	EUR	100	103
Zuercher Kantonalbank, (Switzerland), Series 150, Reg. S, 0.10%, 03/31/2031	CHF	240	259

			1,306,041

Diversified Financial Services — 0.9%
Aareal Bank AG, (Germany),
Reg. S, 3.13%, 02/13/2026	EUR	100	111
Reg. S, 4.50%, 07/25/2025	EUR	2,300	2,544
Series 236, Reg. S, 0.01%, 02/01/2028	EUR	100	99
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland), 2.45%, 10/29/2026		350	324
4.63%, 10/15/2027		190	186
Affordable Housing Finance plc, (United Kingdom), Reg. S, 2.89%, 08/11/2043	GBP	100	102
Ally Financial, Inc., (United States SOFR + 2.82%), 6.85%, 01/03/2030 (aa)		600	617
American Express Co., 2.25%, 03/04/2025		16	16
3.95%, 08/01/2025		370	364
4.90%, 02/13/2026		120	121
(United States SOFR + 1.00%), 4.99%, 05/01/2026 (aa)		250	249
(United States SOFR + 1.84%), 5.04%, 05/01/2034 (aa)		550	550
(United States SOFR + 1.28%), 5.28%, 07/27/2029 (aa)		3,500	3,576
(United States SOFR + 1.93%), 5.63%, 07/28/2034 (aa)		145	150
Ameriprise Financial, Inc., 5.15%, 05/15/2033		504	520
Apollo Global Management, Inc., 6.38%, 11/15/2033		158	170
Ares Management Corp., 6.38%, 11/10/2028		395	415
Arkea Home Loans SFH SA, (France), Reg. S, 3.25%, 08/01/2033	EUR	100	113
Artesian Finance II plc, (United Kingdom), 6.00%, 09/30/2033	GBP	30	41
Aspire Defence Finance plc, (United Kingdom), Series B, 4.67%, 03/31/2040	GBP	40	50
AXA Bank Europe SCF, (France), Reg. S, 0.50%, 04/18/2025	EUR	100	106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	95

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
AXA Home Loan SFH SA, (France), Reg. S, 0.01%, 10/16/2029	EUR	100	94
AyT Cedulas Cajas X Fondo de Titulizacion de Activos, (Spain), Series X, 3.75%, 06/30/2025	EUR	100	111

BNP Paribas Home Loan SFH SA, (France),
Reg. S, 3.00%, 05/25/2028	EUR	100	112
Reg. S, 3.00%, 01/31/2030	EUR	100	112
BPCE SFH SA, (France),
Reg. S, 0.01%, 11/08/2026	EUR	100	102
Reg. S, 0.01%, 01/21/2027	EUR	100	102
Reg. S, 0.01%, 01/29/2036	EUR	100	78
Reg. S, 0.13%, 12/03/2030	EUR	100	92
Reg. S, 0.63%, 09/22/2027	EUR	100	102
Reg. S, 0.75%, 09/02/2025	EUR	100	106
Reg. S, 1.13%, 04/12/2030	EUR	100	100
Reg. S, 1.75%, 05/27/2032	EUR	100	101
Caisse de Refinancement de l’Habitat SA, (France),
Reg. S, 0.01%, 10/08/2029	EUR	100	94
Reg. S, 3.38%, 06/28/2032	EUR	100	115
Cantor Fitzgerald LP, 4.50%, 04/14/2027 (e)		2,055	1,974
Capital One Financial Corp.,
0.80%, 06/12/2024	EUR	825	895
(United States SOFR + 2.06%), 4.93%, 05/10/2028 (aa)		349	343
(United States SOFR + 2.64%), 6.31%, 06/08/2029 (aa)		435	447
(United States SOFR + 3.07%), 7.62%, 10/30/2031 (aa)		730	804
Cboe Global Markets, Inc.,
1.63%, 12/15/2030		424	350
3.65%, 01/12/2027		505	490
Cedulas TDA 6 Fondo de Titulizacion de Activos, (Spain), Series A6, 3.88%, 05/23/2025	EUR	100	111
Charles Schwab Corp. (The),
1.15%, 05/13/2026		390	357
(United States SOFR + 1.88%), 6.20%, 11/17/2029 (aa)		365	383
CI Financial Corp., (Canada), 4.10%, 06/15/2051		305	181
CME Group, Inc., 2.65%, 03/15/2032		203	181

Credit Agricole Home Loan SFH SA, (France),
Reg. S, 0.01%, 04/12/2028	EUR	4,200	4,130
Reg. S, 0.01%, 11/03/2031	EUR	100	89
Reg. S, 0.88%, 08/11/2028	EUR	100	102
Reg. S, 0.88%, 05/06/2034	EUR	100	90
Reg. S, 2.13%, 01/07/2030	EUR	100	106
Credit Agricole Public Sector SCF SA, (France), Reg. S, 0.88%, 08/02/2027	EUR	100	103

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Credit Mutuel Home Loan SFH SA, (France),
Reg. S, 0.01%, 07/20/2028	EUR	5,000	4,883
Reg. S, 0.75%, 09/15/2027	EUR	100	103
Reg. S, 0.88%, 03/04/2032	EUR	100	94
Reg. S, 1.00%, 01/30/2029	EUR	100	101
Reg. S, 2.38%, 02/08/2028	EUR	100	109
Discover Financial Services, (SOFR Compounded Index + 3.37%), 7.96%, 11/02/2034 (aa)		110	123
IG Group Holdings plc, (United Kingdom), Reg. S, 3.13%, 11/18/2028	GBP	4,000	4,441
Intercontinental Exchange, Inc.,
3.65%, 05/23/2025		20	20
5.20%, 06/15/2062		140	143
Jefferies Financial Group, Inc.,
2.63%, 10/15/2031		1,250	1,037
2.75%, 10/15/2032		1,420	1,162
5.88%, 07/21/2028		1,350	1,386
Jyske Realkredit A/S, (Denmark),
Reg. S, 0.50%, 10/01/2026	EUR	100	104
Series 32IE, Reg. S, 1.00%, 04/01/2025	DKK	400	58
Series CCE, Reg. S, 1.00%, 10/01/2024	DKK	100	14
La Banque Postale Home Loan SFH SA, (France),
Reg. S, 1.00%, 10/04/2028	EUR	100	102
Reg. S, 3.00%, 01/31/2031	EUR	100	112
Lansforsakringar Hypotek AB, (Sweden),
Reg. S, 1.38%, 05/31/2027	EUR	100	105
Series 519, Reg. S, 1.50%, 09/16/2026	SEK	900	86
Series 520, Reg. S, 1.00%, 09/15/2027	SEK	1,000	93
Series 521, Reg. S, 0.50%, 09/20/2028	SEK	700	62
LeasePlan Corp. NV, (Netherlands), Reg. S, 2.13%, 05/06/2025	EUR	3,000	3,249
London Stock Exchange Group plc, (United Kingdom),
Reg. S, 1.63%, 04/06/2030	GBP	2,000	2,203
Reg. S, 1.75%, 12/06/2027	EUR	800	845
LPL Holdings, Inc., 6.75%, 11/17/2028		1,117	1,191
Lseg Netherlands BV, (Netherlands),
Reg. S, 0.00%, 04/06/2025	EUR	1,500	1,587
Reg. S, 0.75%, 04/06/2033	EUR	1,000	887
Mastercard, Inc.,
1.00%, 02/22/2029	EUR	6,200	6,286
2.10%, 12/01/2027	EUR	8,225	8,831
2.95%, 06/01/2029		710	667
3.30%, 03/26/2027		80	78
3.35%, 03/26/2030		244	233
3.85%, 03/26/2050		160	140
4.88%, 03/09/2028		190	196
Nasdaq, Inc.,
1.75%, 03/28/2029	EUR	2,300	2,355
5.35%, 06/28/2028		100	103

SEE NOTES TO FINANCIAL STATEMENTS.

96	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Diversified Financial Services — continued
Nomura Holdings, Inc., (Japan),
1.85%, 07/16/2025		1,955	1,851
2.17%, 07/14/2028		1,500	1,318
2.61%, 07/14/2031		730	608
3.00%, 01/22/2032		320	270
5.10%, 07/03/2025		2,700	2,682
6.07%, 07/12/2028		1,625	1,679
Nordea Kredit Realkreditaktieselskab, (Denmark),
Reg. S, 1.00%, 10/01/2024 (e)	DKK	300	44
Reg. S, 1.00%, 04/01/2026 (e)	DKK	250	35
1.00%, 10/01/2026	DKK	500	71
Reg. S, 1.00%, 10/01/2027 (e)	DKK	200	28
Series CC2, Reg. S, 1.00%, 04/01/2025 (e)	DKK	200	29
Series CC2, Reg. S, 1.00%, 04/01/2027 (e)	DKK	500	70
OSB Group plc, (United Kingdom), Reg. S, (UK Gilts 1 Year + 4.99%), 9.50%, 09/07/2028 (aa)	GBP	3,400	4,454
Private Export Funding Corp., 0.55%, 07/30/2024 (e)		300	293
Series PP, 1.40%, 07/15/2028		775	692
Programa Cedulas TDA Fondo de Titulizacion de Activos, (Spain), Series A6, 4.25%, 04/10/2031	EUR	100	120
Prs Finance plc, (United Kingdom),
Reg. S, 1.75%, 11/24/2026	GBP	178	213
Reg. S, 2.00%, 01/23/2029	GBP	500	583
Realkredit Danmark A/S, (Denmark),
Series 10f, Reg. S, 1.00%, 01/01/2025 (e)	DKK	700	101
Series 10F, Reg. S, 1.00%, 01/01/2026 (e)	DKK	1,000	143
Series 22S, Reg. S, 0.00%, 10/01/2040 (e)	DKK	41	5
Societe Generale SFH SA, (France),
Reg. S, 0.50%, 06/02/2025	EUR	100	106
Reg. S, 0.50%, 01/28/2026	EUR	100	105
Reg. S, 1.75%, 05/05/2034	EUR	200	198
Sparebanken Vest Boligkreditt A/S, (Norway), Reg. S, 2.50%, 09/22/2027	EUR	100	109
Swedbank Hypotek AB, (Sweden),
Reg. S, 0.05%, 05/28/2025	EUR	100	106
Series 195, Reg. S, 1.00%, 06/18/2025	SEK	800	77
Series 196, Reg. S, 1.00%, 03/18/2026	SEK	1,000	95
Series 197, Reg. S, 1.00%, 03/17/2027	SEK	700	65
THFC Funding No. 1 plc, (United Kingdom), Reg. S, 5.13%, 12/21/2035	GBP	1,370	1,798
TP ICAP Finance plc, (United Kingdom), Reg. S, 5.25%, 05/29/2026	GBP	2,000	2,468
Visa, Inc.,
2.00%, 06/15/2029	EUR	4,100	4,349
2.70%, 04/15/2040		130	101
3.65%, 09/15/2047		200	169

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Wellcome Trust Finance plc, (United Kingdom), Reg. S, 4.63%, 07/25/2036	GBP	225	297
Western Union Co. (The), 1.35%, 03/15/2026		620	569

			92,071

Insurance — 1.9%
Aflac, Inc., 4.75%, 01/15/2049		40	38
AIA Group Ltd., (Hong Kong), Reg. S, (EUR Swap Rate 5 Year + 1.10%), 0.88%, 09/09/2033 (aa)	EUR	1,800	1,693
Alleghany Corp.,
3.25%, 08/15/2051		135	103
3.63%, 05/15/2030		15	14
Allianz Finance II BV, (Netherlands),
Reg. S, 0.50%, 11/22/2033	EUR	200	177
Series 62, Reg. S, 4.50%, 03/13/2043	GBP	1,500	1,910
Allianz SE, (Germany),
Reg. S, (ICE LIBOR EUR 3 Month + 2.65%), 2.24%, 07/07/2045 (aa)	EUR	5,000	5,352
Reg. S, (ICE EURIBOR Swap Rate 10 Year + 3.20%), 3.38%, 09/18/2024 (x) (aa)	EUR	2,300	2,510
Reg. S, (ICE LIBOR EUR 3 Month + 3.55%), 4.25%, 07/05/2052 (aa)	EUR	6,000	6,555
Reg. S, (ICE LIBOR EUR 3 Month + 3.65%), 5.82%, 07/25/2053 (aa)	EUR	1,900	2,295
American International Group, Inc., 1.88%, 06/21/2027	EUR	1,000	1,055
Aon Corp., 2.80%, 05/15/2030		50	44
Aon Corp. / Aon Global Holdings PLC, 2.90%, 08/23/2051		20	13
3.90%, 02/28/2052		108	86
Aon Global Ltd., (United Kingdom), 4.60%, 06/14/2044		10	9
Argentum Netherlands BV for Zurich Insurance Co. Ltd., (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 3.20%), 2.75%, 02/19/2049 (aa)	EUR	500	517
Arthur J Gallagher & Co., 2.40%, 11/09/2031		620	511
3.05%, 03/09/2052		70	47
3.50%, 05/20/2051		150	112
5.75%, 03/02/2053		240	245
6.50%, 02/15/2034		245	268
6.75%, 02/15/2054		1,050	1,227
ASR Nederland NV, (Netherlands),
Reg. S, (EUR Swap Rate 5 Year + 4.00%), 3.38%, 05/02/2049 (aa)	EUR	1,000	1,023
Reg. S, (EUR Swap Rate 5 Year + 4.95%), 5.00%, 09/30/2024 (x) (aa)	EUR	1,000	1,103
Reg. S, (EUR Swap Rate 5 Year + 5.20%), 5.13%, 09/29/2045 (aa)	EUR	1,000	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	97

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Insurance — continued
Assicurazioni Generali SpA, (Italy),
Reg. S, 1.71%, 06/30/2032	EUR	1,000	887
Reg. S, 2.43%, 07/14/2031	EUR	1,000	963
Reg. S, 4.13%, 05/04/2026	EUR	100	111
Reg. S, (ICE LIBOR EUR 3 Month + 4.50%), 4.60%, 11/21/2025 (x) (aa)	EUR	770	846
Assurant, Inc.,
2.65%, 01/15/2032		216	175
3.70%, 02/22/2030		290	261
4.90%, 03/27/2028		87	86
Assured Guaranty US Holdings, Inc., 6.13%, 09/15/2028		500	525
Athene Global Funding,
Reg. S, 1.24%, 04/08/2024	EUR	1,300	1,423
2.50%, 01/14/2025 (e)		20	19
Athene Holding Ltd., (Bermuda), 3.95%, 05/25/2051		55	41
Aviva plc, (United Kingdom),
Reg. S, 1.88%, 11/13/2027	EUR	500	538
Reg. S, (ICE LIBOR EUR 3 Month + 3.55%), 3.38%, 12/04/2045 (aa)	EUR	1,000	1,076
Reg. S, (UK Gilts 5 Year + 4.70%), 4.00%, 06/03/2055 (aa)	GBP	825	864
Reg. S, (UK Gilts 5 Year + 2.85%), 6.13%, 11/14/2036 (aa)	GBP	430	560
AXA SA, (France),
Reg. S, (ICE LIBOR EUR 3 Month + 2.40%), 1.38%, 10/07/2041 (aa)	EUR	1,225	1,116
Reg. S, (ICE LIBOR EUR 3 Month + 3.75%), 3.38%, 07/06/2047 (aa)	EUR	1,900	2,049
Reg. S, (EUR Swap Rate 11 Year + 3.25%), 3.88%, 10/08/2025 (x) (aa)	EUR	5,000	5,444
Reg. S, (ICE LIBOR EUR 3 Month + 3.60%), 4.25%, 03/10/2043 (aa)	EUR	1,200	1,306
Reg. S, (SONIA Interest Rate Benchmark + 2.87%), 6.69%, 07/06/2026 (x) (aa)	GBP	375	484
Berkshire Hathaway Finance Corp.,
1.50%, 03/18/2030	EUR	2,200	2,203
2.38%, 06/19/2039	GBP	825	781
2.85%, 10/15/2050		15	10
3.85%, 03/15/2052		395	332
4.20%, 08/15/2048		25	23
Berkshire Hathaway, Inc.,
0.00%, 03/12/2025	EUR	1,900	2,017
2.15%, 03/15/2028	EUR	1,000	1,073
BNP Paribas Cardif SA, (France),
Reg. S, 1.00%, 11/29/2024	EUR	1,000	1,072
Reg. S, (ICE LIBOR EUR 3 Month + 3.93%), 4.03%, 11/25/2025 (x) (aa)	EUR	6,000	6,524

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Brown & Brown, Inc.,
2.38%, 03/15/2031		89	73
4.20%, 03/17/2032		48	44
4.95%, 03/17/2052		220	196
BUPA Finance plc, (United Kingdom), Reg. S, 5.00%, 10/12/2030	EUR	1,700	2,015
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, (France), Reg. S, 0.75%, 07/07/2028	EUR	4,900	4,796
Chubb INA Holdings, Inc.,
0.88%, 12/15/2029	EUR	1,000	977
1.55%, 03/15/2028	EUR	3,000	3,122
Cloverie PLC for Zurich Insurance Co. Ltd., (Ireland),
Reg. S, 1.50%, 12/15/2028	EUR	1,000	1,035
Reg. S, 1.75%, 09/16/2024	EUR	500	544
CNA Financial Corp., 2.05%, 08/15/2030		2,500	2,083
CNP Assurances SACA, (France),
Reg. S, 0.38%, 03/08/2028	EUR	100	97
Reg. S, 1.25%, 01/27/2029	EUR	700	682
Reg. S, (ICE LIBOR EUR 3 Month + 3.65%), 2.50%, 06/30/2051 (aa)	EUR	1,000	962
Corebridge Financial, Inc.,
3.50%, 04/04/2025		40	39
4.35%, 04/05/2042		155	132
Credit Agricole Assurances SA, (France),
Reg. S, 2.00%, 07/17/2030	EUR	600	580
Reg. S, (EUR Swap Rate 5 Year + 4.50%), 4.25%, 01/13/2025 (x) (aa)	EUR	800	878
Reg. S, (EUR Swap Rate 5 Year + 4.35%), 4.50%, 10/14/2025 (x) (aa)	EUR	100	110
Enstar Group Ltd., (Bermuda),
3.10%, 09/01/2031		901	736
4.95%, 06/01/2029		270	264
Everest Reinsurance Holdings, Inc.,
3.13%, 10/15/2052		82	56
3.50%, 10/15/2050		745	550
Fairfax Financial Holdings Ltd., (Canada),
3.38%, 03/03/2031		2,000	1,760
4.85%, 04/17/2028		375	369
5.63%, 08/16/2032		1,440	1,440
Hannover Rueck SE, (Germany),
Reg. S, (ICE LIBOR EUR 3 Month + 2.38%), 1.13%, 10/09/2039 (aa)	EUR	1,000	938
Reg. S, (ICE LIBOR EUR 3 Month + 3.75%), 5.88%, 08/26/2043 (aa)	EUR	2,000	2,462
Jackson Financial, Inc., 4.00%, 11/23/2051		5	4
Legal & General Finance plc, (United Kingdom), Reg. S, 5.88%, 04/05/2033	GBP	425	588

SEE NOTES TO FINANCIAL STATEMENTS.

98	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Insurance — continued
Legal & General Group plc, (United Kingdom),
Reg. S, (UK Gilts 5 Year + 5.25%), 4.50%, 11/01/2050 (aa)	GBP	825	966
Reg. S, (UK Gilts 5 Year + 4.65%), 5.13%, 11/14/2048 (aa)	GBP	600	747
Liberty Mutual Group, Inc.,
3.95%, 10/15/2050 (e)		830	630
5.50%, 06/15/2052 (e)		495	489
Loews Corp., 3.20%, 05/15/2030		10	9
M&G plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.16%), 5.56%, 07/20/2055 (aa)	GBP	825	960
Markel Group, Inc., 3.45%, 05/07/2052		1,000	715
Marsh & McLennan Cos., Inc.,
1.98%, 03/21/2030	EUR	5,050	5,246
2.90%, 12/15/2051		780	527
4.20%, 03/01/2048		850	739
4.75%, 03/15/2039		179	174
4.90%, 03/15/2049		290	282
5.45%, 03/15/2053		219	230
MetLife, Inc.,
Reg. S, 5.38%, 12/09/2024	GBP	1,000	1,273
5.38%, 07/15/2033		429	448
Metropolitan Life Global Funding I,
Reg. S, 0.50%, 05/25/2029	EUR	500	480
Reg. S, 0.55%, 06/16/2027	EUR	1,475	1,493
Reg. S, 0.63%, 12/08/2027	GBP	1,000	1,109
Reg. S, 1.63%, 10/12/2028	GBP	1,000	1,132
Reg. S, 1.63%, 09/21/2029	GBP	2,125	2,346
Reg. S, 1.75%, 05/25/2025	EUR	1,000	1,078
Reg. S, 3.50%, 09/30/2026	GBP	2,000	2,491
Reg. S, 4.13%, 09/02/2025	GBP	1,000	1,262
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany),
Reg. S, (ICE LIBOR EUR 3 Month + 2.10%), 1.00%, 05/26/2042 (aa)	EUR	15,800	13,735
Reg. S, (ICE LIBOR EUR 3 Month + 2.55%), 1.25%, 05/26/2041 (aa)	EUR	5,000	4,578
Reg. S, (ICE LIBOR EUR 3 Month + 3.40%), 3.25%, 05/26/2049 (aa)	EUR	2,000	2,136
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, (France), Reg. S, 0.63%, 06/21/2027	EUR	1,900	1,898
New York Life Global Funding, Reg. S, 3.63%, 01/09/2030	EUR	9,625	10,925
NN Group NV, (Netherlands), Reg. S, (ICE LIBOR EUR 3 Month + 4.00%), 4.50%, 01/15/2026 (x) (aa)	EUR	1,350	1,483
Old Republic International Corp., 3.85%, 06/11/2051		85	62
Pension Insurance Corp. plc, (United Kingdom), Reg. S, 5.63%, 09/20/2030	GBP	1,121	1,363

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
Phoenix Group Holdings plc, (United Kingdom), Reg. S, 6.63%, 12/18/2025	GBP	425	553
Primerica, Inc., 2.80%, 11/19/2031		315	267
Principal Financial Group, Inc., 5.50%, 03/15/2053		101	102
Progressive Corp. (The),
3.70%, 03/15/2052		150	122
3.95%, 03/26/2050		44	37
4.13%, 04/15/2047		20	18
4.95%, 06/15/2033		28	29
Prudential Funding Asia plc, (United Kingdom), 5.88%, 05/11/2029	GBP	1,500	2,024
RenaissanceRe Holdings Ltd., (Bermuda), 5.75%, 06/05/2033		882	890
Sampo OYJ, (Finland), Reg. S, 2.25%, 09/27/2030	EUR	1,000	1,084
SCOR SE, (France), Reg. S, (EUR Swap Rate 10 Year + 3.25%), 3.00%, 06/08/2046 (aa)	EUR	5,600	6,003
Sogecap SA, (France), Reg. S, (EUR Swap Rate 5 Year + 4.15%), 4.13%, 02/18/2026 (x) (aa)	EUR	1,700	1,849
Talanx AG, (Germany), Reg. S, 4.00%, 10/25/2029	EUR	12,500	14,366
Travelers Cos., Inc. (The), 5.45%, 05/25/2053		140	152
UNIQA Insurance Group AG, (Austria),
Reg. S, 1.38%, 07/09/2030	EUR	500	478
Reg. S, (ICE LIBOR EUR 3 Month + 3.35%), 2.38%, 12/09/2041 (aa)	EUR	500	448
Reg. S, (ICE LIBOR EUR 3 Month + 5.82%), 6.00%, 07/27/2046 (aa)	EUR	500	566
Unum Group,
4.00%, 06/15/2029		1,894	1,799
4.13%, 06/15/2051		914	687
5.75%, 08/15/2042		25	24
W R Berkley Corp., 4.00%, 05/12/2050		700	559
Zurich Finance Ireland Designated Activity Co., (Ireland),
Reg. S, 1.63%, 06/17/2039	EUR	500	446
Reg. S, (UK Gilts 5 Year + 4.10%), 5.13%, 11/23/2052 (aa)	GBP	5,625	6,897

			188,769

Investment Companies — 0.2%
Ares Capital Corp.,
2.15%, 07/15/2026		385	351
3.88%, 01/15/2026		310	298
7.00%, 01/15/2027		490	504
Barings BDC, Inc., 3.30%, 11/23/2026		20	18
Blackstone Private Credit Fund, 3.25%, 03/15/2027		195	179
Blackstone Secured Lending Fund, 2.85%, 09/30/2028		23	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	99

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Investment Companies — continued
Blue Owl Capital Corp., 2.88%, 06/11/2028		265	233
FS KKR Capital Corp.,
2.63%, 01/15/2027		275	247
3.13%, 10/12/2028		255	223
7.88%, 01/15/2029		270	286
Golub Capital BDC, Inc., 2.50%, 08/24/2026		5	5
Investor AB, (Sweden),
Reg. S, 0.38%, 10/29/2035	EUR	425	340
Reg. S, 1.50%, 09/12/2030	EUR	700	702
Reg. S, 2.75%, 06/10/2032	EUR	1,000	1,071
Main Street Capital Corp., 3.00%, 07/14/2026		165	151
MDGH GMTN RSC Ltd., (United Arab Emirates),
Reg. S, 0.38%, 03/10/2027	EUR	1,000	999
Reg. S, 1.00%, 03/10/2034	EUR	600	522
Temasek Financial I Ltd., (Singapore),
Reg. S, 1.50%, 03/01/2028	EUR	4,300	4,468
Reg. S, 3.25%, 02/15/2027	EUR	1,000	1,115
Wendel SE, (France), Reg. S, 1.00%, 06/01/2031	EUR	4,400	4,045

			15,777

Private Equity — 0.2%
3i Group plc, (United Kingdom),
Reg. S, 4.88%, 06/14/2029	EUR	16,925	19,491
Reg. S, 5.75%, 12/03/2032	GBP	350	477
Intermediate Capital Group plc, (United Kingdom), Reg. S, 1.63%, 02/17/2027	EUR	1,000	1,016

			20,984

Real Estate — 0.9%
Affinity Sutton Capital Markets plc, (United Kingdom), Reg. S, 5.98%, 09/17/2038	GBP	1,000	1,389
Akelius Residential Property Financing BV, (Netherlands), Reg. S, 1.00%, 01/17/2028	EUR	1,000	947
Aroundtown SA, (Luxembourg),
Reg. S, 0.00%, 07/16/2026	EUR	3,800	3,514
Reg. S, 1.45%, 07/09/2028	EUR	4,000	3,436
Reg. S, (EUR Swap Rate 5 Year + 2.42%), 1.63%, 04/15/2026 (x) (aa)	EUR	3,000	1,027
Balder Finland OYJ, (Finland),
Reg. S, 1.00%, 01/18/2027	EUR	2,000	1,867
Reg. S, 1.00%, 01/20/2029	EUR	1,000	840
Reg. S, 2.00%, 01/18/2031	EUR	9,400	7,567
Blackstone Property Partners Europe Holdings Sarl, (Luxembourg),
Reg. S, 1.63%, 04/20/2030	EUR	1,000	882
Reg. S, 1.75%, 03/12/2029	EUR	2,500	2,319
Reg. S, 2.00%, 02/15/2024	EUR	500	550
Reg. S, 2.63%, 10/20/2028	GBP	1,075	1,168
Broadgate Financing plc, (United Kingdom), Series A4, Reg. S, 4.82%, 07/05/2033	GBP	50	64

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Real Estate — continued
CBRE Services, Inc.,
2.50%, 04/01/2031		15	13
4.88%, 03/01/2026		20	20
Clarion Funding plc, (United Kingdom),
Reg. S, 1.25%, 11/13/2032	GBP	1,000	960
Reg. S, 1.88%, 09/07/2051	GBP	500	335
Reg. S, 2.63%, 01/18/2029	GBP	200	233
CPI Property Group SA, (Luxembourg),
Reg. S, 1.50%, 01/27/2031	EUR	2,000	1,148
Reg. S, 1.75%, 01/14/2030	EUR	1,000	624
Reg. S, 2.75%, 01/22/2028	GBP	1,800	1,604
CTP NV, (Netherlands),
Reg. S, 0.50%, 06/21/2025		EUR 2,865	2,976
Reg. S, 0.63%, 09/27/2026	EUR	3,500	3,470
Reg. S, 0.88%, 01/20/2026	EUR	1,000	1,022
Reg. S, 1.25%, 06/21/2029	EUR	600	546
Reg. S, 1.50%, 09/27/2031	EUR	2,500	2,136
Deutsche Wohnen SE, (Germany),
Reg. S, 0.50%, 04/07/2031	EUR	500	451
Reg. S, 1.00%, 04/30/2025	EUR	2,000	2,113
Reg. S, 1.30%, 04/07/2041	EUR	500	358
Reg. S, 1.50%, 04/30/2030	EUR	2,000	1,925
Fastighets AB Balder, (Sweden),
Reg. S, 1.13%, 01/29/2027	EUR	4,000	3,771
Reg. S, 1.88%, 03/14/2025	EUR	400	422
Reg. S, 1.88%, 01/23/2026	EUR	2,000	2,010
Heimstaden Bostad AB, (Sweden), Reg. S, 1.13%, 01/21/2026	EUR	1,200	1,131
Hexagon Housing Association Ltd., (United Kingdom), Reg. S, 3.63%, 04/22/2048	GBP	1,000	953
HOWOGE Wohnungsbaugesellschaft mbH, (Germany), Reg. S, 1.13%, 11/01/2033	EUR	100	87
Logicor 2019-1 UK plc, (United Kingdom), Reg. S, 1.88%, 11/17/2026	GBP	825	965
Logicor Financing Sarl, (Luxembourg),
Reg. S, 0.75%, 07/15/2024	EUR	1,500	1,616
Reg. S, 0.88%, 01/14/2031	EUR	400	339
Reg. S, 1.50%, 07/13/2026	EUR	1,200	1,240
Reg. S, 2.25%, 05/13/2025	EUR	2,000	2,137
London & Quadrant Housing Trust, (United Kingdom),
Reg. S, 2.00%, 03/31/2032	GBP	1,000	1,037
Reg. S, 2.00%, 10/20/2038	GBP	425	369
Reg. S, 2.63%, 02/28/2028	GBP	1,225	1,438
Reg. S, 2.75%, 07/20/2057	GBP	425	338
Reg. S, 3.13%, 02/28/2053	GBP	500	447
Meadowhall Finance plc, (United Kingdom), Series A1, Reg. S, 4.99%, 01/12/2032	GBP	25	30
NE Property BV, (Netherlands),
Reg. S, 1.75%, 11/23/2024	EUR	500	533
Reg. S, 1.88%, 10/09/2026	EUR	1,000	1,008
Reg. S, 2.00%, 01/20/2030	EUR	500	441
Reg. S, 3.38%, 07/14/2027	EUR	500	520

SEE NOTES TO FINANCIAL STATEMENTS.

100	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Real Estate — continued
Notting Hill Genesis, (United Kingdom),
Reg. S, 2.00%, 06/03/2036	GBP	2,800	2,589
Reg. S, 3.25%, 10/12/2048	GBP	1,000	932
Reg. S, 4.38%, 02/20/2054	GBP	500	567
Reg. S, 5.25%, 07/07/2042	GBP	1,000	1,273
Ontario Teachers’ Cadillac Fairview Properties Trust, (Canada),
2.50%, 10/15/2031 (e)		580	471
4.13%, 02/01/2029 (e)		2,100	1,979
Optivo Finance plc, (United Kingdom),
Reg. S, 3.28%, 03/22/2048	GBP	2,000	1,850
Reg. S, 5.25%, 03/13/2043	GBP	1,000	1,262
Orbit Capital plc, (United Kingdom), Reg. S, 3.38%, 06/14/2048	GBP	1,325	1,273
P3 Group Sarl, (Luxembourg), Reg. S, 0.88%, 01/26/2026	EUR	490	504
Sagax AB, (Sweden), Reg. S, 2.25%, 03/13/2025	EUR	1,000	1,073
Sagax Euro Mtn NL BV, (Netherlands), Reg. S, 1.63%, 02/24/2026	EUR	1,000	1,045
Sinochem Offshore Capital Co. Ltd., (British Virgin Islands), Reg. S, 0.75%, 11/25/2025	EUR	1,000	1,025
Telereal Securitisation plc, (United Kingdom), Series B4, 6.16%, 12/10/2031	GBP	41	53
Tesco Property Finance 1 plc, (United Kingdom), Reg. S, 7.62%, 07/13/2039	GBP	78	113
Trafford Centre Finance Ltd. (The), (Cayman Islands), Series A2, Reg. S, 6.50%, 07/28/2033	GBP	32	41
Vonovia Finance BV, (Netherlands),
Reg. S, 0.63%, 07/09/2026	EUR	300	309
Reg. S, 1.00%, 01/28/2041	EUR	1,100	723
Series DIP, Reg. S, 1.50%, 03/31/2025	EUR	2,000	2,145
Vonovia SE, (Germany), Reg. S, 0.75%, 09/01/2032	EUR	1,700	1,422

			86,985

REITS — 0.9%
Aedifica SA, (Belgium), Reg. S, 0.75%, 09/09/2031	EUR	1,200	1,052
Altarea SCA, (France), Reg. S, 1.75%, 01/16/2030	EUR	400	339
American Tower Corp.,
0.88%, 05/21/2029	EUR	5,973	5,745
1.38%, 04/04/2025	EUR	2,050	2,196
1.95%, 05/22/2026	EUR	1,000	1,064
2.95%, 01/15/2025		405	395
5.80%, 11/15/2028		300	312
Brixmor Operating Partnership LP,
4.05%, 07/01/2030		1,175	1,100
4.13%, 06/15/2026		2,300	2,228
4.13%, 05/15/2029		875	834

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
Carmila SA, (France),
Reg. S, 1.63%, 05/30/2027	EUR	1,000	1,018
Reg. S, 2.38%, 09/16/2024		EUR 1,000	1,087
Crown Castle, Inc.,
5.60%, 06/01/2029		530	543
5.80%, 03/01/2034		350	363
Digital Realty Trust LP,
3.70%, 08/15/2027		393	379
5.55%, 01/15/2028		24	24
EPR Properties,
3.60%, 11/15/2031		790	656
3.75%, 08/15/2029		160	141
Equinix, Inc.,
0.25%, 03/15/2027		EUR 3,900	3,915
1.00%, 03/15/2033		EUR 3,500	3,119
1.45%, 05/15/2026		200	185
2.63%, 11/18/2024		85	83
2.90%, 11/18/2026		200	190
Extra Space Storage LP,
3.50%, 07/01/2026		153	147
5.70%, 04/01/2028		19	19
GLP Capital LP / GLP Financing II, Inc.,
3.25%, 01/15/2032		780	658
5.38%, 04/15/2026		1,500	1,491
Goodman Australia Finance Pty Ltd., (Australia), Reg. S, 1.38%, 09/27/2025		EUR 2,758	2,941
Hammerson Ireland Finance DAC, (Ireland), Reg. S, 1.75%, 06/03/2027		EUR 9,733	9,818
Hammerson plc, (United Kingdom), Reg. S, 7.25%, 04/21/2028		GBP 1,400	1,849
Healthpeak OP LLC, 3.00%, 01/15/2030		1,400	1,247
Host Hotels & Resorts LP,
Series I, 3.50%, 09/15/2030		785	701
Series J, 2.90%, 12/15/2031		415	349
Invitation Homes Operating Partnership LP,
2.30%, 11/15/2028		2	2
5.45%, 08/15/2030		90	91
Kimco Realty OP LLC, 2.70%, 10/01/2030		1,900	1,645
Klepierre SA, (France),
Reg. S, 0.88%, 02/17/2031	EUR	1,000	916
Reg. S, 1.63%, 12/13/2032	EUR	1,000	942
Reg. S, 2.00%, 05/12/2029	EUR	1,000	1,034
Mercialys SA, (France),
Reg. S, 1.80%, 02/27/2026		EUR 1,000	1,053
Reg. S, 2.50%, 02/28/2029	EUR	300	302
Merlin Properties Socimi SA, (Spain), Reg. S, 2.38%, 07/13/2027	EUR	1,000	1,062
National Health Investors, Inc., 3.00%, 02/01/2031		290	232
Omega Healthcare Investors, Inc., 3.25%, 04/15/2033		155	126
4.50%, 04/01/2027		142	136
4.75%, 01/15/2028		48	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	101

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
REITS — continued
Praemia Healthcare SACA, (France), Reg. S, 5.50%, 09/19/2028	EUR	3,600	4,159
Prologis Euro Finance LLC,
0.25%, 09/10/2027	EUR	2,725	2,704
Prologis LP, 2.25%, 06/30/2029	GBP	1,600	1,822
4.88%, 06/15/2028		150	152
5.25%, 06/15/2053		86	90
Public Storage Operating Co.,
0.50%, 09/09/2030	EUR	1,500	1,368
0.88%, 02/15/2026		45	42
1.50%, 11/09/2026		119	109
1.85%, 05/01/2028		250	225
1.95%, 11/09/2028		828	739
2.25%, 11/09/2031		165	141
3.09%, 09/15/2027		100	95
3.39%, 05/01/2029		145	138
5.35%, 08/01/2053		27	28
Realty Income Corp.,
1.63%, 12/15/2030	GBP	200	206
1.75%, 07/13/2033	GBP	1,100	1,063
3.10%, 12/15/2029		800	734
5.13%, 07/06/2034	EUR	1,700	2,071
Sabra Health Care LP, 3.20%, 12/01/2031		320	262
Scentre Group Trust 1 / Scentre Group Trust 2, (Australia),
Reg. S, 1.45%, 03/28/2029	EUR	2,000	1,943
Reg. S, 1.75%, 04/11/2028	EUR	2,000	2,009
Scentre Group Trust 1, (Australia),
Reg. S, 2.25%, 07/16/2024	EUR	2,000	2,179
Reg. S, 3.88%, 07/16/2026	GBP	554	685
Simon International Finance SCA, (Luxembourg), Reg. S, 1.25%, 05/13/2025	EUR	2,325	2,475
Simon Property Group LP,
1.38%, 01/15/2027		70	64
2.45%, 09/13/2029		125	111
3.50%, 09/01/2025		50	49
4.25%, 10/01/2044		2	2
4.25%, 11/30/2046		65	55
5.85%, 03/08/2053		389	415
6.65%, 01/15/2054		90	106
Tanger Properties LP, 2.75%, 09/01/2031		350	282
Ventas Realty LP,
4.00%, 03/01/2028		251	240
4.13%, 01/15/2026		2,300	2,243
4.40%, 01/15/2029		262	255
VICI Properties LP,
4.75%, 02/15/2028		485	475
4.95%, 02/15/2030		1,645	1,592
Welltower OP LLC,
2.75%, 01/15/2031		50	44
3.10%, 01/15/2030		2,567	2,319

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
4.00%, 06/01/2025		67	66
4.25%, 04/15/2028		44	43
4.50%, 12/01/2034	GBP	300	361
4.80%, 11/20/2028	GBP	1,650	2,110
Weyerhaeuser Co., 4.00%, 04/15/2030		1,500	1,431
WP Carey, Inc., 2.25%, 04/01/2033		1,000	780
WPC Eurobond BV, (Netherlands),
0.95%, 06/01/2030	EUR	1,800	1,650
2.13%, 04/15/2027	EUR	1,800	1,884

			95,791

Savings & Loans — 0.1%
Coventry Building Society, (United Kingdom), Reg. S, 2.63%, 12/07/2026	EUR	5,000	5,458
Nationwide Building Society, (United Kingdom),
Reg. S, 0.25%, 07/22/2025	EUR	2,000	2,101
Reg. S, 0.63%, 03/25/2027	EUR	100	103
Reg. S, 5.63%, 01/28/2026	GBP	100	130
Yorkshire Building Society, (United Kingdom),
Reg. S, 0.01%, 10/13/2027	EUR	100	99
Reg. S, 0.01%, 11/16/2028	EUR	5,000	4,790

			12,681

Total Financial			1,819,099

Government — 2.7%
Multi-National — 2.7%
African Development Bank, (Supranational),
0.25%, 11/21/2024	EUR	925	993
0.50%, 03/22/2027	EUR	1,000	1,036
0.50%, 03/21/2029	EUR	3,500	3,492
0.88%, 05/24/2028	EUR	400	412
2.25%, 09/14/2029	EUR	2,000	2,178
Asian Development Bank, (Supranational),
Reg. S, 0.03%, 01/31/2030	EUR	3,550	3,380
0.35%, 07/16/2025	EUR	700	743
0.75%, 12/07/2027	GBP	5,000	5,673
1.40%, 02/06/2037	EUR	7,000	6,528
1.63%, 03/15/2024		100	99
1.95%, 07/22/2032	EUR	10,000	10,473
2.00%, 01/22/2025		300	292
2.50%, 12/19/2024	GBP	2,000	2,490
4.13%, 09/27/2024		1,540	1,529
6.22%, 08/15/2027		100	106
Asian Infrastructure Investment Bank (The), (Supranational),
0.50%, 10/30/2024		495	477
4.88%, 09/14/2026		620	630
Corp. Andina de Fomento, (Supranational),
Reg. S, 0.25%, 02/04/2026	EUR	2,000	2,062
Reg. S, 1.13%, 02/13/2025	EUR	10,000	10,708

SEE NOTES TO FINANCIAL STATEMENTS.

102	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Multi-National — continued
Council Of Europe Development Bank, (Supranational),
Reg. S, 0.00%, 04/09/2027	EUR	2,000	2,038
Reg. S, 0.00%, 01/20/2031	EUR	5,000	4,642
Reg. S, 0.25%, 01/19/2032	EUR	3,000	2,771
Reg. S, 0.38%, 03/27/2025	EUR	175	187
Reg. S, 0.63%, 01/30/2029	EUR	1,500	1,515
Reg. S, 0.75%, 06/09/2025	EUR	50	54
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial, (Supranational),
4.55%, 03/30/2027	CAD	300	230
5.50%, 06/07/2032	GBP	300	420
European Bank for Reconstruction & Development, (Supranational), 0.50%, 05/19/2025		135	128
European Investment Bank, (Supranational),
0.00%, 03/15/2024	EUR	300	329
Reg. S, 0.00%, 03/25/2025	EUR	5,000	5,327
Reg. S, 0.00%, 03/13/2026	EUR	700	733
Reg. S, 0.00%, 06/17/2027	EUR	1,500	1,527
Reg. S, 0.00%, 09/28/2028	EUR	1,000	988
Zero Coupon, 05/28/2037 (e)	CAD	150	66
Reg. S, 0.01%, 11/15/2035	EUR	4,200	3,364
Reg. S, 0.01%, 05/15/2041	EUR	5,000	3,355
Reg. S, 0.05%, 11/15/2029	EUR	10,000	9,634
0.05%, 01/16/2030	EUR	17,900	17,172
Reg. S, 0.05%, 10/13/2034	EUR	19,000	15,839
Reg. S, 0.10%, 10/15/2026	EUR	5,000	5,185
Reg. S, 0.13%, 12/14/2026	GBP	1,875	2,144
Reg. S, 0.13%, 06/20/2029	EUR	6,000	5,861
Reg. S, 0.25%, 06/15/2040	EUR	3,950	2,854
0.38%, 03/26/2026		1,300	1,195
Reg. S, 0.38%, 04/14/2026	EUR	3,000	3,159
0.50%, 01/15/2027	EUR	2,000	2,090
Reg. S, 0.50%, 11/13/2037	EUR	2,000	1,627
Reg. S, 0.88%, 05/15/2026	GBP	2,000	2,367
0.88%, 09/13/2047	EUR	200	144
Reg. S, 1.00%, 03/14/2031	EUR	20,000	19,940
Reg. S, 1.00%, 04/14/2032	EUR	3,275	3,207
Reg. S, 1.38%, 03/07/2025	GBP	100	123
Reg. S, 2.75%, 09/15/2025	EUR	10,000	11,059
Reg. S, 2.75%, 07/30/2030	EUR	30,000	33,655
2.75%, 09/13/2030	EUR	230	259
Reg. S, 3.63%, 03/14/2042	EUR	2,025	2,435
Reg. S, 3.88%, 06/08/2037	GBP	3,000	3,764
4.50%, 10/15/2025	EUR	10,000	11,394
4.50%, 10/16/2028		720	737
Reg. S, 4.50%, 03/07/2044	GBP	3,000	3,931
5.00%, 04/15/2039	GBP	3,500	4,892
Reg. S, 6.27%, 08/28/2024	IDR	10,000,000	649
Series 1981, 2.63%, 03/15/2035	EUR	40	44
Series DIP, Reg. S, 4.63%, 10/12/2054	GBP	3,055	4,116

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Multi-National — continued
FMS Wertmanagement, (Germany), Reg. S, 0.38%, 04/29/2030	EUR	1,600	1,548
Inter-American Development Bank, (Supranational),
0.50%, 09/23/2024		750	726
0.88%, 04/20/2026		400	371
1.25%, 12/15/2025	GBP	2,000	2,409
1.50%, 01/13/2027		1,000	926
2.13%, 01/15/2025		290	282
2.38%, 08/03/2029	GBP	1,000	1,193
3.00%, 02/21/2024		100	100
6.75%, 07/15/2027		700	753
International Development Association, (Supranational),
Reg. S, 0.00%, 10/19/2026	EUR	1,000	1,027
Reg. S, 0.35%, 04/22/2036	EUR	3,500	2,917
Reg. S, 0.38%, 09/22/2027	GBP	2,000	2,244
Reg. S, 0.70%, 01/17/2042	EUR	1,000	751
Reg. S, 2.50%, 01/15/2038	EUR	4,000	4,220
International Finance Corp., (Supranational),
0.25%, 12/15/2025	GBP	1,000	1,182
Reg. S, 1.38%, 03/07/2025	GBP	1,000	1,227
3.63%, 09/15/2025		920	907
North American Development Bank, (Supranational), Reg. S, 0.20%, 11/28/2028	CHF	200	224

			273,458

Municipal — 0.0% (g)
Transport for London, (United Kingdom),
Reg. S, 3.88%, 07/23/2042	GBP	140	156
Reg. S, 4.00%, 09/12/2033	GBP	300	361

			517

Regional (State/Province) — 0.0% (g)
KAF Kaerntner Ausgleichszahlungs-Fonds, (Austria), Reg. S, Zero Coupon, 01/14/2032	EUR	860	752
UK Municipal Bonds Agency Finance Co. Designated Activity Co., (Ireland), Reg. S, 1.63%, 08/26/2060	GBP	100	56

			808

Total Government			274,783

Industrial — 3.2%
Aerospace/Defense — 0.4%
Airbus SE, (Netherlands),
Reg. S, 1.63%, 06/09/2030	EUR	7,050	7,188
Reg. S, 2.00%, 04/07/2028	EUR	1,715	1,828
Reg. S, 2.38%, 04/07/2032	EUR	1,000	1,052
BAE Systems plc, (United Kingdom),
1.90%, 02/15/2031 (e)		1,350	1,111
Boeing Co. (The),
3.45%, 11/01/2028		100	94
4.88%, 05/01/2025		922	918

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	103

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Aerospace/Defense — continued
5.71%, 05/01/2040		2,300	2,387
5.81%, 05/01/2050		50	52
General Dynamics Corp.,
2.25%, 06/01/2031		341	297
3.60%, 11/15/2042		18	15
3.75%, 05/15/2028		375	368
4.25%, 04/01/2040		22	21
Hexcel Corp., 4.20%, 02/15/2027		520	501
L3Harris Technologies, Inc., 5.40%, 07/31/2033		1,600	1,667
Leonardo SpA, (Italy), Reg. S, 4.88%, 03/24/2025	EUR	1,600	1,787
Lockheed Martin Corp.,
3.80%, 03/01/2045		300	259
4.09%, 09/15/2052		35	31
4.15%, 06/15/2053		400	359
4.30%, 06/15/2062		324	292
4.70%, 05/15/2046		360	353
4.75%, 02/15/2034		300	307
5.10%, 11/15/2027		400	413
5.20%, 02/15/2055		120	127
5.70%, 11/15/2054		290	328
5.90%, 11/15/2063		185	217
RTX Corp.,
2.15%, 05/18/2030	EUR	1,500	1,518
2.82%, 09/01/2051		200	133
3.20%, 03/15/2024		30	30
3.95%, 08/16/2025		96	95
6.40%, 03/15/2054		299	347
7.20%, 08/15/2027		20	21
Safran SA, (France),
Reg. S, 0.13%, 03/16/2026	EUR	1,000	1,034
Reg. S, 0.75%, 03/17/2031	EUR	5,500	5,283
Thales SA, (France),
Reg. S, 0.00%, 03/26/2026	EUR	4,100	4,219
Reg. S, 0.75%, 01/23/2025	EUR	1,000	1,072
Reg. S, 1.00%, 05/15/2028	EUR	1,900	1,920
Reg. S, 4.13%, 10/18/2028	EUR	800	923

			38,567

Building Materials — 0.5%
Carrier Global Corp.,
2.24%, 02/15/2025		20	19
2.49%, 02/15/2027		10	9
3.38%, 04/05/2040		100	81
4.13%, 05/29/2028 (e)	EUR	1,600	1,819
4.38%, 05/29/2025 (e)	EUR	900	1,002
4.50%, 11/29/2032 (e)	EUR	1,000	1,181
5.90%, 03/15/2034 (e)		131	142
6.20%, 03/15/2054 (e)		85	99
CRH Finance DAC, (Ireland), Reg. S, 1.38%, 10/18/2028	EUR	1,164	1,187
Crh Finance UK plc, (United Kingdom), Reg. S, 4.13%, 12/02/2029	GBP	1,500	1,856

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Building Materials — continued
CRH Funding BV, (Netherlands), Reg. S, 1.63%, 05/05/2030	EUR	800	804
CRH SMW Finance DAC, (Ireland),
Reg. S, 1.25%, 11/05/2026	EUR	1,000	1,052
Reg. S, 4.00%, 07/11/2027	EUR	5,000	5,669
Reg. S, 4.25%, 07/11/2035	EUR	7,600	8,819
Eagle Materials, Inc., 2.50%, 07/01/2031		461	392
Fortune Brands Innovations, Inc., 4.50%, 03/25/2052		30	25
Heidelberg Materials AG, (Germany), Reg. S, 3.75%, 05/31/2032	EUR	3,825	4,267
Holcim Finance Luxembourg SA, (Luxembourg),
Reg. S, 0.50%, 11/29/2026	EUR	500	515
Reg. S, 0.50%, 09/03/2030	EUR	500	458
Reg. S, 0.50%, 04/23/2031	EUR	1,000	898
Reg. S, 0.63%, 04/06/2030	EUR	4,350	4,074
Reg. S, 0.63%, 01/19/2033	EUR	500	431
Reg. S, 1.50%, 04/06/2025	EUR	5,000	5,374
Holcim Sterling Finance Netherlands BV, (Netherlands), Reg. S, 3.00%, 05/12/2032	GBP	3,500	3,866
Johnson Controls International plc / Tyco Fire & Security Finance SCA, (Ireland),
1.00%, 09/15/2032	EUR	1,000	920
3.00%, 09/15/2028	EUR	1,000	1,098
Lennox International, Inc.,
1.35%, 08/01/2025		12	11
5.50%, 09/15/2028		265	273
Martin Marietta Materials, Inc.,
3.20%, 07/15/2051		96	72
4.25%, 07/02/2024		40	40
Owens Corning,
3.95%, 08/15/2029		567	541
4.40%, 01/30/2048		18	16
Trane Technologies Financing Ltd., (Ireland), 4.50%, 03/21/2049		15	14
Vulcan Materials Co.,
3.50%, 06/01/2030		60	56
5.80%, 03/01/2026		240	240

			47,320

Electrical Components & Equipment — 0.2%
Eaton Capital Unlimited Co., (Ireland),
Reg. S, 0.13%, 03/08/2026	EUR	10,000	10,360
Reg. S, 0.58%, 03/08/2030	EUR	1,500	1,430
Reg. S, 0.70%, 05/14/2025	EUR	2,525	2,684
Reg. S, 0.75%, 09/20/2024	EUR	1,000	1,080
Emerson Electric Co.,
1.25%, 10/15/2025	EUR	1,000	1,067
1.95%, 10/15/2030		200	173
2.00%, 10/15/2029	EUR	1,500	1,574
2.80%, 12/21/2051		67	46

SEE NOTES TO FINANCIAL STATEMENTS.

104	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electrical Components & Equipment — continued
Legrand SA, (France),
Reg. S, 0.63%, 06/24/2028	EUR	1,000	1,009
Reg. S, 1.00%, 03/06/2026	EUR	1,000	1,062
Reg. S, 1.88%, 07/06/2032	EUR	1,000	1,031
Signify NV, (Netherlands),
Reg. S, 2.00%, 05/11/2024	EUR	550	602
Reg. S, 2.38%, 05/11/2027	EUR	175	187

			22,305

Electronics — 0.3%
Allegion US Holding Co., Inc., 3.20%, 10/01/2024		20	20
Amphenol Technologies Holding GmbH, (Germany), Reg. S, 0.75%, 05/04/2026	EUR	2,525	2,643
Arrow Electronics, Inc., 6.13%, 03/01/2026		180	180
Assa Abloy AB, (Sweden),
Reg. S, 3.88%, 09/13/2030	EUR	4,550	5,271
Reg. S, 4.13%, 09/13/2035	EUR	5,575	6,743
Avnet, Inc., 5.50%, 06/01/2032		60	59
Flex Ltd., (Singapore),
3.75%, 02/01/2026		220	213
4.88%, 06/15/2029		431	423
4.88%, 05/12/2030		175	172
6.00%, 01/15/2028		21	22
Honeywell International, Inc.,
0.75%, 03/10/2032	EUR	2,500	2,280
2.25%, 02/22/2028	EUR	1,500	1,615
4.13%, 11/02/2034	EUR	3,700	4,336
4.50%, 01/15/2034		581	586
Hubbell, Inc., 2.30%, 03/15/2031		399	336
Jabil, Inc.,
1.70%, 04/15/2026		150	139
5.45%, 02/01/2029		350	358
Keysight Technologies, Inc., 3.00%, 10/30/2029		245	223
4.55%, 10/30/2024		250	247
4.60%, 04/06/2027		55	55
TD SYNNEX Corp., 2.38%, 08/09/2028		5	4
Tyco Electronics Group SA, (Luxembourg),
0.00%, 02/14/2025	EUR	1,000	1,061
0.00%, 02/16/2029	EUR	1,000	954
Vontier Corp.,
2.40%, 04/01/2028		143	125
2.95%, 04/01/2031		485	409

			28,474

Engineering & Construction — 0.6%
ABB Finance BV, (Netherlands),
Reg. S, 0.00%, 01/19/2030	EUR	2,000	1,859
Reg. S, 3.38%, 01/16/2031	EUR	10,000	11,311

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Engineering & Construction — continued
Aeroports de Paris SA, (France),
Reg. S, 1.00%, 01/05/2029	EUR	500	500
Reg. S, 1.50%, 07/02/2032	EUR	200	194
Reg. S, 2.13%, 10/02/2026	EUR	200	216
Reg. S, 2.75%, 06/05/2028	EUR	100	110
Reg. S, 2.75%, 04/02/2030	EUR	2,500	2,718
Cellnex Finance Co. SA, (Spain),
Reg. S, 2.00%, 02/15/2033	EUR	1,200	1,128
Reg. S, 2.25%, 04/12/2026	EUR	2,000	2,142
CRCC Hean Ltd., (Hong Kong), Reg. S, 0.88%, 05/20/2026	EUR	300	309
DAA Finance plc, (Ireland), Reg. S, 1.60%, 11/05/2032	EUR	100	95
Ferrovial Emisiones SA, (Spain),
Reg. S, 0.54%, 11/12/2028	EUR	1,000	979
Reg. S, 1.38%, 03/31/2025	EUR	1,000	1,074
Reg. S, 1.38%, 05/14/2026	EUR	1,000	1,063
Heathrow Funding Ltd., (Jersey),
Reg. S, 4.63%, 10/31/2046	GBP	325	380
Reg. S, 6.45%, 12/10/2031	GBP	225	318
Reg. S, 6.75%, 12/03/2026	GBP	150	201
HOCHTIEF AG, (Germany),
Reg. S, 0.50%, 09/03/2027	EUR	3,500	3,507
Reg. S, 0.63%, 04/26/2029	EUR	17,548	16,730
Reg. S, 1.75%, 07/03/2025	EUR	2,107	2,262
Jacobs Engineering Group, Inc., 6.35%, 08/18/2028		950	992
Royal Schiphol Group NV, (Netherlands),
Reg. S, 0.38%, 09/08/2027	EUR	300	302
Reg. S, 0.75%, 04/22/2033	EUR	200	178
Sydney Airport Finance Co. Pty Ltd., (Australia),
Reg. S, 1.75%, 04/26/2028	EUR	1,000	1,038
Reg. S, 2.75%, 04/23/2024	EUR	500	549
Technip Energies NV, (Netherlands), Reg. S, 1.13%, 05/28/2028	EUR	9,169	9,124
Vinci SA, (France), Reg. S, 3.38%, 10/17/2032	EUR	2,000	2,247
Worley US Finance Sub Ltd., Reg. S, 0.88%, 06/09/2026	EUR	3,075	3,168

			64,694

Environmental Control — 0.0% (g)
Waste Connections, Inc., (Canada),
2.60%, 02/01/2030		200	180
3.20%, 06/01/2032		50	45
4.25%, 12/01/2028		250	248
Waste Management, Inc.,
2.00%, 06/01/2029		14	13
4.63%, 02/15/2033		169	170

			656

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	105

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Hand/Machine Tools — 0.0% (g)
Regal Rexnord Corp., 6.05%, 02/15/2026 (e)		620	627
Snap-on, Inc., 3.10%, 05/01/2050		30	23

			650

Machinery — Construction & Mining — 0.1%
Oshkosh Corp., 3.10%, 03/01/2030		268	242
Sandvik AB, (Sweden),
Reg. S, 2.13%, 06/07/2027	EUR	1,000	1,070
Reg. S, 3.75%, 09/27/2029	EUR	1,000	1,141
Siemens Energy Finance BV, (Netherlands), Reg. S, 4.25%, 04/05/2029	EUR	2,000	2,147

			4,600

Machinery — Diversified — 0.2%
AGCO International Holdings BV, (Netherlands), Reg. S, 0.80%, 10/06/2028	EUR	6,200	5,991
Atlas Copco AB, (Sweden), Reg. S, 0.63%, 08/30/2026	EUR	1,325	1,379
Atlas Copco Finance DAC, (Ireland),
Reg. S, 0.13%, 09/03/2029	EUR	500	474
Reg. S, 0.75%, 02/08/2032	EUR	500	463
Dover Corp.,
0.75%, 11/04/2027	EUR	1,000	1,011
1.25%, 11/09/2026	EUR	1,000	1,051
Flowserve Corp., 3.50%, 10/01/2030		92	82
Highland Holdings Sarl, (Luxembourg),
0.32%, 12/15/2026	EUR	1,500	1,526
0.93%, 12/15/2031	EUR	2,050	1,871
IDEX Corp.,
2.63%, 06/15/2031		1,445	1,232
3.00%, 05/01/2030		332	296
Ingersoll Rand, Inc.,
5.40%, 08/14/2028		430	443
5.70%, 08/14/2033		545	577
Nordson Corp.,
5.60%, 09/15/2028		505	525
5.80%, 09/15/2033		591	629
nVent Finance Sarl, (Luxembourg), 5.65%, 05/15/2033		655	666
Otis Worldwide Corp.,
2.06%, 04/05/2025		20	19
2.29%, 04/05/2027		200	186
3.36%, 02/15/2050		10	8
Westinghouse Air Brake Technologies Corp.,
3.20%, 06/15/2025		350	339
4.15%, 03/15/2024		1,800	1,792

			20,560

Miscellaneous Manufacturers — 0.5%
Alfa Laval Treasury International AB, (Sweden), Reg. S, 0.88%, 02/18/2026	EUR	4,681	4,934

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Miscellaneous Manufacturers — continued
Carlisle Cos., Inc.,
2.20%, 03/01/2032		74	60
2.75%, 03/01/2030		50	45
Eaton Corp.,
4.15%, 11/02/2042		145	134
4.35%, 05/18/2028		70	70
GE Capital UK Funding Unlimited Co., (Ireland), Reg. S, 5.88%, 01/18/2033	GBP	2,950	4,030
General Electric Co.,
1.50%, 05/17/2029	EUR	1,000	1,020
1.88%, 05/28/2027	EUR	1,000	1,057
2.13%, 05/17/2037	EUR	488	470
Reg. S, 4.13%, 09/19/2035	EUR	1,000	1,179
Reg. S, 4.88%, 09/18/2037	GBP	4,000	4,760
Illinois Tool Works, Inc.,
0.63%, 12/05/2027	EUR	1,000	1,015
1.00%, 06/05/2031	EUR	500	486
Parker-Hannifin Corp., 1.13%, 03/01/2025	EUR	1,650	1,766
Pentair Finance Sarl, (Luxembourg), 4.50%, 07/01/2029		2,202	2,119
Siemens Financieringsmaatschappij NV, (Netherlands), Reg. S, 0.30%, 02/28/2024	EUR	20	22
Smiths Group plc, (United Kingdom), Reg. S, 2.00%, 02/23/2027	EUR	20,602	21,995
Teledyne Technologies, Inc., 1.60%, 04/01/2026		170	158
Textron, Inc., 2.45%, 03/15/2031		1,000	854
Wabtec Transportation Netherlands BV, (Netherlands), 1.25%, 12/03/2027	EUR	1,500	1,524

			47,698

Packaging & Containers — 0.1%
Amcor UK Finance plc, (United Kingdom), 1.13%, 06/23/2027	EUR	1,500	1,542
Ball Corp., 0.88%, 03/15/2024	EUR	1,200	1,313
Berry Global, Inc., 5.50%, 04/15/2028 (e)		615	623
DS Smith plc, (United Kingdom), Reg. S, 0.88%, 09/12/2026	EUR	4,300	4,428
Packaging Corp. of America, 5.70%, 12/01/2033		1,146	1,206
Sealed Air Corp., 5.50%, 09/15/2025 (e)		1,460	1,460

			10,572

Transportation — 0.3%
Aurizon Network Pty Ltd., (Australia),
Reg. S, 2.00%, 09/18/2024	EUR	1,000	1,087
Reg. S, 3.13%, 06/01/2026	EUR	1,000	1,093
Brambles Finance plc, (United Kingdom), Reg. S, 1.50%, 10/04/2027	EUR	1,000	1,039

SEE NOTES TO FINANCIAL STATEMENTS.

106	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Transportation — continued
Burlington Northern Santa Fe LLC,
2.88%, 06/15/2052		380	267
3.00%, 04/01/2025		160	156
3.30%, 09/15/2051		20	15
4.15%, 04/01/2045		50	45
4.45%, 01/15/2053		75	71
4.55%, 09/01/2044		170	159
4.95%, 09/15/2041		700	697
5.20%, 04/15/2054		900	941
5.40%, 06/01/2041		70	73
Canadian National Railway Co., (Canada),
4.40%, 08/05/2052		160	151
6.13%, 11/01/2053		600	719
Canadian Pacific Railway Co., (Canada), 3.10%, 12/02/2051		210	153
4.20%, 11/15/2069		10	8
Deutsche Bahn Finance GMBH, (Germany),
Reg. S, 0.10%, 01/28/2036	CHF	150	153
Reg. S, 0.35%, 09/29/2031	EUR	100	92
Reg. S, 0.50%, 04/09/2027	EUR	140	144
Reg. S, 1.00%, 12/17/2027	EUR	300	310
Reg. S, 1.13%, 12/18/2028	EUR	300	307
Reg. S, 1.13%, 05/29/2051	EUR	112	78
Reg. S, 1.38%, 03/28/2031	EUR	2,000	2,007
Reg. S, 1.38%, 04/16/2040	EUR	50	42
Reg. S, 1.50%, 08/26/2024	CHF	500	594
Reg. S, 1.63%, 08/16/2033	EUR	189	185
Reg. S, 1.88%, 02/13/2026	GBP	6,000	7,290
Reg. S, 1.88%, 05/24/2030	EUR	300	312
1.99%, 07/08/2030	AUD	200	113
Reg. S, 3.25%, 05/19/2033	EUR	300	341
Reg. S, 3.50%, 09/27/2024	AUD	300	203
Reg. S, 3.63%, 12/18/2037	EUR	193	222
Reg. S, 3.75%, 10/29/2025	AUD	1,000	669
Series CB, Reg. S, (EUR Swap Rate 5 Year + 1.89%), 1.60%, 07/18/2029 (x) (aa)	EUR	1,700	1,581
East Japan Railway Co., (Japan), Reg. S, 4.50%, 01/25/2036	GBP	2,000	2,503
Ferrovie dello Stato Italiane SpA, (Italy),
Reg. S, 1.50%, 06/27/2025	EUR	510	547
Reg. S, 4.50%, 05/23/2033	EUR	200	231
La Poste SA, (France),
Reg. S, 0.00%, 07/18/2029	EUR	200	187
Reg. S, 0.38%, 09/17/2027	EUR	100	100
Reg. S, 0.63%, 10/21/2026	EUR	1,300	1,345
Reg. S, 1.00%, 09/17/2034	EUR	200	176
Reg. S, 1.38%, 04/21/2032	EUR	1,000	958
Reg. S, 2.63%, 09/14/2028	EUR	100	109
Reg. S, 4.00%, 06/12/2035	EUR	200	236
Network Rail Infrastructure Finance plc, (United Kingdom), Reg. S, 4.38%, 12/09/2030	GBP	190	250

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Transportation — continued
Norfolk Southern Corp., 5.95%, 03/15/2064		815	914
OeBB-Infrastruktur AG, (Austria),
2.25%, 05/28/2029	EUR	325	354
3.00%, 10/24/2033	EUR	200	227
Reg. S, 3.38%, 05/18/2032	EUR	4	5
Reg. S, 3.88%, 06/30/2025	EUR	80	89
Ryder System, Inc.,
5.65%, 03/01/2028		110	114
6.60%, 12/01/2033		371	412
United Parcel Service, Inc., 1.50%, 11/15/2032	EUR	1,125	1,089

			31,163

Trucking & Leasing — 0.0% (g)
Penske Truck Leasing Co. LP / PTL Finance Corp.,
4.40%, 07/01/2027 (e)		730	712
5.55%, 05/01/2028 (e)		1,135	1,154
5.75%, 05/24/2026 (e)		860	867
6.05%, 08/01/2028 (e)		660	685

			3,418

Total Industrial			320,677

Technology — 1.6%
Computers — 0.3%
Amdocs Ltd., (Guernsey), 2.54%, 06/15/2030		1,135	982
Apple, Inc.,
0.50%, 11/15/2031	EUR	6,000	5,642
1.38%, 05/24/2029	EUR	8,100	8,395
1.40%, 08/05/2028		830	736
1.63%, 11/10/2026	EUR	1,125	1,206
2.55%, 08/20/2060		15	10
2.65%, 05/11/2050		25	17
2.65%, 02/08/2051		30	21
2.85%, 08/05/2061		40	27
3.05%, 07/31/2029	GBP	425	525
3.75%, 09/12/2047		1,000	857
3.95%, 08/08/2052		98	86
4.10%, 08/08/2062		425	381
Capgemini SE, (France), Reg. S, 0.63%, 06/23/2025	EUR	100	106
CGI, Inc., (Canada),
1.45%, 09/14/2026		60	54
2.30%, 09/14/2031		580	475
Dell Bank International DAC, (Ireland),
Reg. S, 0.50%, 10/27/2026	EUR	1,000	1,021
Reg. S, 4.50%, 10/18/2027	EUR	1,000	1,151
Fortinet, Inc., 2.20%, 03/15/2031		190	159

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	107

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Computers — continued
Genpact Luxembourg Sarl, (Luxembourg), 3.38%, 12/01/2024		1,400	1,364
Hewlett Packard Enterprise Co., 6.10%, 04/01/2026		220	220
International Business Machines Corp.,
1.25%, 02/09/2034	EUR	1,000	924
2.20%, 02/09/2027		200	186
2.72%, 02/09/2032		100	88
3.30%, 05/15/2026		260	252
3.43%, 02/09/2052		200	149
3.50%, 05/15/2029		300	287
4.00%, 07/27/2025		300	297
4.50%, 02/06/2028		400	402
4.88%, 02/06/2038	GBP	1,000	1,262
4.90%, 07/27/2052		250	242
Kyndryl Holdings, Inc.,
2.05%, 10/15/2026		20	18
2.70%, 10/15/2028		51	45
4.10%, 10/15/2041		160	121
NetApp, Inc., 1.88%, 06/22/2025		1,700	1,617
Teledyne FLIR LLC, 2.50%, 08/01/2030		510	439
Western Digital Corp., 3.10%, 02/01/2032		74	59

			29,823

Office/Business & Equipment — 0.0% (g)
CDW LLC / CDW Finance Corp.,
2.67%, 12/01/2026		1,039	972
3.25%, 02/15/2029		329	301
3.28%, 12/01/2028		703	642
3.57%, 12/01/2031		742	657
4.13%, 05/01/2025		1,915	1,874
4.25%, 04/01/2028		12	12

			4,458

Semiconductors — 0.3%
Analog Devices, Inc.,
1.70%, 10/01/2028		200	178
3.45%, 06/15/2027		270	262
Applied Materials, Inc., 3.30%, 04/01/2027		55	53
ASML Holding NV, (Netherlands),
Reg. S, 0.25%, 02/25/2030	EUR	1,000	947
Reg. S, 0.63%, 05/07/2029	EUR	1,200	1,186
Reg. S, 1.38%, 07/07/2026	EUR	2,000	2,128
Reg. S, 1.63%, 05/28/2027	EUR	2,750	2,916
Reg. S, 2.25%, 05/17/2032	EUR	5,000	5,339
Broadcom, Inc.,
3.14%, 11/15/2035 (e)		4,085	3,362
3.19%, 11/15/2036 (e)		2,170	1,761
3.42%, 04/15/2033 (e)		293	258
3.47%, 04/15/2034 (e)		100	87

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Semiconductors — continued
3.50%, 02/15/2041 (e)		635	505
3.75%, 02/15/2051 (e)		65	51
4.00%, 04/15/2029 (e)		475	459
4.11%, 09/15/2028		410	401
4.93%, 05/15/2037 (e)		400	388
Infineon Technologies AG, (Germany),
Reg. S, 0.63%, 02/17/2025	EUR	2,000	2,133
Reg. S, 1.13%, 06/24/2026	EUR	1,400	1,469
Reg. S, 1.63%, 06/24/2029	EUR	1,000	1,023
Intel Corp.,
4.88%, 02/10/2028		300	305
5.63%, 02/10/2043		225	241
5.70%, 02/10/2053		615	667
5.90%, 02/10/2063		295	331
Marvell Technology, Inc.,
5.75%, 02/15/2029		277	287
5.95%, 09/15/2033		129	137
Microchip Technology, Inc., 4.25%, 09/01/2025		3,680	3,625
Micron Technology, Inc., 6.75%, 11/01/2029		100	108
NVIDIA Corp., 3.70%, 04/01/2060		10	8
NXP BV / NXP Funding LLC / NXP USA, Inc., (Multinational),
3.40%, 05/01/2030		1,000	920
3.88%, 06/18/2026		590	575
NXP BV / NXP Funding LLC, (Multinational), 4.88%, 03/01/2024		95	95
Skyworks Solutions, Inc., 3.00%, 06/01/2031		340	292
Texas Instruments, Inc.,
1.75%, 05/04/2030		59	51
2.70%, 09/15/2051		260	177
4.15%, 05/15/2048		17	16

			32,741

Software — 1.0%
Adobe, Inc., 2.30%, 02/01/2030		288	258
Electronic Arts, Inc.,
1.85%, 02/15/2031		277	231
2.95%, 02/15/2051		301	214
Fidelity National Information Services, Inc.,
3.10%, 03/01/2041		180	134
3.36%, 05/21/2031	GBP	100	116
Fiserv, Inc.,
3.00%, 07/01/2031	GBP	8,000	9,138
3.50%, 07/01/2029		170	160
4.40%, 07/01/2049		87	77
5.38%, 08/21/2028		1,805	1,859
5.45%, 03/02/2028		360	371
5.60%, 03/02/2033		415	433
5.63%, 08/21/2033		2,327	2,442

SEE NOTES TO FINANCIAL STATEMENTS.

108	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Software — continued
Intuit, Inc.,
1.65%, 07/15/2030		1,258	1,058
5.20%, 09/15/2033		100	105
5.50%, 09/15/2053		200	219
Microsoft Corp.,
2.50%, 09/15/2050 (e)		70	48
2.53%, 06/01/2050		1,265	868
2.68%, 06/01/2060		535	358
3.04%, 03/17/2062		30	22
3.13%, 12/06/2028	EUR	10,005	11,351
Oracle Corp.,
1.65%, 03/25/2026		155	145
2.30%, 03/25/2028		900	821
2.65%, 07/15/2026		250	237
2.95%, 04/01/2030		495	447
3.60%, 04/01/2050		1,365	1,015
3.65%, 03/25/2041		500	399
3.85%, 04/01/2060		51	37
3.90%, 05/15/2035		285	255
3.95%, 03/25/2051		270	212
4.00%, 07/15/2046		475	382
4.10%, 03/25/2061		490	375
4.30%, 07/08/2034		309	289
4.65%, 05/06/2030		115	115
5.55%, 02/06/2053		670	673
6.90%, 11/09/2052		745	875
Roper Technologies, Inc.,
1.75%, 02/15/2031		137	113
2.00%, 06/30/2030		77	66
2.95%, 09/15/2029		2	2
4.20%, 09/15/2028		347	341
Sage Group plc (The), (United Kingdom),
Reg. S, 1.63%, 02/25/2031	GBP	2,000	2,087
Reg. S, 2.88%, 02/08/2034	GBP	2,500	2,680
Reg. S, 3.82%, 02/15/2028	EUR	35,200	39,954
SAP SE, (Germany),
Reg. S, 0.38%, 05/18/2029	EUR	7,000	6,869
Reg. S, 1.00%, 04/01/2025	EUR	50	54
Reg. S, 1.38%, 03/13/2030	EUR	7,500	7,661
Reg. S, 1.63%, 03/10/2031	EUR	5,000	5,150
ServiceNow, Inc., 1.40%, 09/01/2030		15	12
VMware LLC, 4.50%, 05/15/2025		235	233

			100,961

Total Technology			167,983

Utilities — 3.7%
Electric — 3.1%
A2A SpA, (Italy),
Reg. S, 1.00%, 07/16/2029	EUR	100	97
Reg. S, 1.00%, 11/02/2033	EUR	100	85
Reg. S, 1.63%, 10/19/2027	EUR	200	209
Reg. S, 4.38%, 02/03/2034	EUR	100	115

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
ACEA SpA, (Italy),
Reg. S, 0.50%, 04/06/2029	EUR	100	96
Reg. S, 1.75%, 05/23/2028	EUR	130	135
Reg. S, 3.88%, 01/24/2031	EUR	200	227
AEP Texas, Inc.,
3.45%, 05/15/2051		10	7
4.70%, 05/15/2032		885	866
5.25%, 05/15/2052		10	10
Series I, 2.10%, 07/01/2030		2,600	2,185
AES Corp. (The), 2.45%, 01/15/2031		125	105
Alabama Power Co.,
3.00%, 03/15/2052		60	42
3.75%, 09/01/2027		310	304
Alliander NV, (Netherlands), Reg. S, 2.63%, 09/09/2027	EUR	400	439
Ameren Corp.,
2.50%, 09/15/2024		30	29
3.50%, 01/15/2031		10	9
Ameren Illinois Co.,
1.55%, 11/15/2030		30	24
3.25%, 03/15/2050		1,200	888
4.95%, 06/01/2033		10	10
5.90%, 12/01/2052		20	23
American Electric Power Co., Inc.,
2.03%, 03/15/2024		90	89
2.30%, 03/01/2030		25	22
3.25%, 03/01/2050		20	14
5.95%, 11/01/2032		120	128
Amprion GmbH, (Germany),
Reg. S, 0.63%, 09/23/2033	EUR	1,500	1,281
Reg. S, 3.97%, 09/22/2032	EUR	800	920
Appalachian Power Co.,
Series BB, 4.50%, 08/01/2032		150	144
Series Y, 4.50%, 03/01/2049		20	17
Series Z, 3.70%, 05/01/2050		45	34
Arizona Public Service Co.,
2.20%, 12/15/2031		100	81
2.60%, 08/15/2029		84	75
3.35%, 05/15/2050		60	43
4.25%, 03/01/2049		10	8
5.55%, 08/01/2033		1,375	1,423
Atlantic City Electric Co., 4.00%, 10/15/2028		50	49
Baltimore Gas and Electric Co.,
2.90%, 06/15/2050		50	34
4.55%, 06/01/2052		300	276
5.40%, 06/01/2053		50	52
Berkshire Hathaway Energy Co.,
1.65%, 05/15/2031		400	321
2.85%, 05/15/2051		420	285
3.70%, 07/15/2030		20	19
4.25%, 10/15/2050		15	13
4.60%, 05/01/2053		55	49
5.15%, 11/15/2043		60	59

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	109

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Black Hills Corp.,
2.50%, 06/15/2030		100	84
3.05%, 10/15/2029		20	18
3.88%, 10/15/2049		10	7
CenterPoint Energy Houston Electric LLC,
5.20%, 10/01/2028		40	41
5.30%, 04/01/2053		50	53
Series AD, 2.90%, 07/01/2050		45	32
Series AF, 3.35%, 04/01/2051		10	7
Series AH, 3.60%, 03/01/2052		10	8
Series AJ, 4.85%, 10/01/2052		100	98
CenterPoint Energy, Inc.,
2.95%, 03/01/2030		45	40
4.25%, 11/01/2028		3	3
CEZ A/S, (Czech Republic), Reg. S, 2.38%, 04/06/2027	EUR	1,425	1,511
Coentreprise de Transport d’Electricite SA, (France),
Reg. S, 1.50%, 07/29/2028	EUR	100	103
Reg. S, 2.13%, 07/29/2032	EUR	100	100
Commonwealth Edison Co.,
3.00%, 03/01/2050		55	39
3.70%, 08/15/2028		10	10
4.00%, 03/01/2048		25	21
4.00%, 03/01/2049		10	8
4.35%, 11/15/2045		980	860
5.30%, 02/01/2053		10	10
Series 131, 2.75%, 09/01/2051		440	285
Series 132, 3.15%, 03/15/2032		200	178
Connecticut Light and Power Co. (The), Series A, 2.05%, 07/01/2031		905	752
Consolidated Edison Co. of New York Inc, 5.90%, 11/15/2053		600	662
Consolidated Edison Co. of New York, Inc.,
3.20%, 12/01/2051		100	71
3.60%, 06/15/2061		210	158
3.85%, 06/15/2046		10	8
5.20%, 03/01/2033		100	104
6.15%, 11/15/2052		60	68
Series 09-C, 5.50%, 12/01/2039		10	10
Series 20A, 3.35%, 04/01/2030		70	66
Series 20B, 3.95%, 04/01/2050		55	46
Series A, 4.13%, 05/15/2049		20	17
Series C, 3.00%, 12/01/2060		20	13
Series E, 4.65%, 12/01/2048		10	9
Constellation Energy Generation LLC,
5.60%, 06/15/2042		70	70
5.80%, 03/01/2033		20	21
6.50%, 10/01/2053		50	57
Consumers Energy Co.,
2.50%, 05/01/2060		10	6
3.10%, 08/15/2050		30	22
3.25%, 08/15/2046		1,100	868
3.75%, 02/15/2050		25	21
4.20%, 09/01/2052		200	177

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Dominion Energy South Carolina, Inc.,
4.60%, 06/15/2043		1,400	1,281
6.25%, 10/15/2053		535	618
Dominion Energy, Inc.,
3.90%, 10/01/2025		220	216
4.25%, 06/01/2028		20	20
Series A, 4.35%, 08/15/2032		200	193
Series A, 4.60%, 03/15/2049		10	9
Series B, 4.85%, 08/15/2052		245	226
Series C, 3.38%, 04/01/2030		20	18
DTE Electric Co.,
2.95%, 03/01/2050		25	17
3.70%, 03/15/2045		1,100	899
3.95%, 03/01/2049		10	8
Series B, 3.25%, 04/01/2051		130	96
DTE Energy Co.,
2.85%, 10/01/2026		250	236
Series C, 3.40%, 06/15/2029		19	18
Duke Energy Carolinas LLC,
3.55%, 03/15/2052		60	46
3.95%, 11/15/2028		40	39
4.95%, 01/15/2033		130	133
5.30%, 02/15/2040		10	10
5.35%, 01/15/2053		65	67
5.40%, 01/15/2054		20	21
Duke Energy Corp.,
0.90%, 09/15/2025		40	37
2.45%, 06/01/2030		110	96
2.55%, 06/15/2031		10	9
2.65%, 09/01/2026		30	29
3.10%, 06/15/2028	EUR	2,150	2,338
3.50%, 06/15/2051		10	7
3.75%, 09/01/2046		10	8
3.85%, 06/15/2034	EUR	2,200	2,400
4.20%, 06/15/2049		20	16
4.30%, 03/15/2028		100	99
4.50%, 08/15/2032		450	436
5.00%, 08/15/2052		170	159
6.10%, 09/15/2053		30	33
Duke Energy Florida LLC,
3.00%, 12/15/2051		20	14
4.20%, 07/15/2048		10	8
Duke Energy Indiana LLC,
2.75%, 04/01/2050		20	13
5.40%, 04/01/2053		20	21
Series YYY, 3.25%, 10/01/2049		40	29
Duke Energy Ohio, Inc.,
2.13%, 06/01/2030		30	26
3.65%, 02/01/2029		10	10
4.30%, 02/01/2049		80	68
Duke Energy Progress LLC,
3.40%, 04/01/2032		290	262
4.00%, 04/01/2052		150	124

SEE NOTES TO FINANCIAL STATEMENTS.

110	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
E.ON International Finance BV, (Netherlands),
Reg. S, 5.88%, 10/30/2037	GBP	1,000	1,361
Reg. S, 6.13%, 07/06/2039	GBP	650	904
E.ON SE, (Germany),
Reg. S, 1.00%, 10/07/2025	EUR	100	106
Reg. S, 3.50%, 01/12/2028	EUR	11,000	12,419
EDP — Energias de Portugal SA, (Portugal), Reg. S, 1.63%, 04/15/2027	EUR	200	211
EDP Finance BV, (Netherlands), Reg. S, 2.00%, 04/22/2025	EUR	1,300	1,408
Electricite de France SA, (France),
Reg. S, 1.00%, 10/13/2026	EUR	600	627
Reg. S, 1.00%, 11/29/2033	EUR	100	87
Reg. S, 1.88%, 10/13/2036	EUR	200	177
Reg. S, 2.00%, 12/09/2049	EUR	700	512
Reg. S, 4.25%, 01/25/2032	EUR	400	463
Reg. S, 4.63%, 01/25/2043	EUR	100	116
Reg. S, 4.75%, 10/12/2034	EUR	1,600	1,905
Reg. S, 5.13%, 09/22/2050	GBP	800	944
Reg. S, 5.50%, 03/27/2037	GBP	500	631
Reg. S, 5.50%, 10/17/2041	GBP	1,000	1,249
5.88%, 07/18/2031	GBP	465	626
Reg. S, 6.00%, 01/23/2114	GBP	600	745
Reg. S, 6.13%, 06/02/2034	GBP	600	814
Reg. S, 6.25%, 05/30/2028	GBP	3,000	4,060
Elia Transmission Belgium SA, (Belgium), Reg. S, 3.63%, 01/18/2033	EUR	5,400	6,155
Emera US Finance LP, 2.64%, 06/15/2031		110	90
EnBW Energie Baden-Wuerttemberg AG, (Germany),
Reg. S, (EUR Swap Rate 5 Year + 1.65%), 1.38%, 08/31/2081 (aa)	EUR	100	94
Reg. S, (ICE EUR IBOR Swap Rate 5 Year + 1.73%), 1.63%, 08/05/2079 (aa)	EUR	100	99
Reg. S, (EUR Swap Rate 5 Year + 2.32%), 1.88%, 06/29/2080 (aa)	EUR	100	103
EnBW International Finance BV, (Netherlands),
Reg. S, 0.13%, 03/01/2028	EUR	182	181
Reg. S, 0.50%, 03/01/2033	EUR	97	83
Reg. S, 0.63%, 04/17/2025	EUR	200	213
Reg. S, 3.50%, 07/24/2028	EUR	120	135
Reg. S, 4.00%, 01/24/2035	EUR	100	114
Reg. S, 4.05%, 11/22/2029	EUR	200	231
Reg. S, 6.13%, 07/07/2039	EUR	40	57
Enel Finance International NV, (Netherlands),
Reg. S, 0.00%, 05/28/2026	EUR	3,000	3,071
Reg. S, 0.00%, 06/17/2027	EUR	627	624
Reg. S, 0.25%, 11/17/2025	EUR	2,000	2,089
Reg. S, 0.38%, 06/17/2027	EUR	1,000	1,005

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Reg. S, 0.38%, 05/28/2029	EUR	10,000	9,503
Reg. S, 0.50%, 06/17/2030	EUR	3,000	2,773
Reg. S, 0.88%, 01/17/2031	EUR	8,500	7,913
Reg. S, 0.88%, 09/28/2034	EUR	5,000	4,151
Reg. S, 0.88%, 06/17/2036	EUR	8,700	6,858
Reg. S, 1.00%, 09/16/2024	EUR	1,000	1,082
Reg. S, 1.25%, 01/17/2035	EUR	741	642
Reg. S, 1.50%, 07/21/2025	EUR	2,980	3,194
2.65%, 09/10/2024 (e)		3,500	3,417
3.50%, 04/06/2028 (e)		1,300	1,219
Reg. S, 3.88%, 03/09/2029	EUR	422	481
Reg. S, 4.50%, 02/20/2043	EUR	4,000	4,544
Enel SpA, (Italy),
Reg. S, 5.63%, 06/21/2027	EUR	2,000	2,379
Series 635, Reg. S, (EUR Swap Rate 5 Year + 2.58%), 3.38%, 08/24/2026 (x) (aa)	EUR	5,000	5,251
e-netz Suedhessen AG, (Germany), 6.13%, 04/23/2041	EUR	20	28
Enexis Holding NV, (Netherlands),
Reg. S, 0.38%, 04/14/2033	EUR	200	176
Reg. S, 0.75%, 07/02/2031	EUR	134	127
Reg. S, 0.88%, 04/28/2026	EUR	100	105
Engie SA, (France),
Reg. S, 0.38%, 06/21/2027	EUR	1,000	1,008
Reg. S, 0.38%, 10/26/2029	EUR	1,000	944
Reg. S, 0.50%, 10/24/2030	EUR	2,000	1,844
Reg. S, 1.00%, 10/26/2036	EUR	1,000	821
Reg. S, 1.38%, 03/27/2025	EUR	1,000	1,077
Reg. S, (EUR Swap Rate 5 Year + 1.88%), 1.50%, 05/30/2028 (x) (aa)	EUR	3,000	2,915
Reg. S, (EUR Swap Rate 5 Year + 1.84%), 1.63%, 04/08/2025 (x) (aa)	EUR	1,000	1,060
Reg. S, 1.75%, 03/27/2028	EUR	3,000	3,142
Reg. S, 1.88%, 09/19/2033	EUR	2,600	2,535
Reg. S, 2.00%, 09/28/2037	EUR	1,000	918
Reg. S, 2.38%, 05/19/2026	EUR	3,000	3,245
Reg. S, (EUR Swap Rate 5 Year + 3.17%), 3.25%, 11/28/2024 (x) (aa)	EUR	1,800	1,957
Reg. S, 3.75%, 09/06/2027	EUR	2,000	2,252
Reg. S, 5.00%, 10/01/2060	GBP	4,000	5,024
Reg. S, 7.00%, 10/30/2028	GBP	2,000	2,832
Entergy Arkansas LLC, 4.20%, 04/01/2049		10	9
Entergy Corp., 0.90%, 09/15/2025		230	214
3.75%, 06/15/2050		30	23
Entergy Louisiana LLC, 1.60%, 12/15/2030		2,300	1,847
2.35%, 06/15/2032		30	25
2.90%, 03/15/2051		30	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	111

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
3.12%, 09/01/2027		2,500	2,359
3.25%, 04/01/2028		10	9
4.20%, 09/01/2048		10	8
Entergy Texas, Inc., 4.00%, 03/30/2029		15	14
5.00%, 09/15/2052		200	191
5.80%, 09/01/2053		10	11
ESB Finance DAC, (Ireland),
Reg. S, 1.13%, 06/11/2030	EUR	100	98
Reg. S, 1.88%, 06/14/2031	EUR	224	227
Reg. S, 2.13%, 06/08/2027	EUR	100	106
Reg. S, 3.75%, 01/25/2043	EUR	100	109
Evergy Kansas Central, Inc.,
3.45%, 04/15/2050		55	40
5.90%, 11/15/2033		40	43
Evergy Metro, Inc., 4.20%, 03/15/2048		10	8
Series 2019, 4.13%, 04/01/2049		20	17
Series 2020, 2.25%, 06/01/2030		150	128
Evergy, Inc., 2.45%, 09/15/2024		3,000	2,932
Eversource Energy, 3.38%, 03/01/2032		300	266
3.45%, 01/15/2050		30	22
4.20%, 06/27/2024		85	84
4.60%, 07/01/2027		100	99
Series R, 1.65%, 08/15/2030		1,410	1,146
EWE AG, (Germany), Reg. S, 0.38%, 10/22/2032	EUR	90	77
Exelon Corp., 2.75%, 03/15/2027		200	188
4.05%, 04/15/2030		10	10
4.10%, 03/15/2052		20	16
4.45%, 04/15/2046		10	9
4.70%, 04/15/2050		10	9
FirstEnergy Transmission LLC, 4.35%, 01/15/2025 (e)		1,100	1,082
Florida Power & Light Co., 2.45%, 02/03/2032		200	172
2.88%, 12/04/2051		295	205
3.15%, 10/01/2049		20	15
3.95%, 03/01/2048		500	426
4.13%, 06/01/2048		20	18
5.30%, 04/01/2053		120	126
FLUVIUS System Operator CVBA, (Belgium),
Reg. S, 0.63%, 11/24/2031	EUR	100	90
Reg. S, 3.88%, 05/09/2033	EUR	3,500	3,993
Reg. S, 4.00%, 07/06/2032	EUR	200	230
Fortum OYJ, (Finland),
Reg. S, 2.13%, 02/27/2029	EUR	100	104
Reg. S, 4.50%, 05/26/2033	EUR	200	234
Georgia Power Co., 4.70%, 05/15/2032		2,350	2,344
5.13%, 05/15/2052		162	161
Series A, 3.25%, 03/15/2051		20	15
Series B, 3.70%, 01/30/2050		60	47
Hera SpA, (Italy),
Reg. S, 0.25%, 12/03/2030	EUR	160	142
Reg. S, 1.00%, 04/25/2034	EUR	200	172

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Iberdrola Finanzas SA, (Spain),
Reg. S, 1.25%, 10/28/2026	EUR	2,000	2,119
Reg. S, 3.63%, 07/13/2033	EUR	7,500	8,573
Iberdrola International BV, (Netherlands),
Series NC5, Reg. S, (EUR Swap Rate 5 Year + 2.32%), 1.87%, 01/28/2026 (x) (aa)	EUR	3,000	3,117
Series NC8, Reg. S, (EUR Swap Rate 5 Year + 2.57%), 2.25%, 01/28/2029 (x) (aa)	EUR	2,000	1,967
Idaho Power Co., 5.80%, 04/01/2054		75	80
Ignitis Grupe AB, (Lithuania), Reg. S, 2.00%, 05/21/2030	EUR	110	106
Interstate Power and Light Co., 3.50%, 09/30/2049		110	82
Iren SpA, (Italy), Reg. S, 1.00%, 07/01/2030	EUR	550	517
ITC Holdings Corp., 4.95%, 09/22/2027 (e)		1,170	1,177
Kentucky Utilities Co., 3.30%, 06/01/2050		25	18
MidAmerican Energy Co., 2.70%, 08/01/2052		15	10
3.10%, 05/01/2027		10	10
5.85%, 09/15/2054		30	33
6.75%, 12/30/2031		10	11
Mississippi Power Co., Series B, 3.10%, 07/30/2051		40	27
National Grid Electricity Distribution East Midlands plc, (United Kingdom),
Reg. S, 3.53%, 09/20/2028	EUR	3,000	3,361
Reg. S, 3.95%, 09/20/2032	EUR	2,000	2,270
Reg. S, 6.25%, 12/10/2040	GBP	1,000	1,428
National Grid Electricity Distribution South Wales plc, (United Kingdom), Series WALE, 5.75%, 03/23/2040	GBP	2,000	2,711
National Grid Electricity Distribution South West plc, (United Kingdom), Reg. S, 5.88%, 03/25/2027	GBP	20	26
National Grid Electricity Transmission plc, (United Kingdom),
Reg. S, 0.19%, 01/20/2025	EUR	1,000	1,065
Reg. S, 2.00%, 04/17/2040	GBP	425	357
National Grid plc, (United Kingdom),
Reg. S, 0.25%, 09/01/2028	EUR	1,000	963
Reg. S, 0.55%, 09/18/2029	EUR	3,075	2,916
Reg. S, 2.18%, 06/30/2026	EUR	3,925	4,212
National Rural Utilities Cooperative Finance Corp., 1.00%, 06/15/2026		200	183
1.35%, 03/15/2031		230	181
3.45%, 06/15/2025		110	108
4.30%, 03/15/2049		20	17
5.80%, 01/15/2033		30	32

SEE NOTES TO FINANCIAL STATEMENTS.

112	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Naturgy Finance BV, (Netherlands),
Reg. S, 0.75%, 11/28/2029	EUR	1,200	1,166
Reg. S, 0.88%, 05/15/2025	EUR	1,000	1,064
Reg. S, 1.25%, 01/15/2026	EUR	3,900	4,126
Reg. S, 1.25%, 04/19/2026	EUR	1,000	1,057
Reg. S, 1.38%, 01/19/2027	EUR	1,200	1,256
Reg. S, 1.50%, 01/29/2028	EUR	1,200	1,246
Reg. S, 1.88%, 10/05/2029	EUR	1,000	1,026
Nevada Power Co., 6.00%, 03/15/2054		35	39
Series DD, 2.40%, 05/01/2030		30	26
Series EE, 3.13%, 08/01/2050		30	21
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/2030		1,280	1,096
2.75%, 11/01/2029		35	31
3.00%, 01/15/2052		100	67
4.26%, 09/01/2024		230	228
4.63%, 07/15/2027		200	200
5.25%, 02/28/2053		850	838
5.75%, 09/01/2025		60	61
6.05%, 03/01/2025		610	615
NIE Finance plc, (United Kingdom), Reg. S, 5.88%, 12/01/2032	GBP	100	138
Northern Powergrid Yorkshire plc, (United Kingdom), Reg. S, 5.13%, 05/04/2035	GBP	150	195
Northern States Power Co., 2.25%, 04/01/2031		1,450	1,247
2.60%, 06/01/2051		35	23
3.20%, 04/01/2052		30	22
4.50%, 06/01/2052		10	9
5.10%, 05/15/2053		40	40
NRG Energy, Inc., 2.00%, 12/02/2025 (e)		2,150	2,014
2.45%, 12/02/2027 (e)		2,275	2,052
NSTAR Electric Co., 3.10%, 06/01/2051		30	21
4.55%, 06/01/2052		470	429
4.95%, 09/15/2052		60	59
Oglethorpe Power Corp., 5.05%, 10/01/2048		90	83
Ohio Power Co., Series R, 2.90%, 10/01/2051		15	10
Oklahoma Gas and Electric Co., 4.15%, 04/01/2047		920	767
5.60%, 04/01/2053		10	11
Oncor Electric Delivery Co. LLC, 3.10%, 09/15/2049		50	36
3.70%, 05/15/2050		5	4
4.30%, 05/15/2028 (e)		140	138
4.60%, 06/01/2052		15	14
4.95%, 09/15/2052		150	148
5.65%, 11/15/2033 (e)		10	11
Origin Energy Finance Ltd., (Australia), Reg. S, 1.00%, 09/17/2029	EUR	2,460	2,363

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALU($)

Electric — continued
Orsted A/S, (Denmark),
Reg. S, 2.13%, 05/17/2027	GBP	5,000	5,877
Reg. S, 2.25%, 06/14/2028	EUR	1,000	1,060
Reg. S, 5.75%, 04/09/2040	GBP	425	565
Pacific Gas and Electric Co., 3.15%, 01/01/2026		335	321
3.25%, 06/01/2031		40	35
3.50%, 08/01/2050		40	28
3.75%, 07/01/2028		10	9
3.95%, 12/01/2047		900	663
4.50%, 07/01/2040		230	195
4.55%, 07/01/2030		30	29
4.95%, 07/01/2050		420	360
5.25%, 03/01/2052		100	89
6.70%, 04/01/2053		20	22
6.75%, 01/15/2053		50	55
6.95%, 03/15/2034		90	99
PacifiCorp., 2.90%, 06/15/2052		740	478
3.30%, 03/15/2051		1,750	1,214
4.13%, 01/15/2049		165	134
4.15%, 02/15/2050		120	97
5.35%, 12/01/2053		5	5
5.50%, 05/15/2054		110	108
PECO Energy Co., 2.80%, 06/15/2050		50	34
3.05%, 03/15/2051		435	309
4.60%, 05/15/2052		385	363
4.90%, 06/15/2033		1,680	1,706
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, (Indonesia), Reg. S, 1.88%, 11/05/2031	EUR	1,000	897
PPL Capital Funding, Inc., 4.13%, 04/15/2030		330	315
PPL Electric Utilities Corp., 5.25%, 05/15/2053		80	83
Public Service Co. of Colorado, 5.25%, 04/01/2053		50	50
Series 36, 2.70%, 01/15/2051		10	6
Series 38, 4.10%, 06/01/2032		200	192
Series 39, 4.50%, 06/01/2052		160	141
Public Service Electric and Gas Co., 1.90%, 08/15/2031		35	29
2.05%, 08/01/2050		60	35
2.45%, 01/15/2030		20	18
3.10%, 03/15/2032		300	268
3.65%, 09/01/2028		120	116
3.85%, 05/01/2049		10	8
4.65%, 03/15/2033		100	100
Puget Energy, Inc., 2.38%, 06/15/2028		1,040	931
4.10%, 06/15/2030		10	9
4.22%, 03/15/2032		200	181

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	113

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Puget Sound Energy, Inc., 2.89%, 09/15/2051		10	7
3.25%, 09/15/2049		20	14
Red Electrica Financiaciones SAU, (Spain), Reg. S, 1.13%, 04/24/2025	EUR	200	215
Ren Finance BV, (Netherlands),
Reg. S, 0.50%, 04/16/2029	EUR	1,000	968
Reg. S, 1.75%, 01/18/2028		EUR 1,000	1,047
RTE Reseau de Transport d’Electricite SADIR, (France),
Reg. S, 0.75%, 01/12/2034	EUR	100	89
Reg. S, 1.13%, 07/08/2040	EUR	200	160
Reg. S, 1.13%, 09/09/2049	EUR	100	72
Reg. S, 1.50%, 09/27/2030	EUR	100	101
Reg. S, 1.63%, 11/27/2025	EUR	300	322
Reg. S, 2.00%, 04/18/2036	EUR	100	95
Reg. S, 3.75%, 07/04/2035	EUR	100	115
RWE AG, (Germany),
Reg. S, 2.13%, 05/24/2026	EUR	2,000	2,159
Reg. S, 2.75%, 05/24/2030	EUR	2,000	2,136
Reg. S, 4.13%, 02/13/2035	EUR	2,225	2,551
San Diego Gas & Electric Co., 4.15%, 05/15/2048		820	702
Series WWW, 2.95%, 08/15/2051		25	18
Series XXX, 3.00%, 03/15/2032		310	275
Scottish Hydro Electric Transmission plc, (United Kingdom), Reg. S, 2.13%, 03/24/2036	GBP	1,500	1,442
Sempra, 3.40%, 02/01/2028		10	10
3.70%, 04/01/2029		100	95
4.00%, 02/01/2048		10	8
5.50%, 08/01/2033		70	73
Sierra Pacific Power Co., 2.60%, 05/01/2026		100	95
Southern California Edison Co., 2.75%, 02/01/2032		100	86
2.85%, 08/01/2029		10	9
3.45%, 02/01/2052		310	227
3.65%, 02/01/2050		80	62
4.00%, 04/01/2047		20	16
4.05%, 03/15/2042		900	762
5.88%, 12/01/2053		50	54
6.05%, 03/15/2039		10	11
Series 20A, 2.95%, 02/01/2051		6	4
Series B, 3.65%, 03/01/2028		25	24
Series E, 3.70%, 08/01/2025		10	10
Series H, 3.65%, 06/01/2051		10	8
Southern Co. (The), 5.20%, 06/15/2033		170	174
5.70%, 10/15/2032		100	105
5.70%, 03/15/2034		5	5
Series 21-A, 0.60%, 02/26/2024		60	59

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Series 21-A, (CMT Index 5 Year + 2.92%), 3.75%, 09/15/2051 (aa)		90	82
Series A, 3.70%, 04/30/2030		95	90
Southwestern Electric Power Co., 3.25%, 11/01/2051		325	220
5.30%, 04/01/2033		90	90
Series N, 1.65%, 03/15/2026		50	47
Southwestern Public Service Co., 3.70%, 08/15/2047		1,000	763
Series 8, 3.15%, 05/01/2050		60	41
SP Transmission plc, (United Kingdom), Reg. S, 2.00%, 11/13/2031	GBP	100	109
SSE plc, (United Kingdom),
Reg. S, 0.88%, 09/06/2025	EUR	2,000	2,120
Reg. S, 1.25%, 04/16/2025	EUR	1,000	1,071
Reg. S, 1.38%, 09/04/2027	EUR	3,000	3,130
Reg. S, 6.25%, 08/27/2038	GBP	3,000	4,283
State Grid Overseas Investment BVI Ltd., (British Virgin Islands), Reg. S, 1.30%, 08/05/2032	EUR	500	440
Statkraft A/S, (Norway), Reg. S, 1.50%, 03/26/2030	EUR	5,000	5,065
Stedin Holding NV, (Netherlands),
Reg. S, 0.88%, 10/24/2025	EUR	100	106
Reg. S, 1.38%, 09/19/2028	EUR	200	204
Reg. S, 2.38%, 06/03/2030	EUR	200	210
System Energy Resources, Inc., 6.00%, 04/15/2028		270	276
Tampa Electric Co., 4.30%, 06/15/2048		120	101
Tauron Polska Energia SA, (Poland), Reg. S, 2.38%, 07/05/2027	EUR	3,550	3,636
TenneT Holding BV, (Netherlands),
Reg. S, 0.88%, 06/03/2030	EUR	120	122
Reg. S, 1.00%, 06/13/2026	EUR	200	213
Reg. S, 1.13%, 06/09/2041	EUR	100	90
Reg. S, 1.38%, 06/26/2029	EUR	100	104
Reg. S, 1.63%, 11/17/2026	EUR	450	485
Reg. S, 2.00%, 06/05/2034	EUR	100	100
Reg. S, 2.75%, 05/17/2042	EUR	100	102
Reg. S, 4.50%, 10/28/2034	EUR	500	612
Reg. S, 4.75%, 10/28/2042	EUR	100	127
Terna—Rete Elettrica Nazionale, (Italy),
Reg. S, 0.13%, 07/25/2025	EUR	3,900	4,084
Reg. S, 0.38%, 09/25/2030	EUR	825	753
Reg. S, 0.75%, 07/24/2032	EUR	200	180
Reg. S, 1.00%, 04/10/2026	EUR	4,000	4,209
Reg. S, 1.00%, 10/11/2028	EUR	1,000	1,006
Reg. S, 1.38%, 07/26/2027	EUR	2,125	2,209
Tucson Electric Power Co., 1.50%, 08/01/2030		30	24
3.25%, 05/01/2051		10	7
4.00%, 06/15/2050		10	8
5.50%, 04/15/2053		30	31

SEE NOTES TO FINANCIAL STATEMENTS.

114	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Electric — continued
Union Electric Co., 2.15%, 03/15/2032		50	42
2.63%, 03/15/2051		10	6
3.25%, 10/01/2049		40	28
3.90%, 04/01/2052		250	207
Vattenfall AB, (Sweden), Reg. S, 3.75%, 10/18/2026	EUR	6,000	6,733
Verbund AG, (Austria), Reg. S, 0.90%, 04/01/2041	EUR	100	79
Virginia Electric and Power Co., 3.30%, 12/01/2049		50	37
5.45%, 04/01/2053		50	52
Series B, 3.80%, 09/15/2047		60	48
Series C, 4.63%, 05/15/2052		60	54
Vistra Operations Co. LLC, 3.55%, 07/15/2024 (e)		1,400	1,380
WEC Energy Group, Inc., 3.55%, 06/15/2025		47	46
5.00%, 09/27/2025		300	299
Wisconsin Electric Power Co., 1.70%, 06/15/2028		10	9
Wisconsin Power and Light Co., 3.00%, 07/01/2029		50	46
Wisconsin Public Service Corp., 2.85%, 12/01/2051		20	14
3.30%, 09/01/2049		55	40
Xcel Energy, Inc., 1.75%, 03/15/2027		100	91
3.40%, 06/01/2030		20	19
3.50%, 12/01/2049		20	15
4.60%, 06/01/2032		165	161

			316,811

Gas — 0.5%
APA Infrastructure Ltd., (Australia),
Reg. S, 0.75%, 03/15/2029	EUR	4,800	4,608
Reg. S, 1.25%, 03/15/2033	EUR	3,900	3,470
Reg. S, 2.00%, 03/22/2027	EUR	2,000	2,108
Reg. S, 2.00%, 07/15/2030	EUR	1,000	994
Reg. S, 3.50%, 03/22/2030	GBP	2,430	2,820
Atmos Energy Corp., 1.50%, 01/15/2031		1,630	1,328
2.63%, 09/15/2029		15	14
2.85%, 02/15/2052		5	3
3.38%, 09/15/2049		210	161
4.15%, 01/15/2043		10	9
5.75%, 10/15/2052		100	110
6.20%, 11/15/2053		20	23
Cadent Finance plc, (United Kingdom), Reg. S, 2.63%, 09/22/2038	GBP	1,725	1,589
CenterPoint Energy Resources Corp.,
4.40%, 07/01/2032		30	29
5.25%, 03/01/2028		150	154
Centrica plc, (United Kingdom), Reg. S, 4.25%, 09/12/2044	GBP	3,000	3,323

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Gas — continued
Italgas SpA, (Italy),
Reg. S, 1.00%, 12/11/2031	EUR	1,125	1,031
Reg. S, 1.13%, 03/14/2024	EUR	850	933
National Gas Transmission plc, (United Kingdom), Reg. S, 1.38%, 02/07/2031	GBP	1,600	1,613
National Grid North America, Inc.,
Reg. S, 0.41%, 01/20/2026	EUR	2,500	2,602
Reg. S, 1.00%, 07/12/2024	EUR	1,000	1,086
Nederlandse Gasunie NV, (Netherlands),
Reg. S, 0.75%, 10/13/2036	EUR	100	82
Reg. S, 3.38%, 07/11/2034	EUR	100	113
NiSource, Inc.,
0.95%, 08/15/2025		3,000	2,804
3.49%, 05/15/2027		130	125
3.60%, 05/01/2030		25	24
4.38%, 05/15/2047		15	13
4.80%, 02/15/2044		10	9
5.00%, 06/15/2052		110	103
5.40%, 06/30/2033		50	52
ONE Gas, Inc., 4.25%, 09/01/2032		120	115
Piedmont Natural Gas Co., Inc.,
2.50%, 03/15/2031		1,550	1,325
3.35%, 06/01/2050		15	11
5.05%, 05/15/2052		610	568
Redexis Gas Finance BV, (Netherlands), Reg. S, 1.88%, 05/28/2025	EUR	1,300	1,398
Snam SpA, (Italy),
Reg. S, 0.00%, 08/15/2025	EUR	2,000	2,094
Reg. S, 0.00%, 12/07/2028	EUR	500	473
Reg. S, 0.75%, 06/20/2029	EUR	3,175	3,057
Reg. S, 0.75%, 06/17/2030	EUR	1,500	1,406
Southern California Gas Co.,
Series VV, 4.30%, 01/15/2049		20	17
Series WW, 3.95%, 02/15/2050		200	159
Southern Co. Gas Capital Corp.,
3.95%, 10/01/2046		20	15
5.15%, 09/15/2032		100	102
5.75%, 09/15/2033		50	53
Series 20-A, 1.75%, 01/15/2031		3,700	3,029
Series 21A, 3.15%, 09/30/2051		15	10
Southern Gas Networks plc, (United Kingdom),
Reg. S, 2.50%, 02/03/2025	GBP	825	1,020
6.38%, 05/15/2040	GBP	825	1,142
Southwest Gas Corp.,
4.05%, 03/15/2032		125	117
4.15%, 06/01/2049		10	8
SPP-Distribucia A/S, (Slovakia), Reg. S, 1.00%, 06/09/2031	EUR	100	81
Vier Gas Transport GmbH, (Germany), Reg. S, 0.50%, 09/10/2034	EUR	1,200	975

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	115

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Corporate Bonds — continued
Gas — continued
Wales & West Utilities Finance plc, (United Kingdom), Reg. S, 1.88%, 05/28/2041	GBP	825	663
Washington Gas Light Co., 3.65%, 09/15/2049		10	8

			49,179

Water — 0.1%
Affinity Water Finance 2004 plc, (United Kingdom), 5.88%, 07/13/2026	GBP	30	39
American Water Capital Corp.,
4.15%, 06/01/2049		60	52
4.45%, 06/01/2032		330	327
Essential Utilities, Inc.,
2.40%, 05/01/2031		100	83
2.70%, 04/15/2030		40	35
5.30%, 05/01/2052		10	10
Northumbrian Water Finance plc, (United Kingdom),
Reg. S, 1.63%, 10/11/2026	GBP	825	961
Reg. S, 5.13%, 01/23/2042	GBP	1,000	1,211
Reg. S, 5.63%, 04/29/2033	GBP	425	556
Thames Water Utilities Finance plc, (United Kingdom),
Reg. S, 2.38%, 04/22/2040	GBP	300	234
Reg. S, 5.50%, 02/11/2041	GBP	1,050	1,187
6.75%, 11/16/2028	GBP	380	491
United Utilities Water Finance plc, (United Kingdom), Reg. S, 2.00%, 07/03/2033	GBP	900	913
Wessex Water Services Finance plc, (United Kingdom),
Reg. S, 1.50%, 09/17/2029	GBP	2,700	2,850
Reg. S, 5.38%, 03/10/2028	GBP	2,425	3,129

			12,078

Total Utilities			378,068

Total Corporate Bonds (Cost $4,208,151)			4,320,085

Foreign Government Securities — 31.6%
Action Logement Services, (France),
Reg. S, 0.38%, 10/05/2031	EUR	100	93
Reg. S, 3.13%, 09/28/2037	EUR	300	325
Reg. S, 3.63%, 05/25/2043	EUR	100	113
Reg. S, 4.13%, 10/03/2038	EUR	100	120
Adif Alta Velocidad, (Spain),
Reg. S, 0.55%, 04/30/2030	EUR	100	94
Reg. S, 0.95%, 04/30/2027	EUR	200	208
Reg. S, 1.88%, 01/28/2025	EUR	100	109
Reg. S, 3.50%, 07/30/2029	EUR	200	225

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Agence Francaise de Developpement EPIC, (France),
Reg. S, 0.13%, 09/29/2031	EUR	300	270
Reg. S, 0.25%, 07/21/2026	EUR	500	518
Reg. S, 0.25%, 06/29/2029	EUR	400	387
Reg. S, 0.38%, 05/25/2036	EUR	100	80
Reg. S, 0.50%, 05/25/2030	EUR	200	192
Reg. S, 0.50%, 05/31/2035	EUR	500	422
Reg. S, 1.50%, 10/31/2034	EUR	900	868
Reg. S, 1.63%, 05/25/2032	EUR	200	202
Reg. S, 3.38%, 05/25/2033	EUR	500	573
Reg. S, 3.50%, 02/25/2033	EUR	100	116
Agence France Locale, (France),
Reg. S, 0.00%, 09/20/2027	EUR	500	500
Reg. S, 0.00%, 03/20/2031	EUR	100	90
Reg. S, 0.13%, 06/20/2026	EUR	400	414
Reg. S, 1.13%, 06/20/2028	EUR	1,000	1,031
Reg. S, 3.63%, 06/20/2038	EUR	100	115
Agricultural Development Bank of China, (China),
2.91%, 02/21/2029	CNY	18,000	2,575
Reg. S, 3.40%, 11/06/2024	CNH	56,000	7,881
Reg. S, 3.80%, 10/27/2030	CNH	14,350	2,119
Series 1618, 3.58%, 04/22/2026	CNY	24,000	3,483
Series 1705, 3.85%, 01/06/2027	CNY	7,500	1,103
Series 1806, 4.65%, 05/11/2028	CNY	8,100	1,241
Series 1901, 3.75%, 01/25/2029	CNY	90,700	13,493
Series 1906, 3.74%, 07/12/2029	CNY	46,100	6,870
Series 1908, 3.63%, 07/19/2026	CNY	183,200	26,685
Series 2004, 2.96%, 04/17/2030	CNY	99,400	14,237
Series 2005, 2.25%, 04/22/2025	CNY	120,800	17,025
Series 2008, 3.45%, 09/23/2025	CNY	17,000	2,445
Series 2010, 3.79%, 10/26/2030	CNY	5,000	752
Series 2105, 3.52%, 05/24/2031	CNY	38,600	5,733
Series 2108, 2.99%, 08/11/2026	CNY	66,000	9,448
Series 2110, 3.30%, 11/05/2031	CNY	65,700	9,614
Series 2203, 2.61%, 03/09/2025	CNY	5,000	708
Series 2205, 3.06%, 06/06/2032	CNY	61,400	8,833
Series 2206, 2.46%, 07/27/2025	CNY	6,000	849
Series 2207, 2.50%, 08/24/2027	CNY	60,000	8,466
Series 2210, 2.97%, 10/14/2032	CNY	56,500	8,074
Series 2212, 2.60%, 12/01/2025	CNY	7,200	1,022
Series 2302, 2.58%, 03/23/2025	CNY	8,000	1,132
Series 2302, 3.10%, 02/27/2033	CNY	24,000	3,466
Series 2304, 2.72%, 03/16/2026	CNY	3,200	456
Series 2320, 2.85%, 10/20/2033	CNY	7,000	991
Andorra International Bond, (Andorra),
Reg. S, 1.25%, 02/23/2027	EUR	800	824
Reg. S, 1.25%, 05/06/2031	EUR	1,000	943
Auckland Council, (New Zealand),
Reg. S, 0.13%, 09/26/2029	EUR	200	191
Reg. S, 0.25%, 11/17/2031	EUR	200	181
Reg. S, 1.00%, 01/19/2027	EUR	300	315
Reg. S, 1.50%, 11/28/2025	CHF	300	357

SEE NOTES TO FINANCIAL STATEMENTS.

116	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Australia Government Bond, (Australia),
Series 138, Reg. S, 3.25%, 04/21/2029	AUD	200	133
Series 139, Reg. S, 3.25%, 04/21/2025	AUD	1,475	997
Series 144, Reg. S, 3.75%, 04/21/2037	AUD	60	40
Series 149, Reg. S, 2.25%, 05/21/2028	AUD	1,340	863
Series 150, Reg. S, 3.00%, 03/21/2047	AUD	46	25
Series 152, Reg. S, 2.75%, 11/21/2028	AUD	428	280
Series 154, Reg. S, 2.75%, 11/21/2029	AUD	105	68
Series 155, Reg. S, 2.50%, 05/21/2030	AUD	3,465	2,193
Series 156, Reg. S, 2.75%, 05/21/2041	AUD	450	250
Series 157, Reg. S, 1.50%, 06/21/2031	AUD	50	29
Series 158, 1.25%, 05/21/2032	AUD	290	160
Series 160, Reg. S, 1.00%, 12/21/2030	AUD	200	113
Series 161, Reg. S, 0.25%, 11/21/2025	AUD	490	313
Series 162, Reg. S, 1.75%, 06/21/2051	AUD	360	145
Series 164, Reg. S, 0.50%, 09/21/2026	AUD	100	63
Series 165, Reg. S, 1.75%, 11/21/2032	AUD	220	126
Series 166, Reg. S, 3.00%, 11/21/2033	AUD	170	107
Series 167, Reg. S, 3.75%, 05/21/2034	AUD	40	27
Series 168, Reg. S, 3.50%, 12/21/2034	AUD	60	39
Series 169, Reg. S, 4.75%, 06/21/2054	AUD	30	22
Autobahnen- und Schnell- strassen-Finanzierungs AG, (Austria),
Reg. S, 0.10%, 07/09/2029	EUR	500	485
Reg. S, 2.75%, 06/11/2032	EUR	100	111
Reg. S, 2.75%, 06/20/2033	EUR	130	144
Autonomous Community of Andalusia Spain, (Spain),
Reg. S, 0.50%, 04/30/2031	EUR	363	333
Reg. S, 1.38%, 04/30/2029	EUR	30	31
Autonomous Community of Catalonia, (Spain), 4.22%, 04/26/2035	EUR	100	113
Autonomous Community of Madrid Spain, (Spain),
Reg. S, 0.42%, 04/30/2030	EUR	161	152
Reg. S, 1.57%, 04/30/2029	EUR	200	207
Reg. S, 1.72%, 04/30/2032	EUR	110	109
Reg. S, 1.77%, 04/30/2028	EUR	200	212
Reg. S, 1.83%, 04/30/2025	EUR	270	292
Reg. S, 2.82%, 10/31/2029	EUR	100	110
Reg. S, 3.60%, 04/30/2033	EUR	200	229
4.30%, 09/15/2026	EUR	500	572
Bangko Sentral ng Pilipinas International Bond, (Philippines), Series A, 8.60%, 06/15/2027		300	330
Basque Government, (Spain),
Reg. S, 0.25%, 04/30/2031	EUR	100	91
Reg. S, 0.45%, 04/30/2032	EUR	200	180
Reg. S, 0.85%, 04/30/2030	EUR	50	49
Reg. S, 1.75%, 03/16/2026	EUR	170	183
Reg. S, 3.50%, 04/30/2033	EUR	100	114
Bermuda Government International Bond, (Bermuda), 2.38%, 08/20/2030 (e)		670	573

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

BNG Bank NV, (Netherlands),
Reg. S, 0.00%, 01/20/2031	EUR	200	184
Reg. S, 0.10%, 01/15/2030	EUR	320	305
Reg. S, 0.13%, 04/11/2026	EUR	530	554
Reg. S, 0.13%, 04/19/2033	EUR	700	611
Reg. S, 0.13%, 07/09/2035	EUR	230	188
Reg. S, 0.38%, 12/15/2025	GBP	1,900	2,244
Reg. S, 0.75%, 01/11/2028	EUR	500	516
Reg. S, 0.81%, 06/28/2049	EUR	200	130
Reg. S, 0.88%, 10/17/2035	EUR	100	89
Reg. S, 0.88%, 10/24/2036	EUR	160	139
Reg. S, 1.25%, 03/30/2037	EUR	100	90
Reg. S, 1.50%, 03/29/2038	EUR	190	174
Reg. S, 1.50%, 07/15/2039	EUR	170	153
Reg. S, 1.88%, 07/13/2032	EUR	320	332
Reg. S, 2.75%, 10/04/2027	EUR	1,910	2,132
Reg. S, 3.00%, 02/23/2028	EUR	600	676
Reg. S, 3.00%, 01/11/2033	EUR	500	564
Reg. S, 3.50%, 09/27/2038	EUR	100	117
Bonos de la Tesoreria de la Republica en pesos, (Chile), Reg. S, 4.70%, 09/01/2030 (e)	CLP	300,000	334
Bpifrance SACA, (France),
Reg. S, 0.13%, 03/25/2025	EUR	400	425
Reg. S, 0.25%, 03/29/2030	EUR	200	190
Reg. S, 0.25%, 06/04/2031	EUR	200	185
Reg. S, 0.63%, 05/25/2026	EUR	500	526
Reg. S, 0.88%, 09/26/2028	EUR	200	204
Reg. S, 2.13%, 11/29/2027	EUR	200	217
Reg. S, 2.88%, 11/25/2029	EUR	500	559
Reg. S, 3.00%, 09/10/2026	EUR	200	223
Reg. S, 3.38%, 11/25/2032	EUR	200	232
Reg. S, 3.50%, 09/27/2027	EUR	200	227
Bulgaria Government International Bond, (Bulgaria),
Reg. S, 1.38%, 09/23/2050	EUR	1,300	870
Reg. S, 2.95%, 09/03/2024	EUR	800	877
Reg. S, 4.13%, 09/23/2029	EUR	1,000	1,134
Reg. S, 4.50%, 01/27/2033	EUR	6,000	6,947
Reg. S, 4.63%, 09/23/2034	EUR	1,000	1,171
Series 12YR, Reg. S, 3.00%, 03/21/2028	EUR	800	872
Bundesobligation, (Germany),
Series 181, Reg. S, 0.00%, 04/11/2025	EUR	3,890	4,147
Series 183, Reg. S, 0.00%, 04/10/2026	EUR	10,266	10,782
Series 184, Reg. S, 0.00%, 10/09/2026	EUR	500	521
Series 185, Reg. S, 0.00%, 04/16/2027	EUR	2,083	2,153
Series 186, Reg. S, 1.30%, 10/15/2027	EUR	250	269

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	117

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 187, Reg. S, 2.20%, 04/13/2028	EUR	3,120	3,477
Series 188, Reg. S, 2.40%, 10/19/2028	EUR	650	732
Bundesrepublik Deutschland Bundesanleihe, (Germany),
Reg. S, 0.00%, 08/15/2026	EUR	3,270	3,416
Reg. S, 0.00%, 11/15/2027	EUR	7,381	7,555
Reg. S, 0.00%, 11/15/2028	EUR	1,385	1,395
Reg. S, 0.00%, 08/15/2029	EUR	3,032	3,015
Reg. S, 0.00%, 02/15/2030	EUR	8,543	8,416
Reg. S, 0.00%, 08/15/2030	EUR	1,540	1,502
Reg. S, 0.00%, 02/15/2031	EUR	1,189	1,148
Reg. S, 0.00%, 08/15/2031	EUR	2,260	2,160
Reg. S, 0.00%, 02/15/2032	EUR	4,944	4,669
Reg. S, 0.00%, 05/15/2035	EUR	2,559	2,225
Reg. S, 0.00%, 05/15/2036	EUR	2,870	2,429
Reg. S, 0.00%, 08/15/2050	EUR	3,101	1,907
Reg. S, 0.00%, 08/15/2052	EUR	2,115	1,244
Reg. S, 0.25%, 02/15/2027	EUR	3,310	3,459
Reg. S, 0.25%, 08/15/2028	EUR	2,899	2,970
Reg. S, 0.25%, 02/15/2029	EUR	670	681
Reg. S, 0.50%, 02/15/2025	EUR	7,959	8,556
Reg. S, 0.50%, 02/15/2026	EUR	2,447	2,602
Reg. S, 0.50%, 08/15/2027	EUR	2,810	2,944
Reg. S, 0.50%, 02/15/2028	EUR	5,790	6,034
Reg. S, 1.00%, 08/15/2025	EUR	4,291	4,621
Reg. S, 1.00%, 05/15/2038	EUR	3,102	2,911
Reg. S, 1.25%, 08/15/2048	EUR	5,028	4,509
Reg. S, 1.70%, 08/15/2032	EUR	2,310	2,497
Reg. S, 1.80%, 08/15/2053	EUR	2,710	2,698
Reg. S, 2.10%, 11/15/2029	EUR	180	201
Reg. S, 2.30%, 02/15/2033	EUR	7,860	8,899
Reg. S, 2.50%, 07/04/2044	EUR	1,585	1,807
Reg. S, 2.50%, 08/15/2046	EUR	3,996	4,580
Reg. S, 3.25%, 07/04/2042	EUR	3,176	4,004
Reg. S, 4.00%, 01/04/2037	EUR	1,493	1,983
Reg. S, 4.25%, 07/04/2039	EUR	1,434	1,992
Reg. S, 4.75%, 07/04/2034	EUR	2,531	3,495
Reg. S, 4.75%, 07/04/2040	EUR	2,014	2,974
Reg. S, 5.50%, 01/04/2031	EUR	300	408
Reg. S, 5.63%, 01/04/2028	EUR	780	980
Reg. S, 6.25%, 01/04/2030	EUR	1,025	1,405
Reg. S, 6.50%, 07/04/2027	EUR	1,410	1,787
Series 7Y, Reg. S, 2.40%, 11/15/2030	EUR	1,660	1,887
Series 10Y, Reg. S, 2.60%, 08/15/2033	EUR	690	800
Series G, Reg. S, 0.00%, 08/15/2030	EUR	1,320	1,288
Series G, Reg. S, 0.00%, 08/15/2031	EUR	2,910	2,781
Series G, Reg. S, 0.00%, 08/15/2050	EUR	852	526
Series G, Reg. S, 1.80%, 08/15/2053	EUR	1,828	1,824
Series G, Reg. S, 2.30%, 02/15/2033	EUR	1,850	2,095
Bundesschatzanweisungen, (Germany), Reg. S, 2.20%, 12/12/2024	EUR	2,340	2,562

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Caisse d’Amortissement de la Dette Sociale, (France),
Reg. S, 0.00%, 02/25/2028	EUR	200	199
Reg. S, 0.00%, 05/25/2029	EUR	500	483
Reg. S, 0.00%, 11/25/2030	EUR	400	371
Reg. S, 0.00%, 05/25/2031	EUR	400	365
Reg. S, 0.13%, 09/15/2031	EUR	300	275
Reg. S, 0.45%, 01/19/2032	EUR	400	373
Reg. S, 0.60%, 11/25/2029	EUR	600	593
Reg. S, 1.50%, 05/25/2032	EUR	400	404
Reg. S, 1.75%, 11/25/2027	EUR	700	751
Reg. S, 2.75%, 11/25/2032	EUR	400	445
Reg. S, 2.88%, 05/25/2027	EUR	700	781
Reg. S, 3.00%, 05/25/2028	EUR	800	900
Reg. S, 3.00%, 11/25/2031	EUR	300	340
Reg. S, 3.13%, 03/01/2030	EUR	700	799
Reg. S, 4.00%, 12/15/2025	EUR	1,383	1,561
Caisse des Depots et Consignations, (France),
Reg. S, 3.00%, 05/25/2028	EUR	100	113
Reg. S, 3.13%, 05/25/2033	EUR	200	228
Caisse Francaise de Financement Local, (France),
Reg. S, 0.01%, 05/07/2025	EUR	100	106
Reg. S, 0.13%, 06/30/2031	EUR	100	91
Reg. S, 0.38%, 06/23/2025	EUR	100	106
Reg. S, 0.50%, 01/19/2026	EUR	100	105
Reg. S, 0.50%, 10/01/2046	EUR	100	65
Reg. S, 1.00%, 04/25/2028	EUR	100	102
Reg. S, 1.25%, 05/11/2032	EUR	100	97
Reg. S, 1.50%, 06/28/2038	EUR	100	90
Reg. S, 3.00%, 10/02/2028	EUR	5,000	5,573
Canadian Government Bond, (Canada), 1.00%, 06/01/2027	CAD	200	140
1.25%, 03/01/2025	CAD	1,115	812
1.50%, 06/01/2031	CAD	600	405
1.75%, 12/01/2053	CAD	400	227
2.00%, 06/01/2032	CAD	600	416
2.00%, 12/01/2051	CAD	530	322
3.50%, 03/01/2028	CAD	500	381
3.50%, 12/01/2045	CAD	2,090	1,683
4.00%, 06/01/2041	CAD	150	127
Canton of Zurich, (Switzerland), Reg. S, 0.10%, 06/23/2045	CHF	50	48
Cassa Depositi e Prestiti SpA, (Italy),
Reg. S, 1.00%, 09/21/2028	EUR	300	297
Reg. S, 2.00%, 04/20/2027	EUR	100	107
Reg. S, 3.88%, 02/13/2029	EUR	200	225
CDP Financial, Inc., (Canada),
Reg. S, 1.13%, 04/06/2027	EUR	6,000	6,297
5.60%, 11/25/2039 (e)		250	268

SEE NOTES TO FINANCIAL STATEMENTS.

118	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Chile Government International Bond, (Chile), 0.10%, 01/26/2027	EUR	5,000	5,002
0.83%, 07/02/2031	EUR	1,050	956
1.25%, 01/22/2051	EUR	6,900	4,255
1.30%, 07/26/2036	EUR	1,000	837
2.55%, 01/27/2032		200	172
2.55%, 07/27/2033		200	165
3.10%, 01/22/2061		510	342
3.50%, 01/31/2034		200	178
4.13%, 07/05/2034	EUR	4,047	4,557
China Development Bank, (China),
Reg. S, 2.95%, 07/19/2027	CNH	15,000	2,106
Reg. S, 3.23%, 11/27/2025	CNH	10,000	1,411
Reg. S, 4.20%, 01/19/2027	CNH	13,000	1,895
Reg. S, 4.30%, 08/02/2032	CNH	7,000	1,082
Reg. S, 4.35%, 08/06/2024	CNH	7,000	990
Reg. S, 4.35%, 09/19/2024	CNH	1,000	142
Reg. S, 4.50%, 11/13/2028	CNH	2,500	376
Series 1510, 4.21%, 04/13/2025	CNY	73,000	10,547
Series 1518, 3.74%, 09/10/2025	CNY	62,700	9,059
Series 1605, 3.80%, 01/25/2036	CNY	98,000	15,137
Series 1710, 4.04%, 04/10/2027	CNY	114,900	17,031
Series 1814, 4.15%, 10/26/2025	CNY	7,200	1,050
Series 1904, 3.68%, 02/26/2026	CNY	63,500	9,218
Series 1905, 3.48%, 01/08/2029	CNY	202,200	29,713
Series 1909, 3.50%, 08/13/2026	CNY	86,100	12,498
Series 1910, 3.65%, 05/21/2029	CNY	181,900	26,975
Series 1915, 3.45%, 09/20/2029	CNY	40,000	5,889
Series 2003, 3.23%, 01/10/2025	CNY	129,300	18,420
Series 2005, 3.07%, 03/10/2030	CNY	38,800	5,597
Series 2008, 2.89%, 06/22/2025	CNY	20,000	2,843
Series 2010, 3.09%, 06/18/2030	CNY	9,000	1,299
Series 2015, 3.70%, 10/20/2030	CNY	18,000	2,697
Series 2105, 3.66%, 03/01/2031	CNY	64,700	9,682
Series 2108, 2.83%, 09/10/2026	CNY	4,500	643
Series 2110, 3.41%, 06/07/2031	CNY	90,400	13,334
Series 2115, 3.12%, 09/13/2031	CNY	61,600	8,900
Series 2202, 2.59%, 03/17/2025	CNY	7,500	1,062
Series 2204, 2.99%, 03/01/2029	CNY	4,000	575
Series 2205, 3.00%, 01/17/2032	CNY	190,200	27,310
Series 2210, 2.98%, 04/22/2032	CNY	32,200	4,617
Series 2215, 2.96%, 07/18/2032	CNY	11,000	1,571
Series 2220, 2.77%, 10/24/2032	CNY	64,000	9,010
Series 2318, 2.35%, 10/16/2025	CNY	16,200	2,284
China Government Bond, (China), 2.24%, 05/25/2025	CNY	25,000	3,525
2.28%, 11/25/2025	CNY	45,700	6,450
2.37%, 01/20/2027	CNY	250,000	35,263
2.44%, 10/15/2027	CNY	8,000	1,131
2.48%, 04/15/2027	CNY	148,300	20,981
2.60%, 09/01/2032	CNY	88,800	12,518
2.62%, 09/25/2029	CNY	44,000	6,244
2.68%, 05/21/2030	CNY	520,900	73,962

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

2.69%, 08/12/2026	CNY	190,500	27,149
2.69%, 08/15/2032	CNY	16,400	2,328
Reg. S, 2.71%, 06/16/2033	CNH	11,000	1,513
2.75%, 06/15/2029	CNY	132,500	18,935
2.75%, 02/17/2032	CNY	169,900	24,252
2.76%, 05/15/2032	CNY	6,600	942
2.80%, 03/24/2029	CNY	250,300	35,864
2.80%, 11/15/2032	CNY	56,600	8,111
Reg. S, 2.82%, 08/12/2032	CNY	10,000	1,401
2.85%, 06/04/2027	CNY	272,800	39,078
2.89%, 11/18/2031	CNY	204,100	29,429
3.12%, 10/25/2052	CNY	20,600	3,021
3.19%, 04/15/2053	CNY	5,000	752
3.27%, 03/25/2073	CNY	109,170	16,731
Reg. S, 3.31%, 11/30/2025	CNH	2,000	284
3.32%, 04/15/2052	CNY	61,930	9,395
Reg. S, 3.38%, 11/21/2024	CNH	3,000	423
Reg. S, 3.38%, 07/04/2026	CNH	24,000	3,419
3.39%, 03/16/2050	CNY	117,240	17,962
3.53%, 10/18/2051	CNY	133,600	20,996
Reg. S, 3.60%, 06/27/2028	CNH	26,500	3,843
Reg. S, 3.60%, 05/21/2030	CNH	8,500	1,245
3.72%, 04/12/2051	CNY	106,000	17,229
3.73%, 05/25/2070	CNY	18,670	3,168
3.81%, 09/14/2050	CNY	89,100	14,651
Reg. S, 3.85%, 12/12/2026	CNH	19,000	2,751
Reg. S, 3.90%, 07/04/2036	CNH	13,500	2,025
Reg. S, 4.00%, 05/22/2024	CNH	8,500	1,198
Reg. S, 4.00%, 11/30/2035	CNH	30,500	4,602
Reg. S, 4.15%, 12/04/2027	CNH	20,000	2,950
Reg. S, 4.15%, 12/12/2031	CNH	3,000	459
Reg. S, 4.29%, 05/22/2029	CNH	3,000	451
Reg. S, 4.40%, 12/12/2046	CNH	26,000	4,158
Series 1908, 4.00%, 06/24/2069	CNY	5,000	893
Series 2216, 2.50%, 07/25/2027	CNY	25,000	3,539
Series INBK, 1.99%, 04/09/2025	CNY	375,700	52,812
Series INBK, 2.88%, 02/25/2033	CNY	19,000	2,742
China Government International Bond, (China),
Reg. S, 0.13%, 11/12/2026	EUR	3,700	3,748
Reg. S, 0.50%, 11/12/2031	EUR	3,250	2,967
City of Milan Italy, (Italy), 4.02%, 06/29/2035	EUR	40	44
City of Montreal Canada, (Canada), 2.30%, 09/01/2029	CAD	600	421
City of Quebec Canada, (Canada),
2.10%, 07/06/2031	CAD	300	198
2.65%, 12/20/2027	CAD	565	408
City of Toronto Canada, (Canada),
2.60%, 09/24/2039	CAD	300	185
2.95%, 04/28/2035	CAD	200	136
Colombia Government International Bond, (Colombia), 9.85%, 06/28/2027	COP	500,000	121

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	119

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Communaute Francaise de Belgique, (Belgium),
Reg. S, 1.63%, 05/03/2032	EUR	200	201
Reg. S, 3.75%, 06/22/2033	EUR	100	117
CPPIB Capital, Inc., (Canada),
Reg. S, 0.25%, 04/06/2027	EUR	2,550	2,608
Reg. S, 0.25%, 01/18/2041	EUR	2,500	1,712
Reg. S, 0.38%, 06/20/2024	EUR	300	326
Reg. S, 0.75%, 07/15/2049	EUR	600	395
Reg. S, 1.63%, 10/22/2071	GBP	2,000	1,134
Croatia Government International Bond, (Croatia),
Reg. S, 1.13%, 06/19/2029	EUR	300	300
Reg. S, 1.50%, 06/17/2031	EUR	770	760
Reg. S, 1.75%, 03/04/2041	EUR	500	417
Reg. S, 3.00%, 03/20/2027	EUR	300	331
Cyprus Government International Bond, (Cyprus),
Reg. S, 0.63%, 12/03/2024	EUR	347	373
Reg. S, 0.63%, 01/21/2030	EUR	235	228
Reg. S, 0.95%, 01/20/2032	EUR	300	284
Reg. S, 1.25%, 01/21/2040	EUR	720	573
Reg. S, 2.25%, 04/16/2050	EUR	10	8
Reg. S, 4.13%, 04/13/2033	EUR	360	430
Czech Republic Government Bond, (Czech Republic),
Series 49, Reg. S, 4.20%, 12/04/2036	CZK	5,390	250
Series 53, Reg. S, 4.85%, 11/26/2057	CZK	2,340	118
Series 78, Reg. S, 2.50%, 08/25/2028	CZK	16,760	710
Series 89, Reg. S, 2.40%, 09/17/2025	CZK	16,910	730
Series 94, Reg. S, 0.95%, 05/15/2030	CZK	17,380	656
Series 95, Reg. S, 1.00%, 06/26/2026	CZK	6,860	284
Series 100, 0.25%, 02/10/2027	CZK	60,340	2,406
Series 103, 2.00%, 10/13/2033	CZK	20,000	767
Series 105, 2.75%, 07/23/2029	CZK	5,810	246
Series 120, 1.25%, 02/14/2025	CZK	11,950	514
Series 121, 1.20%, 03/13/2031	CZK	27,250	1,024
Series 125, 1.50%, 04/24/2040	CZK	8,640	277
Series 130, 0.05%, 11/29/2029	CZK	13,030	470
Series 138, 1.75%, 06/23/2032	CZK	20,400	784
Series 142, 1.95%, 07/30/2037	CZK	12,960	464
Series 148, 6.00%, 02/26/2026	CZK	5,910	275
Series 149, 5.50%, 12/12/2028	CZK	10,640	515
Series 150, 5.00%, 09/30/2030	CZK	4,140	199
Denmark Government Bond, (Denmark), 0.25%, 11/15/2052	DKK	5,921	498
0.50%, 11/15/2027	DKK	5,478	764
0.50%, 11/15/2029	DKK	13,494	1,825
1.75%, 11/15/2025	DKK	5,460	798
4.50%, 11/15/2039	DKK	10,830	2,047
7.00%, 11/10/2024	DKK	1,470	225
Series G, 0.00%, 11/15/2031	DKK	960	120
Series TWIN, 0.00%, 11/15/2031	DKK	8,157	1,022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Development Bank of Japan, Inc., (Japan),
Reg. S, 0.88%, 10/10/2025	EUR	1,000	1,063
Reg. S, 2.13%, 09/01/2026	EUR	1,000	1,084
4.75%, 11/26/2027	EUR	900	1,067
Series 86, 0.24%, 10/13/2027	JPY	100,000	708
Estonia Government International Bond, (Estonia), Reg. S, 0.13%, 06/10/2030	EUR	200	183
European Financial Stability Facility, (Luxembourg),
Reg. S, 0.00%, 10/13/2027	EUR	4,325	4,360
Reg. S, 0.00%, 01/20/2031	EUR	9,600	8,882
Reg. S, 0.05%, 10/17/2029	EUR	9,000	8,655
Reg. S, 0.05%, 01/18/2052	EUR	1,000	487
Reg. S, 0.40%, 02/17/2025	EUR	1,000	1,073
Reg. S, 0.50%, 07/11/2025	EUR	8,000	8,534
Reg. S, 0.63%, 10/16/2026	EUR	100	105
Reg. S, 0.70%, 01/20/2050	EUR	2,500	1,624
Reg. S, 0.70%, 01/17/2053	EUR	10,000	6,094
Reg. S, 0.75%, 05/03/2027	EUR	15,000	15,699
Reg. S, 0.88%, 04/10/2035	EUR	15,900	14,368
Reg. S, 1.20%, 02/17/2045	EUR	2,325	1,863
Reg. S, 1.38%, 05/31/2047	EUR	10,000	8,103
Reg. S, 1.45%, 09/05/2040	EUR	10,370	9,200
Reg. S, 1.50%, 12/15/2025	EUR	13,000	14,047
Reg. S, 1.70%, 02/13/2043	EUR	1,900	1,712
Reg. S, 1.75%, 07/17/2053	EUR	2,050	1,686
Reg. S, 2.00%, 02/28/2056	EUR	2,000	1,734
Reg. S, 2.38%, 04/11/2028	EUR	15,000	16,529
Reg. S, 2.38%, 06/21/2032	EUR	5,000	5,418
Reg. S, 2.75%, 08/17/2026	EUR	15,000	16,657
Reg. S, 2.75%, 12/03/2029	EUR	1,020	1,143
Reg. S, 3.00%, 12/15/2028	EUR	1,000	1,132
Reg. S, 3.38%, 04/03/2037	EUR	3,000	3,494
European Stability Mechanism, (Supranational),
Reg. S, 0.00%, 12/15/2026	EUR	10,000	10,283
Reg. S, 0.01%, 03/04/2030	EUR	1,900	1,806
Reg. S, 0.01%, 10/15/2031	EUR	8,900	8,110
Reg. S, 0.50%, 03/02/2026	EUR	5,600	5,922
Reg. S, 0.50%, 03/05/2029	EUR	6,000	6,010
Reg. S, 0.75%, 09/05/2028	EUR	2,750	2,813
Reg. S, 0.88%, 07/18/2042	EUR	1,020	782
Reg. S, 1.00%, 09/23/2025	EUR	15,000	16,097
Reg. S, 1.00%, 06/23/2027	EUR	5,000	5,257
Reg. S, 1.75%, 10/20/2045	EUR	1,050	931
Reg. S, 1.80%, 11/02/2046	EUR	10,420	9,298
Reg. S, 1.85%, 12/01/2055	EUR	180	148
European Union, (Supranational),
Reg. S, 0.00%, 07/06/2026	EUR	10,350	10,742
Reg. S, 0.00%, 10/04/2028	EUR	1,800	1,773
Reg. S, 0.00%, 04/22/2031	EUR	5,800	5,351
Reg. S, 0.00%, 07/04/2031	EUR	20,000	18,305
Reg. S, 0.25%, 04/22/2036	EUR	12,900	10,489

SEE NOTES TO FINANCIAL STATEMENTS.

120	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.40%, 02/04/2037	EUR	10,000	8,168
Reg. S, 0.45%, 07/04/2041	EUR	19,800	14,328
Reg. S, 0.50%, 04/04/2025	EUR	3,575	3,834
Reg. S, 0.70%, 07/06/2051	EUR	5,900	3,710
Reg. S, 0.75%, 04/04/2031	EUR	3,925	3,832
Reg. S, 0.80%, 07/04/2025	EUR	10,700	11,460
Reg. S, 1.00%, 07/06/2032	EUR	5,800	5,638
Reg. S, 1.13%, 04/04/2036	EUR	1,265	1,157
Reg. S, 1.38%, 10/04/2029	EUR	8,000	8,325
Reg. S, 1.50%, 10/04/2035	EUR	5,000	4,818
Reg. S, 1.63%, 12/04/2029	EUR	31,600	33,291
Reg. S, 2.50%, 10/04/2052	EUR	26,000	25,476
Reg. S, 2.63%, 02/04/2048	EUR	16,000	16,428
Reg. S, 2.75%, 10/05/2026	EUR	20,000	22,245
Reg. S, 3.38%, 04/04/2032	EUR	1,200	1,405
Reg. S, 3.38%, 04/04/2038	EUR	4,000	4,641
Reg. S, 3.38%, 10/04/2038	EUR	10,000	11,597
Reg. S, 3.38%, 11/04/2042	EUR	20,000	23,032
Reg. S, 3.75%, 04/04/2042	EUR	5,015	6,076
Series MFA, Reg. S, 3.00%, 03/04/2053	EUR	8,000	8,664
Series SURE, Reg. S, 0.00%, 11/04/2025	EUR	5,198	5,482
Series SURE, Reg. S, 0.00%, 06/02/2028	EUR	5,500	5,479
Series SURE, Reg. S, 0.00%, 10/04/2030	EUR	10,000	9,374
Series SURE, Reg. S, 0.00%, 07/04/2035	EUR	10,800	8,694
Series SURE, Reg. S, 0.10%, 10/04/2040	EUR	7,675	5,332
Series SURE, Reg. S, 0.20%, 06/04/2036	EUR	9,600	7,712
Series SURE, Reg. S, 0.30%, 11/04/2050	EUR	1,220	689
Series SURE, Reg. S, 0.45%, 05/02/2046	EUR	5,000	3,265
Series SURE, Reg. S, 0.75%, 01/04/2047	EUR	5,000	3,492
Series SURE, Reg. S, 1.13%, 06/04/2037	EUR	5,000	4,440
Export Development Canada, (Canada),
Reg. S, 0.50%, 02/25/2027	EUR	2,000	2,075
Reg. S, 2.88%, 01/19/2028	EUR	10,000	11,209
Export-Import Bank of China (The), (China),
Series 1514, 3.87%, 09/14/2025	CNY	29,000	4,186
Series 1603, 3.33%, 02/22/2026	CNY	15,000	2,161
Series 1703, 4.11%, 03/20/2027	CNY	20,000	2,959
Series 1910, 3.86%, 05/20/2029	CNY	97,800	14,636
Series 2005, 2.93%, 03/02/2025	CNY	75,600	10,738
Series 2007, 3.26%, 02/24/2027	CNY	83,600	12,096
Series 2010, 3.23%, 03/23/2030	CNY	39,400	5,724
Series 2011, 3.74%, 11/16/2030	CNY	10,000	1,500
Series 2015, 3.43%, 10/23/2025	CNY	71,000	10,210

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2110, 3.38%, 07/16/2031	CNY	4,000	588
Series 2203, 2.57%, 06/10/2025	CNY	13,000	1,840
Series 2207, 2.74%, 09/05/2029	CNY	8,200	1,162
Series 2210, 3.18%, 03/11/2032		CNY 123,600	17,925
Series 2211, 2.90%, 08/19/2032	CNY	63,000	8,958
Series 2215, 2.82%, 06/17/2027	CNY	27,300	3,897
Series 2310, 3.10%, 02/13/2033	CNY	13,900	2,007
Export-Import Bank of Korea, (South Korea),
3.63%, 09/18/2027	EUR	500	565
5.13%, 09/18/2033		230	239
Reg. S, 8.00%, 05/15/2024	IDR	400,000	26
Finland Government Bond, (Finland),
Reg. S, 0.00%, 09/15/2026 (e)	EUR	350	362
Reg. S, 0.00%, 09/15/2030 (e)	EUR	130	122
Reg. S, 0.13%, 09/15/2031 (e)	EUR	755	698
Reg. S, 0.13%, 04/15/2052 (e)	EUR	450	244
Reg. S, 0.25%, 09/15/2040 (e)	EUR	384	281
Reg. S, 0.50%, 04/15/2026 (e)	EUR	1,440	1,521
Reg. S, 0.50%, 09/15/2027 (e)	EUR	660	683
Reg. S, 0.50%, 09/15/2028 (e)	EUR	484	491
Reg. S, 0.50%, 09/15/2029 (e)	EUR	80	80
Reg. S, 0.50%, 04/15/2043 (e)	EUR	450	325
Reg. S, 0.75%, 04/15/2031 (e)	EUR	321	315
Reg. S, 0.88%, 09/15/2025 (e)	EUR	430	461
Reg. S, 1.13%, 04/15/2034 (e)	EUR	421	403
Reg. S, 1.38%, 04/15/2027 (e)	EUR	160	171
Reg. S, 1.50%, 09/15/2032 (e)	EUR	1,300	1,322
Reg. S, 2.63%, 07/04/2042 (e)	EUR	675	724
Reg. S, 2.75%, 07/04/2028 (e)	EUR	960	1,079
Reg. S, 2.75%, 04/15/2038 (e)	EUR	540	593
Reg. S, 3.00%, 09/15/2033 (e)	EUR	620	709
Reg. S, 4.00%, 07/04/2025 (e)	EUR	780	877
Series 30Y, Reg. S, 1.38%, 04/15/2047 (e)	EUR	717	600
Finnvera OYJ, (Finland),
Reg. S, 0.38%, 04/09/2029	EUR	300	297
Reg. S, 0.75%, 08/07/2028	EUR	1,000	1,025
Reg. S, 2.13%, 03/08/2028	EUR	300	327
Fondo De Titulizacion Del Deficit Del Sistema Electrico FTA, (Spain), Reg. S, 0.01%, 09/17/2025	EUR	100	105
Free and Hanseatic City of Hamburg, (Germany),
Reg. S, 0.00%, 04/07/2026	EUR	280	292
Reg. S, 0.01%, 06/30/2028	EUR	180	178
0.01%, 11/05/2035	EUR	70	56
Reg. S, 0.20%, 09/03/2049	EUR	70	39
Reg. S, 0.25%, 02/18/2041	EUR	394	279
Free State of Bavaria, (Germany), Reg. S, 0.01%, 01/18/2035	EUR	352	292
Free State of Saxony, (Germany),
Reg. S, 0.01%, 11/05/2029	EUR	197	189
Series 132, Reg. S, 0.01%, 12/17/2035	EUR	210	168

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	121

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
French Republic Government Bond OAT, (France),
Reg. S, 0.00%, 02/25/2025	EUR	2,820	3,012
Reg. S, 0.00%, 03/25/2025	EUR	5,030	5,362
Reg. S, 0.00%, 02/25/2026	EUR	7,430	7,799
Reg. S, 0.00%, 02/25/2027	EUR	4,305	4,430
Reg. S, 0.00%, 11/25/2029	EUR	9,655	9,349
Reg. S, 0.00%, 11/25/2030	EUR	3,660	3,454
Reg. S, 0.00%, 11/25/2031	EUR	5,604	5,139
Reg. S, 0.00%, 05/25/2032	EUR	3,340	3,018
Reg. S, 0.25%, 11/25/2026	EUR	4,076	4,248
Reg. S, 0.50%, 05/25/2025	EUR	6,943	7,434
Reg. S, 0.50%, 05/25/2026	EUR	3,759	3,973
Reg. S, 0.50%, 05/25/2029	EUR	3,547	3,573
Reg. S, 0.50%, 05/25/2040 (e)	EUR	5,014	3,833
Reg. S, 0.50%, 06/25/2044 (e)	EUR	1,245	861
Reg. S, 0.50%, 05/25/2072 (e)	EUR	1,203	555
Reg. S, 0.75%, 02/25/2028	EUR	9,480	9,861
Reg. S, 0.75%, 05/25/2028	EUR	7,363	7,633
Reg. S, 0.75%, 11/25/2028	EUR	3,737	3,847
Reg. S, 0.75%, 05/25/2052 (e)	EUR	4,457	2,820
Reg. S, 0.75%, 05/25/2053 (e)	EUR	5,058	3,136
Reg. S, 1.00%, 11/25/2025	EUR	5,760	6,188
Reg. S, 1.00%, 05/25/2027	EUR	3,898	4,129
Reg. S, 1.25%, 05/25/2034	EUR	5,216	5,059
Reg. S, 1.25%, 05/25/2036 (e)	EUR	6,764	6,318
Reg. S, 1.25%, 05/25/2038	EUR	3,740	3,362
Reg. S, 1.50%, 05/25/2031	EUR	4,223	4,401
Reg. S, 1.50%, 05/25/2050 (e)	EUR	3,610	2,895
Reg. S, 1.75%, 06/25/2039 (e)	EUR	1,847	1,773
Reg. S, 1.75%, 05/25/2066 (e)	EUR	2,216	1,745
Reg. S, 2.00%, 11/25/2032	EUR	8,910	9,485
Reg. S, 2.00%, 05/25/2048 (e)	EUR	2,877	2,626
Reg. S, 2.50%, 09/24/2026	EUR	1,838	2,037
Reg. S, 2.50%, 05/25/2030	EUR	10,991	12,295
Reg. S, 2.50%, 05/25/2043 (e)	EUR	3,240	3,327
Reg. S, 2.75%, 10/25/2027	EUR	5,509	6,193
Reg. S, 2.75%, 02/25/2029	EUR	850	961
Reg. S, 3.00%, 05/25/2033	EUR	2,080	2,389
Reg. S, 3.00%, 05/25/2054 (e)	EUR	1,810	1,962
Reg. S, 3.25%, 05/25/2045	EUR	3,425	3,944
Reg. S, 3.50%, 04/25/2026	EUR	536	606
Reg. S, 4.00%, 10/25/2038	EUR	2,299	2,902
Reg. S, 4.00%, 04/25/2055 (e)	EUR	1,031	1,342
Reg. S, 4.00%, 04/25/2060	EUR	1,577	2,080
Reg. S, 4.50%, 04/25/2041	EUR	2,492	3,353
Reg. S, 4.75%, 04/25/2035	EUR	1,467	1,949
Reg. S, 5.50%, 04/25/2029	EUR	2,437	3,118
Reg. S, 5.75%, 10/25/2032	EUR	1,029	1,427
Reg. S, 6.00%, 10/25/2025	EUR	1,290	1,511
Gemeinsame Deutsche Bundeslaender, (Germany),
Series 58, Reg. S, 0.00%, 02/19/2027	EUR	220	225
Series 60, Reg. S, 0.01%, 02/04/2031	EUR	146	135
Series 62, Reg. S, 1.25%, 05/04/2029	EUR	580	602

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Gestion Securite de Stocks Securite SA, (France),
Reg. S, 1.50%, 10/25/2027	EUR	1,000	1,055
Reg. S, 3.38%, 06/29/2030	EUR	300	343
HM Treasury UK Sovereign Sukuk plc, (United Kingdom), Reg. S, 0.33%, 07/22/2026	GBP	900	1,052
Hong Kong Government Bond Programme, (Hong Kong), 1.97%, 01/17/2029	HKD	200	24
Hong Kong Government International Bond, (Hong Kong),
Reg. S, 2.80%, 11/30/2024	CNH	5,000	701
Reg. S, 2.95%, 06/07/2028	CNH	8,500	1,197
Reg. S, 3.00%, 11/30/2026	CNH	10,000	1,406
Hungary Government Bond, (Hungary),
Series 26/E, 1.50%, 04/22/2026	HUF	739,160	1,920
Series 26/D, 2.75%, 12/22/2026	HUF	80,210	210
Series 27/A, 3.00%, 10/27/2027	HUF	194,780	511
Series 28/B, 4.50%, 03/23/2028	HUF	73,760	202
Series 28/A, 6.75%, 10/22/2028	HUF	75,000	224
Series 29/A, 2.00%, 05/23/2029	HUF	200,000	481
Series 30/A, 3.00%, 08/21/2030	HUF	297,350	735
Series 32/A, 4.75%, 11/24/2032	HUF	58,400	155
Series 33/A, 2.25%, 04/20/2033	HUF	194,590	424
Series 34/A, 2.25%, 06/22/2034	HUF	100,520	210
Series 38/A, 3.00%, 10/27/2038	HUF	82,470	166
Series 41/A, 3.00%, 04/25/2041	HUF	27,170	52
Hungary Government International Bond, (Hungary),
Reg. S, 0.50%, 11/18/2030	EUR	1,000	864
Reg. S, 1.63%, 04/28/2032	EUR	1,000	895
Reg. S, 1.75%, 10/10/2027	EUR	825	852
Reg. S, 1.75%, 06/05/2035	EUR	5,000	4,224
Hydro-Quebec, (Canada), 6.00%, 02/15/2040	CAD	300	280
SUB, 8.40%, 03/28/2025		600	623
SUB, 8.91%, 11/18/2024		800	826
Series HK, 9.38%, 04/15/2030		500	625
Ile-de-France Mobilites, (France),
Reg. S, 0.40%, 05/28/2031	EUR	300	281
Reg. S, 0.68%, 11/24/2036	EUR	100	82
Reg. S, 1.00%, 05/25/2034	EUR	300	275
Reg. S, 1.28%, 02/14/2042	EUR	100	80
Reg. S, 3.05%, 02/03/2033	EUR	100	112
Reg. S, 3.40%, 05/25/2043	EUR	100	111
Indonesia Government International Bond, (Indonesia),
0.90%, 02/14/2027	EUR	3,102	3,138
1.10%, 03/12/2033	EUR	1,000	871
1.85%, 03/12/2031		234	194
Reg. S, 2.15%, 07/18/2024	EUR	2,050	2,233
3.35%, 03/12/2071		200	147
Reg. S, 3.38%, 07/30/2025	EUR	7,000	7,670
Reg. S, 3.75%, 06/14/2028	EUR	1,000	1,110
4.65%, 09/20/2032		600	600

SEE NOTES TO FINANCIAL STATEMENTS.

122	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Indonesia Treasury Bond, (Indonesia),
Series FR56, 8.38%, 09/15/2026	IDR	3,269,000	222
Series FR65, 6.63%, 05/15/2033	IDR	400,000	26
Series FR67, 8.75%, 02/15/2044	IDR	2,074,000	161
Series FR75, 7.50%, 05/15/2038	IDR	1,300,000	90
Series FR82, 7.00%, 09/15/2030	IDR	229,000	15
Series FR86, 5.50%, 04/15/2026	IDR	600,000	38
Series FR87, 6.50%, 02/15/2031	IDR	800,000	52
Series FR91, 6.38%, 04/15/2032	IDR	3,200,000	206
Series FR95, 6.38%, 08/15/2028	IDR	1,000,000	65
Series FR96, 7.00%, 02/15/2033	IDR	1,000,000	67
Industrial Bank of Korea, (South Korea), Reg. S, 0.02%, 07/16/2025	CHF	300	346
Instituto de Credito Oficial, (Spain),
Reg. S, 0.00%, 04/30/2027	EUR	1,000	1,009
Reg. S, 2.65%, 01/31/2028	EUR	100	110
International Bank for Reconstruction & Development, (Supranational),
0.00%, 01/15/2027	EUR	2,125	2,180
Zero Coupon, 07/15/2029		38	30
Zero Coupon, 10/31/2030		1,000	732
0.10%, 09/17/2035	EUR	1,475	1,202
Reg. S, 0.20%, 01/21/2061	EUR	1,000	421
0.25%, 09/23/2027	GBP	2,900	3,246
0.25%, 05/21/2029	EUR	5,000	4,919
0.38%, 07/28/2025		50	47
0.50%, 10/28/2025		2,100	1,957
0.50%, 06/21/2035	EUR	50	43
0.65%, 02/10/2026		750	694
Reg. S, 0.70%, 10/22/2046	EUR	2,000	1,393
0.88%, 12/13/2024	GBP	2,050	2,516
1.00%, 12/21/2029	GBP	2,000	2,194
1.20%, 08/08/2034	EUR	9,000	8,607
1.63%, 01/15/2025		475	460
(SOFR Compounded Index + 0.26%), 2.33%, 05/31/2026 (aa)		1,000	947
2.50%, 03/19/2024		465	462
2.90%, 01/19/2033	EUR	7,000	7,911
Investitionsbank Schleswig-Holstein, (Germany),
Reg. S, 0.01%, 05/15/2026	EUR	100	104
Reg. S, 3.25%, 03/10/2031	EUR	300	346
Ireland Government Bond, (Ireland),
Reg. S, 0.00%, 10/18/2031	EUR	1,577	1,457
Reg. S, 0.20%, 05/15/2027	EUR	1,290	1,331
Reg. S, 0.20%, 10/18/2030	EUR	1,111	1,066
Reg. S, 0.35%, 10/18/2032	EUR	290	269
Reg. S, 0.40%, 05/15/2035	EUR	300	262
Reg. S, 0.55%, 04/22/2041	EUR	385	297
Reg. S, 0.90%, 05/15/2028	EUR	412	431
Reg. S, 1.00%, 05/15/2026	EUR	720	771
Reg. S, 1.10%, 05/15/2029	EUR	957	997
Reg. S, 1.30%, 05/15/2033	EUR	1,230	1,232
Reg. S, 1.35%, 03/18/2031	EUR	365	379

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 1.50%, 05/15/2050	EUR	1,163	963
Reg. S, 1.70%, 05/15/2037	EUR	800	787
Reg. S, 2.00%, 02/18/2045	EUR	685	652
Reg. S, 2.40%, 05/15/2030	EUR	1,000	1,113
Reg. S, 3.00%, 10/18/2043	EUR	600	687
5.40%, 03/13/2025	EUR	790	895
Israel Government AID Bond, (Israel),
5.50%, 09/18/2033		200	220
Series 2, Zero Coupon, 11/01/2024		749	717
Israel Government Bond—Fixed, (Israel),
Series 142, 5.50%, 01/31/2042	ILS	290	95
Series 327, 2.00%, 03/31/2027	ILS	800	214
Series 330, 1.00%, 03/31/2030	ILS	1,200	283
Series 537, 1.50%, 05/31/2037	ILS	305	61
Israel Government International Bond, (Israel),
Reg. S, 0.63%, 01/18/2032	EUR	3,000	2,543
Reg. S, 1.50%, 01/18/2027	EUR	2,000	2,044
Reg. S, 2.50%, 01/16/2049	EUR	825	684
2.75%, 07/03/2030		400	353
Italy Buoni Poliennali Del Tesoro, (Italy),
Series 2Y, Reg. S, 3.60%, 09/29/2025	EUR	530	591
Series 3Y, Reg. S, 1.20%, 08/15/2025	EUR	500	537
Series 3Y, Reg. S, 3.50%, 01/15/2026	EUR	470	525
Series 3Y, Reg. S, 3.80%, 04/15/2026	EUR	3,000	3,384
Series 5Y, Reg. S, 0.00%, 04/01/2026	EUR	4,060	4,208
Series 5Y, Reg. S, 0.00%, 08/01/2026	EUR	3,447	3,545
Series 5Y, Reg. S, 0.50%, 02/01/2026	EUR	5,270	5,543
Series 5Y, Reg. S, 1.10%, 04/01/2027	EUR	2,370	2,480
Series 5Y, Reg. S, 1.85%, 07/01/2025 (e)	EUR	2,080	2,257
Series 5Y, Reg. S, 2.65%, 12/01/2027	EUR	660	723
Series 5Y, Reg. S, 3.80%, 08/01/2028	EUR	450	514
Series 6Y, Reg. S, 0.35%, 02/01/2025	EUR	2,780	2,976
Series 7Y, Reg. S, 0.25%, 03/15/2028	EUR	7,600	7,520
Series 7Y, Reg. S, 0.45%, 02/15/2029	EUR	1,610	1,562
Series 7Y, Reg. S, 0.50%, 07/15/2028	EUR	4,074	4,037
Series 7Y, Reg. S, 0.95%, 09/15/2027	EUR	1,440	1,486
Series 7Y, Reg. S, 1.45%, 05/15/2025	EUR	2,813	3,040
Series 7Y, Reg. S, 2.50%, 11/15/2025	EUR	545	598
Series 7Y, Reg. S, 3.70%, 06/15/2030	EUR	1,800	2,038
Series 7Y, Reg. S, 3.85%, 12/15/2029	EUR	1,500	1,716
Series 7Y, Reg. S, 4.00%, 11/15/2030	EUR	1,550	1,784
Series 8Y, Reg. S, 0.85%, 01/15/2027	EUR	1,460	1,522
Series 8Y, Reg. S, 0.85%, 01/15/2027 (e)	EUR	4,975	5,187
Series 8Y, Reg. S, 4.00%, 10/30/2031 (e)	EUR	2,470	2,841
Series 10Y, Reg. S, 0.60%, 08/01/2031 (e)	EUR	2,294	2,069
Series 10Y, Reg. S, 0.95%, 08/01/2030	EUR	910	869
Series 10Y, Reg. S, 0.95%, 12/01/2031 (e)	EUR	2,855	2,621
Series 10Y, Reg. S, 0.95%, 06/01/2032	EUR	3,305	2,988

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	123

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 10Y, Reg. S, 1.25%, 12/01/2026	EUR	1,457	1,540
Series 10Y, Reg. S, 1.50%, 06/01/2025	EUR	1,620	1,750
Series 10Y, Reg. S, 1.60%, 06/01/2026	EUR	1,820	1,954
Series 10Y, Reg. S, 1.65%, 12/01/2030 (e)	EUR	124	123
Series 10Y, Reg. S, 2.00%, 02/01/2028	EUR	1,402	1,496
Series 10Y, Reg. S, 2.05%, 08/01/2027	EUR	3,580	3,849
Series 10Y, Reg. S, 2.20%, 06/01/2027	EUR	1,977	2,140
Series 10Y, Reg. S, 2.50%, 12/01/2032	EUR	5,610	5,720
Series 10Y, Reg. S, 2.80%, 12/01/2028	EUR	3,430	3,758
Series 10Y, Reg. S, 3.00%, 08/01/2029	EUR	1,946	2,140
Series 10Y, Reg. S, 4.35%, 11/01/2033	EUR	550	643
Series 10Y, Reg. S, 4.40%, 05/01/2033	EUR	3,290	3,870
Series 11Y, Reg. S, 0.90%, 04/01/2031	EUR	1,957	1,827
Series 11Y, Reg. S, 1.35%, 04/01/2030	EUR	2,100	2,078
Series 13Y, Reg. S, 4.00%, 04/30/2035 (e)	EUR	800	902
Series 15Y, Reg. S, 2.45%, 09/01/2033 (e)	EUR	3,720	3,729
Series 15Y, Reg. S, 4.75%, 09/01/2028 (e)	EUR	1,720	2,044
Series 16Y, Reg. S, 0.95%, 03/01/2037 (e)	EUR	3,214	2,485
Series 16Y, Reg. S, 1.45%, 03/01/2036 (e)	EUR	1,229	1,044
Series 16Y, Reg. S, 3.25%, 03/01/2038 (e)	EUR	3,490	3,538
Series 16Y, Reg. S, 3.50%, 03/01/2030 (e)	EUR	6,136	6,901
Series 16Y, Reg. S, 4.50%, 03/01/2026 (e)	EUR	2,853	3,257
Series 16Y, Reg. S, 5.00%, 03/01/2025 (e)	EUR	4,570	5,147
Series 17Y, Reg. S, 1.65%, 03/01/2032 (e)	EUR	2,246	2,168
Series 20Y, Reg. S, 2.25%, 09/01/2036 (e)	EUR	2,134	1,976
Series 20Y, Reg. S, 2.95%, 09/01/2038 (e)	EUR	2,612	2,555
Series 20Y, Reg. S, 4.45%, 09/01/2043 (e)	EUR	2,450	2,788
Series 21Y, Reg. S, 1.80%, 03/01/2041 (e)	EUR	3,104	2,471
Series 21Y, Reg. S, 3.10%, 03/01/2040 (e)	EUR	1,112	1,087
Series 26Y, Reg. S, 3.35%, 03/01/2035 (e)	EUR	2,660	2,825
Series 30Y, Reg. S, 2.15%, 09/01/2052 (e)	EUR	1,271	932
Series 30Y, Reg. S, 3.85%, 09/01/2049 (e)	EUR	1,230	1,284
Series 30Y, Reg. S, 4.50%, 10/01/2053 (e)	EUR	775	883
Series 30Y, Reg. S, 6.50%, 11/01/2027	EUR	890	1,111

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 30Y, Reg. S, 7.25%, 11/01/2026	EUR	1,355	1,676
Series 31Y, Reg. S, 1.70%, 09/01/2051 (e)	EUR	2,267	1,538
Series 31Y, Reg. S, 2.70%, 03/01/2047 (e)	EUR	1,350	1,175
Series 31Y, Reg. S, 3.25%, 09/01/2046 (e)	EUR	2,226	2,133
Series 31Y, Reg. S, 3.45%, 03/01/2048 (e)	EUR	2,815	2,779
Series 31Y, Reg. S, 4.00%, 02/01/2037 (e)	EUR	1,310	1,464
Series 31Y, Reg. S, 4.75%, 09/01/2044 (e)	EUR	1,955	2,323
Series 31Y, Reg. S, 5.00%, 08/01/2034 (e)	EUR	966	1,187
Series 31Y, Reg. S, 5.00%, 09/01/2040 (e)	EUR	560	683
Series 31Y, Reg. S, 5.25%, 11/01/2029	EUR	1,777	2,185
Series 31Y, Reg. S, 5.75%, 02/01/2033	EUR	1,260	1,624
Series 31Y, Reg. S, 6.00%, 05/01/2031	EUR	1,753	2,276
Series 32Y, Reg. S, 5.00%, 08/01/2039 (e)	EUR	1,323	1,613
Series 34Y, Reg. S, 1.50%, 04/30/2045 (e)	EUR	1,311	917
Series 50Y, Reg. S, 2.15%, 03/01/2072 (e)	EUR	530	356
Series 50Y, Reg. S, 2.80%, 03/01/2067 (e)	EUR	1,055	855
Series CAC, Reg. S, 2.45%, 09/01/2050 (e)	EUR	1,442	1,163
Japan Bank for International Cooperation, (Japan),
0.63%, 07/15/2025		500	469
3.13%, 02/15/2028	EUR	1,000	1,122
Japan Expressway Holding and Debt Repayment Agency, (Japan),
Series 37, 2.42%, 06/20/2028	JPY	100,000	774
Series 75, 1.96%, 09/19/2031	JPY	100,000	780
Series 271, 0.02%, 03/31/2026	JPY	30,000	212
Japan Finance Corp., (Japan), Series 57, 0.00%, 10/17/2025	JPY	20,000	142
Japan Finance Organization for Municipalities, (Japan),
Reg. S, 0.05%, 02/12/2027	EUR	500	507
Reg. S, 0.63%, 09/02/2025		1,000	932
Series 69, 0.48%, 02/28/2025	JPY	100,000	712
Series 2022, 2.32%, 06/18/2027	JPY	20,000	152
Japan Government Five Year Bond, (Japan),
Series 143, 0.10%, 03/20/2025	JPY	15,700	111
Series 144, 0.10%, 06/20/2025	JPY	347,000	2,465

SEE NOTES TO FINANCIAL STATEMENTS.

124	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 146, 0.10%, 12/20/2025	JPY	122,000	867
Series 148, 0.01%, 06/20/2026	JPY	459,750	3,258
Series 149, 0.01%, 09/20/2026	JPY	10,000	71
Series 150, 0.01%, 12/20/2026	JPY	77,150	546
Series 151, 0.01%, 03/20/2027	JPY	173,000	1,224
Series 153, 0.01%, 06/20/2027	JPY	459,600	3,250
Japan Government Forty Year Bond, (Japan),
Series 1, 2.40%, 03/20/2048	JPY	100,000	831
Series 3, 2.20%, 03/20/2050	JPY	505,350	4,034
Series 6, 1.90%, 03/20/2053	JPY	650	5
Series 7, 1.70%, 03/20/2054	JPY	7,050	51
Series 8, 1.40%, 03/20/2055	JPY	14,350	95
Series 9, 0.40%, 03/20/2056	JPY	17,800	86
Series 10, 0.90%, 03/20/2057	JPY	7,050	40
Series 11, 0.80%, 03/20/2058	JPY	5,000	27
Series 12, 0.50%, 03/20/2059	JPY	10,000	48
Series 15, 1.00%, 03/20/2062	JPY	44,850	252
Series 16, 1.30%, 03/20/2063	JPY	3,700	23
Japan Government Ten Year Bond, (Japan),
Series 343, 0.10%, 06/20/2026	JPY	202,900	1,441
Series 344, 0.10%, 09/20/2026	JPY	131,500	934
Series 345, 0.10%, 12/20/2026	JPY	6,500	46
Series 349, 0.10%, 12/20/2027	JPY	59,700	423
Series 357, 0.10%, 12/20/2029	JPY	266,250	1,870
Series 358, 0.10%, 03/20/2030	JPY	90,300	633
Series 359, 0.10%, 06/20/2030	JPY	35,000	245
Series 360, 0.10%, 09/20/2030	JPY	35,450	248
Series 361, 0.10%, 12/20/2030	JPY	196,550	1,369
Series 362, 0.10%, 03/20/2031	JP	Y10,000	70
Series 363, 0.10%, 06/20/2031	JPY	310,050	2,147
Series 364, 0.10%, 09/20/2031	JPY	265,000	1,830
Series 365, 0.10%, 12/20/2031	JPY	45,000	310
Series 366, 0.20%, 03/20/2032	JPY	454,100	3,144
Series 367, 0.20%, 06/20/2032	JPY	6,000	41
Series 368, 0.20%, 09/20/2032	JPY	25,000	172
Series 370, 0.50%, 03/20/2033	JPY	16,250	114
Series 371, 0.40%, 06/20/2033	JPY	30,000	209
Japan Government Thirty Year Bond, (Japan),
Series 11, 1.70%, 06/20/2033	JPY	100,000	781
Series 21, 2.30%, 12/20/2035	JPY	704,850	5,834
Series 22, 2.50%, 03/20/2036	JPY	116,250	982
Series 24, 2.50%, 09/20/2036	JPY	46,950	397
Series 33, 2.00%, 09/20/2040	JPY	333,000	2,636
Series 34, 2.20%, 03/20/2041	JPY	23,000	187
Series 40, 1.80%, 09/20/2043	JPY	5,450	41
Series 47, 1.60%, 06/20/2045	JPY	10,000	73
Series 66, 0.40%, 03/20/2050	JPY	302,300	1,593
Series 67, 0.60%, 06/20/2050	JPY	50,000	278
Series 68, 0.60%, 09/20/2050	JPY	126,500	700
Series 71, 0.70%, 06/20/2051	JPY	118,600	669
Series 73, 0.70%, 12/20/2051	JPY	8,000	45
Series 74, 1.00%, 03/20/2052	JPY	104,000	631

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 75, 1.30%, 06/20/2052	JPY	10,000	65
Series 76, 1.40%, 09/20/2052	JPY	3,000	20
Series 77, 1.60%, 12/20/2052	JPY	41,500	291
Series 78, 1.40%, 03/20/2053	JPY	1,000	7
Series 80, 1.80%, 09/20/2053	JPY	8,800	64
Japan Government Twenty Year Bond, (Japan),
Series 80, 2.10%, 06/20/2025	JPY	517,000	3,779
Series 81, 2.00%, 09/20/2025	JPY	10,100	74
Series 105, 2.10%, 09/20/2028	JPY	214,950	1,659
Series 118, 2.00%, 06/20/2030	JPY	6,800	53
Series 122, 1.80%, 09/20/2030	JPY	924,000	7,191
Series 140, 1.70%, 09/20/2032	JPY	188,950	1,473
Series 142, 1.80%, 12/20/2032	JPY	10,900	86
Series 143, 1.60%, 03/20/2033	JPY	4,800	37
Series 148, 1.50%, 03/20/2034	JPY	55,550	426
Series 151, 1.20%, 12/20/2034	JPY	6,500	48
Series 153, 1.30%, 06/20/2035	JPY	10,000	75
Series 164, 0.50%, 03/20/2038	JPY	4,500	30
Series 165, 0.50%, 06/20/2038	JPY	3,450	23
Series 167, 0.50%, 12/20/2038	JPY	12,050	79
Series 172, 0.40%, 03/20/2040	JPY	145,000	910
Series 173, 0.40%, 06/20/2040	JPY	125,000	781
Series 175, 0.50%, 12/20/2040	JPY	80,000	503
Series 176, 0.50%, 03/20/2041	JPY	173,050	1,083
Series 177, 0.40%, 06/20/2041	JPY	40,000	245
Series 178, 0.50%, 09/20/2041	JPY	410,950	2,551
Series 179, 0.50%, 12/20/2041	JPY	55,000	340
Series 180, 0.80%, 03/20/2042	JPY	133,000	865
Series 183, 1.40%, 12/20/2042	JPY	10,000	71
Series 184, 1.10%, 03/20/2043	JPY	13,650	93
Series 185, 1.10%, 06/20/2043	JPY	9,000	61
Series 186, 1.50%, 09/20/2043	JPY	26,500	191
Japan Government Two Year Bond, (Japan),
Series 449, 0.01%, 06/01/2025	JPY	25,000	177
Series 450, 0.01%, 07/01/2025	JPY	32,250	229
Japan Housing Finance Agency, (Japan),
Series 71, 1.75%, 03/19/2026	JPY	200,000	1,467
Series 108, 1.43%, 06/18/2027	JPY	100,000	738
Japan International Cooperation Agency, (Japan), Series 35, 0.08%, 06/19/2026	JPY	200,000	1,414
Japanese Government CPI Linked Bond, (Japan), Series 25, 0.20%, 03/10/2030	JPY	106,412	831
Jersey International Bond, (Jersey), Reg. S, 3.75%, 06/09/2054	GBP	400	430
Junta de Castilla y Leon, (Spain), Reg. S, 0.43%, 04/30/2030	EUR	62	58
Kazakhstan Government International Bond, (Kazakhstan), Reg. S, 1.50%, 09/30/2034	EUR	400	352

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	125

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Kingdom of Belgium Government Bond, (Belgium),
Series 44, Reg. S, 5.00%, 03/28/2035 (e)	EUR	580	779
Series 60, Reg. S, 4.25%, 03/28/2041 (e)	EUR	1,580	2,037
Series 64, Reg. S, 4.50%, 03/28/2026 (e)	EUR	1,865	2,151
Series 66, Reg. S, 4.00%, 03/28/2032	EUR	342	420
Series 71, Reg. S, 3.75%, 06/22/2045	EUR	663	809
Series 73, Reg. S, 3.00%, 06/22/2034 (e)	EUR	2,988	3,395
Series 74, Reg. S, 0.80%, 06/22/2025 (e)	EUR	2,159	2,319
Series 75, Reg. S, 1.00%, 06/22/2031 (e)	EUR	997	994
Series 76, Reg. S, 1.90%, 06/22/2038 (e)	EUR	1,740	1,695
Series 77, Reg. S, 1.00%, 06/22/2026 (e)	EUR	1,412	1,509
Series 78, Reg. S, 1.60%, 06/22/2047 (e)	EUR	1,967	1,633
Series 80, Reg. S, 2.15%, 06/22/2066 (e)	EUR	1,021	890
Series 81, Reg. S, 0.80%, 06/22/2027 (e)	EUR	970	1,020
Series 83, Reg. S, 2.25%, 06/22/2057 (e)	EUR	617	558
Series 84, Reg. S, 1.45%, 06/22/2037 (e)	EUR	300	280
Series 85, Reg. S, 0.80%, 06/22/2028 (e)	EUR	2,312	2,400
Series 86, Reg. S, 1.25%, 04/22/2033 (e)	EUR	2,674	2,642
Series 87, Reg. S, 0.90%, 06/22/2029 (e)	EUR	2,254	2,314
Series 88, Reg. S, 1.70%, 06/22/2050 (e)	EUR	706	580
Series 89, Reg. S, 0.10%, 06/22/2030 (e)	EUR	1,501	1,437
Series 90, Reg. S, 0.40%, 06/22/2040 (e)	EUR	1,285	945
Series 91, Reg. S, 0.00%, 10/22/2027 (e)	EUR	3,496	3,549
Series 92, Reg. S, 0.00%, 10/22/2031 (e)	EUR	2,227	2,034
Series 93, Reg. S, 0.65%, 06/22/2071 (e)	EUR	628	311
Series 94, Reg. S, 0.35%, 06/22/2032 (e)	EUR	1,880	1,736
Series 95, Reg. S, 1.40%, 06/22/2053 (e)	EUR	2,045	1,513
Series 96, Reg. S, 2.75%, 04/22/2039 (e)	EUR	200	216

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 97, Reg. S, 3.00%, 06/22/2033 (e)	EUR	800	912
Series 98, Reg. S, 3.30%, 06/22/2054 (e)	EUR	280	315
Series 99, Reg. S, 3.45%, 06/22/2043 (e)	EUR	379	441
Kommunalbanken A/S, (Norway),
Reg. S, 0.05%, 10/24/2029	EUR	7,200	6,896
Reg. S, 0.63%, 04/20/2026	EUR	1,200	1,263
Reg. S, 0.88%, 05/24/2027	EUR	500	522
Kommunekredit, (Denmark), 0.00%, 11/17/2029	EUR	800	765
Reg. S, 0.01%, 05/04/2034	EUR	500	419
Reg. S, 0.50%, 01/24/2025	EUR	460	493
Reg. S, 2.38%, 09/15/2032	EUR	4,000	4,344
Reg. S, 2.88%, 01/19/2035	EUR	7,000	7,796
Kommuninvest I Sverige AB, (Sweden),
Reg. S, 1.50%, 05/12/2025	SEK	3,000	290
Reg. S, 3.38%, 03/15/2027	EUR	500	568
Series 2505, Reg. S, 1.00%, 05/12/2025	SEK	5,000	480
Series 2602, Reg. S, 0.75%, 02/04/2026	SEK	2,880	272
Series 2611, Reg. S, 1.00%, 11/12/2026	SEK	4,000	377
Korea Development Bank (The), (South Korea),
Reg. S, 1.83%, 08/10/2027	SEK	2,000	189
2.63%, 09/08/2027	EUR	6,500	7,106
6.00%, 01/22/2025	IDR	15,000,000	969
Korea Expressway Corp., (South Korea), Reg. S, 3.10%, 06/08/2026		800	752
Korea Housing Finance Corp., (South Korea),
Reg. S, 0.26%, 10/27/2028	EUR	1,900	1,840
Reg. S, 1.96%, 07/19/2026	EUR	1,800	1,928
Korea Hydro & Nuclear Power Co. Ltd., (South Korea), Reg. S, 0.00%, 07/19/2024	CHF	300	353
Korea National Oil Corp., (South Korea),
Reg. S, 0.00%, 10/04/2024	CHF	300	351
Reg. S, 0.26%, 07/30/2027	CHF	300	340
Korea Treasury Bond, (South Korea),
Series 2409, 1.38%, 09/10/2024	KRW	700,550	537
Series 2612, 1.50%, 12/10/2026	KRW	569,490	422
Series 2803, 3.25%, 03/10/2028	KRW	110,000	86
Series 2806, 2.63%, 06/10/2028	KRW	50,000	38
Series 3006, 1.38%, 06/10/2030	KRW	160,000	111
Series 3106, 2.00%, 06/10/2031	KRW	491,310	351
Series 3112, 2.38%, 12/10/2031	KRW	60,920	45
Series 3212, 4.25%, 12/10/2032	KRW	100,000	84
Series 3312, 4.13%, 12/10/2033	KRW	24,390	20

SEE NOTES TO FINANCIAL STATEMENTS.

126	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Series 4009, 1.50%, 09/10/2040	KRW	277,980	169
Series 4209, 3.25%, 09/10/2042	KRW	135,980	107
Series 4212, 3.00%, 12/10/2042	KRW	70,000	53
Series 4903, 2.00%, 03/10/2049	KRW	14,620	9
Series 5003, 1.50%, 03/10/2050	KRW	587,880	327
Series 5103, 1.88%, 03/10/2051	KRW	60,000	36
Series 5303, 3.25%, 03/10/2053	KRW	151,170	122
Series 5309, 3.63%, 09/10/2053	KRW	29,440	25
Series 7009, 1.63%, 09/10/2070	KRW	72,350	37
Kuntarahoitus OYJ, (Finland),
Reg. S, 0.00%, 10/14/2030	EUR	500	466
Reg. S, 0.05%, 09/06/2029	EUR	400	386
Reg. S, 0.25%, 02/25/2032	EUR	100	92
Reg. S, 0.38%, 12/17/2025	GBP	5,000	5,907
Reg. S, 1.25%, 02/23/2033	EUR	200	196
Reg. S, 3.00%, 09/25/2028	EUR	200	226
Land Baden-Wuerttemberg, (Germany),
Reg. S, 0.01%, 09/02/2030	EUR	218	205
Reg. S, 0.13%, 11/19/2040	EUR	100	70
Reg. S, 0.63%, 01/27/2026	EUR	380	402
Reg. S, 3.00%, 06/27/2033	EUR	200	229
Land Berlin, (Germany),
Reg. S, 0.01%, 07/02/2030	EUR	490	461
Reg. S, 0.05%, 08/06/2040	EUR	200	138
Reg. S, 0.10%, 01/18/2030	EUR	635	608
Reg. S, 0.13%, 11/24/2045	EUR	90	54
Reg. S, 0.15%, 02/22/2036	EUR	100	81
Reg. S, 0.63%, 02/05/2029	EUR	800	807
Reg. S, 0.63%, 01/26/2052	EUR	200	121
Reg. S, 1.63%, 08/02/2032	EUR	180	184
Series 493, Reg. S, 0.63%, 02/08/2027	EUR	220	229
Series 495, Reg. S, 1.38%, 06/05/2037	EUR	260	241
Series 506, Reg. S, 1.38%, 08/27/2038	EUR	115	105
Series 530, Reg. S, 0.10%, 01/18/2041	EUR	80	55
Land Thueringen, (Germany),
Reg. S, 0.05%, 05/06/2030	EUR	260	246
Reg. S, 0.13%, 01/13/2051	EUR	100	52
0.50%, 03/02/2029	EUR	500	500
Latvia Government International Bond, (Latvia),
Reg. S, 0.00%, 03/17/2031	EUR	100	88
Reg. S, 1.13%, 05/30/2028	EUR	390	397
Reg. S, 1.38%, 05/16/2036	EUR	110	96
Reg. S, 1.88%, 02/19/2049	EUR	100	79
Reg. S, 3.50%, 01/17/2028	EUR	650	731
LCR Finance plc, (United Kingdom),
Reg. S, 4.50%, 12/07/2028	GBP	400	526
Reg. S, 4.50%, 12/07/2038	GBP	110	144
5.10%, 03/07/2051	GBP	50	72

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Lithuania Government International Bond, (Lithuania),
Reg. S, 0.25%, 05/06/2025	EUR	70	74
Reg. S, 0.50%, 07/28/2050	EUR	210	115
Reg. S, 0.75%, 05/06/2030	EUR	440	416
Reg. S, 0.95%, 05/26/2027	EUR	500	511
Reg. S, 2.13%, 06/01/2032	EUR	210	212
Reg. S, 3.88%, 06/14/2033	EUR	350	404
Luxembourg Government Bond, (Luxembourg),
Reg. S, 0.00%, 04/28/2025	EUR	110	116
Reg. S, 0.00%, 11/13/2026	EUR	400	413
Reg. S, 0.00%, 04/28/2030	EUR	150	143
Malaysia Government Bond, (Malaysia),
Series 119, 3.91%, 07/15/2026	MYR	500	110
Series 120, 4.07%, 06/15/2050	MYR	100	21
Series 123, 4.46%, 03/31/2053	MYR	100	23
Series 219, 3.89%, 08/15/2029	MYR	6,600	1,447
Series 519, 3.76%, 05/22/2040	MYR	640	133
Malaysia Government Investment Issue, (Malaysia),
Series 119, 4.13%, 07/09/2029	MYR	810	180
Series 122, 4.19%, 10/07/2032	MYR	140	31
Series 222, 5.36%, 05/15/2052	MYR	20	5
Series 417, 4.90%, 05/08/2047	MYR	271	64
Series 617, 4.72%, 06/15/2033	MYR	505	117
Metropolitano de Lisboa EPE, (Portugal),
4.80%, 12/ 07/2027	EUR	700	832
7.30%, 12/23/2025	EUR	500	600
Mexican Bonos, (Mexico),
Series M, 7.50%, 06/03/2027	MXN	17,000	948
Series M, 7.75%, 05/29/2031	MXN	12,000	659
Series M, 7.75%, 11/13/2042	MXN	2,000	103
Series M, 8.50%, 05/31/2029	MXN	1,000	58
Series M, 8.50%, 11/18/2038	MXN	2,000	112
Mexico Government International Bond, (Mexico), 1.13%, 01/17/2030	EUR	1,200	1,135
1.35%, 09/18/2027	EUR	3,075	3,168
1.45%, 10/25/2033	EUR	7,000	6,016
1.63%, 04/08/2026	EUR	200	212
2.13%, 10/25/2051	EUR	2,200	1,466
3.00%, 03/06/2045	EUR	825	705
Reg. S, 3.38%, 02/23/2031	EUR	3,000	3,201
3.50%, 02/12/2034		850	719
3.75%, 04/19/2071		200	133
Reg. S, 4.00%, 03/15/2115		EUR 3,500	2,965
4.40%, 02/12/2052		400	316
4.50%, 04/22/2029		200	197
4.60%, 02/10/2048		250	206
Reg. S, 5.63%, 03/19/2114	GBP	800	785
5.75%, 10/12/2110		80	72
6.75%, 02/06/2024	GBP	100	127

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	127

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Ministeries Van de Vlaamse Gemeenschap, (Belgium),
Reg. S, 0.30%, 10/20/2031	EUR	900	823
Reg. S, 1.00%, 01/23/2051	EUR	100	65
Reg. S, 1.38%, 11/21/2033	EUR	500	480
Reg. S, 1.50%, 07/12/2038	EUR	100	89
Reg. S, 1.50%, 04/11/2044	EUR	100	81
Reg. S, 3.00%, 10/12/2032	EUR	100	111
Reg. S, 3.25%, 01/12/2043	EUR	200	218
Reg. S, 4.00%, 09/26/2042	EUR	300	363
Municipal Finance Authority of British Columbia, (Canada),
1.10%, 06/01/2025	CAD	200	144
2.55%, 10/09/2029	CAD	300	215
Nederlandse Waterschapsbank NV, (Netherlands),
Reg. S, 0.00%, 09/08/2031	EUR	930	845
Reg. S, 0.05%, 01/28/2030	EUR	374	356
Reg. S, 0.38%, 09/28/2046	EUR	269	169
Reg. S, 0.75%, 10/04/2041	EUR	200	151
Reg. S, 1.00%, 03/01/2028	EUR	300	312
Reg. S, 1.25%, 05/27/2036	EUR	140	129
Reg. S, 1.50%, 04/27/2038	EUR	440	408
Reg. S, 1.50%, 06/15/2039	EUR	160	145
Reg. S, 2.75%, 12/17/2029	EUR	1,000	1,116
5.20%, 03/31/2025	CAD	1,000	762
Netherlands Government Bond, (Netherlands),
Reg. S, 0.00%, 01/15/2026 (e)	EUR	1,100	1,156
Reg. S, 0.00%, 01/15/2027 (e)	EUR	740	765
Reg. S, 0.00%, 01/15/2029 (e)	EUR	1,980	1,964
Reg. S, 0.00%, 07/15/2030 (e)	EUR	1,014	974
Reg. S, 0.00%, 07/15/2031 (e)	EUR	1,827	1,712
Reg. S, 0.00%, 01/15/2038 (e)	EUR	1,332	1,039
Reg. S, 0.00%, 01/15/2052 (e)	EUR	1,594	903
Reg. S, 0.25%, 07/15/2025 (e)	EUR	2,884	3,074
Reg. S, 0.25%, 07/15/2029 (e)	EUR	799	796
Reg. S, 0.50%, 07/15/2026 (e)	EUR	1,140	1,205
Reg. S, 0.50%, 07/15/2032 (e)	EUR	2,160	2,059
Reg. S, 0.50%, 01/15/2040 (e)	EUR	1,720	1,405
Reg. S, 0.75%, 07/15/2027 (e)	EUR	1,913	2,013
Reg. S, 0.75%, 07/15/2028 (e)	EUR	2,880	2,991
Reg. S, 2.00%, 01/15/2054 (e)	EUR	770	766
Reg. S, 2.50%, 01/15/2033 (e)	EUR	2,288	2,571
Reg. S, 2.50%, 07/15/2033 (e)	EUR	899	1,007
Reg. S, 2.75%, 01/15/2047 (e)	EUR	1,877	2,167
Reg. S, 3.25%, 01/15/2044 (e)	EUR	500	614
Reg. S, 3.75%, 01/15/2042 (e)	EUR	1,842	2,396
Reg. S, 4.00%, 01/15/2037 (e)	EUR	974	1,254
Reg. S, 5.50%, 01/15/2028 (e)	EUR	1,366	1,700
New South Wales Treasury Corp., (Australia),
Reg. S, 2.00%, 03/20/2031	AUD	200	117

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 2.00%, 03/08/2033	AUD	100	55
Reg. S, 2.50%, 11/22/2032	AUD	50	29
Reg. S, 3.00%, 02/20/2030	AUD	270	173
New Zealand Government Bond, (New Zealand),
Series 425, Reg. S, 2.75%, 04/15/2025	NZD	170	105
Series 429, 3.00%, 04/20/2029	NZD	110	66
Series 528, 0.25%, 05/15/2028	NZD	700	374
Series 530, 4.50%, 05/15/2030	NZD	30	19
Series 531, 1.50%, 05/15/2031	NZD	20	10
Series 532, 2.00%, 05/15/2032	NZD	80	42
Series 534, 4.25%, 05/15/2034	NZD	50	31
Series 551, 2.75%, 05/15/2051	NZD	40	18
New Zealand Local Government Funding Agency Bond, (New Zealand),
Reg. S, 2.00%, 04/15/2037	NZD	250	110
3.50%, 04/14/2033	NZD	300	170
Northern Territory Treasury Corp., (Australia), Reg. S, 2.00%, 04/21/2031	AUD	300	174
Norway Government Bond, (Norway),
Series 477, Reg. S, 1.75%, 03/13/2025 (e)	NOK	6,500	624
Series 478, Reg. S, 1.50%, 02/19/2026 (e)	NOK	4,500	424
Series 479, Reg. S, 1.75%, 02/17/2027 (e)	NOK	3,070	288
Series 480, Reg. S, 2.00%, 04/26/2028 (e)	NOK	6,510	609
Series 481, Reg. S, 1.75%, 09/06/2029 (e)	NOK	3,040	276
Series 482, Reg. S, 1.38%, 08/19/2030 (e)	NOK	7,050	615
Series 483, Reg. S, 1.25%, 09/17/2031 (e)	NOK	7,444	634
Series 484, Reg. S, 2.13%, 05/18/2032 (e)	NOK	5,867	529
Series 485, Reg. S, 3.50%, 10/06/2042 (e)	NOK	1,280	133
Series 486, Reg. S, 3.00%, 08/15/2033 (e)	NOK	6,100	587
OMERS Finance Trust, (Canada),
0.45%, 05/13/2025 (e)	EUR	250	266
Reg. S, 0.45%, 05/13/2025	EUR	3,200	3,402
5.50%, 11/15/2033 (e)		700	742
Ontario Electricity Financial Corp., (Canada), Series 40, Zero Coupon, 04/11/2031	CAD	1,500	856
Ontario Teachers’ Finance Trust, (Canada),
Reg. S, 0.10%, 05/19/2028	EUR	100	98
Reg. S, 0.50%, 05/06/2025	EUR	6,700	7,128
Reg. S, 0.90%, 05/20/2041	EUR	1,650	1,255
Reg. S, 1.85%, 05/03/2032	EUR	10,000	10,073
Reg. S, 3.30%, 10/05/2029	EUR	800	900

SEE NOTES TO FINANCIAL STATEMENTS.

128	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Panama Government International Bond, (Panama),
3.30%, 01/19/2033		200	158
4.50%, 01/19/2063		400	261
Peruvian Government International Bond, (Peru),
1.25%, 03/11/2033	EUR	2,000	1,730
Reg. S, 1.95%, 11/17/2036	EUR	1,000	829
Reg. S, 2.75%, 01/30/2026	EUR	825	891
2.78%, 01/23/2031		110	96
3.00%, 01/15/2034		570	481
3.23%, 07/28/2121		25	16
3.55%, 03/10/2051		75	57
Reg. S, 6.90%, 08/12/2037	PEN	1,000	272
Philippine Government International Bond, (Philippines),
1.20%, 04/28/2033	EUR	5,000	4,418
1.65%, 06/10/2031		200	164
1.75%, 04/28/2041	EUR	1,000	770
3.20%, 07/06/2046		200	154
5.61%, 04/13/2033		700	747
9.50%, 02/02/2030		100	126
Portugal Obrigacoes do Tesouro OT, (Portugal),
Reg. S, 0.30%, 10/17/2031 (e)	EUR	1,092	1,015
Reg. S, 0.48%, 10/18/2030 (e)	EUR	182	176
Reg. S, 0.70%, 10/15/2027 (e)	EUR	1,675	1,745
Reg. S, 0.90%, 10/12/2035 (e)	EUR	861	760
Reg. S, 1.00%, 04/12/2052 (e)	EUR	530	338
Reg. S, 1.15%, 04/11/2042 (e)	EUR	395	314
Reg. S, 1.65%, 07/16/2032 (e)	EUR	1,210	1,234
Reg. S, 1.95%, 06/15/2029 (e)	EUR	1,803	1,951
Reg. S, 2.13%, 10/17/2028 (e)	EUR	1,047	1,148
Reg. S, 2.88%, 10/15/2025 (e)	EUR	1,500	1,665
Reg. S, 2.88%, 07/21/2026 (e)	EUR	1,710	1,920
Reg. S, 3.50%, 06/18/2038 (e)	EUR	450	519
Reg. S, 3.88%, 02/15/2030 (e)	EUR	1,020	1,219
Reg. S, 4.10%, 04/15/2037 (e)	EUR	837	1,029
Reg. S, 4.10%, 02/15/2045 (e)	EUR	770	963
Reg. S, 4.13%, 04/14/2027 (e)	EUR	480	560
Series 15Y, Reg. S, 2.25%, 04/18/2034 (e)	EUR	656	690
Province of Alberta Canada, (Canada),
Reg. S, 1.40%, 02/20/2029	SEK	2,000	180
2.20%, 06/01/2026	CAD	600	436
Province of British Columbia Canada, (Canada),
2.80%, 06/18/2048	CAD	400	245
7.25%, 09/01/2036		300	379
Province of Manitoba Canada, (Canada), 2.75%, 06/02/2029	CAD	500	363
Province of Nova Scotia Canada, (Canada), 3.45%, 06/01/2045	CAD	200	136

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Province of Ontario Canada, (Canada),
Reg. S, 0.01%, 11/25/2030	EUR	3,000	2,747
Reg. S, 0.25%, 12/15/2026	GBP	1,900	2,164
Reg. S, 0.25%, 06/09/2031	EUR	3,000	2,748
Reg. S, 0.38%, 04/08/2027	EUR	1,000	1,027
Reg. S, 0.63%, 04/17/2025	EUR	400	428
Reg. S, 0.88%, 01/21/2025	EUR	1,000	1,076
5.60%, 06/02/2035	CAD	300	262
Province of Quebec Canada, (Canada),
Reg. S, 0.00%, 10/15/2029	EUR	1,000	947
Reg. S, 0.25%, 05/05/2031	EUR	8,000	7,375
Reg. S, 0.50%, 01/25/2032	EUR	3,000	2,765
Reg. S, 0.88%, 05/04/2027	EUR	3,500	3,647
Reg. S, 0.88%, 07/05/2028	EUR	1,025	1,047
Reg. S, 2.38%, 01/22/2024	EUR	425	469
3.50%, 12/01/2045	CAD	200	139
4.50%, 09/08/2033		610	618
Series PD, 7.50%, 09/15/2029		100	117
Province of Saskatchewan Canada, (Canada), 3.30%, 06/02/2048	CAD	400	267
Queensland Treasury Corp., (Australia),
Reg. S, 1.75%, 08/21/2031 (e)	AUD	600	343
Reg. S, 2.00%, 08/22/2033 (e)	AUD	70	38
Series 27, Reg. S, 2.75%, 08/20/2027 (e)	AUD	400	262
Regiao Autonoma Madeira, (Portugal), 0.94%, 05/29/2032	EUR	200	188
Regie Autonome des Transports Parisiens EPIC, (France),
Reg. S, 0.38%, 06/15/2024	EUR	300	326
Reg. S, 0.40%, 12/19/2036	EUR	1,006	927
Reg. S, 0.88%, 05/25/2027	EUR	100	104
Reg. S, 1.88%, 05/25/2032	EUR	100	102
Reg. S, 3.25%, 04/11/2033	EUR	100	113
Region of Ile de France, (France),
Reg. S, 0.00%, 04/20/2028	EUR	200	197
Reg. S, 0.50%, 06/14/2025	EUR	200	213
Reg. S, 0.63%, 04/23/2027	EUR	200	206
Reg. S, 2.23%, 07/19/2032	EUR	200	210
Region Wallonne Belgium, (Belgium),
Reg. S, 0.25%, 05/03/2026	EUR	300	312
Reg. S, 0.38%, 10/22/2031	EUR	100	91
Reg. S, 0.50%, 06/22/2037	EUR	100	78
Reg. S, 1.05%, 06/22/2040	EUR	100	78
Reg. S, 1.25%, 05/03/2034	EUR	200	185
Reg. S, 1.38%, 04/06/2032	EUR	200	196
Reg. S, 3.25%, 06/22/2033	EUR	400	449
Reg. S, 3.50%, 03/15/2043	EUR	100	111
Republic of Austria Government Bond, (Austria),
Reg. S, 0.00%, 04/20/2025 (e)	EUR	1,300	1,384
Reg. S, 0.00%, 10/20/2028 (e)	EUR	490	484
Reg. S, 0.00%, 02/20/2030 (e)	EUR	1,178	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	129

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.00%, 02/20/2031 (e)		EUR 2,094	1,941
Reg. S, 0.00%, 10/20/2040 (e)		EUR 460	317
Reg. S, 0.25%, 10/20/2036 (e)		EUR 1,450	1,173
Reg. S, 0.50%, 04/20/2027 (e)		EUR 1,100	1,145
Reg. S, 0.50%, 02/20/2029 (e)		EUR 1,219	1,227
Reg. S, 0.70%, 04/20/2071 (e)		EUR 601	315
Reg. S, 0.75%, 10/20/2026 (e)		EUR 1,000	1,056
Reg. S, 0.75%, 02/20/2028 (e)		EUR 2,740	2,839
Reg. S, 0.75%, 03/20/2051 (e)		EUR 1,362	914
Reg. S, 0.85%, 06/30/2120 (e)		EUR 300	154
Reg. S, 0.90%, 02/20/2032 (e)		EUR 1,890	1,835
Reg. S, 1.20%, 10/20/2025 (e)		EUR 1,760	1,899
Reg. S, 1.50%, 02/20/2047 (e)		EUR 895	757
Reg. S, 1.50%, 11/02/2086 (e)		EUR 190	131
Reg. S, 1.85%, 05/23/2049 (e)		EUR 570	513
Reg. S, 2.00%, 07/15/2026 (e)		EUR 270	295
Reg. S, 2.10%, 09/20/2117 (e)		EUR 756	660
Reg. S, 2.40%, 05/23/2034 (e)		EUR 1,023	1,105
Reg. S, 2.90%, 02/20/2033 (e)		EUR 930	1,052
Reg. S, 3.15%, 06/20/2044 (e)		EUR 1,048	1,204
Reg. S, 3.15%, 10/20/2053 (e)		EUR 300	346
Reg. S, 3.80%, 01/26/2062 (e)		EUR 290	383
Reg. S, 4.15%, 03/15/2037 (e)	EUR	1,445	1,827
Reg. S, 4.85%, 03/15/2026 (e)		EUR 461	534
Reg. S, 6.25%, 07/15/2027	EUR	783	977
Republic of Austria Government International Bond, (Austria), Reg. S, 5.38%, 12/01/2034 (e)	CAD	200	170
Republic of Italy Government International Bond, (Italy), 1.25%, 02/17/2026		2,000	1,849
2.88%, 10/17/2029		200	179
3.88%, 05/06/2051		200	143
Reg. S, (ICE EURIBOR Swap Rate 30 Year + 0.00%), 4.25%, 06/28/2029 (aa)	EUR	1,000	1,162
Reg. S, 5.13%, 07/31/2024	EUR	400	444
5.20%, 07/31/2034	EUR	200	245
Reg. S, 6.00%, 08/04/2028	GBP	1,050	1,403
Republic of Poland Government Bond, (Poland),
Series 425, 0.75%, 04/25/2025	PLN	1,810	435
Series 428, 2.75%, 04/25/2028	PLN	6,310	1,470
Series 429, 5.75%, 04/25/2029	PLN	530	139
Series 432, 1.75%, 04/25/2032	PLN	4,323	854
Series 447, 4.00%, 04/25/2047	PLN	373	77
Series 725, 3.25%, 07/25/2025	PLN	4,160	1,029
Series 726, 2.50%, 07/25/2026	PLN	4,870	1,165
Series 727, 2.50%, 07/25/2027	PLN	8,450	1,985
Series 728, 7.50%, 07/25/2028	PLN	6,150	1,720
Series 1026, 0.25%, 10/25/2026	PLN	6,040	1,349
Series 1029, 2.75%, 10/25/2029	PLN	3,773	856
Series 1030, 1.25%, 10/25/2030	PLN	5,923	1,191
Series 1033, 6.00%, 10/25/2033	PLN	1,730	466

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Republic of Poland Government International Bond, (Poland),
Reg. S, 0.00%, 02/10/2025	EUR	160	170
Reg. S, 0.88%, 05/10/2027	EUR	1,900	1,974
Reg. S, 1.13%, 08/07/2026	EUR	1,825	1,913
Reg. S, 1.38%, 10/22/2027	EUR	6,000	6,282
Reg. S, 2.00%, 03/08/2049	EUR	53	41
Reg. S, 2.38%, 01/18/2036	EUR	1,000	965
Reg. S, 2.75%, 05/25/2032	EUR	3,000	3,196
Reg. S, 4.25%, 02/14/2043	EUR	5,000	5,803
Reg. S, 5.25%, 01/20/2025	EUR	1,000	1,123
Romania Government Bond, (Romania),
Series 5Y, 3.25%, 06/24/2026	RON	2,215	459
Series 5Y, 3.65%, 07/28/2025	RON	9,970	2,133
Series 5Y, 4.25%, 04/28/2036	RON	1,215	223
Series 6Y, 8.75%, 10/30/2028	RON	2,100	513
Series 7Y, 2.50%, 10/25/2027	RON	1,350	262
Series 8Y, 4.15%, 01/26/2028	RON	1,930	398
Series 10YR, 4.15%, 10/24/2030	RON	3,055	600
Series 10Y, 6.70%, 02/25/2032	RON	3,130	711
Series 10Y, 8.25%, 09/29/2032	RON	3,330	831
Series 15Y, 7.90%, 02/24/2038	RON	1,650	421
Romanian Government International Bond, (Romania),
Reg. S, 1.38%, 12/02/2029	EUR	2,000	1,816
Reg. S, 1.75%, 07/13/2030	EUR	1,000	890
Reg. S, 2.00%, 04/14/2033	EUR	1,500	1,236
Reg. S, 2.12%, 07/16/2031	EUR	3,000	2,633
Reg. S, 2.13%, 03/07/2028	EUR	3,000	3,001
Reg. S, 2.38%, 04/19/2027	EUR	2,000	2,080
Reg. S, 2.63%, 12/02/2040	EUR	1,000	740
Reg. S, 2.75%, 10/29/2025	EUR	6,000	6,472
Reg. S, 2.75%, 02/26/2026	EUR	15	16
Reg. S, 2.75%, 04/14/2041	EUR	800	592
Reg. S, 2.88%, 10/28/2024	EUR	1,475	1,619
Reg. S, 2.88%, 04/13/2042	EUR	1,000	743
Reg. S, 3.38%, 02/08/2038	EUR	1,425	1,229
Reg. S, 3.38%, 01/28/2050	EUR	1,265	950
Reg. S, 3.62%, 05/26/2030	EUR	1,875	1,899
Reg. S, 3.75%, 02/07/2034	EUR	1,000	949
Reg. S, 3.88%, 10/29/2035	EUR	5,000	4,696
Reg. S, 4.63%, 04/03/2049	EUR	2,000	1,849
Reg. S, 5.00%, 09/27/2026	EUR	1,000	1,132
Reg. S, 6.63%, 09/27/2029	EUR	2,000	2,357
Saudi Government International Bond, (Saudi Arabia),
Reg. S, 0.75%, 07/09/2027	EUR	2,200	2,226
Reg. S, 2.00%, 07/09/2039	EUR	1,200	1,023
SFIL SA, (France),
Reg. S, 0.05%, 06/04/2029	EUR	1,300	1,248
Reg. S, 1.50%, 03/05/2032	EUR	300	301
Reg. S, 2.88%, 01/18/2028	EUR	1,000	1,113

SEE NOTES TO FINANCIAL STATEMENTS.

130	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Singapore Government Bond, (Singapore), 1.88%, 03/01/2050	SGD	53	34
2.13%, 06/01/2026	SGD	134	99
2.38%, 07/01/2039	SGD	40	29
2.75%, 04/01/2042	SGD	30	23
2.75%, 03/01/2046	SGD	60	45
2.88%, 07/01/2029	SGD	150	114
2.88%, 09/01/2030	SGD	1,215	928
Reg. S, 3.00%, 08/01/2072	SGD	20	16
3.38%, 09/01/2033	SGD	340	272
Slovakia Government Bond, (Slovakia),
Series 231, 0.63%, 05/22/2026	EUR	860	900
Series 232, Reg. S, 1.88%, 03/09/2037	EUR	160	145
Series 233, Reg. S, 2.00%, 10/17/2047	EUR	280	228
Series 234, Reg. S, 1.00%, 06/12/2028	EUR	700	713
Series 235, Reg. S, 2.25%, 06/12/2068	EUR	99	78
Series 236, Reg. S, 0.75%, 04/09/2030	EUR	420	406
Series 238, Reg. S, 0.25%, 05/14/2025	EUR	690	731
Series 239, Reg. S, 1.00%, 05/14/2032	EUR	718	668
Series 241, Reg. S, 0.13%, 06/17/2027	EUR	162	163
Series 242, Reg. S, 0.38%, 04/21/2036	EUR	379	289
Series 243, Reg. S, 1.00%, 10/13/2051	EUR	280	161
Series 244, Reg. S, 4.00%, 10/19/2032	EUR	80	94
Series 245, Reg. S, 3.75%, 02/23/2035	EUR	840	953
Series 246, Reg. S, 4.00%, 02/23/2043	EUR	160	183
Slovenia Government Bond, (Slovenia),
Series RS70, Reg. S, 5.13%, 03/30/2026	EUR	470	543
Series RS74, Reg. S, 1.50%, 03/25/2035	EUR	120	112
Series RS76, Reg. S, 3.13%, 08/07/2045	EUR	160	174
Series RS77, Reg. S, 2.25%, 03/03/2032	EUR	130	137
Series RS78, Reg. S, 1.75%, 11/03/2040	EUR	212	189
Series RS80, Reg. S, 1.00%, 03/06/2028	EUR	500	516
Series RS82, Reg. S, 0.28%, 01/14/2030	EUR	586	558
Series RS84, Reg. S, 0.88%, 07/15/2030	EUR	190	186
Series RS85, Reg. S, 0.49%, 10/20/2050	EUR	190	108
Series RS87, Reg. S, 0.69%, 03/03/2081	EUR	121	64
Series RS91, Reg. S, 3.63%, 03/11/2033	EUR	760	886
SNCF Reseau, (France),
Reg. S, 0.88%, 01/22/2029	EUR	200	202
Reg. S, 1.00%, 11/09/2031	EUR	300	290
Reg. S, 1.13%, 05/19/2027	EUR	500	525
Reg. S, 1.13%, 05/25/2030	EUR	500	501
Reg. S, 1.50%, 05/29/2037	EUR	300	272

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Reg. S, 2.00%, 11/12/2026	CHF	300	363
Reg. S, 2.00%, 02/05/2048	EUR	100	83
Reg. S, 2.25%, 12/20/2047	EUR	100	89
4.70%, 06/01/2035	CAD	100	79
Reg. S, 4.83%, 03/25/2060	GBP	2,000	2,566
Reg. S, 5.00%, 10/10/2033	EUR	200	258
Reg. S, 5.00%, 03/11/2052	GBP	145	190
Reg. S, 5.25%, 12/07/2028	GBP	300	404
Societe Du Grand Paris EPIC, (France),
Reg. S, 0.00%, 11/25/2030	EUR	400	367
Reg. S, 0.30%, 09/02/2036	EUR	200	156
Reg. S, 0.70%, 10/15/2060	EUR	300	140
Reg. S, 0.88%, 05/10/2046	EUR	100	67
Reg. S, 1.00%, 11/26/2051	EUR	200	124
Reg. S, 1.13%, 10/22/2028	EUR	700	722
Reg. S, 1.13%, 05/25/2034	EUR	200	184
Reg. S, 1.70%, 05/25/2050	EUR	300	233
Reg. S, 3.50%, 05/25/2043	EUR	400	449
Reg. S, 3.70%, 05/25/2053	EUR	200	230
Societe Nationale SNCF SACA, (France),
Reg. S, 0.63%, 04/17/2030	EUR	500	483
Reg. S, 1.00%, 05/25/2040	EUR	100	77
Reg. S, 1.00%, 01/19/2061	EUR	100	50
Reg. S, 1.50%, 02/02/2029	EUR	300	312
Reg. S, 3.38%, 05/25/2033	EUR	400	458
Reg. S, 5.38%, 03/18/2027	GBP	400	525
South Australian Government Financing Authority, (Australia), Reg. S, 2.00%, 05/23/2036	AUD	89	45
Spain Government Bond, (Spain), 0.00%, 01/31/2025	EUR	2,499	2,670
0.00%, 05/31/2025	EUR	2,600	2,754
0.00%, 01/31/2026	EUR	3,200	3,342
Reg. S, 0.00%, 01/31/2028 (e)	EUR	3,878	3,866
Reg. S, 0.10%, 04/30/2031 (e)	EUR	1,030	940
Reg. S, 0.50%, 04/30/2030 (e)	EUR	6,473	6,254
Reg. S, 0.50%, 10/31/2031 (e)	EUR	4,438	4,122
Reg. S, 0.60%, 10/31/2029 (e)	EUR	980	965
Reg. S, 0.70%, 04/30/2032 (e)	EUR	3,110	2,897
Reg. S, 0.80%, 07/30/2027 (e)	EUR	3,441	3,575
0.80%, 07/30/2029	EUR	1,100	1,101
Reg. S, 0.85%, 07/30/2037 (e)	EUR	4,393	3,569
Reg. S, 1.00%, 07/30/2042 (e)	EUR	1,293	955
Reg. S, 1.00%, 10/31/2050 (e)	EUR	3,300	2,056
Reg. S, 1.20%, 10/31/2040 (e)	EUR	2,511	1,984
Reg. S, 1.25%, 10/31/2030 (e)	EUR	1,058	1,063
Reg. S, 1.30%, 10/31/2026 (e)	EUR	2,251	2,400
Reg. S, 1.40%, 04/30/2028 (e)	EUR	3,456	3,639
Reg. S, 1.40%, 07/30/2028 (e)	EUR	2,991	3,141
Reg. S, 1.45%, 10/31/2027 (e)	EUR	4,440	4,711
Reg. S, 1.45%, 04/30/2029 (e)	EUR	5,130	5,349
Reg. S, 1.45%, 10/31/2071 (e)	EUR	599	335
Reg. S, 1.50%, 04/30/2027 (e)	EUR	1,325	1,414
Reg. S, 1.60%, 04/30/2025 (e)	EUR	2,810	3,045

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	131

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 1.85%, 07/30/2035 (e)	EUR	2,233	2,163
Reg. S, 1.90%, 10/31/2052 (e)	EUR	1,512	1,153
Reg. S, 1.95%, 04/30/2026 (e)	EUR	2,228	2,421
Reg. S, 1.95%, 07/30/2030 (e)	EUR	1,244	1,313
Reg. S, 2.15%, 10/31/2025 (e)	EUR	3,525	3,852
Reg. S, 2.35%, 07/30/2033 (e)	EUR	2,341	2,456
Reg. S, 2.55%, 10/31/2032 (e)	EUR	3,290	3,543
2.80%, 05/31/2026	EUR	1,600	1,773
Reg. S, 2.90%, 10/31/2046 (e)	EUR	1,463	1,459
Reg. S, 3.15%, 04/30/2033 (e)	EUR	4,020	4,511
Reg. S, 3.45%, 07/30/2043 (e)	EUR	1,483	1,622
Reg. S, 3.45%, 07/30/2066 (e)	EUR	1,660	1,709
Reg. S, 3.55%, 10/31/2033 (e)	EUR	615	711
Reg. S, 4.20%, 01/31/2037 (e)	EUR	773	943
Reg. S, 4.65%, 07/30/2025 (e)	EUR	1,956	2,216
Reg. S, 4.70%, 07/30/2041 (e)	EUR	1,404	1,812
Reg. S, 4.90%, 07/30/2040 (e)	EUR	2,689	3,514
Reg. S, 5.15%, 10/31/2028 (e)	EUR	2,576	3,177
Reg. S, 5.15%, 10/31/2044 (e)	EUR	1,721	2,362
5.75%, 07/30/2032	EUR	1,706	2,298
Reg. S, 5.90%, 07/30/2026 (e)	EUR	2,920	3,482
6.00%, 01/31/2029	EUR	1,180	1,514
Series 30Y, Reg. S, 2.70%, 10/31/2048 (e)	EUR	2,141	2,030
State of Brandenburg, (Germany),
Reg. S, 0.13%, 01/26/2046	EUR	259	155
Reg. S, 1.45%, 11/26/2038	EUR	180	164
Reg. S, 2.50%, 01/25/2029	EUR	200	221
Reg. S, 3.00%, 02/27/2032	EUR	200	228
State of Bremen, (Germany),
Series 215, Reg. S, 1.20%, 01/30/2034	EUR	40	39
Series 224, Reg. S, 0.40%, 08/20/2049	EUR	30	18
Series 232, Reg. S, 0.55%, 02/04/2050	EUR	30	18
Series 247, Reg. S, 0.15%, 09/14/2040	EUR	310	217
Series 250, Reg. S, 0.01%, 10/06/2028	EUR	640	629
Series 258, Reg. S, 0.50%, 05/06/2041	EUR	138	101
State of Hesse, (Germany),
Reg. S, 0.13%, 10/10/2031	EUR	203	186
Reg. S, 0.88%, 12/10/2024	EUR	600	648
Series 1801, Reg. S, 0.63%, 08/02/2028	EUR	230	234
Series 2006, Reg. S, 0.01%, 03/11/2030	EUR	100	95
Series 2301, 2.88%, 01/10/2033	EUR	800	906
State of Israel, (Israel), 3.38%, 01/15/2050		200	142
State of Lower Austria, (Austria), Reg. S, 3.63%, 10/04/2033	EUR	100	118
State of Lower Saxony, (Germany),
Reg. S, 0.00%, 02/11/2027	EUR	1,310	1,339
Reg. S, 0.01%, 01/10/2031	EUR	479	445
Reg. S, 0.05%, 03/09/2035	EUR	277	228
Reg. S, 0.38%, 05/14/2029	EUR	500	495
Reg. S, 1.50%, 10/17/2029	EUR	200	209

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 884, Reg. S, 0.88%, 10/25/2028	EUR	320	328
Series 898, Reg. S, 0.01%, 08/13/2030	EUR	149	140
State of North Rhine-Westphalia Germany, (Germany),
Reg. S, 0.00%, 01/15/2029	EUR	161	157
Reg. S, 0.20%, 04/09/2030	EUR	694	666
Reg. S, 0.20%, 01/27/2051	EUR	270	143
Reg. S, 0.38%, 09/02/2050	EUR	385	219
Reg. S, 0.50%, 11/25/2039	EUR	110	84
Reg. S, 0.60%, 06/04/2041	EUR	300	225
Reg. S, 0.75%, 08/16/2041	EUR	360	276
Reg. S, 0.80%, 07/30/2049	EUR	100	67
Reg. S, 0.90%, 11/15/2028	EUR	600	616
Reg. S, 0.95%, 03/13/2028	EUR	144	150
Reg. S, 0.95%, 01/10/2121	EUR	195	98
Reg. S, 1.00%, 10/16/2046	EUR	300	223
Reg. S, 1.38%, 01/15/2120	EUR	434	250
Reg. S, 1.45%, 02/16/2043	EUR	100	85
Reg. S, 1.45%, 01/19/2122	EUR	150	87
Reg. S, 1.65%, 02/22/2038	EUR	480	456
Reg. S, 1.65%, 05/16/2047	EUR	220	188
Reg. S, 1.75%, 10/26/2057	EUR	172	137
Reg. S, 1.75%, 07/11/2068	EUR	104	79
Reg. S, 1.95%, 09/26/2078	EUR	254	199
Reg. S, 2.13%, 06/13/2025	GBP	1,000	1,228
Reg. S, 2.15%, 03/21/2119	EUR	376	303
Reg. S, 2.75%, 01/15/2032	EUR	430	482
Reg. S, 2.90%, 01/15/2053	EUR	390	417
Reg. S, 3.40%, 03/07/2073	EUR	180	215
Series 15YR, Reg. S, 0.00%, 10/12/2035	EUR	654	524
Series 15YR, Reg. S, 1.10%, 03/13/2034	EUR	240	229
Series 1250, Reg. S, 2.38%, 05/13/2033	EUR	350	380
Series 1409, Reg. S, 0.50%, 04/16/2026	EUR	980	1,031
Series 1439, Reg. S, 1.55%, 06/16/2048	EUR	200	165
State of Rhineland-Palatinate, (Germany),
Reg. S, 0.01%, 01/21/2031	EUR	410	381
Reg. S, 0.38%, 01/26/2027	EUR	220	228
Reg. S, 0.38%, 03/10/2051	EUR	200	113
Reg. S, 0.75%, 01/19/2026	EUR	725	770
State of Saarland, (Germany), Reg. S, 0.05%, 11/05/2040	EUR	68	47
State of Saxony-Anhalt, (Germany),
Reg. S, 0.00%, 03/10/2031	EUR	280	259
0.35%, 02/09/2032	EUR	100	93
Reg. S, 0.50%, 03/24/2051	EUR	123	73
Series 10Y, Reg. S, 0.75%, 01/29/2029	EUR	200	203
State of Schleswig-Holstein Germany, (Germany),
Reg. S, 0.05%, 07/08/2031	EUR	400	368
Reg. S, 0.13%, 06/12/2029	EUR	331	322

SEE NOTES TO FINANCIAL STATEMENTS.

132	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 0.38%, 02/08/2027	EUR	310	321
Reg. S, 0.50%, 03/22/2029	EUR	140	140
Reg. S, 0.63%, 08/31/2028	EUR	140	142
State of the Grand-Duchy of Luxembourg, (Luxembourg),
Reg. S, 0.00%, 03/24/2031	EUR	103	96
Reg. S, 0.00%, 09/14/2032	EUR	400	359
Reg. S, 1.38%, 05/25/2029	EUR	380	399
Reg. S, 1.75%, 05/25/2042	EUR	360	337
States of Guernsey Bond, (Guernsey), Reg. S, 3.38%, 12/12/2046	GBP	200	205
Svensk Exportkredit AB, (Sweden),
Zero Coupon, 05/11/2037		224	115
Reg. S, 2.00%, 06/30/2027	EUR	1,000	1,079
Sweden Government Bond, (Sweden),
Series 1053, Reg. S, 3.50%, 03/30/2039	SEK	5,820	674
Series 1056, Reg. S, 2.25%, 06/01/2032	SEK	9,200	930
Series 1058, Reg. S, 2.50%, 05/12/2025 (e)	SEK	5,100	503
Series 1059, Reg. S, 1.00%, 11/12/2026	SEK	17,300	1,655
Series 1060, Reg. S, 0.75%, 05/12/2028 (e)	SEK	16,175	1,517
Series 1061, Reg. S, 0.75%, 11/12/2029 (e)	SEK	7,090	655
Series 1062, Reg. S, 0.13%, 05/12/2031 (e)	SEK	5,705	494
Series 1063, Reg. S, 0.50%, 11/24/2045	SEK	2,100	147
Series 1064, Reg. S, 1.38%, 06/23/2071 (e)	SEK	570	38
Series 1065, Reg. S, 1.75%, 11/11/2033	SEK	2,830	273
Swiss Confederation Government Bond, (Switzerland),
Reg. S, 0.00%, 06/22/2029	CHF	670	765
Reg. S, 0.00%, 06/26/2034	CHF	1,429	1,580
Reg. S, 0.00%, 07/24/2039	CHF	1,059	1,132
Reg. S, 0.50%, 05/27/2030	CHF	540	633
Reg. S, 0.50%, 06/27/2032	CHF	990	1,157
Reg. S, 0.50%, 06/28/2045	CHF	570	659
Reg. S, 0.50%, 05/24/2055	CHF	372	436
Reg. S, 0.50%, 05/30/2058	CHF	160	190
Reg. S, 1.25%, 05/28/2026	CHF	550	658
Reg. S, 1.25%, 06/27/2037	CHF	330	422
Reg. S, 1.50%, 07/24/2025	CHF	190	227
Reg. S, 1.50%, 04/30/2042	CHF	240	326
Reg. S, 2.00%, 06/25/2064	CHF	361	673
Reg. S, 2.25%, 06/22/2031	CHF	52	69
Reg. S, 3.25%, 06/27/2027	CHF	510	656
Reg. S, 4.00%, 04/08/2028	CHF	663	894
Reg. S, 4.00%, 01/06/2049	CHF	210	445

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE$)

Thailand Government Bond, (Thailand), 1.45%, 12/17/2024	THB	2,270	66
1.59%, 12/17/2035	THB	1,400	36
1.60%, 12/17/2029	THB	54,000	1,500
2.13%, 12/17/2026	THB	3,024	88
2.40%, 03/17/2029	THB	2,000	58
2.65%, 06/17/2028	THB	1,000	30
2.88%, 06/17/2046	THB	1,430	38
3.40%, 06/17/2036	THB	4,000	124
3.45%, 06/17/2043	THB	980	30
3.65%, 06/20/2031	THB	3,480	109
4.00%, 06/17/2066	THB	1,620	49
Series THAI, 2.75%, 06/17/2052	THB	740	19
Tokyo Metropolitan Government, (Japan), Reg. S, 0.75%, 07/16/2025		1,000	937
Treasury Corp. of Victoria, (Australia),
Reg. S, 2.25%, 09/15/2033	AUD	40	22
2.25%, 11/20/2034	AUD	500	267
2.25%, 11/20/2041	AUD	500	227
Reg. S, 2.50%, 10/22/2029	AUD	200	125
Reg. S, 4.75%, 09/15/2036	AUD	100	67
5.50%, 11/17/2026	AUD	100	71
Tyollisyysrahasto, (Finland), 0.01%, 06/16/2027	EUR	200	203
UNEDIC ASSEO, (France),
Reg. S, 0.00%, 03/05/2030	EUR	100	95
Reg. S, 0.00%, 11/19/2030	EUR	200	186
Reg. S, 0.01%, 05/25/2031	EUR	1,000	918
Reg. S, 0.10%, 11/25/2026	EUR	600	617
Reg. S, 0.25%, 11/25/2029	EUR	1,000	971
Reg. S, 0.25%, 07/16/2035	EUR	300	250
Reg. S, 0.50%, 05/25/2036	EUR	300	249
Reg. S, 0.63%, 03/03/2026	EUR	100	106
Reg. S, 1.25%, 10/21/2027	EUR	200	211
Reg. S, 1.25%, 05/25/2033	EUR	200	196
Reg. S, 1.75%, 11/25/2032	EUR	300	309
United Kingdom Gilt, (United Kingdom),
Reg. S, 0.13%, 01/30/2026	GBP	5,130	6,081
Reg. S, 0.13%, 01/31/2028	GBP	6,677	7,468
Reg. S, 0.25%, 01/31/2025	GBP	3,550	4,330
Reg. S, 0.25%, 07/31/2031	GBP	5,596	5,639
Reg. S, 0.38%, 10/22/2026	GBP	2,207	2,578
Reg. S, 0.38%, 10/22/2030	GBP	5,949	6,213
Reg. S, 0.50%, 01/31/2029	GBP	4,670	5,167
Reg. S, 0.50%, 10/22/2061	GBP	3,012	1,299
Reg. S, 0.63%, 06/07/2025	GBP	4,858	5,897
Reg. S, 0.63%, 07/31/2035	GBP	6,684	6,058
Reg. S, 0.63%, 10/22/2050	GBP	3,556	1,999
Reg. S, 0.88%, 10/22/2029	GBP	2,150	2,392
Reg. S, 0.88%, 07/31/2033	GBP	5,801	5,788
Reg. S, 0.88%, 01/31/2046	GBP	2,859	1,947
Reg. S, 1.00%, 01/31/2032	GBP	3,752	3,963
Reg. S, 1.13%, 01/31/2039	GBP	2,696	2,336
Reg. S, 1.13%, 10/22/2073	GBP	1,127	601

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	133

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Foreign Government Securities — continued
Reg. S, 1.25%, 07/22/2027	GBP	3,271	3,871
Reg. S, 1.25%, 10/22/2041	GBP	3,291	2,723
Reg. S, 1.25%, 07/31/2051	GBP	3,396	2,304
Reg. S, 1.50%, 07/22/2026	GBP	6,780	8,216
Reg. S, 1.50%, 07/22/2047	GBP	2,153	1,664
Reg. S, 1.50%, 07/31/2053	GBP	2,490	1,768
Reg. S, 1.63%, 10/22/2028	GBP	4,345	5,127
Reg. S, 1.63%, 10/22/2054	GBP	2,701	1,968
Reg. S, 1.63%, 10/22/2071	GBP	2,260	1,492
Reg. S, 1.75%, 09/07/2037	GBP	1,989	1,966
Reg. S, 1.75%, 01/22/2049	GBP	4,899	3,947
Reg. S, 1.75%, 07/22/2057	GBP	3,034	2,253
Reg. S, 2.00%, 09/07/2025	GBP	5,323	6,579
Reg. S, 2.50%, 07/22/2065	GBP	1,612	1,436
Reg. S, 3.25%, 01/31/2033	GBP	3,560	4,438
Reg. S, 3.25%, 01/22/2044	GBP	7,340	8,242
Reg. S, 3.50%, 01/22/2045	GBP	3,387	3,932
Reg. S, 3.50%, 07/22/2068	GBP	2,089	2,393
Reg. S, 3.75%, 01/29/2038	GBP	6,500	8,129
Reg. S, 3.75%, 07/22/2052	GBP	1,027	1,229
Reg. S, 3.75%, 10/22/2053	GBP	3,701	4,405
Reg. S, 4.00%, 01/22/2060	GBP	1,478	1,864
Reg. S, 4.00%, 10/22/2063	GBP	1,585	2,001
Reg. S, 4.13%, 01/29/2027	GBP	3,270	4,231
Reg. S, 4.25%, 12/07/2027	GBP	2,300	3,022
Reg. S, 4.25%, 06/07/2032	GBP	1,620	2,186
Reg. S, 4.25%, 03/07/2036	GBP	999	1,336
Reg. S, 4.25%, 09/07/2039	GBP	1,194	1,569
Reg. S, 4.25%, 12/07/2040	GBP	2,985	3,909
Reg. S, 4.25%, 12/07/2046	GBP	3,948	5,113
Reg. S, 4.25%, 12/07/2049 (ff)	GBP	1,237	1,603
Reg. S, 4.25%, 12/07/2055	GBP	1,389	1,815
Reg. S, 4.50%, 06/07/2028	GBP	1,150	1,528
Reg. S, 4.50%, 09/07/2034	GBP	720	986
Reg. S, 4.50%, 12/07/2042	GBP	1,115	1,499
Reg. S, 4.63%, 01/31/2034	GBP	340	470
Reg. S, 4.75%, 12/07/2030	GBP	2,976	4,107
Reg. S, 4.75%, 12/07/2038	GBP	1,379	1,917
Reg. S, 5.00%, 03/07/2025	GBP	1,928	2,479
Reg. S, 6.00%, 12/07/2028	GBP	912	1,301
Ville de Paris, (France),
Reg. S, 1.38%, 11/20/2034	EUR	100	94
Reg. S, 1.63%, 02/02/2033	EUR	200	198
Reg. S, 1.75%, 05/25/2031	EUR	200	206
3.88%, 12/29/2025	EUR	500	561
Western Australian Treasury Corp., (Australia), Reg. S, 2.25%, 07/23/2041	AUD	50	24
Xunta de Galicia, (Spain), Reg. S, 0.27%, 07/30/2028	EUR	300	295

Total Foreign Government Securities (Cost $3,289,320)			3,220,081

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Mortgage-Backed Securities — 17.4%
FHLMC Gold Pool, 3.00%, 10/01/2046	172	154
3.50%, 12/01/2044	400	370
3.50%, 06/01/2045	806	737
3.50%, 05/01/2046	129	118
3.50%, 10/01/2046	182	166
FHLMC Gold Pool, Single Family, 15 years, 3.00%, 10/01/2026	39	39
3.00%, 11/01/2026	238	232
3.00%, 01/01/2027	1,160	1,130
3.00%, 05/01/2029	4,235	4,106
3.00%, 02/01/2032	338	324
3.00%, 04/01/2032	1,740	1,664
3.00%, 05/01/2032	1,177	1,127
3.00%, 07/01/2032	639	612
3.00%, 10/01/2032	666	638
3.00%, 11/01/2032	1,170	1,119
FHLMC Gold Pool, Single Family, 30 years, 3.00%, 03/01/2046	17	15
3.00%, 12/01/2046	28	25
4.00%, 08/01/2040	265	258
4.00%, 10/01/2040	2,219	2,170
4.00%, 11/01/2040	540	528
4.00%, 11/01/2047	1,631	1,580
4.00%, 01/01/2048	35	34
FHLMC Non Gold Pool, ARM, (USD IBOR Consumer Cash Fallbacks 1 Year + 1.64%), 3.62%, 01/01/2050 (aa)	53	51
FHLMC Pool, 3.05%, 03/01/2032	885	788
3.50%, 02/01/2043	53	50
3.50%, 02/01/2044	78	73
6.00%, 08/01/2035	52	52
FHLMC Pool, Single Family, 15 years,
1.50%, 12/01/2035	350	307
1.50%, 03/01/2036	535	468
1.50%, 02/01/2037	773	672
1.50%, 03/01/2037	803	698
2.00%, 12/01/2035	692	625
2.00%, 02/01/2036	4,733	4,279
2.00%, 03/01/2036	394	356
2.00%, 05/01/2036	2,398	2,167
2.00%, 08/01/2036	1,137	1,028
2.00%, 10/01/2036	608	548
2.00%, 11/01/2036	3,440	3,102
2.00%, 12/01/2036	349	315
2.00%, 01/01/2037	4,177	3,764
2.00%, 04/01/2037	1,564	1,404
2.00%, 05/01/2037	967	868
2.00%, 06/01/2037	1,848	1,659
2.50%, 07/01/2032	1,937	1,827
2.50%, 10/01/2035	7,774	7,206
2.50%, 07/01/2036	1,221	1,125
2.50%, 04/01/2037	145	133

SEE NOTES TO FINANCIAL STATEMENTS.

134	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
2.50%, 05/01/2037	361	332
3.00%, 04/01/2028	30	29
3.00%, 10/01/2028	1,068	1,033
3.00%, 04/01/2029	30	29
3.00%, 05/01/2030	5	4
3.00%, 06/01/2030	523	504
3.00%, 11/01/2030	98	94
3.00%, 11/01/2031	30	29
3.00%, 11/01/2032	101	96
3.00%, 01/01/2033	48	46
3.50%, 11/01/2025	207	203
3.50%, 09/01/2033	269	264
3.50%, 02/01/2034	663	650
3.50%, 05/01/2035	568	549
3.50%, 12/01/2035	50	48
3.50%, 02/01/2036	173	167
4.00%, 07/01/2025	11	11
4.00%, 05/01/2026	9	9
4.00%, 07/01/2029	202	199
4.00%, 11/01/2033	125	123
4.00%, 01/01/2034	14	14
FHLMC Pool, Single Family, 20 years,
3.00%, 07/01/2042	345	315
3.00%, 08/01/2042	124	113
3.50%, 06/01/2039	249	236
3.50%, 07/01/2039	147	139
3.50%, 08/01/2039	550	527
3.50%, 09/01/2039	342	328
FHLMC Pool, Single Family, 30 years,
1.50%, 02/01/2051	26	20
1.50%, 04/01/2051	48	38
1.50%, 05/01/2051	5,361	4,188
1.50%, 07/01/2051	897	700
2.00%, 09/01/2050	700	575
2.00%, 10/01/2050	4,309	3,547
2.00%, 02/01/2051	3,909	3,216
2.00%, 03/01/2051	2,842	2,336
2.00%, 05/01/2051	11,089	9,099
2.00%, 06/01/2051	1,320	1,084
2.00%, 07/01/2051	1,347	1,113
2.00%, 10/01/2051	1,725	1,424
2.00%, 11/01/2051	5,626	4,612
2.00%, 12/01/2051	4,404	3,602
2.00%, 01/01/2052	477	391
2.00%, 02/01/2052	2,136	1,748
2.00%, 03/01/2052	5,406	4,419
2.50%, 11/01/2050	22,203	18,976
2.50%, 12/01/2050	768	656
2.50%, 02/01/2051 (gg)	12,248	10,495
2.50%, 04/01/2051	398	338
2.50%, 08/01/2051	14,884	12,829
2.50%, 11/01/2051	782	670
2.50%, 02/01/2052	2,273	1,936
2.50%, 03/01/2052	1,706	1,461

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

2.50%, 04/01/2052	204	174
3.00%, 02/01/2049	2,119	1,940
3.00%, 11/01/2049	1,563	1,410
3.00%, 05/01/2050	3,451	3,116
3.00%, 07/01/2050	1,867	1,668
3.00%, 08/01/2050	3,834	3,447
3.00%, 10/01/2050	783	697
3.00%, 12/01/2050	253	225
3.00%, 06/01/2051	3,160	2,799
3.00%, 07/01/2051	5,971	5,367
3.00%, 11/01/2051	9,217	8,171
3.00%, 12/01/2051	8,783	7,783
3.00%, 02/01/2052	2,491	2,207
3.00%, 03/01/2052	3,472	3,081
3.00%, 04/01/2052	6,406	5,691
3.50%, 03/01/2042	2	2
3.50%, 09/01/2042	2,200	2,082
3.50%, 07/01/2043	2	2
3.50%, 11/01/2047	320	299
3.50%, 02/01/2048	1,666	1,557
3.50%, 03/01/2048	282	265
3.50%, 05/01/2048	3,584	3,349
3.50%, 06/01/2048	4	4
3.50%, 01/01/2049	38	36
3.50%, 02/01/2049	521	490
3.50%, 09/01/2049	2,135	1,992
3.50%, 10/01/2049	1,957	1,825
3.50%, 04/01/2050	2,861	2,676
3.50%, 11/01/2051	465	427
3.50%, 01/01/2052	402	370
3.50%, 04/01/2052	1,732	1,591
3.50%, 06/01/2052 (gg)	7,450	6,839
3.50%, 07/01/2052	1,836	1,686
4.00%, 10/01/2048	2,628	2,532
4.00%, 04/01/2049	2,179	2,096
4.00%, 09/01/2049	1,380	1,333
4.00%, 05/01/2050	995	950
4.00%, 08/01/2050	1,103	1,056
4.00%, 09/01/2050	9,319	8,930
4.00%, 04/01/2052	54	51
4.00%, 06/01/2052	926	877
4.00%, 07/01/2052	946	896
4.00%, 08/01/2052	1,681	1,592
4.00%, 09/01/2052	566	536
4.00%, 10/01/2052	570	544
4.00%, 02/01/2053	470	451
4.50%, 12/01/2047	166	164
4.50%, 04/01/2048	394	389
4.50%, 08/01/2048	20	20
4.50%, 09/01/2048	667	655
4.50%, 08/01/2049	1,275	1,263
4.50%, 09/01/2050	878	864
4.50%, 10/01/2050	3,400	3,321
4.50%, 07/01/2052	212	206

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	135

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
4.50%, 08/01/2052	139	135
4.50%, 09/01/2052	2,676	2,598
4.50%, 12/01/2052	1,763	1,724
4.50%, 08/01/2053	96	93
5.00%, 12/01/2049	376	380
5.00%, 08/01/2052	258	256
5.00%, 09/01/2052	599	599
5.00%, 10/01/2052	296	294
5.00%, 11/01/2052	252	250
5.00%, 01/01/2053	440	437
5.00%, 04/01/2053	1,297	1,284
5.00%, 06/01/2053	194	194
5.50%, 11/01/2052	398	404
5.50%, 12/01/2052	1,231	1,251
5.50%, 01/01/2053	872	883
5.50%, 02/01/2053	570	579
5.50%, 04/01/2053	400	403
5.50%, 05/01/2053	1,987	2,002
5.50%, 06/01/2053	106	107
6.00%, 08/01/2053	2,948	3,028
6.00%, 09/01/2053	897	914
6.50%, 10/01/2053	90	92
6.50%, 12/01/2053	250	257
FNMA or FHLMC, Single Family, 15 years,
TBA, 1.50%, 01/01/2036 (w)	741	645
TBA, 2.50%, 01/01/2039 (w)	875	805
TBA, 3.00%, 01/01/2038 (w)	3,175	2,994
TBA, 3.50%, 01/01/2039 (w)	4,250	4,084
TBA, 4.00%, 01/15/2027 (w)	3,025	2,966
TBA, 4.50%, 01/01/2039 (w)	6,800	6,767
FNMA or FHLMC, Single Family, 30 years,
TBA, 1.50%, 01/01/2054 (w)	7,300	5,687
TBA, 2.00%, 01/01/2054 (w)	12,050	9,851
TBA, 2.00%, 02/01/2054 (w)	99,000	81,025
TBA, 2.50%, 01/01/2054 (w)	2,550	2,171
TBA, 2.50%, 02/01/2054 (w)	3,200	2,728
TBA, 3.00%, 01/01/2054 (w)	94,753	83,948
TBA, 3.50%, 01/01/2054 (w)	69,579	63,909
TBA, 4.00%, 02/01/2053 (w)	10,000	9,479
TBA, 4.00%, 01/01/2054 (w)	2,500	2,367
TBA, 4.50%, 01/01/2054 (w)	26,493	25,710
TBA, 5.00%, 01/01/2054 (w)	14,279	14,142
TBA, 5.00%, 02/01/2054 (w)	107,200	106,220
TBA, 5.50%, 01/01/2054 (w)	69,143	69,494
TBA, 5.50%, 02/01/2054 (w)	75,600	76,002
TBA, 6.00%, 01/01/2054 (w)	5,725	5,817
TBA, 6.00%, 02/01/2054 (w)	3,700	3,760
TBA, 6.50%, 01/01/2054 (w)	37,950	38,891
TBA, 6.50%, 02/01/2054 (w)	76,800	78,699
FNMA Pool,
2.00%, 11/01/2027	291	278
2.32%, 01/01/2026	2,070	1,975
2.92%, 10/01/2025 (z)	6,726	6,518
3.00%, 12/01/2042	237	215

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

3.00%, 06/01/2043	984	889
3.00%, 05/01/2045	313	283
3.00%, 07/01/2045	33	29
3.00%, 11/01/2046	30	27
3.00%, 03/01/2060	16,918	14,916
3.01%, 04/01/2032	4,088	3,656
3.02%, 03/01/2028	400	379
3.29%, 04/01/2027	2,600	2,506
3.29%, 03/01/2028	1,400	1,340
3.43%, 05/01/2028	500	481
3.44%, 01/01/2037	315	286
3.50%, 07/01/2024	22	21
3.50%, 09/01/2027	110	108
3.50%, 12/01/2028	52	51
3.50%, 08/01/2032	56	54
3.50%, 12/01/2042	141	132
3.50%, 04/01/2043	205	193
3.50%, 11/01/2043	100	94
3.50%, 02/01/2045	246	231
3.50%, 02/01/2048	736	672
3.50%, 09/01/2048	72	66
3.50%, 07/01/2049	285	259
4.00%, 04/01/2041	113	112
4.00%, 08/01/2046	98	96
4.13%, 08/01/2031	2,291	2,237
4.14%, 04/01/2028	521	517
4.25%, 01/01/2033	3,861	3,803
4.39%, 04/01/2033	552	549
4.50%, 06/01/2030	100	100
4.55%, 05/01/2028	100	101
4.59%, 06/01/2033	1,173	1,184
4.64%, 09/01/2028	229	232
4.79%, 06/01/2033	1,292	1,322
4.82%, 09/01/2028	700	712
4.83%, 12/01/2032	3,282	3,364
4.88%, 09/01/2028	1,101	1,126
4.90%, 10/01/2028	355	363
4.99%, 03/01/2031	499	513
5.09%, 02/01/2031	1,751	1,813
5.17%, 08/01/2034	747	784
5.24%, 11/01/2031 (w)	1,143	1,195
5.26%, 12/01/2029	1,250	1,300
5.57%, 10/01/2028	435	449
5.73%, 12/01/2033	700	769
FNMA Pool, 30 years, FHA/VA, 3.00%, 01/01/2047	819	743
FNMA Pool, Single Family, 15 years,
1.50%, 10/01/2036	511	446
1.50%, 11/01/2036	457	400
1.50%, 03/01/2037	448	390
1.50%, 05/01/2037	181	157
1.50%, 08/01/2037	499	434
2.00%, 02/01/2028	12	11
2.00%, 09/01/2028	100	95

SEE NOTES TO FINANCIAL STATEMENTS.

136	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
2.00%, 11/01/2028	98	93
2.00%, 07/01/2032	9	8
2.00%, 12/01/2035	777	702
2.00%, 02/01/2036	5,747	5,193
2.00%, 03/01/2036	438	396
2.00%, 08/01/2036	1,105	998
2.00%, 11/01/2036	2,238	2,022
2.00%, 12/01/2036	1,139	1,025
2.00%, 01/01/2037	552	497
2.00%, 02/01/2037	936	840
2.00%, 04/01/2037	1,111	1,001
2.00%, 05/01/2037	669	600
2.50%, 08/01/2035	225	209
2.50%, 03/01/2036	2,064	1,913
2.50%, 07/01/2036	834	768
2.50%, 08/01/2036	126	116
2.50%, 03/01/2037	239	220
2.50%, 04/01/2037	487	448
2.50%, 05/01/2037	126	116
3.00%, 10/01/2026	54	53
3.00%, 11/01/2026	816	794
3.00%, 12/01/2026	97	95
3.00%, 01/01/2027	1,091	1,061
3.00%, 02/01/2027	209	203
3.00%, 04/01/2027	400	389
3.00%, 11/01/2027	27	27
3.00%, 02/01/2028	183	178
3.00%, 10/01/2029	51	49
3.00%, 03/01/2030	35	34
3.00%, 05/01/2030	17	17
3.00%, 07/01/2030	18	17
3.00%, 09/01/2030	551	531
3.00%, 12/01/2030	26	25
3.00%, 04/01/2031	93	89
3.00%, 12/01/2031	208	199
3.00%, 02/01/2032	331	317
3.00%, 03/01/2032	323	308
3.00%, 04/01/2032	1,605	1,533
3.00%, 05/01/2032	482	460
3.00%, 07/01/2032	1,041	995
3.00%, 08/01/2032	412	394
3.00%, 11/01/2032	827	790
3.00%, 01/01/2033	61	59
3.00%, 07/01/2033	102	97
3.00%, 02/01/2034	1,209	1,155
3.00%, 09/01/2034	457	432
3.00%, 12/01/2035	481	460
3.50%, 12/01/2025	105	103
3.50%, 01/01/2026	322	316
3.50%, 07/01/2031	58	57
3.50%, 07/01/2034	360	351
3.50%, 03/01/2035	1,291	1,265
3.50%, 04/01/2035	816	787
3.50%, 05/01/2035	75	73

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

3.50%, 06/01/2035	263	257
4.00%, 03/01/2025	29	29
4.00%, 06/01/2026	50	50
4.00%, 08/01/2026	30	29
4.00%, 08/01/2027	32	31
4.00%, 12/01/2028	18	18
4.00%, 04/01/2033	484	479
4.00%, 10/01/2033	75	74
4.00%, 11/01/2033	151	150
4.00%, 12/01/2033	18	18
4.00%, 03/01/2035	745	733
FNMA Pool, Single Family, 20 years,
3.00%, 05/01/2042	719	655
3.00%, 06/01/2042	368	337
3.00%, 07/01/2042	1,361	1,244
3.50%, 03/01/2037	450	430
3.50%, 08/01/2038	99	94
3.50%, 04/01/2039	13	12
3.50%, 08/01/2039	155	147
4.50%, 06/01/2039	30	29
4.50%, 07/01/2043	995	981
FNMA Pool, Single Family, 30 years,
1.50%, 11/01/2050	1,316	1,030
1.50%, 06/01/2051	1,981	1,548
1.50%, 07/01/2051	1,210	945
1.50%, 04/01/2052	920	718
2.00%, 07/01/2050	1,402	1,155
2.00%, 09/01/2050	1,216	1,002
2.00%, 10/01/2050	931	766
2.00%, 12/01/2050	7,743	6,374
2.00%, 01/01/2051	3,967	3,278
2.00%, 02/01/2051	1,324	1,086
2.00%, 03/01/2051	1,979	1,625
2.00%, 04/01/2051	3,583	2,947
2.00%, 05/01/2051	1,778	1,459
2.00%, 06/01/2051	5,820	4,797
2.00%, 07/01/2051	3,046	2,497
2.00%, 10/01/2051	18,544	15,193
2.00%, 11/01/2051	2,223	1,824
2.00%, 12/01/2051	15,707	12,860
2.00%, 05/01/2052	3,523	2,884
2.50%, 08/01/2046	5,106	4,449
2.50%, 08/01/2050	17	15
2.50%, 10/01/2050	11,289	9,664
2.50%, 12/01/2050	13,301	11,344
2.50%, 02/01/2051	1,876	1,603
2.50%, 03/01/2051	5,126	4,391
2.50%, 04/01/2051	6,365	5,420
2.50%, 07/01/2051	1,695	1,452
2.50%, 08/01/2051	3,725	3,199
2.50%, 09/01/2051	501	427
2.50%, 10/01/2051	899	767
2.50%, 11/01/2051	5,118	4,361
2.50%, 12/01/2051	13,665	11,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	137

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
2.50%, 01/01/2052	18,263	15,554
2.50%, 02/01/2052	1,051	895
2.50%, 03/01/2052	15,686	13,365
2.50%, 04/01/2052	4,659	3,983
2.50%, 05/01/2052	890	758
2.50%, 07/01/2052	487	415
3.00%, 08/01/2046	1,119	1,021
3.00%, 11/01/2046	2,993	2,755
3.00%, 02/01/2047	576	530
3.00%, 04/01/2048	5,868	5,402
3.00%, 01/01/2050	2,822	2,552
3.00%, 03/01/2050	1,477	1,332
3.00%, 06/01/2050	269	240
3.00%, 07/01/2050	12,001	10,696
3.00%, 08/01/2050	3,339	3,000
3.00%, 09/01/2050	297	264
3.00%, 11/01/2050	534	476
3.00%, 12/01/2050	3,816	3,434
3.00%, 01/01/2051	1,665	1,484
3.00%, 05/01/2051	10,674	9,463
3.00%, 06/01/2051	6,703	5,951
3.00%, 07/01/2051	1,841	1,645
3.00%, 08/01/2051	1,240	1,113
3.00%, 10/01/2051	3,163	2,805
3.00%, 11/01/2051	4,306	3,827
3.00%, 12/01/2051	2,591	2,295
3.00%, 01/01/2052	5,329	4,723
3.00%, 02/01/2052	929	828
3.00%, 03/01/2052	2,591	2,297
3.00%, 04/01/2052	7,226	6,403
3.00%, 05/01/2052	1,370	1,214
3.00%, 07/01/2052	1,426	1,268
3.50%, 07/01/2042	1	1
3.50%, 09/01/2042	154	146
3.50%, 05/01/2043	5	4
3.50%, 07/01/2043 (gg)	6,740	6,386
3.50%, 08/01/2043 (gg)	17,094	16,142
3.50%, 01/01/2044	209	198
3.50%, 10/01/2045	20	18
3.50%, 12/01/2045	1,894	1,767
3.50%, 07/01/2046	3,545	3,329
3.50%, 02/01/2047	3,889	3,669
3.50%, 07/01/2047	853	801
3.50%, 09/01/2047	60	56
3.50%, 10/01/2047	1,293	1,208
3.50%, 02/01/2048	2,026	1,893
3.50%, 03/01/2048	177	167
3.50%, 03/01/2049	328	306
3.50%, 06/01/2049	3,556	3,321
3.50%, 08/01/2049	557	521
3.50%, 04/01/2050	168	156
3.50%, 05/01/2050	3,819	3,557
3.50%, 07/01/2050	9,454	8,714
3.50%, 01/01/2051	714	664

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

3.50%, 03/01/2052	12,513	11,676
3.50%, 04/01/2052	309	284
3.50%, 05/01/2052 (gg)	19,344	17,823
3.50%, 06/01/2052	8,155	7,500
3.50%, 07/01/2052	3,168	2,910
4.00%, 04/01/2039	1,224	1,197
4.00%, 03/01/2042	543	531
4.00%, 04/01/2043	209	203
4.00%, 02/01/2045	228	222
4.00%, 09/01/2046	128	124
4.00%, 09/01/2047	38	37
4.00%, 10/01/2047	473	454
4.00%, 03/01/2048	72	70
4.00%, 04/01/2048	411	396
4.00%, 06/01/2048	28	27
4.00%, 08/01/2048	119	115
4.00%, 09/01/2048	280	270
4.00%, 03/01/2049	1,123	1,082
4.00%, 06/01/2049	1,107	1,069
4.00%, 11/01/2049	466	449
4.00%, 05/01/2050	902	864
4.00%, 03/01/2051	2,388	2,296
4.00%, 05/01/2051	234	224
4.00%, 04/01/2052	55	52
4.00%, 05/01/2052	1,821	1,725
4.00%, 06/01/2052	637	604
4.00%, 07/01/2052	458	434
4.00%, 08/01/2052	2,007	1,901
4.00%, 09/01/2052	305	289
4.00%, 07/01/2053	464	442
4.50%, 05/01/2047	2	2
4.50%, 11/01/2047	591	585
4.50%, 01/01/2048	548	542
4.50%, 04/01/2048	29	29
4.50%, 08/01/2048	15	15
4.50%, 09/01/2048	414	409
4.50%, 02/01/2049	4,943	4,849
4.50%, 05/01/2049	439	432
4.50%, 08/01/2049	7	7
4.50%, 01/01/2050	151	149
4.50%, 04/01/2050 (gg)	7,089	6,976
4.50%, 05/01/2052	21	20
4.50%, 06/01/2052	1,340	1,301
4.50%, 07/01/2052	8,931	8,670
4.50%, 08/01/2052	379	368
4.50%, 09/01/2052	2,225	2,160
4.50%, 10/01/2052	936	908
4.50%, 11/01/2052	3,235	3,140
4.50%, 12/01/2052	476	462
4.50%, 08/01/2053	277	269
5.00%, 09/01/2049	969	975
5.00%, 10/01/2052	557	556
5.00%, 11/01/2052	1,078	1,074

SEE NOTES TO FINANCIAL STATEMENTS.

138	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
5.00%, 12/01/2052	561	561
5.00%, 01/01/2053	2,310	2,293
5.00%, 03/01/2053	356	356
5.00%, 04/01/2053	958	948
5.00%, 06/01/2053	283	283
5.00%, 08/01/2053	1,144	1,133
5.50%, 09/01/2052	319	327
5.50%, 01/01/2053	460	470
5.50%, 02/01/2053	1,937	1,950
5.50%, 03/01/2053	1,466	1,493
5.50%, 04/01/2053	1,868	1,902
5.50%, 05/01/2053	1,807	1,825
5.50%, 06/01/2053	4,058	4,128
6.00%, 07/01/2053	1,333	1,355
6.00%, 08/01/2053	499	517
6.00%, 09/01/2053	1,379	1,421
6.50%, 10/01/2053	818	848
6.50%, 11/01/2053	110	112
6.50%, 12/01/2053	971	1,004
GNMA I Pool, Single Family, 30 years,
3.00%, 10/15/2049	188	168
3.00%, 03/15/2050	15	14
GNMA II Pool,
2.50%, 12/20/2049	253	218
3.00%, 01/20/2047 (gg)	1,223	1,114
3.00%, 02/20/2047	438	400
3.00%, 06/20/2047	507	463
3.00%, 07/20/2047 (gg)	1,220	1,113
3.00%, 08/20/2047	523	477
3.00%, 09/20/2047	398	364
3.00%, 10/20/2047	414	378
3.00%, 12/20/2047 (gg)	604	551
3.00%, 01/20/2048 (gg)	584	533
3.00%, 08/20/2050 (gg)	636	568
3.50%, 09/20/2042 (gg)	2,369	2,196
3.50%, 08/20/2045 (gg)	2,296	2,129
3.50%, 09/20/2045 (gg)	714	663
3.50%, 12/20/2047 (gg)	3,483	3,230
3.50%, 06/20/2048	47	43
3.50%, 07/20/2048	36	33
3.50%, 08/20/2049	93	86
3.50%, 11/20/2049	155	143
3.50%, 07/20/2050	150	139
4.00%, 11/20/2041	21	20
4.00%, 10/20/2050	334	314
4.50%, 08/20/2040	17	17
4.50%, 10/20/2040	37	37
ARM, (CMT Index 1 Year + 1.84%), 7.11%, 07/20/2072 (aa) (gg)	19,209	19,840
ARM, (USD IBOR Consumer Cash Fallbacks 1 Month + 2.21%), 7.61%, 10/20/2071 (aa)	9,169	9,407
ARM, (USD IBOR Consumer Cash Fallbacks 1 Month + 2.22%), 7.62%, 02/20/2071 (aa)	2,935	3,013

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

GNMA II Pool, Single Family, 15 years, 2.00%, 12/20/2035 (gg)	2,892	2,624
GNMA II Pool, Single Family, 30 years,
1.50%, 10/20/2051	297	243
2.00%, 07/20/2050	146	124
2.00%, 08/20/2050	4,758	4,033
2.00%, 11/20/2050	1,663	1,410
2.00%, 12/20/2050	2,769	2,347
2.00%, 02/20/2051	1,013	859
2.00%, 10/20/2051	5,464	4,631
2.00%, 12/20/2051	5,398	4,573
2.00%, 01/20/2052	499	423
2.00%, 03/20/2052	1,364	1,155
2.00%, 04/20/2052	3,179	2,692
2.50%, 01/20/2051	301	264
2.50%, 02/20/2051	4,299	3,765
2.50%, 05/20/2051	6,273	5,496
2.50%, 07/20/2051	8,038	7,041
2.50%, 09/20/2051 (gg)	11,525	10,090
2.50%, 11/20/2051	3,435	3,007
2.50%, 12/20/2051	3,777	3,307
2.50%, 03/20/2052	905	792
2.50%, 04/20/2052	454	397
2.50%, 05/20/2052	803	703
2.50%, 07/20/2052	267	233
2.50%, 08/20/2052	442	387
3.00%, 01/20/2043	432	398
3.00%, 11/20/2043	89	82
3.00%, 03/20/2045	94	87
3.00%, 09/20/2046	2,043	1,879
3.00%, 11/20/2046	1,254	1,152
3.00%, 10/20/2047	410	376
3.00%, 04/20/2049	31	28
3.00%, 04/20/2050 (gg)	7,425	6,773
3.00%, 07/20/2050	6,285	5,726
3.00%, 08/20/2050	3,418	3,112
3.00%, 08/20/2051	622	565
3.00%, 10/20/2051 (gg)	2,813	2,550
3.00%, 11/20/2051	3,515	3,187
3.00%, 12/20/2051	857	777
3.00%, 01/20/2052 (gg)	8,059	7,301
3.00%, 02/20/2052	347	314
3.00%, 03/20/2052	1,159	1,043
3.00%, 09/20/2052	458	415
3.00%, 02/20/2053 (gg)	3,274	2,978
3.50%, 09/20/2045	2,549	2,410
3.50%, 09/20/2047	3,271	3,083
3.50%, 08/20/2048	167	157
3.50%, 11/20/2048	199	187
3.50%, 12/20/2048	5	5
3.50%, 03/20/2049	962	905
3.50%, 07/20/2049	939	884
3.50%, 09/20/2049	1,186	1,116
3.50%, 10/20/2049	501	472

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	139

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Mortgage-Backed Securities — continued
3.50%, 12/20/2049	396	373
3.50%, 01/20/2050	594	559
3.50%, 04/20/2050	118	111
3.50%, 01/20/2052 (gg)	4,236	3,945
3.50%, 02/20/2052 (gg)	2,520	2,347
3.50%, 02/20/2053 (gg)	3,282	3,072
4.00%, 07/20/2048	967	930
4.00%, 09/20/2048	1,644	1,582
4.00%, 11/20/2048	29	28
4.00%, 12/20/2048	828	797
4.00%, 05/20/2049	512	494
4.00%, 01/20/2050	921	888
4.00%, 03/20/2050	199	192
4.00%, 12/20/2050	2,379	2,295
4.00%, 07/20/2052	200	191
4.00%, 09/20/2052	1,800	1,719
4.00%, 12/20/2052	408	390
4.50%, 03/20/2047	428	423
4.50%, 06/20/2047 (gg)	778	769
4.50%, 07/20/2047	1,436	1,425
4.50%, 10/20/2047	323	318
4.50%, 11/20/2047 (gg)	998	985
4.50%, 05/20/2048 (gg)	7,336	7,206
4.50%, 09/20/2048	625	602
4.50%, 11/20/2048	750	736
4.50%, 01/20/2049	1,780	1,759
4.50%, 03/20/2049	450	445
4.50%, 05/20/2049	235	223
4.50%, 10/20/2049	645	637
4.50%, 08/20/2052	1,590	1,553
4.50%, 12/20/2053	400	390
5.00%, 12/20/2048	152	154
5.00%, 06/20/2049	330	332
5.00%, 07/20/2052	116	115
5.00%, 09/20/2052	881	877
5.00%, 12/20/2052	1,277	1,270
5.00%, 04/20/2053	1,189	1,182
5.50%, 12/20/2052	1,212	1,221
5.50%, 01/20/2053	149	150
5.50%, 03/20/2053	546	549
5.50%, 04/20/2053	1,403	1,413
5.50%, 06/20/2053	1,190	1,198
5.50%, 07/20/2053	421	424
6.00%, 09/20/2053	682	693
6.00%, 10/20/2053	1,028	1,046
GNMA, Single Family, 30 years,
TBA, 2.50%, 01/01/2054 (w)	661	579
TBA, 3.00%, 01/01/2054 (w)	2,162	1,959
TBA, 3.00%, 02/01/2054 (w)	60,450	54,822
TBA, 3.50%, 01/01/2053 (w)	5,570	5,191
TBA, 4.00%, 01/01/2054 (w)	3,110	2,971
TBA, 4.00%, 02/01/2054 (w)	8,700	8,319
TBA, 4.50%, 01/01/2054 (w)	2,950	2,881
TBA, 4.50%, 02/01/2054 (w)	6,000	5,865

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

TBA, 5.00%, 01/01/2054 (w)	15,405	15,314
TBA, 5.50%, 01/01/2054 (w)	3,939	3,965
TBA, 6.00%, 01/01/2054 (w)	3,400	3,457
TBA, 6.50%, 01/01/2054 (w)	2,600	2,662

Total Mortgage-Backed Securities (Cost $1,861,027)		1,774,327

Municipal Bonds — 0.1% (t)
Arizona — 0.0% (g)
Salt River Project Agricultural Improvement & Power District, Series A, Rev., 4.84%, 01/01/2041	150	148

California — 0.1%
Bay Area Toll Authority, Build America Bonds, Series S1, Rev., 6.92%, 04/01/2040	115	134
California Health Facilities Financing Authority, Taxable, Social Bonds,
Rev., 4.19%, 06/01/2037	5	5
Rev., 4.35%, 06/01/2041	5	4
California State University, Taxable Systemwide, Series E, Rev., 2.90%, 11/01/2051	15	11
City of San Francisco CA Public Utilities Commission Water Revenue, Rev., 6.95%, 11/01/2050	70	87
Los Angeles Community College District, Taxable, GO, 2.11%, 08/01/2032	150	124
Los Angeles County Metropolitan Transportation Authority, Build America Bonds, Rev., 5.74%, 06/01/2039	50	53
Los Angeles Department of Water & Power,
Rev., 6.57%, 07/01/2045	50	59
Rev., 6.60%, 07/01/2050	30	37
Los Angeles Unified School District, Build America Bond, GO, 5.75%, 07/01/2034	25	27
Regents of the University of California Medical Center Pooled Revenue, Build America Bonds, Series F, Rev., 6.58%, 05/15/2049	200	234
Regents of the University of California Medical Center Pooled Revenue, Taxable, Series N, Rev., 3.26%, 05/15/2060	50	35
State of California, GO, 7.55%, 04/01/2039	150	189
State of California, Build America Bonds,
GO, 7.35%, 11/01/2039	100	121
GO, 7.50%, 04/01/2034	50	61
GO, 7.60%, 11/01/2040	50	64
State of California, Taxable Construction Bond Bidding Group, GO, 1.75%, 11/01/2030	350	293
University of California, Rev., 5.95%, 05/15/2045	35	38

SEE NOTES TO FINANCIAL STATEMENTS.

140	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
Municipal Bonds — continued
California — continued
University of California, Taxable,
Series AQ, Rev., 4.77%, 05/15/2115	20	18
Series BJ, Rev., 3.07%, 05/15/2051	5	4

		1,598

District of Columbia — 0.0% (g)
District of Columbia, Water & Sewer Authority, Senior Lien, Green Bonds, Series A, Rev., 4.81%, 10/01/2114	895	889

Florida — 0.0% (g)
State Board of Administration Finance Corp., Taxable, Series A, Rev., 1.26%, 07/01/2025	100	95

Illinois — 0.0% (g)
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Series B, Rev., 6.90%, 12/01/2040	97	111
Sales Tax Securitization Corp., Taxable, Second Lien, Series B, Rev., 3.24%, 01/01/2042	40	32
State of Illinois, Taxable Pension, GO, 5.10%, 06/01/2033	350	346

		489

Louisiana — 0.0% (g)
State of Louisiana Gasoline & Fuels Tax Revenue, Taxable, Series A, Rev., 2.95%, 05/01/2041	1,450	1,141

Massachusetts — 0.0% (g)
Commonwealth of Massachusetts, Series H, GO, 2.90%, 09/01/2049	15	11
Commonwealth of Massachusetts, Build America Bonds, GO, 4.91%, 05/01/2029	100	102
Commonwealth of Massachusetts, Taxable, Series D, GO, 2.66%, 09/01/2039	147	119

		232

Michigan — 0.0% (g)
Michigan State University, Taxable, Series A, Rev., 4.17%, 08/15/2122	115	93
University of Michigan, Taxable,
Series B, Rev., 2.56%, 04/01/2050	25	17
Series C, Rev., 3.60%, 04/01/2047	14	12

		122

Missouri — 0.0% (g)
Health & Educational Facilities Authority of the State of Missouri, Washington University, Series A, Rev., 3.23%, 05/15/2050	35	27

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

New Jersey — 0.0% (g)
New Jersey Transportation Trust Fund Authority, Build America Bonds, Series B, Rev., 6.56%, 12/15/2040	125	141
New Jersey Turnpike Authority, Build America Bonds, Series F, Rev., 7.41%, 01/01/2040	230	287

		428

New York — 0.0% (g)
City of New York, Build America Bonds, GO, 5.52%, 10/01/2037	25	26
Metropolitan Transportation Authority, Taxable Green Bond, Series C2, Rev., 5.18%, 11/15/2049	100	97
New York City Municipal Water Finance Authority, Second General Resolution, Rev., 5.95%, 06/15/2042	200	224
New York City Water & Sewer System, Build America Bonds, Second General Resolution, Rev., 5.44%, 06/15/2043	30	32
Port Authority of New York & New Jersey,
Rev., 4.46%, 10/01/2062	50	46
Series 21, Rev., 3.29%, 08/01/2069	40	28
Port Authority of New York & New Jersey, Taxable Consolidated 160, Rev., 5.65%, 11/01/2040	250	266

		719

Ohio — 0.0% (g)
Ohio State University (The), Taxable, Series A, Rev., 4.80%, 06/01/2111	130	124

Oklahoma — 0.0% (g)
Oklahoma Development Finance Authority, Rev., 4.62%, 06/01/2044	10	10

Oregon — 0.0% (g)
Oregon State University, Rev., BAM, 3.42%, 03/01/2060	10	8
State of Oregon Department of Transportation, Taxable Subordinated, Build America Bonds, Series A, Rev., 5.83%, 11/15/2034	50	54

		62

Pennsylvania — 0.0% (g)
City of Philadelphia PA Water & Wastewater Revenue, Rev., 2.93%, 07/01/2045	10	8

Texas — 0.0% (g)
Board of Regents of the University of Texas System, Series C, Rev., 4.79%, 08/15/2046	110	109
City of San Antonio, Electric & Gas Systems Revenue, Build America Bonds, Rev., 5.99%, 02/01/2039	20	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	141

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
Municipal Bonds — continued
Texas — continued
Dallas Area Rapid Transit, Build America Bonds, Rev., 5.02%, 12/01/2048		30	30
Dallas Area Rapid Transit, Taxable, Senior Lien, Series A, Rev., 2.61%, 12/01/2048		130	91
Dallas Fort Worth International Airport, Taxable,
Series A, Rev., 4.09%, 11/01/2051		425	371
Series A, Rev., 4.51%, 11/01/2051		100	94
Series C, Rev., 3.09%, 11/01/2040		100	80
North Texas Tollway Authority, Build America Bonds, Series B, Rev., 6.72%, 01/01/2049		65	80
State of Texas, Build America Bonds Taxable, GO, 5.52%, 04/01/2039		150	161
Texas Transportation Commission, Taxable Mobility Fund, GO, 2.47%, 10/01/2044		10	7

			1,045

Virginia — 0.0% (g)
University of Virginia, Taxable, Series C, Rev., 4.18%, 09/01/2117		40	34

Total Municipal Bonds (Cost $8,240)			7,171

U.S. Government Agency Securities — 0.1%
Federal Farm Credit Banks Funding Corp.,
1.57%, 09/23/2030		490	411
2.20%, 12/09/2031		1,030	880
5.48%, 06/27/2042		1,000	980
FHLBs,
0.50%, 04/14/2025		2,000	1,900
3.25%, 11/16/2028		650	631
FHLMC,
Zero Coupon, 12/14/2029		710	557
0.38%, 07/21/2025		1,000	940
1.22%, 08/19/2030		215	177
1.50%, 02/12/2025		107	103
6.25%, 07/15/2032		124	144
6.75%, 03/15/2031		400	466
FHLMC Coupon STRIPs, Zero Coupon, 07/15/2031		85	63
FHLMC STRIPs, Zero Coupon, 03/15/2031		542	398
FNMA,
Zero Coupon, 11/15/2030		445	332
0.88%, 08/05/2030		810	661
5.38%, 12/07/2028	GBP	460	621
Resolution Funding Corp. Interest STRIP,
Zero Coupon, 07/15/2027		53	46
Zero Coupon, 07/15/2028		143	119
Zero Coupon, 10/15/2028		745	612
Zero Coupon, 10/15/2029		205	161
Zero Coupon, 01/15/2030		1,230	947
Zero Coupon, 04/15/2030		2,260	1,724

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Resolution Funding Corp. Principal STRIP,
Zero Coupon, 01/15/2030		1,050	809
Zero Coupon, 04/15/2030		145	110
Tennessee Valley Authority, 4.63%, 06/07/2043	GBP	200	247
United States International Development Finance Corp., 3.37%, 10/05/2034		83	78

Total U.S. Government Agency Securities (Cost $15,268)			14,117

U.S. Treasury Obligations — 11.7%
U.S. Treasury Bonds,
1.13%, 05/15/2040		34,782	22,511
1.13%, 08/15/2040		45,525	29,180
1.25%, 05/15/2050 (jj)		7,480	4,054
1.38%, 11/15/2040		63,370	42,220
1.38%, 08/15/2050		1,626	911
1.63%, 11/15/2050		1,600	959
1.75%, 08/15/2041		89,850	62,744
1.88%, 02/15/2041		75,400	54,426
1.88%, 02/15/2051		1,100	701
1.88%, 11/15/2051		2,030	1,290
2.00%, 11/15/2041		61,400	44,594
2.00%, 02/15/2050		2,169	1,435
2.00%, 08/15/2051		2,450	1,608
2.25%, 05/15/2041		74,000	56,587
2.25%, 08/15/2046		940	671
2.25%, 08/15/2049		1,000	702
2.25%, 02/15/2052		700	488
2.38%, 02/15/2042		74,550	57,427
2.38%, 11/15/2049		700	505
2.38%, 05/15/2051		1,800	1,291
2.50%, 02/15/2045		1,420	1,080
2.50%, 02/15/2046		700	528
2.50%, 05/15/2046		970	729
2.75%, 08/15/2042		14,900	12,132
2.75%, 11/15/2042		15,750	12,786
2.75%, 08/15/2047		700	548
2.75%, 11/15/2047		1,575	1,232
2.88%, 05/15/2043		23,920	19,713
2.88%, 08/15/2045		1,435	1,162
2.88%, 11/15/2046		500	402
2.88%, 05/15/2049		1,500	1,198
2.88%, 05/15/2052		940	752
3.00%, 05/15/2042		11,500	9,766
3.00%, 11/15/2044		900	748
3.00%, 05/15/2045		1,730	1,433
3.00%, 11/15/2045		229	189
3.00%, 02/15/2047		338	278
3.00%, 05/15/2047		500	410
3.00%, 02/15/2048		250	205
3.00%, 08/15/2048		620	507
3.00%, 02/15/2049		3,045	2,489
3.00%, 08/15/2052		850	699

SEE NOTES TO FINANCIAL STATEMENTS.

142	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
U.S. Treasury Obligations — continued
3.13%, 11/15/2041	12,500	10,910
3.13%, 02/15/2042	12,650	11,005
3.13%, 02/15/2043	16,060	13,780
3.13%, 08/15/2044	350	298
3.13%, 05/15/2048	320	268
3.25%, 05/15/2042	57,100	50,286
3.38%, 08/15/2042	46,750	41,843
3.38%, 11/15/2048	800	700
3.50%, 02/15/2039	2,200	2,091
3.63%, 08/15/2043	16,390	15,124
3.63%, 02/15/2044	1,500	1,380
3.63%, 02/15/2053	1,070	993
3.63%, 05/15/2053	4,490	4,171
3.75%, 08/15/2041	9,300	8,881
3.75%, 11/15/2043	12,815	12,021
3.88%, 08/15/2040	23,300	22,790
3.88%, 02/15/2043	33,930	32,469
3.88%, 05/15/2043	38,385	36,730
4.00%, 11/15/2042	35,930	35,046
4.00%, 11/15/2052	1,075	1,066
4.13%, 08/15/2053	768	780
4.25%, 05/15/2039	4,239	4,381
4.25%, 11/15/2040	18,269	18,687
4.38%, 02/15/2038	4,000	4,216
4.38%, 11/15/2039	12,100	12,647
4.38%, 05/15/2040	17,500	18,233
4.38%, 05/15/2041	9,810	10,148
4.38%, 08/15/2043 (jj)	52,110	53,388
4.50%, 02/15/2036	6,305	6,742
4.50%, 05/15/2038	8,090	8,623
4.50%, 08/15/2039	5,900	6,264
4.63%, 02/15/2040	13,200	14,182
4.75%, 02/15/2037	1,500	1,646
4.75%, 02/15/2041	14,400	15,622
4.75%, 11/15/2043	13,300	14,316
4.75%, 11/15/2053	1,015	1,144
5.00%, 05/15/2037	1,500	1,682
5.25%, 02/15/2029	365	388
U.S. Treasury Inflation Indexed Bond, 2.38%, 01/15/2025 (hh) (ii)	816	810
U.S. Treasury Inflation Indexed Notes,
0.13%, 10/15/2024 (ee)	959	938
0.13%, 04/15/2025	48	46
0.25%, 01/15/2025 (ee)	3,767	3,657
U.S. Treasury Notes,
0.25%, 05/31/2025	1,000	942
0.25%, 06/30/2025	1,500	1,409
0.25%, 07/31/2025	490	459
0.25%, 08/31/2025	500	467
0.25%, 09/30/2025	500	466
0.38%, 04/30/2025	1,195	1,131
0.38%, 11/30/2025	500	464
0.38%, 12/31/2025	900	834
0.38%, 01/31/2026	600	554

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

0.38%, 07/31/2027	315	278
0.38%, 09/30/2027	500	439
0.50%, 03/31/2025	500	475
0.50%, 04/30/2027	532	475
0.50%, 05/31/2027	500	446
0.50%, 08/31/2027	400	354
0.50%, 10/31/2027	700	616
0.63%, 07/31/2026	2,350	2,153
0.63%, 03/31/2027	1,000	899
0.63%, 11/30/2027	200	176
0.63%, 12/31/2027	500	440
0.63%, 05/15/2030	1,693	1,386
0.63%, 08/15/2030	2,550	2,072
0.75%, 03/31/2026	1,500	1,392
0.75%, 04/30/2026	1,500	1,388
0.75%, 05/31/2026	1,900	1,755
0.75%, 08/31/2026	2,000	1,834
0.75%, 01/31/2028	1,000	882
0.88%, 06/30/2026	1,000	925
0.88%, 09/30/2026	2,300	2,113
0.88%, 11/15/2030	2,200	1,810
1.00%, 07/31/2028	1,095	964
1.13%, 10/31/2026	500	462
1.13%, 02/28/2027	1,000	917
1.13%, 02/29/2028	1,300	1,163
1.13%, 08/31/2028	2,990	2,643
1.13%, 02/15/2031	2,600	2,174
1.25%, 11/30/2026	1,500	1,388
1.25%, 12/31/2026	1,700	1,570
1.25%, 03/31/2028	500	449
1.25%, 04/30/2028	2,100	1,882
1.25%, 05/31/2028	1,750	1,565
1.25%, 06/30/2028	390	348
1.25%, 09/30/2028	1,800	1,597
1.25%, 08/15/2031	1,350	1,119
1.38%, 08/31/2026	110	103
1.38%, 10/31/2028	4,300	3,831
1.38%, 12/31/2028	2,500	2,220
1.38%, 11/15/2031	1,700	1,414
1.50%, 08/15/2026	1,000	936
1.50%, 01/31/2027	500	464
1.50%, 11/30/2028	500	448
1.50%, 02/15/2030	1,149	1,002
1.63%, 02/15/2026	500	474
1.63%, 05/15/2026	1,500	1,416
1.63%, 10/31/2026	600	562
1.63%, 11/30/2026	400	374
1.63%, 08/15/2029	500	445
1.63%, 05/15/2031	1,800	1,547
1.75%, 03/15/2025	4,800	4,639
1.75%, 12/31/2026	840	787
1.75%, 01/31/2029	500	451
1.75%, 11/15/2029	500	447
1.88%, 02/28/2027	1,500	1,407

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	143

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Long Positions — continued
U.S. Treasury Obligations — continued
1.88%, 02/28/2029	500	454
1.88%, 02/15/2032	1,550	1,335
2.00%, 08/15/2025	1,000	962
2.00%, 11/15/2026	700	662
2.13%, 05/15/2025	1,000	968
2.13%, 05/31/2026	200	191
2.25%, 11/15/2025	538	518
2.25%, 03/31/2026	400	384
2.25%, 02/15/2027	1,200	1,140
2.25%, 08/15/2027	200	189
2.25%, 11/15/2027	250	235
2.38%, 04/30/2026	500	481
2.38%, 05/15/2027	1,000	950
2.38%, 03/31/2029	1,100	1,022
2.38%, 05/15/2029	600	557
2.50%, 01/31/2025	500	488
2.50%, 03/31/2027	1,000	956
2.63%, 04/15/2025	2,000	1,951
2.63%, 02/15/2029	500	471
2.63%, 07/31/2029	500	469
2.75%, 06/30/2025	800	781
2.75%, 04/30/2027	1,500	1,444
2.75%, 07/31/2027	900	864
2.75%, 02/15/2028	1,980	1,894
2.75%, 05/31/2029	1,000	945
2.75%, 08/15/2032	1,600	1,468
2.88%, 04/30/2025	900	880
2.88%, 06/15/2025	2,500	2,444
2.88%, 07/31/2025	1,000	976
2.88%, 11/30/2025	1,300	1,267
2.88%, 05/15/2028	1,500	1,440
2.88%, 08/15/2028	1,800	1,724
2.88%, 04/30/2029	1,000	952
2.88%, 05/15/2032	3,085	2,864
3.00%, 07/15/2025	5,000	4,892
3.00%, 09/30/2025	60	59
3.00%, 10/31/2025	1,185	1,158
3.13%, 08/15/2025	1,000	980
3.13%, 08/31/2027	1,000	973
3.13%, 11/15/2028	4,990	4,825
3.13%, 08/31/2029	300	288
3.25%, 06/30/2027	500	489
3.25%, 06/30/2029	1,000	969
3.38%, 05/15/2033	1,900	1,827
3.50%, 09/15/2025	700	690
3.50%, 01/31/2028	500	493
3.50%, 04/30/2028	500	492
3.50%, 01/31/2030	600	588
3.50%, 04/30/2030	750	734
3.50%, 02/15/2033	13,270	12,894
3.63%, 05/15/2026	1,500	1,483
3.63%, 03/31/2028	700	693
3.63%, 05/31/2028	2,905	2,877
3.63%, 03/31/2030	550	542

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

3.75%, 04/15/2026	900	892
3.75%, 12/31/2028 (w)	900	896
3.75%, 05/31/2030	1,000	993
3.75%, 06/30/2030	800	794
3.75%, 12/31/2030 (w)	800	795
3.88%, 01/15/2026	1,000	993
3.88%, 11/30/2027	985	984
3.88%, 12/31/2027	850	849
3.88%, 09/30/2029	300	300
3.88%, 11/30/2029	990	989
3.88%, 12/31/2029	1,210	1,209
3.88%, 08/15/2033	2,445	2,447
4.00%, 12/15/2025	1,700	1,691
4.00%, 02/15/2026	1,500	1,494
4.00%, 02/29/2028	900	904
4.00%, 06/30/2028	900	905
4.00%, 10/31/2029	1,000	1,006
4.00%, 02/28/2030	700	704
4.00%, 07/31/2030	1,200	1,208
4.13%, 01/31/2025	500	497
4.13%, 06/15/2026	2,000	2,000
4.13%, 09/30/2027	507	510
4.13%, 10/31/2027	700	705
4.13%, 07/31/2028	4,497	4,548
4.13%, 08/31/2030	550	558
4.13%, 11/15/2032 (jj)	7,840	7,984
4.25%, 05/31/2025	5,815	5,794
4.25%, 10/15/2025	1,450	1,448
4.38%, 08/15/2026	1,500	1,511
4.38%, 12/15/2026	1,500	1,515
4.38%, 08/31/2028	395	404
4.38%, 11/30/2028	1,205	1,234
4.38%, 11/30/2030	4,125	4,248
4.50%, 11/15/2025	1,000	1,004
4.50%, 07/15/2026	1,500	1,514
4.50%, 11/15/2033	1,415	1,489
4.63%, 06/30/2025	1,840	1,845
4.63%, 03/15/2026	2,000	2,018
4.63%, 09/15/2026	300	304
4.63%, 10/15/2026	700	711
4.63%, 11/15/2026	600	610
4.63%, 09/30/2028	200	207
4.63%, 09/30/2030	360	376
4.75%, 07/31/2025	1,700	1,708
4.88%, 11/30/2025	1,390	1,405
4.88%, 10/31/2028	200	209
4.88%, 10/31/2030	700	741
5.00%, 08/31/2025	5,340	5,390
U.S. Treasury STRIP Coupon Bonds,
Zero Coupon, 05/15/2024	800	785
Zero Coupon, 05/15/2026	5,000	4,532
Zero Coupon, 11/15/2026	5,000	4,457
Zero Coupon, 11/15/2028 (ee) (ff)	12,000	9,938
Zero Coupon, 11/15/2038 (ee) (jj)	6,250	3,363

SEE NOTES TO FINANCIAL STATEMENTS.

144	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Long Positions — continued
U.S. Treasury Obligations — continued
Zero Coupon, 11/15/2041 (jj)		200	92
Zero Coupon, 08/15/2045 (jj)		600	233

Total U.S. Treasury Obligations (Cost $1,222,337)			1,192,136

Short-Term Investments — 1.6%
Time Deposits — 1.5%
Australia & New Zealand Banking Group Ltd.,
2.77%, 01/02/2024	AUD	104	71
3.06%, 01/03/2024	NZD	29	18
BNP Paribas SA, 0.55%, 01/03/2024	CHF	561	667
Brown Brothers Harriman & Co.,
0.55%, 01/03/2024	CHF	19	23
2.13%, 01/02/2024	DKK	5,452	807
2.45%, 01/02/2024	SGD	31	24
3.19%, 01/02/2024	NOK	1,056	104
4.16%, 01/02/2024	GBP	584	745
4.25%, 01/02/2024	HKD	4	—	(h)
Citibank NA,
2.71%, 01/02/2024	EUR	1,721	1,900
4.68%, 01/02/2024		32,159	32,159
Royal Bank of Canada,
2.71%, 01/02/2024	EUR	3,119	3,443
3.79%, 01/02/2024	CAD	13	10
4.16%, 01/02/2024	GBP	8,696	11,084
4.68%, 01/02/2024		24,021	24,021
Skandinaviska Enskilda Banken AB, (1.49%), 01/02/2024	SEK	3,821	379
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2024	JPY	117,121	831
4.68%, 01/02/2024		77,403	77,403

Total Time Deposits			153,689

U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills,
Zero Coupon, 02/29/2024 (hh) (ii)		4,598	4,559
Zero Coupon, 03/28/2024 (hh) (ii)		562	555
Zero Coupon, 02/15/2024 (ii)		3	3
Zero Coupon, 01/11/2024		1,691	1,689
Zero Coupon, 01/25/2024 (ii)		3	3
Zero Coupon, 01/04/2024		66	66
Zero Coupon, 04/18/2024		3,000	2,954

Total U.S. Treasury Obligations			9,829

Total Short-Term Investments (Cost $163,515)			163,518

Total Investments, Before Short Positions — 108.3% (Cost — $11,137,639)			11,037,128

Liabilities in Excess of Other Assets — (8.3)%			(844,038)

NET ASSETS — 100.0%			$10,193,090

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Short Positions — 4.1%
Mortgage-Backed Securities — 4.1%
FHLMC Pool, Single Family, 15 years,
3.50%, 12/01/2035	50	48
3.50%, 02/01/2036	173	167
FNMA or FHLMC, Single Family, 15 years,
TBA, 2.00%, 01/01/2039 (w)	200	180
TBA, 3.00%, 01/01/2038 (w)	4,500	4,243
TBA, 3.50%, 01/01/2039 (w)	100	96
TBA, 4.00%, 01/15/2027 (w)	1,900	1,863
FNMA or FHLMC, Single Family, 30 years,
TBA, 2.50%, 01/01/2054 (w)	12,000	10,217
TBA, 3.00%, 01/01/2054 (w)	94,300	83,547
TBA, 3.00%, 02/01/2054 (w)	70,300	62,349
TBA, 3.50%, 01/01/2054 (w)	68,065	62,519
TBA, 3.50%, 02/01/2054 (w)	66,065	60,744
TBA, 4.00%, 01/01/2054 (w)	50	47
TBA, 4.50%, 01/01/2054 (w)	9,900	9,607
TBA, 4.50%, 02/01/2054 (w)	6,600	6,409
TBA, 5.50%, 01/01/2054 (w)	67,600	67,943
TBA, 6.50%, 01/01/2054 (w)	33,200	34,024
FNMA Pool, Single Family, 15 years,
3.50%, 06/01/2035	263	257
3.50%, 04/01/2035	816	787
GNMA II Pool, Single Family, 30 years, 4.00%, 12/20/2050	2,379	2,295
GNMA, Single Family, 30 years, TBA, 2.50%, 01/01/2054 (w)	11,500	10,070

Total Mortgage-Backed Securities (Proceeds $404,426)		417,412

Total Securities Sold Short— 4.1% (Proceeds $404,426)		417,412

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	145

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro Bund	36	03/2024	EUR	5,285	169
Euro Buxl	41	03/2024	EUR	5,884	530
Euro Schatz	107	03/2024	EUR	12,505	80
Long Gilt	154	03/2024	GBP	19,104	1,046
SOFR 3 Month	1,813	03/2024	USD	430,089	566
U.S. Treasury 10 Year Note	180	03/2024	USD	19,786	534
U.S. Treasury 2 Year Note	45	03/2024	USD	9,175	92
U.S. Treasury 5 Year Note	49	03/2024	USD	5,240	90
U.S. Treasury Long Bond	174	03/2024	USD	20,244	1,496
U.S. Treasury Ultra Bond	51	03/2024	USD	6,220	593
U.S. Ultra Treasury 10 Year Note	3	03/2024	USD	337	17

					5,213

Short Contracts
Euro BOBL	(185)	03/2024	EUR	(23,974)	(386)
Euro Bund	(55)	03/2024	EUR	(8,135)	(197)
SOFR 3 Month	(106)	12/2023	USD	(25,233)	153
SOFR 3 Month	(1,229)	03/2024	USD	(292,395)	(983)
SOFR 3 Month	(690)	09/2024	USD	(164,026)	(1,410)
U.S. Treasury 10 Year Note	(298)	03/2024	USD	(32,541)	(1,100)
U.S. Treasury 2 Year Note	(92)	03/2024	USD	(18,754)	(190)
U.S. Treasury 5 Year Note	(13)	03/2024	USD	(1,385)	(29)
U.S. Treasury Long Bond	(20)	03/2024	USD	(2,309)	(190)
U.S. Treasury Ultra Bond	(4)	03/2024	USD	(522)	(12)
U.S. Ultra Treasury 10 Year Note	(48)	03/2024	USD	(5,418)	(246)

					(4,590)

Total unrealized appreciation (depreciation)					623

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
AUD	110	USD	73	Deutsche Bank AG	01/03/2024	2
AUD	620	USD	422	Morgan Stanley & Co.	01/03/2024	1
AUD	3,020	USD	2,053	Toronto-Dominion Bank (The)	01/03/2024	5
CNY	7,171,700	USD	1,010,953	Brown Brothers Harriman & Co.	01/03/2024	257
CNY	8,000	USD	1,128	Brown Brothers Harriman & Co.	01/03/2024	—	(h)
USD	222	CZK	4,945	Goldman Sachs International	01/03/2024	1
USD	9,628	CZK	214,619	UBS AG London	01/03/2024	32
SEK	850	EUR	75	Bank of America, NA	01/03/2024	2
EUR	2,235	USD	2,442	Citibank, NA	01/03/2024	25
EUR	77	SEK	850	Goldman Sachs International	01/03/2024	—	(h)
EUR	2,500	USD	2,726	Goldman Sachs International	01/03/2024	34
EUR	66,000	USD	72,114	Morgan Stanley & Co.	01/03/2024	747
EUR	485	USD	530	Morgan Stanley & Co.	01/03/2024	5
USD	232	EUR	210	Morgan Stanley & Co.	01/03/2024	—	(h)
USD	700	EUR	633	Morgan Stanley & Co.	01/03/2024	1
EUR	510	USD	557	Morgan Stanley & Co.	01/03/2024	6

SEE NOTES TO FINANCIAL STATEMENTS.

146	SIX CIRCLES TRUST	DECEMBER 31, 2023

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	640	USD	700	UBS AG London	01/03/2024	7
EUR	210	USD	230	UBS AG London	01/03/2024	2
GBP	556	USD	708	Goldman Sachs International	01/03/2024	—	(h)
GBP	140,294	USD	178,745	Goldman Sachs International	01/03/2024	80
GBP	448,307	USD	571,359	Goldman Sachs International	01/03/2024	76
GBP	15,650	USD	19,818	Morgan Stanley & Co.	01/03/2024	130
HKD	200	USD	26	Toronto-Dominion Bank (The)	01/03/2024	—	(h)
NZD	492	USD	311	Goldman Sachs International	01/03/2024	—	(h)
SGD	551	USD	417	Morgan Stanley & Co.	01/03/2024	—	(h)
CHF	125	EUR	131	Citibank, NA	01/04/2024	4
CHF	40	USD	46	Citibank, NA	01/04/2024	2
CHF	385	USD	442	Goldman Sachs International	01/04/2024	16
CHF	20	USD	23	Morgan Stanley & Co.	01/04/2024	1
USD	48	CHF	40	Morgan Stanley & Co.	01/04/2024	—	(h)
EUR	135	CHF	125	Morgan Stanley & Co.	01/04/2024	—	(h)
JPY	3,120,486	USD	22,012	Standard Chartered Bank	01/05/2024	126
AUD	602	USD	396	Citibank, NA	01/12/2024	15
CAD	4,815	USD	3,525	Morgan Stanley & Co.	01/12/2024	109
USD	3,039	EUR	2,750	Barclays Bank plc	01/12/2024	2
USD	6,074	EUR	5,497	Goldman Sachs International	01/12/2024	4
USD	852	GBP	668	Barclays Bank plc	01/12/2024	—	(h)
USD	1,188	GBP	932	Goldman Sachs International	01/12/2024	—	(h)
GBP	633	USD	792	Morgan Stanley & Co.	01/12/2024	15
AUD	1,138	USD	733	Citibank, NA	01/19/2024	43
AUD	156	USD	99	Morgan Stanley & Co.	01/19/2024	8
CAD	1,328	USD	978	HSBC Bank plc	01/19/2024	24
EUR	516	USD	566	Morgan Stanley & Co.	01/19/2024	4
JPY	129,568	USD	867	Morgan Stanley & Co.	01/19/2024	55
CHF	5	USD	6	Citibank, NA	02/02/2024	—	(h)
USD	11,645	CHF	9,732	Morgan Stanley & Co.	02/02/2024	35
USD	4,092	CHF	3,420	Morgan Stanley & Co.	02/02/2024	12
USD	9,822	CZK	219,564	Goldman Sachs International	02/02/2024	15
USD	232	CZK	5,185	UBS AG London	02/02/2024	—	(h)
USD	149	DKK	1,005	Citibank, NA	02/02/2024	—	(h)
USD	7,123	DKK	47,907	Morgan Stanley & Co.	02/02/2024	16
USD	16	DKK	105	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	25	DKK	165	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	1,093	DKK	7,350	Morgan Stanley & Co.	02/02/2024	2
USD	15	DKK	100	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	299	EUR	270	Citibank, NA	02/02/2024	—	(h)
USD	3,459,096	EUR	3,121,916	Citibank, NA	02/02/2024	8,204
USD	886,944	EUR	801,103	Goldman Sachs International	02/02/2024	1,424
USD	61	EUR	55	Goldman Sachs International	02/02/2024	—	(h)
USD	20,955	EUR	18,941	Goldman Sachs International	02/02/2024	18
USD	11	EUR	10	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	86,264	EUR	78,000	Morgan Stanley & Co.	02/02/2024	44
USD	20,959	EUR	18,950	UBS AG London	02/02/2024	12
USD	13	GBP	10	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	17,723	GBP	13,900	Morgan Stanley & Co.	02/02/2024	2
USD	8,020	GBP	6,290	UBS AG London	02/02/2024	1
USD	4,872	HUF	1,692,556	Morgan Stanley & Co.	02/02/2024	15
JPY	49,610	USD	353	Deutsche Bank AG	02/02/2024	—	(h)
USD	4,368	NOK	44,335	UBS AG London	02/02/2024	1
USD	233	NOK	2,360	UBS AG London	02/02/2024	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	147

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	11,857	PLN	46,623	Goldman Sachs International	02/02/2024	13
USD	413	PLN	1,625	UBS AG London	02/02/2024	—	(h)
USD	6,380	RON	28,710	UBS AG London	02/02/2024	12
USD	232	RON	1,045	UBS AG London	02/02/2024	—	(h)
USD	54	SEK	540	Morgan Stanley & Co.	02/02/2024	—	(h)
USD	7,602	SEK	76,130	Morgan Stanley & Co.	02/02/2024	44
USD	3,426	SEK	34,313	Morgan Stanley & Co.	02/02/2024	20
USD	465	SEK	4,680	UBS AG London	02/02/2024	—	(h)
USD	362	CLP	319,372	Morgan Stanley & Co.	03/20/2024	1
KRW	1,811,874	USD	1,382	Barclays Bank plc	03/20/2024	32
KRW	27,070	USD	21	Goldman Sachs International	03/20/2024	—	(h)
USD	15	MYR	70	Morgan Stanley & Co.	03/20/2024	—	(h)

Total unrealized appreciation						11,764

USD	2,425	AUD	3,670	Bank of New York Mellon	01/03/2024	(76)
USD	27	AUD	40	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	27	AUD	40	UBS AG London	01/03/2024	(1)
USD	9,029	CNY	64,400	Brown Brothers Harriman & Co.	01/03/2024	(51)
USD	3,080	CNY	22,000	Brown Brothers Harriman & Co.	01/03/2024	(22)
USD	5,234	CNY	37,400	Brown Brothers Harriman & Co.	01/03/2024	(39)
USD	8,683	CNY	62,000	Brown Brothers Harriman & Co.	01/03/2024	(59)
USD	674	CNY	4,800	Brown Brothers Harriman & Co.	01/03/2024	(2)
USD	966,744	CNY	6,875,000	Brown Brothers Harriman & Co.	01/03/2024	(2,631)
USD	2,414	CNY	17,200	Brown Brothers Harriman & Co.	01/03/2024	(12)
USD	4,782	CNY	34,000	Brown Brothers Harriman & Co.	01/03/2024	(12)
USD	5,870	CNY	41,900	Brown Brothers Harriman & Co.	01/03/2024	(37)
CZK	219,564	USD	9,832	Goldman Sachs International	01/03/2024	(14)
USD	333	DKK	2,270	Goldman Sachs International	01/03/2024	(3)
DKK	47,907	USD	7,112	Morgan Stanley & Co.	01/03/2024	(17)
DKK	7,350	USD	1,091	Morgan Stanley & Co.	01/03/2024	(3)
USD	6,693	DKK	45,637	Morgan Stanley & Co.	01/03/2024	(65)
USD	1,005	DKK	6,855	Morgan Stanley & Co.	01/03/2024	(10)
USD	51	DKK	350	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	16	DKK	105	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	6	DKK	40	UBS AG London	01/03/2024	(—)	(h)
EUR	3,121,916	USD	3,455,024	Citibank, NA	01/03/2024	(8,585)
USD	876,614	EUR	801,913	Goldman Sachs International	01/03/2024	(8,658)
EUR	18,941	USD	20,930	Goldman Sachs International	01/03/2024	(20)
EUR	801,103	USD	885,900	Goldman Sachs International	01/03/2024	(1,522)
USD	55	EUR	50	Goldman Sachs International	01/03/2024	(—)	(h)
USD	21,031	EUR	19,236	Morgan Stanley & Co.	01/03/2024	(205)
USD	93	EUR	85	Morgan Stanley & Co.	01/03/2024	(1)
USD	60	EUR	55	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	3,396,589	EUR	3,105,526	Morgan Stanley & Co.	01/03/2024	(31,758)
USD	2,111	EUR	1,935	Morgan Stanley & Co.	01/03/2024	(25)
USD	88,932	EUR	81,390	UBS AG London	01/03/2024	(919)
USD	3,778	EUR	3,500	UBS AG London	01/03/2024	(86)
USD	586,652	GBP	463,957	Bank of America, NA	01/03/2024	(4,731)
USD	13	GBP	10	Goldman Sachs International	01/03/2024	(—)	(h)
USD	2,336	GBP	1,845	Goldman Sachs International	01/03/2024	(15)
USD	1,114	GBP	880	Morgan Stanley & Co.	01/03/2024	(8)
USD	173,938	GBP	137,569	UBS AG London	01/03/2024	(1,413)
USD	13	GBP	10	UBS AG London	01/03/2024	(—)	(h)
USD	678	GBP	536	UBS AG London	01/03/2024	(5)
USD	26	HKD	200	Toronto-Dominion Bank (The)	01/03/2024	(—)	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

148	SIX CIRCLES TRUST	DECEMBER 31, 2023

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	220	HUF	77,225	Goldman Sachs International	01/03/2024	(2)
HUF	1,692,556	USD	4,891	Morgan Stanley & Co.	01/03/2024	(13)
USD	4,626	HUF	1,615,331	Morgan Stanley & Co.	01/03/2024	(31)
USD	4,148	NOK	44,335	Morgan Stanley & Co.	01/03/2024	(216)
NOK	44,335	USD	4,365	UBS AG London	01/03/2024	(1)
USD	290	NZD	472	Goldman Sachs International	01/03/2024	(9)
USD	12	NZD	20	UBS AG London	01/03/2024	(—)	(h)
USD	11,688	PLN	46,623	Goldman Sachs International	01/03/2024	(161)
PLN	46,623	USD	11,861	Goldman Sachs International	01/03/2024	(12)
RON	28,710	USD	6,384	UBS AG London	01/03/2024	(12)
USD	6,303	RON	28,710	UBS AG London	01/03/2024	(69)
USD	52	SEK	540	Goldman Sachs International	01/03/2024	(2)
USD	3,243	SEK	33,858	Goldman Sachs International	01/03/2024	(114)
USD	7,291	SEK	76,130	Goldman Sachs International	01/03/2024	(257)
USD	3	SEK	30	Morgan Stanley & Co.	01/03/2024	(—)	(h)
SEK	76,130	USD	7,593	Morgan Stanley & Co.	01/03/2024	(45)
SEK	540	USD	54	Morgan Stanley & Co.	01/03/2024	(—)	(h)
SEK	34,313	USD	3,422	Morgan Stanley & Co.	01/03/2024	(20)
USD	18	SEK	185	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	23	SEK	240	UBS AG London	01/03/2024	(1)
USD	15	SGD	20	Morgan Stanley & Co.	01/03/2024	(—)	(h)
USD	397	SGD	531	Toronto-Dominion Bank (The)	01/03/2024	(5)
USD	335	CHF	290	Goldman Sachs International	01/04/2024	(10)
CHF	3,420	USD	4,080	Morgan Stanley & Co.	01/04/2024	(13)
USD	11,265	CHF	9,827	Morgan Stanley & Co.	01/04/2024	(420)
USD	3,915	CHF	3,415	Morgan Stanley & Co.	01/04/2024	(146)
CHF	9,732	USD	11,610	Morgan Stanley & Co.	01/04/2024	(38)
USD	29	CHF	25	UBS AG London	01/04/2024	(1)
EUR	270	USD	298	Citibank, NA	01/04/2024	(—)	(h)
USD	153	EUR	140	Goldman Sachs International	01/04/2024	(2)
USD	16	EUR	15	Morgan Stanley & Co.	01/04/2024	(—)	(h)
USD	55	EUR	50	Morgan Stanley & Co.	01/04/2024	(—)	(h)
USD	71	EUR	65	UBS AG London	01/04/2024	(—)	(h)
USD	330	JPY	48,560	Morgan Stanley & Co.	01/05/2024	(14)
USD	18	JPY	2,702	Morgan Stanley & Co.	01/05/2024	(1)
USD	148	JPY	21,160	Morgan Stanley & Co.	01/05/2024	(2)
USD	208	JPY	29,480	Morgan Stanley & Co.	01/05/2024	(1)
USD	57	JPY	8,350	Standard Chartered Bank	01/05/2024	(2)
USD	90	JPY	12,880	Standard Chartered Bank	01/05/2024	(1)
USD	36	JPY	5,180	Standard Chartered Bank	01/05/2024	(—)	(h)
USD	60	JPY	8,580	UBS AG London	01/05/2024	(1)
USD	20,302	JPY	2,983,594	UBS AG London	01/05/2024	(866)
USD	1,294	DKK	8,822	Barclays Bank plc	01/09/2024	(13)
USD	981	DKK	6,648	BNP Paribas	01/09/2024	(4)
USD	72,602	EUR	66,055	Morgan Stanley & Co.	01/09/2024	(336)
USD	536	CAD	727	HSBC Bank plc	01/12/2024	(12)
USD	654	EUR	605	Barclays Bank plc	01/12/2024	(13)
USD	49,484	EUR	45,177	Citibank, NA	01/12/2024	(407)
USD	84,189	EUR	76,861	Citibank, NA	01/12/2024	(692)
USD	2,798	EUR	2,560	Goldman Sachs International	01/12/2024	(29)
USD	5,674	EUR	5,191	HSBC Bank plc	01/12/2024	(59)
USD	1,885	EUR	1,727	Morgan Stanley & Co.	01/12/2024	(22)
USD	442	EUR	410	Morgan Stanley & Co.	01/12/2024	(10)
USD	84,529	EUR	76,861	Morgan Stanley & Co.	01/12/2024	(352)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	149

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	1,923	EUR	1,752	Morgan Stanley & Co.	01/12/2024	(12)
USD	921	EUR	853	Morgan Stanley & Co.	01/12/2024	(21)
USD	49,684	EUR	45,177	Morgan Stanley & Co.	01/12/2024	(207)
USD	614	GBP	485	Goldman Sachs International	01/12/2024	(4)
USD	1,453	GBP	1,147	HSBC Bank plc	01/12/2024	(10)
USD	26,512	GBP	21,057	HSBC Bank plc	01/12/2024	(330)
USD	15,648	GBP	12,428	HSBC Bank plc	01/12/2024	(194)
USD	415	JPY	58,489	Barclays Bank plc	01/12/2024	(—)	(h)
USD	56,785	JPY	8,397,715	Citibank, NA	01/12/2024	(2,858)
USD	1,158	JPY	170,128	Goldman Sachs International	01/12/2024	(50)
USD	7,625	AUD	11,841	Morgan Stanley & Co.	01/19/2024	(448)
USD	10,488	CAD	14,222	Barclays Bank plc	01/19/2024	(247)
USD	601	CAD	814	Goldman Sachs International	01/19/2024	(14)
USD	2,774	CHF	2,476	Goldman Sachs International	01/19/2024	(175)
USD	952	CZK	22,045	Barclays Bank plc	01/19/2024	(34)
USD	665	DKK	4,651	Morgan Stanley & Co.	01/19/2024	(24)
USD	389	EUR	360	Barclays Bank plc	01/19/2024	(9)
USD	350	EUR	330	HSBC Bank plc	01/19/2024	(14)
USD	1,025	EUR	949	Morgan Stanley & Co.	01/19/2024	(23)
USD	442	HUF	163,362	Goldman Sachs International	01/19/2024	(28)
USD	338	NOK	3,663	Citibank, NA	01/19/2024	(22)
USD	684	NZD	1,136	Morgan Stanley & Co.	01/19/2024	(34)
USD	775	PLN	3,307	Citibank, NA	01/19/2024	(65)
USD	561	RON	2,629	Barclays Bank plc	01/19/2024	(23)
USD	1,064	SEK	11,538	HSBC Bank plc	01/19/2024	(81)
CNH	3,554	USD	500	Goldman Sachs International	01/30/2024	(—)	(h)
USD	54,844	CNH	398,209	Goldman Sachs International	01/30/2024	(1,149)
CNH	3,444	USD	485	Morgan Stanley & Co.	01/30/2024	(1)
USD	422	AUD	620	Morgan Stanley & Co.	02/02/2024	(1)
USD	2,055	AUD	3,020	Toronto-Dominion Bank (The)	02/02/2024	(5)
CHF	40	USD	48	Morgan Stanley & Co.	02/02/2024	(—)	(h)
CHF	125	EUR	135	Morgan Stanley & Co.	02/02/2024	(—)	(h)
USD	423	CHF	355	UBS AG London	02/02/2024	(—)	(h)
USD	1,013,841	CNY	7,171,700	Brown Brothers Harriman & Co.	02/02/2024	(654)
USD	11,594	CNY	82,000	Brown Brothers Harriman & Co.	02/02/2024	(6)
SEK	850	EUR	77	Goldman Sachs International	02/02/2024	(—)	(h)
EUR	632	USD	700	Morgan Stanley & Co.	02/02/2024	(1)
EUR	210	USD	232	Morgan Stanley & Co.	02/02/2024	(—)	(h)
USD	571,454	GBP	448,307	Goldman Sachs International	02/02/2024	(83)
USD	709	GBP	556	Goldman Sachs International	02/02/2024	(—)	(h)
USD	178,775	GBP	140,294	Goldman Sachs International	02/02/2024	(82)
USD	26	HKD	200	Toronto-Dominion Bank (The)	02/02/2024	(—)	(h)
USD	22,109	JPY	3,120,486	Standard Chartered Bank	02/02/2024	(130)
USD	311	NZD	492	Goldman Sachs International	02/02/2024	(—)	(h)
SEK	1,775	USD	176	Citibank, NA	02/02/2024	(—)	(h)
SGD	30	USD	23	Deutsche Bank AG	02/02/2024	(—)	(h)
USD	417	SGD	551	Morgan Stanley & Co.	02/02/2024	(—)	(h)
USD	1,791	IDR	27,858,741	Bank of America, NA	03/20/2024	(17)
USD	949	IDR	14,870,382	UBS AG London	03/20/2024	(16)
USD	788	ILS	2,907	Citibank, NA	03/20/2024	(17)
USD	83	KRW	105,960	Bank of America, NA	03/20/2024	(—)	(h)
USD	631	KRW	815,269	Citibank, NA	03/20/2024	(5)
USD	2,492	KRW	3,269,690	UBS AG London	03/20/2024	(58)
USD	1,812	MXN	31,682	HSBC Bank plc	03/20/2024	(30)
USD	1,325	MYR	6,136	Barclays Bank plc	03/20/2024	(17)

SEE NOTES TO FINANCIAL STATEMENTS.

150	SIX CIRCLES TRUST	DECEMBER 31, 2023

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
USD	698	MYR	3,210	Goldman Sachs International	03/20/2024	(5)
USD	126	PEN	473	Barclays Bank plc	03/20/2024	(1)
USD	82	PEN	305	Citibank, NA	03/20/2024	(1)
USD	1,264	SGD	1,689	Citibank, NA	03/20/2024	(20)
USD	6	THB	210	Deutsche Bank AG	03/20/2024	(—)	(h)
USD	15	THB	520	Goldman Sachs International	03/20/2024	(—)	(h)
USD	1,352	THB	48,057	Morgan Stanley & Co.	03/20/2024	(65)
USD	615	THB	21,799	UBS AG London	03/20/2024	(29)

Total unrealized depreciation						(72,762)

Net unrealized appreciation (depreciation)						(60,998)

Over the Counter (“OTC”) Interest Rate Swaps contracts outstanding as of December 31, 2023:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/ RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	2.44% quarterly	Pay	Morgan Stanley & Co.	11/17/2030	MYR	5,000	(—	)(h)	(88)	(88)
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	3.88% quarterly	Pay	Morgan Stanley & Co.	11/23/2030	MYR	1,030	—		3	3
CFETS China Fixing Repo Rates 7 Day	2.36% quarterly	Pay	Morgan Stanley & Co.	09/01/2030	CNY	7,000	—		2	2

Total							(—	)(h)	(83)	(83)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2023:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)		UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2024	JPY	600,000	(11)		9	(2)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.14% annually	Pay	12/06/2024	JPY	123,790	—	(h)	1	1
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.10% semi-annually	Pay	12/03/2025	JPY	140,000	(—	)(h)	(3)	(3)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2027	JPY	400,000	(32)		(8)	(40)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Pay	07/08/2028	JPY	975,000	(162)		13	(149)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Receive	07/08/2029	JPY	300,000	70		(4)	66
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.05)% annually	Receive	07/08/2030	JPY	780,000	257		(25)	232
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.30% semi-annually	Pay	12/03/2030	JPY	143,500	(—	)(h)	(27)	(27)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.05% annually	Pay	07/08/2032	JPY	120,000	(40)		(10)	(50)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.10% annually	Pay	07/08/2033	JPY	245,000	(98)		(17)	(115)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.15% annually	Pay	07/08/2037	JPY	135,000	(78)		(30)	(108)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.30% annually	Pay	07/08/2043	JPY	210,000	(225)		(37)	(262)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	151

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	0.45% annually	Pay	07/08/2048	JPY	115,000	(141)	(22)	(163)
BBSW ASX Australian 6 Month	2.50% semi-annually	Pay	12/03/2025	AUD	3,390	269	(341)	(72)
BBSW ASX Australian 6 Month	2.75% semi-annually	Pay	12/03/2030	AUD	1,035	144	(200)	(56)
BBSW ASX Australian 6 Month	2.80% semi-annually	Pay	12/03/2033	AUD	2,350	(214)	32	(182)
BBSW ASX Australian 6 Month	2.80% semi-annually	Pay	12/03/2033	AUD	485	(42)	4	(38)
Canadian Overnight Repo Rate Average	4.45% semi-annually	Pay	12/03/2024	CAD	13,145	45	(60)	(15)
Canadian Overnight Repo Rate Average	3.65% semi-annually	Pay	12/03/2027	CAD	8,000	132	(54)	78
Canadian Overnight Repo Rate Average	3.50% semi-annually	Pay	12/03/2029	CAD	2,325	52	(13)	39
Canadian Overnight Repo Rate Average	3.45% semi-annually	Pay	12/03/2032	CAD	2,155	40	7	47
Canadian Overnight Repo Rate Average	3.55% semi-annually	Pay	12/03/2042	CAD	1,895	56	20	76
Canadian Overnight Repo Rate Average	3.30% semi-annually	Pay	12/03/2052	CAD	1,510	36	35	71
Canadian Overnight Repo Rate Average	3.30% semi-annually	Pay	12/03/2053	CAD	585	27	3	30
CFETS China Fixing Repo Rates 7 Day	2.30% quarterly	Pay	05/11/2025	CNY	19,045	12	(1)	11
CFETS China Fixing Repo Rates 7 Day	2.81% quarterly	Pay	04/12/2026	CNY	3,590	— (h)	9	9
CFETS China Fixing Repo Rates 7 Day	2.40% quarterly	Pay	05/11/2026	CNY	5,970	7	1	8
CFETS China Fixing Repo Rates 7 Day	2.60% quarterly	Pay	05/11/2028	CNY	34,750	48	32	80
Colombia IBR Overnight Nominal Interbank Reference Rate	4.44% quarterly	Pay	09/10/2030	COP	2,257,000	— (h)	(95)	(95)
ESTR Volume Weighted Trimmed Mean Rate	1.20% annually	Pay	05/11/2052	EUR	1,810	(182)	(308)	(490)
GPW Benchmark WIBID/WIBOR PLN 6 Months	4.82% annually	Pay	11/28/2030	PLN	1,000	— (h)	6	6
KRW Certificate of Deposit 3 Month	3.15% quarterly	Pay	08/04/2024	KRW	1,448,000	— (h)	(5)	(5)
KRW Certificate of Deposit 3 Month	1.00% quarterly	Pay	09/01/2025	KRW	2,400,000	— (h)	(75)	(75)
KRW Certificate of Deposit 3 Month	3.14% quarterly	Pay	04/19/2028	KRW	860,000	— (h)	2	2
KRW Certificate of Deposit 3 Month	1.07% quarterly	Pay	04/27/2030	KRW	200,000	(8)	(10)	(18)
KRW Certificate of Deposit 3 Month	0.97% quarterly	Pay	08/14/2030	KRW	2,100,000	— (h)	(205)	(205)
KRW Certificate of Deposit 3 Month	0.94% quarterly	Pay	08/19/2030	KRW	5,075,000	(83)	(412)	(495)
KRW Certificate of Deposit 3 Month	2.82% quarterly	Pay	04/28/2032	KRW	1,245,595	(13)	– (h)	(13)
KRW Certificate of Deposit 3 Month	3.15% quarterly	Pay	03/10/2033	KRW	1,068,660	(17)	28	11
KRW Certificate of Deposit 3 Month	3.61% quarterly	Pay	11/24/2033	KRW	805,000	— (h)	33	33
KRW Certificate of Deposit 3 Month	3.10% quarterly	Pay	03/10/2043	KRW	161,125	(3)	5	2
SONIA Interest Rate Benchmark	0.45% annually	Pay	03/31/2026	GBP	1,250	— (h)	(170)	(170)
SONIA Interest Rate Benchmark	1.10% annually	Receive	05/08/2030	GBP	4,590	1,148	(359)	789
SONIA Interest Rate Benchmark	1.15% annually	Receive	05/08/2033	GBP	165	(50)	10	(40)
SONIA Interest Rate Benchmark	1.20% annually	Pay	05/08/2038	GBP	345	(140)	24	(116)
SONIA Interest Rate Benchmark	1.25% annually	Receive	05/08/2043	GBP	895	381	(8)	373
SONIA Interest Rate Benchmark	1.25% annually	Pay	05/08/2046	GBP	1,865	300	(1,153)	(853)
SONIA Interest Rate Benchmark	1.25% annually	Pay	05/08/2048	GBP	1,155	(638)	87	(551)
Swiss Average Rate ON Intraday Value	2.00% annually	Pay	05/08/2030	CHF	1,700	80	43	123
Swiss Average Rate ON Intraday Value	0.13% annually	Pay	11/05/2031	CHF	150	2	(16)	(14)
Swiss Average Rate ON Intraday Value	1.91% annually	Pay	03/31/2033	CHF	400	— (h)	34	34
Thailand Overnight Repo Rate ON	1.15% quarterly	Pay	11/19/2030	THB	31,000	— (h)	(79)	(79)
United States SOFR	1.75% annually	Pay	06/15/2025	USD	15,200	(730)	(137)	(867)
United States SOFR	3.50% annually	Receive	06/21/2026	USD	5,500	129	(24)	105
United States SOFR	2.00% annually	Receive	12/21/2027	USD	5,400	449	39	488
United States SOFR	1.22% annually	Receive	08/15/2028	USD	5,797	— (h)	666	666
United States SOFR	1.50% semi-annually	Pay	12/15/2028	USD	27,300	(3,606)	419	(3,187)
United States SOFR	4.25% annually	Receive	03/20/2029	USD	15,800	(512)	(68)	(580)
United States SOFR	3.50% annually	Pay	12/20/2030	USD	14,000	484	(486)	(2)
United States SOFR	3.50% annually	Receive	12/20/2033	USD	45,100	2,149	(2,188)	(39)
United States SOFR	3.25% annually	Receive	12/20/2053	USD	7,200	834	(733)	101

Total						126	(5,821)	(5,695)

(a)	Value of floating rate index as of December 31, 2023 was as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

152	SIX CIRCLES TRUST	DECEMBER 31, 2023

FLOATING RATE INDEX
Bank Negara Malaysia KLIBOR Interbank Offered Rate Fixing 3 Month	3.77%
Bank of Japan Final Result: Unsecured Overnight Call Rate TONAR	(0.04)%
BBSW ASX Australian 6 Month	4.45%
Canadian Overnight Repo Rate Average	5.06%
CFETS China Fixing Repo Rates 7 Day	2.40%
Colombia IBR Overnight Nominal Interbank Reference Rate	12.05%
ESTR Volume Weighted Trimmed Mean Rate	3.88%
GPW Benchmark WIBID/WIBOR PLN 6 Months	5.72%
KRW Certificate of Deposit 3 Month	3.83%
SONIA Interest Rate Benchmark	5.19%
Swiss Average Rate ON Intraday Value	1.70%
Thailand Overnight Repo Rate ON	2.50%
United States SOFR	5.38%

Centrally Cleared Credit Default Swaps contracts outstanding — buy protection (1) as of December 31, 2023:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (2)	NOTIONAL AMOUNT (3)		UPFRONT PAYMENTS (RECEIPTS)($)(4)	UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
CDX.NA.IG.41-V1	1.00	quarterly	12/20/2028	0.57	USD	5,090	(100)	—	(h)	(100)

Total							(100)	—	(h)	(100)

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(3)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(4)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Written Put Option contracts on securities as of December 31, 2023:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 5.00%, 01/16/2054	Citigroup Global Markets, Inc.	(8,000)	USD	(636)	USD	97.95	01/09/2024	$(7)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.00%, 01/16/2054	BofA Securities, Inc.	(5,000)	USD	(1,508)	USD	98.81	01/09/2024	(15)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.00%, 01/16/2054	Citigroup Global Markets, Inc.	(7,000)	USD	(2,111)	USD	98.81	01/09/2024	(21)
FNMA or FHLMC, Single Family, 30 years, TBA, 5.00%, 02/13/2054	BofA Securities, Inc.	(19,000)	USD	(8,368)	USD	98.13	02/04/2024	(85)
FNMA or FHLMC, Single Family, 30 years, TBA, 6.50%, 02/13/2054	Citigroup Global Markets, Inc.	(6,500)	USD	(888)	USD	101.38	02/06/2024	(9)

								(137)

Written Call Option contracts on securities as of December 31, 2023:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT		EXERCISE PRICE		EXPIRATION DATE	VALUE
FNMA or FHLMC, Single Family, 30 years, TBA, 5.00%, 01/16/2054	Citigroup Global Markets, Inc.	(17,000)	USD	(11,138)	USD	98.47	01/09/2024	(113)
FNMA or FHLMC, Single Family, 30 years, TBA, 6.00%, 02/13/2054	BofA Securities, Inc.	(18,000)	USD	(14,716)	USD	101.09	02/06/2024	(146)

								(259)

Total Written Options Contracts (Premiums Received $326)								(396)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	153

Six Circles Global Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Reverse Repurchase Agreements
COUNTERPARTY	BORROWING RATE	SETTLEMENT DATE	MATURITY DATE	AMOUNT BORROWED	PAYABLE FOR REVERSE REPURCHASE AGREEMENTS	COLLATERAL PLEDGED/ (RECEIVED)	NET AMOUNT (DUE TO)/FROM COUNTERPATRY
BofA Securities, Inc.	5.58%	12/14/2023	1/16/2024	(2,747)	(2,755)	2,755	—
Citigroup Global Markets Ltd.	5.52%	12/13/2023	1/16/2024	(49,937)	(50,083)	50,083	—
Wells Fargo Bank NA	5.52%	12/13/2023	1/16/2024	(53,897)	(54,054)	54,054	—
Wells Fargo Bank NA	5.49%	11/13/2023	1/16/2024	(9,813)	(9,886)	9,886	—
Wells Fargo Bank NA	5.49%	11/13/2023	1/16/2024	(864)	(870)	870	—

					(117,648)

Accounted for as Secured Borrowings
Remaining Contractual Maturity of the Agreements
	OVERNIGHT AND CONTINUOUS	UP TO 30 DAYS	31-90 DAYS	GREATER THAN 90 DAYS	TOTAL
Reverse Repurchase Agreements
Mortgage Backed Securities	—	(117,648)	—	—	(117,648)

Payable for Reverse Repurchase Agreements					(117,648)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

ACES	— Alternative Credit Enhancement Securities
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of December 31, 2023.
ASX	— Australian Stock Exchange
BAM	— Insured by Build America Mutual
BBSW	— Bank Bill Swap Rate
CDX	— Credit Default Swap Index
CFETS	— China Foreign Exchange Trade System
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
CPI	— Consumer Price Index
EURIBOR	— Euro Interbank Offered Rate
ESTR	— Euro short-term rate
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
IBR	— Indicador Bancario de Referencia
ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2023. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

KLIBOR	— Kuala Lumpur Interbank Offered Rate
LIBOR	— London Interbank Offered Rate
OYJ	— Public Limited Company
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REIT	— Real Estate Investment Trust
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMICS	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SOFR	— Secured Overnight Financing Rate
SONIA	— Sterling Overnight Interbank Average Rate
STRIP

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2023.
TBA	— To Be Announced
TONAR	— Tokyo Overnight Average Rate
VA	— Veterans Administration

SEE NOTES TO FINANCIAL STATEMENTS.

154	SIX CIRCLES TRUST	DECEMBER 31, 2023

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2023.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2023.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(ee)	— Approximately $2,525 of these investments are restricted as collateral for swaps to various brokers.
(ff)	— Approximately $494 of these investments are restricted as collateral for futures to Citigroup Global Markets, Inc.
(gg)	— Position, or portion thereof, has been segregated to collateralize reverse repurchase agreements.
(hh)	— Approximately $4,800 of these investments are restricted as collateral for TBAs to various brokers.

(ii)	— Approximately $1,130 of these investments are restricted as collateral for forwards to various brokers.
(jj)	— Approximately $10,200 of these investments are restricted as collateral for bi-lateral derivatives to various brokers.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan
CNY	— Chinese Yuan
COP	— Colombian Peso
CZK	— Czech Koruna
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
ILS	— Israeli New Shekel
JPY	— Japanese Yen
KRW	— Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty
RON	— Romanian Leu
SEK	— Swedish Krona
SGD	— Singapore Dollar
THB	— Thai Baht
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	155

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Corporate Bond — 0.0% (g)
Consumer Non-cyclical — 0.0% (g)
Healthcare — Services — 0.0% (g)
Tower Health, Series 2020, 4.45%, 02/01/2050 (Cost $866)	1,000	472

Municipal Bonds — 97.2% (t)
Alabama — 3.2%
Alabama Economic Settlement Authority, BP Settlement, Series A, Rev., 4.00%, 09/15/2033	1,000	1,003
Alabama Federal Aid Highway Finance Authority, Garvee,
Series A, Rev., 5.00%, 09/01/2032 (p)	1,160	1,264
Series A, Rev., 5.00%, 09/01/2035 (p)	1,000	1,089
Series A, Rev., 5.00%, 09/01/2036 (p)	2,000	2,131
Alabama Housing Finance Authority, South Oak Residence Project, Rev., 1.25%, 12/01/2025 (z)	4,270	4,169
Alabama Public School and College Authority, Social Bonds,
Series A, Rev., 5.00%, 11/01/2037	6,400	7,267
Series A, Rev., 5.00%, 11/01/2039	10,000	11,221
Alabama Special Care Facilities Financing Authority, Ascension Senior Credit Group, Series C, Rev., 5.00%, 11/15/2046	5,000	5,071
Black Belt Energy Gas District,
Rev., 4.00%, 06/01/2051 (z)	23,030	23,192
Series B1, Rev., 4.00%, 04/01/2053 (z)	2,000	2,004
Series B2, Rev., (SIFMA Municipal Swap Index + 0.65%), 4.52%, 04/01/2053 (aa)	9,250	9,083
Series B, Rev., LIQ: Royal Bank of Canada, 5.25%, 12/01/2053 (z)	4,845	5,271
Series C1, Rev., 5.25%, 02/01/2053 (z)	12,245	13,076
Series C, Rev., 5.50%, 10/01/2054 (z)	5,000	5,524
Series D1, Rev., LIQ: Royal Bank of Canada, 4.00%, 07/01/2052 (z)	3,930	3,952
Black Belt Energy Gas District, Gas Project,
Series D1, Rev., 5.50%, 06/01/2049 (z)	7,100	7,598
Series F, Rev., 5.50%, 11/01/2053 (z)	10,625	11,344
Black Belt Energy Gas District, Gas Project Bonds Project No. 7, Rev., 4.00%, 10/01/2052 (z)	13,120	13,179
Black Belt Energy Gas District, Gas Project No. 8, Series A, Rev., 4.00%, 12/01/2052 (z)	4,910	4,840
Black Belt Energy Gas District, Project No. 4, Series A1, Rev., 4.00%, 12/01/2049 (z)	6,810	6,826
Black Belt Energy Gas District, Project No. 5, Series A1, Rev., 4.00%, 10/01/2049 (z)	5,000	5,017
Black Belt Energy Gas District, Project No. 6, Series B, Rev., 4.00%, 10/01/2052 (z)	9,005	9,045
City of Birmingham, Warrants, Series A, GO, 4.00%, 06/01/2032	4,075	4,344
County of Jefferson, Sewer Revenue, Senior Lien, Warrants, Series A, Rev., AGM, 5.50%, 10/01/2053	500	510

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Alabama — continued
County of Jefferson, Sewer Revenue, Subordinated Lien, Series D, Rev., 6.50%, 10/01/2053	220	231
Energy Southeast A Cooperative District,
Series A1, Rev., 5.50%, 11/01/2053 (z)	1,500	1,642
Series B1, Rev., 5.75%, 04/01/2054 (z)	650	728
Health Care Authority for Baptist Health, Affiliate Of UAB Health System Community, Rev., 5.00%, 11/15/2032	10,495	11,927
Health Care Authority of the City of Huntsville, Health System,
Series B1, Rev., 4.00%, 06/01/2045	1,750	1,717
Series B1, Rev., 5.00%, 06/01/2038	1,000	1,066
Hoover Industrial Development Board, Green Bonds, Rev., AMT, 6.38%, 11/01/2050 (z)	2,375	2,563
Hoover Industrial Development Board, United States Steel Corporation, Rev., AMT, 5.75%, 10/01/2049	3,500	3,556
Huntsville Public Building Authority, Rev., 5.00%, 02/01/2052	3,000	3,204
Industrial Development Board of the City of Mobile Alabama, Alabama Power Co. Barry Plant, Rev., 3.65%, 07/15/2034 (z)	8,795	8,810
Lower Alabama Gas District (The), Gas Project Revenue Bonds, Rev., 4.00%, 12/01/2050 (z)	3,250	3,262
Madison Water & Wastewater Board, Rev., 5.25%, 12/01/2048	1,700	1,931
Selma Industrial Development Board, International Paper Co. Project, Rev., 1.38%, 05/01/2034 (z)	1,000	959
Southeast Alabama Gas Supply District (The), Project No. 2, Series A, Rev., 4.00%, 06/01/2049 (z)	3,765	3,767
Southeast Energy Authority A Cooperative District, Project #4, Series B1, Rev., 5.00%, 05/01/2053 (z)	5,825	6,088
Southeast Energy Authority A Cooperative District, Project #6,
Series B, Rev., LIQ: Royal Bank of Canada, 5.00%, 06/01/2030	2,225	2,400
Series B, Rev., LIQ: Royal Bank of Canada, 5.00%, 01/01/2054 (z)	10,000	10,673
Southeast Energy Authority A Cooperative District, Project 1, Series A, Rev., 4.00%, 11/01/2051 (z)	4,580	4,581
Southeast Energy Authority A Cooperative District, Project 2, Series B, Rev., 4.00%, 12/01/2051 (z)	6,000	5,990
Southeast Energy Authority A Cooperative District, Project No. 3, Series A1, Rev., 5.50%, 01/01/2053 (z)	1,820	1,976
Southeast Energy Authority A Cooperative District, Project No. 5, Series A, Rev., 5.25%, 01/01/2054 (z)	15,000	15,963

SEE NOTES TO FINANCIAL STATEMENTS.

156	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Alabama — continued
State of Alabama Docks Department, Docks,
Series A, Rev., AGM, AMT, 5.00%, 10/01/2025	1,750	1,795
Series A, Rev., AGM, AMT, 5.00%, 10/01/2026	1,890	1,968
Tuscaloosa City Board of Education, Warrants, Rev., 5.00%, 08/01/2041 (p)	2,525	2,675
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A, Rev., 4.50%, 05/01/2032 (e)	777	740
UAB Medicine Finance Authority, Series B, Rev., 5.00%, 09/01/2041	1,750	1,788
University of South Alabama, Rev., AGM, 4.00%, 11/01/2035	2,000	2,023

		262,043

Alaska — 0.2%
Alaska Housing Finance Corp., General Mortgage, Series B, Rev., 3.25%, 12/01/2044	1,475	1,440
Alaska Housing Finance Corp., Social Bonds State Capital,
Rev., 5.00%, 06/01/2032	920	1,060
Rev., 5.00%, 12/01/2032	945	1,085
City of Anchorage Electric Revenue, Senior Lien, Series A, Rev., 5.00%, 12/01/2041 (p)	1,000	1,017
Northern Tobacco Securitization Corp., Senior, Series B2, Rev., Zero Coupon, 06/01/2066	9,475	1,247
State of Alaska International Airports System,
Series C, Rev., AMT, 5.00%, 10/01/2025	1,000	1,027
Series C, Rev., AMT, 5.00%, 10/01/2027	2,000	2,125
Series C, Rev., AMT, 5.00%, 10/01/2030	5,000	5,554

		14,555

Arizona — 1.5%
Arizona Board of Regents, Series A, Rev., 5.00%, 07/01/2043	2,480	2,719
Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.00%, 01/01/2044 (p)	1,055	1,055
Arizona Health Facilities Authority, Scottsdale Lincoln Hospital Project, Rev., 5.00%, 12/01/2029	2,705	2,740
Arizona Industrial Development Authority,
Series 2019-2, Rev., 3.63%, 05/20/2033	1,156	1,094
Series A, Rev., 4.00%, 09/01/2035	225	229
Series A, Rev., 4.00%, 09/01/2036	250	253
Arizona Industrial Development Authority, GreatHearts Arizona Project,
Series A, Rev., 5.00%, 07/01/2024	125	126
Series A, Rev., 5.00%, 07/01/2026	125	130

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Arizona — continued
Arizona Industrial Development Authority, Jerome Facilities Project, Series B, Rev., 4.00%, 07/01/2051	2,000	1,778
Arizona Industrial Development Authority, Phoenix Children’s Hospital, Rev., 5.00%, 02/01/2033	2,000	2,327
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Aliante,
Rev., 3.00%, 12/15/2031 (e)	475	417
Rev., 4.00%, 12/15/2041 (e)	500	416
Rev., 4.00%, 12/15/2051 (e)	700	527
Arizona Industrial Development Authority, Sustainable Bonds Equitable, Rev., 5.00%, 11/01/2028	2,870	3,109
Arizona State University,
Series A, Rev., 5.00%, 07/01/2043	1,105	1,197
Series C, Rev., 5.00%, 07/01/2042	2,000	2,068
Arizona State University, Board of Regents,
Series B, Rev., 5.00%, 07/01/2026	100	106
Series B, Rev., 5.00%, 07/01/2042	2,000	2,112
Chandler Industrial Development Authority, Intel Corp. Project,
Rev., AMT, 5.00%, 09/01/2042 (z)	3,000	3,120
Rev., AMT, 5.00%, 09/01/2052 (z)	2,860	2,974
City of Bullhead Excise Taxes Revenue, Second Series, Rev., 0.60%, 07/01/2024	250	245
City of Mesa, GO, 5.00%, 07/01/2042	5,330	6,179
City of Mesa Utility System Revenue, Rev., 5.00%, 07/01/2032	1,000	1,107
City of Phoenix, Civic Improvement Corp.,
Series A, Rev., 5.00%, 07/01/2029	1,000	1,109
Series A, Rev., 5.00%, 07/01/2031	2,000	2,209
Series A, Rev., 5.00%, 07/01/2032	1,000	1,104
Series A, Rev., 5.00%, 07/01/2034	3,785	4,284
Series B, Rev., 5.00%, 07/01/2024	130	131
City of Phoenix, Civic Improvement Corp., Airport Revenue, Junior Lien,
Series A, Rev., 5.00%, 07/01/2044	1,000	1,082
Series B, Rev., AMT, 5.00%, 07/01/2027	1,500	1,596
Series B, Rev., AMT, 5.00%, 07/01/2033	2,000	2,186
City of Phoenix, Civic Improvement Corp., Junior Lien, Series A, Rev., 5.00%, 07/01/2029	1,515	1,725
City of Phoenix, Civic Improvement Corp., Junior Lien Airport Special Obligation, Rev., 4.00%, 07/01/2040	3,555	3,597
County of Pima Sewer System Revenue, Rev., 5.00%, 07/01/2028	500	556
Gilbert Public Facilities Municipal Property Corp., Rev., 5.00%, 07/01/2026	1,025	1,086
Gilbert Water Resource Municipal Property Corp., Green Bond Senior Lien, Rev., 4.00%, 07/15/2047	1,000	1,013

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	157

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Arizona — continued
Industrial Development Authority of the County of Pima (The), American Leadership Academy,
Rev., 4.00%, 06/15/2025 (e)	2,555	2,524
Rev., 4.00%, 06/15/2027 (e)	2,680	2,623
Rev., 4.00%, 06/15/2030 (e)	1,510	1,453
Industrial Development Authority of the County of Pima (The), Tucson Medical Center, Rev., 4.00%, 04/01/2035	825	841
Industrial Development Authority of the County of Yavapai, Waste Management, Inc. Project, Rev., AMT, 1.30%, 06/01/2027	3,260	2,900
Maricopa County Industrial Development Authority, Banner Health,
Rev., 5.00%, 01/01/2053 (z)	2,925	3,165
Series A3, Rev., 5.00%, 01/01/2053 (z)	3,000	3,344
Series A, Rev., 4.00%, 01/01/2041	4,000	4,006
Maricopa County Pollution Control Corp., Southern California Edison, Rev., 2.40%, 06/01/2035	4,280	3,483
Maricopa County Special Health Care District, Series C, GO, 4.00%, 07/01/2037	21,910	22,518
Maricopa County Unified School District No. 69 Paradise Valley, GO, 4.00%, 07/01/2036	1,170	1,215
Maricopa County Unified School District No. 97-Deer Valley, Series E, GO, 5.00%, 07/01/2025	500	516
Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.00%, 12/01/2045	8,300	8,537
Salt River Project Agricultural Improvement & Power District, Salt River Project,
Series A, Rev., 5.00%, 01/01/2026	3,000	3,142
Series B, Rev., 5.00%, 01/01/2044	3,325	3,802
Salt Verde Financial Corp., Rev., 5.00%, 12/01/2032	420	459
Tempe Industrial Development Authority, Friendship Village of Tempe, Rev., 1.13%, 12/01/2026	170	170

		122,404

Arkansas — 0.2%
Arkansas Development Finance Authority, Rev., 5.00%, 06/01/2027	535	580
Arkansas Development Finance Authority Public Safety Charges Revenue, Division of Emergency Management Project, Rev., 5.00%, 06/01/2024	1,000	1,008
Arkansas Development Finance Authority, Big River Steel Project,
Rev., AMT, 4.50%, 09/01/2049 (e)	3,130	3,106
Rev., AMT, 4.75%, 09/01/2049 (e)	7,000	7,000

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Arkansas — continued
Arkansas Development Finance Authority, Green Bond United States, Rev., AMT, 5.45%, 09/01/2052	3,000	2,999

		14,693

California — 9.5%
Alameda County, Oakland Unified School District, GO, 5.00%, 08/01/2027	65	69
Anaheim City School District, Election 2016, Series A, GO, 4.00%, 08/01/2048	4,000	4,012
Anaheim Housing & Public Improvements Authority, Series A, Rev., 5.00%, 10/01/2050	1,780	1,827
Anaheim Public Financing Authority, Senior Public Improvement Project, Series A, Rev., BAM, 5.00%, 09/01/2036	2,250	2,380
Anaheim Union High School District, Capital Appreciation Election 2002, GO, NATL, Zero Coupon, 08/01/2028	2,175	1,910
Bay Area Toll Authority, San Francisco Bay Area,
Rev., 2.00%, 04/01/2053 (z)	2,200	2,191
Series C, Rev., (SIFMA Municipal Swap Index + 0.45%), 4.32%, 04/01/2056 (aa)	2,675	2,640
Bay Area Toll Authority, San Francisco Bay Area Toll, Rev., (SIFMA Municipal Swap Index + 0.41%), 4.28%, 04/01/2056 (aa)	5,000	4,859
Cabrillo Unified School District, Election 2018, Series B, GO, 5.00%, 08/01/2050	5,000	5,306
California Community Choice Financing Authority, Series B1, Rev., 4.00%, 02/01/2052 (z)	9,655	9,720
California Community Choice Financing Authority, Green Bond, Series A1, Rev., 4.00%, 05/01/2053 (z)	6,860	6,961
California Community Choice Financing Authority, Green Bonds Clean Energy Project,
Rev., 5.00%, 07/01/2053 (z)	12,050	12,800
Rev., 5.00%, 12/01/2053 (z)	6,160	6,546
Rev., 5.00%, 02/01/2054 (z)	3,245	3,503
Rev., 5.25%, 01/01/2054 (z)	14,375	15,206
California Community Choice Financing Authority, Sustainability Bonds Clean Energy, Rev., 5.25%, 11/01/2054 (z)	17,825	19,301
California Community Choice Financing Authority, Sustainable Bond Clean Energy, Rev., 5.50%, 10/01/2054 (z)	2,220	2,463
California County, Tobacco Securitization Agency, Series A, Rev., 5.00%, 06/01/2027	10	11
California County, Tobacco Securitization Agency, Senior Bonds, Merced County Tobacco Funding Corporation, Rev., 5.00%, 06/01/2032	340	377

SEE NOTES TO FINANCIAL STATEMENTS.

158	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
California County, Tobacco Securitization Agency, Sonoma County Securitization,
Rev., 5.00%, 06/01/2031	255	283
Rev., 5.00%, 06/01/2032	250	277
Rev., 5.00%, 06/01/2033	300	332
Rev., 5.00%, 06/01/2049	250	258
California Educational Facilities Authority, Loyola Marymount University, Series A, Rev., NATL, Zero Coupon, 10/01/2037	340	203
California Educational Facilities Authority, University Southern California, Series C, Rev., 5.25%, 10/01/2024 (p)	210	214
California Health Facilities Financing Authority, Rev., 5.00%, 10/01/2039 (p) (z)	945	982
California Health Facilities Financing Authority, Adventist Health System, Rev., 3.00%, 03/01/2041 (z)	1,815	1,813
California Health Facilities Financing Authority, Cedars Sinai Health System, Rev., 4.00%, 08/15/2040	4,050	4,173
California Health Facilities Financing Authority, Children’s Hospital,
Rev., 3.00%, 11/01/2039	3,765	3,400
Rev., 4.00%, 11/01/2035	1,460	1,564
California Health Facilities Financing Authority, City of Hope, Rev., 5.00%, 11/15/2049	3,000	3,058
California Health Facilities Financing Authority, Commonspirit Health,
Series A, Rev., 4.00%, 04/01/2037	3,000	3,072
Series A, Rev., 4.00%, 04/01/2038	3,500	3,547
Series A, Rev., 5.00%, 04/01/2033	3,000	3,335
California Health Facilities Financing Authority, Kaiser Permanente,
Series A2, Rev., 4.00%, 11/01/2044	3,000	2,999
Series A-1-S, Rev., 5.00%, 11/01/2027	2,500	2,746
Series A-2, Rev., 4.00%, 11/01/2038	6,270	6,380
California Health Facilities Financing Authority, PIH Health, Series A, Rev., 5.00%, 06/01/2035	3,010	3,310
California Health Facilities Financing Authority, Stanford Health Care, Series A, Rev., 5.00%, 11/15/2030	2,000	2,195
California Health Facilities Financing Authority, Sutter Health,
Series A, Rev., 4.00%, 11/15/2048	2,240	2,212
Series A, Rev., 5.00%, 08/15/2043 (p)	465	482
California Health Facilities Financing Authority, Unrefunded, Rev., 5.00%, 10/01/2039 (z)	1,055	1,083
California Housing Finance Agency, Series 2021-1, Rev., 3.50%, 11/20/2035	959	934
California Housing Finance Agency, Sustainable Certificates, Series A, Rev., 3.25%, 08/20/2036	6,659	6,263

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
California Housing Finance Agency, Symphony at Del Sur, Rev., 5.00%, 05/01/2054 (z)	425	445
California Infrastructure & Economic Development Bank, Brightline West Passenger, Rev., AMT, 3.65%, 01/01/2050 (e) (z)	11,995	11,982
California Infrastructure & Economic Development Bank, J. Paul Getty Trust, Rev., 3.00%, 10/01/2047 (z)	1,000	1,003
California Infrastructure & Economic Development Bank, Los Angeles County, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 4.57%, 12/01/2050 (aa)	1,370	1,335
California Infrastructure & Economic Development Bank, Sanford Consortium Project, Series A, Rev., 5.00%, 05/15/2031	1,230	1,310
California Municipal Finance Authority, Community Facilities No. 2023-5 Improvement, Special Tax, 5.50%, 09/01/2048	600	624
California Municipal Finance Authority, Draw Down Waste Management, Rev., AMT, 4.80%, 11/01/2041 (z)	1,460	1,470
California Municipal Finance Authority, Open Door Community Health Center,
Rev., 4.00%, 09/15/2034	920	990
Rev., 4.00%, 09/15/2035	960	1,022
Rev., 4.00%, 09/15/2036	1,000	1,048
California Municipal Finance Authority, Republic Services, Rev., AMT, 4.38%, 09/01/2053 (z)	4,350	4,470
California Municipal Finance Authority, Simpson University, Series A, Rev., 6.00%, 10/01/2050 (e)	2,000	2,018
California Municipal Finance Authority, Southern California Institute, Rev., 5.00%, 12/01/2037	745	777
California Municipal Finance Authority, Subordinate Caritas Project, Series B, Rev., 4.00%, 08/15/2041	300	286
California Municipal Finance Authority, Sustainable Bond, Rev., AMT, 4.00%, 12/15/2042 (e) (z)	5,000	5,000
California Municipal Finance Authority, Taxable Virginia Oceanside Health Care Center, Rev., 3.64%, 07/01/2030 (e)	2,985	2,655
California Municipal Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 4.50%, 10/01/2045 (z)	5,000	5,001
Series A, Rev., AMT, 2.40%, 10/01/2044 (z)	4,960	4,592

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	159

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
California Pollution Control Financing Authority, Plant Bonds,
Rev., AMT, 5.00%, 07/01/2037 (e)	1,500	1,501
Rev., AMT, 5.00%, 11/21/2045 (e)	5,000	5,000
California Pollution Control Financing Authority, Poseidon Resources, Rev., AMT, 5.00%, 07/01/2037 (e)	2,200	2,328
California Public Finance Authority, Enso Village Project, Rev., 2.13%, 11/15/2027 (e)	855	854
California Public Finance Authority, Enso Village Project, Green Bond, Rev., 5.00%, 11/15/2036 (e)	325	326
California Public Finance Authority, Henry Mayo Newhall Hospital, Rev., 5.00%, 10/15/2032	1,000	1,027
California Public Finance Authority, Sharp Healthcare,
Series A, Rev., 5.00%, 08/01/2028 (w)	4,970	5,545
Series A, Rev., 5.00%, 08/01/2030 (w)	2,040	2,373
California School Finance Authority, Rocketship Education Obligated, Series A, Rev., 5.00%, 06/01/2034 (e)	1,230	1,249
California State Public Works Board, Series H, Rev., 5.00%, 12/01/2026	1,000	1,044
California State Public Works Board, Corrections Facilities, Series A, Rev., 5.00%, 09/01/2039	7,560	7,630
California State Public Works Board, Forward Delivery, Series A, Rev., 5.00%, 02/01/2030	2,500	2,888
California State Public Works Board, Various Capital Projects,
Rev., 4.00%, 11/01/2030	1,245	1,293
Rev., 4.00%, 11/01/2031	1,000	1,036
Rev., 5.00%, 11/01/2026	565	605
Rev., 5.00%, 09/01/2028	1,810	2,028
Series D, Rev., 4.00%, 11/01/2037	1,000	1,065
California State Public Works Board, Various Corrections Facilities, Series A, Rev., 5.00%, 09/01/2031	4,560	4,615
California State University, Series A, Rev., 5.00%, 11/01/2044	2,640	2,897
California State University, Systemwide, Series A, Rev., 4.00%, 11/01/2035	1,000	1,022
California Statewide Communities Development Authority, Series B, Special Assessment, 4.00%, 09/02/2040	570	552
California Statewide Communities Development Authority, Enloe Medical Center, Series A, Rev., AGM, 5.13%, 08/15/2047	500	554
California Statewide Communities Development Authority, Green Bond, Marin General Hospital, Rev., 4.00%, 08/01/2045	3,000	2,760

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
California Statewide Communities Development Authority, Loma Linda University Medical, Rev., 5.50%, 12/01/2058 (e)	2,000	2,045
California Statewide Communities Development Authority, Loma Linda University Medical Center,
Rev., 5.25%, 12/01/2044	6,065	6,080
Rev., 5.50%, 12/01/2054	1,100	1,098
Series A, Rev., 5.00%, 12/01/2026 (e)	300	310
Series A, Rev., 5.00%, 12/01/2041 (e)	2,000	1,996
Series A, Rev., 5.25%, 12/01/2056 (e)	3,000	3,009
California Statewide Communities Development Authority, Montage Health, Series A, Rev., 4.00%, 06/01/2028	435	463
California Statewide Communities Development Authority, Southern California Edison, Rev., 4.50%, 11/01/2033	1,000	1,089
Chino Valley Unified School District, Election of 2016, Series C, GO, Zero Coupon, 08/01/2034	125	88
City & County of San Francisco Special Tax District No. 2020-1, Mission Rock Facilities and Services,
Special Tax, 4.00%, 09/01/2031 (e)	300	304
Special Tax, 4.00%, 09/01/2036 (e)	155	154
City & County of San Francisco Special Tax District No. 2020-1, Special Tax,
Special Tax, 5.50%, 09/01/2043 (e)	2,060	2,153
City of Dixon, Community Facilities District Improvement, Special Tax, 4.00%, 09/01/2036	200	202
City of Fresno, Airport Revenue, Series A, Rev., BAM, AMT, 5.00%, 07/01/2048	1,000	1,072
City of Long Beach Airport System Revenue,
Series C, Rev., AGM, AMT, 5.00%, 06/01/2042	1,000	1,085
Series C, Rev., AGM, AMT, 5.25%, 06/01/2047	1,000	1,086
City of Los Angeles Department of Airports,
Rev., AMT, 5.00%, 05/15/2026	1,500	1,561
Series B, Rev., AMT, 5.00%, 05/15/2027	1,000	1,061
Series B, Rev., AMT, 5.00%, 05/15/2046	21,965	22,261
City of Los Angeles Department of Airports, Los Angeles International Airport, Rev., AMT, 5.00%, 05/15/2032	1,000	1,092
City of Los Angeles Department of Airports, Senior,
Series A, Rev., AMT, 4.75%, 05/15/2040	2,415	2,443
Series B, Rev., 5.00%, 05/15/2034	1,600	1,868
Series C, Rev., AMT, 5.00%, 05/15/2036	4,090	4,494
City of Los Angeles Department of Airports, Senior Bonds Green Bond Project,
Rev., AMT, 5.00%, 05/15/2029	4,000	4,394
Rev., AMT, 5.25%, 05/15/2047	4,000	4,351

SEE NOTES TO FINANCIAL STATEMENTS.

160	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
City of Los Angeles Department of Airports, Subordinate,
Series B, Rev., 5.00%, 05/15/2040	900	1,024
Series C, Rev., AMT, 5.00%, 05/15/2033	1,330	1,415
Series C, Rev., 5.00%, 05/15/2038	2,000	2,048
Series D, Rev., AMT, 5.00%, 05/15/2027	2,605	2,765
Series D, Rev., AMT, 5.00%, 05/15/2028	500	540
Series D, Rev., AMT, 5.00%, 05/15/2029	4,485	4,924
Series E, Rev., 5.00%, 05/15/2039	1,510	1,656
Series E, Rev., 5.00%, 05/15/2044	1,000	1,080
City of Los Angeles Department of Airports, Subordinate Los Angeles International Airport,
Rev., AMT, 5.00%, 05/15/2027	1,235	1,311
Rev., AMT, 5.00%, 05/15/2029	1,000	1,098
Rev., 5.00%, 05/15/2036	1,000	1,131
Rev., AMT, 5.25%, 05/15/2038	1,735	1,848
City of Los Angeles Department of Airports, Subordinate P3 Project,
Series A, Rev., AMT, 5.00%, 05/15/2026	1,180	1,228
Series A, Rev., AMT, 5.00%, 05/15/2046	8,000	8,504
City of Los Angeles Department of Airports, Sustainable Bond Subordinate, Rev., AMT, 5.00%, 05/15/2036	1,650	1,885
City of Los Angeles Department of Airports, Unrefunded Subordinate, Rev., AMT, 4.00%, 05/15/2038	1,995	2,026
City of Los Angeles Wastewater System Revenue, Subordinate, Series C, Rev., 5.00%, 06/01/2026	500	531
City of Roseville, Special Tax,
5.00%, 09/01/2035	1,160	1,243
4.00%, 09/01/2040	1,000	960
City of San Francisco, Public Utilities Commission Water Revenue, Regional Water, Series B, Rev., 5.00%, 11/01/2050	4,235	4,460
City of Santa Rosa Wastewater Revenue, Series A, Rev., 5.00%, 09/01/2033	1,770	2,063
City of Victorville Electric Revenue,
Series A, Rev., 5.00%, 05/01/2038	1,055	1,185
Series A, Rev., 5.00%, 05/01/2039	1,110	1,241
City of Woodland, Facilities District Number 2004 1 Capital Project, Special Tax, 4.00%, 09/01/2041	500	501
Coachella Valley Water District Drinking Water System Revenue, Notes, Series A, Rev., 1.38%, 06/01/2025	2,000	1,940
Coast Community College District, Election of 2012, Series F, GO, Zero Coupon, 08/01/2040	3,020	1,559
Compton Community Redevelopment Agency Successor Agency, Series A, Tax Allocation, AGM, 5.00%, 08/01/2042	750	834

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
Compton Unified School District, Series B, GO, BAM, Zero Coupon, 06/01/2036	1,400	861
County of Los Angeles Community Facilities District No. 2021-01, Valencia Facilities, Special Tax, 5.00%, 09/01/2033	105	116
County of Los Angeles, Community Facilities District No. 2021-01, Valencia Facilities, Special Tax, 5.00%, 09/01/2042	540	569
County of Sacramento, Community Facilities District #2004-1, Special Tax, 5.00%, 09/01/2035	1,335	1,386
CSCDA Community Improvement Authority, Series A, Rev., 5.00%, 01/01/2054 (e)	3,295	2,632
CSCDA Community Improvement Authority, Renaissance at City Center, Series A, Rev., 5.00%, 07/01/2051 (e)	215	201
CSCDA Community Improvement Authority, Social Bonds, Rev., 4.00%, 08/01/2056 (e)	410	308
CSCDA Community Improvement Authority, Union South Bay, Social Bonds, Rev., 4.00%, 07/01/2056 (e)	2,000	1,451
Department of Veterans Affairs, Veteran’s Farm & Home Purchase Program, Series A, Rev., 3.00%, 12/01/2050	750	737
East Bay Municipal Utility District Water System Revenue, Green Bond, Series A, Rev., 5.00%, 06/01/2035	1,200	1,306
East Side Union High School District, 2014 Election Education Tech,
Series D, GO, 5.00%, 08/01/2024	300	304
Series D, GO, 5.00%, 08/01/2025	400	414
Eastern Municipal Water District, Series A, Rev., 3.00%, 07/01/2024	30	30
Elk Grove Finance Authority, Special Tax, 4.00%, 09/01/2040	1,280	1,230
FHLMC Multifamily ML Certificates, Series 2021-ML10, Class A, Rev., 2.03%, 01/25/2038 (e)	335	260
Foothill-De Anza Community College District, Capital Appreciation, Series B, GO, AMBAC, Zero Coupon, 08/01/2032	7,930	6,319
Fremont Unified School District, Series D, GO, 3.00%, 08/01/2033	1,205	1,202
Fremont Unified School District, Election 2014, Series E, GO, 4.00%, 08/01/2042	2,230	2,295
Fresno Unified School District, Series D, GO, 2.00%, 08/01/2024	100	99
Golden State Tobacco Securitization Corp., Subordinated, Series B2, Rev., Zero Coupon, 06/01/2066	15,000	1,765
Golden State Tobacco Securitization Corp., Taxable Tobacco Settlement Asset Backed Bonds, Series C, Rev., 2.75%, 06/01/2034	1,900	1,599

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	161

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset Backed Bonds, Rev., 5.00%, 06/01/2051	2,235	2,342
Hayward Unified School District, COP, 5.25%, 08/01/2047	3,000	3,146
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Green Bond Measure R, Rev., 5.00%, 06/01/2027	1,000	1,092
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Proposition C, Series A, Rev., 5.00%, 07/01/2027	1,255	1,375
Los Angeles County Metropolitan Transportation Authority, Measure R Junior Subordinated, Green Bonds, Series A, Rev., 5.00%, 06/01/2034	7,000	7,607
Los Angeles County Sanitation Districts Financing Authority, Series A, Rev., 4.00%, 10/01/2033	1,000	1,033
Los Angeles County, Metropolitan Transportation Authority, Green Bond, Measure R Junior Subordinated, Series A, Rev., 5.00%, 06/01/2030	1,500	1,762
Los Angeles Department of Water,
Series B, Rev., 4.00%, 07/01/2027	1,500	1,591
Series B, Rev., 4.00%, 07/01/2029	1,000	1,095
Series B, Rev., 5.00%, 07/01/2037	740	815
Los Angeles Department of Water & Power,
Series A, Rev., 5.00%, 07/01/2029	3,000	3,456
Series B, Rev., 5.00%, 07/01/2039	500	584
Series C, Rev., 5.00%, 07/01/2038	275	321
Series E, Rev., 5.00%, 07/01/2044	2,000	2,011
Los Angeles Department of Water & Power Water System Revenue,
Series A, Rev., 4.00%, 07/01/2047	8,000	8,033
Series A, Rev., 5.00%, 07/01/2044	1,000	1,006
Los Angeles Department of Water & Power, Power System Bonds, Series C, Rev., 5.00%, 07/01/2037	1,000	1,129
Los Angeles Department of Water & Power, Power System Revenue,
Series A, Rev., 5.25%, 07/01/2049	9,500	10,311
Series B, Rev., 5.00%, 07/01/2038	1,000	1,061
Los Angeles Unified School District,
Series A, GO, 3.00%, 01/01/2034	2,000	1,989
Series C, GO, 4.00%, 07/01/2036	1,000	1,077
Series C, GO, 4.00%, 07/01/2038	2,860	3,018
Series C, GO, 5.00%, 07/01/2026	2,285	2,431
Series RYQ, GO, 5.00%, 07/01/2035	1,280	1,490
Los Angeles Unified School District, Election 2008, Series B1, GO, BAM, 5.00%, 07/01/2029	100	111

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
Los Angeles Unified School District, Sustainability Bonds, Series QRR, GO, 5.00%, 07/01/2026	550	585
Marin Municipal Water District, Subordinate, Rev., 4.00%, 06/15/2045	3,500	3,598
Metropolitan Water District of Southern California, Rev., 5.00%, 01/01/2038	3,015	3,300
Municipal Improvement Corp. of Los Angeles, Real Property, Series B, Rev., 5.00%, 11/01/2039	2,535	2,886
Natomas Unified School District,
Series A, GO, AGM, 4.00%, 08/01/2045	7,740	7,663
Series A, GO, AGM, 4.00%, 08/01/2049	2,655	2,607
Norman Y Mineta San Jose International Airport SJC,
Series A, Rev., AMT, 5.00%, 03/01/2027	1,480	1,559
Series A, Rev., AMT, 5.00%, 03/01/2031	1,000	1,115
Series A, Rev., AMT, 5.00%, 03/01/2032	2,000	2,226
Series A, Rev., AMT, 5.00%, 03/01/2036	1,160	1,207
Northern California Energy Authority, Series A, Rev., 4.00%, 07/01/2049 (z)	2,000	2,002
Norwalk-La Mirada Unified School District, Series D, GO, 3.00%, 08/01/2043	2,000	1,755
Norwalk-La Mirada Unified School District, Election 2014, Series E, GO, 3.00%, 08/01/2050	10,000	8,103
Oakland Unified School District, Election Of 2020,
Series A, GO, AGM, 5.00%, 08/01/2037	1,850	2,208
Series A, GO, AGM, 5.25%, 08/01/2041	1,410	1,673
Oakland Unified School District/Alameda County, Election Of 2012, Series A, GO, AGM, 4.00%, 08/01/2034	1,000	1,039
Ontario International Airport Authority, Series A, Rev., AGM, 5.00%, 05/15/2046	1,500	1,650
Orange County Community Facilities District, District No. 2021-1 Rienda, Series A, Special Tax, 5.00%, 08/15/2033	300	331
Orange County Transportation Authority, 405 Improvement Project, Rev., BAN, 5.00%, 10/15/2024 (p)	3,230	3,287
Oxnard Union High School District, Series B, GO, 5.00%, 08/01/2045	3,000	3,213
Palo Alto Unified School District, Capital Appreciation Election Of 2008, GO, Zero Coupon, 08/01/2032	15,385	12,135
Palomar Health, Rev., 5.00%, 11/01/2039	4,000	4,065
Palomar Health, Capital Appreciation, Electric of 2004,
Series A, GO, AGC, Zero Coupon, 08/01/2028	500	435
Series A, GO, AGC, Zero Coupon, 08/01/2031	330	261
Peralta Community College District, GO, 5.25%, 08/01/2037	2,000	2,417

SEE NOTES TO FINANCIAL STATEMENTS.

162	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
Pittsburg Public Financing Authority, Series A, Rev., AGM, 4.13%, 08/01/2047	1,400	1,442
Port of Oakland, Intermediate Lien,
Series H, Rev., AMT, 5.00%, 05/01/2027	2,500	2,658
Series H, Rev., AMT, 5.00%, 05/01/2028	4,275	4,615
Series H, Rev., AMT, 5.00%, 05/01/2029	980	1,072
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Special Tax, AGM, 5.25%, 09/01/2052	1,085	1,194
Sacramento City Unified School District, GO, BAM, 5.00%, 07/01/2031	525	620
Sacramento City Unified School District, Election of 2020 Measure,
GO, BAM, 5.00%, 08/01/2024	860	870
GO, BAM, 5.00%, 08/01/2038	500	565
Sacramento County Sanitation Districts Financing Authority, Series A, Rev., 5.00%, 12/01/2044	4,250	4,265
Sacramento Municipal Utility District, Electric, Series H, Rev., 4.00%, 08/15/2040	2,000	2,073
San Bernardino Community College District, Election of 2018, Series A, GO, 3.00%, 08/01/2041 (p)	2,000	2,055
San Diego Community College District, GO, 4.00%, 08/01/2032 (p)	2,910	3,029
San Diego County Regional Airport Authority, Subordinate, Series B, Rev., AMT, 4.00%, 07/01/2036	1,090	1,121
San Diego County Regional Airport Authority, Subordinated,
Rev., 5.00%, 07/01/2034	1,000	1,157
Series B, Rev., AMT, 5.00%, 07/01/2031	775	817
San Diego Public Facilities Financing Authority, Series A, Rev., 5.00%, 05/15/2039	1,565	1,633
San Diego Unified School District, Series K2, GO, Zero Coupon, 07/01/2038	2,045	1,163
San Diego Unified School District, Election 2008, Series E, GO, Zero Coupon, 07/01/2034	1,250	894
San Diego Unified School District, Election 2012, Series I, GO, 4.00%, 07/01/2047	8,000	8,041
San Diego Unified School District, Election Of 2008,
Series SR-3A, GO, 5.00%, 07/01/2034	500	621
Series SR-3A, GO, 5.00%, 07/01/2035	500	618
San Dieguito School Facilities Financing Authority, Special Tax, 5.00%, 03/01/2031	1,030	1,135
San Francisco Bay Area Rapid Transit District Sales Tax Revenue, Series A, Rev., 4.00%, 07/01/2037	2,350	2,430
San Francisco Bay Area Rapid Transit District, Election 2004, Green Bond, GO, 5.00%, 08/01/2036	1,875	2,019

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
San Francisco Bay Area Rapid Transit District, Green Bonds, Series C1, GO, 4.00%, 08/01/2032	1,000	1,086
San Francisco Bay Area Rapid Transit District, Sustainable Bond Transit District, GO, 3.00%, 08/01/2037	2,495	2,320
San Francisco City & County Airport Commission-San Francisco International Airport,
Series H, Rev., AMT, 5.00%, 05/01/2025	1,500	1,538
Series H, Rev., AMT, 5.00%, 05/01/2028	3,000	3,226
San Francisco City & County Airport Commission-San Francisco International Airport, Unrefunded,
Rev., AMT, 5.00%, 05/01/2027	775	819
Series A, Rev., AMT, 5.00%, 05/01/2044	1,495	1,496
San Francisco City & County Airport Comm-San Francisco International Airport,
Series A, Rev., AMT, 5.00%, 05/01/2025	2,000	2,051
Series A, Rev., AMT, 5.00%, 05/01/2027	3,000	3,170
Series A, Rev., AMT, 5.00%, 05/01/2030	2,000	2,217
Series A, Rev., AMT, 5.00%, 05/01/2032	2,000	2,244
Series C, Rev., 5.00%, 05/01/2046	1,920	1,979
Series H, Rev., AMT, 5.00%, 05/01/2027	5,500	5,815
San Francisco City & County Public Utilities Commission Wastewater Revenue, Green Bonds, Series C, Rev., 4.00%, 10/01/2048 (z)	2,290	2,422
San Francisco City & County Redevelopment Agency Successor Agency, Community Facilities No. 6 Mission Bay,
Special Tax, AGM, 5.00%, 08/01/2036	1,000	1,182
Special Tax, AGM, 5.25%, 08/01/2037	1,000	1,192
Special Tax, AGM, 5.25%, 08/01/2038	1,000	1,182
San Jacinto Unified School District, Election 2016, GO, 4.00%, 08/01/2042	3,870	4,027
San Joaquin Hills Transportation Corridor Agency, Junior Lien,
Series B, Rev., 5.25%, 01/15/2044	8,020	8,067
Series B, Rev., 5.25%, 01/15/2049	8,000	8,030
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road, Rev., 4.00%, 01/15/2034	3,000	3,229
San Jose Unified School District, Taxable, GO, 1.01%, 08/01/2027	1,700	1,517
San Mateo County Community College District, Capital Appreciation Election 2005, Series B, GO, NATL, Zero Coupon, 09/01/2035	1,955	1,380
Santa Clara Valley Water District, Water System Utility Improvement, COP, 5.00%, 06/01/2038	2,495	2,847
Santaluz Community Facilities District No. 2, Special Tax, 3.00%, 09/01/2024	95	95

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	163

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
California — continued
Sierra View Local Health Care District, Tulare Co., Rev., 4.00%, 07/01/2024	475	476
South San Francisco Public Facilities Financing Authority, Multiple Capital Projects at Orange Memorial Park, Rev., 5.25%, 06/01/2046	1,000	1,105
Southern California Public Power Authority, Green Bond Milford Wind Co.,
Rev., 5.00%, 07/01/2024	40	41
Rev., 5.00%, 07/01/2025	250	259
State of California,
GO, 3.00%, 11/01/2040	500	459
GO, 4.00%, 11/01/2041	1,000	1,010
GO, 5.00%, 09/01/2024	1,670	1,695
GO, 5.00%, 10/01/2026	2,000	2,134
GO, 5.00%, 04/01/2027	145	157
GO, 5.00%, 09/01/2027	2,000	2,184
GO, 5.00%, 04/01/2028	1,000	1,107
GO, 5.00%, 09/01/2028	3,160	3,534
GO, 5.00%, 04/01/2029	80	91
GO, 5.00%, 09/01/2029	2,005	2,294
GO, 5.00%, 11/01/2029	8,215	9,431
GO, 5.00%, 09/01/2034	6,000	7,020
GO, 5.00%, 10/01/2047	1,500	1,554
Series CU, GO, 5.50%, 12/01/2052	240	266
State of California, Bidding Group A, GO, 5.00%, 09/01/2027	3,000	3,277
State of California, Taxable, GO, 4.60%, 04/01/2038	11,000	10,605
State of California, Taxable Bidding Group A, GO, 1.75%, 10/01/2028	5,000	4,434
State of California, Taxable Group B, GO, 5.50%, 10/01/2025	9,000	9,109
State of California, Various Purpose,
GO, 4.00%, 09/01/2031	1,000	1,026
GO, 4.00%, 11/01/2033	3,550	3,710
GO, 4.00%, 10/01/2035	2,825	3,074
GO, 4.00%, 10/01/2036	8,850	9,559
GO, 4.00%, 10/01/2037	6,000	6,427
GO, 5.00%, 10/01/2029	1,000	1,146
GO, 5.00%, 04/01/2031	1,000	1,181
GO, 5.00%, 03/01/2034	2,180	2,511
GO, 5.00%, 03/01/2035	505	581
GO, 5.00%, 04/01/2035	1,000	1,126
State of California, Veterans Bonds, GO, 5.00%, 12/01/2031	5,500	5,597
Stockton Unified School District, Series B, GO, AGM, 5.00%, 08/01/2031	5,000	5,936
Tobacco Securitization Authority of Southern California, San Diego County Tobacco Asset Securitization,
Rev., 5.00%, 06/01/2027	750	790
Rev., 5.00%, 06/01/2028	750	803
University of California,
Series AR, Rev., 5.00%, 05/15/2041	2,000	2,087

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

California — continued
Series BM, Rev., 5.00%, 05/15/2029	5,000	5,746
Series BN, Rev., 5.00%, 05/15/2037	1,000	1,219
Series BN, Rev., 5.00%, 05/15/2038	5,000	6,019
Series S, Rev., 5.00%, 05/15/2031	1,500	1,796
University of California, Limited Project,
Series K, Rev., 5.00%, 05/15/2035	1,980	2,080
Series M, Rev., 4.00%, 05/15/2047	1,300	1,307
Series M, Rev., 5.00%, 05/15/2034	1,500	1,626
University of California, Limited Project Bonds, Series Q, Rev., 4.00%, 05/15/2040	1,000	1,034
University of California, Limited Project Revenue Bonds, Series Q, Rev., 5.00%, 05/15/2032	350	419
Upper Santa Clara Valley Joint Powers Authority,
Series A, Rev., 4.00%, 08/01/2045	1,500	1,503
Series A, Rev., 4.00%, 08/01/2050	2,000	1,988
Victor Valley Union High School District, Series B, GO, AGM, 4.00%, 08/01/2036	1,270	1,298
West Contra Costa Healthcare District, Special Tax, 5.00%, 07/01/2027	805	876
William S Hart Union High School District, Capital Appreciation Election 2001, Series B, GO, AGM, Zero Coupon, 09/01/2025	1,960	1,861

		772,272

Colorado — 3.0%
Adams & Weld Counties School District No. 27J Brighton, GO, 5.00%, 12/01/2042	1,000	1,060
Aerotropolis Regional Transportation Authority, Rev., 4.25%, 12/01/2041	500	426
Alpine Mountain Ranch Metropolitan District Special Improvement District No. 1, Special Assessment, 4.00%, 12/01/2040	500	428
Board of Water Commissioners City & County of Denver, Green Bond, Series A, Rev., 4.00%, 09/15/2042	2,180	2,199
Brighton Crossing Metropolitan District No. 6, Series A, GO, 5.00%, 12/01/2035	525	504
Castle Oaks Metropolitan District No. 3, GO, AGM, 4.00%, 12/01/2026	220	227
Centerra Metropolitan District No. 1, Rev., 6.50%, 12/01/2053	500	508
City & County of Denver Airport System Revenue,
Series A, Rev., AMT, 4.00%, 11/15/2041	3,000	3,025
Series A, Rev., AMT, 5.00%, 11/15/2026	3,500	3,679
Series A, Rev., AMT, 5.00%, 11/15/2027	3,000	3,214
Series A, Rev., AMT, 5.00%, 11/15/2028	1,000	1,087
Series A, Rev., AMT, 5.00%, 11/15/2029	1,000	1,103
Series A, Rev., AMT, 5.00%, 12/01/2030	3,000	3,339
Series A, Rev., AMT, 5.00%, 11/15/2047	5,000	5,351
Series A, Rev., AMT, 5.50%, 11/15/2053	4,000	4,396
Series B2, Rev., AMT, 5.00%, 11/15/2031 (z)	1,000	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

164	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Colorado — continued
Series B, Rev., 5.25%, 11/15/2053	4,775	5,340
Series D, Rev., AMT, 5.75%, 11/15/2040	4,750	5,528
Series D, Rev., AMT, 5.75%, 11/15/2041	3,000	3,476
Series D, Rev., AMT, 5.75%, 11/15/2045	11,050	12,615
City & County of Denver Airport System Revenue, Subordinate,
Series B, Rev., AMT, 5.00%, 11/15/2029	3,250	3,569
Series B, Rev., AMT, 5.00%, 11/15/2030	6,215	6,914
Series B, Rev., AMT, 5.00%, 11/15/2031	4,250	4,763
Series B, Rev., AMT, 5.50%, 11/15/2037	700	822
City & County of Denver Airport System Revenue, Subordinated,
Series A, Rev., AMT, 5.00%, 12/01/2027	5,840	6,240
Series A, Rev., AMT, 5.00%, 12/01/2034	2,510	2,686
Series A, Rev., AMT, 5.00%, 12/01/2043	3,000	3,115
City & County of Denver Dedicated Excise Tax Revenue, Series A, Rev., 4.00%, 08/01/2051	9,925	9,689
Colorado Bridge Enterprise, Central 70 Project,
Rev., AMT, 4.00%, 12/31/2025	1,000	1,011
Rev., AMT, 4.00%, 12/31/2030	1,505	1,515
Colorado Educational & Cultural Facilities Authority, Aspen View Academy Project,
Rev., 4.00%, 05/01/2036	175	171
Rev., 4.00%, 05/01/2041	175	160
Colorado Health Facilities Authority, AdventHealth Obligated Group,
Rev., 3.00%, 11/15/2051	9,790	7,339
Rev., 4.00%, 11/15/2038	2,000	2,039
Rev., 5.00%, 11/15/2038	1,000	1,122
Colorado Health Facilities Authority, Adventist Health System, Rev., 5.00%, 11/15/2036 (z)	1,295	1,368
Colorado Health Facilities Authority, Children’s Hospital, Series C, Rev., 5.00%, 12/01/2030	1,000	1,047
Colorado Health Facilities Authority, Commonspirit Health,
Rev., 5.25%, 11/01/2052	2,710	2,876
Series A1, Rev., 5.00%, 08/01/2027	1,025	1,087
Series A1, Rev., 5.00%, 08/01/2034	1,240	1,355
Series A2, Rev., 5.00%, 08/01/2028	2,215	2,390
Series A2, Rev., 5.00%, 08/01/2044	18,440	19,203
Colorado Health Facilities Authority, Improvement Bonds Christian Living Communities, Rev., 4.00%, 01/01/2042	500	422
Colorado Health Facilities Authority, Intermountain Healthcare, Rev., 5.00%, 05/15/2052	2,500	2,700
Colorado Health Facilities Authority, Sanford Health, Series A, Rev., 4.00%, 11/01/2039	1,020	1,041
Colorado Health Facilities Authority, SCL Health System, Series A, Rev., 5.00%, 01/01/2030	1,175	1,344

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Colorado — continued
Colorado Housing and Finance Authority, Series H, Rev., GNMA COLL, 3.00%, 05/01/2050	1,750	1,709
Colorado Housing and Finance Authority, Class III Bonds Sustainable Bond, Rev., GNMA COLL, 6.50%, 05/01/2054	700	789
Colorado Housing and Finance Authority, Social Bonds,
Series E, Rev., GNMA, 3.00%, 11/01/2051	2,535	2,461
Series H, Rev., GNMA, 3.00%, 11/01/2051	1,120	1,084
Series I, Rev., GNMA COLL, 6.00%, 05/01/2053	1,380	1,527
Series L, Rev., GNMA COLL, 3.25%, 11/01/2051	1,545	1,509
Colorado Housing and Finance Authority, Wintergreen Ridge Apartments Project, Rev., 4.00%, 05/01/2041 (z)	80	80
Copperleaf Metropolitan District No. 2, GO, BAM, 4.00%, 12/01/2025	470	480
Crystal Valley, Metropolitan District No. 2,
Series A, GO, AGM, 5.00%, 12/01/2028	500	556
Series A, GO, AGM, 5.00%, 12/01/2030	360	415
Denver City & County, School District No. 1, GO, 5.00%, 12/01/2029	1,000	1,067
Denver Convention Center Hotel Authority, Senior, Rev., 5.00%, 12/01/2036	1,320	1,342
Denver Urban Renewal Authority, Senior Subordinated Stapleton, Series B, Tax Allocation, 5.00%, 12/01/2025	500	520
E-470 Public Highway Authority, Series B, Rev., (United States SOFR * 0.67 + 0.35%), 3.96%, 09/01/2039 (aa)	1,485	1,481
E-470 Public Highway Authority, Capital Appreciation, Series A, Rev., NATL, Zero Coupon, 09/01/2027	1,250	1,121
E-470 Public Highway Authority, Capital Appreciation School Reform, Series B, Rev., NATL, Zero Coupon, 09/01/2030	290	237
E-470 Public Highway Authority, Senior,
Series A, Rev., 5.00%, 09/01/2027	1,000	1,084
Series A, Rev., 5.00%, 09/01/2028	1,000	1,104
Series A, Rev., 5.00%, 09/01/2040	2,775	2,799
Falcon Area Water & Wastewater Authority, Series A, Rev., 6.75%, 12/01/2034 (e)	3,000	3,049
Garfield Pitkin & Eagle Counties School District No. RE-1 Roaring Fork, GO, 4.00%, 12/15/2034 (p)	2,000	2,054
Jefferson Center Metropolitan District No. 1,
Series A2, Rev., 4.13%, 12/01/2040	575	503
Series A2, Rev., 4.38%, 12/01/2047	795	672
Jefferson County School District, Series R1, GO, 5.00%, 12/15/2031	2,000	2,233

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	165

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Colorado — continued
Jefferson County School District No. R-1, GO, 4.00%, 12/15/2032	1,500	1,635
Peak Metropolitan District No. 3, GO, 0.00%, 12/01/2042	3,950	2,317
Public Authority for Colorado Energy, Rev., 6.50%, 11/15/2038	6,000	7,560
Pueblo Urban Renewal Authority, EVRAZ Project Tax Increment, Tax Allocation, 4.75%, 12/01/2045 (e)	635	432
Regional Transportation District Sales Tax Revenue, Fastracks Project, Series A, Rev., 5.00%, 11/01/2033	1,000	1,221
Regional Transportation District, Denver Transit Partners Eagle,
Series A, Rev., 5.00%, 07/15/2026	575	595
Series A, Rev., 5.00%, 01/15/2027	1,000	1,043
Series A, Rev., 5.00%, 01/15/2032	1,470	1,610
Siena Lake Metropolitan District, GO, 3.75%, 12/01/2041	500	392
South Suburban Park & Recreation District, COP, 4.00%, 12/15/2036	1,350	1,392
Spring Valley Metropolitan District No. 3, Series A, GO, 5.00%, 12/01/2049	1,360	1,268
State of Colorado,
COP, 6.00%, 12/15/2041	15,000	18,394
Series A, COP, 4.00%, 12/15/2039	1,500	1,552
Series A, COP, 5.00%, 12/15/2029	1,000	1,140
Series L, COP, 5.00%, 03/15/2028	1,000	1,097
Sterling Ranch Metropolitan District No. 1, GO, 5.00%, 12/01/2040	500	478
University of Colorado, Series B1, Rev., 4.00%, 06/01/2034 (p)	4,000	4,137
University of Colorado, University Enterprise,
Rev., 2.00%, 06/01/2051 (z)	4,000	3,880
Verve Metropolitan District No. 1, GO, 5.00%, 12/01/2036	1,500	1,293
Village Metropolitan District (The), GO, 4.15%, 12/01/2030	425	410
Villages at Johnstown Metropolitan District No. 3, Senior Bond, Series A, GO, 5.00%, 12/01/2040	585	551
Weld County School District No. RE-4,
GO, 5.00%, 12/01/2029	1,100	1,260
GO, 5.00%, 12/01/2031	1,000	1,188
GO, 5.25%, 12/01/2047	5,000	5,678
Windler Public Improvement Authority, Series A1, Rev., 4.00%, 12/01/2036	2,565	1,986
Windy Gap Firming Project Water Activity Enterprise, Windy Gap Firming Project, Rev., 5.00%, 07/15/2051	5,000	5,408

		242,314

Connecticut — 1.3%
City of Bridgeport, Series A, GO, 4.00%, 06/01/2039	250	255

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Connecticut — continued
Connecticut Housing Finance Authority, Social Bonds,
Series A1, Rev., 3.50%, 11/15/2051	65	64
Series B, Rev., 4.50%, 11/15/2043	2,725	2,789
Connecticut Housing Finance Authority, Sustainable Bond, Housing Mortgage Finance,
Rev., 5.13%, 11/15/2043	5,000	5,455
Rev., 6.25%, 05/15/2054	5,000	5,531
Connecticut State Health & Educational Facilities Authority,
Series 2017 B1, Rev., 5.00%, 07/01/2029	4,845	5,549
Series A, Rev., 2.80%, 07/01/2048 (z)	2,000	2,001
Connecticut State Health & Educational Facilities Authority, Connecticut Children’s Medical Center, Rev., 5.25%, 07/15/2048	4,575	5,002
Connecticut State Health & Educational Facilities Authority, Hartford Healthcare Project,
Series A, Rev., 5.00%, 07/01/2026	555	580
Series A, Rev., 5.00%, 07/01/2033	565	627
Connecticut State Health & Educational Facilities Authority, Quinnipiac University Issue, Rev., 5.00%, 07/01/2048	3,000	3,206
Connecticut State Health & Educational Facilities Authority, Stamford Hospital Issue,
Rev., 4.00%, 07/01/2035	1,000	1,017
Rev., 4.00%, 07/01/2038	2,500	2,514
Rev., 4.00%, 07/01/2041	2,250	2,204
Rev., 5.00%, 07/01/2024	175	176
Rev., 5.00%, 07/01/2030	865	951
Connecticut State Health & Educational Facilities Authority, Yale New Haven, Series B, Rev., 1.80%, 07/01/2049 (z)	4,000	3,956
Connecticut State Higher Education Supplement Loan Authority, CHESLA Loan Program, Series B, Rev., AMT, 5.00%, 11/15/2030	500	547
Connecticut State, Health & Educational Facilities Authority, Sacred Heart University,
Series K, Rev., 4.00%, 07/01/2045	2,625	2,630
Series K, Rev., 5.00%, 07/01/2037	950	1,035
Connecticut State, Health & Educational Facilities Authority, Yale University, Series C1, Rev., 5.00%, 07/01/2040 (z)	3,220	3,558
State of Connecticut,
Series 2021A, GO, 3.00%, 01/15/2026	5,000	5,020
Series 2021A, GO, 3.00%, 01/15/2032	2,250	2,253
Series 2021A, GO, 3.00%, 01/15/2033	500	498
Series 2021A, GO, 4.00%, 01/15/2028	3,500	3,699
Series A, GO, 4.00%, 03/15/2032	850	855

SEE NOTES TO FINANCIAL STATEMENTS.

166	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Connecticut — continued
Series B, GO, 5.00%, 08/01/2033	1,750	2,134
Series C, GO, 5.00%, 06/15/2037	40	47
State of Connecticut Special Tax Revenue,
Series A, Rev., 5.00%, 07/01/2028	500	556
Series A, Rev., 5.00%, 05/01/2035	500	584
Series A, Rev., 5.25%, 07/01/2042	10,000	11,588
Series D, Rev., 4.00%, 11/01/2038	3,500	3,662
Series D, Rev., 5.00%, 11/01/2028	1,480	1,657
Series D, Rev., 5.00%, 11/01/2033	1,675	1,980
State of Connecticut, Social Bonds,
Series B, GO, 4.00%, 01/15/2038	500	524
Series F, GO, 5.00%, 11/15/2041	1,525	1,734
State of Connecticut, Special Tax Obligation Bonds, Rev., 5.00%, 05/01/2040	300	332
State of Connecticut, Special Tax Revenue, Transportation Infrastructure, Series A, Rev., 5.00%, 09/01/2031	1,220	1,233
State of Connecticut, Sustainable Bond,
Series B, GO, 4.00%, 01/15/2041 (w)	1,000	1,030
Series B, GO, 5.00%, 01/15/2040 (w)	1,000	1,158
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, Tax Allocation, 4.00%, 04/01/2036 (e)	195	176
Town of Hamden,
GO, BAM, 4.00%, 08/15/2027	535	551
GO, BAM, 5.00%, 08/15/2029	575	642
GO, BAM, 5.00%, 08/15/2031	500	577
Series A, GO, BAM, 5.00%, 08/01/2032	2,255	2,560
University of Connecticut,
Series A, Rev., 5.00%, 02/15/2025	1,200	1,228
Series A, Rev., 5.00%, 08/15/2026	1,400	1,403
Series A, Rev., 5.00%, 01/15/2037	3,000	3,156
Series A, Rev., 5.00%, 08/15/2039	650	757
Series A, Rev., 5.00%, 08/15/2040	860	995

		102,236

Delaware — 0.3%
Delaware State Economic Development Authority, NRG Energy Project, Rev., 1.25%, 10/01/2045 (z)	4,065	3,806
Delaware State Health Facilities Authority, Christiana Health Care System, Rev., 5.00%, 10/01/2039	5,345	5,774
Delaware Transportation Authority,
Rev., 5.00%, 07/01/2027	1,000	1,088
Rev., 5.00%, 07/01/2033	2,265	2,630
Delaware Transportation Authority, Garvee, Rev., 5.00%, 09/01/2025	1,000	1,037
State of Delaware,
GO, 2.00%, 02/01/2036	5,910	4,962
GO, 4.00%, 02/01/2031	1,000	1,067
GO, 5.00%, 02/01/2028	6,520	7,208
GO, 5.00%, 02/01/2031	85	100

		27,672

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

District of Columbia — 1.5%
District of Columbia,
Rev., 5.00%, 06/01/2040	1,725	1,704
Series A, Rev., 4.00%, 03/01/2037	2,000	2,093
Series A, Rev., 4.00%, 03/01/2040	10,000	10,295
Series A, GO, 5.00%, 01/01/2027	475	511
Series A, Rev., 5.00%, 03/01/2031	1,500	1,712
Series A, GO, 5.00%, 01/01/2038	1,000	1,173
Series A, GO, 5.00%, 01/01/2040	2,400	2,776
Series B, GO, 5.00%, 06/01/2025	1,000	1,032
Series C, Rev., 4.00%, 05/01/2039	2,500	2,593
Series C, Rev., 4.00%, 05/01/2045	5,000	5,056
Series D, GO, 5.00%, 02/01/2028	820	905
Series D, GO, 5.00%, 02/01/2029	70	79
Series D, GO, 5.00%, 02/01/2034	5,000	5,864
Series E, GO, 5.00%, 06/01/2025	2,000	2,065
Series E, GO, 5.00%, 02/01/2028	110	122
District of Columbia Housing Finance Agency, Kenilworth 166 Apartments, Rev., HUD, 1.25%, 06/01/2025 (z)	3,225	3,149
District of Columbia Income Tax Revenue,
Series A, Rev., 5.00%, 10/01/2035 (w)	1,570	1,918
Series A, Rev., 5.00%, 10/01/2037 (w)	1,230	1,473
Series A, Rev., 5.00%, 05/01/2038	1,450	1,707
Series A, Rev., 5.00%, 05/01/2039	2,000	2,340
District of Columbia Water & Sewer Authority, Green Bond Subordinate, Series A, Rev., 5.00%, 10/01/2038	1,010	1,122
District of Columbia Water & Sewer Authority, Subordinate, Series C1, Rev., 5.00%, 10/01/2031	2,000	2,375
District of Columbia, Latin American Montessori, Rev., 4.00%, 06/01/2030	745	715
District of Columbia, National Public Radio,
Rev., 4.00%, 04/01/2032 (p)	1,500	1,547
Rev., 5.00%, 04/01/2028 (p)	270	284
Rev., 5.00%, 04/01/2029 (p)	275	290
Metropolitan Washington Airports Authority,
Rev., AMT, 5.00%, 10/01/2026	1,335	1,400
Rev., AMT, 5.00%, 10/01/2029	2,000	2,132
Series A, Rev., AMT, 5.00%, 10/01/2027	1,515	1,619
Metropolitan Washington Airports Authority Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2027	1,000	1,069
Series A, Rev., AMT, 5.00%, 10/01/2025	450	463
Series A, Rev., AMT, 5.00%, 10/01/2028	4,880	5,304
Series A, Rev., AMT, 5.00%, 10/01/2030	1,000	1,120
Series A, Rev., AMT, 5.00%, 10/01/2032	5,000	5,608
Series A, Rev., NATL, AMT, 5.00%, 10/01/2034	8,000	8,016
Series A, Rev., AMT, 5.00%, 10/01/2044	3,890	3,899
Series A, Rev., AMT, 5.25%, 10/01/2039	1,135	1,269
Metropolitan Washington Airports Authority Aviation Revenue, Airport System, Series A, Rev., AMT, 5.00%, 10/01/2033	3,000	3,289

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	167

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
District of Columbia — continued
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Dulles Metrorail & Capital, Rev., AGM, 4.00%, 10/01/2052	8,000	7,746
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Subordinated Dulles Metrorail, Rev., AGM, 4.00%, 10/01/2053	1,965	1,889
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, Series C, Rev., AGC, 6.50%, 10/01/2041 (p)	350	386
Washington Convention & Sports Authority,
Series A, Rev., 4.00%, 10/01/2034	1,015	1,073
Series A, Rev., 5.00%, 10/01/2033	1,000	1,141
Washington Convention & Sports Authority, Senior Lien,
Series B, Tax Allocation, 5.00%, 10/01/2029	1,000	1,133
Series B, Tax Allocation, 5.00%, 10/01/2030	1,500	1,727
Washington Metropolitan Area Transit Authority,
Series A, Rev., 5.00%, 07/15/2026	1,650	1,749
Series A, Rev., 5.00%, 07/15/2037	2,000	2,265
Series B, Rev., 5.00%, 07/01/2032	1,115	1,199
Washington Metropolitan Area Transit Authority Dedicated Revenue, Series A, Rev., 5.00%, 07/15/2025	1,990	2,058
Washington Metropolitan Area Transit Authority Dedicated Revenue, Sustainability Financed Bond, Rev., 5.00%, 07/15/2029	3,000	3,415
Washington Metropolitan Area Transit Authority, Green Bond, Series A, Rev., 5.00%, 07/15/2029	1,540	1,753

		117,622

Florida — 4.6%
Alachua County Health Facilities Authority, Oak Hammock at The University of Florida, Inc. Project, Rev., 4.00%, 10/01/2031	615	587
Alachua County Health Facilities Authority, Shands Teaching Hospital & Clinics, Rev., 5.00%, 12/01/2034	2,570	2,772
Ave Maria Stewardship Community District, Phase 3 Master Improvements Project,
Special Assessment, 2.75%, 05/01/2031	420	375
Special Assessment, 3.13%, 05/01/2041	1,775	1,368
Belmond Reserve Community Development District, 202 Project, Special Assessment, 4.00%, 05/01/2040	345	320
Belmont II Community Development District, 2020 Assessment Area,
Special Assessment, 2.50%, 12/15/2025	10	10

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued
Special Assessment, 3.13%, 12/15/2030	125	116
Boggy Branch Community Development District, Special Assessment, 2.50%, 05/01/2026	195	186
Brevard County Health Facilities Authority, Health First Obligated Group, Rev., 5.00%, 04/01/2052	3,235	3,434
Brevard County Health Facilities Authority, Health First, Inc.,
Rev., 4.00%, 04/01/2036	1,790	1,791
Rev., 5.00%, 04/01/2025	1,600	1,605
Brevard County Housing Finance Authority, Wickham Club Apartments, Series A, Rev., AMT, VRDO, LIQ: FNMA, 3.78%, 01/05/2024 (z)	4,695	4,695
Broward County Housing Finance Authority, Pinnacle 441 Phase 2, Rev., 4.05%, 09/01/2056 (z)	990	1,003
Broward County Housing Finance Authority, Solaris Apartments, Series B, Rev., 0.70%, 01/01/2025 (z)	1,470	1,441
Broward County Water & Sewer Utility Revenue, Series A, Rev., 4.00%, 10/01/2038	675	715
Capital Projects Finance Authority, Florida University Project, Series A1, Rev., 5.00%, 10/01/2032	1,350	1,419
Capital Projects Finance Authority, IPS Enterprises, Inc. Projects, Rev., 7.00%, 06/15/2030 (e)	4,000	4,167
Capital Trust Agency, Inc., Council Towers Apartments Project, Series A, Rev., 5.00%, 02/01/2024	650	652
Capital Trust Agency, Inc., Imagine School at North Manatee, Rev., 5.00%, 06/01/2041 (e)	325	296
Capital Trust Agency, Inc., Lutz Preparatory School, Inc. Project, Series A, Rev., 4.00%, 06/01/2041	300	288
Capital Trust Agency, Inc., Tallahassee Classical School, Rev., 4.00%, 07/01/2036 (e)	1,370	1,114
Capital Trust Authority, Ips Enterprises, Inc., Series A, Rev., 6.00%, 06/15/2043 (e)	4,350	4,403
Central Florida Expressway Authority,
Series D, Rev., 5.00%, 07/01/2029	565	635
Series D, Rev., AGM, 5.00%, 07/01/2034	3,000	3,498
Series D, Rev., AGM, 5.00%, 07/01/2035	10,000	11,617
Central Florida Expressway Authority, Senior Lien,
Rev., AGM, 4.00%, 07/01/2038	3,625	3,783
Rev., AGM, 4.00%, 07/01/2039	1,260	1,304
Centre Lake Community Development District, Special Assessment, 3.00%, 05/01/2042	605	458

SEE NOTES TO FINANCIAL STATEMENTS.

168	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Florida — continued
Chapel Creek Community Development District, Special Assessment, 3.00%, 05/01/2031 (e)	220	197
City of Jacksonville, Series A, Rev., 5.00%, 10/01/2034	1,250	1,434
City of Jacksonville, Brooks Rehabilitation Project,
Rev., 4.00%, 11/01/2034	500	508
Rev., 4.00%, 11/01/2045	1,500	1,382
City of Miami Beach, Arts and Cultural Facilities, Series A, GO, 5.25%, 05/01/2053	5,000	5,565
City of Pompano Beach, John Knox Village Project, Series A, Rev., 4.00%, 09/01/2036	175	160
City of Port St. Lucie Stormwater Utility Revenue, Rev., 4.00%, 05/01/2039	1,075	1,098
City of Tallahassee, Energy System Revenue, Rev., 5.00%, 10/01/2028	2,000	2,217
City of Tampa, Baycare, Series A, Rev., 5.00%, 11/15/2046	10,000	10,208
Collier County Health Facilities Authority, The Moorings, Inc., Rev., 4.00%, 05/01/2052	145	134
County of Broward Port Facilities Revenue, Rev., AMT, 5.50%, 09/01/2052	3,675	3,986
County of Broward Tourist Development Tax Revenue, Convention Center Expansion Project, Rev., 5.00%, 09/01/2031	3,000	3,507
County of Broward, Airport System Revenue,
Rev., AMT, 5.00%, 10/01/2033	655	692
Series A, Rev., AMT, 5.00%, 10/01/2028	800	865
Series A, Rev., AMT, 5.00%, 10/01/2036	2,000	2,153
County of Broward, Port Facilities Revenue, Senior Bond, Series B, Rev., AMT, 4.00%, 09/01/2044	3,000	3,005
County of Broward, Tourist Development Tax Revenue, Convention Center Expansion Project, Rev., 4.00%, 09/01/2047	3,000	2,951
County of Hillsborough, Rev., 4.00%, 08/01/2034	4,370	4,679
County of Lee Airport Revenue,
Series B, Rev., AMT, 5.00%, 10/01/2029	180	197
Series B, Rev., AMT, 5.00%, 10/01/2032	2,000	2,232
County of Lee Local Option Gas Tax Revenue, Rev., 5.25%, 08/01/2049	13,000	14,039
County of Miami-Dade Aviation Revenue,
Rev., AMT, 5.00%, 10/01/2028	7,000	7,033
Rev., 5.00%, 10/01/2041	6,000	6,156
Series A, Rev., 5.00%, 10/01/2025	1,250	1,294
Series A, Rev., AMT, 5.00%, 10/01/2027	1,325	1,332
Series A, Rev., AMT, 5.00%, 10/01/2030	2,000	2,025
Series A, Rev., 5.00%, 10/01/2031	2,000	2,292
Series A, Rev., AMT, 5.00%, 10/01/2044	2,200	2,294
Series A, Rev., AMT, 5.00%, 10/01/2049	3,250	3,353
Series B, Rev., AMT, 5.00%, 10/01/2040	7,000	7,217

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued
County of Miami-Dade Seaport Department, Senior Bonds,
Series A, Rev., AMT, 5.00%, 10/01/2030	1,970	2,184
Series A, Rev., AMT, 5.00%, 10/01/2031	2,975	3,349
Series A, Rev., AMT, 5.00%, 10/01/2033	3,500	3,946
Series A, Rev., AMT, 5.25%, 10/01/2052	2,000	2,175
County of Miami-Dade Seaport Department, Subordinate, Series A1, Rev., AGM, AMT, 4.00%, 10/01/2040	2,675	2,697
County of Miami-Dade Transit System, Rev., 4.00%, 07/01/2048	5,000	5,005
County of Miami-Dade, Building Better Communities Project, Series A, GO, 4.00%, 07/01/2044	350	355
County of Miami-Dade, Public Health Trust Program, GO, 4.00%, 07/01/2042	3,000	3,026
County of Miami-Dade, Water & Sewer System Revenue,
Series B, Rev., 5.00%, 10/01/2031	500	515
Series B, Rev., 5.00%, 10/01/2033	1,000	1,030
County of Monroe Airport Revenue, Key West International Airport, Series 202, Rev., AMT, 5.00%, 10/01/2052	2,450	2,519
County of Orange Water Utility System Revenue, Rev., 5.00%, 10/01/2028	2,040	2,290
Cypress Mill Community Development District, 2023 Project, Special Assessment, 5.00%, 05/01/2053	1,025	1,026
Daytona Beach Housing Authority, The WM at River Project, Rev., 1.25%, 12/01/2025 (z)	115	112
DG Farms Community Development District, Special Assessment, 3.75%, 05/01/2040	400	344
Duval County Public Schools, Series A, COP, AGM, 5.00%, 07/01/2032	4,750	5,392
Eden Hills Community Development District, Special Assessment, 4.00%, 05/01/2040	300	279
Epperson North Community Development District, Assessment Area, Special Assessment, 2.50%, 05/01/2026	130	124
Florida Development Finance Corp., Series A, Rev., 4.00%, 06/01/2030	500	467
Florida Development Finance Corp., Brightline Florida Passenger, Rev., AMT, 8.00%, 07/01/2057 (e)	8,500	8,677
Florida Development Finance Corp., Brightline Florida Passenger Rail, Series B, Rev., AMT, 7.38%, 01/01/2049 (e)	9,500	9,556
Florida Development Finance Corp., Brightline Passenger Rail, Rev., AMT, 7.50%, 07/01/2057 (e)	6,500	6,472
Florida Development Finance Corp., Discovery High School Project, Series A, Rev., 4.00%, 06/01/2030 (e)	1,400	1,306

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	169

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Florida — continued
Florida Development Finance Corp., Lakeland Regional Health System, Rev., 4.00%, 11/15/2037	2,400	2,469
Florida Development Finance Corp., Mater Academy Project, Series A, Rev., 5.00%, 06/15/2040	400	408
Florida Development Finance Corp., UF Health Jacksonville Project, Rev., 5.00%, 02/01/2035	1,200	1,226
Florida Development Finance Corp., Virgin Trains USA Passenger,
Series A, Rev., AMT, 6.38%, 01/01/2049 (e) (z)	3,225	3,127
Series A, Rev., AMT, 6.50%, 01/01/2049 (e) (z)	2,475	2,423
Florida Housing Finance Corp.,
Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	555	538
Series 3, Rev., GNMA/FNMA/FHLMC COLL, 5.75%, 01/01/2054	650	715
Florida Housing Finance Corp., Social Bond, Social Bond, Series 1, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	1,300	1,267
Florida Housing Finance Corp., Social Bonds,
Series 1, Rev., GNMA/FNMA/FHLMC, 3.50%, 07/01/2052	985	970
Series 2, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	5,910	5,766
Florida State Board of Governors Florida International University Dormitory Rev, Series A, Rev., BAM, 5.00%, 07/01/2029	1,900	2,137
Florida State Board of Governors University of North Florida Dormitory Revenue, Series A, Rev., BAM, 5.00%, 11/01/2053	6,375	6,872
Fort Pierce Utilities Authority, Series A, Rev., AGM, 5.00%, 10/01/2039	925	1,039
Greater Orlando Aviation Authority,
Series A, Rev., AMT, 5.00%, 10/01/2026 (p)	1,785	1,837
Series A, Rev., AMT, 5.00%, 10/01/2027 (p)	1,875	1,930
Series A, Rev., AMT, 5.00%, 10/01/2030 (p)	1,005	1,035
Series A, Rev., AMT, 5.00%, 10/01/2032	1,500	1,646
Greater Orlando Aviation Authority, Priority Subordinated,
Series A, Rev., AMT, 5.00%, 10/01/2033	1,500	1,583
Series A, Rev., AMT, 5.00%, 10/01/2036	2,230	2,332
Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 4.00%, 05/01/2040	545	493
Hillsborough County Aviation Authority, Tampa, Rev., AMT, 5.00%, 10/01/2040 (p)	750	758

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued
Hillsborough County Industrial Development Authority, Tampa General Hospital Project,
Rev., 4.00%, 08/01/2050	5,000	4,669
Series A, Rev., 4.00%, 08/01/2045	3,275	3,125
JEA Electric System Revenue,
Series 3A, Rev., 5.00%, 10/01/2035	5,000	5,597
Series IIIB, Rev., 5.00%, 10/01/2032	1,295	1,389
JEA Electric System Revenue, Subordinate, Series A, Rev., 5.00%, 10/01/2031	1,795	2,107
JEA Water & Sewer System Revenue, Series A, Rev., 4.00%, 10/01/2037	750	789
JEA Water & Sewer System Revenue, Subordinated, Series A, Rev., 5.00%, 10/01/2031	885	959
Julington Creek Plantation Community Development District, Special Assessment, Special Assessment, AGM, 5.50%, 05/01/2043	1,500	1,681
Lakewood Ranch Stewardship District, Del Webb Project, Special Assessment, 5.00%, 05/01/2037 (e)	1,655	1,665
Lakewood Ranch Stewardship District, Lorraine Lakes Project, Special Assessment, 3.13%, 05/01/2030 (e)	315	289
Lakewood Ranch Stewardship District, Northeast Sector Project,
Special Assessment, 2.50%, 05/01/2025 (e)	605	590
Special Assessment, 3.20%, 05/01/2030 (e)	545	501
Special Assessment, 3.50%, 05/01/2040	925	752
Lakewood Ranch Stewardship District, Zario Project, Special Assessment, 2.63%, 05/01/2025	285	278
Lee County Industrial Development Authority, Shell Point/Waterside Health,
Rev., 5.00%, 11/15/2044	3,000	2,935
Rev., 5.00%, 11/15/2049	2,550	2,446
Lee Memorial Health System, Series A1, Rev., 4.00%, 04/01/2037	3,000	3,034
Miami Beach Health Facilities Authority, Mount Sinai Medical Center,
Rev., 5.00%, 11/15/2039	2,000	2,015
Rev., 5.00%, 11/15/2044	5,000	5,037
Miami Beach Redevelopment Agency, Tax Increment Revenue, Tax Allocation, 5.00%, 02/01/2028	1,000	1,004
Miami-Dade County Housing Finance Authority, Cutler Vista, Rev., 5.00%, 03/01/2027 (z)	2,445	2,505
Midtown Miami Community Development District, Series A, Special Assessment, 5.00%, 05/01/2037	350	348
North Loop Community Development District, Special Assessment, 6.38%, 05/01/2043	1,000	1,054

SEE NOTES TO FINANCIAL STATEMENTS.

170	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Florida — continued
North Powerline Road Community Development District, Special Assessment, 3.63%, 05/01/2040	1,345	1,112
Old Hickory Community Development District, Special Assessment, 2.50%, 06/15/2025	110	107
Orange County Health Facilities Authority, Orlando Health Obligated Group, Rev., 4.00%, 10/01/2052	5,000	4,905
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Rev., 4.00%, 08/01/2036	295	290
Orange County Housing Finance Authority, Stratford Point Apartments, Rev., 0.55%, 01/01/2025 (z)	885	866
Orlando Utilities Commission,
Series 2018A, Rev., 5.00%, 10/01/2035	2,480	2,680
Series A, Rev., 5.00%, 10/01/2027	500	546
Series A, Rev., 5.00%, 10/01/2028	1,125	1,262
Palm Beach County Health Facilities Authority, BRRH Corporation Obligated Group, Rev., 5.00%, 12/01/2024 (p)	1,910	1,942
Palm Beach County Health Facilities Authority, Retirement Life Communities, Rev., 5.00%, 11/15/2032	2,270	2,344
Palm Beach County Housing Finance Authority, Christian Manor, Rev., 1.25%, 02/15/2025 (z)	1,985	1,979
Parkview at Long Lake Ranch Community Development District, Special Assessment, 4.00%, 05/01/2051	800	632
Pasco County School Board, Series A, COP, BAM, 5.00%, 08/01/2036	1,720	1,884
Pine Island Community Development District, Special Assessment, 5.75%, 05/01/2035	1,900	1,906
Pinellas County Housing Finance Authority, Jordan Park Apartments, Rev., HUD, 0.65%, 01/01/2025 (z)	1,135	1,112
Reunion East Community Development District,
Special Assessment, 2.40%, 05/01/2026	75	72
Special Assessment, 2.85%, 05/01/2031	25	22
Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 4.00%, 06/15/2040	500	462
Sarasota County Health Facilities Authority, Sunnyside Village Project, Rev., 5.00%, 05/15/2048	425	384
Sarasota County Public Hospital District, Sarasota Memorial Hospital Project,
Rev., 4.00%, 07/01/2052	6,000	5,801
Rev., 5.00%, 07/01/2052	1,175	1,246
Sarasota County School Board, Series A, COP, 5.00%, 07/01/2033	1,000	1,201

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Florida — continued
Sarasota National Community Development District, Special Assessment, 4.00%, 05/01/2039	615	576
Sawyers Landing Community Development District, Special Assessment, 3.75%, 05/01/2031	400	359
School District of Broward County, Series A, COP, 5.00%, 07/01/2027	1,500	1,631
Somerset Community Development District, Special Assessment, 4.00%, 05/01/2032	845	801
South Broward Hospital District, Series A, Rev., 4.00%, 05/01/2044	2,000	1,960
South Kendall Community Development District, Special Assessment, 4.25%, 11/01/2037	1,575	1,550
St. John’s County School Board, Series A, COP, AGM, 5.25%, 07/01/2047	3,000	3,350
State Board of Administration Finance Corp., Taxable, Series A, Rev., 1.71%, 07/01/2027	4,000	3,622
State of Florida, Series B, GO, 5.00%, 06/01/2028	2,000	2,227
State of Florida Department of Transportation Turnpike System Revenue, Series B, Rev., 5.00%, 07/01/2033	1,000	1,178
State of Florida Department of Transportation Turnpike System Revenue, Department Of Transportation, Rev., 4.00%, 07/01/2041	1,000	1,028
State of Florida Department of Transportation Turnpike System Revenue, Turnpike Revenue, Series B, Rev., 3.00%, 07/01/2033	2,390	2,355
State of Florida Department of Transportation Turnpike System, Revenue Refunding, Series A, Rev., 5.00%, 07/01/2026	1,000	1,059
State of Florida, Capital Outlay, Series C, GO, 5.00%, 06/01/2027	1,060	1,118
State of Florida, Department of Transportation, Turnpike System Revenue, Series A, Rev., 5.00%, 07/01/2029	500	568
Stillwater Community Development District, Project 2021, Special Assessment, 3.00%, 06/15/2031 (e)	225	201
Stonegate Preserve Community Development District, 2023 Project Area, Special Assessment, 5.88%, 12/15/2043	1,000	1,029
Stoneybrook South Community Development District, Fox South Assessment Area,
Special Assessment, 2.50%, 12/15/2025 (e)	280	271
Special Assessment, 3.00%, 12/15/2030 (e)	475	445

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	171

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Florida — continued
Special Assessment, 3.50%, 12/15/2040 (e)	1,030	882
Storey Park Community Development District, Assessment Area Four Project,
Special Assessment, 2.38%, 06/15/2026 (e)	30	29
Special Assessment, 2.88%, 06/15/2031 (e)	60	55
Touchstone Community Development District, Senior Lien, Series A1, Special Assessment, 5.38%, 05/01/2042	1,000	1,061
Towne Park Community Development District, Assessment Area 3D Project, Special Assessment, 2.63%, 05/01/2025 (e)	255	249
Tradition Community Development District No. 9, Special Assessment, 3.00%, 05/01/2041	130	97
Turtle Run Community Development District, Special Assessment, Series 2, Special Assessment, 5.00%, 05/01/2047	1,500	1,456
Village Community Development District No. 13,
Special Assessment, 1.88%, 05/01/2025 (e)	485	471
Special Assessment, 2.63%, 05/01/2030 (e)	1,455	1,321
Villamar Community Development District, Special Assessment, 3.75%, 05/01/2040	655	585
Volusia County Educational Facility Authority, Educational Facilities Embry Riddle, Rev., 5.00%, 10/15/2029	1,000	1,072
West Hillcrest Community Development District, Series 2023, Special Assessment, 5.50%, 06/15/2053	1,250	1,262
West Villages Improvement District, Special Assessment, Unit Of Development #8, Special Assessment, 5.38%, 05/01/2042	1,875	1,892
Wildwood Utility Dependent District, Senior South Sumter Utilities Project,
Rev., BAM, 5.00%, 10/01/2031	1,300	1,515
Rev., BAM, 5.00%, 10/01/2033	1,150	1,340
Rev., BAM, 5.00%, 10/01/2039	1,490	1,656
Rev., BAM, 5.00%, 10/01/2040	1,610	1,782
Wildwood Utility Dependent District, Senior South Sumter Utility Project, Rev., BAM, 5.00%, 10/01/2052	1,640	1,748
Wildwood Utility Dependent District, Subordinate South Sumter Utilities Project, Rev., BAM, 5.00%, 10/01/2041	650	717

		373,716

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — 3.3%
Bartow County Development Authority, Georgia Power Co. Pollution Bowen Project, Rev., 1.80%, 09/01/2029 (z)	4,425	3,821
Board of Water Light & Sinking Fund Commissioners of The City of Dalton, Combined Utilities Revenue Bonds,
Rev., 4.00%, 03/01/2035	1,100	1,146
Rev., 4.00%, 03/01/2036	1,000	1,036
Rev., 4.00%, 03/01/2037	1,135	1,168
Rev., 4.00%, 03/01/2038	1,000	1,018
Brookhaven Development Authority, Children’s Healthcare of Atlanta,
Rev., 5.00%, 07/01/2036	2,425	2,694
Rev., 5.00%, 07/01/2037	2,400	2,652
Series A, Rev., 4.00%, 07/01/2044	3,000	3,018
Brookhaven Urban Redevelopment Agency, Series A, Rev., 4.00%, 07/01/2045	3,260	3,351
Carroll County, School District, GO, 5.00%, 04/01/2024	1,000	1,005
City of Atlanta Airport Passenger Facility Charge, Airport Revenue Subordinated, Rev., AMT, 4.00%, 07/01/2038	2,825	2,843
City of Atlanta Department of Aviation,
Series B, Rev., AMT, 5.00%, 07/01/2028	3,300	3,571
Series C, Rev., AMT, 5.00%, 07/01/2026	960	1,001
Series C, Rev., AMT, 5.00%, 07/01/2034	540	607
Series G, Rev., AMT, 5.00%, 07/01/2025	750	768
Series G, Rev., AMT, 5.00%, 07/01/2027	230	245
Series G, Rev., AMT, 5.00%, 07/01/2028	2,500	2,705
City of Atlanta Water & Wastewater Revenue, Series B, Rev., 4.00%, 11/01/2037	1,000	1,023
City of Atlanta, Airport Passenger Facility, Subordinated Lien, Series C, Rev., 5.00%, 07/01/2040	2,000	2,188
City of Atlanta, Department of Aviation, Airport Revenue, Series B, Rev., AMT, 5.00%, 07/01/2031	1,155	1,264
Cobb County Kennestone Hospital Authority, Revenue Anticipation Certificates, Rev., 5.00%, 04/01/2036	500	525
Cobb County Kennestone Hospital Authority, Wellstar Health System, Inc., Rev., 3.00%, 04/01/2037	700	619
Columbia County Hospital Authority, Anticipation Certificate Wellstar, Rev., 5.13%, 04/01/2053	3,625	3,891
DeKalb County Housing Authority, Kensington Station Project, Series A, Rev., 4.00%, 12/01/2033	10,000	9,968
Development Authority for Fulton County, Jonesboro Road Senior Village, Rev., 3.00%, 10/01/2025 (z)	2,020	2,012

SEE NOTES TO FINANCIAL STATEMENTS.

172	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Georgia — continued
Development Authority of Burke County (The), Oglethorpe Power Corp. Scherer Project, Series A, Rev., 1.50%, 01/01/2040 (z)	250	240
Development Authority of Cobb County, The Northwest Classical Academy Project, Rev., 5.70%, 06/15/2038 (e)	605	607
Development Authority of Monroe County (The), Oglethorpe Power Corporation Scherer Project, Series A, Rev., 1.50%, 01/01/2039 (z)	125	120
Development Authority of Monroe County, Georgia Power Company Plant Scherer, Rev., 3.88%, 06/01/2042 (z)	1,250	1,260
Development Authority of Monroe County (The), Georgia Power Co. Plant Scherer, Rev., 1.00%, 07/01/2049 (z)	1,785	1,620
Development Authority of Rockdale County, Arbours at Conyers Project, Rev., 3.63%, 02/01/2026 (z)	1,085	1,082
George L Smith II Congress Center Authority, Convention Center Hotel, Series 2, Rev., 5.00%, 01/01/2054 (e)	1,000	871
George L Smith II Congress Center Authority, Convention Center Hotel First,
Rev., 4.00%, 01/01/2036	2,750	2,766
Rev., 4.00%, 01/01/2054	1,600	1,404
Georgia Housing & Finance Authority, Series A, Rev., 2.75%, 12/01/2035	500	458
Georgia Ports Authority, Rev., 5.25%, 07/01/2043	2,705	3,115
Georgia State Road & Tollway Authority,
Rev., 5.00%, 06/01/2027	5,250	5,697
Rev., 5.00%, 06/01/2028	5,500	6,100
Rev., 5.00%, 06/01/2030	6,205	7,155
Main Street Natural Gas, Inc.,
Series A, Rev., 4.00%, 07/01/2052 (z)	14,500	14,585
Series A, Rev., 5.00%, 05/15/2033	4,950	5,274
Series A, Rev., 5.00%, 06/01/2053 (z)	15,000	15,906
Series A, Rev., 5.50%, 09/15/2028	1,000	1,082
Series B, Rev., 5.00%, 06/01/2028	2,500	2,616
Series B, Rev., 5.00%, 06/01/2029	1,500	1,584
Series B, Rev., 5.00%, 12/01/2052 (z)	5,000	5,277
Series B, Rev., 5.00%, 07/01/2053 (z)	8,730	9,308
Series C, Rev., 4.00%, 03/01/2050 (z)	6,350	6,380
Series C, Rev., 4.00%, 05/01/2052 (z)	15,310	15,414
Series C, Rev., 5.00%, 09/01/2053 (z)	11,285	12,073
Series D, Rev., 5.00%, 05/01/2054 (z)	9,500	10,104
Series E1, Rev., 5.00%, 12/01/2053 (z)	3,000	3,229
Main Street Natural Gas, Inc., Gas Supply, Series C, Rev., 4.00%, 08/01/2052 (e) (z)	11,000	10,585
Metropolitan Atlanta Rapid Transit Authority, Series B, Rev., 5.00%, 07/01/2045	10,000	10,334

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Georgia — continued
Milledgeville & Baldwin County Development Authority, Georgia College & State University Projects,
Rev., 4.00%, 06/15/2037	500	519
Rev., 5.00%, 06/15/2024	470	474
Rev., 5.00%, 06/15/2025	360	370
Municipal Electric Authority of Georgia, Combined Cycle Project,
Series A, Rev., 5.00%, 11/01/2027	250	270
Series A, Rev., 5.00%, 11/01/2029	250	277
Municipal Electric Authority of Georgia, General Resolution Project, Series A, Rev., 4.00%, 01/01/2037	1,125	1,164
Municipal Electric Authority of Georgia, Plant Vogtle Unis 3&4 Project, Rev., 5.00%, 01/01/2059	3,000	3,050
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4 Project,
Series A, Rev., AGM, 5.00%, 07/01/2033	1,610	1,863
Series A, Rev., AGM, 5.00%, 07/01/2035	1,300	1,490
Series A, Rev., AGM, 5.00%, 07/01/2036	2,795	3,182
Municipal Electric Authority of Georgia, Plant Vogtle Units 3&4 Project,
Rev., AGM, 4.00%, 01/01/2036	330	346
Rev., AGM, 4.00%, 01/01/2041	1,000	1,014
Rev., AGM, 5.00%, 01/01/2025	200	204
Rev., AGM, 5.00%, 01/01/2027	125	133
Rev., AGM, 5.00%, 07/01/2027	500	538
Rev., 5.00%, 01/01/2039	1,310	1,366
Rev., BAM, 5.00%, 01/01/2049	2,000	2,057
Rev., AGM, 5.00%, 07/01/2053	3,675	3,898
Rev., AGM, 5.00%, 07/01/2055	4,615	4,824
Municipal Electric Authority of Georgia, Power Revenue,
Series HH, Rev., 5.00%, 01/01/2033	1,000	1,067
Series HH, Rev., 5.00%, 01/01/2034	1,000	1,067
Municipal Electric Authority of Georgia, Project One Subordinated,
Rev., 5.00%, 01/01/2029	1,110	1,214
Rev., 5.00%, 01/01/2037	1,250	1,391
Series A, Rev., 5.00%, 01/01/2035	2,245	2,275
Municipal Electric Authority of Georgia, Project One, Subordinated, Series B, Rev., 4.00%, 01/01/2039	1,400	1,422
Municipal Electric Authority of Georgia, Subordinate General Resolution, Rev., 5.00%, 01/01/2033	1,010	1,160
Municipal Electric Authority of Georgia, Subordinate Project One,
Series A, Rev., 5.00%, 01/01/2030	705	787
Series A, Rev., 5.00%, 01/01/2031	1,715	1,943
Paulding County Hospital Authority, Anticipation Certificates Wellstar Health,
Rev., 5.00%, 04/01/2036	325	368
Rev., 5.00%, 04/01/2038	500	554

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	173

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Georgia — continued
Private Colleges & Universities Authority, Emory University, Series B, Rev., 4.00%, 09/01/2039	1,420	1,480
Private Colleges & Universities Authority, Savannah College of Art and Design,
Rev., 4.00%, 04/01/2038	1,400	1,438
Rev., 5.00%, 04/01/2027	400	428
Savannah Economic Development Authority, International Paper Company Project, Rev., 1.90%, 08/01/2024	150	147
State of Georgia,
Series A1, GO, 5.00%, 02/01/2024	100	100
Series C, GO, 4.00%, 07/01/2027	1,000	1,055
Series E, GO, 5.00%, 12/01/2027	1,570	1,686
Series F, GO, 5.00%, 01/01/2025	2,000	2,046
State of Georgia, Bidding Group 1, Series A, GO, 5.00%, 07/01/2033	2,000	2,372
State of Georgia, Bidding Group 2, Series A, GO, 4.00%, 07/01/2035	750	821
State of Georgia, Group 2, Series A, GO, 4.00%, 08/01/2034	1,000	1,088
State of Georgia, Tranche 2, Series A, GO, 5.00%, 07/01/2030	2,000	2,283
Valdosta Housing Authority, Tishco Rural Rental Housing, Rev., 1.25%, 02/01/2025 (z)	375	374
Villa Rica Downtown Development Authority, Arbours at Villa Rica Project, Rev., 1.25%, 08/01/2025 (z)	4,415	4,347

		270,337

Guam — 0.0% (g)
Antonio B. Won Pat International Airport Authority, Rev., AMT, 5.25%, 10/01/2030	750	782
Territory of Guam, Series F, Rev., 4.00%, 01/01/2042	1,000	957

		1,739

Hawaii — 0.4%
City & County Honolulu Wastewater System Revenue, Green Bonds Senior Lien, Rev., 5.00%, 07/01/2040	540	618
City & County Honolulu Wastewater System Revenue, Senior First Bond Resolution, Series A, Rev., 5.00%, 07/01/2035	2,110	2,302
City & County of Honolulu,
Series A, GO, 5.00%, 10/01/2025	15	15
Series A, GO, 5.00%, 09/01/2027	30	33
Series C, GO, 5.00%, 10/01/2028	1,450	1,622
Series C, GO, 5.00%, 10/01/2029	1,000	1,143
City & County of Honolulu, Rail Transit Project,
GO, 3.00%, 07/01/2032	430	430
GO, 3.00%, 07/01/2035	1,000	985

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Hawaii — continued
State of Hawaii,
Series FG, GO, 4.00%, 10/01/2032	2,000	2,056
Series FG, GO, 4.00%, 10/01/2033	3,000	3,076
State of Hawaii Airports System Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2032	1,500	1,607
Series A, Rev., AMT, 5.00%, 07/01/2033	1,630	1,745
Series A, Rev., AMT, 5.00%, 07/01/2034	2,000	2,207
Series A, Rev., AMT, 5.00%, 07/01/2035	1,000	1,065
Series B, Rev., 5.00%, 07/01/2026	1,250	1,323
State of Hawaii Department of Budget & Finance, Rev., 3.20%, 07/01/2039	3,000	2,007
State of Hawaii Harbor System Revenue,
Series A, Rev., AMT, 4.00%, 07/01/2031	250	262
Series A, Rev., AMT, 4.00%, 07/01/2032	500	521
Series A, Rev., AMT, 4.00%, 07/01/2033	750	782
Series A, Rev., AMT, 4.00%, 07/01/2034	3,555	3,699
Series A, Rev., AMT, 5.00%, 07/01/2027	250	266
Series A, Rev., AMT, 5.00%, 07/01/2028	500	540
Series A, Rev., AMT, 5.00%, 07/01/2029	250	274
Series C, Rev., 4.00%, 07/01/2032	200	213
State of Hawaii State Highway Fund, Rev., 5.00%, 01/01/2029	1,000	1,122
State of Hawaii, Airports System Revenue, Series D, Rev., 5.00%, 07/01/2030	1,000	1,151

		31,064

Idaho — 0.1%
Idaho Health Facilities Authority, Trinity Health Credit Group, Series A, Rev., 5.00%, 12/01/2047	1,715	1,758
Idaho Housing & Finance Association,
Series A, Rev., 5.00%, 08/15/2029	1,000	1,134
Series A, Rev., 5.00%, 08/15/2034	1,130	1,368
Idaho Housing & Finance Association, Garvee,
Series A, Rev., 4.00%, 07/15/2039	1,440	1,469
Series A, Rev., 5.00%, 07/15/2030	1,250	1,428
Idaho Housing & Finance Association, Transportation Expansion & Mitigation, Rev., 5.00%, 08/15/2037	165	192

		7,349

Illinois — 7.8%
Champaign County Community Unit School District No. 4 Champaign, GO, 5.00%, 01/01/2029	1,765	1,839
Chicago Board of Education,
Series A, GO, AGM, 5.00%, 12/01/2026	10	11
Series A, GO, 5.00%, 12/01/2033	2,000	2,052
Series A, GO, 5.00%, 12/01/2041	1,000	1,014
Series A, GO, 5.00%, 12/01/2042	10,000	9,872
Series A, GO, 5.25%, 12/01/2036	5,500	5,914
Series D, GO, 5.00%, 12/01/2046	7,500	7,323

SEE NOTES TO FINANCIAL STATEMENTS.

174	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Illinois — continued
Chicago Board of Education Dedicated Capital Improvement Tax,
Rev., 5.25%, 04/01/2039	3,125	3,387
Rev., 5.75%, 04/01/2048	4,000	4,374
Chicago Board of Education, Capital Appreciation School Reform,
Series A, GO, NATL, Zero Coupon, 12/01/2024	500	482
Series A, GO, NATL, Zero Coupon, 12/01/2025	255	237
Series A, GO, NATL, Zero Coupon, 12/01/2029	1,220	970
Series B1, GO, NATL, Zero Coupon, 12/01/2028	500	414
Series B1, GO, NATL, Zero Coupon, 12/01/2029	1,105	879
Chicago Board of Education, Dedicated,
Series C, GO, 5.00%, 12/01/2034	2,000	2,038
Series G, GO, 5.00%, 12/01/2034	1,000	1,019
Series H, GO, 5.00%, 12/01/2036	2,000	2,023
Series H, GO, 5.00%, 12/01/2046	1,000	988
Chicago Midway International Airport, Series B, Rev., 5.00%, 01/01/2046	10,000	10,130
Chicago Midway International Airport, Second Lien, Series A, Rev., AMT, 5.00%, 01/01/2041	3,000	3,014
Chicago Midway International Airport, Senior,
Series C, Rev., AMT, 5.00%, 01/01/2028 (w)	2,825	2,998
Series C, Rev., AMT, 5.00%, 01/01/2034 (w)	6,000	6,833
Series C, Rev., AMT, 5.00%, 01/01/2040 (w)	2,610	2,855
Chicago Midway International Airport, Senior Lien, Series A, Rev., BAM, AMT, 5.00%, 01/01/2033	2,400	2,727
Chicago O’Hare International Airport,
Rev., AMT, 5.00%, 01/01/2030	3,400	3,431
Rev., AMT, 5.00%, 01/01/2032	2,000	2,017
Chicago O’Hare International Airport, Passenger Facility Charge, Rev., AMT, 5.00%, 01/01/2032	3,500	3,500
Chicago O’Hare International Airport, Senior Lien,
Series A, Rev., 4.00%, 01/01/2035	3,500	3,681
Series A, Rev., 5.00%, 01/01/2035	6,000	6,799
Chicago O’Hare International Airport, Senior Lien Customer Facility, Rev., BAM, 5.25%, 01/01/2042	1,465	1,629
Chicago Transit Authority Capital Grant Receipts Revenue, Section 5357, Rev., 5.00%, 06/01/2028	1,000	1,078
Chicago Transit Authority Sales Tax Receipts Fund,
Rev., 5.00%, 12/01/2044	5,000	5,017

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued
Rev., AGM, 5.00%, 12/01/2044	1,000	1,003
Rev., 5.25%, 12/01/2049	13,000	13,069
Series A, Rev., 5.00%, 12/01/2045	6,500	6,764
Series A, Rev., BAM, 5.00%, 12/01/2046	4,500	4,844
Chicago Transit Authority Sales Tax Receipts Fund, Second Lien,
Rev., 5.00%, 12/01/2051	4,750	4,811
Series A, Rev., 4.00%, 12/01/2049	4,000	3,884
Series A, Rev., 5.00%, 12/01/2052	5,000	5,106
Series A, Rev., 5.00%, 12/01/2055	2,000	2,076
City of Aurora Waterworks & Sewerage Revenue, Series B, Rev., 4.00%, 12/01/2034	1,565	1,566
City of Berwyn, Series A, GO, 5.00%, 12/01/2029	1,000	1,015
City of Chicago,
Series A, GO, 5.00%, 01/01/2027	5,500	5,758
Series A, GO, 5.00%, 01/01/2033	1,000	1,093
Series A, GO, 5.00%, 01/01/2034	4,500	4,913
Series A, GO, 5.50%, 01/01/2049	6,325	6,588
Series A, GO, 6.00%, 01/01/2038	8,775	9,212
Series B, GO, 4.00%, 01/01/2038 (e)	521	508
Series C, GO, Zero Coupon, 01/01/2027 (p)	500	457
Series C, GO, 5.00%, 01/01/2025	45	46
Series C, GO, 5.00%, 01/01/2028	1,450	1,482
City of Chicago Special Assessment Revenue, Lakeshore East Project,
Special Assessment, 2.69%, 12/01/2026 (e)	305	294
Special Assessment, 3.04%, 12/01/2028 (e)	270	255
City of Chicago Wastewater Transmission Revenue, Second Lien,
Series B, Rev., AGM, 5.00%, 01/01/2037	1,050	1,223
Series B, Rev., AGM, 5.00%, 01/01/2039	2,000	2,282
Series C, Rev., 5.00%, 01/01/2034	1,950	1,980
City of Chicago Waterworks Revenue, Second Lien,
Series 2017-2, Rev., AGM, 5.00%, 11/01/2038	3,500	3,677
Series B, Rev., AGM, 5.00%, 11/01/2038	1,000	1,144
Series B, Rev., AGM, 5.00%, 11/01/2039	1,000	1,138
City of Chicago Waterworks Revenue, Second Lien Project,
Rev., 4.00%, 11/01/2037	215	215
Rev., 5.00%, 11/01/2044	2,410	2,425
City of Chicago, Chicago Works,
Series A, GO, 5.25%, 01/01/2038	2,680	2,913
Series A, GO, 5.50%, 01/01/2039	1,180	1,295
Series A, GO, 5.50%, 01/01/2040	1,000	1,093
Series A, GO, 5.50%, 01/01/2041	1,000	1,069
Series A, GO, 5.50%, 01/01/2043	1,500	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	175

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Illinois — continued
City of Chicago, Wastewater Transmission Revenue, Second Lien,
Rev., 5.00%, 01/01/2039	4,005	4,007
Series A, Rev., AGM, 5.25%, 01/01/2048	5,000	5,557
Series B, Rev., AGM-CR, 5.00%, 01/01/2027	1,000	1,066
Series B, Rev., AGM, 5.00%, 01/01/2029	300	335
Series B, Rev., AGM, 5.00%, 01/01/2038	1,940	2,223
City of Chicago, Waterworks Revenue, Second Lien,
Rev., 5.00%, 11/01/2034	7,000	7,089
Series A, Rev., AGM, 5.25%, 11/01/2048	1,500	1,679
Series B, Rev., AGM, 4.00%, 11/01/2040	4,320	4,424
Series B, Rev., AGM, 5.00%, 11/01/2028	300	334
Series B, Rev., AGM, 5.00%, 11/01/2031	400	470
Series B, Rev., AGM, 5.00%, 11/01/2033	2,350	2,775
City of Granite City, Waste Management, Inc., Rev., AMT, 1.25%, 05/01/2027	5,000	4,453
Cook County Community College District No. 508, City Colleges Chicago,
GO, 5.13%, 12/01/2038	1,000	1,000
GO, 5.25%, 12/01/2030	1,000	1,000
Cook County Community Consolidated School District No. 34 Glenview, GO, 4.00%, 12/01/2029	2,000	2,173
Cook County High School District No. 214 Arlington Heights, GO, 4.00%, 12/01/2026	1,910	1,990
Cook County School District No. 87 Berkeley, GO, AGM, 3.00%, 12/01/2034	1,500	1,403
Cook County, Community School District No. 97, Oak Park, GO, 4.00%, 01/01/2034	2,000	2,097
County of Cook,
Series A, GO, 5.00%, 11/15/2025	960	998
Series A, GO, AGM, 5.00%, 11/15/2026	1,000	1,066
Series A, GO, 5.00%, 11/15/2026	3,900	4,151
Series A, GO, 5.00%, 11/15/2033	250	287
County of Cook Sales Tax Revenue,
Rev., 4.00%, 11/15/2037	3,500	3,588
Rev., 4.00%, 11/15/2038	1,545	1,565
Series A, Rev., 4.00%, 11/15/2039	2,000	2,029
Series A, Rev., 4.00%, 11/15/2040	5,250	5,286
Series A, Rev., 5.00%, 11/15/2025	690	717
Series A, Rev., 5.25%, 11/15/2045	2,500	2,754
County of Cook, Sales Tax Revenue, Series A, Rev., 5.00%, 11/15/2038	1,240	1,358
Illinois Finance Authority,
Series A, Rev., 4.00%, 07/15/2036	710	747
Series A, Rev., 4.00%, 07/15/2039	3,000	3,067
Series B2, Rev., 5.00%, 05/15/2050 (z)	4,800	4,995
Illinois Finance Authority, Acero Charter Schools, Inc., Rev., 4.00%, 10/01/2042 (e)	500	412
Illinois Finance Authority, Advocate Health Care Network Project, Rev., 4.00%, 11/01/2030	2,165	2,215

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued
Illinois Finance Authority, Ann & Robert H. Lurie Child, Rev., 4.00%, 08/15/2037	500	508
Illinois Finance Authority, Ann & Robert H. Lurie Children’s Hospital of Chicago, Rev., 5.00%, 08/15/2035	1,610	1,709
Illinois Finance Authority, Carle Foundation, Series A, Rev., 5.00%, 02/15/2045	19,250	19,633
Illinois Finance Authority, Centegra Health System, Series A, Rev., 5.00%, 09/01/2025 (p)	130	132
Illinois Finance Authority, Depaul College Prep Foundation, Rev., 5.50%, 08/01/2043 (e)	1,360	1,390
Illinois Finance Authority, Green Bond, Rev., 4.00%, 07/01/2038	4,160	4,318
Illinois Finance Authority, Green Bonds,
Rev., 4.00%, 01/01/2033	8,190	8,897
Rev., 4.00%, 07/01/2040	1,500	1,546
Illinois Finance Authority, Health Services Facility Lease Revenue, Provident Group UIC Surgery,
Rev., 4.00%, 10/01/2040	1,750	1,666
Rev., 5.00%, 10/01/2032	750	814
Illinois Finance Authority, Illinois State Clean Water Initiative, Green Bond, Rev., 5.00%, 01/01/2028	100	110
Illinois Finance Authority, Mercy Health Corp., Rev., 5.00%, 12/01/2040	1,080	1,105
Illinois Finance Authority, Northshore University Health System, Rev., 5.00%, 08/15/2035	750	846
Illinois Finance Authority, Northwestern Memorial HealthCare, Rev., 4.00%, 07/15/2047	4,000	3,874
Illinois Finance Authority, OSF Healthcare System,
Rev., 4.00%, 05/15/2050	1,000	927
Series A, Rev., 5.00%, 11/15/2045	10,900	11,048
Series B1, Rev., 5.00%, 05/15/2050 (z)	2,250	2,258
Illinois Finance Authority, Plymouth Place, Inc., Rev., 5.00%, 05/15/2041	400	343
Illinois Finance Authority, Presbyterian Homes, Series B, Rev., (SIFMA Municipal Swap Index + 0.70%), 4.57%, 05/01/2042 (aa)	180	176
Illinois Finance Authority, Rush University Medical Center, Series A, Rev., 4.00%, 11/15/2039	1,320	1,261
Illinois Finance Authority, Southern Illinois Healthcare, Rev., 5.00%, 03/01/2031	2,135	2,228
Illinois Finance Authority, State Clean Water Initiative, Rev., 4.00%, 07/01/2026	2,100	2,156
Illinois Finance Authority, Sustainable Bond, Illinois State Clean Water, Rev., 5.00%, 01/01/2024	1,030	1,030

SEE NOTES TO FINANCIAL STATEMENTS.

176	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Illinois — continued
Illinois Finance Authority, Swedish Covenant Hospital, Rev., 5.00%, 08/15/2032 (p)	4,000	4,215
Illinois Finance Authority, The Carle Foundation,
Series A, Rev., 3.00%, 08/15/2048	2,850	2,249
Series A, Rev., 4.00%, 08/15/2038	1,615	1,655
Series A, Rev., 5.00%, 08/15/2031	2,530	2,905
Series B, Rev., 5.00%, 08/15/2053 (z)	285	320
Illinois Finance Authority, UChicago Medicine,
Rev., 5.00%, 08/15/2052 (z)	1,710	1,828
Series A, Rev., 5.00%, 08/15/2047	17,000	18,182
Illinois Finance Authority, University of Chicago,
Series A, Rev., 5.00%, 10/01/2028	3,000	3,337
Series A, Rev., 5.00%, 10/01/2030	3,000	3,032
Series A, Rev., 5.00%, 10/01/2034	1,750	2,153
Series A, Rev., 5.00%, 10/01/2035	1,400	1,736
Series A, Rev., 5.00%, 10/01/2038	11,600	11,920
Series A, Rev., 5.25%, 05/15/2048	2,000	2,246
Illinois Housing Development Authority,
Series C, Rev., FHA, 0.80%, 07/01/2026	270	247
Series D, Rev., GNMA/FNMA/FHLMC, 3.75%, 04/01/2050	1,215	1,208
Illinois Housing Development Authority, 6900 Crandon, Rev., FHA HUD, 5.00%, 02/01/2027 (z)	1,700	1,750
Illinois Housing Development Authority, Social Bonds,
Series A, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	3,475	3,375
Series B, Rev., GNMA FNMA FHLMC COLL, 3.00%, 04/01/2051	370	358
Series H, Rev., GNMA FNMA FHLMC COLL, 5.75%, 10/01/2053	695	751
Illinois Housing Development Authority, South Shore HHDC, Rev., HUD, 5.00%, 02/01/2027 (z)	1,520	1,564
Illinois Housing Development Authority, Sustainable Bonds, Series N, Rev., GNMA/FNMA/FHLMC, 6.25%, 04/01/2054	9,955	11,032
Illinois Sports Facilities Authority (The), State Tax Supported,
Rev., 5.00%, 06/15/2030	500	533
Rev., AGM, 5.25%, 06/15/2031	225	227
Rev., AGM, 5.25%, 06/15/2032	5,000	5,022
Illinois State Toll Highway Authority,
Series A, Rev., 4.00%, 01/01/2046	14,950	14,822
Series A, Rev., 5.00%, 01/01/2028	185	195
Series A, Rev., 5.00%, 01/01/2041	3,300	3,712
Series A, Rev., 5.00%, 01/01/2044	6,580	7,121
Series B, Rev., 5.00%, 01/01/2029	100	104
Series B, Rev., 5.00%, 01/01/2037	5,000	5,024
Series B, Rev., 5.00%, 01/01/2040	5,500	5,649

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued
Illinois State Toll Highway Authority, Senior,
Series A, Rev., 5.00%, 01/01/2029 (w)	800	896
Series A, Rev., 5.00%, 12/01/2031	5,115	5,330
Series A, Rev., 5.00%, 01/01/2036 (w)	1,300	1,580
Series A, Rev., 5.00%, 01/01/2037 (w)	1,500	1,795
Series A, Rev., 5.25%, 01/01/2043	2,315	2,664
Series B, Rev., 5.00%, 01/01/2028	4,000	4,384
Series B, Rev., 5.00%, 01/01/2041	2,190	2,253
Illinois State Toll Highway Authority, Toll Highway Revenue,
Series A, Rev., 5.00%, 01/01/2036	1,000	1,155
Series A, Rev., 5.00%, 01/01/2037	1,555	1,779
Macon County, School District No. 61 Decatur,
GO, AGM, 4.00%, 01/01/2040	1,420	1,426
GO, AGM, 4.00%, 01/01/2045	3,000	2,949
Metropolitan Pier & Exposition Authority, Rev., NATL, Zero Coupon, 12/15/2034	500	345
Metropolitan Pier & Exposition Authority Revenue, McCormick Place Expansion, Rev., 5.00%, 06/15/2042	5,645	5,972
Metropolitan Pier & Exposition Authority, Capital Appreciation McCormick,
Rev., NATL, Zero Coupon, 12/15/2035	500	331
Rev., NATL, Zero Coupon, 06/15/2036	6,000	3,859
Rev., NATL, Zero Coupon, 06/15/2037	500	305
Rev., AGM, Zero Coupon, 06/15/2044	500	211
Series B, Rev., AGM, Zero Coupon, 06/15/2027	4,310	3,864
Metropolitan Pier & Exposition Authority, Capital Appreciation McCormick Project, Rev., NATL, Zero Coupon, 06/15/2028	250	216
Metropolitan Pier & Exposition Authority, McCormick Expansion Project, Series B, Rev., 5.00%, 12/15/2027	125	128
Metropolitan Pier & Exposition Authority, McCormick Place,
Rev., Zero Coupon, 06/15/2037	1,175	708
Rev., Zero Coupon, 06/15/2041	1,750	837
Metropolitan Pier & Exposition Authority, McCormick Place Expansion,
Rev., Zero Coupon, 12/15/2035	3,200	2,092
Rev., 3.00%, 06/15/2025	150	149
Rev., 4.00%, 12/15/2042	5,990	5,986
Rev., 4.00%, 06/15/2050	1,000	949
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Rev., 5.00%, 06/15/2057	1,760	1,796
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Series C, GO, 5.00%, 12/01/2045	3,000	3,076
Metropolitan Water Reclamation District of Greater Chicago, Green Bonds, Series E, GO, 5.00%, 12/01/2036	2,065	2,169

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	177

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Illinois — continued
Northern Illinois University, Board of Trustees Auxiliary Facilities, Rev., BAM, 4.00%, 10/01/2033	1,000	1,040
Regional Transportation Authority, Series A, Rev., NATL, 6.00%, 07/01/2025	25	26
Sales Tax Securitization Corp., Series A, Rev., 5.00%, 01/01/2048	2,000	2,066
Sales Tax Securitization Corp., Second Lien,
Series A, Rev., 4.00%, 01/01/2039	3,000	3,040
Series A, Rev., BAM, 5.00%, 01/01/2037	750	819
Series C, Rev., 5.00%, 01/01/2029	850	934
Series C, Rev., 5.00%, 01/01/2032	1,400	1,608
Southwestern Illinois Development Authority, Southwestern Il Flood Prevention, Rev., 4.00%, 10/15/2035	1,215	1,265
State of Illinois,
GO, 4.00%, 06/01/2032	1,980	2,012
GO, 4.00%, 06/01/2034	4,485	4,529
GO, 4.00%, 06/01/2036	485	489
GO, 5.00%, 01/01/2028	6,810	7,031
GO, 5.00%, 02/01/2028	3,050	3,232
GO, 5.00%, 01/01/2029	2,085	2,153
GO, 5.00%, 02/01/2029	1,000	1,058
GO, 5.25%, 02/01/2030	2,000	2,003
GO, 5.50%, 05/01/2030	2,000	2,242
Series A, GO, 4.00%, 03/01/2041	250	250
Series A, GO, 5.00%, 03/01/2024	80	80
Series A, GO, 5.00%, 11/01/2026	1,360	1,433
Series A, GO, 5.00%, 03/01/2027	2,355	2,497
Series A, GO, 5.00%, 03/01/2028	1,500	1,619
Series A, GO, 5.00%, 03/01/2030	1,000	1,112
Series A, GO, 5.00%, 03/01/2046	1,000	1,059
Series A, GO, 5.50%, 03/01/2042	1,500	1,678
Series A, GO, 5.50%, 03/01/2047	2,690	2,952
Series A, GO, 6.00%, 05/01/2025	500	518
Series B, GO, 4.00%, 10/01/2033	2,000	2,075
Series B, GO, 5.00%, 10/01/2029	1,000	1,106
Series B, GO, 5.00%, 10/01/2031	5,000	5,587
Series B, GO, 5.50%, 05/01/2039	250	277
Series B, GO, 5.50%, 05/01/2047	2,500	2,746
Series C, GO, 4.00%, 10/01/2037	2,000	2,029
Series C, GO, 5.00%, 11/01/2029	4,200	4,497
Series C, GO, 5.25%, 10/01/2047	3,000	3,249
Series D, GO, 5.00%, 11/01/2024	1,000	1,015
Series D, GO, 5.00%, 11/01/2026	1,980	2,088
Series D, GO, 5.00%, 11/01/2027	6,080	6,535
Series D, GO, 5.00%, 11/01/2028	2,500	2,684
State of Illinois Sales Tax Revenue, Series A, Rev., BAM, 4.00%, 06/15/2029	2,250	2,334
State of Illinois Sales Tax Revenue, Junior Obligation,
Series A, Rev., BAM, 4.00%, 06/15/2026	505	514
Series A, Rev., BAM, 4.00%, 06/15/2031	1,500	1,565
State of Illinois, Build America Bonds,
GO, 6.90%, 03/01/2035	1,000	1,068

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Illinois — continued
GO, 7.35%, 07/01/2035	3,429	3,724
State of Illinois, Rebuild Illinois Program, Series B, GO, 4.00%, 11/01/2039	1,500	1,507
University of Illinois, Auxiliary Facilities System, Series A, Rev., 5.00%, 04/01/2025	140	141
University of Illinois, Auxiliary Facility, Series A, Rev., AGM-CR, 4.00%, 04/01/2036	4,730	4,766
Village of Rosemont, Series A, GO, BAM, 5.00%, 12/01/2042	10,000	11,037
Will County Community Unit School District No. 209-U Wilmington, GO, AGM, 5.50%, 02/01/2038	1,195	1,342

		632,929

Indiana — 1.7%
City of Fishers Sewage Works Revenue, Rev., BAM, 4.00%, 07/01/2047	1,000	992
City of Kokomo, KHA RAD I Apartments, Rev., HUD, 0.56%, 02/01/2025 (z)	2,175	2,168
City of Rockport, Industry Pollution Control, Michigan Power Company Project, Rev., 2.75%, 06/01/2025	100	99
City of Whiting, BP Products North America,
Rev., AMT, 4.40%, 11/01/2045 (z)	6,000	6,167
Rev., AMT, 4.40%, 03/01/2046 (z)	2,500	2,562
City of Whiting, BP Products North America, Inc. Project, Rev., AMT, 5.00%, 11/01/2047 (z)	5,000	5,026
Evansville Waterworks District, Series A, Rev., BAM, 5.00%, 07/01/2042	925	1,018
Indiana Finance Authority, Citizens Water Westfield Project, Series A, Rev., 4.00%, 10/01/2048	1,500	1,446
Indiana Finance Authority, Community Foundation of Northwest Industry, Rev., 5.00%, 09/01/2036	1,000	1,046
Indiana Finance Authority, DePauw University Project, Series A, Rev., 5.00%, 07/01/2047	8,000	8,161
Indiana Finance Authority, Duke Energy Indian, Rev., AMT, 4.50%, 05/01/2035 (z)	3,305	3,379
Indiana Finance Authority, First Lien CWA Authority Project,
Rev., 5.00%, 10/01/2040 (w)	1,250	1,384
Rev., 5.00%, 10/01/2041 (w)	500	551
Indiana Finance Authority, Green Bonds CWA Authority Project, Rev., 4.00%, 10/01/2037	1,440	1,492
Indiana Finance Authority, IN University Health Obligation Group, Rev., 4.00%, 12/01/2040	1,000	983

SEE NOTES TO FINANCIAL STATEMENTS.

178	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Indiana — continued
Indiana Finance Authority, Indianapolis Power,
Series A, Rev., 0.75%, 12/01/2038 (z)	4,875	4,472
Series B, Rev., AMT, 0.95%, 12/01/2038 (z)	7,025	6,488
Indiana Finance Authority, Marion General Hospital, Series A, Rev., 4.00%, 07/01/2040	5,060	4,956
Indiana Finance Authority, Ohio Valley Electric Corp., Rev., 3.00%, 11/01/2030	1,230	1,155
Indiana Finance Authority, Ohio Valley Electric Corp. Project,
Series A, Rev., 4.25%, 11/01/2030	2,000	2,026
Series B, Rev., 2.50%, 11/01/2030	1,000	909
Indiana Finance Authority, Second Lien, CWA Authority Project, Rev., 5.00%, 10/01/2035	3,000	3,490
Indiana Finance Authority, United States Steel Corp., Series A, Rev., 4.13%, 12/01/2026	145	143
Indiana Finance Authority, University of Evansville, Rev., 5.25%, 09/01/2037	1,150	1,206
Indiana Finance Authority, Valley Electric Corporation Project, Series B, Rev., 3.00%, 11/01/2030	1,000	939
Indiana Finance Authority, Valparaiso University Project, Rev., 4.00%, 10/01/2034	1,315	1,309
Indiana Housing & Community Development Authority, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	750	731
Indiana Housing & Community Development Authority, Social Bonds,
Series A1, Rev., GNMA/FNMA/FHLMC COLL, 5.75%, 07/01/2053	250	268
Series A, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2052	965	933
Series C1, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	45	43
Indiana Municipal Power Agency, Series A, Rev., 5.00%, 01/01/2029	400	446
Indianapolis Local Public Improvement Bond Bank,
Series A, Rev., AGM, 4.00%, 06/01/2036	5,000	5,351
Series A, Rev., AGM, 4.00%, 06/01/2041	9,000	9,126
Series A, Rev., 5.00%, 06/01/2024	15	15
Series A, Rev., 5.00%, 06/01/2025	500	514
Indianapolis Local Public Improvement Bond Bank, Airport Authority, Series A1, Rev., AMT, 5.00%, 01/01/2028	200	207
Indianapolis Local Public Improvement Bond Bank, CityWay 1 Project, Series B, Rev., 5.00%, 02/01/2024	175	175
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport, Rev., AMT, 5.00%, 01/01/2029	2,855	3,093

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Indiana — continued
Indianapolis Local Public Improvement Bond Bank, Indianapolis Airport Authority,
Rev., AMT, 5.00%, 01/01/2026	1,500	1,546
Rev., AMT, 5.00%, 01/01/2029	4,245	4,585
Rev., AMT, 5.00%, 01/01/2031	3,500	3,877
Series D, Rev., AMT, 5.00%, 01/01/2029	3,000	3,011
Series D, Rev., AMT, 5.00%, 01/01/2030	2,000	2,008
Series D, Rev., AMT, 5.00%, 01/01/2031	4,000	4,015
Series D, Rev., AMT, 5.00%, 01/01/2032	4,500	4,517
Series D, Rev., AMT, 5.00%, 01/01/2033	3,500	3,513
Series I, Rev., AMT, 5.00%, 01/01/2032	4,885	4,926
Series I, Rev., AMT, 5.00%, 01/01/2033	5,000	5,042
Indianapolis Local Public Improvement Bond Bank, Metropolitan Thoroughfare District, Series D, Rev., 4.00%, 01/01/2041	10,000	10,222
Indianapolis Local Public Improvement Bond Bank, Senior, Convention Center Hotel,
Rev., 5.50%, 03/01/2038	2,150	2,374
Rev., 6.00%, 03/01/2053	2,050	2,236
Northwestern School Building Corp.,
Rev., 6.00%, 07/15/2040	700	815
Rev., 6.00%, 07/15/2041	900	1,044
Purdue University, Series A, Rev., 5.00%, 07/01/2027	1,500	1,633

		139,833

Iowa — 0.6%
Iowa Finance Authority,
Series A, Rev., 5.00%, 08/01/2034	1,030	1,216
Series D, Rev., GNMA/FNMA/FHLMC, 3.50%, 01/01/2049	300	295
Iowa Finance Authority, Ahepa 192, IV Apartments Project, Rev., HUD, 5.00%, 11/01/2026 (z)	3,040	3,109
Iowa Finance Authority, Alcoa, Inc. Project, Rev., 4.75%, 08/01/2042	5,000	4,909
Iowa Finance Authority, Iowa Fertilizer Company Project,
Rev., 4.00%, 12/01/2050 (z)	5,905	5,980
Rev., 5.00%, 12/01/2050	5,255	5,479
Iowa Finance Authority, Social Bond, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	2,000	1,933
Iowa Finance Authority, Social Bonds, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2047	1,840	1,786
Iowa Student Loan Liquidity Corp., Series B, Rev., AMT, 5.00%, 12/01/2030	1,000	1,087
Iowa Tobacco Settlement Authority, Subordinate,
Series B1, Rev., 4.00%, 06/01/2049	6,670	6,706
Series B, Rev., Zero Coupon, 06/01/2065	15,345	2,009
PEFA, Inc., Rev., 5.00%, 09/01/2049 (z)	2,745	2,812
Sioux City Community School District, Rev., BAM, 3.00%, 10/01/2025	3,625	3,625

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	179

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Iowa — continued
Southeast Polk Community School District, Series A, GO, 5.00%, 05/01/2028	5,185	5,719

		46,665

Kansas — 0.3%
Butler County Unified School District No. 385 Andover, Refunding and School Building, GO, 5.00%, 09/01/2032 (p)	1,000	1,088
City of Manhattan, Meadowlark Hills, Series A, Rev., 4.00%, 06/01/2036	1,000	907
Johnson County Unified School District No. 512 Shawnee Mission, Series A, GO, 4.00%, 10/01/2043	2,000	2,031
Kansas Development Finance Authority, Unrefunded, Rev., 5.00%, 11/15/2054 (z)	1,500	1,640
Riley County Unified School District No. 383 Manhattan-Ogden, Series A, GO, 5.00%, 09/01/2034 (p)	1,000	1,092
University of Kansas Hospital Authority, Improvement Ku Health System, Rev., 5.00%, 09/01/2045	3,800	3,859
University of Kansas Hospital Authority, University Kansas Health System, Rev., 5.00%, 03/01/2047 (p)	3,865	4,143
University of Kansas Hospital Authority, Unrefunded University Kansas Health System, Rev., 5.00%, 03/01/2047	7,350	7,548
Wyandotte County Unified School District No. 203 Piper,
Series A, GO, AGM, 5.00%, 09/01/2040	900	1,000
Series A, GO, AGM, 5.25%, 09/01/2052	1,000	1,102

		24,410

Kentucky — 1.8%
City of Henderson, Pratt Paper LLC Project, Rev., AMT, 4.45%, 01/01/2042 (e)	1,685	1,603
County of Carroll, Utilities Company Project, Rev., AMT, 2.00%, 02/01/2032	8,620	7,249
County of Meade, Nucor Steel Brandenbur, Rev., VRDO, AMT, 5.05%, 01/02/2024 (z)	14,600	14,600
County of Trimble, Kentucky Utilities Co., Rev., AMT, 4.70%, 06/01/2054 (z)	8,000	8,123
County of Trimble, Louisville Gas & Electric, Rev., 0.63%, 09/01/2026	605	559
County of Trimble, Louisville Gas & Electricity, Rev., AMT, 1.35%, 11/01/2027	8,100	7,479
County of Trimble, Louisville Gas and Electric, Rev., AMT, 4.70%, 06/01/2054 (z)	6,665	6,767
County of Trimble, Louisville Gas and Electric Company, Rev., AMT, 1.30%, 09/01/2044 (z)	1,000	884

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Kentucky — continued
Fayette County School District Finance Corp., Series A, Rev., 4.00%, 05/01/2038	3,000	3,014
Kentucky Bond Development Corp., Centre College, Rev., 4.00%, 06/01/2040	420	431
Kentucky Economic Development Finance Authority, Baptist Healthcare System, Series B, Rev., 5.00%, 08/15/2041	9,550	9,818
Kentucky Economic Development Finance Authority, Commonspirit Health, Series A, Rev., 5.00%, 08/01/2044	3,500	3,645
Kentucky Economic Development Finance Authority, Norton Healthcare, Inc.,
Series B, Rev., NATL, Zero Coupon, 10/01/2026	3,930	3,552
Series B, Rev., NATL, Zero Coupon, 10/01/2027	1,995	1,741
Kentucky Economic Development Finance Authority, Senior Next Generation Information,
Rev., 5.00%, 07/01/2040	5,000	5,038
Rev., 5.00%, 01/01/2045	3,295	3,309
Kentucky Housing Corp., Beecher Terrace Phase IV, Rev., HUD, 5.00%, 09/01/2043 (z)	1,015	1,046
Kentucky Housing Corp., Cambridge Square Project, Rev., 0.30%, 08/01/2024 (z)	575	573
Kentucky Public Energy Authority,
Series A1, Rev., 4.00%, 08/01/2052 (z)	1,000	1,004
Series A1, Rev., 5.25%, 04/01/2054 (z)	24,200	26,374
Series A2, Rev., (ICE LIBOR USD 1 Month * 0.67 + 1.12%), 4.78%, 12/01/2049 (aa)	1,000	998
Series A2, Rev., (United States SOFR * 0.67 + 1.20%), 4.81%, 08/01/2052 (aa)	2,500	2,425
Series C, Rev., 4.00%, 02/01/2050 (z)	10,885	10,915
Kentucky Public Energy Authority, Gas Supply,
Series B, Rev., 4.00%, 07/01/2024	1,320	1,321
Series B, Rev., 4.00%, 01/01/2049 (z)	12,385	12,387
Kentucky State University, Kentucky State University Project,
COP, BAM, 4.00%, 11/01/2033	145	156
COP, BAM, 4.00%, 11/01/2035	135	145
COP, BAM, 4.00%, 11/01/2036	155	164
COP, BAM, 4.00%, 11/01/2038	650	674
Louisville and Jefferson County Metropolitan Government, Louisville Gas and Electric Co. Project, Series A, Rev., 0.90%, 09/01/2026	2,750	2,569
Louisville and Jefferson County Metropolitan Government, Norton Healthcare, Inc., Rev., 5.00%, 10/01/2031	670	697

SEE NOTES TO FINANCIAL STATEMENTS.

180	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Kentucky — continued
Louisville/Jefferson County Metropolitan Government, Louisville Gas & Electric, Rev., 2.00%, 10/01/2033	1,000	856
Louisville/Jefferson County Metropolitan Government, Louisville Gas & Electric Co. Project, Rev., AMT, 1.35%, 11/01/2027	2,000	1,837
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Series A, Rev., 5.00%, 05/15/2047	3,180	3,351

		145,304

Louisiana — 1.3%
City of New Orleans Sewerage Service Revenue, Rev., 5.00%, 06/01/2045 (p)	2,000	2,063
City of Shreveport, Water & Sewer Improvement, GO, 5.00%, 09/01/2032 (p)	4,390	4,448
Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge, Sales Tax, Rev., AGM, 5.00%, 08/01/2027	1,400	1,513
East Baton Rouge Sewerage Commission, Series A, Rev., 1.30%, 02/01/2041 (z)	4,500	4,010
Ernest N Morial New Orleans Exhibition Hall Authority, Special Tax, 5.25%, 07/15/2048	6,000	6,572
Lakeshore Villages Master Community Development District, Parish of St. Tammany, Special Assessment, 3.20%, 06/01/2041 (e)	630	509
Louisiana Housing Corp., Home Ownership Program, Rev., GNMA/FNMA/FHLMC COLL, 5.75%, 06/01/2054	400	437
Louisiana Housing Corp., Social Bonds Home Ownership Project, Rev., GNMA/FNMA/FHLMC, 5.00%, 06/01/2052	1,195	1,240
Louisiana Local Government Environmental Facilities & Community Development Authority, Entergy Louisiana LLC Project,
Rev., 2.00%, 06/01/2030	2,755	2,435
Rev., 2.50%, 04/01/2036	1,185	987
Louisiana Local Government Environmental Facilities & Community Development Authority, Subordinate, East Baton Rouge,
Rev., 5.00%, 02/01/2036	640	736
Rev., 5.00%, 02/01/2041	1,560	1,733
Louisiana Public Facilities Authority, Children’s Medical Center Project, Rev., 5.00%, 06/01/2045 (z)	450	483
Louisiana Public Facilities Authority, Elementus Minerals LLC Project, Rev., AMT, 5.00%, 10/01/2043 (e) (z)	6,365	6,486
Louisiana Public Facilities Authority, Loyola University Project, Rev., 4.00%, 10/01/2038	2,560	2,578

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Louisiana — continued
Louisiana Public Facilities Authority, Ochsner Clinic Foundation, Series B, Rev., 5.00%, 05/15/2050 (z)	1,100	1,122
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Rev., 5.00%, 05/15/2042	1,480	1,524
Louisiana Stadium & Exposition District, Senior Bonds,
Series A, Rev., 5.00%, 07/01/2042	5,460	6,079
Series A, Rev., 5.00%, 07/01/2048	2,500	2,729
Series A, Rev., 5.25%, 07/01/2053	7,500	8,288
New Orleans Aviation Board,
Series B, Rev., AMT, 5.00%, 01/01/2040	14,500	14,531
Series B, Rev., AMT, 5.00%, 01/01/2045	4,000	4,004
New Orleans Aviation Board, General Airport, Series D2, Rev., AMT, 5.00%, 01/01/2033	1,100	1,148
New Orleans Aviation Board, General Airport North Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2038	1,000	1,030
Series B, Rev., AMT, 5.00%, 01/01/2048	5,000	5,053
Parish of St John the Baptist, Marathon Oil Corporation Project, Rev., 4.05%, 06/01/2037 (z)	2,625	2,596
Parish of St. John the Baptist, Marathon Oil Corp. Project, Series B1, Rev., 2.13%, 06/01/2037 (z)	875	863
Port New Orleans Board of Commissioners, Series E, Rev., AMT, 5.00%, 04/01/2039	1,170	1,219
St. Tammany Parish Hospital Service District No. 1,
Series A, Rev., 5.00%, 07/01/2032	1,615	1,746
Series A, Rev., 5.00%, 07/01/2034	1,655	1,784
State of Louisiana, Series A, GO, 5.00%, 03/01/2037	9,555	10,604
State of Louisiana Gasoline & Fuels Tax Revenue, Second Lien, Series A, Rev., (United States SOFR * 0.70 + 0.50%), 4.27%, 05/01/2043 (aa)	1,130	1,108

		101,658

Maine — 0.2%
Finance Authority of Maine, Supplemental Educational Loan Program,
Series A1, Rev., AGM, AMT, 2.38%, 12/01/2033	705	636
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2024	75	76
Series A1, Rev., AGM, AMT, 5.00%, 12/01/2025	85	88
Maine Health & Higher Educational Facilities Authority, Series A, Rev., AGM, 4.38%, 07/01/2048	2,100	2,127
Maine State Housing Authority, Social Bonds, Series D, Rev., 3.00%, 11/15/2051	870	844

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	181

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Maine — continued
Maine Turnpike Authority,
Rev., 4.00%, 07/01/2045	9,000	9,020
Rev., 5.00%, 07/01/2028	2,000	2,223

		15,014

Maryland — 1.4%
City of Baltimore, Water Project, Series A, Rev., 5.00%, 07/01/2050	3,200	3,439
City of Brunswick, Brunswick Crossing Special Tax, Special Tax, 4.00%, 07/01/2029	500	493
County of Baltimore, Series 83, GO, 5.00%, 03/01/2024	50	50
County of Howard, Series D, GO, 5.00%, 02/15/2030	3,000	3,314
County of Montgomery, Series B, GO, 4.00%, 11/01/2028	1,500	1,620
County of Montgomery, Trinity Health Credit Group, Rev., 4.00%, 12/01/2044	3,000	2,980
County of Prince George’s, Series A, GO, 5.00%, 07/01/2029	1,250	1,427
County of Prince George’s, Chesapeake Lighthouse Obligations, Series A, Rev., 6.50%, 08/01/2035 (e) (p)	750	798
Maryland Community Development Administration,
Series B, Rev., 3.00%, 09/01/2051	145	141
Series D, Rev., 3.25%, 09/01/2050	2,265	2,225
Maryland Community Development Administration, Community Dev Admin Social Bonds, Rev., GNMA/FNMA/FHLMC COLL, 4.95%, 09/01/2042	1,430	1,529
Maryland Community Development Administration, Park Heights Senior, Series C, Rev., 5.25%, 11/01/2025	4,880	4,974
Maryland Community Development Administration, Residential,
Series A, Rev., 3.75%, 03/01/2050	1,200	1,193
Series B, Rev., AMT, 4.50%, 09/01/2048	1,375	1,383
Maryland Community Development Administration, Social Bonds,
Series C, Rev., 3.00%, 09/01/2051	2,366	2,294
Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.75%, 09/01/2054	450	487
Maryland Community Development Administration, Sustainable Bonds, Series E, Rev., GNMA/FNMA/FHLMC, 6.25%, 03/01/2054	5,000	5,522
Maryland Economic Development Corp., Green Bond Purple Line Light, Rev., AMT, 5.25%, 06/30/2052	2,000	2,067
Maryland Economic Development Corp., Green Bond, Purple Line, Rev., AMT, 5.25%, 06/30/2047	1,300	1,352

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Maryland — continued
Maryland Economic Development Corp., Morgan State University Project,
Rev., 4.00%, 07/01/2040	665	628
Rev., 5.38%, 07/01/2038	1,250	1,351
Maryland Economic Development Corp., Port Covington Project,
Tax Allocation, 3.25%, 09/01/2030	1,405	1,328
Tax Allocation, 4.00%, 09/01/2040	2,280	2,060
Maryland Economic Development Corp., Transportation Facilities Project, Series A, Rev., 5.00%, 06/01/2035	1,000	1,058
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare,
Rev., 4.00%, 01/01/2038	2,020	1,924
Rev., 5.00%, 01/01/2025	470	475
Rev., 5.00%, 01/01/2036	4,580	4,880
Maryland Health & Higher Educational Facilities Authority, Doctors Community Hospital, Rev., 5.00%, 07/01/2034	2,000	2,081
Maryland Health & Higher Educational Facilities Authority, Lifebridge Health, Rev., 4.00%, 07/01/2041	2,315	2,321
Maryland Health & Higher Educational Facilities Authority, Medstar Health Issue,
Series A, Rev., 5.00%, 05/15/2042	3,000	3,092
Series A, Rev., 5.00%, 05/15/2045	9,565	9,782
Series B, Rev., 5.00%, 08/15/2038	1,000	1,000
Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center, Rev., 5.00%, 07/01/2028	1,300	1,331
Maryland Stadium Authority Built to Learn Revenue,
Rev., 4.00%, 06/01/2035	2,000	2,115
Rev., 4.00%, 06/01/2036	2,125	2,232
Series A, Rev., 5.00%, 06/01/2033	1,375	1,615
State of Maryland, Series B, GO, 5.00%, 08/01/2026	1,000	1,064
State of Maryland Department of Transportation, Rev., 3.00%, 10/01/2030	1,500	1,494
State of Maryland Department of Transportation, Baltimore Washington International,
Rev., AMT, 4.00%, 08/01/2038	965	979
Rev., AMT, 4.00%, 08/01/2039	1,160	1,168
State of Maryland, Bidding Group 1, Series A, GO, 5.00%, 03/15/2030	1,495	1,732
State of Maryland, Group 1, Series A, GO, 5.00%, 08/01/2028	1,500	1,678
State of Maryland, Local Facilities Loan, Series A, GO, 5.00%, 08/01/2028	5,000	5,593
State of Maryland, State & Local Facilities Loan of 2022, GO, 5.00%, 06/01/2033	1,000	1,205

SEE NOTES TO FINANCIAL STATEMENTS.

182	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Maryland — continued
State of Maryland, State and Local Facilities Loan, Series A, GO, 5.00%, 06/01/2036	1,500	1,783
Washington Suburban Sanitary Commission,
Rev., CNTY GTD, 2.13%, 06/01/2036	7,885	6,598
Rev., CNTY GTD, 5.00%, 06/01/2029	2,000	2,280
Rev., CNTY GTD, 5.00%, 06/01/2039	9,080	10,642
Washington Suburban Sanitary Commission, Consolidated Public Improvement, Rev., CNTY GTD, 5.00%, 06/01/2029	1,500	1,672

		114,449

Massachusetts — 1.3%
Boston Water & Sewer Commission, Senior Bonds, Series B, Rev., 4.00%, 11/01/2039	1,570	1,672
Collegiate Charter School of Lowell, Rev., 5.00%, 06/15/2049	1,250	1,165
Commonwealth of Massachusetts,
GO, 4.00%, 05/01/2035	2,950	2,950
Rev., NATL, 5.50%, 01/01/2034	1,500	1,774
Series C, GO, 5.00%, 10/01/2049	10,000	11,136
Series E, GO, 5.00%, 11/01/2047	5,000	5,557
Commonwealth of Massachusetts Transportation Fund Revenue, Rail Enhancement Project, Series B, Rev., 5.00%, 06/01/2025	375	387
Commonwealth of Massachusetts, Consolidated Loans, Series E, GO, 5.00%, 11/01/2050	2,175	2,350
Massachusetts Clean Water Trust (The), Sustainable Bonds,
Rev., 5.00%, 02/01/2033	1,000	1,224
Rev., 5.00%, 02/01/2035	3,760	4,568
Rev., 5.00%, 02/01/2038	250	294
Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Rev., 5.00%, 07/01/2032	4,385	5,079
Massachusetts Development Finance Agency, Emerson College, Series A, Rev., 5.00%, 01/01/2047	3,075	3,100
Massachusetts Development Finance Agency, Green Bond, Boston Medical Center, Rev., 5.00%, 07/01/2044	2,840	2,855
Massachusetts Development Finance Agency, Harvard University Issue, Series A, Rev., 5.00%, 10/15/2030	1,000	1,179
Massachusetts Development Finance Agency, Lahey Health System, Series F, Rev., 5.00%, 08/15/2045	10,000	10,100
Massachusetts Development Finance Agency, Milford Regional Medical Center, Rev., 5.00%, 07/15/2046 (e)	1,000	915
Massachusetts Development Finance Agency, Northeastern University Issue, Rev., 5.00%, 10/01/2044	2,000	2,247

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Massachusetts — continued
Massachusetts Development Finance Agency, Partners Healthcare System, Rev., (SIFMA Municipal Swap Index + 0.60%), 4.47%, 07/01/2049 (e) (aa)	100	99
Massachusetts Development Finance Agency, Suffolk University Project, Rev., 4.00%, 07/01/2051	1,250	1,051
Massachusetts Development Finance Agency, Umass Memorial Health Care, Rev., 5.00%, 07/01/2044	1,000	1,019
Massachusetts Educational Financing Authority,
Series B, Rev., AMT, 2.63%, 07/01/2036	300	294
Series B, Rev., AMT, 5.00%, 07/01/2024	615	619
Series I, Rev., AMT, 5.00%, 01/01/2025	3,000	3,044
Massachusetts Educational Financing Authority, Educational Loan Revenue Bonds, Rev., AMT, 2.00%, 07/01/2037	180	158
Massachusetts Educational Financing Authority, Senior, Series B, Rev., AMT, 5.00%, 07/01/2029	1,400	1,505
Massachusetts Educational Financing Authority, Senior Bonds,
Series B, Rev., AMT, 4.25%, 07/01/2044	305	307
Series B, Rev., AMT, 5.00%, 07/01/2029	2,650	2,848
Massachusetts Educational Financing Authority, Senior Issue M, Series B, Rev., AMT, 3.63%, 07/01/2038	1,030	980
Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series J2, Rev., VRDO, 3.40%, 01/05/2024 (z)	4,015	4,015
Massachusetts Housing Finance Agency, Social Bond, Series 220, Rev., GNMA/FNMA/FHLMC, 3.00%, 12/01/2050	2,870	2,798
Massachusetts Housing Finance Agency, Social Bonds,
Series 223, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2047	900	876
Series 227, Rev., GNMA/FNMA/FHLMC COLL, 4.70%, 12/01/2043	2,250	2,322
Massachusetts Housing Finance Agency, Sustainability Bond,
Series B2, Rev., 0.75%, 06/01/2025	115	109
Series C1, Rev., 2.65%, 12/01/2034	1,000	890
Series D3, Rev., FHA HUD, 3.35%, 06/01/2027	650	652
Massachusetts Housing Finance Agency, Sustainability Bonds, Series A2, Rev., HUD, 0.40%, 06/01/2024	140	138
Massachusetts Port Authority,
Series E, Rev., AMT, 5.00%, 07/01/2031	1,495	1,692
Series E, Rev., AMT, 5.00%, 07/01/2032	2,000	2,262
Massachusetts Port Authority, Green Bonds,
Series A, Rev., AMT, 5.00%, 07/01/2031	925	1,047

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	183

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Massachusetts — continued
Series A, Rev., AMT, 5.00%, 07/01/2038	2,580	2,848
Series A, Rev., AMT, 5.00%, 07/01/2040	3,500	3,822
Massachusetts School Building Authority, Sales Tax, Series A, Rev., 5.00%, 11/15/2027	1,105	1,154
Massachusetts School Building Authority, Subordinated, Series A, Rev., 5.00%, 02/15/2036 (p)	7,190	7,206
Massachusetts Water Resources Authority, Green Bond, Series B, Rev., 5.00%, 08/01/2026	1,000	1,065
University of Massachusetts Building Authority, Series 2021, Rev., 5.00%, 11/01/2026	5,000	5,358

		108,730

Michigan — 1.7%
City of Detroit Sewage Disposal System Revenue, Floating Rate Notes Refunding System Libor D, Rev., AGM, (CME Term SOFR 3 Month * 0.67 + 0.60%), 4.39%, 07/01/2032 (aa)	1,000	951
City of Detroit, Social Bonds,
Series A, GO, 4.00%, 04/01/2041	500	472
Series A, GO, 5.00%, 04/01/2039	115	121
Series A, GO, 5.00%, 04/01/2046	35	36
Series A, GO, 5.00%, 04/01/2050	30	31
Detroit Downtown Development Authority, Catalyst Development Project,
Series A, Tax Allocation, AGM, 5.00%, 07/01/2043	1,000	1,003
Series A, Tax Allocation, AGM, 5.00%, 07/01/2048	2,500	2,506
Gerald R Ford International Airport Authority,
Rev., CNTY GTD, AMT, 5.00%, 01/01/2026	225	234
Rev., CNTY GTD, AMT, 5.00%, 01/01/2027	350	371
Rev., CNTY GTD, AMT, 5.00%, 01/01/2028	275	297
Rev., CNTY GTD, AMT, 5.00%, 01/01/2029	600	658
Rev., CNTY GTD, AMT, 5.00%, 01/01/2034	1,140	1,298
Rev., CNTY GTD, AMT, 5.00%, 01/01/2038	1,300	1,435
Rev., CNTY GTD, AMT, 5.00%, 01/01/2039	1,000	1,099
Rev., CNTY GTD, AMT, 5.00%, 01/01/2040	1,125	1,231
Great Lakes Water Authority Sewage Disposal System Revenue, Senior Lien,
Series A, Rev., 5.00%, 07/01/2037	3,000	3,555
Series A, Rev., 5.00%, 07/01/2038	645	761
Series B, Rev., 5.00%, 07/01/2025	1,115	1,150

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued
Series B, Rev., 5.00%, 07/01/2028	140	155
Series C, Rev., 5.00%, 07/01/2037	850	1,007
Series C, Rev., 5.00%, 07/01/2038	725	855
Series C, Rev., 5.00%, 07/01/2040	1,150	1,332
Series C, Rev., 5.00%, 07/01/2041	1,140	1,310
Series C, Rev., 5.00%, 07/01/2042	1,200	1,372
Series C, Rev., 5.00%, 07/01/2043	875	997
Great Lakes Water Authority Water Supply System Revenue, Senior Lien, Series C, Rev., 5.25%, 07/01/2033	2,515	2,643
Great Lakes Water Authority Water Supply System Revenue, Senior Lien Bonds,
Series A, Rev., 5.00%, 07/01/2037	2,510	2,993
Series A, Rev., 5.00%, 07/01/2038	2,000	2,375
Series B, Rev., 5.00%, 07/01/2037	550	656
Series B, Rev., 5.00%, 07/01/2038	500	594
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C, Rev., 5.00%, 07/01/2032	75	79
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B, Rev., 5.00%, 07/01/2030	3,200	3,345
Lansing Board of Water & Light, Series A, Rev., 5.00%, 07/01/2048	1,675	1,772
Michigan Finance Authority, Series A, Rev., 4.00%, 12/01/2049	1,000	954
Michigan Finance Authority, Aquinas College Project,
Rev., 5.00%, 05/01/2036	300	279
Rev., 5.00%, 05/01/2046	2,000	1,669
Michigan Finance Authority, Beaumont Health Credit Group, Rev., 5.00%, 11/01/2044	8,090	8,157
Michigan Finance Authority, Beaumont Spectrum,
Rev., 4.00%, 04/15/2042	2,500	2,493
Rev., 5.00%, 04/15/2030	3,000	3,380
Michigan Finance Authority, Beaumont Spectrum Consolidated, Rev., 4.00%, 04/15/2038	1,175	1,208
Michigan Finance Authority, Che Trinity Health, Rev., 4.00%, 12/01/2040 (p)	95	104
Michigan Finance Authority, Henry Ford Health System,
Rev., 5.00%, 11/15/2041	3,145	3,215
Series A, Rev., 5.00%, 11/15/2048	5,000	5,194
Michigan Finance Authority, Higher Educational Facilities Authority,
Rev., 5.00%, 09/01/2032	690	771
Rev., 5.00%, 09/01/2033	800	889
Rev., 5.00%, 09/01/2034	570	632
Rev., 5.00%, 09/01/2035	1,200	1,326
Michigan Finance Authority, Local Government Loan Program, Rev., 5.00%, 07/01/2044	4,000	4,005

SEE NOTES TO FINANCIAL STATEMENTS.

184	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Michigan — continued
Michigan Finance Authority, Multi Modal McLaren Health Care,
Rev., 4.00%, 02/15/2044	9,625	9,421
Rev., 4.00%, 02/15/2047	3,000	2,886
Rev., 4.00%, 02/15/2050	2,500	2,361
Michigan Finance Authority, Senior Lien Great Lakes, Rev., 5.00%, 07/01/2033	5,000	5,027
Michigan Finance Authority, Senior Turbo, Series A2, Rev., 5.00%, 06/01/2040	1,655	1,744
Michigan Finance Authority, Sparrow Obligated Group, Rev., 5.00%, 11/15/2045 (p)	2,250	2,310
Michigan Finance Authority, Sparrow Obligation Group, Rev., 5.00%, 11/15/2045 (p)	2,750	2,824
Michigan Finance Authority, Trinity Health Credit Group, Rev., 5.00%, 12/01/2036	1,000	1,128
Michigan Finance Authority, Unrefunded Trinity Health Co., Rev., 5.00%, 12/01/2045	2,250	2,300
Michigan State Building Authority, Series I, Rev., 5.00%, 10/15/2027	2,500	2,736
Michigan State Building Authority, Facilities Program,
Series II, Rev., 4.00%, 10/15/2043	1,000	1,029
Series II, Rev., 5.00%, 10/15/2026	3,500	3,736
Series II, Rev., 5.00%, 10/15/2042	1,350	1,540
Michigan State Hospital Finance Authority, Hospital Trinity Health Credit, Series C, Rev., 5.00%, 12/01/2027	100	108
Michigan State Housing Development Authority,
Series A, Rev., 0.55%, 04/01/2025	375	357
Series C, Rev., 3.00%, 06/01/2051	2,010	1,958
Michigan State Housing Development Authority, Social Bond,
Series A, Rev., 3.00%, 06/01/2052	3,355	3,257
Series A, Rev., 5.00%, 06/01/2053	2,230	2,324
Michigan State Housing Development Authority, Social Bonds,
Series A, Rev., 5.50%, 12/01/2053	1,290	1,396
Series D, Rev., 5.50%, 06/01/2053	345	366
Michigan State University, Series C, Rev., 4.00%, 02/15/2039	2,000	2,045
Michigan Strategic Fund, Consumers Energy Co. Project, Rev., AMT, 0.88%, 04/01/2035 (z)	1,620	1,450
Michigan Strategic Fund, Detroit Edison Co. Exempt, Rev., 1.35%, 08/01/2029	3,450	3,036
Michigan Strategic Fund, Detroit Edison Company, Rev., 1.45%, 09/01/2030	810	698
Michigan Strategic Fund, Green Bond Recycling, Rev., AMT, 4.00%, 10/01/2061 (z)	1,685	1,662

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Michigan — continued
State of Michigan Trunk Line Revenue, State Trunk Line Fund Bonds, Rev., 4.00%, 11/15/2037	2,015	2,138
State of Michigan, Environmental Program Bonds, Series A, GO, 5.00%, 05/15/2030	400	463
State of Michigan, Gans Garvee, Rev., GAN, 5.00%, 03/15/2027	2,000	2,157
Troy School District, GO, Q-SBLF, 5.00%, 05/01/2039	1,025	1,185
Wayne County Airport Authority, Series F, Rev., AMT, 5.00%, 12/01/2034	1,470	1,493
Wayne County Airport Authority, Detroit Metropolitan Wayne County Airport, Series B, Rev., BAM, 5.00%, 12/01/2039	3,000	3,030

		141,135

Minnesota — 0.8%
City of Minneapolis, Allina Health System,
Series A, Rev., 5.00%, 11/15/2052 (z)	1,000	1,085
Series B, Rev., 5.00%, 11/15/2053 (z)	2,650	2,940
City of Minneapolis, St. Paul Housing & Redevelopment Authority, Allina Health System, Rev., 5.00%, 11/15/2026	2,000	2,124
County of Hennepin, Series C, GO, 5.00%, 12/15/2032	1,500	1,717
Duluth Economic Development Authority, Essentia Health Obligation Group, Rev., 5.25%, 02/15/2058	1,000	1,030
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Fairview Health Services, Series A, Rev., 5.00%, 11/15/2047	9,000	9,190
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Hope Community Academy Project, Series A, Rev., 5.00%, 12/01/2043	1,000	806
Housing & Redevelopment Authority of The City of St. Paul Minnesota, System Fairview Health Services, Series 2015, Rev., AGM-CR, 5.00%, 11/15/2047	4,500	4,650
Minneapolis St. Paul Metropolitan Airports Commission, Subordinate,
Series B, Rev., AMT, 5.00%, 01/01/2034	1,345	1,514
Series B, Rev., AMT, 5.25%, 01/01/2047	1,845	1,977
Minnesota Housing Finance Agency,
Series B, Rev., GNMA/FNMA/FHLMC, 2.63%, 01/01/2040	1,920	1,632
Series B, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2051	1,015	988
Series C, Rev., 5.00%, 08/01/2032	2,365	2,732
Series D, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	1,615	1,568
Series G, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2051	3,020	2,944

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	185

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Minnesota — continued
Series I, Rev., GNMA/FNMA/FHLMC, 2.80%, 12/01/2047	316	283
Series I, Rev., 3.00%, 01/01/2051	1,620	1,579
Minnesota Housing Finance Agency, Social Bond, Series H, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	390	378
Minnesota Housing Finance Agency, Social Bonds,
Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	1,095	1,058
Series F, Rev., GNMA/FNMA/FHLMC, 3.00%, 07/01/2052	240	233
Series F, Rev., GNMA/FNMA/FHLMC, 5.75%, 07/01/2053	405	437
Minnesota Housing Finance Agency, State Appropriation Bond Housing, Rev., 5.00%, 08/01/2029	1,245	1,397
Minnesota Housing Finance Agency, Sustainable Bonds, Series R, Rev., GNMA/FNMA/FHLMC, 6.25%, 07/01/2054	5,000	5,536
Minnesota Municipal Gas Agency, Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2052 (z)	4,370	4,397
Minnesota Office of Higher Education, Supplemental Student Loan, Rev., AMT, 4.00%, 11/01/2037	665	649
St. Paul Port Authority, Solid Gerdau St. Paul Steel Mill Project, Rev., AMT, 4.50%, 10/01/2037 (e)	4,500	4,330
State of Minnesota,
Series A, GO, 4.00%, 09/01/2037	690	729
Series A, GO, 5.00%, 08/01/2026	250	266
Series A, GO, 5.00%, 08/01/2028	1,000	1,117
Series A, GO, 5.00%, 10/01/2029	45	49
Series A, GO, 5.00%, 10/01/2032	1,000	1,095
Series A, GO, 5.00%, 08/01/2033	2,000	2,132
Series A, GO, 5.00%, 08/01/2034	2,000	2,228
Series E, GO, 3.00%, 08/01/2026	710	713

		65,503

Mississippi — 0.1%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Rev., 2.38%, 06/01/2044	175	109
Mississippi Development Bank, Hinds County School District Project, Rev., 5.00%, 03/01/2048	1,360	1,416
Mississippi Home Corp., Social Bond, Series C, Rev., GNMA/FNMA/FHLMC COLL, 5.00%, 12/01/2052	175	182
Mississippi Home Corp., Southwest Village Apartments Project, Rev., HUD, 2.00%, 02/01/2025 (z)	2,970	2,964

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Mississippi — continued
Mississippi Hospital Equipment & Facilities Authority, Baptist Memorial Health Care, Rev., 5.00%, 09/01/2044 (z)	250	255

		4,926

Missouri — 0.6%
Cape Girardeau County Industrial Development Authority, Southeasthealth, Rev., 4.00%, 03/01/2041	870	873
Curators of the University of Missouri (The),
Series A, Rev., 4.00%, 11/01/2034	2,500	2,511
Series A, Rev., 4.00%, 11/01/2035	1,000	1,004
Health & Educational Facilities Authority of the State of Missouri, Series C, Rev., 5.00%, 05/01/2052 (z)	2,695	2,921
Health & Educational Facilities Authority of the State of Missouri, Luke’s Health System, Rev., 4.00%, 11/15/2038	2,000	2,030
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Service Projects, Series A, Rev., 5.00%, 02/01/2029	1,410	1,426
Health & Educational Facilities Authority of the State of Missouri, Lutheran Senior Services, Rev., 4.00%, 02/01/2034	500	469
Kansas City Industrial Development Authority, Rev., AMT, 5.00%, 03/01/2032	900	970
Kansas City Industrial Development Authority, Kansas City International Airport,
Rev., AMT, 4.00%, 03/01/2036	1,250	1,268
Rev., AMT, 4.00%, 03/01/2040	2,500	2,489
Rev., AMT, 5.00%, 03/01/2029	3,050	3,279
Rev., AMT, 5.00%, 03/01/2038	2,480	2,586
Kansas City Industrial Development Authority, Kansas City International Airport, Rev., AMT, 5.00%, 03/01/2044	5,000	5,160
Kansas City Planned Industrial Expansion Authority, The Depot On Old Santa Fe, Rev., 5.00%, 07/01/2045 (z)	5,722	5,997
Missouri Development Finance Board, Procter & Gamble Paper Products, Rev., AMT, 5.20%, 03/15/2029	370	415
Missouri Housing Development Commission, First Place Homeownership Loan,
Rev., GNMA/FNMA/FHLMC, 3.00%, 05/01/2052	3,575	3,471
Rev., GNMA/FNMA/FHLMC, 3.25%, 11/01/2052	395	386
Rev., GNMA/FNMA/FHLMC, 6.50%, 05/01/2054	2,695	3,079
Series D, Rev., GNMA/FNMA/FHLMC, 3.25%, 05/01/2051	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

186	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Missouri — continued
Missouri State Environmental Improvement & Energy Resources Authority, Union Electric Company Project, Series AR, Rev., 2.90%, 09/01/2033	2,000	1,898
Plaza at Noah’s Ark Community Improvement District, Rev., 3.00%, 05/01/2030	575	521
St. Louis Municipal Finance Corp., Convention Center Expansion, Rev., AGM, 5.00%, 10/01/2045	3,215	3,438

		46,196

Montana — 0.1%
City of Forsyth, Northwestern Corp. Colstrip, Rev., 3.88%, 07/01/2028	3,275	3,343
Montana Board of Housing,
Rev., 3.00%, 12/01/2050	2,595	2,532
Series A, Rev., 3.00%, 06/01/2052	340	329
Series B2, Rev., AMT, 3.50%, 12/01/2042	205	203
Series B, Rev., 3.00%, 12/01/2051	1,110	1,081
Series C, Rev., 6.25%, 06/01/2054	1,440	1,594
Montana Facility Finance Authority, Rev., 5.00%, 02/15/2033	1,000	1,044

		10,126

Nebraska — 0.5%
Central Plains Energy Project,
Rev., LIQ: Royal Bank of Canada, 4.00%, 12/01/2049 (z)	15,845	15,932
Series 1, Rev., 5.00%, 05/01/2053 (z)	3,915	4,126
Central Plains Energy Project, Project #4, Series A1, Rev., 5.00%, 05/01/2054 (z)	2,675	2,836
County of Douglas, Creighton University Project, Rev., (SIFMA Municipal Swap Index + 0.53%), 4.40%, 07/01/2035 (aa)	2,210	2,174
County of Washington, Cargill, Inc. Project, Rev., AMT, 0.90%, 09/01/2030 (z)	350	337
Douglas County Hospital Authority No. 2, Children’s Hospital Obligation, Rev., 4.00%, 11/15/2038	1,125	1,143
Douglas County Hospital Authority No. 2, Health Facilities Children’s Hospital, Rev., 5.00%, 11/15/2047	3,000	3,087
Douglas County Hospital Authority No. 2, Madonna Rehabilitation Hospital, Rev., 4.00%, 05/15/2033	2,100	2,073
Douglas County, Hospital Authority No. 2, Children’s Hospital Obligated Group, Rev., 5.00%, 11/15/2053 (z)	2,190	2,245
Nebraska Educational Health Cultural & Social Services Finance Authority, Immanuel Obligated Group, Rev., 4.00%, 01/01/2037	1,000	1,022

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Nebraska — continued
Nebraska Public Power District, Series A, Rev., 5.00%, 07/01/2028	300	329
University of Nebraska, University of Nebraska Lincoln Student, Rev., 3.00%, 07/01/2035 (p)	1,030	1,040

		36,344

Nevada — 1.0%
City of Carson City, Carson Tahoe Regional Medical Center, Rev., 5.00%, 09/01/2047	1,000	1,015
City of Las Vegas Special Improvement District No. 612 Skye Hills, Special Assessment, 3.50%, 06/01/2035	205	173
City of Las Vegas Special Improvement District No. 817 Summerlin Village 29, Special Improvement No. 817, Summerlin Village,
Special Assessment, 5.50%, 06/01/2038	400	414
Special Assessment, 5.75%, 06/01/2043	500	518
City of North Las Vegas, GO, BAM, 5.00%, 06/01/2027	2,000	2,159
Clark County School District,
Series A, GO, AGM, 4.00%, 06/15/2040	1,375	1,406
Series B, GO, 5.00%, 06/15/2030	1,445	1,649
Series C, GO, 5.00%, 06/15/2026	1,250	1,317
Clark County School District, Building,
Series A, GO, 5.00%, 06/15/2029	500	549
Series B, GO, AGM-CR, 5.00%, 06/15/2033	3,000	3,314
County of Clark, GO, 4.00%, 06/01/2038	4,300	4,384
County of Clark Department of Aviation, Airport Systems, Subordinate, Rev., 5.00%, 07/01/2033	1,010	1,186
County of Clark Department of Aviation, Jet Aviation Fuel Tax, Rev., AMT, 5.00%, 07/01/2025	1,625	1,665
County of Clark Department of Aviation, Subordinate, Series B, Rev., AMT, 5.00%, 07/01/2027	6,000	6,349
County of Clark Department of Aviation, System Senior, Series A, Rev., 5.00%, 07/01/2040	2,000	2,031
County of Clark Passenger Facility Charge Revenue, McCarran International,
Rev., 5.00%, 07/01/2029	5,000	5,660
Rev., 5.00%, 07/01/2031	1,950	2,205
Rev., 5.00%, 07/01/2032	2,385	2,695
County of Clark, Detention Center, GO, 4.00%, 06/01/2034	3,335	3,522
County of Clark, Passenger Facility Charge Revenue, Las Vegas McCarran International Airport, Rev., 5.00%, 07/01/2030	1,425	1,612

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	187

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Nevada — continued
County of Clark, Southern CA Edison Company, Rev., 2.10%, 06/01/2031	1,000	861
County of Clark, Streets and Highway Project, Rev., 4.00%, 07/01/2043	4,465	4,549
Las Vegas Convention & Visitors Authority,
Series A, Rev., 5.00%, 07/01/2027	900	970
Series A, Rev., 5.00%, 07/01/2028	1,250	1,375
Series A, Rev., 5.00%, 07/01/2040	250	284
Series B, Rev., 5.00%, 07/01/2029	1,345	1,506
Series B, Rev., 5.00%, 07/01/2034	1,275	1,494
Series B, Rev., 5.00%, 07/01/2038	1,000	1,135
Series B, Rev., 5.00%, 07/01/2043	5,150	5,474
Las Vegas Valley Water District,
Series A, GO, 5.00%, 06/01/2026	1,500	1,586
Series C, GO, 5.00%, 06/01/2032	1,560	1,863
Series D, GO, 5.00%, 06/01/2027	2,025	2,195
Las Vegas Valley Water District, Water Improvement, Series A, GO, 5.00%, 06/01/2046	5,000	5,144
State of Nevada Department of Business & Industry, Brightline West Passenger Rail, Rev., AMT, 3.70%, 01/01/2050 (e) (z)	915	914
State of Nevada Department of Business & Industry, Republic Services Project, Rev., AMT, 4.50%, 12/01/2026 (e) (z)	4,300	4,303

		77,476

New Hampshire — 0.3%
New Hampshire Business Finance Authority, Municipal Certificates, Series 1A, Rev., 4.13%, 01/20/2034	941	931
New Hampshire Business Finance Authority, Sustainable Bond, Series 2022-1, Rev., 4.38%, 09/20/2036	651	658
New Hampshire Business Finance Authority, Caritas Oregon Project, Series A, Rev., 4.13%, 08/15/2040 (e)	2,000	1,730
New Hampshire Business Finance Authority, Presbyterian Senior Living Project, Rev., 5.25%, 07/01/2048	750	767
New Hampshire Business Finance Authority, Saint Luke’s University Health, Rev., 4.00%, 08/15/2036	720	730
New Hampshire Business Finance Authority, Springpoint Senior Living,
Rev., 4.00%, 01/01/2026	270	266
Rev., 4.00%, 01/01/2027	250	244
Rev., 4.00%, 01/01/2028	290	281
Rev., 4.00%, 01/01/2029	300	288
Rev., 4.00%, 01/01/2030	280	266
Rev., 4.00%, 01/01/2031	290	272
New Hampshire Business Finance Authority, Taxable Virginia Birmingham Care Center, Rev., 3.78%, 01/01/2036	2,000	1,568

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New Hampshire — continued
New Hampshire Business Finance Authority, University of Nevada, Reno Project, Rev., BAM, 5.25%, 06/01/2051	1,875	2,078
New Hampshire Business Finance Authority, Waste Management, Inc. Project, Rev., AMT, (SIFMA Municipal Swap Index + 0.38%), 4.25%, 10/01/2033 (aa)	4,170	4,148
New Hampshire Health and Education Facilities Authority Act, Series B, Rev., AMT, 5.00%, 11/01/2043	1,430	1,560
New Hampshire Health and Education Facilities Authority Act, Dartmouth Hitchcock Obligation, Rev., BAM, 4.00%, 08/01/2033	5,000	5,007
New Hampshire Housing Finance Authority, Social Bonds, Series A, Rev., GNMA/FNMA/FHLMC COLL, 6.00%, 07/01/2053	435	470
New Hampshire Housing Finance Authority, Sustainable Bonds, Series D, Rev., GNMA/FNMA/FHLMC, 6.50%, 07/01/2055	2,090	2,336

		23,600

New Jersey — 2.7%
Camden County Improvement Authority, Social Bonds, KIPP Cooper Norcross Academy,
Rev., 6.00%, 06/15/2042	530	591
Rev., 6.00%, 06/15/2047	1,000	1,099
City of Bayonne, Qualified General Improvement, GO, BAM, 5.00%, 07/01/2034 (p)	1,000	1,057
City of Newark, Series A, GO, AGM, 5.00%, 10/01/2028	750	822
Garden State Preservation Trust, Capital Appreciation, Series B, Rev., AGM, Zero Coupon, 11/01/2026	1,000	919
Gloucester County Improvement Authority, The Rowan University Fossil Park,
Rev., BAM, 4.00%, 07/01/2046	725	726
Rev., BAM, 4.00%, 07/01/2051	1,000	981
New Brunswick Parking Authority, City Guaranteed Parking, Series A, Rev., BAM, 5.00%, 09/01/2026	1,000	1,057
New Jersey Economic Development Authority,
Rev., 5.00%, 03/01/2028	785	858
Series A, Rev., 5.00%, 11/01/2027	2,500	2,713
Series AAA, Rev., 5.00%, 06/15/2036	1,000	1,044
Series AAA, Rev., 5.00%, 06/15/2041 (p)	500	536
Series AAA, Rev., 5.50%, 06/15/2028	5,000	5,349
Series AAA, Rev., 5.50%, 06/15/2032 (p)	2,000	2,173
Series BBB, Rev., 5.50%, 06/15/2030 (p)	1,225	1,331

SEE NOTES TO FINANCIAL STATEMENTS.

188	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New Jersey — continued
Series DDD, Rev., 5.00%, 06/15/2031 (p)	2,000	2,165
Series WW, Rev., 5.00%, 06/15/2034 (p)	1,500	1,547
Series WW, Rev., 5.25%, 06/15/2030 (p)	1,000	1,035
New Jersey Economic Development Authority, Higher Education Capital Improvement Fund, Series A, Rev., 5.00%, 09/01/2025	245	248
New Jersey Economic Development Authority, New Jersey American Water Company, Inc.,
Rev., AMT, 1.10%, 11/01/2029 (z)	2,610	2,313
Series E, Rev., AMT, 0.85%, 12/01/2025	1,940	1,805
New Jersey Economic Development Authority, Port Newark Container, Rev., AMT, 5.00%, 10/01/2037	1,000	1,019
New Jersey Economic Development Authority, Portal North Bridge NJ Transit,
Rev., 5.00%, 11/01/2038	5,345	6,055
Rev., 5.00%, 11/01/2052	6,190	6,650
Rev., 5.25%, 11/01/2041	6,000	6,822
New Jersey Economic Development Authority, School Facilities Construction,
Series EEE, Rev., 5.00%, 06/15/2032	1,500	1,648
Series GGG, Rev., 5.25%, 09/01/2026 (e)	8,000	8,512
New Jersey Economic Development Authority, Self Designated Social Bonds,
Series QQQ, Rev., 5.00%, 06/15/2026	555	584
Series QQQ, Rev., 5.00%, 06/15/2027	410	441
Series QQQ, Rev., 5.00%, 06/15/2028	400	440
New Jersey Economic Development Authority, State House Project,
Series B, Rev., 5.00%, 06/15/2027	10,690	11,507
Series B, Rev., 5.00%, 06/15/2028	8,635	9,496
New Jersey Economic Development Authority, Sustainable Bonds, Series QQQ, Rev., 4.00%, 06/15/2037	2,400	2,478
New Jersey Educational Facilities Authority, Higher Education Capital Improvement Fund Issue,
Rev., 5.00%, 09/01/2038	1,000	1,138
Rev., 5.00%, 09/01/2040	2,200	2,481
New Jersey Educational Facilities Authority, Montclair State University, Series D, Rev., 5.00%, 07/01/2028	2,000	2,055
New Jersey Educational Facilities Authority, Princeton University,
Series A, Rev., 4.00%, 07/01/2028	1,860	1,866
Series I, Rev., 5.00%, 07/01/2036	1,015	1,100
New Jersey Educational Facilities Authority, Ramapo College of New Jersey, Series A, Rev., AGM, 5.00%, 07/01/2035	200	233
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligated, Rev., 5.00%, 07/01/2032	2,070	2,370

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New Jersey — continued
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System Obligation, Rev., 3.00%, 07/01/2051	1,715	1,328
New Jersey Higher Education Student Assistance Authority,
Series B, Rev., AMT, 5.00%, 12/01/2024	570	577
Series B, Rev., AMT, 5.00%, 12/01/2027	1,340	1,415
Series B, Rev., AMT, 5.00%, 12/01/2028	1,480	1,585
Series B, Rev., AMT, 5.00%, 12/01/2029	1,440	1,558
New Jersey Higher Education Student Assistance Authority, Senior,
Series 2015-1A, Rev., AMT, 4.00%, 12/01/2030	800	791
Series A, Rev., AMT, 3.50%, 12/01/2039	105	101
Series B, Rev., AMT, 4.00%, 12/01/2041	250	247
Series B, Rev., AMT, 4.00%, 12/01/2044	2,200	2,198
New Jersey Higher Education Student Assistance Authority, Senior Bonds, Series B, Rev., AMT, 5.00%, 12/01/2024	300	304
New Jersey Higher Education Student Assistance Authority, Subordinated, Series C, Rev., AMT, 4.00%, 12/01/2048	1,195	1,122
New Jersey Housing & Mortgage Finance Agency, Series E, Rev., 3.50%, 04/01/2051	2,165	2,133
New Jersey Housing & Mortgage Finance Agency, Social Bond, Rev., 5.00%, 10/01/2053	195	203
New Jersey Housing & Mortgage Finance Agency, Social Bonds, Series H, Rev., 3.00%, 10/01/2052	770	743
New Jersey Transportation Trust Fund Authority,
Series A, Rev., 5.00%, 06/15/2029	1,550	1,738
Series A, Rev., 5.00%, 06/15/2030	3,000	3,427
Series AA, Rev., 4.00%, 06/15/2040	3,750	3,810
Series AA, Rev., 5.00%, 06/15/2029	1,000	1,123
Series AA, Rev., 5.00%, 06/15/2035	3,000	3,475
Series AA, Rev., 5.00%, 06/15/2045	660	712
Series BB, Rev., 5.00%, 06/15/2032	2,000	2,207
New Jersey Transportation Trust Fund Authority, Capital Appreciation, Series A, Rev., BAM, Zero Coupon, 12/15/2038	1,000	585
New Jersey Transportation Trust Fund Authority, Program B,
Rev., 5.00%, 06/15/2037	2,000	2,302
Rev., 5.25%, 06/15/2046	14,455	16,067
New Jersey Transportation Trust Fund Authority, Transportation Program,
Series BB, Rev., 5.00%, 06/15/2036	3,000	3,522
Series BB, Rev., 5.00%, 06/15/2037	2,745	3,198
Series BB, Rev., 5.00%, 06/15/2038	4,000	4,620
Series BB, Rev., 5.00%, 06/15/2040	8,120	9,247

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	189

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New Jersey — continued
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds, Rev., 5.00%, 06/15/2035	500	575
New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.00%, 06/15/2038	500	574
New Jersey Transportation Trust Fund Authority, Transportation System Bond,
Rev., 4.00%, 12/15/2039	2,000	2,031
Rev., 5.00%, 12/15/2028	1,000	1,113
Rev., 5.00%, 12/15/2031	1,560	1,758
New Jersey Turnpike Authority,
Series A, Rev., 4.00%, 01/01/2042	1,000	1,013
Series B, Rev., 4.50%, 01/01/2048	1,750	1,812
Series D, Rev., 5.00%, 01/01/2028	2,400	2,531
Series E, Rev., 5.00%, 01/01/2032	7,000	7,133
Newark Board of Education, Sustainability Bonds,
GO, BAM, 4.00%, 07/15/2034	400	425
GO, BAM, 4.00%, 07/15/2035	410	434
GO, BAM, 4.00%, 07/15/2036	425	446
GO, BAM, 4.00%, 07/15/2037	430	448
North Hudson Sewerage Authority, Senior Lien Lease Certificates,
Rev., AGM, 5.00%, 06/01/2039	1,100	1,293
Rev., AGM, 5.00%, 06/01/2040	1,100	1,285
Rev., AGM, 5.00%, 06/01/2041	1,000	1,173
Rev., AGM, 5.00%, 06/01/2042	1,000	1,179
South Jersey Port Corp., Marine Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2025	500	507
Series B, Rev., AMT, 5.00%, 01/01/2026	1,015	1,047
South Jersey Port Corp., Marine Terminal, Subordinated, Series B, Rev., AMT, 5.00%, 01/01/2037	1,000	1,049
South Jersey Port Corp., Subordinate Marine Term, Series B, Rev., AMT, 5.00%, 01/01/2032	2,140	2,277
South Jersey Port Corp., Subordinate, Marine Terminal,
Series B, Rev., AMT, 5.00%, 01/01/2033	1,220	1,296
Series B, Rev., AMT, 5.00%, 01/01/2034	1,250	1,325
Series B, Rev., AMT, 5.00%, 01/01/2036	1,000	1,052
South Jersey Transportation Authority,
Series A, Rev., AGM, 5.00%, 11/01/2030	500	553
Series A, Rev., AGM, 5.00%, 11/01/2033	1,215	1,343
Series A, Rev., BAM, 5.00%, 11/01/2041	2,925	3,146
South Jersey Transportation Authority, Transportation System, Rev., BAM, 5.25%, 11/01/2052	3,100	3,380
State of New Jersey, Covid-19 Emergency Bonds, General Obligations,
Series A, GO, 4.00%, 06/01/2030	2,000	2,164
Series A, GO, 5.00%, 06/01/2028	4,245	4,695

		216,659

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New Mexico — 0.3%
Albuquerque Municipal School District No. 12, Series A, GO, 5.00%, 08/01/2024	250	253
City of Farmington, Four Corners Project, Rev., 1.80%, 04/01/2029	3,000	2,684
City of Farmington, Pollution Control Revenue, Public Service Company, New Mexico Sanitary, Series E, Rev., 1.15%, 06/01/2040 (z)	1,000	986
City of Farmington, Public Service Company, San Juan, Rev., 3.90%, 06/01/2040 (z)	1,000	1,013
City of Farmington, San Juan and Four Corners, Rev., 2.15%, 04/01/2033	4,890	4,041
New Mexico Educational Assistance Foundation, Series 1A, Rev., AMT, 2.05%, 09/01/2051	580	522
New Mexico Finance Authority, Senior Lien Public Project, Series C, Rev., 4.00%, 06/01/2028	1,070	1,102
New Mexico Finance Authority, Subordinated Lien, Public Project Revolving Fund, Rev., 5.00%, 06/15/2024	1,000	1,009
New Mexico Hospital Equipment Loan Council,
Rev., 5.00%, 06/01/2030	1,050	1,148
Rev., 5.00%, 06/01/2032	1,000	1,080
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare, Rev., 4.00%, 08/01/2037	500	509
New Mexico Mortgage Finance Authority, Series A, Rev., GNMA/FNMA/FHLMC, 3.00%, 01/01/2052	1,190	1,154
New Mexico Mortgage Finance Authority, Single Family Mortgage Program,
Rev., GNMA/FNMA/FHLMC COLL, 5.75%, 03/01/2054	615	670
Series C, Rev., GNMA/FNMA/FHLMC, 4.00%, 01/01/2049	170	170
New Mexico Municipal Energy Acquisition Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 11/01/2039 (z)	3,500	3,558
Santa Fe Public School District, GO, 5.00%, 08/01/2029	1,375	1,516
Winrock Town Center Tax Increment Development District No 1, Senior Lien, Tax Allocation, 4.25%, 05/01/2040 (e)	1,750	1,509

		22,924

New York — 11.4%
Battery Park City Authority, Series B, Rev., 5.00%, 11/01/2036	2,000	2,417
Broome County, Local Development Corp., United Health Services Hospital,
Rev., AGM, 4.00%, 04/01/2039	2,750	2,779

SEE NOTES TO FINANCIAL STATEMENTS.

190	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
Rev., AGM, 5.00%, 04/01/2026	500	520
Build NYC Resource Corp., Family Life Academy Charter Project, Rev., 7.25%, 06/01/2055 (e)	250	264
Build NYC Resource Corp., Rev., 5.00%, 07/01/2026	325	332
Build NYC Resource Corp., Academic Leadership Charter School, Rev., 4.00%, 06/15/2024	70	70
Build NYC Resource Corp., Family Life Academy Charter, Series A1, Rev., 5.25%, 06/01/2040 (e)	1,220	1,154
Build NYC Resource Corp., Friends of Hellenic Classical, Series A, Rev., 4.00%, 12/01/2031 (e)	700	645
Build NYC Resource Corp., Grand Concourse Academy Charter School,
Rev., 5.00%, 07/01/2042	555	572
Rev., 5.00%, 07/01/2052	700	708
City of Long Beach,
Series A, GO, 5.00%, 09/01/2025	1,990	2,038
Series A, GO, 5.00%, 09/01/2027	1,500	1,580
City of New York,
Series 1I, GO, 5.00%, 03/01/2026	360	361
Series A1, GO, 4.00%, 08/01/2034	3,000	3,233
Series A1, GO, 4.00%, 08/01/2036	1,000	1,071
Series A1, GO, 5.00%, 08/01/2029	2,900	3,302
Series A1, GO, 5.00%, 09/01/2034	2,000	2,395
Series A1, GO, 5.00%, 08/01/2041	3,000	3,269
Series A1, GO, 5.25%, 09/01/2042	8,715	10,047
Series B1, GO, 5.00%, 08/01/2031	1,000	1,181
Series B1, GO, 5.00%, 10/01/2031	500	592
Series B1, GO, 5.00%, 08/01/2035	90	107
Series C1, GO, 5.00%, 08/01/2031	500	580
Series C, GO, 5.00%, 08/01/2027	2,000	2,176
Series D1, GO, 5.00%, 12/01/2024	150	153
Series D1, GO, 5.00%, 12/01/2031	1,380	1,534
Series D1, GO, 5.00%, 12/01/2036	11,955	13,107
Series D1, GO, 5.00%, 12/01/2044	2,560	2,745
Series E, GO, 5.00%, 08/01/2028	1,625	1,812
Series E, GO, 5.00%, 08/01/2033	2,000	2,241
Series F1, GO, 3.00%, 03/01/2035	2,135	2,105
Series F1, GO, 5.00%, 03/01/2043	1,000	1,108
City of New York, Fiscal 2001,
Series 2, GO, VRDO, 4.15%, 01/05/2024 (z)	7,045	7,045
Series 3, GO, VRDO, 4.15%, 01/05/2024 (z)	1,590	1,590
City of New York, Fiscal 2015, Series F4, GO, 5.00%, 06/01/2044 (z)	125	128
City of New York, Fiscal 2020, Series B1, GO, 5.00%, 10/01/2038	5,000	5,526
City of New York, Fiscal 2021,
Series C, GO, 4.00%, 08/01/2037	450	474
Series C, GO, 5.00%, 08/01/2033	2,000	2,312

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
Series C, GO, 5.00%, 08/01/2035	4,740	5,449
City of New York, Fiscal 2022,
GO, 5.25%, 05/01/2039	200	233
GO, 5.25%, 05/01/2041	2,000	2,306
GO, 5.50%, 05/01/2044	1,000	1,165
City of New York, Fiscal 2022 Subordinated, Series D3, GO, VRDO, 4.00%, 01/02/2024 (z)	10,000	10,000
City of New York, Fiscal 2023, Series A3, GO, VRDO, 4.00%, 01/02/2024 (z)	12,900	12,900
City of New York, Fiscal 2024, Series A, GO, 5.00%, 08/01/2028	360	401
City of New York, Subordinated,
Series E1, GO, 4.00%, 04/01/2050	8,500	8,515
Series F1, GO, 5.00%, 08/01/2025	390	404
Series F1, GO, 5.00%, 08/01/2027	1,750	1,905
Series F1, GO, 5.00%, 08/01/2028	350	390
City of Yonkers,
Series F, GO, BAM, 5.00%, 11/15/2038	500	579
Series F, GO, BAM, 5.00%, 11/15/2039	1,000	1,149
County of Nassau,
Series A, GO, AGM, 4.00%, 04/01/2046	1,300	1,317
Series B, GO, BAM, 5.00%, 10/01/2027	1,450	1,543
Dutchess County, Local Development Corp., Health Quest System, Inc. Project, Series B, Rev., 5.00%, 07/01/2046	1,250	1,251
Genesee County Funding Corp. (The), Rochester Regional Health Obligation, Rev., 5.25%, 12/01/2052	2,000	2,113
Hempstead Town Local Development Corp., Evergreen Charter School Project, Series A, Rev., 5.25%, 06/15/2042	4,000	3,991
Hudson Yards Infrastructure Corp.,
Series A, Rev., AGM, 4.00%, 02/15/2047	9,335	9,346
Series A, Rev., 5.00%, 02/15/2045	2,210	2,303
Long Island Power Authority,
Rev., 5.00%, 09/01/2042	2,070	2,178
Series A, Rev., 5.00%, 09/01/2037	1,250	1,424
Series B, Rev., 1.50%, 09/01/2051 (z)	5,700	5,385
Long Island Power Authority, Green Bond, Series E, Rev., 5.00%, 09/01/2048	2,440	2,737
Long Island Power Authority, Notes, Rev., 1.00%, 09/01/2025	2,680	2,549
Metropolitan Transportation Authority,
Rev., AGM, (United States SOFR * 0.67 + 0.55%), 4.16%, 11/01/2032 (aa)	1,770	1,770
Rev., AGM, (United States SOFR * 0.67 + 0.80%), 4.41%, 11/01/2032 (aa)	430	428
Series A1, Rev., 5.00%, 11/15/2044	4,500	4,501
Series A, Rev., 5.25%, 11/15/2030	3,025	3,205
Series A, Rev., 5.25%, 11/15/2034	8,000	8,465
Series B, Rev., 5.00%, 11/15/2024	340	346
Series B, Rev., 5.00%, 11/15/2025	540	561
Series B, Rev., 5.00%, 11/15/2040	2,450	2,474
Series C1, Rev., 5.00%, 11/15/2056	3,100	3,131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	191

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
Series D, Rev., 5.00%, 11/15/2027	1,200	1,254
Series D, Rev., 5.00%, 11/15/2038	600	600
Metropolitan Transportation Authority, Build America Bonds, Rev., 6.67%, 11/15/2039	2,500	2,755
Metropolitan Transportation Authority, Green Bond,
Series A1, Rev., AGM, 4.00%, 11/15/2054	2,000	1,928
Series A2, Rev., 5.00%, 11/15/2027	1,085	1,134
Series C2, Rev., Zero Coupon, 11/15/2032	500	375
Series C, Rev., 5.00%, 11/15/2040	2,465	2,621
Series D, Rev., 5.00%, 11/15/2034 (z)	5,000	5,059
Series E, Rev., 4.00%, 11/15/2045	60	59
Series E, Rev., 5.00%, 11/15/2029	250	278
Metropolitan Transportation Authority, Green Bonds,
Series A2, Rev., 5.00%, 11/15/2025	1,000	1,039
Series B1, Rev., 5.00%, 11/15/2046	2,000	2,051
Series D1, Rev., 5.00%, 11/15/2043	2,000	2,128
Series D3, Rev., 4.00%, 11/15/2049	1,000	955
Metropolitan Transportation Authority, Green Bonds, Subordinated, Series B1, Rev., 5.00%, 11/15/2036	10,000	10,447
Metropolitan Transportation Authority, Sustainable Bond, Series E, Rev., 5.00%, 11/15/2033	2,400	2,694
Metropolitan Transportation Authority, Transportation,
Series A1, Rev., 5.25%, 11/15/2039	1,000	1,001
Series B, Rev., 5.25%, 11/15/2037	4,795	4,810
Series C1, Rev., 5.00%, 11/15/2026	305	314
Metropolitan Transportation Authority, Transportation Green Bonds, Series B, Rev., 5.00%, 11/15/2026	1,720	1,821
Monroe County Industrial Development Corp., Andrews Terrace Community,
Rev., HUD, 5.00%, 07/01/2028 (z)	2,825	2,972
Rev., HUD, 5.00%, 07/01/2028 (w) (z)	1,090	1,134
Monroe County Industrial Development Corp., Rochester Regional Health Project,
Rev., 5.00%, 12/01/2027	1,000	1,052
Rev., 5.00%, 12/01/2028	1,700	1,812
Rev., 5.00%, 12/01/2029	1,900	2,038
Monroe County Industrial Development Corp., University of Rochester Project, Series A, Rev., 5.00%, 07/01/2053	13,650	15,066
MTA Hudson Rail Yards Trust Obligations,
Series A, Rev., 5.00%, 11/15/2051	5,000	5,000
Series A, Rev., 5.00%, 11/15/2056	2,000	2,000
New York City Health and Hospitals Corp.,
Series A, Rev., 5.00%, 02/15/2024	270	271
Series A, Rev., 5.00%, 02/15/2026	6,055	6,333
Series A, Rev., 5.00%, 02/15/2027	5,360	5,745

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
Series A, Rev., 5.00%, 02/15/2029	2,485	2,785
New York City Housing Development Corp., Sustainability Bonds,
Rev., 0.70%, 11/01/2060 (z)	2,500	2,386
Series C2, Rev., 0.70%, 11/01/2060 (z)	1,790	1,698
New York City Housing Development Corp., Sustainable Bond, Series E2, Rev., 3.80%, 11/01/2063 (z)	1,300	1,308
New York City Housing Development Corp., Sustainable Development Bonds, Series D2, Rev., FHA, 0.70%, 05/01/2060 (z)	1,000	967
New York City Industrial Development Agency, Queens Baseball Stadium Project,
Rev., AGM, 3.00%, 01/01/2040	250	218
Series A, Rev., AGM, 4.00%, 01/01/2032	1,000	1,059
Series A, Rev., AGM, 5.00%, 01/01/2025	250	255
Series A, Rev., AGM, 5.00%, 01/01/2027	625	661
Series A, Rev., AGM, 5.00%, 01/01/2029	1,000	1,097
Series A, Rev., AGM, 5.00%, 01/01/2030	1,500	1,671
New York City Industrial Development Agency, Yankee Stadium Project Pilot,
Rev., AGM, 4.00%, 03/01/2045	8,825	8,760
Rev., AGM, 5.00%, 03/01/2028	1,250	1,353
Rev., AGM, 5.00%, 03/01/2029	1,500	1,654
Rev., AGM, 5.00%, 03/01/2030	3,900	4,360
New York City Municipal Water Finance Authority,
Series CC1, Rev., 4.00%, 06/15/2052	5,000	4,954
Series DD, Rev., 5.00%, 06/15/2034	1,920	2,354
New York City Municipal Water Finance Authority, Second General Resolution,
Rev., VRDO, 4.00%, 01/02/2024 (z)	8,000	8,000
Rev., VRDO, 4.05%, 01/02/2024 (z)	15,700	15,700
Series CC1, Rev., 5.00%, 06/15/2049	5,000	5,372
Series DD, Rev., 5.00%, 06/15/2036	665	668
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2015, Subordinate, Series S, Rev., 5.00%, 07/15/2040	17,800	18,139
New York City Transitional Finance Authority Building Aid Revenue, Fiscal Year 2015, Series S1, Rev., 5.00%, 07/15/2035	585	594
New York City Transitional Finance Authority Building Aid Revenue, Subordinate,
Series S1, Rev., 4.00%, 07/15/2034	1,000	1,097
Series S1, Rev., 5.00%, 07/15/2031	1,590	1,875
Series S1, Rev., 5.00%, 07/15/2043	1,505	1,536
New York City Transitional Finance Authority Building Aid Revenue, Subordinate Fiscal 2015, Series S, Rev., 5.00%, 07/15/2028	2,060	2,104
New York City Transitional Finance Authority Future Tax Secured, Rev., 5.00%, 08/01/2029	1,000	1,139

SEE NOTES TO FINANCIAL STATEMENTS.

192	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
New York City Transitional Finance Authority Future Tax Secured Revenue,
Rev., 5.00%, 11/01/2028	600	673
Series A1, Rev., 5.00%, 11/01/2031	1,725	2,050
Series E1, Rev., 3.00%, 02/01/2028	730	743
Series F1, Rev., 5.00%, 02/01/2039	3,000	3,440
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured, Rev., 4.00%, 11/01/2035	7,000	7,530
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Secured Subordinate, Series B1, Rev., 5.00%, 08/01/2038	1,000	1,039
New York City Transitional Finance Authority Future Tax Secured Revenue, Future Tax Subordinated, Series A3, Rev., 4.00%, 08/01/2042	2,500	2,488
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate,
Rev., 4.00%, 05/01/2038	2,000	2,106
Rev., 5.00%, 11/01/2025	255	266
Series B1, Rev., 4.00%, 08/01/2036	7,415	7,966
Series DS, Rev., 4.00%, 11/01/2038	4,000	4,209
Series E1, Rev., 4.00%, 02/01/2046	2,000	2,003
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Future Tax Secured, Rev., 4.00%, 11/01/2040	5,000	5,095
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Multi Modal, Series A, Rev., 5.00%, 05/01/2040	1,000	1,159
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate, Future Tax Secured, Rev., 3.75%, 11/01/2025	8,000	7,851
New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinated,
Rev., 5.00%, 11/01/2026	1,000	1,069
Rev., 5.00%, 05/01/2031	1,000	1,169
Rev., 5.25%, 08/01/2042	3,000	3,464
Series A3, Rev., 4.00%, 05/01/2042	2,000	2,024
Series A3, Rev., 5.00%, 08/01/2040	1,720	1,818
New York City Transitional Finance Authority Future Tax Secured Revenue, Taxable Subordinate, Series F2, Rev., 2.85%, 05/01/2025	6,600	6,437
New York City Transitional Finance Authority, Multi Modal Bonds Subordinate, Rev., 5.00%, 05/01/2039	1,500	1,761
New York City Transitional Finance Authority, Subordinate,
Series D1, Rev., 5.00%, 11/01/2034 (w)	4,410	5,466

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
Series D1, Rev., 5.00%, 11/01/2037 (w)	715	860
Series D1, Rev., 5.00%, 11/01/2039 (w)	3,000	3,544
New York City Trust for Cultural Resources, Refunding Lincoln Center, Series A, Rev., 5.00%, 12/01/2032	500	571
New York City Water & Sewer System,
Series AA2, Rev., 5.00%, 06/15/2029	1,350	1,542
Series BB1, Rev., 5.00%, 06/15/2049	500	537
Series FF, Rev., 5.00%, 06/15/2041	2,000	2,220
Series GG1, Rev., 5.00%, 06/15/2030	1,000	1,166
Series GG, Rev., 5.00%, 06/15/2039	2,660	2,707
New York City Water & Sewer System, Second General Resolution,
Rev., 5.00%, 06/15/2026	1,005	1,067
Rev., 5.00%, 06/15/2029	535	611
Series CC1, Rev., 5.00%, 06/15/2048	2,730	2,855
Series CC1, Rev., 5.25%, 06/15/2037	2,345	2,501
Series DD1, Rev., 5.00%, 06/15/2048	3,115	3,281
Series DD2, Rev., 5.00%, 06/15/2040	2,000	2,134
Series DD, Rev., 5.00%, 06/15/2047	6,680	6,937
New York City Water & Sewer System, Various Second General Resolution, Series BB4, Rev., VRDO, 4.10%, 01/02/2024 (z)	2,000	2,000
New York City Water & Sewer System, Water and Sewer System Revenue Second General Resolution, Series BB2, Rev., 4.00%, 06/15/2042	1,180	1,198
New York Liberty Development Corp.,
Series 1WTC, Rev., 3.00%, 02/15/2042	1,755	1,537
Series 1WTC, Rev., 4.00%, 02/15/2043	1,000	1,007
New York Liberty Development Corp., 3 World Trade Center, Rev., 5.38%, 11/15/2040 (e)	500	501
New York Liberty Development Corp., 7 World Trade Center Project, Rev., 3.13%, 09/15/2050	3,000	2,418
New York Liberty Development Corp., World Trade Center Project, Series 1, Rev., 5.00%, 11/15/2044 (e)	17,400	17,243
New York Power Authority, Green Transmission Project,
Rev., AGM, 4.00%, 11/15/2036	145	153
Rev., AGM, 5.00%, 11/15/2028	1,000	1,116
Rev., AGM, 5.00%, 11/15/2034	635	748
Rev., AGM, 5.00%, 11/15/2035	1,250	1,466
New York State Dormitory Authority,
Series A1, Rev., 5.00%, 03/15/2036	2,500	3,007
Series A, Rev., 4.00%, 03/15/2039	1,000	1,039
Series A, Rev., 5.00%, 03/15/2024 (p)	100	101
Series A, Rev., 5.00%, 03/15/2029	3,000	3,393
Series A, Rev., 5.00%, 03/15/2034	2,000	2,107
Series A, Rev., 5.00%, 03/15/2040	1,000	1,087
Series A, Rev., 5.00%, 03/15/2044	1,515	1,665

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	193

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
New York State Dormitory Authority, Bidding Group 1, Series E, Rev., 5.00%, 03/15/2029	3,000	3,393
New York State Dormitory Authority, Cornell University, Series A, Rev., 5.00%, 07/01/2031	1,000	1,190
New York State Dormitory Authority, Exchange Bonds, Series C, Rev., 5.00%, 07/01/2031	1,227	1,444
New York State Dormitory Authority, General Purpose, Series D, Rev., 5.00%, 02/15/2026 (p)	95	99
New York State Dormitory Authority, Green Bond, Cornell University, Rev., 5.00%, 07/01/2034	1,100	1,373
New York State Dormitory Authority, Group 1, Series A, Rev., 5.00%, 03/15/2024 (p)	2,000	2,008
New York State Dormitory Authority, Group 2,
Series A, Rev., 5.00%, 03/15/2033	2,000	2,326
Series A, Rev., 5.00%, 03/15/2036	2,015	2,234
New York State Dormitory Authority, Group 3, Series A, Rev., 5.00%, 03/15/2037	5,000	5,513
New York State Dormitory Authority, Montefiore Obligated Group,
Series A, Rev., 5.00%, 08/01/2025	1,000	1,006
Series A, Rev., 5.00%, 08/01/2026	900	923
Series A, Rev., 5.00%, 08/01/2031	1,010	1,060
New York State Dormitory Authority, Northwell Health Obligated Group,
Rev., 4.00%, 05/01/2045	6,500	6,374
Rev., 4.25%, 05/01/2052	4,930	4,930
Rev., 5.00%, 05/01/2052	3,000	3,201
New York State Dormitory Authority, Refunded General Purpose, Series B, Rev., 5.00%, 02/15/2026 (p)	2,835	2,964
New York State Dormitory Authority, Second Bond Financing Program,
Rev., AGM, 5.00%, 10/01/2029	3,000	3,421
Rev., AGM, 5.00%, 10/01/2030	4,000	4,643
Rev., AGM, 5.00%, 10/01/2036	260	304
New York State Dormitory Authority, St John’s University, Series A, Rev., 4.00%, 07/01/2048	1,000	976
New York State Dormitory Authority, Unrefunded General Purpose, Series D, Rev., 5.00%, 02/15/2026	5	5
New York State Dormitory Authority, Unrefunded Group 2, Series E, Rev., 5.00%, 03/15/2028	1,000	1,105
New York State Dormitory Authority, Yeshiva University, Series A, Rev., 5.00%, 07/15/2037	2,500	2,671

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
New York State Environmental Facilities Corp., Green Bond 2010 Master Financing Project,
Rev., 5.00%, 09/15/2028	575	647
Rev., 5.00%, 09/15/2031	250	299
New York State Environmental Facilities Corp., Municipal Water, Subordinated, Rev., 5.00%, 06/15/2042	2,655	2,814
New York State Environmental Facilities Corp., Solid Waste Disposal Revenue, Casella Waste System, Inc. Project, Rev., AMT, 2.75%, 09/01/2050 (e) (z)	250	241
New York State Housing Finance Agency, Sustainability Bonds,
Series B, Rev., HUD, SONYMA, 3.60%, 11/01/2062 (z)	1,705	1,712
Series I, Rev., SONYMA, 0.70%, 11/01/2056 (z)	2,375	2,231
Series J, Rev., HUD, SONYMA, 1.10%, 11/01/2061 (z)	4,170	3,806
Series K2, Rev., HUD, SONYMA, 1.00%, 11/01/2061 (z)	2,320	2,162
Series K, Rev., SONYMA, 0.70%, 11/01/2024	1,085	1,049
New York State Thruway Authority,
Series A1, Rev., 4.00%, 03/15/2041	500	509
Series A1, Rev., 5.00%, 03/15/2033	1,000	1,173
Series A, Rev., 5.00%, 03/15/2027 (p)	1,000	1,078
Series L, Rev., 5.00%, 01/01/2024	75	75
New York State Thruway Authority, Group 2, Series N, Rev., 4.00%, 01/01/2041	3,120	3,165
New York State Urban Development Corp., Series A, Rev., 4.00%, 03/15/2042	2,000	2,031
New York State Urban Development Corp., Bidding Group 1, Series A, Rev., 5.00%, 03/15/2034	1,690	1,995
New York State Urban Development Corp., Bidding Group 4, Series A, Rev., 3.00%, 03/15/2050	4,000	3,189
New York State Urban Development Corp., Group 2, Series E, Rev., 4.00%, 03/15/2038	1,000	1,044
New York State Urban Development Corp., Personal Income Tax,
Rev., 4.00%, 03/15/2037	2,000	2,097
Rev., 4.00%, 03/15/2041	5,000	5,135
Rev., 5.00%, 03/15/2030	500	576
Series C3, Rev., 5.00%, 03/15/2038	1,860	1,975
New York State Urban Development Corp., State Personal Income Tax,
Rev., 4.00%, 03/15/2042	2,000	2,042
Rev., 5.00%, 03/15/2034	3,000	3,011
Series A, Rev., 5.00%, 03/15/2024	1,000	1,005
Series AG, Rev., 5.00%, 03/15/2038	5,000	5,268

SEE NOTES TO FINANCIAL STATEMENTS.

194	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
New York State Urban Development Corp., State Personal Income Tax, General Purpose,
Series A, Rev., 5.00%, 03/15/2042	5,000	5,355
Series B, Rev., 3.54%, 03/15/2028 (p)	7,000	6,699
New York Transportation Development Corp., American Airlines, Inc.,
Rev., AMT, 2.25%, 08/01/2026	585	559
Rev., AMT, 5.00%, 08/01/2026	5,375	5,376
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia,
Rev., AMT, 4.38%, 10/01/2045	2,000	1,901
Rev., AMT, 5.00%, 01/01/2032	3,000	3,068
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia, Rev., AMT, 5.00%, 10/01/2035	11,000	11,424
New York Transportation Development Corp., LaGuardia Airport Terminal,
Rev., AMT, 5.63%, 04/01/2040	15,355	16,519
Rev., AMT, 6.00%, 04/01/2035	5,000	5,570
New York Transportation Development Corp., LaGuardia Airport Terminal B,
Rev., AMT, 5.00%, 07/01/2046	15,180	15,154
Rev., AMT, 5.25%, 01/01/2050	8,425	8,434
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment,
Rev., AMT, 4.00%, 07/01/2031	4,500	4,503
Rev., AGM, AMT, 4.00%, 07/01/2035	5,080	5,084
Rev., AMT, 5.00%, 07/01/2041	1,000	1,001
New York Transportation Development Corp., New York State Thruway, Rev., AMT, 4.00%, 10/31/2034	600	610
New York Transportation Development Corp., Sustainable Bond, JFK International Airport,
Rev., AGM, AMT, 5.00%, 06/30/2049	9,750	10,185
Rev., AGM, AMT, 5.50%, 06/30/2043	1,585	1,754
Rev., AMT, 6.00%, 06/30/2054	8,970	9,905
New York Transportation Development Corp., Terminal 4 JFK International,
Rev., AMT, 5.00%, 12/01/2030	1,710	1,876
Rev., AMT, 5.00%, 12/01/2032	2,005	2,243
Rev., AMT, 5.00%, 12/01/2033	1,000	1,094
Rev., AMT, 5.00%, 12/01/2037	3,500	3,810
Rev., AMT, 5.00%, 12/01/2038	1,000	1,081
New York Transportation Development Corp., Terminal 4 JFK International Airport, Rev., AMT, 5.00%, 12/01/2030	4,160	4,563
New York Transportation Development Corp., Terminal 4 John F Kennedy International,
Rev., AMT, 4.00%, 12/01/2038	300	296
Rev., AMT, 4.00%, 12/01/2039	300	293
Rev., AMT, 4.00%, 12/01/2040	1,475	1,426
Rev., AMT, 4.00%, 12/01/2041	300	288

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
Rev., AMT, 4.00%, 12/01/2042	300	284
Rev., 5.00%, 12/01/2024	200	203
Rev., 5.00%, 12/01/2025	200	207
Rev., 5.00%, 12/01/2026	995	1,049
Rev., 5.00%, 12/01/2027	200	215
Rev., 5.00%, 12/01/2028	200	218
Rev., 5.00%, 12/01/2037	250	269
Rev., 5.00%, 12/01/2038	2,250	2,417
Port Authority of New York & New Jersey,
Series 207, Rev., AMT, 5.00%, 09/15/2028	1,080	1,158
Series 207, Rev., AMT, 5.00%, 09/15/2031	5,000	5,352
Series 226, Rev., AMT, 5.00%, 10/15/2031	4,500	5,078
Series 226, Rev., AMT, 5.00%, 10/15/2032	1,250	1,421
Series 226, Rev., AMT, 5.00%, 10/15/2036	2,040	2,274
Series 242, Rev., AMT, 5.00%, 12/01/2042	7,000	7,655
Port Authority of New York & New Jersey, Consolidated,
Series 197, Rev., AMT, 5.00%, 11/15/2032	3,000	3,122
Series 206, Rev., AMT, 5.00%, 11/15/2032	3,000	3,184
Series 221, Rev., AMT, 5.00%, 07/15/2031	1,620	1,812
Series 221, Rev., AMT, 5.00%, 07/15/2032	1,500	1,675
Port Authority of New York & New Jersey, Consolidated 211, Rev., 4.00%, 09/01/2043	5,000	5,048
Port Authority of New York & New Jersey, Consolidated Bond 233, Rev., 5.00%, 08/01/2038	670	773
Port Authority of New York & New Jersey, Consolidated Bond Two Hund, Rev., AMT, 5.00%, 01/15/2039	1,250	1,376
Port Authority of New York & New Jersey, Consolidated Bonds,
Series 221, Rev., AMT, 4.00%, 07/15/2039	5,000	5,003
Series 221, Rev., AMT, 4.00%, 07/15/2040	3,715	3,705
Port Authority of New York & New Jersey, Consolidated One Hundred Eighty,
Rev., AMT, 5.00%, 09/01/2026	3,000	3,021
Series 222, Rev., 4.00%, 07/15/2036	10,250	10,955
State of New York Mortgage Agency Homeowner Mortgage Revenue, Social Bonds, Series 253, Rev., SONYMA, AMT, 4.70%, 10/01/2038	2,090	2,165

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	195

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
New York — continued
State of New York Mortgage Agency, Social Bond, Series 239, Rev., SONYMA, 3.25%, 10/01/2051	280	273
State of New York Mortgage Agency, Social Bonds, Series 233, Rev., 3.00%, 10/01/2045	2,140	2,077
State of New York Mortgage Agency, Social Bonds 242, Rev., SONYMA, 3.50%, 10/01/2052	105	103
Tender Option Bond Trust Receipts/Certificates, Floaters, Series 2023-XF1682, Rev., VRDO, LIQ: Toronto Dominion Bank, 3.90%, 01/05/2024 (e) (z)	10,000	10,000
Triborough Bridge & Tunnel Authority,
Series A2, Rev., 2.00%, 05/15/2045 (z)	4,250	3,977
Series A, Rev., BAN, 5.00%, 08/15/2024	3,000	3,035
Series A, Rev., 5.00%, 11/15/2041	1,975	2,035
Series A, Rev., 5.00%, 11/15/2047	2,500	2,766
Series A, Rev., 5.00%, 11/15/2049	3,040	3,286
Triborough Bridge & Tunnel Authority, Green Bond,
Series E1, Rev., 5.00%, 11/15/2027	1,155	1,258
Series E-2B, Rev., 5.00%, 11/15/2032	575	692
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Rev., 5.00%, 05/15/2047	5,250	5,781
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Rev., 5.00%, 11/15/2026	2,440	2,616
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Green Bonds, Rev., 5.00%, 11/15/2029	1,615	1,860
Triborough Bridge & Tunnel Authority, Senior, Series C, Rev., 5.00%, 05/15/2040	5,000	5,684
Triborough Bridge & Tunnel Authority, Senior Lien,
Rev., 5.00%, 05/15/2050 (z)	7,000	7,300
Series C, Rev., 5.25%, 05/15/2052	10,000	11,133
Series C1-A, Rev., 5.00%, 05/15/2038	2,000	2,290
Triborough Bridge & Tunnel Authority, Senior Lien MTA Bridges & Tunnels,
Rev., 5.00%, 05/15/2035	2,000	2,389
Rev., 5.00%, 05/15/2036	2,000	2,367
Rev., 5.00%, 05/15/2038	4,240	4,890
Troy Capital Resource Corp., Rensselaer Polytechnic Institute, Rev., 4.00%, 09/01/2036	750	769
TSASC, Inc., Series B, Rev., 5.00%, 06/01/2048	6,780	6,108
Utility Debt Securitization Authority,
Series 1, Rev., 5.00%, 12/15/2031	3,000	3,454
Series 1, Rev., 5.00%, 12/15/2039	1,000	1,191
Series 1, Rev., 5.00%, 12/15/2040	1,420	1,680

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

New York — continued
Utility Debt Securitization Authority, Restructuring Bonds,
Rev., 5.00%, 12/15/2033	1,500	1,561
Series TE, Rev., 5.00%, 12/15/2029	1,500	1,651
Westchester County Local Development Corp., Purchase Senior Learning, Rev., 2.88%, 07/01/2026 (e)	500	491
Westchester County Local Development Corp., Westchester Med. Ctr. Obligated,
Rev., AGM, 5.00%, 11/01/2047	5,610	6,006
Rev., AGM, 5.75%, 11/01/2048	1,400	1,593
Rev., AGM, 5.75%, 11/01/2049	2,000	2,270
Rev., 6.25%, 11/01/2052	420	480
Western Regional Off-Track Betting Corp., Rev., 3.00%, 12/01/2026 (e)	240	225

		922,835

North Carolina — 0.9%
Charlotte-Mecklenburg Hospital Authority, Atrium Health, Series B, Rev., 1.95%, 01/15/2048 (z)	2,285	2,090
Charlotte-Mecklenburg Hospital Authority, The Atrium Health, Series D, Rev., 3.63%, 01/15/2048 (z)	2,200	2,223
City of Charlotte Airport Revenue, Rev., 5.00%, 07/01/2040	2,375	2,738
City of Charlotte Airport Revenue, Airport, Series A, Rev., 4.00%, 07/01/2036	1,520	1,617
City of Charlotte Airport Revenue, Charlotte Douglas International, Rev., AMT, 5.00%, 07/01/2026	1,315	1,372
City of Charlotte Airport Special Facilities Revenue, Charlotte Douglas International,
Rev., 5.00%, 07/01/2049	5,000	5,347
Rev., AMT, 5.00%, 07/01/2049	5,000	5,205
City of Charlotte, Airport Special Facilities Revenue, Series B, Rev., AMT, 5.00%, 07/01/2027	1,315	1,399
County of Cumberland, Qualified School Construction Bonds, COP, 1.25%, 12/15/2025	4,000	3,754
Greater Asheville Regional Airport Authority,
Rev., AGM, AMT, 5.25%, 07/01/2040	500	562
Rev., AGM, AMT, 5.25%, 07/01/2041	415	465
Rev., AGM, AMT, 5.25%, 07/01/2048	1,750	1,903
North Carolina Department of Transportation, I-77 Hot Lanes Project, Rev., AMT, 5.00%, 06/30/2054	2,000	2,008
North Carolina Housing Finance Agency,
Series 37A, Rev., AMT, 3.50%, 07/01/2039	45	45
Series 44, Rev., 2.30%, 01/01/2031	1,030	941
Series 44, Rev., 4.00%, 07/01/2050	310	310
Series 45, Rev., GNMA/FNMA/FHLMC, 1.90%, 01/01/2032	1,525	1,298

SEE NOTES TO FINANCIAL STATEMENTS.

196	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
North Carolina — continued
North Carolina Housing Finance Agency, Home Ownership, Series 47, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 07/01/2051	910	884
North Carolina Housing Finance Agency, Sustainable Bonds 1998 Trust,
Rev., GNMA/FNMA/FHLMC, 4.90%, 07/01/2043	5,000	5,267
Rev., GNMA/FNMA/FHLMC, 6.25%, 01/01/2055	4,925	5,450
North Carolina Medical Care Commission, CaroMont Health, Series A, Rev., 4.00%, 02/01/2036	1,875	1,966
North Carolina Medical Care Commission, Lutheran Services for the Aging, Rev., 4.00%, 03/01/2041	1,050	843
North Carolina Medical Care Commission, Presbyterian Homes Obligations,
Series A, Rev., 4.00%, 10/01/2027	600	602
Series A, Rev., 4.00%, 10/01/2040	1,200	1,127
Series A, Rev., 4.00%, 10/01/2045	2,250	2,011
North Carolina Medical Care Commission, Rex Healthcare, Series A, Rev., 5.00%, 07/01/2031	1,760	1,963
North Carolina Medical Care Commission, The Forest at Duke Project, Rev., 4.00%, 09/01/2041	830	695
North Carolina State Education Assistance Authority, Senior Bonds, Series A, Rev., AMT, 5.00%, 06/01/2043	1,260	1,304
North Carolina Turnpike Authority, Rev., BAN, 5.00%, 02/01/2024 (p)	7,130	7,137
North Carolina Turnpike Authority, Senior Lien, Rev., AGM, 5.00%, 01/01/2038	2,375	2,558
North Carolina Turnpike Authority, Triangle Expressway System, Senior Lien, Rev., AGM, 5.00%, 01/01/2049	1,000	1,059
Raleigh Durham Airport Authority, Series A, Rev., AMT, 5.00%, 05/01/2032	505	534
State of North Carolina, Build Nc Programs, Series B, Rev., 5.00%, 05/01/2027	2,750	2,977
State of North Carolina, Grant Anticipation Revenue, Rev., 5.00%, 03/01/2029	1,000	1,126
Western Carolina University, Series B, Rev., 5.00%, 04/01/2031	2,120	2,424

		73,204

North Dakota — 0.3%
Cass County Joint Water Resource District, Series A, GO, 0.48%, 05/01/2024	3,635	3,571
City of Grand Forks, Altru Health System,
Rev., 5.00%, 12/01/2031	1,500	1,598
Series A, Rev., AGM, 5.00%, 12/01/2041	1,000	1,099
County of Ward, Trinity Obligation Group, Series C, Rev., 5.00%, 06/01/2043	2,500	2,218

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

North Dakota — continued
North Dakota Housing Finance Agency,
Series B, Rev., 3.00%, 07/01/2051	1,970	1,921
Series C, Rev., 4.00%, 01/01/2050	705	705
North Dakota Housing Finance Agency, Home Mortgage Financing Program, Series A, Rev., 3.00%, 01/01/2052	45	44
North Dakota Housing Finance Agency, Housing Finance Program, Home Mortgage Finance, Series D, Rev., 4.25%, 01/01/2049	2,335	2,338
North Dakota Housing Finance Agency, Social Bonds, Series B, Rev., 3.00%, 07/01/2052	1,025	991
North Dakota Housing Finance Agency, Social Bonds Home Mortgage Finance Program, Rev., 5.75%, 01/01/2054	500	541
North Dakota Housing Finance Agency, Social Bonds Home Mortgage Financing, Rev., 5.75%, 07/01/2053	1,315	1,410
North Dakota Housing Finance Agency, Sustainable Bonds Home Mortgage, Rev., 6.25%, 01/01/2054	3,750	4,153
University of North Dakota, Series A, COP, AGM, 4.00%, 06/01/2046	1,480	1,443
West Fargo Public School District No. 6, Series C, GO, 4.00%, 08/01/2026	300	310

		22,342

Ohio — 2.0%
Akron Bath Copley Joint Township Hospital District, Rev., 5.25%, 11/15/2046	5,775	5,862
Akron Bath Copley Joint Township Hospital District, Children’s Hospital Medical, Rev., 4.00%, 11/15/2042	1,265	1,251
Akron Bath Copley Joint Township Hospital District, Summa Health Obligations,
Rev., 4.00%, 11/15/2034	500	502
Rev., 4.00%, 11/15/2035	1,000	994
Rev., 4.00%, 11/15/2038	750	718
American Municipal Power, Inc., Fremont Energy Center Project,
Rev., 4.00%, 02/15/2036	1,750	1,833
Rev., 5.00%, 02/15/2026	600	625
American Municipal Power, Inc., Prairie State Energy Campus, Rev., 5.00%, 02/15/2026	2,500	2,605
Buckeye Tobacco Settlement Financing Authority, Series B2, Rev., 5.00%, 06/01/2055	13,690	12,865
Buckeye Tobacco Settlement Financing Authority, Senior, Series A2, Rev., 4.00%, 06/01/2048	2,210	2,041
City of Cincinnati, Mercer Commons Phase 2 Project, Rev., 5.00%, 11/01/2035	1,085	1,120

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	197

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Ohio — continued
Columbus-Franklin County Finance Authority, Bridge Park D Block Project, Series A, Rev., 5.00%, 12/01/2051	1,750	1,696
Columbus-Franklin County Finance Authority, Dering Family Homes Project, Rev., HUD, 5.00%, 07/01/2045 (z)	2,200	2,291
County of Allen, Hospital Facilities Revenue, Series A, Rev., 5.00%, 08/01/2027	50	54
County of Butler, UC Health, Rev., 5.00%, 11/15/2030	1,300	1,349
County of Franklin, Nationwide Children’s Hospital,
Rev., 4.00%, 11/01/2040	2,000	2,010
Rev., 5.00%, 11/01/2031	1,000	1,154
County of Hamilton, Trihealth, Inc. Obligated Group, Rev., 5.00%, 08/15/2040	1,510	1,603
County of Miami, Improvement, Kettering Health Network, Rev., 5.00%, 08/01/2049	2,000	2,050
County of Montgomery, Dayton Children’s Hospital,
Rev., 5.00%, 08/01/2027	725	777
Rev., 5.00%, 08/01/2029	145	161
Rev., 5.00%, 08/01/2033	230	260
County of Montgomery, Kettering Health Network Obligations, Rev., 4.00%, 08/01/2041	1,200	1,205
County of Van Wert, Van Wert Health Obligated, Rev., 6.13%, 12/01/2049 (p)	1,900	2,209
Franklin County Convention Facilities Authority, Greater Columbus Convention Center, Rev., 5.00%, 12/01/2044	1,000	954
Hamilton City School District, Various Purpose, GO, 5.00%, 12/01/2034 (p)	1,500	1,529
Jefferson County Port Authority, JSW Steel USA Ohio, Rev., AMT, 5.00%, 12/01/2053 (e) (z)	5,835	5,888
Lancaster Port Authority, Series A, Rev., LIQ: Royal Bank of Canada, 5.00%, 08/01/2049 (z)	5,000	5,064
Miami University,
Series A, Rev., 5.00%, 09/01/2028	515	571
Series A, Rev., 5.00%, 09/01/2030	1,005	1,158
Northeast Ohio Medical University, Rev., BAM, 5.00%, 12/01/2043	1,475	1,579
Ohio Air Quality Development Authority, American Electric Power Co. Project, Rev., AMT, 2.50%, 08/01/2040 (z)	2,500	2,224
Ohio Air Quality Development Authority, American Electric Power Company, Series A, Rev., AMT, 2.10%, 01/01/2029 (z)	1,250	1,220
Ohio Air Quality Development Authority, Dayton Power & Light, Rev., AMT, 4.25%, 11/01/2040 (z)	7,000	7,058

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Ohio — continued
Ohio Air Quality Development Authority, Duke Energy, Rev., AMT, 4.25%, 11/01/2039 (z)	7,205	7,346
Ohio Air Quality Development Authority, Ohio Valley Electric Corp., Rev., AMT, 2.50%, 11/01/2042 (z)	1,000	890
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project,
Rev., 1.38%, 02/01/2026 (z)	1,875	1,811
Rev., 1.50%, 02/01/2026 (z)	120	112
Ohio Higher Educational Facility Commission, Case Western Reserve, Rev., (SIFMA Municipal Swap Index + 0.23%), 4.10%, 12/01/2042 (aa)	155	152
Ohio Higher Educational Facility Commission, Case Western Reserve University, Rev., 5.00%, 12/01/2040	1,065	1,109
Ohio Higher Educational Facility Commission, University of Dayton, Rev., 5.00%, 02/01/2034	1,125	1,248
Ohio Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC, 4.50%, 09/01/2048	880	886
Ohio Housing Finance Agency, Marianna Terrace Apartments, Rev., HUD, 1.30%, 03/01/2025 (z)	330	328
Ohio Housing Finance Agency, Mortgage Backed Securities Program, Rev., GNMA/FNMA/FHLMC, 3.25%, 09/01/2052	6,335	6,187
Ohio Housing Finance Agency, Post Oak Station, Rev., HUD, 3.35%, 07/01/2025 (z)	295	294
Ohio Housing Finance Agency, Robert Cassidy Manor Apartments, Rev., FHA HUD, 5.00%, 04/01/2026 (z)	3,060	3,110
Ohio Housing Finance Agency, Thornwood Commons, Rev., FHA HUD, 5.00%, 12/01/2026 (z)	2,000	2,053
Ohio State University (The), Sustainable Bonds Multiyear Debt, Rev., 4.00%, 12/01/2041	2,060	2,109
Ohio Turnpike & Infrastructure Commission, Infrastructure Projects, Series A, Rev., 4.00%, 02/15/2038	1,500	1,531
Ohio Turnpike & Infrastructure Commission, Junior Lien Infrastructure,
Rev., 5.00%, 02/15/2028	500	551
Rev., 5.00%, 02/15/2033	365	440
Ohio Water Development Authority, Series A, Rev., 5.00%, 06/01/2029	500	566
Ohio Water Development Authority Water Pollution Control Loan Fund,
Series A, Rev., 5.00%, 12/01/2030	4,500	5,268
Series B, Rev., 3.00%, 12/01/2034	125	122

SEE NOTES TO FINANCIAL STATEMENTS.

198	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Ohio — continued
Ohio Water Development Authority Water Pollution Control Loan Fund, Loan Fund, Series A, Rev., 5.00%, 12/01/2031	1,000	1,078
Ohio Water Development Authority Water Pollution Control Loan Fund, Sustainable Bonds Water Pollution, Rev., 5.00%, 12/01/2033	4,420	5,439
Ohio Water Development Authority, Sustainability Bond, Series A, Rev., 5.00%, 06/01/2031	300	354
State of Ohio,
Series A2, Rev., 4.00%, 04/01/2033	3,000	3,031
Series A, GO, 5.00%, 09/01/2024	130	132
Series A, GO, 5.00%, 03/01/2034	1,000	1,216
Series X, GO, 5.00%, 05/01/2035	300	355
State of Ohio, Cleveland Clinic Health System,
Rev., 5.00%, 01/01/2033	2,410	2,835
Rev., 5.00%, 01/01/2034	2,425	2,853
Rev., 5.00%, 01/01/2039	570	645
Series A, Rev., 5.00%, 01/01/2027	940	1,008
State of Ohio, Common Schools, Series C, GO, 5.00%, 03/15/2030	125	144
State of Ohio, Garvee,
Series 1A, Rev., 5.00%, 12/15/2025	800	835
Series 1A, Rev., 5.00%, 12/15/2028	1,000	1,123
Series 2022-1, Rev., 5.00%, 12/15/2028	1,000	1,123
Series 2022-1, Rev., 5.00%, 12/15/2031	1,000	1,164
State of Ohio, Higher Education,
Series A, GO, 5.00%, 05/01/2032	10,000	10,762
Series C, GO, 5.00%, 08/01/2028 (p)	350	390
State of Ohio, Infrastructure Improvement,
GO, 4.00%, 09/01/2025	1,075	1,100
GO, 4.00%, 09/01/2027	1,690	1,783
GO, 5.00%, 03/01/2034	1,000	1,195
State of Ohio, Premier Health Partners,
Rev., 4.00%, 11/15/2039	1,320	1,247
Rev., 4.00%, 11/15/2041	1,450	1,333
Rev., 5.00%, 11/15/2028	680	724
State of Ohio, University Hospital Health, Rev., VRDO, 4.25%, 01/02/2024 (z)	1,500	1,500
State of Ohio, University Hospitals Health, Rev., 4.00%, 01/15/2037	1,000	1,023
State of Ohio, University Hospitals Health System, Series A, Rev., 5.00%, 01/15/2041	1,000	1,017
Summit County Development Finance Authority, University of Akron Parking Project, Rev., 5.63%, 12/01/2048	3,000	3,091

		159,093

Oklahoma — 0.5%
Grand River Dam Authority, Rev., 5.00%, 06/01/2037	1,850	2,161

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Oklahoma — continued
Oklahoma City Economic Development Trust, Increment District #8 Project,
Rev., 4.00%, 03/01/2032	1,640	1,772
Rev., 4.00%, 03/01/2033	5,000	5,405
Rev., 4.00%, 03/01/2034	4,440	4,794
Oklahoma Development Finance Authority, Integris, Series A, Rev., 4.00%, 08/15/2038	2,000	2,004
Oklahoma Development Finance Authority, Integris Obligated Group, Rev., VRDO, 4.35%, 01/05/2024 (z)	1,910	1,910
Oklahoma Development Finance Authority, OU Health Project, Series A, Rev., 5.50%, 08/15/2037	1,110	1,139
Oklahoma Development Finance Authority, OU Medicine Project, Series B, Rev., 5.50%, 08/15/2057	6,000	6,013
Oklahoma Housing Finance Agency, Home Ownership Loan Program, Rev., GNMA/FNMA/FHLMC, 6.50%, 09/01/2054	2,700	3,081
Oklahoma Turnpike Authority,
Series A, Rev., 3.75%, 01/01/2033	1,000	1,007
Series A, Rev., 5.00%, 01/01/2037	1,665	1,710
Oklahoma Water Resources Board, Series B, Rev., 5.00%, 10/01/2026	1,255	1,340
Oklahoma Water Resources Board, Drinking Water Program 2019 Master, Rev., 4.00%, 04/01/2048	3,000	3,042
Osage County Industrial Authority, Rev., 5.75%, 09/01/2053	1,000	1,004
Tulsa County Independent School District No. 1 Tulsa, Series B, GO, 2.00%, 09/01/2026	1,500	1,456

		37,838

Other — 0.1%
FHLMC Multifamily ML Certificates,
Rev., 4.00%, 12/25/2036 (z)	1,793	1,736
Rev., 4.55%, 08/25/2040	3,615	3,575

		5,311

Oregon — 0.8%
City of Portland Sewer System Revenue, Second Lien, Series A, Rev., 5.00%, 12/01/2031	2,670	3,172
City of Portland Water System Revenue, Second Lien,
Series A, Rev., 4.00%, 05/01/2039	500	514
Series A, Rev., 5.00%, 05/01/2033	1,825	2,077
County of Gilliam, Waste Management, Rev., AMT, 3.95%, 07/01/2038 (z)	1,000	998
Hospital Facilities Authority of Multnomah County Oregon, Green Bond Terwilliger, Rev., 0.95%, 06/01/2027	1,200	1,074
Jackson County School District No. 5 Ashland, GO, SCH BD GTY, 5.00%, 06/15/2030	1,000	1,132

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	199

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Oregon — continued
Medford Hospital Facilities Authority, Asante Project, Series A, Rev., AGM, 4.00%, 08/15/2045	1,330	1,313
Multnomah County School District No. 1 Portland, GO, SCH BD GTY, 5.00%, 06/15/2028	1,850	2,054
Oregon Health & Science University, Series B1, Rev., 5.00%, 07/01/2046 (z)	1,500	1,669
Oregon State Facilities Authority, Samaritan Health Services, Rev., 5.00%, 10/01/2040	1,750	1,846
Oregon State Facilities Authority, Samaritan Health Services Project, Rev., 5.00%, 10/01/2031	1,740	1,806
Port of Portland Airport Revenue,
Series 27A, Rev., AMT, 5.00%, 07/01/2028	1,595	1,717
Series 27A, Rev., AMT, 5.00%, 07/01/2034	1,455	1,606
Series 27A, Rev., AMT, 5.00%, 07/01/2036	1,000	1,093
Port of Portland Airport Revenue, Green Bonds, Rev., AMT, 5.00%, 07/01/2036	500	565
Port of Portland Airport Revenue, Portland International Air, Rev., AMT, 5.00%, 07/01/2035	1,270	1,372
Port of Portland Airport Revenue, Portland International Airport,
Rev., AMT, 5.00%, 07/01/2026	1,145	1,192
Rev., AMT, 5.00%, 07/01/2031	2,230	2,435
Series 25B, Rev., AMT, 5.00%, 07/01/2039	1,020	1,077
Salem Hospital Facility Authority, Capital Manor Project,
Rev., 4.00%, 05/15/2032	185	175
Rev., 4.00%, 05/15/2040	750	644
Salem Hospital Facility Authority, Salem Health Projects, Series A, Rev., 5.00%, 05/15/2046	3,000	3,058
State of Oregon Department of Transportation, Subordinate, Series A, Rev., 5.00%, 11/15/2036	9,095	10,262
State of Oregon Housing & Community Services Department, Series C, Rev., 3.00%, 01/01/2052	3,205	3,125
State of Oregon Housing & Community Services Department, Single Family Mortgage Program, Series A, Rev., 3.00%, 07/01/2052	615	599
State of Oregon Housing & Community Services Department, The Susan Emmons Apartments Project, Rev., HUD, 4.35%, 06/01/2024	2,115	2,120
State of Oregon, Article XI Q, Series F, GO, 5.00%, 05/01/2030	100	105
State of Oregon, Article XI Q State Project,
GO, 5.00%, 05/01/2025	500	515
GO, 5.00%, 05/01/2030	405	469

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Oregon — continued
State of Oregon, Article XI Q State Projects, GO, 5.00%, 05/01/2028	1,000	1,111
State of Oregon, Article Xi-M & Xi-N Seismic, GO, 5.00%, 06/01/2030	1,995	2,313
State of Oregon, Article XI-Q State Project, Series A, GO, 5.00%, 05/01/2027	1,220	1,323
State of Oregon, Veterans Welfare Bonds, GO, 5.50%, 12/01/2053	265	287
State of Oregon, Veterans Welfare Bonds Series, GO, 3.00%, 12/01/2051	1,295	1,252
University of Oregon, Series A, Rev., 5.00%, 04/01/2048	1,000	1,045
Yamhill Clackamas & Washington Counties School District No. 29J Newberg, Series B, GO, SCH BD GTY, 4.00%, 06/15/2039	3,620	3,762

		60,877

Pennsylvania — 5.0%
Allegheny County Airport Authority,
Series A, Rev., AGM, AMT, 4.00%, 01/01/2046	11,800	11,508
Series A, Rev., AGM-CR, AMT, 4.00%, 01/01/2056	8,920	8,276
Series B, Rev., AGM, 4.00%, 01/01/2039	2,635	2,695
Allegheny County Hospital Development Authority, Health Network Obligations,
Rev., 5.00%, 04/01/2033	1,000	1,073
Series A, Rev., 5.00%, 04/01/2047	1,560	1,600
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center,
Rev., 4.00%, 07/15/2038	2,185	2,205
Rev., 5.00%, 07/15/2030	1,000	1,111
Allegheny County Industrial Development Authority, United States Steel Corp., Rev., 4.88%, 11/01/2024	1,500	1,498
Allegheny County Sanitary Authority, Rev., 5.75%, 06/01/2047	2,250	2,618
Allegheny County, Hospital Development Authority, Pittsburg University Medical Center,
Series A, Rev., 4.00%, 07/15/2036	2,200	2,259
Series A, Rev., 5.00%, 07/15/2027	765	822
Allegheny County, Sanitary Authority,
Series B, Rev., 4.00%, 06/01/2035	400	425
Series B, Rev., 4.00%, 06/01/2036	675	718
Series B, Rev., 5.00%, 06/01/2030	500	577
Allentown Neighborhood Improvement Zone Development Authority, Forward Delivery, Rev., 5.00%, 05/01/2042	1,000	1,028
Allentown Neighborhood Improvement Zone Development Authority, Neuweiler Lofts Project, Rev., 6.25%, 05/01/2042 (e)	2,010	2,004

SEE NOTES TO FINANCIAL STATEMENTS.

200	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Pennsylvania — continued
Allentown Neighborhood Improvement Zone Development Authority, Senior Tax Revenue, Rev., 6.00%, 05/01/2042 (e)	180	186
Altoona Area School District, GO, BAM, 5.00%, 12/01/2048 (p)	1,000	1,043
Bentworth School District, Series A, GO, BAM, 4.00%, 03/15/2025	1,380	1,397
Berks County Industrial Development Authority, Tower Health Project,
Rev., 4.00%, 11/01/2050	1,500	781
Rev., 5.00%, 11/01/2047	2,155	1,123
Bethlehem Area School District Authority, Bethlehem Area School District,
Rev., (United States SOFR * 0.67 + 0.35%), 3.96%, 01/01/2030 (aa)	230	226
Rev., (United States SOFR * 0.67 + 0.35%), 3.96%, 07/01/2031 (aa)	290	286
Rev., (United States SOFR * 0.67 + 0.35%), 3.96%, 01/01/2032 (aa)	240	236
Capital Region Water, Water Revenue, Rev., 5.00%, 07/15/2032	1,000	1,093
Central Bradford Progress Authority, Guthrie Clinic, Rev., VRDO, 4.41%, 01/05/2024 (z)	400	400
Chartiers Valley School District, Series B, GO, 5.00%, 10/15/2040 (p)	1,000	1,028
City of Lancaster, GO, BAM, 5.00%, 11/01/2047	6,665	7,159
City of Philadelphia,
GO, AGM, 5.00%, 08/01/2031	1,795	1,932
Series A, GO, 5.00%, 08/01/2030	4,000	4,087
City of Philadelphia Airport Revenue,
Series A, Rev., 5.00%, 07/01/2047	5,000	5,180
Series B, Rev., AMT, 5.00%, 07/01/2035	2,235	2,341
Series C, Rev., AMT, 4.00%, 07/01/2050	1,500	1,414
Series C, Rev., AMT, 5.00%, 07/01/2028	10,000	10,733
City of Philadelphia Airport Revenue, Private Activity,
Rev., AGM, AMT, 4.00%, 07/01/2041	1,100	1,107
Rev., AGM, AMT, 4.00%, 07/01/2046	3,750	3,656
City of Philadelphia Water & Wastewater Revenue,
Series A, Rev., 5.00%, 11/01/2040	2,790	3,030
Series A, Rev., 5.00%, 11/01/2045	7,000	7,557
Series C, Rev., 5.00%, 06/01/2042	1,000	1,101
Commonwealth Financing Authority, Tobacco Master Settlement Payment,
Rev., AGM, 4.00%, 06/01/2039	6,340	6,386
Rev., 5.00%, 06/01/2025	1,820	1,862
Commonwealth of Pennsylvania,
Series 1, GO, 4.00%, 04/01/2029	3,000	3,006
Series 1, GO, 4.00%, 03/15/2034	5,000	5,042
Series 1, GO, 4.00%, 03/01/2035	3,650	3,794
Series 1, GO, 4.00%, 03/15/2035	2,000	2,015

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued
Commonwealth of Pennsylvania, Bidding Group C First Series, Series 1, GO, 4.00%, 09/01/2040	5,000	5,186
County of Allegheny, Series C75, GO, 5.00%, 11/01/2028	2,305	2,441
County of Lehigh, St. Luke’s Hospital Project, Rev., (SIFMA Municipal Swap Index + 1.10%), 4.97%, 08/15/2038 (aa)	355	351
Cumberland County Municipal Authority, Rev., 5.00%, 05/01/2030	1,000	1,038
Delaware River Port Authority,
Rev., 5.00%, 01/01/2037	3,000	3,008
Rev., 5.00%, 01/01/2040	10,000	10,013
Delaware Valley Regional Finance Authority,
Series A, Rev., AMBAC, 5.50%, 08/01/2028	4,390	4,892
Series C, Rev., (ICE LIBOR USD 3 Month * 0.67 + 0.75%), 4.53%, 06/01/2037 (aa)	250	215
Geisinger Authority, Geisinger Health System Obligation Group, Rev., 4.00%, 04/01/2039	1,000	1,009
Geisinger Authority, Geisinger Health System Se, Rev., 5.00%, 02/15/2045	5,560	5,671
Lancaster County Hospital Authority, Auth Masonic Villages Project, Rev., 5.13%, 11/01/2038	1,675	1,784
Lancaster County Hospital Authority, Penn State Health, Rev., 5.00%, 11/01/2037	600	646
Lancaster Industrial Development Authority, Landis Homes Retirement Community, Rev., 4.00%, 07/01/2056	765	546
Lehigh County Industrial Development Authority, PPL Electric Utilities Project, Series A, Rev., 3.00%, 09/01/2029	3,455	3,419
Monroeville Finance Authority,
Series B, Rev., 5.00%, 02/15/2029	1,425	1,578
Series B, Rev., 5.00%, 02/15/2038	1,200	1,331
Series B, Rev., 5.00%, 02/15/2039	2,000	2,207
Montgomery County Higher Education and Health Authority, Thomas Jefferson University,
Rev., 4.00%, 05/01/2038	250	255
Rev., VRDO, 4.42%, 01/05/2024 (z)	11,000	11,000
Montgomery County Higher Education and Health Authority, Thomas Jefferson University Project, Rev., 4.00%, 09/01/2044	1,610	1,573
Montgomery County Industrial Development Authority, Constellation Energy, Rev., 4.10%, 04/01/2053 (z)	3,335	3,399
Montgomery County Industrial Development Authority, Retirement Life Communities,
Rev., 5.00%, 11/15/2033	1,500	1,548
Series C, Rev., 5.00%, 11/15/2045	2,585	2,631

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	201

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Pennsylvania — continued
New Castle Sanitation Authority, Series A, Rev., AGM, 3.00%, 06/01/2029	500	504
Norristown Area School District, GO, 5.00%, 09/01/2026	1,500	1,584
Pennsylvania Economic Development Financing Authority,
Rev., 4.00%, 05/15/2048	2,055	1,995
Rev., 5.00%, 05/15/2031	2,385	2,721
Pennsylvania Economic Development Financing Authority, Pennsylvania Bridges Finco LP P3 Project,
Rev., AMT, 5.00%, 12/31/2030	3,460	3,554
Rev., AMT, 5.00%, 12/31/2034	2,000	2,051
Rev., AMT, 5.00%, 06/30/2042	1,250	1,259
Pennsylvania Economic Development Financing Authority, Philadelphia Biosolids Facility,
Rev., 4.00%, 01/01/2028	1,590	1,600
Rev., 4.00%, 01/01/2029	450	453
Rev., 4.00%, 01/01/2031	800	808
Pennsylvania Economic Development Financing Authority, Republic Services, Inc. Project, Series B1, Rev., AMT, 4.60%, 04/01/2049 (z)	545	545
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges,
Rev., AGM, AMT, 5.00%, 12/31/2057	6,730	6,946
Rev., AMT, 5.25%, 06/30/2035	1,500	1,684
Rev., AGM, AMT, 5.50%, 06/30/2042	5,640	6,223
Rev., AMT, 5.75%, 06/30/2048	3,750	4,113
Rev., AGM, AMT, 5.75%, 12/31/2062	2,500	2,762
Rev., AMT, 6.00%, 06/30/2061	1,500	1,663
Pennsylvania Economic Development Financing Authority, UPMC,
Series A1, Rev., 4.00%, 04/15/2045	5,440	5,404
Series A, Rev., 4.00%, 02/15/2042	1,330	1,334
Series A, Rev., 5.00%, 02/01/2030	4,960	5,004
Pennsylvania Economic Development Financing Authority, Waste Management Project, Rev., 0.95%, 12/01/2033 (z)	2,000	1,826
Pennsylvania Economic Development Financing Authority, Waste Management, Inc., Rev., AMT, 1.10%, 06/01/2031 (z)	2,000	1,839
Pennsylvania Economic Development Financing Authority, Waste Management, Inc. Project,
Rev., AMT, 1.75%, 08/01/2038 (z)	5,000	4,931
Rev., AMT, (SIFMA Municipal Swap Index + 0.40%), 4.27%, 06/01/2041 (aa)	805	801
Rev., AMT, 4.60%, 10/01/2046 (z)	9,000	9,095
Rev., AMT, 4.88%, 08/01/2045 (z)	4,250	4,251
Series A, Rev., AMT, 0.58%, 08/01/2037 (z)	2,610	2,557

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued
Pennsylvania Higher Education Assistance Agency, Series A, Rev., AMT, 5.00%, 06/01/2026	95	98
Pennsylvania Higher Education Assistance Agency, Senior, Series A, Rev., AMT, 5.00%, 06/01/2028	3,775	3,984
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University,
Rev., 5.25%, 09/01/2050	1,345	1,356
Rev., AGM-CR, 5.25%, 09/01/2050	7,000	7,080
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Rev., 5.00%, 08/15/2042	1,250	1,304
Pennsylvania Higher Educational Facilities Authority, University Pennsylvania Health System, Series A, Rev., 4.00%, 08/15/2035	1,170	1,200
Pennsylvania Housing Finance Agency, Series 133, Rev., 3.00%, 10/01/2050	2,855	2,783
Pennsylvania Housing Finance Agency, Social Bond,
Series A, Rev., 4.85%, 10/01/2043	4,000	4,171
Series A, Rev., 5.50%, 10/01/2053	1,500	1,603
Pennsylvania Housing Finance Agency, Social Bonds, Series 141A, Rev., 5.75%, 10/01/2053	3,050	3,270
Pennsylvania Housing Finance Agency, Sustainable Bonds, Series 2022, Rev., 4.25%, 10/01/2052	2,000	2,021
Pennsylvania Turnpike Commission,
Series A1, Rev., 5.00%, 12/01/2027	1,000	1,094
Series A1, Rev., 5.00%, 12/01/2034	1,000	1,083
Series A1, Rev., 5.00%, 12/01/2045	7,685	7,791
Series A1, Rev., 5.00%, 12/01/2046	1,000	1,020
Series A2, Rev., 5.00%, 12/01/2024	100	102
Series A, Rev., 4.00%, 12/01/2041	1,250	1,273
Series A, Rev., 5.25%, 12/01/2044	2,500	2,679
Series B, Rev., 4.00%, 12/01/2039	3,000	3,082
Series B, Rev., 5.00%, 12/01/2026	400	427
Series B, Rev., 5.00%, 12/01/2027	500	547
Series B, Rev., 5.00%, 12/01/2039	1,305	1,490
Series B, Rev., 5.25%, 12/01/2047	3,000	3,361
Series C, Rev., 4.00%, 12/01/2040	1,400	1,435
Series C, Rev., 4.00%, 12/01/2042	1,555	1,580
Series C, Rev., 5.00%, 12/01/2027	345	377
Series C, Rev., 5.00%, 12/01/2041	1,560	1,753
Series C, Rev., 5.00%, 12/01/2046	1,350	1,462
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Subordinate, Series B, Rev., 5.00%, 12/01/2038	1,500	1,589
Pennsylvania Turnpike Commission, Motor License, Rev., 5.00%, 12/01/2040	1,000	1,059
Pennsylvania Turnpike Commission, Subordinate,
Rev., 5.00%, 12/01/2030	1,750	1,885

SEE NOTES TO FINANCIAL STATEMENTS.

202	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Pennsylvania — continued
Series A, Rev., 4.00%, 12/01/2043	2,135	2,151
Pennsylvania Turnpike Commission, Subordinated,
Rev., 5.00%, 06/01/2026	2,000	2,073
Series A, Rev., 5.00%, 12/01/2036	2,775	2,907
Series B2, Rev., 5.00%, 06/01/2027	2,480	2,664
Philadelphia Authority for Industrial Development, Rev., 5.00%, 05/01/2033	1,250	1,349
Philadelphia Authority for Industrial Development, String Theory Charter School, Rev., 5.00%, 06/15/2040 (e)	900	901
Philadelphia Authority for Industrial Development, Thomas Jefferson University,
Series A, Rev., 5.00%, 09/01/2032	1,110	1,157
Series A, Rev., 5.00%, 09/01/2035	1,105	1,147
Series A, Rev., 5.00%, 09/01/2047	1,000	1,018
Philadelphia Gas Works Co., Series A, Rev., AGM, 4.00%, 08/01/2045	5,000	5,024
Pittsburgh Water & Sewer Authority,
Series B, Rev., AGM, 4.00%, 09/01/2036	500	522
Series B, Rev., AGM, 4.00%, 09/01/2038	500	513
Series B, Rev., AGM, 4.00%, 09/01/2045	2,250	2,252
Pittsburgh Water & Sewer Authority, First Lien, Series A, Rev., AGM, 5.00%, 09/01/2048	1,000	1,097
Ridley School District, GO, BAM, 5.25%, 11/15/2039	4,545	5,042
School District of Philadelphia (The),
Series A, GO, 5.00%, 09/01/2027	610	651
Series A, GO, 5.00%, 09/01/2031	245	279
Series A, GO, 5.00%, 09/01/2035	3,000	3,211
Series F, GO, 5.00%, 09/01/2035	5,000	5,182
Series F, GO, 5.00%, 09/01/2037	2,000	2,060
School District of Philadelphia (The), Green Bond,
Series B, GO, 5.00%, 09/01/2027	895	955
Series B, GO, 5.00%, 09/01/2028	1,485	1,629
Series B, GO, 5.00%, 09/01/2029	450	501
Scranton School District, Series E, GO, BAM, 4.00%, 12/01/2037	1,025	1,029
Southeastern Pennsylvania Transportation Authority, Asset Improvement Program,
Rev., 5.25%, 06/01/2041	3,000	3,453
Rev., 5.25%, 06/01/2042	1,500	1,714
Rev., 5.25%, 06/01/2047	7,750	8,678
Sports & Exhibition Authority of Pittsburgh and Allegheny County,
Rev., AGM, 5.00%, 02/01/2027	2,250	2,402
Rev., AGM, 5.00%, 02/01/2028	2,590	2,841
State Public School Building Authority, Northampton County Area Community,
Rev., BAM, 4.00%, 03/01/2029	1,000	1,048

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Pennsylvania — continued
Rev., BAM, 4.00%, 03/01/2030	640	668
Rev., BAM, 4.00%, 03/01/2031	500	521
Rev., BAM, 5.00%, 03/01/2027	715	761
Rev., BAM, 5.00%, 03/01/2028	755	820
State Public School Building Authority, Philadelphia School District, Rev., AGM, 5.00%, 06/01/2030	3,480	3,689
University of Pittsburgh-of the Commonwealth System of Higher Education, University Capital Project, Rev., 5.00%, 02/15/2034	4,250	5,206
Westmoreland County Industrial Development Authority, Excela Health Project,
Series A, Rev., 4.00%, 07/01/2025	575	574
Series A, Rev., 5.00%, 07/01/2028	1,400	1,479

		405,993

Puerto Rico — 0.7%
Commonwealth of Puerto Rico, Restructured,
Series A1, GO, 4.00%, 07/01/2033	481	471
Series A1, GO, 4.00%, 07/01/2041	505	463
Series A1, GO, 4.00%, 07/01/2046	525	468
Series A1, GO, 5.38%, 07/01/2025	1,917	1,959
Series A1, GO, 5.63%, 07/01/2027	4,045	4,278
Series A1, GO, 5.63%, 07/01/2029	2,000	2,169
Series A1, GO, 5.75%, 07/01/2031	2,008	2,233
Series A, GO, Zero Coupon, 07/01/2024	78	77
Series A, GO, Zero Coupon, 07/01/2033	7,410	4,620
Commonwealth of Puerto Rico, Subordinate, Note Claims, Series CW, 0.00%, 11/01/2043 (z)	2,134	1,163
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Senior Lien, Series A, Rev., 5.00%, 07/01/2047 (e)	1,000	982
Puerto Rico Electric Power Authority,
Series AAA, Rev., 5.25%, 07/01/2023 (d)	100	26
Series CCC, Rev., 4.63%, 07/01/2025 (d)	100	26
Series DDD, Rev., 5.00%, 07/01/2020 (d)	570	148
Series NN, Rev., NATL, 4.75%, 07/01/2033	30	29
Series TT, Rev., 5.00%, 07/01/2020 (d)	285	74
Series TT, Rev., 5.00%, 07/01/2021 (d)	100	26
Series TT, Rev., 5.00%, 07/01/2037 (d)	1,200	312
Series XX, Rev., 4.63%, 07/01/2025 (d)	100	26
Series XX, Rev., 4.75%, 07/01/2026 (d)	295	77
Series ZZ, Rev., 4.25%, 07/01/2020 (d)	470	122
Series ZZ, Rev., 5.25%, 07/01/2019 (d)	580	151
Series ZZ, Rev., 5.25%, 07/01/2023 (d)	500	130
Puerto Rico Electric Power Authority, Libor, Series UU, Rev., AGM, (CME Term SOFR 3 Month * 0.67 + 0.52%), 4.31%, 07/01/2029 (aa)	500	465

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	203

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Puerto Rico — continued
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured,
Series A1, Rev., Zero Coupon, 07/01/2031	2,925	2,141
Series A1, Rev., 4.75%, 07/01/2053	3,000	2,969
Series A1, Rev., 5.00%, 07/01/2058	18,250	18,314
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Restructured,
Series A1, Rev., 4.55%, 07/01/2040	1,385	1,392
Series A2, Rev., 4.33%, 07/01/2040	13,000	12,905

		58,216

Rhode Island — 0.1%
Rhode Island Health and Educational Building Corp., Brown University, Series A, Rev., 4.00%, 09/01/2037	1,000	1,027
Rhode Island Housing and Mortgage Finance Corp., Series 71, Rev., GNMA COLL, 3.75%, 10/01/2049	290	289
Rhode Island Housing and Mortgage Finance Corp., Homeownership Opportunity,
Series 73A, Rev., 0.95%, 04/01/2026	500	461
Series 73A, Rev., 1.10%, 04/01/2027	300	271
Series 73A, Rev., 1.65%, 10/01/2029	715	634
Series 73A, Rev., 3.00%, 10/01/2050	980	954
Rhode Island Housing and Mortgage Finance Corp., Social Bonds, Series 75A, Rev., 3.00%, 10/01/2051	2,340	2,270
Rhode Island Student Loan Authority, Senior Bond, Series A, Rev., AMT, 5.00%, 12/01/2029	370	405
Tobacco Settlement Financing Corp., Series B, Rev., 4.50%, 06/01/2045	3,165	3,167

		9,478

South Carolina — 1.2%
City of Columbia Waterworks & Sewer System Revenue,
Rev., 5.00%, 02/01/2047	2,625	2,931
Series B, Rev., 5.00%, 02/01/2036	1,085	1,301
Series B, Rev., 5.00%, 02/01/2037	1,500	1,782
Series B, Rev., 5.00%, 02/01/2038	1,500	1,754
Columbia Housing Authority, Colonial Bluffs Apartments, Rev., 1.25%, 08/01/2025 (z)	770	758
Lexington County Health Services District, Inc., Lexmed Obligated Group,
Rev., 4.00%, 11/01/2030	1,000	1,030
Rev., 4.00%, 11/01/2031	1,000	1,031
Patriots Energy Group Financing Agency,
Series A, Rev., LIQ: Royal Bank of Canada, 4.00%, 10/01/2048 (z)	40	40
Series B1, Rev., 5.25%, 02/01/2054 (z)	14,400	15,681

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

South Carolina — continued
South Carolina Jobs-Economic Development Authority, Bon Secours Mercy Health, Series S, Rev., 5.00%, 12/01/2048 (z)	1,000	1,029
South Carolina Jobs-Economic Development Authority, McLeod Health Projects, Rev., 5.00%, 11/01/2048	1,000	1,034
South Carolina Jobs-Economic Development Authority, Prisma Health Obligated Group, Series A, Rev., 5.00%, 05/01/2030	1,500	1,598
South Carolina Jobs-Economic Development Authority, Prisma Health Obligation Group, Rev., VRDO, 4.45%, 01/05/2024 (z)	4,800	4,800
South Carolina Ports Authority, Rev., AMT, 5.00%, 07/01/2043	5,680	5,865
South Carolina Public Service Authority,
Series A, Rev., 4.00%, 12/01/2033	1,000	1,035
Series A, Rev., 4.00%, 12/01/2034	2,000	2,067
Series A, Rev., 4.00%, 12/01/2037	2,000	2,045
Series A, Rev., 4.00%, 12/01/2038	520	529
Series A, Rev., 5.00%, 12/01/2024	500	507
Series A, Rev., 5.00%, 12/01/2027	1,525	1,633
Series A, Rev., 5.00%, 12/01/2028	1,700	1,738
Series A, Rev., 5.00%, 12/01/2029	85	94
Series A, Rev., 5.00%, 12/01/2031	4,500	5,043
Series A, Rev., 5.00%, 12/01/2032	1,000	1,120
Series B, Rev., 5.00%, 12/01/2040	1,000	1,089
Series B, Rev., 5.00%, 12/01/2041	1,000	1,021
South Carolina Public Service Authority, Bond Exchange, Series A, Rev., 5.00%, 12/01/2050	5,000	5,013
South Carolina Public Service Authority, Obligations, Series C, Rev., 5.00%, 12/01/2027	1,600	1,681
South Carolina Public Service Authority, Unrefunded Obligations,
Series A, Rev., 5.50%, 12/01/2054	15,000	15,041
Series C, Rev., 5.00%, 12/01/2046	3,000	3,008
South Carolina State Housing Finance & Development Authority,
Series A, Rev., 3.00%, 01/01/2052	685	665
Series A, Rev., 4.00%, 01/01/2052	860	862
Series B, Rev., 3.25%, 01/01/2052	6,575	6,460
South Carolina State Housing Finance & Development Authority, James Lewis Jr. Eastside, Rev., FNMA COLL, 0.30%, 09/01/2024 (z)	2,190	2,175
South Carolina State Housing Finance & Development Authority, Villages at Congaree, Rev., 1.25%, 06/01/2025 (z)	895	885
Spartanburg Regional Health Services District, Services District, Inc.,
Rev., 5.00%, 04/15/2026	565	587
Rev., 5.00%, 04/15/2028	500	540

		95,472

SEE NOTES TO FINANCIAL STATEMENTS.

204	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
South Dakota — 0.2%
County of Lincoln, GO, 5.00%, 12/01/2048	3,000	3,250
County of Lincoln, Augustana College Association, Rev., 4.00%, 08/01/2041	250	231
South Dakota Housing Development Authority,
Series C, Rev., GNMA/FNMA/FHLMC, 3.50%, 05/01/2051	905	894
Series G, Rev., GNMA/FNMA/FHLMC, 6.25%, 05/01/2055	4,270	4,731
South Dakota Housing Development Authority, Homeownership Mortgage, Series B, Rev., 3.00%, 11/01/2051	2,610	2,532

		11,638

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, Commonspirit Health, Series A1, Rev., 5.00%, 08/01/2028	305	329
City of Clarksville Water Sewer & Gas Revenue, Rev., 5.00%, 02/01/2041 (p)	965	1,011
City of Memphis Storm Water System Revenue, Rev., 5.00%, 10/01/2044	3,365	3,539
County of Coffee, GO, 5.00%, 06/01/2026	250	264
Health Educational and Housing Facility Board of the City of Memphis (The), Tillman Cove Apartments, Rev., HUD, 0.55%, 12/01/2024 (z)	2,275	2,235
Johnson City Health & Educational Facilities Board, Tapestry at Roan Hill, Rev., HUD, 3.60%, 12/01/2027 (z)	3,000	3,014
Knox County Health Educational & Housing Facility Board, Westview Towers Project, Rev., HUD, 3.95%, 12/01/2027 (z)	410	412
Knoxville’s Community Development Corp., Willow Place Project, Rev., HUD, 3.75%, 12/01/2027 (z)	1,800	1,811
Memphis-Shelby County Airport Authority,
Rev., AMT, 5.00%, 07/01/2032	270	289
Rev., AMT, 5.00%, 07/01/2043	2,055	2,131
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Belmont University, Rev., 5.25%, 05/01/2048	1,250	1,367
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University Medical Center, Rev., 5.00%, 07/01/2046	1,285	1,297
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bond, Vanderbilt University Medical Center, Series A, Rev., 5.00%, 07/01/2040	7,555	7,682

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Tennessee — continued
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Bonds, Vanderbilt University Medical, Rev., 5.00%, 07/01/2031	2,785	3,129
Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. Tenn Project, Rev., AMT, 0.58%, 08/01/2031 (z)	600	588
Metropolitan Government Nashville & Davidson County Sports Authority, Stadium Project Senior Lien, Series A, Rev., AGM, 5.25%, 07/01/2048	2,925	3,274
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue, Subordinate, Series B, Rev., 5.00%, 07/01/2035	1,500	1,612
Metropolitan Nashville Airport Authority (The),
Series B, Rev., AMT, 5.00%, 07/01/2026	70	73
Series B, Rev., AMT, 5.00%, 07/01/2027	170	180
Series B, Rev., AMT, 5.25%, 07/01/2033	270	313
Series B, Rev., AMT, 5.25%, 07/01/2047	3,500	3,752
Series B, Rev., AMT, 5.50%, 07/01/2038	1,625	1,857
State of Tennessee, GO, 5.00%, 05/01/2041	7,470	8,659
Tennergy Corp., Series A, Rev., 4.00%, 12/01/2051 (z)	6,500	6,517
Tennergy Corp., Gas Supply Bonds, Series A, Rev., 5.50%, 10/01/2053 (z)	5,000	5,337
Tennessee Energy Acquisition Corp.,
Rev., 4.00%, 11/01/2049 (z)	4,480	4,498
Rev., 5.00%, 05/01/2052 (z)	18,000	19,254
Tennessee Energy Acquisition Corp., Gas Project, Series A1, Rev., 5.00%, 05/01/2053 (z)	9,000	9,396
Tennessee Housing Development Agency, Residential Finance Program I, Rev., 3.75%, 01/01/2050	225	224
Williamson County Industrial Development Board, Wood Duck Court Apartments, Rev., HUD, 5.00%, 05/01/2042 (z)	1,460	1,526

		95,570

Texas — 10.8%
Anson Education Facilities Corp., Arlington Classics Academy, Rev., 5.00%, 08/15/2045	1,370	1,383
Arlington Higher Education Finance Corp.,
Series A, Rev., PSF-GTD, 4.00%, 08/15/2024	200	201
Series A, Rev., PSF-GTD, 4.00%, 08/15/2025	445	452
Series A, Rev., PSF-GTD, 4.00%, 08/15/2026	265	271

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	205

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Series A, Rev., PSF-GTD, 4.00%, 08/15/2030	425	449
Series A, Rev., PSF-GTD, 5.00%, 08/15/2031	555	640
Arlington Higher Education Finance Corp., Legacy Traditional Schools,
Rev., 4.13%, 02/15/2041	815	598
Rev., 6.00%, 02/15/2042 (e)	250	231
Arlington Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	775	812
Austin Community College District,
GO, 5.00%, 08/01/2048	3,500	3,892
GO, 5.25%, 08/01/2053	1,500	1,688
Austin Convention Enterprises, Inc., First Tier Convention Center, Rev., 5.00%, 01/01/2033	1,125	1,157
Austin Independent School District,
GO, 5.00%, 08/01/2026	1,000	1,062
GO, 5.00%, 08/01/2038	500	583
Series A, GO, PSF-GTD, 4.00%, 08/01/2032 (p)	1,000	1,019
Barbers Hill Independent School District, GO, PSF-GTD, 5.00%, 02/15/2035	3,000	3,529
Bastrop Independent School District, GO, PSF-GTD, 5.00%, 02/15/2040	2,000	2,280
Beaumont Independent School District,
GO, PSF-GTD, 3.00%, 02/15/2033	2,500	2,403
GO, PSF-GTD, 5.00%, 02/15/2028	1,535	1,606
Bells Independent School District, GO, PSF-GTD, 4.25%, 02/15/2053	2,310	2,347
Bexar County Hospital District, Certificate Obligation, GO, 5.00%, 02/15/2043	2,750	3,033
Bexar County Hospital District, Certificates Obligation, GO, 4.00%, 02/15/2039	1,090	1,128
Bexar County Hospital District, Certificates of Obligation,
GO, 5.00%, 02/15/2036	370	425
GO, 5.00%, 02/15/2037	230	262
Board of Regents of the University of Texas System,
Series A, Rev., 5.00%, 08/15/2030	1,000	1,162
Series E, Rev., 5.00%, 08/15/2027	1,000	1,092
Board of Regents of the University of Texas System, Financing System, Series A, Rev., 4.00%, 08/15/2036	1,000	1,001
Boerne Independent School District, GO, PSF-GTD, 3.13%, 02/01/2053 (z)	1,775	1,779
Brazoria County Toll Road Authority, Subordinated Lien, Series A, Rev., CNTY GTD, 5.00%, 03/01/2033	1,670	1,796
Brazosport Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2029	2,000	2,235
GO, PSF-GTD, 5.00%, 02/15/2030	1,925	2,147

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
Cameron County Housing Finance Corp., Sunland Country Apartments, Rev., 3.95%, 02/01/2024	715	715
Capital Area Housing Finance Corp., Redwood Apartments, Rev., 3.50%, 01/01/2041 (w) (z)	6,605	6,605
Carrollton-Farmers Branch Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	2,500	2,623
Central Texas Regional Mobility Authority,
Series B, Rev., 4.00%, 01/01/2040	800	814
Series B, Rev., 4.00%, 01/01/2051	1,250	1,229
Series B, Rev., 5.00%, 01/01/2037	1,000	1,117
Series B, Rev., 5.00%, 01/01/2046	1,500	1,609
Series C, Rev., 5.00%, 01/01/2027	2,000	2,072
Central Texas Regional Mobility Authority, Senior Lien,
Series B, Rev., 4.00%, 01/01/2039	600	612
Series B, Rev., 4.00%, 01/01/2040	500	508
Series B, Rev., 5.00%, 01/01/2024	230	230
Series B, Rev., 5.00%, 01/01/2045	3,595	3,832
Series D, Rev., 5.00%, 01/01/2033	480	550
Series E, Rev., 5.00%, 01/01/2045	2,665	2,841
Central Texas Regional Mobility Authority, Subordinated, Series F, Rev., BAN, 5.00%, 01/01/2025	4,770	4,809
Central Texas Turnpike System, Subordinate,
Series C, Rev., 5.00%, 08/15/2031	1,000	1,004
Series C, Rev., 5.00%, 08/15/2042	5,000	5,005
Chapel Hill Independent School District/Smith County, GO, PSF-GTD, 5.00%, 02/15/2039	700	803
City Austin, Certificates Obligation,
GO, 5.00%, 09/01/2032	1,750	2,030
GO, 5.00%, 09/01/2033	1,100	1,275
GO, 5.00%, 09/01/2034	1,750	2,026
City of Arlington, Tax Increment Reinvestment Zone, Tax Allocation, 4.00%, 08/15/2041	1,000	939
City of Austin Electric Utility Revenue, Series A, Rev., 5.00%, 11/15/2031	1,595	1,646
City of Austin Water & Wastewater System Revenue,
Rev., 4.00%, 11/15/2036	185	197
Rev., 4.00%, 11/15/2041	1,510	1,542
Rev., 5.00%, 11/15/2039	500	501
Rev., 5.00%, 11/15/2041	7,000	7,270
Series C, Rev., 5.00%, 11/15/2025 (p)	510	531
Series C, Rev., 5.00%, 11/15/2032	1,000	1,151
City of Austin, Airport System Revenue,
Rev., AMT, 5.00%, 11/15/2029	1,400	1,535
Rev., AMT, 5.00%, 11/15/2040	1,500	1,631
Series B, Rev., AMT, 5.00%, 11/15/2030	1,000	1,092
Series B, Rev., AMT, 5.00%, 11/15/2033	1,130	1,170
Series B, Rev., AMT, 5.00%, 11/15/2036	3,335	3,492

SEE NOTES TO FINANCIAL STATEMENTS.

206	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
City of Austin, Electric Utility Revenue,
Series A, Rev., 5.00%, 11/15/2038	1,265	1,290
Series B, Rev., 5.00%, 11/15/2037	1,505	1,670
Series B, Rev., 5.00%, 11/15/2038	1,340	1,482
City of Austin, Refunding & Public Improvement, GO, 5.00%, 09/01/2033	620	719
City of Corpus Christi, Utility System Revenue,
Rev., 5.00%, 07/15/2028	1,885	2,083
Rev., 5.00%, 07/15/2039	1,000	1,142
City of Dallas Housing Finance Corp., Estates at Ferguson, Rev., 5.00%, 07/01/2042 (z)	1,010	1,059
City of Dallas Waterworks & Sewer System Revenue,
Series A, Rev., 5.00%, 10/01/2032	1,250	1,318
Series A, Rev., 5.00%, 10/01/2047	5,000	5,619
Series C, Rev., 4.00%, 10/01/2031	2,000	2,112
City of Dallas, Fair Park Venue Project Senior, Special Tax, 6.25%, 08/15/2053 (e) (z)	3,500	3,554
City of Dallas, Hutchison Convention Center, Special Tax, 6.00%, 08/15/2053 (e) (z)	9,720	9,876
City of Dallas, Waterworks & Sewer System Revenue,
Series C, Rev., 4.00%, 10/01/2039	7,470	7,747
Series C, Rev., 4.00%, 10/01/2040	1,000	1,031
Series C, Rev., 5.00%, 10/01/2029	1,125	1,287
City of Denton, GO, 2.00%, 02/15/2032	1,345	1,195
City of Denton, Certificates Obligation,
GO, 2.00%, 02/15/2034	2,565	2,199
GO, 2.00%, 02/15/2035	2,625	2,212
City of Eagle Pass, Certificates Obligation,
GO, AGM, 4.00%, 03/01/2039	500	510
GO, AGM, 4.00%, 03/01/2041	680	693
City of Fort Worth, GO, 4.00%, 03/01/2030	1,150	1,210
City of Haslet, Improvement Area Second Project, Special Assessment, 3.25%, 09/01/2031 (e)	500	436
City of Houston Airport System Revenue, Series C, Rev., AMT, 5.00%, 07/01/2028	470	506
City of Houston Airport System Revenue, Subordinated Lien,
Series A, Rev., AMT, 4.00%, 07/01/2035	1,000	1,029
Series A, Rev., AMT, 4.00%, 07/01/2040	3,570	3,585
Series A, Rev., AMT, 5.00%, 07/01/2024	1,000	1,006
Series A, Rev., AMT, 5.00%, 07/01/2028	1,890	2,035
Series A, Rev., AGM, AMT, 5.00%, 07/01/2028	550	593
Series A, Rev., AGM, AMT, 5.00%, 07/01/2029	1,580	1,731
Series A, Rev., AMT, 5.00%, 07/01/2034	2,500	2,759
Series A, Rev., AGM, AMT, 5.00%, 07/01/2037	2,000	2,247
Series B, Rev., 5.00%, 07/01/2026	1,000	1,058
Series B, Rev., 5.00%, 07/01/2027	1,995	2,158

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
City of Houston Airport System Revenue, United Airlines, Inc. Terminal, Rev., AMT, 4.00%, 07/15/2041	4,365	3,887
City of Houston Combined Utility System Revenue, First Lien, Series A, Rev., 4.00%, 11/15/2033	1,200	1,298
City of Houston Combined Utility System Revenue, Subordinate First Lien, Rev., 5.00%, 11/15/2034	1,000	1,049
City of Houston Hotel Occupancy Tax & Special Revenue, Convention & Entertainment,
Rev., 4.00%, 09/01/2024	150	151
Rev., 4.00%, 09/01/2025	45	45
Rev., 4.00%, 09/01/2029	280	298
City of Houston, Airport System Revenue, Special Facilities, United Airlines, Inc., Rev., AMT, 5.00%, 07/15/2028	600	604
City of Houston, Combined Utility System Revenue, First Lien,
Series A, Rev., 5.00%, 11/15/2029	1,100	1,247
Series C, Rev., 5.00%, 11/15/2029	3,100	3,523
City of Justin, Timberbrook Public Improvement, Special Assessment, 3.00%, 09/01/2031 (e)	315	279
City of Kyle, 6 Creeks Public Improvement, Special Assessment, 2.63%, 09/01/2025 (e)	242	232
City of Lewisville, Waterworks & Sewer System Revenue, Rev., 5.00%, 02/15/2038	1,015	1,171
City of Lubbock Electric Light & Power System Revenue,
Rev., 5.00%, 04/15/2026	800	840
Rev., 5.00%, 04/15/2027	785	842
Rev., 5.00%, 04/15/2028	900	985
Rev., AGM, 5.00%, 04/15/2035	1,345	1,596
Rev., AGM, 5.00%, 04/15/2038	1,045	1,202
Rev., AGM, 5.00%, 04/15/2040	1,200	1,361
City of McKinney Waterworks & Sewer System Revenue, Rev., 5.00%, 03/15/2026	350	367
City of Palestine, Certificates Obligation, GO, AGM, 4.00%, 02/15/2046	5,000	4,888
City of San Antonio Electric & Gas Systems Revenue,
Rev., 4.00%, 02/01/2030	1,660	1,774
Rev., 5.00%, 02/01/2025	3,000	3,067
Rev., 5.00%, 02/01/2033	1,795	1,907
Rev., 5.00%, 02/01/2035	1,650	1,747
Series B, Rev., 5.25%, 02/01/2040	3,000	3,507
City of San Antonio Electric & Gas Systems Revenue, Junior Lien,
Rev., 4.00%, 02/01/2037	1,000	1,047

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	207

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Rev., (SIFMA Municipal Swap Index + 0.87%), 4.74%, 02/01/2048 (aa)	3,000	2,995
Series D, Rev., 1.13%, 12/01/2045 (z)	6,510	5,930
City of San Antonio, Electric & Gas Systems Revenue, Rev., 4.00%, 02/01/2027	2,000	2,074
Cleburne Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2036	1,065	1,103
Clifton Higher Education Finance Corp., Idea Public School,
Rev., PSF-GTD, 5.00%, 08/15/2026	1,840	1,939
Series A, Rev., 4.00%, 08/15/2035	415	413
Series A, Rev., 4.00%, 08/15/2047	1,300	1,146
Series T, Rev., PSF-GTD, 4.00%, 08/15/2036	700	739
Series T, Rev., PSF-GTD, 4.00%, 08/15/2047	1,175	1,176
Series T, Rev., PSF-GTD, 5.00%, 08/15/2024	65	66
Series T, Rev., PSF-GTD, 5.00%, 08/15/2025	70	72
Series T, Rev., PSF-GTD, 5.00%, 08/15/2026	55	58
Series T, Rev., PSF-GTD, 5.00%, 08/15/2027	30	32
Series T, Rev., PSF-GTD, 5.00%, 08/15/2028	40	44
Series T, Rev., PSF-GTD, 5.00%, 08/15/2030	215	246
Clifton Higher Education Finance Corp., International Leadership of Texas,
Rev., PSF-GTD, 4.00%, 08/15/2024	115	116
Rev., PSF-GTD, 4.00%, 08/15/2025	145	147
Collin County Community College District, Series A, GO, 4.00%, 08/15/2035	1,600	1,680
Conroe Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2024	750	752
County of Bexar,
GO, 4.00%, 06/15/2040	11,085	11,026
GO, 5.00%, 06/15/2043 (p)	2,000	2,104
County of Collin, GO, 5.00%, 02/15/2029	2,000	2,246
County of Dallas, Certificates of Obligation, GO, 5.00%, 08/15/2041	2,550	2,888
County of Denton, GO, 5.00%, 07/15/2027	1,000	1,087
County of El Paso, Series A, GO, 5.00%, 02/15/2027	1,430	1,498
County of Harris, Series A, GO, 5.00%, 10/01/2029	1,150	1,313
County of Harris, Subordinate, Series A, GO, 5.00%, 08/15/2026	1,750	1,859
County of Nueces, GO, 5.00%, 02/15/2029	460	511
County of Williamson,
GO, 5.00%, 02/15/2030 (p)	3,845	3,940
GO, 5.00%, 02/15/2031 (p)	4,045	4,144
GO, 5.00%, 02/15/2032 (p)	2,125	2,177

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
Cypress-Fairbanks Independent School District, School Building, Series B2, GO, PSF-GTD, 0.28%, 02/15/2040 (z)	1,350	1,324
Dallas Area Rapid Transit,
Series A, Rev., 5.00%, 12/01/2029 (p)	1,890	1,970
Series A, Rev., 5.00%, 12/01/2046 (p)	2,000	2,084
Dallas Area Rapid Transit, Senior Lien,
Rev., 5.00%, 12/01/2032	1,000	1,140
Series B, Rev., 4.00%, 12/01/2051	2,000	1,969
Dallas Fort Worth International Airport,
Series B, Rev., 5.00%, 11/01/2050	4,000	4,367
Series C, Rev., AMT, 5.00%, 11/01/2030	5,000	5,560
Dallas Fort Worth International Airport, Dallas Fort Worth International,
Rev., 5.00%, 11/01/2025	1,825	1,897
Rev., 5.00%, 11/01/2026	2,850	3,043
Dallas Independent School District, Series B, GO, PSF-GTD, 3.00%, 02/15/2034	1,370	1,346
Del Valle Independent School District,
GO, PSF-GTD, 4.00%, 06/15/2031	3,085	3,326
GO, PSF-GTD, 4.00%, 06/15/2032	3,405	3,656
GO, PSF-GTD, 4.00%, 06/15/2033	5,740	6,142
GO, PSF-GTD, 4.00%, 06/15/2034	3,280	3,499
Denton Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2027	600	653
GO, PSF-GTD, 5.00%, 08/15/2034	950	1,156
GO, PSF-GTD, 5.00%, 08/15/2053	13,130	14,529
Forney Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2040	600	679
GO, PSF-GTD, 5.00%, 08/15/2043	2,075	2,322
Series A, GO, PSF-GTD, 3.00%, 08/15/2037	3,585	3,472
Series A, GO, PSF-GTD, 3.00%, 08/15/2038	4,950	4,664
Fort Bend Grand Parkway Toll Road Authority,
Series A, Rev., CNTY GTD, 5.00%, 03/01/2026	750	786
Series A, Rev., CNTY GTD, 5.00%, 03/01/2027	285	306
Series A, Rev., CNTY GTD, 5.00%, 03/01/2029	390	437
Series A, Rev., CNTY GTD, 5.00%, 03/01/2030	1,000	1,141
Fort Bend Independent School District,
Series B, GO, PSF-GTD, 0.72%, 08/01/2051 (z)	625	590
Series B, GO, PSF-GTD, 0.88%, 08/01/2050 (z)	845	808
Series B, GO, PSF-GTD, 3.65%, 08/01/2052 (z)	4,000	3,994
Fort Worth Independent School District, GO, PSF-GTD, 5.00%, 02/15/2040	1,750	2,007

SEE NOTES TO FINANCIAL STATEMENTS.

208	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Frisco Independent School District, school Building, Series A, GO, PSF-GTD, 4.00%, 08/15/2032	2,140	2,184
Galveston Public Facility Corp., The Oleanders at Broadway, Rev., HUD, 0.47%, 08/01/2025 (z)	560	546
Garland Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2037	500	595
Series A, GO, PSF-GTD, 5.00%, 02/15/2037	3,500	4,162
Georgetown Independent School District, GO, PSF-GTD, 2.00%, 08/15/2034	6,155	5,326
Goose Creek Consolidated Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	900	943
Grand Parkway Transportation Corp., Grand Parkway System, Rev., 4.00%, 10/01/2045	10,125	10,126
Greater Texoma Utility Authority, City of Sherman Project,
Rev., BAM, 5.00%, 10/01/2037 (w)	3,060	3,567
Rev., BAM, 5.00%, 10/01/2038 (w)	1,450	1,674
Rev., BAM, 5.00%, 10/01/2049 (w)	10,000	10,933
Series A, Rev., BAM, 4.00%, 10/01/2043	1,940	1,947
Gregory-Portland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2025	1,000	1,024
Hale Center Education Facilities Corp., Wayland Baptist University Project, Rev., 5.00%, 03/01/2034	1,265	1,365
Harlandale Independent School District, GO, PSF-GTD, 0.75%, 08/15/2045 (z)	465	448
Harlandale Independent School District, Variable Maintenance Tax Notes, GO, BAM, 2.00%, 08/15/2040 (z)	350	347
Harris County Cultural Education Facilities Finance Corp., Medical Facilities Mortgage Revenue, Rev., (United States SOFR * 0.70 + 0.73%), 4.45%, 11/15/2046 (aa)	1,130	1,130
Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital,
Rev., 4.00%, 10/01/2041	4,205	4,190
Rev., 5.00%, 10/01/2051 (z)	3,000	3,464
Harris County Cultural Education Facilities Finance Corp., Texas Children’s Hospital,
Rev., BAM, 4.00%, 10/01/2037	1,790	1,825
Rev., 4.00%, 10/01/2038	1,000	1,006
Rev., BAM, 4.00%, 10/01/2038	1,000	1,015
Harris County Cultural Education Facilities Finance Corp., Texas Medical Center, Series A, Rev., 0.90%, 05/15/2050 (z)	6,315	6,060
Harris County Flood Control District, Series A, GO, 5.00%, 10/01/2029	1,700	1,939

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
Harris County Flood Control District, Sustainability Bond,
Series A, GO, 4.00%, 09/15/2041	2,500	2,586
Series A, GO, 4.00%, 09/15/2048	9,000	8,978
Harris County Industrial Development Corp., Energy Transfer, Rev., 4.05%, 11/01/2050 (z)	2,000	2,044
Harris County, Toll Road Authority, First Lien, Rev., 5.00%, 08/15/2030	1,200	1,387
Harris County, Toll Road Authority, Senior Lien, Series A, Rev., 5.00%, 08/15/2024	100	101
Hays Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2025	480	491
GO, PSF-GTD, 5.00%, 02/15/2038	1,000	1,145
GO, PSF-GTD, 5.00%, 02/15/2040	1,305	1,478
Hidalgo County Regional Mobility Authority, Senior Lien,
Series A, Rev., 5.00%, 12/01/2032	1,000	1,061
Series A, Rev., 5.00%, 12/01/2033	575	608
Series A, Rev., 5.00%, 12/01/2034	750	787
Housing Options, Inc., The Oaks Project, Rev., 0.50%, 08/01/2041 (z)	240	228
Houston Higher Education Finance Corp., Houston Baptist University, Rev., 4.00%, 10/01/2051	1,100	880
Houston Higher Education Finance Corp., Kipp Inc, Rev., PSF-GTD, 4.00%, 08/15/2040	2,500	2,509
Houston Housing Finance Corp., Summerdale Apartments, Rev., 5.00%, 08/01/2041 (z)	315	325
Houston Independent School District, Series C, GO, PSF-GTD, 4.00%, 06/01/2039 (z)	4,350	4,406
Hutto Independent School District, GO, PSF-GTD, 5.00%, 08/01/2048	2,400	2,661
Irving Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2028	500	550
GO, PSF-GTD, 5.00%, 02/15/2035	2,300	2,739
GO, PSF-GTD, 5.00%, 02/15/2038	4,375	5,049
GO, PSF-GTD, 5.00%, 02/15/2041	250	284
Jarrell Independent School District, GO, PSF-GTD, 5.00%, 02/15/2037	725	834
Katy Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2036	1,340	1,540
Series B, GO, PSF-GTD, 5.00%, 02/15/2036	2,475	2,576
Kilgore Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	450	471
Klein Independent School District, GO, PSF-GTD, 4.00%, 08/01/2046	4,000	4,073
Lake Houston Redevelopment Authority, Rev., 4.00%, 09/01/2035	250	246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	209

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Lake Travis Independent School District, School Building, Series A, GO, PSF-GTD, 5.00%, 02/15/2043 (p)	1,090	1,170
Lamar Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 02/15/2029	150	168
Series A, GO, PSF-GTD, 5.00%, 02/15/2058	4,335	4,759
Leander Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	1,430	1,500
Leander Independent School District, School Building, Series C, GO, PSF-GTD, Zero Coupon, 08/15/2049 (p)	3,930	973
Lewisville Independent School District, GO, PSF-GTD, 5.00%, 08/15/2024	4,000	4,053
Llano Independent School District, GO, PSF-GTD, 5.00%, 02/15/2032	1,350	1,403
Love Field Airport Modernization Corp., Southwest Airlines Co Project, Rev., AMT, 5.00%, 11/01/2028	1,710	1,710
Lower Colorado River Authority,
Rev., AGM, 4.00%, 05/15/2033	500	504
Rev., AGM, 5.00%, 05/15/2031	4,795	5,586
Rev., AGM, 5.00%, 05/15/2032	5,000	5,812
Series A, Rev., 5.00%, 05/15/2027	420	453
Series B, Rev., 5.00%, 05/15/2039 (z)	3,000	3,199
Lower Colorado River Authority, LCRA Transmission Services,
Rev., 5.00%, 05/15/2027	700	755
Rev., 5.00%, 05/15/2030	1,000	1,142
Lower Colorado, River Authority, Transmission Services Contract, Rev., 5.00%, 05/15/2029	100	112
Mansfield Independent School District, GO, PSF-GTD, 3.00%, 08/01/2036	1,000	975
Matagorda County Navigation District No. 1, Central Power & Light, Rev., AMT, 4.25%, 05/01/2030	825	826
Matagorda County Navigation District No. 1, Central Power & Light Co., Rev., 2.60%, 11/01/2029	3,500	3,211
Medina Valley Independent School District,
GO, PSF-GTD, 0.82%, 02/15/2051 (z)	445	417
GO, PSF-GTD, 5.00%, 02/15/2040	3,000	3,415
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Contractual Obligation, Series B, Rev., 5.00%, 11/01/2025	435	453
Mission Economic Development Corp., Waste Management, Rev., AMT, 4.50%, 05/01/2046 (z)	4,385	4,386
New Caney Independent School District, GO, PSF-GTD, 5.00%, 02/15/2037	625	737

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A, Rev., 5.00%, 08/15/2047	1,000	1,033
New Hope Cultural Education Facilities Finance Corp., NCCD College Station Project, Series A, Rev., 5.00%, 07/01/2035	1,500	1,361
New Hope Cultural Education Facilities Finance Corp., Westminster Project, Rev., 4.00%, 11/01/2049	100	85
Newark Higher Education Finance Corp., Austin Achieve Public Schools, Rev., PSF-GTD, 5.00%, 06/15/2038	1,365	1,556
North Central Texas Housing Finance Corp., Bluebonnet Ridge Apartment, Rev., 0.38%, 08/01/2040 (z)	505	493
North Fort Bend Water Authority, Rev., BAM, 5.00%, 12/15/2026	1,520	1,622
North Texas Municipal Water District Water System Revenue, Rev., 3.00%, 09/01/2041	575	492
North Texas Tollway Authority,
Series A, Rev., 5.00%, 01/01/2029	1,800	1,882
Series B, Rev., 5.00%, 01/01/2027	1,150	1,173
North Texas Tollway Authority, Capital Appreciation, First Tier, Rev., AGC, Zero Coupon, 01/01/2030	1,500	1,249
North Texas Tollway Authority, First Tier Bonds,
Series A, Rev., 4.00%, 01/01/2035	2,000	2,092
Series A, Rev., 5.00%, 01/01/2037	1,500	1,714
Series A, Rev., 5.00%, 01/01/2040	4,000	4,505
North Texas Tollway Authority, Second Tier,
Rev., 4.25%, 01/01/2049	4,000	4,011
Rev., 5.00%, 01/01/2048	2,335	2,441
Series B, Rev., 4.00%, 01/01/2035	2,100	2,210
Series B, Rev., 4.00%, 01/01/2036	1,000	1,044
Series B, Rev., 4.00%, 01/01/2037	1,000	1,036
Series B, Rev., 5.00%, 01/01/2027	215	223
Series B, Rev., 5.00%, 01/01/2033	1,000	1,064
North Texas Tollway Authority, Unrefunded First Tier, Series A, Rev., 5.00%, 01/01/2025	45	45
Northside Independent School District, GO, PSF-GTD, 0.70%, 06/01/2050 (z)	13,550	13,112
Northwest Independent School District, GO, PSF-GTD, 5.00%, 02/15/2040	1,000	1,131
Northwest Independent School District, School Building, GO, PSF-GTD, 5.00%, 02/15/2042 (p)	4,515	4,733
Odessa Housing Finance Corp., Cove in Odessa Apartments, Rev., 4.20%, 03/01/2024 (z)	5,500	5,501
Odessa Junior College District, Consolidated Fund, Rev., AGM, 4.00%, 07/01/2026	1,015	1,045

SEE NOTES TO FINANCIAL STATEMENTS.

210	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Pasadena Independent School District, GO, PSF-GTD, 5.00%, 02/15/2047	2,000	2,221
Pearland Independent School District, GO, PSF-GTD, 5.00%, 02/15/2026	1,075	1,127
Pecos Barstow Toyah Independent School District, GO, PSF-GTD, 5.00%, 02/15/2027	300	322
Permanent University Fund—Texas A&M University System, Board Of Regents, Rev., 5.00%, 07/01/2039	1,500	1,707
Permanent University Fund—University of Texas System, Permanent University Fund Bonds, Rev., 5.00%, 07/01/2033	1,090	1,121
Plano Independent School District, GO, 5.00%, 02/15/2027	650	701
Port Authority of Houston of Harris County Texas,
Rev., 5.00%, 10/01/2026	850	906
Rev., 5.00%, 10/01/2028	1,250	1,392
Rev., 5.00%, 10/01/2029	1,250	1,420
Port Authority of Houston of Harris County Texas, First Lien,
Rev., 5.00%, 10/01/2025	950	987
Rev., 5.00%, 10/01/2048	8,500	9,415
Port Beaumont Navigation District, Jefferson Gulf Coast Energy,
Rev., AMT, 2.00%, 01/01/2027 (e)	550	498
Rev., AMT, 2.25%, 01/01/2029 (e)	800	685
Rev., AMT, 2.88%, 01/01/2041 (e)	120	79
Port of Beaumont Industrial Development Authority, Taxable Jefferson Gulf Coast Energy, Rev., 4.10%, 01/01/2028 (e)	3,000	2,494
Port of Corpus Christi Authority of Nueces County, Flint Hills Resources, Series A, Rev., VRDO, AMT, 4.65%, 01/02/2024 (e) (z)	16,200	16,200
Port of Port Arthur Navigation District, Motiva Enterprises, Rev., VRDO, 4.88%, 01/05/2024 (z)	13,600	13,600
Prosper Independent School District, Series A, GO, PSF-GTD, 5.00%, 02/15/2030	25	29
Rockwall Independent School District, GO, PSF-GTD, 5.00%, 02/15/2027	1,335	1,433
Royse City Independent School District, GO, PSF-GTD, 5.00%, 02/15/2039	1,000	1,155
San Antonio Education Facilities Corp., University of The Incarnate Word,
Rev., 4.00%, 04/01/2038	2,065	1,966
Rev., 4.00%, 04/01/2041	1,000	920
San Antonio Housing Trust Finance Corp., The Arbors at West Avenue, Rev., HUD, 1.45%, 03/01/2026 (z)	805	777
San Antonio Water System,
Series 2013F, Rev., 1.00%, 05/01/2043 (z)	6,000	5,462

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
Series C, Rev., 5.00%, 05/15/2046	6,670	7,231
San Antonio Water System, Junior Lien, Series A, Rev., 5.00%, 05/15/2043	3,500	3,732
San Marcos Consolidated Independent School District,
GO, PSF-GTD, 5.00%, 08/15/2027	1,830	1,987
GO, PSF-GTD, 5.00%, 08/15/2040	2,000	2,291
Socorro Independent School District, GO, PSF-GTD, 4.00%, 08/15/2040	2,575	2,596
Southwest Independent School District, GO, PSF-GTD, 5.00%, 02/01/2027	410	440
State of Texas, Series B, GO, 4.00%, 08/01/2030	60	61
State of Texas, Mobility Fund, Series B, GO, 5.00%, 10/01/2032	14,655	15,154
State of Texas, Public Finance Authority, GO, 5.00%, 10/01/2026	1,000	1,064
State of Texas, Water Financial Assistance,
GO, 5.00%, 08/01/2024	125	127
Series B, GO, 5.00%, 08/01/2037	1,000	1,023
Strategic Housing Finance Corp. of Travis County, ECG Yager LP, Rev., 0.46%, 09/01/2041 (z)	2,500	2,385
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health,
Rev., 4.00%, 11/15/2042	15,000	14,872
Series A, Rev., 5.00%, 11/15/2045	4,195	4,291
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott & White Health Project, Rev., 5.50%, 11/15/2047	12,415	13,798
Tarrant County Cultural Education Facilities Finance Corp., Baylor Scott and White Health,
Rev., 5.00%, 11/15/2052 (z)	4,455	4,879
Tarrant County Cultural Education Facilities Finance Corp., Christus Health, Series B, Rev., 5.00%, 07/01/2035	1,110	1,204
Tarrant County Cultural Education Facilities Finance Corp., Hendrick Medical Center, Taxable,
Rev., AGM, 1.36%, 09/01/2024	800	780
Rev., AGM, 1.39%, 09/01/2025	600	565
Tarrant County Cultural Education Facilities Finance Corp., Methodist Hospitals of Dallas,
Rev., 5.00%, 10/01/2030	1,000	1,149
Rev., 5.00%, 10/01/2037	1,000	1,128
Texas Department of Housing & Community Affairs,
Series A, Rev., GNMA COLL, 4.00%, 03/01/2050	360	360
Series B, Rev., GNMA COLL, 6.00%, 03/01/2053	585	644

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	211

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Series C, Rev., GNMA COLL, 6.00%, 03/01/2054	1,825	2,025
Texas Department of Housing & Community Affairs, Aspen Park, Rev., 5.00%, 03/01/2041 (z)	1,225	1,246
Texas Department of Housing & Community Affairs, Palladium Simpson Stuart Apartments, Rev., 0.35%, 01/01/2025 (z)	1,290	1,290
Texas Department of Housing & Community Affairs, Social Bond, Series A, Rev., GNMA, 3.50%, 07/01/2052	1,110	1,091
Texas Department of Housing & Community Affairs, Social Bonds, Series A, Rev., GNMA, 3.00%, 01/01/2052	2,025	1,962
Texas Department of Housing & Community Affairs, Sustainable Bond, Series B, Rev., GNMA COLL, 5.75%, 01/01/2053	1,000	1,076
Texas Municipal Gas Acquisition & Supply Corp. III,
Rev., 5.00%, 12/15/2025	1,305	1,333
Rev., 5.00%, 12/15/2030	3,300	3,522
Rev., 5.00%, 12/15/2031	2,000	2,150
Texas Municipal Gas Acquisition & Supply Corp. IV,
Series A, Rev., 5.50%, 01/01/2054 (z)	10,560	11,386
Series B, Rev., 5.50%, 01/01/2054 (z)	8,655	9,619
Texas Municipal Gas Acquisition and Supply Corp. I, Series D, Rev., 6.25%, 12/15/2026	3,765	3,940
Texas Municipal Power Agency, Rev., AGM, 3.00%, 09/01/2038	500	447
Texas Private Activity Bond Surface Transportation Corp., Rev., AMT, 5.00%, 06/30/2058	20,555	20,771
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group,
Rev., 4.00%, 12/31/2030	3,970	4,121
Rev., 4.00%, 06/30/2033	1,000	1,033
Texas Private Activity Bond Surface Transportation Corp., Senior Lien Blueridge Transport,
Rev., AMT, 5.00%, 12/31/2045	3,000	3,018
Rev., AMT, 5.00%, 12/31/2050	2,000	2,007
Texas Private Activity Bond Surface Transportation Corp., Senior Lien Bond,
Rev., AMT, 5.38%, 06/30/2037	1,750	1,878
Rev., AMT, 5.38%, 06/30/2038	3,955	4,240
Rev., AMT, 5.50%, 06/30/2041	1,425	1,531
Rev., AMT, 5.50%, 06/30/2043	2,750	2,949
Texas State Affordable Housing Corp., Juniper Creek Apartments, Rev., 3.75%, 07/01/2044 (z)	485	487

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Texas — continued
Texas State Affordable Housing Corp., Norman Commons, Rev., 3.63%, 01/01/2045 (z)	565	568
Texas Transportation Commission, Transportation Commission Mobility, GO, 0.65%, 10/01/2041 (z)	4,500	4,184
Texas Water Development Board,
Rev., 5.00%, 08/01/2025	1,300	1,347
Rev., 5.00%, 08/01/2026	2,250	2,390
Series A, Rev., 5.00%, 10/15/2028	115	129
Texas Water Development Board, Master Trust, Rev., 4.00%, 10/15/2033	1,000	1,082
Texas Water Development Board, Revolving Fund,
Rev., 4.00%, 08/01/2038	500	521
Rev., 5.00%, 08/01/2024	250	253
Rev., 5.00%, 08/01/2028	625	696
Series A, Rev., 5.00%, 10/15/2028	100	111
Texas Water Development Board, State Revolving Fund,
Rev., 4.00%, 08/01/2037	2,015	2,119
Rev., 5.00%, 08/01/2027	2,835	3,085
Texas Water Development Board, State Water Implementation Fund,
Rev., 3.00%, 10/15/2033	2,000	1,992
Series A, Rev., 4.00%, 10/15/2033	1,900	1,969
Series A, Rev., 5.00%, 04/15/2026	100	106
Series A, Rev., 5.00%, 10/15/2030	500	519
Series A, Rev., 5.00%, 10/15/2047	2,480	2,594
Series B, Rev., 5.00%, 04/15/2049	11,535	12,255
Texas Water Development Board, State Water Implementation Revenue, Rev., 5.25%, 10/15/2046	2,000	2,091
Tomball Independent School District, School Building, Series B2, GO, PSF-GTD, 0.26%, 02/15/2039 (z)	3,055	2,996
Travis County Housing Finance Corp., Airport Gateway Apartments, Rev., 4.13%, 06/01/2045 (z)	190	192
Trinity River Authority Central Regional Wastewater System Revenue, Rev., 5.00%, 08/01/2029	1,500	1,701
University of Houston,
Series A, Rev., 5.00%, 02/15/2034	2,000	2,356
Series A, Rev., 5.00%, 02/15/2041	2,000	2,248
University of Texas, Series C, Rev., 5.00%, 08/15/2028	100	112
Uptown Development Authority,
Tax Allocation, 4.00%, 09/01/2033	400	401
Tax Allocation, 4.00%, 09/01/2035	995	983
Waco Educational Finance Corp., Baylor University Issue,
Rev., 5.00%, 03/01/2035	1,500	1,713
Series A, Rev., 4.00%, 03/01/2036	750	778

SEE NOTES TO FINANCIAL STATEMENTS.

212	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Texas — continued
Waller Consolidated Independent School District,
GO, BAM, 5.00%, 02/15/2040	2,800	3,173
GO, BAM, 5.00%, 02/15/2042	6,550	7,344
Waxahachie Independent School District,
GO, PSF-GTD, 4.25%, 02/15/2053	1,670	1,701
GO, PSF-GTD, 5.00%, 02/15/2028	1,250	1,369
GO, PSF-GTD, 5.00%, 02/15/2029	1,370	1,534
GO, PSF-GTD, 5.00%, 02/15/2035	1,135	1,360

		870,019

Utah — 0.5%
Canyons School District, Series B, GO, SCH BD GTY, 5.00%, 06/15/2027	1,000	1,086
City of Salt Lake City Airport Revenue,
Series A, Rev., AMT, 5.00%, 07/01/2028	1,875	2,019
Series A, Rev., AMT, 5.00%, 07/01/2037	5,000	5,487
Series A, Rev., AMT, 5.00%, 07/01/2047	2,560	2,609
Series A, Rev., AMT, 5.25%, 07/01/2040	2,400	2,672
Series A, Rev., AMT, 5.25%, 07/01/2041	1,000	1,107
Series A, Rev., AMT, 5.25%, 07/01/2042	2,750	3,030
Series A, Rev., AMT, 5.25%, 07/01/2048	2,750	2,964
County of Utah, IHC Health Services, Inc., Series B, Rev., 5.00%, 05/15/2060 (z)	625	654
Downtown East Streetcar Sewer Public Infrastructure District, Senior Lien, Series A, GO, 6.00%, 03/01/2053 (e)	1,415	1,421
Intermountain Power Agency, Series A, Rev., 5.00%, 07/01/2030	500	579
Provo School District, GO, SCH BD GTY, 5.00%, 06/15/2028	2,000	2,220
Red Bridge Public Infrastructure District No. 1, Senior Infrastructure District, Series 1A, GO, 3.63%, 02/01/2035 (e)	600	500
State of Utah,
GO, 3.00%, 07/01/2034	2,000	1,966
GO, 5.00%, 07/01/2024	100	101
GO, 5.00%, 07/01/2030	1,000	1,129
Series B, GO, 5.00%, 07/01/2029	100	113
University of Utah (The), Series A, Rev., 5.00%, 08/01/2039	1,505	1,594
University of Utah, Board of Regents, Series A, Rev., 4.00%, 08/01/2040	1,750	1,804
Utah Housing Corp., Series A, Rev., GNMA/FNMA/FHLMC, 6.50%, 01/01/2054 (w)	1,445	1,613
Utah Housing Corp., Drawdown New City, Rev., HUD, 3.50%, 08/01/2025 (z)	900	898
Utah Telecommunication Open Infrastructure Agency,
Rev., 5.00%, 06/01/2025	115	118
Rev., 5.00%, 06/01/2027	130	139
Rev., 5.00%, 06/01/2031	210	241
Rev., 5.25%, 06/01/2035	700	827
Rev., 5.25%, 06/01/2037	2,250	2,627

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Utah — continued
Utah Transit Authority, Series A, Rev., 4.00%, 06/15/2036 (p)	1,500	1,527
Vineyard Redevelopment Agency, Tax Allocation, AGM, 5.00%, 05/01/2024	190	191

		41,236

Vermont — 0.0% (g)
Vermont Housing Finance Agency, Series A, Rev., GNMA/FNMA/FHLMC, 4.00%, 11/01/2049	250	250
Vermont Municipal Bond Bank, Vermont State Colleges System, Series A, Rev., 4.00%, 10/01/2034	250	265
Vermont Student Assistance Corp., Series A, Rev., AMT, 2.38%, 06/15/2039	475	433

		948

Virginia — 1.8%
Albemarle County Economic Development Authority, Westminster Canterbury of the Blue Ridge, Rev., 4.00%, 06/01/2035	1,365	1,345
Chesapeake Bay Bridge & Tunnel District, First Tier General Resolution, Rev., 5.00%, 07/01/2051	4,000	4,038
Commonwealth of Virginia, Series B, GO, 5.00%, 06/01/2027	2,000	2,123
County of Fairfax, Public Improvement, Series A, GO, 5.00%, 10/01/2031 (p)	945	995
County of Henrico Water & Sewer Revenue, Rev., 5.00%, 05/01/2046 (p)	1,000	1,055
Fairfax County Industrial Development Authority, Inova Health System Project, Rev., 5.00%, 05/15/2029	2,000	2,260
Fairfax County Redevelopment & Housing Authority, Arrowbrook Apartments Project, Rev., 0.41%, 01/01/2041 (w) (z)	225	225
Fairfax County Redevelopment & Housing Authority, Dominion Square North Project, Rev., 5.00%, 01/01/2045 (z)	2,250	2,380
Fairfax County Redevelopment & Housing Authority, One University Senior Apartments, Rev., 1.25%, 12/01/2025 (z)	4,680	4,570
FHLMC Multifamily VRD Certificates, Series A, Rev., 2.25%, 12/15/2037	965	765
Gloucester County Economic Development Authority, Waste Management Services, Rev., AMT, 3.95%, 09/01/2038 (z)	1,970	1,969
Hampton Roads Transportation Accountability Commission, Series A, Rev., BAN, 5.00%, 07/01/2027	6,310	6,817
Hampton Roads Transportation Accountability Commission, Senior Lien,
Series A, Rev., 5.00%, 07/01/2031	1,500	1,736

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	213

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Virginia — continued
Series A, Rev., 5.00%, 07/01/2038 (p)	1,000	1,101
Series A, Rev., 5.00%, 07/01/2039	2,100	2,351
Henrico County Economic Development Authority, Westminster Canterbury Richmond, Rev., 5.00%, 10/01/2042	100	105
Isle of Wight County Economic Development Authority, Riverside Health System,
Rev., AGM, 5.00%, 07/01/2036	750	847
Rev., AGM, 5.00%, 07/01/2037	500	558
Rev., AGM, 5.25%, 07/01/2043	1,620	1,810
Rev., AGM, 5.25%, 07/01/2053	5,000	5,463
James City County Economic Development Authority, Williamsburg Landing, Series A, Rev., 4.00%, 12/01/2035	150	136
Louisa Industrial Development Authority, Virginia Electric and Power Co. Project, Series B, Rev., 0.75%, 11/01/2035 (z)	2,125	1,978
Lynchburg Economic Development Authority, Centra Health Obligation Group,
Rev., 3.00%, 01/01/2051	4,750	3,537
Rev., 5.00%, 01/01/2029	700	757
Norfolk Airport Authority, Rev., 5.00%, 07/01/2038	1,175	1,270
Norfolk Redevelopment & Housing Authority, Braywood Manor Apartments Project, Rev., HUD, 5.00%, 05/01/2043 (z)	350	361
Norfolk Redevelopment & Housing Authority, Fort Norfolk Retirement Community Harbor, Rev., 4.38%, 01/01/2039	1,400	1,140
Southampton County Industrial Development Authority, PRTI-Virginia One LLC, Rev., AMT, 4.88%, 11/01/2053 (z)	4,940	4,952
Upper Occoquan Sewage Authority,
Rev., 4.00%, 07/01/2033 (p)	2,630	2,681
Rev., 5.00%, 07/01/2027 (p)	2,485	2,570
Virginia Beach Development Authority, Temps 50Sm Westminster Canterbury, Rev., 5.38%, 09/01/2029	2,000	2,051
Virginia Beach Development Authority, Westminster Canterbury, Rev., 5.00%, 09/01/2044	2,215	2,016
Virginia Beach Development Authority, Westminster Canterbury on Chesapeake Bay, Rev., 6.50%, 09/01/2043	3,300	3,514
Virginia College Building Authority, Series A, Rev., 4.00%, 02/01/2034	3,500	3,704
Virginia College Building Authority, 21st Century College & Equipment, Rev., 5.00%, 02/01/2028	1,000	1,105
Virginia College Building Authority, 21st Century College and Equipment,
Rev., 4.00%, 02/01/2040	1,815	1,870
Rev., 5.00%, 02/01/2029	1,000	1,130

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Virginia — continued
Virginia College Building Authority, 21st Century College and Equipment, Rev., 5.00%, 02/01/2033	3,750	4,307
Virginia College Building Authority, Marymount University Project, Series A, Rev., 5.00%, 07/01/2045 (e)	1,000	923
Virginia Housing Development Authority, Series G, Rev., 5.05%, 11/01/2047	1,750	1,884
Virginia Port Authority, Series B, Rev., AMT, 5.00%, 07/01/2045	5,000	5,090
Virginia Port Authority Commonwealth Port Fund, Rev., AMT, 5.00%, 07/01/2039 (p)	1,955	2,012
Virginia Public Building Authority, Bidding Group 1, Series A, Rev., 5.00%, 08/01/2033	1,000	1,203
Virginia Resources Authority, Virginia Pooled Financing, Rev., 5.00%, 11/01/2028	1,510	1,689
Virginia Resources Authority, Virginia Pooled Financing Program, Rev., 5.00%, 11/01/2028	1,000	1,123
Virginia Small Business Financing Authority, National Senior Campuses,
Series A, Rev., 5.00%, 01/01/2025	700	707
Series A, Rev., 5.00%, 01/01/2032	1,500	1,602
Virginia Small Business Financing Authority, Senior Lien 95 Express,
Rev., AMT, 5.00%, 07/01/2032	400	439
Rev., AMT, 5.00%, 07/01/2033	2,320	2,545
Rev., AMT, 5.00%, 01/01/2036	200	217
Rev., AMT, 5.00%, 07/01/2037	1,000	1,073
Virginia Small Business Financing Authority, Senior Lien, 495 Hot,
Rev., AMT, 5.00%, 06/30/2040	3,735	4,030
Rev., AMT, 5.00%, 06/30/2041	3,470	3,736
Rev., AMT, 5.00%, 12/31/2047	1,000	1,052
Virginia Small Business Financing Authority, Senior Lien, Elizabeth River,
Rev., AMT, 3.00%, 01/01/2041	8,740	7,169
Rev., AMT, 4.00%, 01/01/2030	3,125	3,178
Rev., AMT, 4.00%, 01/01/2033	1,500	1,528
Rev., AMT, 4.00%, 01/01/2034	2,250	2,289
Virginia Small Business Financing Authority, Transform 66 P3 Project,
Rev., AMT, 5.00%, 12/31/2047	1,800	1,809
Rev., AMT, 5.00%, 12/31/2052	8,425	8,452
Rev., AMT, 5.00%, 12/31/2056	3,000	3,005
Williamsburg Economic Development Authority, Williamsburg Properties LLC,
Rev., AGM, 4.00%, 07/01/2048	1,245	1,244
Rev., AGM, 5.25%, 07/01/2053	2,600	2,891
Wise County Industrial Development Authority, Electric and Power Company Project, Series A, Rev., 0.75%, 10/01/2040 (z)	4,500	4,189

		146,671

SEE NOTES TO FINANCIAL STATEMENTS.

214	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Washington — 3.1%
Central Puget Sound Regional Transit Authority, Sustainable Bond, Series S1, Rev., 5.00%, 11/01/2035 (p)	1,085	1,129
Chelan County Public Utility District No. 1, Series C, Rev., AMT, 5.00%, 07/01/2026	1,285	1,349
City of Seattle Municipal Light & Power Revenue,
Rev., 4.00%, 09/01/2040	1,000	1,003
Series B, Rev., (SIFMA Municipal Swap Index + 0.25%), 4.12%, 05/01/2045 (aa)	2,000	1,945
City of Seattle Municipal Light & Power Revenue, Green Bond, Series A, Rev., 4.00%, 07/01/2040	1,300	1,335
City of Seattle, Drainage & Wastewater Revenue, Rev., 4.00%, 05/01/2044	945	946
City of Tacoma, Electric System Revenue, Series A, Rev., 4.00%, 01/01/2042	5,460	5,460
Clark County Public Utility District No. 1, Rev., 4.00%, 01/01/2034	665	714
County of Grant, GO, 5.25%, 12/01/2047	1,000	1,116
County of King,
GO, 5.00%, 12/01/2042	5,155	5,959
Series A, GO, 5.00%, 12/01/2034	1,335	1,557
County of King, Sewer Revenue, Rev., AGM, 5.00%, 01/01/2047 (p)	5,000	5,049
Energy Northwest Washington, Project 3 Electric Revenue, Series C, Rev., 5.00%, 07/01/2027	100	109
Energy Northwest, Columbia Generating Station, Rev., 4.00%, 07/01/2042	1,625	1,662
Energy Northwest, Project 1, Series A, Rev., 5.00%, 07/01/2028	4,550	4,697
Grant County Public Utility District No. 2 Priest Rapids Hydroelectric Project,
Rev., 5.00%, 01/01/2040	1,250	1,423
Series A, Rev., 5.00%, 01/01/2043 (p)	1,555	1,627
Grant County, Public Utility District No. 2, Electric Revenue,
Series 2017-O, Rev., 5.00%, 01/01/2047	4,950	5,220
Series R, Rev., 2.00%, 01/01/2044 (z)	1,500	1,473
HopeSource III Portfolio Projects, Rev., 1.25%, 01/01/2025 (z)	2,765	2,765
Jefferson County Public Hospital District No. 2, Jefferson Healthcare, Series A, Rev., 6.63%, 12/01/2043	7,500	7,829
King & Snohomish Counties School District No. 417 Northshore, GO, SCH BD GTY, 4.00%, 12/01/2032	1,000	1,004
King County Housing Authority, Rev., 5.00%, 11/01/2029	1,325	1,454
King County Public Hospital District No. 4, GO, 5.00%, 12/01/2038	1,000	1,006

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued
King County School District No. 401 Highline, GO, SCH BD GTY, 5.00%, 12/01/2041	5,030	5,768
King County School District No. 405 Bellevue,
GO, SCH BD GTY, 3.00%, 12/01/2037	5,385	5,108
GO, SCH BD GTY, 3.00%, 12/01/2038	1,925	1,811
Pierce County School District No. 10 Tacoma, Social Bonds, Series B, GO, SCH BD GTY, 4.00%, 12/01/2042	10,000	10,200
Port of Seattle,
Series A, Rev., AMT, 5.00%, 05/01/2036	2,000	2,089
Series B, Rev., AMT, 5.00%, 05/01/2028	4,000	4,292
Port of Seattle Industrial Development Corp., Special Facilities Delta Airline, Rev., AMT, 5.00%, 04/01/2030	2,000	2,000
Port of Seattle, Intermediate Lien,
Rev., AMT, 5.00%, 08/01/2026	1,000	1,043
Rev., 5.00%, 02/01/2028	900	938
Rev., AMT, 5.00%, 04/01/2028	2,250	2,411
Rev., AMT, 5.00%, 08/01/2028	1,000	1,077
Rev., AMT, 5.00%, 04/01/2030	4,000	4,355
Rev., AMT, 5.00%, 04/01/2032	2,110	2,292
Rev., AMT, 5.00%, 04/01/2044	2,000	2,094
Rev., AMT, 5.00%, 08/01/2046	3,500	3,706
Rev., AMT, 5.00%, 08/01/2047	1,250	1,329
Rev., AMT, 5.50%, 08/01/2047	1,000	1,099
Series C, Rev., AMT, 5.00%, 05/01/2026	1,000	1,038
Series C, Rev., AMT, 5.00%, 05/01/2034	3,455	3,625
Series C, Rev., AMT, 5.00%, 08/01/2034	5,000	5,540
Seattle Housing Authority, Lam Bow Apartments Project, Rev., 1.25%, 06/01/2024	120	119
Seattle Housing Authority, Northgate Plaza Project, Rev., 1.00%, 06/01/2026	2,045	1,915
Skagit County Public Hospital District No. 1, Improvement Skagit Regional Health, Rev., 5.00%, 12/01/2031	2,145	2,185
Snohomish County School District No. 201 Snohomish, GO, SCH BD GTY, 5.00%, 12/01/2028	1,500	1,682
Spokane County School District No. 81 Spokane, Series C, GO, SCH BD GTY, 5.00%, 12/01/2034	2,000	2,177
State of Washington,
Series 2020A, GO, 5.00%, 08/01/2038	1,500	1,656
Series 2021A, GO, 5.00%, 06/01/2034	1,000	1,149
Series A1, GO, 5.00%, 08/01/2040	13,645	13,919
Series A3, GO, 5.00%, 08/01/2044	1,000	1,123
Series A, GO, 5.00%, 08/01/2036	1,475	1,684
Series A, GO, 5.00%, 08/01/2040	3,890	4,336
Series B, GO, 5.00%, 07/01/2025	75	77
Series B, GO, 5.00%, 07/01/2027	1,000	1,046
Series B, GO, 5.00%, 06/01/2035	4,760	5,454
Series B, GO, 5.00%, 02/01/2044	3,000	3,399
Series B, GO, 5.00%, 06/01/2045	2,900	3,276

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	215

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Washington — continued
Series D, GO, 4.00%, 07/01/2033	2,000	2,185
Series R, GO, 5.00%, 02/01/2031	1,000	1,173
Series R, GO, 5.00%, 08/01/2031	750	887
Series RC, GO, 5.00%, 08/01/2029	100	108
Series R-2015E, GO, 5.00%, 07/01/2025	1,000	1,023
Series R-2017A, GO, 5.00%, 08/01/2027	1,000	1,059
Series R-2017A, GO, 5.00%, 08/01/2034	1,840	1,939
Series R-2022B, GO, 4.00%, 02/01/2035	500	543
Series R-2022D, GO, 4.00%, 07/01/2028	3,140	3,356
State of Washington, Bid Group, Series C, GO, 5.00%, 02/01/2024	1,000	1,002
State of Washington, Bid Group 1, Series C, GO, 5.00%, 02/01/2028	1,490	1,643
State of Washington, MVFT/VRF GO Bonds,
Series F, GO, 5.00%, 06/01/2034	4,080	4,776
Series F, GO, 5.00%, 06/01/2038	2,775	3,155
State of Washington, Various Purpose,
Series 2015A1, GO, 5.00%, 08/01/2036	11,200	11,300
Series A, GO, 5.00%, 08/01/2041	10,000	10,777
Thurston County School District No. 111 Olympia, GO, SCH BD GTY, 5.00%, 12/01/2026	1,275	1,364
University of Washington,
Series B, Rev., 4.00%, 06/01/2035	3,075	3,099
Series C, Rev., 5.00%, 04/01/2026	1,500	1,583
Washington Health Care Facilities Authority, Multicare Health System, Series B, Rev., 5.00%, 08/15/2037	1,200	1,247
Washington Health Care Facilities Authority, Seattle Cancer Care Alliance,
Rev., 4.00%, 12/01/2040 (e)	860	850
Rev., 5.00%, 09/01/2045	1,000	1,062
Washington Health Care Facilities Authority, Unrefunded Providence Health, Rev., 5.00%, 10/01/2041	8,000	7,932
Washington Health Care Facilities Authority, Unrefunded Providence Health & Services, Rev., 5.00%, 10/01/2044	4,365	4,389
Washington Health Care Facilities Authority, Virginia Mason Medical Center, Rev., 5.00%, 08/15/2036	5,500	5,654
Washington State Housing Finance Commission,
Rev., 3.38%, 04/20/2037	1,423	1,286
Series A1, Rev., 3.50%, 12/20/2035	1,890	1,803
Series 2N, Rev., GNMA/FNMA/FHLMC COLL, 3.00%, 12/01/2050	685	668
Washington State Housing Finance Commission, Ardea at Totem Lake Apartments, Rev., 5.00%, 12/01/2043 (z)	4,900	5,088

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Washington — continued
Washington State Housing Finance Commission, Downtowner Apartments Project, Rev., LIQ: FHLMC, 3.70%, 07/01/2030	2,000	2,045
Washington State Housing Finance Commission, Social Bond, Series 2N, Rev., GNMA/FNMA/FHLMC, 3.00%, 06/01/2051	935	903

		248,742

West Virginia — 0.1%
Monongalia County Commission Excise Tax District, Series A, Rev., 4.13%, 06/01/2043 (e)	470	432
Monongalia County Commission Special District, Refunding and Improvement, University Town Center, Series A, Rev., 5.50%, 06/01/2037 (e)	1,050	1,080
Monongalia County Commission Special District, University Town Center, Series A, Rev., 5.75%, 06/01/2043 (e)	500	515
West Virginia Economic Development Authority, Appalachian Power Company Amos Project, Rev., AMT, 1.00%, 01/01/2041 (z)	2,765	2,589
West Virginia Hospital Finance Authority, Improvement, University Health System Obligation, Rev., 5.00%, 06/01/2052	2,000	2,068
West Virginia Parkways Authority, Senior Lien, Rev., 5.00%, 06/01/2038	1,000	1,133

		7,817

Wisconsin — 2.6%
City of Milwaukee, Promissory Notes,
Series N3, GO, AGM, 5.00%, 04/01/2031	5,500	6,246
Series N4, GO, 5.00%, 04/01/2030	10,150	11,251
City of Milwaukee, Sewerage System Revenue, Series S7, Rev., 5.00%, 06/01/2026	2,665	2,783
Milwaukee Metropolitan Sewerage District, Green Bond, Series A, GO, 3.00%, 10/01/2031	1,700	1,656
Milwaukee Metropolitan Sewerage District, Green Bond Climate Bond Certificate, GO, 4.00%, 10/01/2043	6,150	6,258
Public Finance Authority, A Challenge Foundation Academy,
Rev., 6.63%, 07/01/2043 (e)	700	719
Rev., 6.88%, 07/01/2053 (e)	1,650	1,694
Public Finance Authority, Carmelite System, Social Bonds, Rev., 5.00%, 01/01/2045	1,105	1,061
Public Finance Authority, Celanese Project, Series C, Rev., AMT, 4.30%, 11/01/2030	3,000	2,913

SEE NOTES TO FINANCIAL STATEMENTS.

216	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Wisconsin — continued
Public Finance Authority, CFP3 Eastern Michigan University,
Rev., BAM, 5.00%, 07/01/2029	500	557
Rev., BAM, 5.25%, 07/01/2034	260	305
Rev., BAM, 5.25%, 07/01/2042	5,625	6,276
Rev., BAM, 5.38%, 07/01/2047	8,025	8,880
Rev., BAM, 5.50%, 07/01/2052	6,005	6,664
Public Finance Authority, CHF Wilmington LLC University, Rev., AGM, 5.00%, 07/01/2053	3,970	4,096
Public Finance Authority, Duke Energy Progress, Rev., 3.70%, 10/01/2046 (z)	1,500	1,533
Public Finance Authority, Ku Campus Development Corp. Project, Rev., 5.00%, 03/01/2041	3,000	3,058
Public Finance Authority, KU Campus Development Corp. Project, Rev., 5.00%, 03/01/2046	6,495	6,587
Public Finance Authority, Lenoir Rhyne University,
Rev., 5.00%, 04/01/2036	1,625	1,639
Rev., 5.00%, 04/01/2037	1,705	1,706
Public Finance Authority, Point College Prep Project,
Rev., 4.00%, 06/15/2030 (e)	200	187
Rev., 5.00%, 06/15/2041 (e)	250	226
Public Finance Authority, Renown Regional Medical Center Project,
Rev., 5.00%, 06/01/2026	500	517
Rev., 5.00%, 06/01/2027	425	447
Rev., 5.00%, 06/01/2028	600	640
Rev., 5.00%, 06/01/2034	1,000	1,087
Public Finance Authority, Senior Lien, Grand Hyatt San Antonio Hotel Acquisition Project, Rev., 5.00%, 02/01/2042	4,000	4,183
Public Finance Authority, Sky Harbour Capital LLC, Rev., AMT, 4.00%, 07/01/2036	815	705
Public Finance Authority, United Methodist Retirement, Rev., 4.00%, 10/01/2026	60	59
Public Finance Authority, Waste Management, Inc. Project,
Rev., AMT, 1.10%, 07/01/2029 (z)	1,445	1,345
Rev., AMT, 2.63%, 11/01/2025	5,000	4,887
State of Wisconsin,
Series 1, GO, 5.00%, 05/01/2027	2,400	2,602
Series 2, GO, 5.00%, 05/01/2034	1,000	1,218
Series 3, GO, 5.00%, 11/01/2027	1,000	1,082
Series 20212, GO, 5.00%, 05/01/2026	5,850	6,179
Series B, GO, 4.00%, 05/01/2039	500	516
Series B, GO, 5.00%, 05/01/2035	10,580	11,937
University of Wisconsin Hospitals & Clinics, Green Bond University of Wisconsin Hospital, Rev., 4.00%, 04/01/2035	440	465

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Wisconsin — continued
University of Wisconsin Hospitals & Clinics, Green Bonds, Rev., 4.00%, 04/01/2046	4,120	3,983
Wisconsin Center District, Capital Appreciation Senior Dedicated,
Series C, Rev., AGM, Zero Coupon, 12/15/2036	1,550	963
Series C, Rev., AGM, Zero Coupon, 12/15/2039	1,750	927
Series C, Rev., AGM, Zero Coupon, 12/15/2040	1,650	830
Series D, Rev., AGM, Zero Coupon, 12/15/2028	545	467
Wisconsin Center District, Junior Dedicated, Series D, Rev., AGM, Zero Coupon, 12/15/2045	8,500	3,292
Wisconsin Department of Transportation, Series A, Rev., 5.00%, 07/01/2027	1,675	1,822
Wisconsin Health & Educational Facilities Authority,
Rev., 5.00%, 10/01/2029	5,940	6,645
Rev., 5.00%, 10/01/2030	6,355	7,220
Wisconsin Health & Educational Facilities Authority Revenue, Ascension Senior Credit Group, Rev., 5.00%, 11/15/2027	500	542
Wisconsin Health & Educational Facilities Authority Revenue, Marshfield Clinic Health System, Series B1, Rev., 5.00%, 02/15/2052 (z)	2,000	2,010
Wisconsin Health & Educational Facilities Authority, Advocate Aurora Health Care,
Rev., 4.00%, 08/15/2035	1,250	1,280
Rev., 4.00%, 08/15/2037	1,605	1,639
Rev., 4.00%, 08/15/2038	1,680	1,706
Wisconsin Health & Educational Facilities Authority, Advocate Aurora Healthcare, Rev., 5.00%, 08/15/2054 (z)	2,590	2,702
Wisconsin Health & Educational Facilities Authority, Ascension Health Alliance Senor, Rev., 4.00%, 11/15/2043	2,045	2,000
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit Group,
Rev., 4.00%, 11/15/2039	10,500	10,538
Rev., 5.00%, 11/15/2035	4,500	4,678
Wisconsin Health & Educational Facilities Authority, Ascension Senior Credit Group, Rev., 5.00%, 11/15/2036	1,500	1,553
Wisconsin Health & Educational Facilities Authority, Aspirus, Inc. Obligated Group, Rev., 5.00%, 08/15/2038	1,000	1,084
Wisconsin Health & Educational Facilities Authority, Bellin Memorial Hospital, Inc.,
Rev., 5.00%, 12/01/2045	2,500	2,675
Series B, Rev., 5.25%, 12/01/2048	3,000	3,206

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	217

Six Circles Tax Aware Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)
Municipal Bonds — continued
Wisconsin — continued
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Series A, Rev., 4.00%, 04/01/2039	2,710	2,757
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Inc.,
Series A, Rev., 5.00%, 04/01/2030	1,280	1,440
Series A, Rev., 5.00%, 04/01/2033	1,010	1,163
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Inc. Obligated,
Rev., 4.00%, 04/01/2039	5,000	4,978
Rev., 5.00%, 04/01/2035	1,325	1,399
Wisconsin Health & Educational Facilities Authority, Gundersen Health System,
Rev., 4.00%, 10/15/2035	545	574
Rev., 4.00%, 10/15/2036	2,100	2,193
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System,
Rev., 5.00%, 02/15/2051 (z)	2,600	2,694
Series B, Rev., 5.00%, 02/15/2042	1,000	1,012
Series B, Rev., 5.00%, 02/15/2046	4,550	4,581
Wisconsin Health & Educational Facilities Authority, ProHealth Care Obligation Group, Rev., 5.00%, 08/15/2039	1,000	1,000
Wisconsin Health & Educational Facilities Authority, The Medical College of Wisconsin, Rev., 4.00%, 12/01/2046	3,000	2,943
Wisconsin Health & Educational Facilities Authority, The Milwaukee Regional Medical Center, Rev., 5.00%, 04/01/2044	2,500	2,610
Wisconsin Housing & Economic Development Authority,
Series B, Rev., HUD, 0.50%, 11/01/2050 (z)	245	236
Series D, Rev., 4.00%, 03/01/2047	90	90
Wisconsin Housing & Economic Development Authority Housing Revenue, Series E, Rev., HUD, 3.88%, 11/01/2054 (z)	830	834
Wisconsin Housing & Economic Development Authority, Social Bond, Series A, Rev., 3.00%, 03/01/2052	810	782
Wisconsin Housing & Economic Development Authority, Social Bonds, Series C, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 09/01/2052	1,245	1,206

		208,418

Wyoming — 0.3%
Consolidated Municipalities Electric Power Systems Joint Powers Board, Rev., 5.25%, 06/01/2039	1,000	1,137
County of Laramie, Cheyenne Regional Medical Center, Rev., 4.00%, 05/01/2026	615	629

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($)	VALUE ($)

Wyoming — continued
County of Lincoln, Pacificorp, Rev., VRDO, 5.55%, 01/05/2024 (z)	10,000	10,000
County of Sweetwater, Idaho Power Company Project, Rev., 1.70%, 07/15/2026	1,045	996
Wyoming Community Development Authority,
Series 2, Rev., 3.00%, 06/01/2049	1,050	1,022
Series 2, Rev., VRDO, LIQ: Royal Bank of Canada, 3.82%, 01/05/2024 (z)	3,000	3,000
Series 3, Rev., GNMA/FHLMC/FNMA COLL, 3.00%, 06/01/2050	1,350	1,320
Series 3, Rev., GNMA/FNMA/FHLMC, 4.70%, 12/01/2043	5,000	5,158

		23,262

Total Municipal Bonds (Cost $7,937,412)		7,838,877

Short-Term Investments — 2.5%
Municipal Bonds — 0.1% (t)
Chicago Midway International Airport, Senior, Series C, Rev., AMT, 5.00%, 01/01/2025 (w)	3,000	3,040
Miami-Dade County Housing Finance Authority, Council Towers Seniors Apartment, Rev., HUD, 5.00%, 02/01/2024	950	951
Puerto Rico Electric Power Authority, Series AAA, Rev., 5.25%, 07/01/2024 (d)	2,450	637
The School District of Philadelphia, Series A, Rev., TRAN, 5.00%, 06/28/2024	5,000	5,033

Total Municipal Bonds		9,661

Time Deposits — 2.4%
Citibank NA, 4.68%, 01/02/2024	1,883	1,883
Royal Bank of Canada, 4.68%, 01/02/2024	25,252	25,252
Sumitomo Mitsui Banking Corp., 4.68%, 01/02/2024	162,589	162,589

Total Time Deposits		189,724

Total Short-Term Investments (Cost $201,183)		199,385

Total Investments — 99.7% (Cost — $8,139,461)		8,038,734

Other Assets in Excess of Liabilities — 0.3%		26,896

NET ASSETS — 100.0%		$8,065,630

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

218	SIX CIRCLES TRUST	DECEMBER 31, 2023

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.
AMT	— Alternative Minimum Tax
BAM	— Insured by Build America Mutual
BAN	— Bond Anticipation Note
CNTY	— County
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GAN	— Grant Anticipation Note
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
HUD	— U.S. Department of Housing and Urban Development
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
NATL	— Insured by National Public Finance Guarantee Corp.
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
Rev.	— Revenue
SCH BD GTY	— School Bond Guaranty
SIFMA	— Securities Industry and Financial Markets Association

SOFR	— Secured Overnight Financing Rate
SONYMA	— State of New York Mortgage Agency
TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of December 31, 2023.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date or final maturity date.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2023.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	219

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — 3.2%
Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.82%, 09/15/2028 (e)	500	508
American Express Credit Account Master Trust,
Series 2022-2, Class A, 3.39%, 05/15/2027	1,350	1,322
Series 2022-3, Class A, 3.75%, 08/15/2027	1,005	988
AmeriCredit Automobile Receivables Trust,
Series 2023-1, Class A2A, 5.84%, 10/19/2026	263	263
Series 2023-1, Class A3, 5.62%, 11/18/2027	225	226
Series 2023-1, Class B, 5.57%, 03/20/2028	100	101
Series 2023-1, Class C, 5.80%, 12/18/2028	100	101
Series 2022-2, Class C, 5.32%, 04/18/2028	100	100
AMMC CLO 23 Ltd., (Cayman Islands), Series 2020-23A, Class A1R, (CME Term SOFR 3 Month + 1.30%), 6.70%, 10/17/2031 (e) (aa)	1,740	1,736
ARES L CLO Ltd., (Cayman Islands), Series 2018-50A, Class AR, (CME Term SOFR 3 Month + 1.31%), 6.71%, 01/15/2032 (e) (aa)	300	300
Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.02%, 02/20/2027 (e)	1,150	1,073
BA Credit Card Trust, Series 2023-A2, Class A2, 4.98%, 11/15/2028	175	177
BlueMountain CLO 2016-2 Ltd., (Cayman Islands), Series 2016-2A, Class A1R2, (CME Term SOFR 3 Month + 1.38%), 6.75%, 08/20/2032 (e) (aa)	14,500	14,457
BMW Vehicle Lease Trust,
Series 2023-1, Class A2, 5.27%, 02/25/2025	205	205
Series 2023-1, Class A3, 5.16%, 11/25/2025	775	774
BSPRT Issuer Ltd., (Cayman Islands), Series 2021-FL7, Class A, (CME Term SOFR 1 Month + 1.43%), 6.80%, 12/15/2038 (e) (aa)	520	510
Capital One Multi-Asset Execution Trust,
Series 2022-A1, Class A1, 2.80%, 03/15/2027	380	370
Series 2022-A2, Class A, 3.49%, 05/15/2027	1,710	1,678
Carlyle Global Market Strategies CLO 2015-5 Ltd., (Cayman Islands), Series 2015-5A, Class A1RR, (CME Term SOFR 3 Month + 1.34%), 6.76%, 01/20/2032 (e) (aa)	3,737	3,732

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

CarMax Auto Owner Trust,
Series 2021-4, Class D, 1.48%, 03/15/2028	735	670
Series 2023-1, Class A3, 4.75%, 10/15/2027	200	199
Carvana Auto Receivables Trust,
Series 2021-N1, Class A, 0.70%, 01/10/2028	123	117
Series 2022-P1, Class A3, 3.35%, 02/10/2027	537	527
Cedar Funding IX CLO Ltd., (Cayman Islands), Series 2018-9A, Class A1, (CME Term SOFR 3 Month + 1.24%), 6.66%, 04/20/2031 (e) (aa)	256	256
CIFC Funding Ltd., (Cayman Islands), Series 2013-2A, Class A1L2, (CME Term SOFR 3 Month + 1.26%), 6.66%, 10/18/2030 (e) (aa)	373	372
Credit Acceptance Auto Loan Trust,
Series 2021-3A, Class A, 1.00%, 05/15/2030 (e)	298	294
Series 2023-1A, Class A, 6.48%, 03/15/2033 (e)	810	819
Discover Card Execution Note Trust,
Series 2022-A3, Class A3, 3.56%, 07/15/2027	1,410	1,382
Series 2023-A2, Class A, 4.93%, 06/15/2028	205	207
Dryden CLO Ltd., (Jersey), Series 2022-113A, Class A1R, (CME Term SOFR 3 Month + 1.63%), 7.05%, 10/20/2035 (e) (aa)	500	499
Elmwood CLO 18 Ltd., (Cayman Islands), Series 2022-5A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.05%, 07/17/2033 (e) (aa)	250	250
Elmwood CLO VII Ltd., (Cayman Islands), Series 2020-4A, Class AR, (CME Term SOFR 3 Month + 1.63%), 7.05%, 01/17/2034 (e) (aa)	250	250
Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.98%, 06/15/2026	162	160
First Investors Auto Owner Trust, Series 2022-2A, Class A, 6.26%, 07/15/2027 (e)	176	176
Flagship Credit Auto Trust, Series 2023-1, Class A3, 5.01%, 08/16/2027 (e)	350	348
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19%, 07/15/2031 (e)	850	832
Generate CLO 2 Ltd., (Cayman Islands), Series 2A, Class AR, (CME Term SOFR 3 Month + 1.41%), 6.82%, 01/22/2031 (e) (aa)	2,017	2,018
GM Financial Automobile Leasing Trust,
Series 2022-2, Class A3, 3.42%, 06/20/2025	840	835

SEE NOTES TO FINANCIAL STATEMENTS.

220	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Series 2022-3, Class A3, 4.01%, 09/22/2025	514	511
Series 2023-1, Class A3, 5.16%, 04/20/2026	780	780
GREYWOLF CLO VI Ltd., (Cayman Islands), Series 2018-1A, Class A1, (CME Term SOFR 3 Month + 1.29%), 6.67%, 04/26/2031 (e) (aa)	2,457	2,455
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22%, 10/21/2025	611	610
Jamestown CLO VI-R Ltd., (Cayman Islands), Series 2018-6RA, Class A1, (CME Term SOFR 3 Month + 1.41%), 6.79%, 04/25/2030 (e) (aa)	786	784
KKR Static CLO 2 Ltd., (Cayman Islands), Series 2022-2A, Class A1, (CME Term SOFR 3 Month + 2.22%), 7.64%, 10/20/2031 (e) (aa)	9,905	9,912
Lendmark Funding Trust 2021-2, Series 2021-2A, Class A, 2.00%, 04/20/2032 (e)	915	816
Madison Park Funding XVII Ltd., (Cayman Islands), Series 2015-17A, Class AR2, (CME Term SOFR 3 Month + 1.26%), 6.67%, 07/21/2030 (e) (aa)	239	239
Madison Park Funding XVIII Ltd., (Cayman Islands), Series 2015-18A, Class ARR, (CME Term SOFR 3 Month + 1.20%), 6.61%, 10/21/2030 (e) (aa)	8,797	8,775
Magnetite VII Ltd., (Cayman Islands), Series 2012-7A, Class A1R2, (CME Term SOFR 3 Month + 1.06%), 6.46%, 01/15/2028 (e) (aa)	135	134
Mariner Finance Issuance Trust,
Series 2021-BA, Class A, 2.10%, 11/20/2036 (e)	895	808
Series 2022-AA, Class A, 6.45%, 10/20/2037 (e)	440	443
MF1 Ltd., (Cayman Islands), Series 2021-FL7, Class A, (CME Term SOFR 1 Month + 1.19%), 6.55%, 10/16/2036 (e) (aa)	248	243
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36%, 04/20/2062 (e)	487	441
Newark BSL CLO 1 Ltd., (Cayman Islands), Series 2016-1A, Class A1R, (CME Term SOFR 3 Month + 1.36%), 6.75%, 12/21/2029 (e) (aa)	594	593
NextGear Floorplan Master Owner Trust, Series 2023-1A, Class A2, 5.74%, 03/15/2028 (e)	310	315
OneMain Financial Issuance Trust,
Series 2019-2A, Class A, 3.14%, 10/14/2036 (e)	535	501
Series 2021-1A, Class A1, 1.55%, 06/16/2036 (e)	290	260

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Series 2022-3A, Class A, 5.94%, 05/15/2034 (e)		650	652
Pagaya AI Debt Trust, Series 2022-1, Class A, 2.03%, 10/15/2029 (e)		232	228
Palmer Square Loan Funding Ltd., (Cayman Islands), Series 2022-3A, Class A1A, (CME Term SOFR 3 Month + 1.82%), 7.21%, 04/15/2031 (e) (aa)		8,545	8,566
PenFed Auto Receivables Owner Trust, Series 2022-A, Class A3, 3.96%, 04/15/2026 (e)		779	773
Race Point VIII CLO Ltd., (Cayman Islands), Series 2013-8A, Class AR2, (CME Term SOFR 3 Month + 1.30%), 6.67%, 02/20/2030 (e) (aa)		3,698	3,691
Rad CLO 1 Ltd., (Cayman Islands), Series 2018-1A, Class AR, (CME Term SOFR 3 Month + 1.24%), 6.64%, 07/15/2031 (e) (aa)		313	312
Rad CLO 2 Ltd., (Cayman Islands), Series 2018-2A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.74%, 10/15/2031 (e) (aa)		250	250
Rad CLO 6 Ltd., (Cayman Islands), Series 2019-6A, Class A1, (CME Term SOFR 3 Month + 1.64%), 7.06%, 01/20/2033 (e) (aa)		440	440
Rad CLO 7 Ltd., (Cayman Islands), Series 2020-7A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.86%, 04/17/2033 (e) (aa)		250	250
RR 24 Ltd., (Bermuda), Series 2022-24A, Class A1AR, (CME Term SOFR 3 Month + 1.73%), 7.08%, 01/15/2036 (e) (aa)		450	449
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class C, 1.29%, 04/15/2026 (e)		680	675
Santander Drive Auto Receivables Trust,
Series 2022-7, Class C, 6.69%, 03/17/2031		930	948
Series 2023-3, Class A2, 6.08%, 08/17/2026		248	249
Series 2023-3, Class A3, 5.61%, 10/15/2027		700	703
SCF Equipment Leasing LLC,
Series 2021-1A, Class A3, 0.83%, 08/21/2028 (e)		120	118
Series 2021-1A, Class B, 1.37%, 08/20/2029 (e)		1,000	955
Summer BidCo. BV, (Netherlands), Reg. S, 9.00% (cash), 11/15/2025 (v)	EUR	294	322
TCW CLO 2022-1 Ltd., (Cayman Islands), Series 2022-1A, Class A1, (CME Term SOFR 3 Month + 1.34%), 6.75%, 04/22/2033 (e) (aa)		500	498

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	221

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
Tesla Auto Lease Trust,
Series 2023-A, Class A2, 5.86%, 08/20/2025 (e)	295	296
Series 2023-A, Class A3, 5.89%, 06/22/2026 (e)	255	256
TICP CLO IX Ltd., (Cayman Islands), Series 2017-9A, Class A, (CME Term SOFR 3 Month + 1.40%), 6.82%, 01/20/2031 (e) (aa)	744	744
Upstart Securitization Trust, Series 2021-5, Class A, 1.31%, 11/20/2031 (e)	147	146
Verizon Master Trust, Series 2022-7, Class A1A, 5.23%, 11/22/2027	265	265
Voya CLO 2014-2 Ltd., (Cayman Islands),
Series 2014-2A, Class A1RR, (CME Term SOFR 3 Month + 1.28%), 6.68%, 04/17/2030 (e) (aa)	3,167	3,160
Series 2016-1A, Class A1R, (CME Term SOFR 3 Month + 1.33%), 6.75%, 01/20/2031 (e) (aa)	7,212	7,205
Wellfleet CLO 2018-3 Ltd., (Cayman Islands), Series 2018-3A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.93%, 01/20/2032 (e) (aa)	7,600	7,571
Westlake Automobile Receivables Trust, Series 2022-2A, Class C, 4.85%, 09/15/2027 (e)	75	74

Total Asset-Backed Securities (Cost $106,818)		107,248

Collateralized Mortgage Obligations — 0.1%
Connecticut Avenue Securities Trust,
Series 2023-R01, Class 1M1, (United States 30 Day Average SOFR + 2.40%), 7.74%, 12/25/2042 (e) (aa)	322	328
Series 2023-R03, Class 2M1, (United States 30 Day Average SOFR + 2.50%), 7.84%, 04/25/2043 (e) (aa)	127	129
FHLMC Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A, (United States 30 Day Average SOFR + 2.10%), 7.44%, 04/25/2043 (e) (aa)	443	450
Verus Securitization Trust,
Series 2021-1, Class A1, 0.82%, 01/25/2066 (e) (z)	175	149
Series 2021-3, Class A1, 1.05%, 06/25/2066 (e) (z)	486	405
Series 2021-R2, Class A1, 0.92%, 02/25/2064 (e) (z)	614	540
Series 2021-R3, Class A1, 1.02%, 04/25/2064 (e) (z)	301	268

Total Collateralized Mortgage Obligations (Cost $2,468)		2,269

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Commercial Mortgage-Backed Securities — 0.1%
BANK5, Series 2023-5YR4, Class A3, 6.50%, 12/15/2056		370	392
BWAY Mortgage Trust, Series 2015-1740, Class C, 3.34%, 01/10/2035 (d) (e)		2,750	103
BX Commercial Mortgage Trust, Series 2021-XL2, Class A, (CME Term SOFR 1 Month + 0.80%), 6.16%, 10/15/2038 (e) (aa)		704	690
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.62%, 02/10/2049		430	410
Great Wolf Trust, Series 2019-WOLF, Class A, (CME Term SOFR 1 Month + 1.15%), 6.71%, 12/15/2036 (e) (aa)		550	548
GS Mortgage Securities Corp. Trust,
Series 2021-ROSS, Class A, (CME Term SOFR 1 Month + 1.26%), 6.63%, 05/15/2026 (e) (aa)		720	642
Series 2021-ROSS, Class H, (CME Term SOFR 1 Month + 6.01%), 11.38%, 05/15/2026 (e) (aa)		270	117
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class A4, 3.33%, 05/15/2049		900	855
WFRBS Commercial Mortgage Trust,
Series 2013-C15, Class AS, 4.36%, 08/15/2046 (z)		460	427
Series 2014-C19, Class A5, 4.10%, 03/15/2047		388	387

Total Commercial Mortgage-Backed Securities (Cost $7,676)			4,571

Convertible Bonds — 0.6%
Communications — 0.2%
Internet — 0.2%
Meituan, (Cayman Islands), Reg. S, Zero Coupon, 04/27/2028		5,100	4,396
Uber Technologies, Inc., Zero Coupon, 12/15/2025		2,600	2,644

			7,040

Media — 0.0% (g)
Cable One, Inc.,
Zero Coupon, 03/15/2026		623	529
1.13%, 03/15/2028		986	747

			1,276

Total Communications			8,316

Consumer Cyclical — 0.1%
Lodging — 0.1%
Wynn Macau Ltd., (Cayman Islands), 4.50%, 03/07/2029 (e)		3,200	3,262

Consumer Non-cyclical — 0.0% (g)
Commercial Services — 0.0% (g)
Nexi SpA, (Italy), Reg. S, Zero Coupon, 02/24/2028	EUR	300	287

SEE NOTES TO FINANCIAL STATEMENTS.

222	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Convertible Bonds — continued
Commercial Services — continued
Shift4 Payments, Inc., Zero Coupon, 12/15/2025		292	324
Worldline SA, (France), Reg. S, Zero Coupon, 07/30/2026	EUR	192	189

Total Consumer Non-cyclical			800

Energy — 0.1%
Energy—Alternate Sources — 0.1%
NextEra Energy Partners LP,
Zero Coupon, 11/15/2025 (e)		894	781
2.50%, 06/15/2026 (e)		894	801

Total Energy			1,582

Financial — 0.0% (g)
Diversified Financial Services — 0.0% (g)
Universe Trek Ltd., (British Virgin Islands), Reg. S, Zero Coupon, 06/15/2026		800	810

Real Estate — 0.0% (g)
Sunac China Holdings Ltd., (Cayman Islands), 1.00% (PIK), 09/30/2032 (e) (v)		2,164	162

Total Financial			972

Industrial — 0.0% (g)
Engineering & Construction — 0.0% (g)
Cellnex Telecom SA, (Spain),
Reg. S, 0.75%, 11/20/2031	EUR	100	92
Reg. S, 2.13%, 08/11/2030	EUR	300	340

Total Industrial			432

Technology — 0.0% (g)
Computers — 0.0% (g)
Atos SE, (France), Reg. S, Zero Coupon, 11/06/2024	EUR	100	88

Semiconductors — 0.0% (g)
ams-OSRAM AG, (Austria), Reg. S, 2.13%, 11/03/2027	EUR	100	87

Total Technology			175

Utilities — 0.2%
Electric — 0.2%
PG&E Corp., 4.25%, 12/01/2027 (e)		4,858	5,091

Total Convertible Bonds (Cost $20,349)			20,630

Corporate Bonds — 84.7%
Basic Materials — 4.5%
Chemicals — 1.4%
Ashland, Inc.,
3.38%, 09/01/2031 (e)		1,359	1,172
6.88%, 05/15/2043		900	882
Avient Corp., 7.13%, 08/01/2030 (e)		581	605
Axalta Coating Systems Dutch Holding B BV, (Netherlands), 7.25%, 02/15/2031 (e)		551	580
Axalta Coating Systems LLC, 3.38%, 02/15/2029 (e)		1,806	1,622

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Chemicals — continued
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV, (Multinational), 4.75%, 06/15/2027 (e)		774	752
Celanese US Holdings LLC,
6.17%, 07/15/2027		438	449
6.70%, 11/15/2033		369	402
Chemours Co. (The),
4.63%, 11/15/2029 (e)		1,167	1,025
5.75%, 11/15/2028 (e)		1,828	1,741
Element Solutions, Inc., 3.88%, 09/01/2028 (e)		7,253	6,678
FIS Fabbrica Italiana Sintetici SpA, (Italy), Reg. S, 5.63%, 08/01/2027	EUR	200	205
Herens Holdco Sarl, (Luxembourg), 4.75%, 05/15/2028 (e)		1,187	974
Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.00%, 07/01/2028 (e)		2,042	1,953
INEOS Quattro Finance 2 Plc, (United Kingdom), Reg. S, 2.50%, 01/15/2026	EUR	194	207
International Flavors & Fragrances, Inc., 1.23%, 10/01/2025 (e)		406	376
Iris Holding, Inc., 10.00%, 12/15/2028 (e)		1,639	1,426
Kobe US Midco 2, Inc., 9.25% (cash), 11/01/2026 (e) (v)		1,508	1,123
Kronos International, Inc., Reg. S, 3.75%, 09/15/2025	EUR	183	193
LSF11 A5 HoldCo. LLC, 6.63%, 10/15/2029 (e)		662	560
Monitchem HoldCo. 3 SA, (Luxembourg), Reg. S, 8.75%, 05/01/2028	EUR	100	112
Nobian Finance BV, (Netherlands), Reg. S, 3.63%, 07/15/2026	EUR	218	230
Olympus Water US Holding Corp., 4.25%, 10/01/2028 (e)		1,125	1,012
Reg. S, 9.63%, 11/15/2028	EUR	198	234
9.75%, 11/15/2028 (e)		6,718	7,126
Orbia Advance Corp. SAB de CV, (Mexico), 1.88%, 05/11/2026 (e)		249	229
Rain Carbon, Inc., 12.25%, 09/01/2029 (e)		1,025	1,002
Rain CII Carbon LLC / CII Carbon Corp., 7.25%, 04/01/2025 (e)		47	45
Sasol Financing USA LLC, 5.88%, 03/27/2024		200	199
SCIL IV LLC / SCIL USA Holdings LLC, 5.38%, 11/01/2026 (e)		982	943
Reg. S, (ICE LIBOR EUR 3 Month + 4.38%), 8.34%, 11/01/2026 (aa)	EUR	100	110
Reg. S, 9.50%, 07/15/2028	EUR	101	119
SK Invictus Intermediate II Sarl, (Luxembourg), 5.00%, 10/30/2029 (e)		5,267	4,569
SNF Group SACA, (France), 3.13%, 03/15/2027 (e)		387	352
Synthomer plc, (United Kingdom), Reg. S, 3.88%, 07/01/2025	EUR	147	160

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	223

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Chemicals — continued
Tronox, Inc., 4.63%, 03/15/2029 (e)		665	589
Valvoline, Inc., 3.63%, 06/15/2031 (e)		1,325	1,131
WR Grace Holdings LLC,
4.88%, 06/15/2027 (e)		858	825
5.63%, 08/15/2029 (e)		5,860	5,177
7.38%, 03/01/2031 (e)		2,003	2,004

			49,093

Forest Products & Paper — 0.0% (g)
Ahlstrom Holding 3 Oy, (Finland), Reg. S, 3.63%, 02/04/2028	EUR	100	99

Iron/Steel — 1.2%
ABJA Investment Co. Pte Ltd., (Singapore), Reg. S, 5.95%, 07/31/2024		2,000	1,994
ATI, Inc.,
4.88%, 10/01/2029		816	759
5.13%, 10/01/2031		895	832
5.88%, 12/01/2027		1,002	988
7.25%, 08/15/2030		2,740	2,849
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP, (Canada), 8.75%, 07/15/2026 (e)		162	152
Big River Steel LLC / BRS Finance Corp., 6.63%, 01/31/2029 (e)		8,245	8,406
Carpenter Technology Corp.,
6.38%, 07/15/2028		2,163	2,172
7.63%, 03/15/2030		1,247	1,285
Cleveland-Cliffs, Inc., 6.75%, 04/15/2030 (e)		1,225	1,243
Commercial Metals Co., 4.38%, 03/15/2032		325	292
JSW Steel Ltd., (India), Reg. S, 5.05%, 04/05/2032		1,100	948
Mineral Resources Ltd., (Australia), 8.13%, 05/01/2027 (e)		1,837	1,869
Periama Holdings LLC, Reg. S, 5.95%, 04/19/2026		15,750	15,492

			39,281

Mining — 1.9%
Anglo American Capital plc, (United Kingdom),
4.75%, 04/10/2027 (e)		400	395
4.88%, 05/14/2025 (e)		344	341
Arsenal AIC Parent LLC, 8.00%, 10/01/2030 (e)		1,499	1,564
Bukit Makmur Mandiri Utama PT, (Indonesia), Reg. S, 7.75%, 02/10/2026		4,600	4,342
China Hongqiao Group Ltd., (Cayman Islands), Reg. S, 6.25%, 06/08/2024		2,900	2,873
Constellium SE, (France),
3.75%, 04/15/2029 (e)		4,121	3,738
Reg. S, 4.25%, 02/15/2026	EUR	400	439
5.63%, 06/15/2028 (e)		1,126	1,099
5.88%, 02/15/2026 (e)		976	969

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Mining — continued
Eldorado Gold Corp., (Canada), 6.25%, 09/01/2029 (e)		575	542
ERO Copper Corp., (Canada), 6.50%, 02/15/2030 (e)		1,107	977
First Quantum Minerals Ltd., (Canada),
6.88%, 10/15/2027 (e)		1,312	1,115
7.50%, 04/01/2025 (e)		659	630
8.63%, 06/01/2031 (e)		2,300	1,950
Freeport-McMoRan, Inc., 4.55%, 11/14/2024		400	396
Glencore Funding LLC,
1.63%, 04/27/2026 (e)		235	218
4.00%, 04/16/2025 (e)		164	161
4.00%, 03/27/2027 (e)		306	297
4.63%, 04/29/2024 (e)		558	556
6.13%, 10/06/2028 (e)		116	122
Hecla Mining Co., 7.25%, 02/15/2028		1,083	1,090
Hudbay Minerals, Inc., (Canada),
4.50%, 04/01/2026 (e)		525	508
6.13%, 04/01/2029 (e)		2,181	2,137
Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT, (Indonesia), Reg. S, 5.80%, 05/15/2050		3,000	2,910
Kaiser Aluminum Corp.,
4.50%, 06/01/2031 (e)		4,184	3,607
4.63%, 03/01/2028 (e)		931	861
New Gold, Inc., (Canada), 7.50%, 07/15/2027 (e)		5,801	5,853
Northern Star Resources Ltd., (Australia), Reg. S, 6.13%, 04/11/2033		4,000	4,026
Novelis Corp.,
3.25%, 11/15/2026 (e)		4,560	4,293
3.88%, 08/15/2031 (e)		2,997	2,641
4.75%, 01/30/2030 (e)		4,329	4,071
Novelis Sheet Ingot GmbH, (Germany), Reg. S, 3.38%, 04/15/2029	EUR	900	937
Vedanta Resources Finance II plc, (United Kingdom), Reg. S, 8.95%, 03/11/2025		11,200	8,330

			63,988

Total Basic Materials			152,461

Communications — 9.5%
Advertising — 0.7%
Clear Channel International BV, (Netherlands), 6.63%, 08/01/2025 (e)		1,928	1,937
Clear Channel Outdoor Holdings, Inc.,
5.13%, 08/15/2027 (e)		4,109	3,922
7.50%, 06/01/2029 (e)		3,885	3,229
7.75%, 04/15/2028 (e)		584	503
9.00%, 09/15/2028 (e)		4,851	5,062
CMG Media Corp., 8.88%, 12/15/2027 (e)		4,255	3,375
Lamar Media Corp., 4.00%, 02/15/2030		113	104
Outfront Media Capital LLC / Outfront Media Capital Corp.,
4.25%, 01/15/2029 (e)		2,597	2,344

224	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Advertising — continued
4.63%, 03/15/2030 (e)		348	310
5.00%, 08/15/2027 (e)		1,809	1,750
7.38%, 02/15/2031 (e)		1,324	1,392
Summer BC Holdco B Sarl, (Luxembourg), Reg. S, 5.75%, 10/31/2026	EUR	100	106

			24,034

Internet — 0.8%
Acuris Finance US, Inc. / Acuris Finance Sarl, 5.00%, 05/01/2028 (e)		3,167	2,581
ANGI Group LLC, 3.88%, 08/15/2028 (e)		835	706
Arches Buyer, Inc., 4.25%, 06/01/2028 (e)		115	104
Cablevision Lightpath LLC,
3.88%, 09/15/2027 (e)		3,963	3,480
5.63%, 09/15/2028 (e)		1,050	828
Engineering—Ingegneria Informatica—SpA, (Italy), Reg. S, 11.13%, 05/15/2028	EUR	204	240
Gen Digital, Inc., 5.00%, 04/15/2025 (e)		1,185	1,173
Go Daddy Operating Co. LLC / GD Finance Co., Inc., 3.50%, 03/01/2029 (e)		1,314	1,195
iliad SA, (France), Reg. S, 5.38%, 06/14/2027	EUR	300	340
ION Trading Technologies Sarl, (Luxembourg), 5.75%, 05/15/2028 (e)		1,008	889
Match Group Holdings II LLC,
3.63%, 10/01/2031 (e)		1,312	1,134
4.63%, 06/01/2028 (e)		788	754
Netflix, Inc., 4.88%, 04/15/2028		175	177
Newfold Digital Holdings Group, Inc., 11.75%, 10/15/2028 (e)		217	234
Northwest Fiber LLC / Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/2027 (e)		735	702
Prosus NV, (Netherlands),
Reg. S, 3.06%, 07/13/2031		1,800	1,456
Reg. S, 4.99%, 01/19/2052		5,200	3,913
Uber Technologies, Inc., 4.50%, 08/15/2029 (e)		6,578	6,274
United Group BV, (Netherlands), Reg. S, 4.00%, 11/15/2027	EUR	100	104

			26,284

Media — 4.4%
Altice Financing SA, (Luxembourg),
Reg. S, 3.00%, 01/15/2028	EUR	100	98
Reg. S, 4.25%, 08/15/2029	EUR	207	202
5.00%, 01/15/2028 (e)		200	181
5.75%, 08/15/2029 (e)		5,590	4,966
AMC Networks, Inc., 4.75%, 08/01/2025		31	30
Cable One, Inc., 4.00%, 11/15/2030 (e)		2,158	1,747
CCO Holdings LLC / CCO Holdings Capital Corp.,
4.25%, 02/01/2031 (e)		9,971	8,715
4.25%, 01/15/2034 (e)		8,397	6,826
4.50%, 08/15/2030 (e)		528	476

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Media — continued
4.50%, 05/01/2032	4,947	4,235
4.50%, 06/01/2033 (e)	2,550	2,159
4.75%, 03/01/2030 (e)	2,271	2,075
4.75%, 02/01/2032 (e)	1,509	1,331
5.00%, 02/01/2028 (e)	8,933	8,550
5.13%, 05/01/2027 (e)	4,319	4,168
5.38%, 06/01/2029 (e)	450	424
6.38%, 09/01/2029 (e)	4,241	4,183
7.38%, 03/01/2031 (e)	4,395	4,508
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.50%, 02/01/2024	207	207
6.15%, 11/10/2026	201	205
CSC Holdings LLC,
3.38%, 02/15/2031 (e)	900	657
4.13%, 12/01/2030 (e)	2,783	2,117
4.50%, 11/15/2031 (e)	1,440	1,089
4.63%, 12/01/2030 (e)	7,010	4,223
5.00%, 11/15/2031 (e)	2,100	1,270
5.38%, 02/01/2028 (e)	825	728
5.50%, 04/15/2027 (e)	2,346	2,170
5.75%, 01/15/2030 (e)	2,000	1,245
6.50%, 02/01/2029 (e)	1,705	1,505
7.50%, 04/01/2028 (e)	500	374
11.25%, 05/15/2028 (e)	10,343	10,657
Diamond Sports Group LLC / Diamond Sports Finance Co.,
5.38%, 08/15/2026 (d) (e)	17,957	898
6.63%, 08/15/2027 (d) (e)	10,954	548
DIRECTV Financing LLC / DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027 (e)	2,148	2,020
DISH DBS Corp.,
5.13%, 06/01/2029	1,344	693
5.25%, 12/01/2026 (e)	939	804
5.75%, 12/01/2028 (e)	865	690
7.38%, 07/01/2028	5,423	3,242
7.75%, 07/01/2026	4,515	3,145
DISH Network Corp., 11.75%, 11/15/2027 (e)	10,309	10,793
FactSet Research Systems, Inc., 2.90%, 03/01/2027	120	112
GCI LLC, 4.75%, 10/15/2028 (e)	182	168
Gray Television, Inc.,
5.88%, 07/15/2026 (e)	3,290	3,208
7.00%, 05/15/2027 (e)	1,252	1,190
iHeartCommunications, Inc., 6.38%, 05/01/2026	400	341
LCPR Senior Secured Financing DAC, (Ireland), 6.75%, 10/15/2027 (e)	2,412	2,362
Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2027 (e)	575	560
News Corp., 3.88%, 05/15/2029 (e)	250	230

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	225

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Media — continued
Nexstar Media, Inc.,
4.75%, 11/01/2028 (e)		590	544
5.63%, 07/15/2027 (e)		921	890
Radiate Holdco LLC / Radiate Finance, Inc.,
4.50%, 09/15/2026 (e)		3,018	2,302
6.50%, 09/15/2028 (e)		8,380	4,106
RCS & RDS SA, (Romania), Reg. S, 2.50%, 02/05/2025	EUR	200	216
Sinclair Television Group, Inc.,
4.13%, 12/01/2030 (e)		276	195
5.13%, 02/15/2027 (e)		2,190	1,954
Sirius XM Radio, Inc.,
3.13%, 09/01/2026 (e)		2,201	2,069
4.00%, 07/15/2028 (e)		371	343
5.00%, 08/01/2027 (e)		3,234	3,122
TEGNA, Inc., 4.75%, 03/15/2026 (e)		202	197
Tele Columbus AG, (Germany), Reg. S, 3.88%, 05/02/2025	EUR	344	240
Telenet Finance Luxembourg Notes Sarl, (Luxembourg), 5.50%, 03/01/2028 (e)		1,200	1,122
Univision Communications, Inc.,
5.13%, 02/15/2025 (e)		341	340
6.63%, 06/01/2027 (e)		5,067	5,053
7.38%, 06/30/2030 (e)		849	846
8.00%, 08/15/2028 (e)		4,255	4,390
UPC Broadband Finco BV, (Netherlands), 4.88%, 07/15/2031 (e)		2,152	1,894
Videotron Ltd., (Canada), 3.63%, 06/15/2029 (e)		383	348
Virgin Media Secured Finance plc, (United Kingdom), 4.50%, 08/15/2030 (e)		600	534
Virgin Media Vendor Financing Notes III DAC, (Ireland), Reg. S, 4.88%, 07/15/2028	GBP	300	351
Virgin Media Vendor Financing Notes IV DAC, (Ireland), 5.00%, 07/15/2028 (e)		2,389	2,244
VZ Secured Financing BV, (Netherlands),
Reg. S, 3.50%, 01/15/2032	EUR	100	97
5.00%, 01/15/2032 (e)		2,150	1,830
VZ Vendor Financing II BV, (Netherlands), Reg. S, 2.88%, 01/15/2029		EUR100	97
Ziggo Bond Co. BV, (Netherlands), 5.13%, 02/28/2030 (e)		1,072	896
Ziggo BV, (Netherlands), 4.88%, 01/15/2030 (e)		152	136

			148,681

Telecommunications — 3.6%
Altice France SA, (France),
Reg. S, 2.13%, 02/15/2025	EUR	100	106
Reg. S, 3.38%, 01/15/2028	EUR	100	87
5.13%, 01/15/2029 (e)		1,276	992
5.13%, 07/15/2029 (e)		3,254	2,527
5.50%, 01/15/2028 (e)		155	128
5.50%, 10/15/2029 (e)		3,272	2,564

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
8.13%, 02/01/2027 (e)		4,318	3,980
Reg. S, 11.50%, 02/01/2027 (w)	EUR	100	111
AT&T, Inc., 5.54%, 02/20/2026		386	386
Bharti Airtel International Netherlands BV, (Netherlands), Reg. S, 5.35%, 05/20/2024		2,000	1,998
CommScope Technologies LLC, 6.00%, 06/15/2025 (e)		1,642	1,338
CommScope, Inc.,
4.75%, 09/01/2029 (e)		1,132	760
6.00%, 03/01/2026 (e)		1,204	1,073
Connect Finco Sarl / Connect US Finco LLC, (Multinational), 6.75%, 10/01/2026 (e)		5,057	5,027
Digicel Group Holdings Ltd., (Bermuda),
Series 1A14, Zero Coupon, 12/31/2030 (d) (e) (bb) (cc)		35	39
Series 1B14, Zero Coupon, 12/31/2030 (d) (e) (bb) (cc)		108	— (h)
Series 3A14, Zero Coupon, 12/31/2030 (d) (e) (bb) (cc)		1	3
Series 3B14, Zero Coupon, 12/31/2030 (d) (e) (bb) (cc)		64	— (h)
Digicel International Finance Ltd. / Digicel international Holdings Ltd., (Multinational),
8.00%, 12/31/2026 (d) (e)		6,725	135
13.00% (blend (cash 6% + PIK 7%)), 12/31/2025 (d) (e) (v)		2,651	1,789
Series 1441, 8.75%, 05/25/2024 (d) (e)		1,000	935
Digicel Ltd., (Bermuda), 6.75%, 03/01/2023 (d) (e)		19,230	385
Eutelsat SA, (France), Reg. S, 1.50%, 10/13/2028	EUR	200	166
Frontier Communications Holdings LLC,
5.00%, 05/01/2028 (e)		2,419	2,235
5.88%, 10/15/2027 (e)		791	764
6.75%, 05/01/2029 (e)		860	769
8.63%, 03/15/2031 (e)		421	429
8.75%, 05/15/2030 (e)		7,433	7,647
Global Switch Finance BV, (Netherlands), Reg. S, 1.38%, 10/07/2030	EUR	179	178
Globe Telecom, Inc., (Philippines),
Reg. S, 3.00%, 07/23/2035		1,300	967
Reg. S, (CMT Index 5 Year + 5.53%), 4.20%, 08/02/2026 (x) (aa)		7,384	6,948
Hughes Satellite Systems Corp., 5.25%, 08/01/2026		515	453
Iliad Holding SASU, (France),
6.50%, 10/15/2026 (e)		7,141	7,127
7.00%, 10/15/2028 (e)		2,509	2,497
Intelsat Jackson Holdings SA, (Luxembourg), 6.50%, 03/15/2030 (e)		3,645	3,473
Kaixo Bondco Telecom SA, (Spain), Reg. S, 5.13%, 09/30/2029	EUR	100	103

SEE NOTES TO FINANCIAL STATEMENTS.

226	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Telecommunications — continued
Level 3 Financing, Inc.,
3.40%, 03/01/2027 (e)		6,925	6,648
3.63%, 01/15/2029 (e)		446	227
3.75%, 07/15/2029 (e)		255	128
4.25%, 07/01/2028 (e)		210	104
4.63%, 09/15/2027 (e)		4,963	2,978
10.50%, 05/15/2030 (e)		4,049	3,926
Level 3 New Money TSA, 11.00%, 11/15/2029 (e)		2,648	2,648
Liberty Costa Rica Senior Secured Finance, (Cayman Islands), 10.88%, 01/15/2031 (e)		832	851
Lorca Telecom Bondco SA, (Spain), Reg. S, 4.00%, 09/18/2027	EUR	319	343
Lumen Technologies, Inc., 4.00%, 02/15/2027 (e)		2,128	1,373
Network i2i Ltd., (Mauritius),
Reg. S, (CMT Index 5 Year + 3.39%), 3.98%, 03/03/2026 (x) (aa)		2,600	2,412
Reg. S, (CMT Index 5 Year + 4.27%), 5.65%, 01/15/2025 (x) (aa)		2,400	2,365
SES SA, (Luxembourg), Reg. S, (EUR Swap Rate 5 Year + 5.40%), 5.63%, 01/29/2024 (x) (aa)	EUR	100	110
SoftBank Group Corp., (Japan),
Reg. S, 3.13%, 09/19/2025	EUR	482	513
Reg. S, 3.88%, 07/06/2032	EUR	100	94
Reg. S, 4.00%, 09/19/2029	EUR	100	101
Reg. S, 4.50%, 04/20/2025	EUR	100	110
Sprint Capital Corp.,
6.88%, 11/15/2028		743	804
8.75%, 03/15/2032		575	710
Sprint LLC,
7.13%, 06/15/2024		2,584	2,595
7.63%, 02/15/2025		1,390	1,414
Telecom Italia Capital SA, (Luxembourg),
6.00%, 09/30/2034		953	905
6.38%, 11/15/2033		447	437
7.20%, 07/18/2036		2,702	2,717
7.72%, 06/04/2038		311	317
Telecom Italia SpA, (Italy),
Reg. S, 1.63%, 01/18/2029	EUR	342	326
5.30%, 05/30/2024 (e)		600	597
Reg. S, 6.88%, 02/15/2028	EUR	127	149
Reg. S, 7.88%, 07/31/2028	EUR	228	279
Telefonica Europe BV, (Netherlands),
Reg. S, (EUR Swap Rate 8 Year + 3.62%), 6.75%, 06/07/2031 (x) (aa)	EUR	200	236
Reg. S, (EUR Swap Rate 6 Year + 4.32%), 7.13%, 08/23/2028 (x) (aa)	EUR	200	238
T-Mobile USA, Inc.,
2.25%, 02/15/2026		160	152
2.63%, 04/15/2026		36	34
3.75%, 04/15/2027		90	87
Viasat, Inc.,
5.63%, 09/15/2025 (e)		8,700	8,483

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Telecommunications — continued
5.63%, 04/15/2027 (e)		911	882
7.50%, 05/30/2031 (e)		152	119
Viavi Solutions, Inc., 3.75%, 10/01/2029 (e)		1,048	918
Vmed O2 UK Financing I plc, (United Kingdom),
Reg. S, 4.00%, 01/31/2029	GBP	100	113
4.25%, 01/31/2031 (e)		303	265
4.75%, 07/15/2031 (e)		765	683
Vodafone Group plc, (United Kingdom),
Reg. S, (EUR Swap Rate 5 Year + 3.48%), 3.00%, 08/27/2080 (aa)	EUR	100	99
Reg. S, (GBP Swap Rate 5 Year + 3.27%), 4.88%, 10/03/2078 (aa)	GBP	200	247
Reg. S, (EUR Swap Rate 5 Year + 3.49%), 6.50%, 08/30/2084 (aa)	EUR	100	118
Xiaomi Best Time International Ltd., (Hong Kong), Reg. S, 4.10%, 07/14/2051		3,100	2,210
Zayo Group Holdings, Inc.,
4.00%, 03/01/2027 (e)		13,106	10,509
6.13%, 03/01/2028 (e)		4,552	3,343

			123,036

Total Communications			322,035

Consumer Cyclical — 16.1%
Airlines — 0.7%
Air Canada, (Canada), 3.88%, 08/15/2026 (e)		1,285	1,228
Air France-KLM, (France), Reg. S, 8.13%, 05/31/2028	EUR	100	125
American Airlines, Inc.,
7.25%, 02/15/2028 (e)		850	858
8.50%, 05/15/2029 (e)		2,206	2,329
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., (Multinational),
5.50%, 04/20/2026 (e)		83	83
5.75%, 04/20/2029 (e)		4,648	4,529
British Airways 2013-1 Class A Pass Through Trust, 4.63%, 06/20/2024 (e)		77	77
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., (Cayman Islands), 5.75%, 01/20/2026 (e)		375	353
International Consolidated Airlines Group SA, (Spain), Reg. S, 3.75%, 03/25/2029	EUR	100	107
Singapore Airlines Ltd., (Singapore), Reg. S, 3.00%, 07/20/2026		2,350	2,236
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., (Cayman Islands),
8.00%, 09/20/2025 (e)		632	450
United Airlines Pass Through Trust,
Series 20-1, Class A, 5.88%, 10/15/2027		187	189
Series 20-1, Class B, 4.88%, 01/15/2026		36	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	227

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Airlines — continued
United Airlines, Inc.,
4.38%, 04/15/2026 (e)	1,215	1,184
4.63%, 04/15/2029 (e)	6,111	5,716
VistaJet Malta Finance plc / Vista Management Holding, Inc., (Multinational),
6.38%, 02/01/2030 (e)	1,775	1,239
7.88%, 05/01/2027 (e)	1,929	1,660
9.50%, 06/01/2028 (e)	575	487

		22,886

Apparel — 0.2%
Crocs, Inc.,
4.13%, 08/15/2031 (e)	163	138
4.25%, 03/15/2029 (e)	1,111	992
Hanesbrands, Inc., 4.88%, 05/15/2026 (e)	445	429
Kontoor Brands, Inc., 4.13%, 11/15/2029 (e)	500	451
Levi Strauss & Co., 3.50%, 03/01/2031 (e)	1,480	1,281
PVH Corp., 4.63%, 07/10/2025	190	186
Tapestry, Inc., 7.05%, 11/27/2025	213	218
Wolverine World Wide, Inc., 4.00%, 08/15/2029 (e)	2,875	2,257

		5,952

Auto Manufacturers — 1.1%
Daimler Truck Finance North America LLC, 5.60%, 08/08/2025 (e)	503	506
Ford Motor Co.,
3.25%, 02/12/2032	1,401	1,166
4.75%, 01/15/2043	498	413
6.10%, 08/19/2032	702	709
Ford Motor Credit Co. LLC,
2.30%, 02/10/2025	400	385
3.38%, 11/13/2025	400	383
3.66%, 09/08/2024	1,000	984
4.13%, 08/04/2025	200	195
4.27%, 01/09/2027	2,500	2,399
4.39%, 01/08/2026	908	883
4.69%, 06/09/2025	200	196
5.13%, 06/16/2025	3,077	3,037
5.58%, 03/18/2024	1,079	1,078
7.20%, 06/10/2030	2,173	2,317
7.35%, 03/06/2030	1,545	1,662
General Motors Financial Co., Inc.,
2.75%, 06/20/2025	1,000	962
4.35%, 01/17/2027	80	78
5.10%, 01/17/2024	1,000	1,000
5.40%, 04/06/2026	95	96
Series C, (CMT Index 5 Year + 5.00%), 5.70%, 09/30/2030 (x) (aa)	5	4
Hyundai Capital America,
0.80%, 01/08/2024 (e)	500	500
5.65%, 06/26/2026 (e)	156	157
5.95%, 09/21/2026 (e)	4,078	4,149
6.10%, 09/21/2028 (e)	178	185

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Auto Manufacturers — continued
JB Poindexter & Co., Inc., 8.75%, 12/15/2031 (e)		795	811
Nissan Motor Acceptance Co. LLC, 6.95%, 09/15/2026 (e)		300	310
Nissan Motor Co. Ltd., (Japan), 4.81%, 09/17/2030 (e)		700	655
PM General Purchaser LLC, 9.50%, 10/01/2028 (e)		2,510	2,545
RCI Banque SA, (France), Reg. S, (EUR Swap Rate 5 Year + 2.85%), 2.63%, 02/18/2030 (aa)	EUR	600	641
TML Holdings Pte Ltd., (Singapore),
Reg. S, 4.35%, 06/09/2026		6,650	6,287
Reg. S, 5.50%, 06/03/2024		3,200	3,173
Volkswagen Group of America Finance LLC,
5.70%, 09/12/2026 (e)		222	225
5.80%, 09/12/2025 (e)		281	283
6.00%, 11/16/2026 (e)		200	205
Volkswagen International Finance NV, (Netherlands), Reg. S, (EUR Swap Rate 9 Year + 3.96%), 3.88%, 06/17/2029 (x) (aa)	EUR	200	202
Wabash National Corp., 4.50%, 10/15/2028 (e)		76	69

			38,850

Auto Parts & Equipment — 0.7%
Adient Global Holdings Ltd., (Jersey),
Reg. S, 3.50%, 08/15/2024	EUR	15	16
4.88%, 08/15/2026 (e)		925	905
7.00%, 04/15/2028 (e)		575	594
American Axle & Manufacturing, Inc., 6.50%, 04/01/2027		775	778
Clarios Global LP / Clarios US Finance Co., (Multinational),
Reg. S, 4.38%, 05/15/2026	EUR	1,262	1,382
6.75%, 05/15/2028 (e)		2,433	2,482
8.50%, 05/15/2027 (e)		10,505	10,541
Dana Financing Luxembourg Sarl, (Luxembourg),
5.75%, 04/15/2025 (e)		74	74
Reg. S, 8.50%, 07/15/2031	EUR	137	165
Dana, Inc.,
4.25%, 09/01/2030		500	443
4.50%, 02/15/2032		575	501
5.38%, 11/15/2027		275	273
5.63%, 06/15/2028		700	690
Forvia SE, (France), Reg. S, 2.75%, 02/15/2027	EUR	185	195
Goodyear Tire & Rubber Co. (The),
5.00%, 07/15/2029		678	641
5.63%, 04/30/2033		406	364
9.50%, 05/31/2025		167	169
Grupo Antolin-Irausa SA, (Spain), Reg. S, 3.50%, 04/30/2028	EUR	100	84

SEE NOTES TO FINANCIAL STATEMENTS.

228	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Auto Parts & Equipment — continued
IHO Verwaltungs GmbH, (Germany), Reg. S, 8.75% (cash), 05/15/2028 (v)	EUR	128	154
Tenneco, Inc., 8.00%, 11/17/2028 (e)		1,859	1,587
Titan International, Inc., 7.00%, 04/30/2028		1,025	1,025
ZF Europe Finance BV, (Netherlands),
Reg. S, 2.00%, 02/23/2026	EUR	300	316
Reg. S, 6.13%, 03/13/2029	EUR	200	234
ZF Finance GmbH, (Germany), Reg. S, 5.75%, 08/03/2026	EUR	100	114

			23,727

Distribution/Wholesale — 0.2%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/2029 (e)		45	40
BCPE Empire Holdings, Inc., 7.63%, 05/01/2027 (e)		1,763	1,701
Dealer Tire LLC / DT Issuer LLC, 8.00%, 02/01/2028 (e)		186	184
H&E Equipment Services, Inc., 3.88%, 12/15/2028 (e)		3,250	2,954
Resideo Funding, Inc., 4.00%, 09/01/2029 (e)		218	190
Ritchie Bros Holdings, Inc.,
6.75%, 03/15/2028 (e)		200	206
7.75%, 03/15/2031 (e)		650	693
Windsor Holdings III LLC, 8.50%, 06/15/2030 (e)		1,100	1,150

			7,118

Entertainment — 2.3%
Allwyn Entertainment Financing UK plc, (United Kingdom),
Reg. S, 7.25%, 04/30/2030	EUR	132	153
7.88%, 04/30/2029 (e)		666	678
Banijay Entertainment SASU, (France),
Reg. S, 7.00%, 05/01/2029	EUR	125	145
8.13%, 05/01/2029 (e)		410	423
Boyne USA, Inc., 4.75%, 05/15/2029 (e)		2,344	2,204
Caesars Entertainment, Inc.,
4.63%, 10/15/2029 (e)		7,370	6,646
6.25%, 07/01/2025 (e)		860	862
7.00%, 02/15/2030 (e)		7,534	7,723
8.13%, 07/01/2027 (e)		3,594	3,685
CCM Merger, Inc., 6.38%, 05/01/2026 (e)		1,245	1,214
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op,
5.38%, 04/15/2027		242	237
5.50%, 05/01/2025 (e)		1,811	1,802
6.50%, 10/01/2028		3	3
Churchill Downs, Inc.,
4.75%, 01/15/2028 (e)		2,222	2,131
5.50%, 04/01/2027 (e)		387	383
5.75%, 04/01/2030 (e)		5,826	5,680
6.75%, 05/01/2031 (e)		1,919	1,948

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Entertainment — continued
Cirsa Finance International Sarl, (Luxembourg),
Reg. S, 4.75%, 05/22/2025	EUR	100	110
Reg. S, (ICE LIBOR EUR 3 Month + 4.50%), 8.45%, 07/31/2028 (aa)	EUR	100	112
CPUK Finance Ltd., (Jersey), Reg. S, 4.88%, 08/28/2025	GBP	100	123
Everi Holdings, Inc., 5.00%, 07/15/2029 (e)		100	91
Golden Entertainment, Inc., 7.63%, 04/15/2026 (e)		1,829	1,834
Inter Media and Communication SpA, (Italy), Reg. S, 6.75%, 02/09/2027	EUR	200	212
International Game Technology plc, (United Kingdom), 5.25%, 01/15/2029 (e)		855	838
Jacobs Entertainment, Inc., 6.75%, 02/15/2029 (e)		1,775	1,668
LHMC Finco 2 Sarl, (Luxembourg), Reg. S, 7.25% (cash), 10/02/2025 (v)	EUR	100	110
Light & Wonder International, Inc.,
7.25%, 11/15/2029 (e)		500	512
7.50%, 09/01/2031 (e)		1,949	2,032
Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029 (e)		1,573	1,177
Live Nation Entertainment, Inc.,
3.75%, 01/15/2028 (e)		410	382
4.75%, 10/15/2027 (e)		2,153	2,065
5.63%, 03/15/2026 (e)		216	214
6.50%, 05/15/2027 (e)		2,250	2,289
Lottomatica SpA, (Italy), Reg. S, 9.75%, 09/30/2027	EUR	123	147
Merlin Entertainments Ltd., (United Kingdom), 5.75%, 06/15/2026 (e)		1,555	1,539
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp., 4.88%, 05/01/2029 (e)		1,456	1,354
Motion Bondco DAC, (Ireland), 6.63%, 11/15/2027 (e)		1,347	1,245
Odeon Finco plc, (United Kingdom), 12.75%, 11/01/2027 (e)		313	318
Ontario Gaming GTA LP, (Canada), 8.00%, 08/01/2030 (e)		1,265	1,305
Penn Entertainment, Inc.,
4.13%, 07/01/2029 (e)		2,200	1,887
5.63%, 01/15/2027 (e)		2,264	2,197
Pinewood Finance Co. Ltd., (United Kingdom), Reg. S, 3.63%, 11/15/2027	GBP	100	117
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.88%, 09/01/2031 (e)		1,591	1,230
Scientific Games Holdings LP / Scientific Games US FinCo., Inc., 6.63%, 03/01/2030 (e)		2,284	2,159
SeaWorld Parks & Entertainment, Inc., 8.75%, 05/01/2025 (e)		165	166

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	229

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Entertainment — continued
Six Flags Entertainment Corp., 7.25%, 05/15/2031 (e)		5,423	5,440
Warnermedia Holdings, Inc.,
3.79%, 03/15/2025		112	110
5.14%, 03/15/2052		2,847	2,457
5.39%, 03/15/2062		1,168	1,006
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp.,
5.13%, 10/01/2029 (e)		4,872	4,599
7.13%, 02/15/2031 (e)		2,055	2,138

			79,100

Food Service — 0.1%
Aramark International Finance Sarl, (Luxembourg), Reg. S, 3.13%, 04/01/2025	EUR	693	758
Aramark Services, Inc., 5.00%, 02/01/2028 (e)		3,047	2,956
Elior Group SA, (France), Reg. S, 3.75%, 07/15/2026	EUR	100	102

			3,816

Home Builders — 1.3%
Adams Homes, Inc., 9.25%, 10/15/2028 (e)		350	355
Ashton Woods USA LLC / Ashton Woods Finance Co.,
4.63%, 08/01/2029 (e)		1,383	1,230
4.63%, 04/01/2030 (e)		500	446
6.63%, 01/15/2028 (e)		950	921
Beazer Homes USA, Inc.,
5.88%, 10/15/2027		5,850	5,714
6.75%, 03/15/2025		1,330	1,323
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, (Canada),
4.88%, 02/15/2030 (e)		4,143	3,643
5.00%, 06/15/2029 (e)		1,586	1,408
6.25%, 09/15/2027 (e)		1,550	1,502
Century Communities, Inc., 6.75%, 06/01/2027		1,125	1,138
Dream Finders Homes, Inc., 8.25%, 08/15/2028 (e)		517	547
Empire Communities Corp., (Canada), 7.00%, 12/15/2025 (e)		225	222
Forestar Group, Inc.,
3.85%, 05/15/2026 (e)		650	618
5.00%, 03/01/2028 (e)		1,475	1,420
KB Home,
4.00%, 06/15/2031		500	448
4.80%, 11/15/2029		2,000	1,911
6.88%, 06/15/2027		698	725
7.25%, 07/15/2030		600	621
LGI Homes, Inc., 8.75%, 12/15/2028 (e)		585	622
M/I Homes, Inc., 4.95%, 02/01/2028		1,218	1,172

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Home Builders — continued
Mattamy Group Corp., (Canada),
4.63%, 03/01/2030 (e)		1,580	1,464
5.25%, 12/15/2027 (e)		4,422	4,295
Meritage Homes Corp., 5.13%, 06/06/2027		653	643
Shea Homes LP / Shea Homes Funding Corp.,
4.75%, 02/15/2028		2,400	2,256
4.75%, 04/01/2029		450	414
STL Holding Co. LLC, 7.50%, 02/15/2026 (e)		1,715	1,666
Taylor Morrison Communities, Inc.,
5.13%, 08/01/2030 (e)		1,421	1,375
5.75%, 01/15/2028 (e)		700	702
5.88%, 06/15/2027 (e)		1,890	1,900
Tri Pointe Homes, Inc.,
5.25%, 06/01/2027		450	442
5.70%, 06/15/2028		1,601	1,579

			42,722

Home Furnishings — 0.1%
Leggett & Platt, Inc., 3.50%, 11/15/2027		87	82
Tempur Sealy International, Inc.,
3.88%, 10/15/2031 (e)		135	114
4.00%, 04/15/2029 (e)		2,325	2,100

			2,296

Housewares — 0.3%
CD&R Smokey Buyer, Inc., 6.75%, 07/15/2025 (e)		1,230	1,217
Scotts Miracle-Gro Co. (The),
4.00%, 04/01/2031		2,341	1,989
4.38%, 02/01/2032		1,871	1,585
4.50%, 10/15/2029		1,948	1,734
SWF Escrow Issuer Corp., 6.50%, 10/01/2029 (e)		4,655	3,346

			9,871

Leisure Time — 2.2%
Acushnet Co., 7.38%, 10/15/2028 (e)		396	413
Carnival Corp., (Panama),
4.00%, 08/01/2028 (e)		2,164	2,011
5.75%, 03/01/2027 (e)		9,552	9,328
6.00%, 05/01/2029 (e)		7,397	7,115
7.00%, 08/15/2029 (e)		744	777
7.63%, 03/01/2026 (e)		811	826
Reg. S, 7.63%, 03/01/2026	EUR	203	227
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028 (e)		11,670	12,697
Carnival plc, (United Kingdom), 1.00%, 10/28/2029	EUR	100	79
Life Time, Inc.,
5.75%, 01/15/2026 (e)		2,136	2,120
8.00%, 04/15/2026 (e)		897	906
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/2028 (e)		2,767	2,858

SEE NOTES TO FINANCIAL STATEMENTS.

230	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Leisure Time — continued
Lindblad Expeditions LLC, 6.75%, 02/15/2027 (e)		1,385	1,378
MajorDrive Holdings IV LLC, 6.38%, 06/01/2029 (e)		74	64
NCL Corp. Ltd., (Bermuda),
3.63%, 12/15/2024 (e)		261	254
5.88%, 03/15/2026 (e)		2,830	2,763
5.88%, 02/15/2027 (e)		1,175	1,165
7.75%, 02/15/2029 (e)		2,937	2,951
8.13%, 01/15/2029 (e)		557	581
8.38%, 02/01/2028 (e)		2,042	2,164
NCL Finance Ltd., (Bermuda), 6.13%, 03/15/2028 (e)		2,308	2,204
Royal Caribbean Cruises Ltd., (Liberia),
4.25%, 07/01/2026 (e)		589	569
5.38%, 07/15/2027 (e)		1,235	1,223
5.50%, 08/31/2026 (e)		949	940
5.50%, 04/01/2028 (e)		341	337
7.25%, 01/15/2030 (e)		3,994	4,172
8.25%, 01/15/2029 (e)		1,375	1,461
9.25%, 01/15/2029 (e)		900	968
11.63%, 08/15/2027 (e)		450	490
TUI Cruises GmbH, (Germany), Reg. S, 6.50%, 05/15/2026	EUR	100	109
Viking Cruises Ltd., (Bermuda),
5.88%, 09/15/2027 (e)		2,488	2,401
6.25%, 05/15/2025 (e)		500	498
7.00%, 02/15/2029 (e)		705	699
9.13%, 07/15/2031 (e)		6,546	6,976
Viking Ocean Cruises Ship VII Ltd., (Bermuda), 5.63%, 02/15/2029 (e)		2,359	2,300

			76,024

Lodging — 4.2%
Accor SA, (France), Reg. S, (EUR Swap Rate 5 Year + 3.25%), 2.63%, 01/30/2025 (x) (aa)	EUR	100	107
Boyd Gaming Corp., 4.75%, 06/15/2031 (e)		2,046	1,879
Champion Path Holdings Ltd., (British Virgin Islands),
Reg. S, 4.50%, 01/27/2026		6,752	6,279
Reg. S, 4.85%, 01/27/2028		2,900	2,478
Fortune Star BVI Ltd., (British Virgin Islands),
Reg. S, 5.00%, 05/18/2026		5,000	3,611
Reg. S, 5.05%, 01/27/2027		3,100	2,039
Reg. S, 5.95%, 10/19/2025		8,300	6,847
Reg. S, 6.85%, 07/02/2024		3,000	2,883
Genting New York LLC / GENNY Capital, Inc., 3.30%, 02/15/2026 (e)		270	246
Hilton Domestic Operating Co., Inc.,
3.63%, 02/15/2032 (e)		1,973	1,723
3.75%, 05/01/2029 (e)		835	774
4.00%, 05/01/2031 (e)		245	224
4.88%, 01/15/2030		949	920

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Lodging — continued
Las Vegas Sands Corp., 3.90%, 08/08/2029	18	17
Melco Resorts Finance Ltd., (Cayman Islands),
4.88%, 06/06/2025 (e)	1,100	1,067
Reg. S, 4.88%, 06/06/2025	3,280	3,182
5.38%, 12/04/2029 (e)	3,120	2,747
Reg. S, 5.38%, 12/04/2029	2,000	1,761
5.63%, 07/17/2027 (e)	200	185
Reg. S, 5.63%, 07/17/2027	1,800	1,669
5.75%, 07/21/2028 (e)	600	550
Reg. S, 5.75%, 07/21/2028	18,950	17,384
MGM China Holdings Ltd., (Cayman Islands),
4.75%, 02/01/2027 (e)	350	333
Reg. S, 4.75%, 02/01/2027	2,800	2,664
5.25%, 06/18/2025 (e)	2,200	2,159
Reg. S, 5.25%, 06/18/2025	6,170	6,054
5.38%, 05/15/2024 (e)	200	199
5.88%, 05/15/2026 (e)	200	195
Reg. S, 5.88%, 05/15/2026	3,600	3,519
MGM Resorts International,
4.63%, 09/01/2026	625	610
4.75%, 10/15/2028	3,876	3,693
5.50%, 04/15/2027	775	769
5.75%, 06/15/2025	475	473
6.75%, 05/01/2025	350	351
Sands China Ltd., (Cayman Islands),
2.55%, 03/08/2027	3,700	3,368
5.65%, 08/08/2028	6,000	5,953
Station Casinos LLC,
4.50%, 02/15/2028 (e)	1,578	1,487
4.63%, 12/01/2031 (e)	1,170	1,055
Studio City Co. Ltd., (British Virgin Islands), Reg. S, 7.00%, 02/15/2027	3,300	3,247
Studio City Finance Ltd., (British Virgin Islands),
Reg. S, 5.00%, 01/15/2029	1,200	1,008
Reg. S, 6.00%, 07/15/2025	6,191	6,067
Reg. S, 6.50%, 01/15/2028	1,100	1,016
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp., 5.88%, 05/15/2025 (e)	1,300	1,289
Wynn Macau Ltd., (Cayman Islands),
Reg. S, 4.88%, 10/01/2024	2,000	1,973
5.13%, 12/15/2029 (e)	729	647
Reg. S, 5.13%, 12/15/2029	650	577
5.50%, 01/15/2026 (e)	1,214	1,185
Reg. S, 5.50%, 01/15/2026	18,150	17,712
5.50%, 10/01/2027 (e)	2,130	2,011
Reg. S, 5.50%, 10/01/2027	3,400	3,210
5.63%, 08/26/2028 (e)	6,960	6,450
Reg. S, 5.63%, 08/26/2028	3,900	3,614

		141,460

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	231

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Retail — 2.5%
1011778 BC ULC / New Red Finance, Inc., (Canada),
3.50%, 02/15/2029 (e)		2,900	2,662
3.88%, 01/15/2028 (e)		240	227
4.00%, 10/15/2030 (e)		2,156	1,933
4.38%, 01/15/2028 (e)		767	733
7-Eleven, Inc., 0.80%, 02/10/2024 (e)		425	423
Arko Corp., 5.13%, 11/15/2029 (e)		1,799	1,552
Asbury Automotive Group, Inc.,
4.75%, 03/01/2030		3	3
5.00%, 02/15/2032 (e)		793	721
BCPE Ulysses Intermediate, Inc., 7.75% (cash), 04/01/2027 (e) (v)		275	256
Beacon Roofing Supply, Inc.,
4.13%, 05/15/2029 (e)		935	850
6.50%, 08/01/2030 (e)		1,446	1,479
Brinker International, Inc.,
5.00%, 10/01/2024 (e)		643	638
8.25%, 07/15/2030 (e)		1,675	1,752
Burger King France SAS, (France), Reg. S, (ICE LIBOR EUR 3 Month + 4.75%), 8.72%, 11/01/2026 (aa)	EUR	300	333
Carrols Restaurant Group, Inc., 5.88%, 07/01/2029 (e)		975	861
Constellation Automotive Financing plc, (United Kingdom), Reg. S, 4.88%, 07/15/2027	GBP	100	104
eG Global Finance plc, (United Kingdom), 12.00%, 11/30/2028 (e)		4,973	5,296
Ferrellgas LP / Ferrellgas Finance Corp.,
5.38%, 04/01/2026 (e)		300	294
5.88%, 04/01/2029 (e)		335	316
Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc.,
4.63%, 01/15/2029 (e)		3,274	2,971
6.75%, 01/15/2030 (e)		3,962	3,483
Foundation Building Materials, Inc., 6.00%, 03/01/2029 (e)		2,684	2,413
Gap, Inc. (The),
3.63%, 10/01/2029 (e)		875	748
3.88%, 10/01/2031 (e)		1,555	1,280
Goldstory SAS, (France), Reg. S, 5.38%, 03/01/2026	EUR	100	110
GYP Holdings III Corp., 4.63%, 05/01/2029 (e)		1,502	1,371
Jollibee Worldwide Pte Ltd., (Singapore), Reg. S, 4.13%, 01/24/2026		4,200	4,023
Ken Garff Automotive LLC, 4.88%, 09/15/2028 (e)		3	3
LBM Acquisition LLC, 6.25%, 01/15/2029 (e)		2,100	1,875
LCM Investments Holdings II LLC,
4.88%, 05/01/2029 (e)		5,117	4,753
8.25%, 08/01/2031 (e)		1,764	1,841

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Retail — continued
LS Finance 2017 Ltd., (British Virgin Islands), Reg. S, 4.80%, 06/18/2026		200	151
NMG Holding Co., Inc. / Neiman Marcus Group LLC, 7.13%, 04/01/2026 (e)		579	557
Park River Holdings, Inc.,
5.63%, 02/01/2029 (e)		2,900	2,317
6.75%, 08/01/2029 (e)		550	449
Patrick Industries, Inc.,
4.75%, 05/01/2029 (e)		825	751
7.50%, 10/15/2027 (e)		60	60
PetSmart, Inc. / PetSmart Finance Corp.,
4.75%, 02/15/2028 (e)		250	236
7.75%, 02/15/2029 (e)		3,789	3,685
Raising Cane's Restaurants LLC, 9.38%, 05/01/2029 (e)		646	689
Sally Holdings LLC / Sally Capital, Inc., 5.63%, 12/01/2025		2,675	2,675
Sizzling Platter LLC / Sizzling Platter Finance Corp., 8.50%, 11/28/2025 (e)		225	225
SRS Distribution, Inc.,
4.63%, 07/01/2028 (e)		3,139	2,978
6.00%, 12/01/2029 (e)		4,909	4,577
6.13%, 07/01/2029 (e)		4,542	4,306
Stonegate Pub Co. Financing 2019 plc, (United Kingdom), Reg. S, 8.00%, 07/13/2025	GBP	150	186
Suburban Propane Partners LP / Suburban Energy Finance Corp.,
5.00%, 06/01/2031 (e)		2,950	2,696
5.88%, 03/01/2027		725	722
Superior Plus LP / Superior General Partner, Inc., (Canada), 4.50%, 03/15/2029 (e)		2,006	1,860
Walgreens Boots Alliance, Inc.,
3.20%, 04/15/2030		138	122
3.45%, 06/01/2026		209	198
4.10%, 04/15/2050		659	479
4.80%, 11/18/2044		440	366
White Cap Buyer LLC, 6.88%, 10/15/2028 (e)		7,244	7,012
White Cap Parent LLC, 8.25% (cash), 03/15/2026 (e) (v)		1,350	1,344
Yum! Brands, Inc., 4.75%, 01/15/2030 (e)		752	729

			84,674

Storage/Warehousing — 0.1%
GLP China Holdings Ltd., (Hong Kong),
Reg. S, 2.95%, 03/29/2026		3,850	2,235
Reg. S, 4.97%, 02/26/2024		800	746

			2,981

Toys/Games/Hobbies — 0.1%
Mattel, Inc., 5.45%, 11/01/2041		1,867	1,672

Total Consumer Cyclical			543,149

SEE NOTES TO FINANCIAL STATEMENTS.

232	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Consumer Non-cyclical — 11.2%
Agriculture — 0.3%
BAT Capital Corp.,
3.22%, 08/15/2024		190	187
3.56%, 08/15/2027		68	65
4.70%, 04/02/2027		274	271
BAT International Finance plc, (United Kingdom), 5.93%, 02/02/2029		142	148
Darling Ingredients, Inc., 6.00%, 06/15/2030 (e)		2,720	2,722
Imperial Brands Finance plc, (United Kingdom),
3.13%, 07/26/2024 (e)		643	632
6.13%, 07/27/2027 (e)		855	879
Philip Morris International, Inc., 5.13%, 11/17/2027		193	197
Reynolds American, Inc., 4.45%, 06/12/2025		175	173
Tereos Finance Groupe I SA, (France), Reg. S, 7.25%, 04/15/2028	EUR	175	204
Vector Group Ltd., 5.75%, 02/01/2029 (e)		2,325	2,129
Viterra Finance BV, (Netherlands), 2.00%, 04/21/2026 (e)		700	650

			8,257

Beverages — 0.0% (g)
Bacardi Ltd. / Bacardi-Martini BV, (Multinational), 5.25%, 01/15/2029 (e)		179	179

Biotechnology — 0.0% (g)
Amgen, Inc.,
5.15%, 03/02/2028		241	247
5.25%, 03/02/2025		123	123
5.51%, 03/02/2026		241	241
Cidron Aida Finco Sarl, (Luxembourg), Reg. S, 6.25%, 04/01/2028	GBP	100	120
Illumina, Inc.,
5.75%, 12/13/2027		151	155
5.80%, 12/12/2025		38	38

			924

Commercial Services — 4.2%
ADT Security Corp. (The),
4.13%, 08/01/2029 (e)		1,209	1,112
4.88%, 07/15/2032 (e)		1,211	1,120
Adtalem Global Education, Inc., 5.50%, 03/01/2028 (e)		1,250	1,202
Albion Financing 1 Sarl / Aggreko Holdings, Inc., (Luxembourg), 6.13%, 10/15/2026 (e)		200	198
Allied Universal Holdco LLC / Allied Universal Finance Corp.,
6.00%, 06/01/2029 (e)		8,124	6,622
6.63%, 07/15/2026 (e)		5,713	5,683
9.75%, 07/15/2027 (e)		8,496	8,325

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
Allied Universal Holdco LLC / Allied Universal Finance Corp. / Atlas Luxco 4 Sarl, (Multinational),
Reg. S, 3.63%, 06/01/2028	EUR	160	155
4.63%, 06/01/2028 (e)		9,970	9,087
Reg. S, 4.88%, 06/01/2028	GBP	100	107
Alta Equipment Group, Inc., 5.63%, 04/15/2026 (e)		900	868
AMN Healthcare, Inc.,
4.00%, 04/15/2029 (e)		750	676
4.63%, 10/01/2027 (e)		874	827
APi Group DE, Inc.,
4.13%, 07/15/2029 (e)		1,730	1,574
4.75%, 10/15/2029 (e)		450	423
APX Group, Inc.,
5.75%, 07/15/2029 (e)		1,909	1,780
6.75%, 02/15/2027 (e)		154	154
Ashtead Capital, Inc., 5.95%, 10/15/2033 (e)		1,052	1,074
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.75%, 04/01/2028 (e)		1,450	1,335
8.00%, 02/15/2031 (e)		1,357	1,355
Avis Budget Finance plc, (Jersey), Reg. S, 4.75%, 01/30/2026	EUR	300	330
BCP V Modular Services Finance II plc, (United Kingdom),
Reg. S, 4.75%, 11/30/2028	EUR	100	102
Reg. S, 6.13%, 11/30/2028	GBP	100	114
Block, Inc.,
2.75%, 06/01/2026		1,313	1,238
3.50%, 06/01/2031		6,234	5,536
Brink's Co. (The),
4.63%, 10/15/2027 (e)		1,738	1,658
5.50%, 07/15/2025 (e)		625	622
Carriage Services, Inc., 4.25%, 05/15/2029 (e)		400	355
CoreLogic, Inc., 4.50%, 05/01/2028 (e)		3,592	3,147
eHi Car Services Ltd., (Cayman Islands), Reg. S, 7.00%, 09/21/2026		2,550	1,690
Garda World Security Corp., (Canada),
4.63%, 02/15/2027 (e)		904	870
6.00%, 06/01/2029 (e)		117	105
7.75%, 02/15/2028 (e)		2,697	2,790
9.50%, 11/01/2027 (e)		791	798
Gartner, Inc.,
3.75%, 10/01/2030 (e)		749	662
4.50%, 07/01/2028 (e)		664	630
Global Payments, Inc.,
2.65%, 02/15/2025		47	46
4.45%, 06/01/2028		155	151
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/2031 (e)		7,614	8,046
Herc Holdings, Inc., 5.50%, 07/15/2027 (e)		2,927	2,889

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	233

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Commercial Services — continued
Hertz Corp. (The),
4.63%, 12/01/2026 (e)		400	359
5.00%, 12/01/2029 (e)		825	677
India Toll Roads, (Mauritius), Reg. S, 5.50%, 08/19/2024		7,300	7,156
La Financiere Atalian SASU, (France), Reg. S, 5.13%, 05/15/2025	EUR	200	162
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/2026 (e)		41	41
Mersin Uluslararasi Liman Isletmeciligi A/S, (Turkey), 8.25%, 11/15/2028 (e)		1,900	1,978
Metis Merger Sub LLC, 6.50%, 05/15/2029 (e)		4,385	3,965
MPH Acquisition Holdings LLC, 5.50%, 09/01/2028 (e)		2,000	1,791
Neptune Bidco US, Inc., 9.29%, 04/15/2029 (e)		1,701	1,586
NESCO Holdings II, Inc., 5.50%, 04/15/2029 (e)		2,261	2,091
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.25%, 01/15/2028 (e)		2,319	2,307
Q-Park Holding I BV, (Netherlands), Reg. S, 1.50%, 03/01/2025	EUR	100	108
Rekeep SpA, (Italy), Reg. S, 7.25%, 02/01/2026	EUR	200	197
Royal Capital BV, (Netherlands),
Reg. S, (CMT Index 5 Year + 5.93%), 4.88%, 05/05/2024 (x) (aa)		1,131	1,121
Reg. S, (CMT Index 5 Year + 7.40%), 5.00%, 02/05/2026 (x) (aa)		6,150	5,996
Sabre GLBL, Inc., 8.63%, 06/01/2027 (e)		2,344	2,129
Service Corp. International,
3.38%, 08/15/2030		770	671
4.00%, 05/15/2031		3,102	2,778
Shift4 Payments LLC / Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/2026 (e)		2,480	2,412
Sotheby's, 7.38%, 10/15/2027 (e)		5,938	5,725
Sotheby's / Bidfair Holdings, Inc., 5.88%, 06/01/2029 (e)		299	261
Techem Verwaltungsgesellschaft 674 mbH, (Germany), Reg. S, 6.00%, 07/30/2026	EUR	176	193
Techem Verwaltungsgesellschaft 675 mbH, (Germany), Reg. S, 2.00%, 07/15/2025	EUR	200	216
Triton Container International Ltd., (Bermuda),
1.15%, 06/07/2024 (e)		448	437
2.05%, 04/15/2026 (e)		400	366
United Rentals North America, Inc.,
3.75%, 01/15/2032		1,750	1,554
3.88%, 02/15/2031		895	813
4.88%, 01/15/2028		2,025	1,975

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Commercial Services — continued
5.25%, 01/15/2030		425	420
6.00%, 12/15/2029 (e)		7,690	7,808
Verisure Holding AB, (Sweden), Reg. S, 9.25%, 10/15/2027	EUR	316	374
Verscend Escrow Corp., 9.75%, 08/15/2026 (e)		6,775	6,821
VT Topco, Inc., 8.50%, 08/15/2030 (e)		525	546
Williams Scotsman, Inc., 4.63%, 08/15/2028 (e)		1,309	1,235

			141,725

Cosmetics/Personal Care — 0.0% (g)
Coty, Inc., Reg. S, 5.75%, 09/15/2028	EUR	100	116
Coty, Inc. / HFC Prestige Products, Inc. / HFC Prestige International US LLC,
4.75%, 01/15/2029 (e)		62	59
6.63%, 07/15/2030 (e)		1,167	1,201

			1,376

Food — 1.8%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC,
3.25%, 03/15/2026 (e)		195	184
3.50%, 03/15/2029 (e)		2,702	2,455
4.63%, 01/15/2027 (e)		453	440
4.88%, 02/15/2030 (e)		1,478	1,416
6.50%, 02/15/2028 (e)		1,252	1,265
B&G Foods, Inc.,
5.25%, 04/01/2025		623	613
5.25%, 09/15/2027		3,271	2,969
8.00%, 09/15/2028 (e)		1,305	1,370
Bellis Acquisition Co. plc, (United Kingdom),
Reg. S, 3.25%, 02/16/2026	GBP	300	354
Reg. S, 4.50%, 02/16/2026	GBP	263	317
C&S Group Enterprises LLC, 5.00%, 12/15/2028 (e)		550	442
China Modern Dairy Holdings Ltd., (Cayman Islands), Reg. S, 2.13%, 07/14/2026		6,300	5,582
Chobani LLC / Chobani Finance Corp., Inc.,
4.63%, 11/15/2028 (e)		4,457	4,166
7.50%, 04/15/2025 (e)		5,873	5,844
Conagra Brands, Inc., 5.30%, 10/01/2026		134	136
Darling Global Finance BV, (Netherlands), Reg. S, 3.63%, 05/15/2026	EUR	300	327
FPC Resources Ltd., (British Virgin Islands), Reg. S, 4.38%, 09/11/2027		300	287
Indofood CBP Sukses Makmur Tbk. PT, (Indonesia), Reg. S, 4.75%, 06/09/2051		3,300	2,666
JGSH Philippines Ltd., (British Virgin Islands), Reg. S, 4.13%, 07/09/2030		6,350	5,912
Kraft Heinz Foods Co., 7.13%, 08/01/2039 (e)		500	594
Lamb Weston Holdings, Inc.,
4.13%, 01/31/2030 (e)		413	381
4.38%, 01/31/2032 (e)		4,171	3,806
4.88%, 05/15/2028 (e)		72	71

SEE NOTES TO FINANCIAL STATEMENTS.

234	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Food — continued
Market Bidco Finco plc, (United Kingdom), Reg. S, 5.50%, 11/04/2027	GBP	177	199
Performance Food Group, Inc.,
4.25%, 08/01/2029 (e)		666	611
5.50%, 10/15/2027 (e)		1,895	1,867
Picard Groupe SAS, (France), Reg. S, 3.88%, 07/01/2026	EUR	100	107
Pilgrim's Pride Corp.,
3.50%, 03/01/2032		2,600	2,198
4.25%, 04/15/2031		8,148	7,360
Post Holdings, Inc.,
4.50%, 09/15/2031 (e)		1,905	1,708
4.63%, 04/15/2030 (e)		1,405	1,293
5.50%, 12/15/2029 (e)		950	915
Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed, 4.63%, 03/01/2029 (e)		1,139	986
United Natural Foods, Inc., 6.75%, 10/15/2028 (e)		123	100
US Foods, Inc.,
4.75%, 02/15/2029 (e)		1,879	1,785
7.25%, 01/15/2032 (e)		1,051	1,096

			61,822

Healthcare — Products — 1.0%
Avantor Funding, Inc.,
Reg. S, 2.63%, 11/01/2025	EUR	1,081	1,166
Reg. S, 3.88%, 07/15/2028	EUR	100	108
3.88%, 11/01/2029 (e)		983	892
4.63%, 07/15/2028 (e)		1,663	1,607
Bausch & Lomb Escrow Corp., (Canada), 8.38%, 10/01/2028 (e)		8,039	8,480
Baxter International, Inc., 1.32%, 11/29/2024		173	166
Embecta Corp.,
5.00%, 02/15/2030 (e)		850	721
6.75%, 02/15/2030 (e)		625	544
Garden Spinco Corp., 8.63%, 07/20/2030 (e)		942	1,008
GE HealthCare Technologies, Inc., 5.60%, 11/15/2025		125	126
Medline Borrower LP,
3.88%, 04/01/2029 (e)		5,608	5,070
5.25%, 10/01/2029 (e)		11,762	11,084
Stryker Corp., 4.85%, 12/08/2028		68	69
Teleflex, Inc., 4.25%, 06/01/2028 (e)		1,284	1,218

			32,259

Healthcare — Services — 2.5%
Acadia Healthcare Co., Inc., 5.00%, 04/15/2029 (e)		126	121
AHP Health Partners, Inc., 5.75%, 07/15/2029 (e)		2,642	2,289
Catalent Pharma Solutions, Inc.,
Reg. S, 2.38%, 03/01/2028	EUR	200	192
3.13%, 02/15/2029 (e)		848	742

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare — Services — continued
3.50%, 04/01/2030 (e)		2,525	2,198
5.00%, 07/15/2027 (e)		1,103	1,069
Centene Corp.,
2.45%, 07/15/2028		159	142
4.25%, 12/15/2027		666	642
Charles River Laboratories International, Inc.,
4.00%, 03/15/2031 (e)		15	13
4.25%, 05/01/2028 (e)		1,363	1,296
CHS / Community Health Systems, Inc.,
4.75%, 02/15/2031 (e)		4,023	3,175
5.25%, 05/15/2030 (e)		3,556	2,982
5.63%, 03/15/2027 (e)		700	651
6.00%, 01/15/2029 (e)		561	505
Clariane SE, (France), Reg. S, (UK Gilts 5 Year + 9.08%), 4.13%, 03/15/2024 (x) (aa)	GBP	200	135
DaVita, Inc.,
3.75%, 02/15/2031 (e)		4,982	4,091
4.63%, 06/01/2030 (e)		3,475	3,031
Encompass Health Corp.,
4.50%, 02/01/2028		55	53
4.63%, 04/01/2031		1,271	1,169
4.75%, 02/01/2030		984	927
Ephios Subco 3 Sarl, (Luxembourg), Reg. S, 7.88%, 01/31/2031	EUR	134	153
Fortrea Holdings, Inc., 7.50%, 07/01/2030 (e)		876	900
HCA, Inc.,
5.25%, 04/15/2025		500	500
7.05%, 12/01/2027		950	1,012
7.50%, 11/06/2033		1,650	1,860
HealthEquity, Inc., 4.50%, 10/01/2029 (e)		3,394	3,153
Humana, Inc., 5.70%, 03/13/2026		102	102
IQVIA, Inc.,
Reg. S, 1.75%, 03/15/2026	EUR	200	212
Reg. S, 2.25%, 03/15/2029	EUR	100	101
5.00%, 10/15/2026 (e)		397	393
5.00%, 05/15/2027 (e)		200	196
6.25%, 02/01/2029 (e)		1,776	1,856
6.50%, 05/15/2030 (e)		778	800
Legacy LifePoint Health LLC, 4.38%, 02/15/2027 (e)		620	573
LifePoint Health, Inc.,
5.38%, 01/15/2029 (e)		2,650	1,964
9.88%, 08/15/2030 (e)		1,463	1,478
11.00%, 10/15/2030 (e)		2,693	2,836
ModivCare, Inc., 5.88%, 11/15/2025 (e)		1,664	1,643
Molina Healthcare, Inc.,
3.88%, 11/15/2030 (e)		334	300
3.88%, 05/15/2032 (e)		966	845
4.38%, 06/15/2028 (e)		217	205
Prime Healthcare Services, Inc., 7.25%, 11/01/2025 (e)		2,640	2,574
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.75%, 12/01/2026 (e)		4,621	4,593

DECEMBER 31, 2023	SIX CIRCLES TRUST	235

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Healthcare — Services — continued
Star Parent, Inc., 9.00%, 10/01/2030 (e)		4,547	4,792
Surgery Center Holdings, Inc.,
6.75%, 07/01/2025 (e)		427	426
10.00%, 04/15/2027 (e)		2,518	2,543
Tenet Healthcare Corp.,
4.25%, 06/01/2029		3,279	3,055
4.38%, 01/15/2030		9,955	9,227
4.88%, 01/01/2026		376	372
5.13%, 11/01/2027		4,525	4,423
6.13%, 10/01/2028		2,022	2,016
6.13%, 06/15/2030		439	444
6.75%, 05/15/2031 (e)		3,715	3,797

			84,767

Household Products/Wares — 0.2%
ACCO Brands Corp., 4.25%, 03/15/2029 (e)		1,915	1,727
Central Garden & Pet Co.,
4.13%, 10/15/2030		79	72
5.13%, 02/01/2028		360	350
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.,
5.00%, 12/31/2026 (e)		450	439
7.00%, 12/31/2027 (e)		1,625	1,552
Spectrum Brands, Inc., 3.88%, 03/15/2031 (e)		1,691	1,540

			5,680

Pharmaceuticals — 1.2%
1375209 BC Ltd., (Canada), 9.00%, 01/30/2028 (e)		1,308	1,275
AdaptHealth LLC,
4.63%, 08/01/2029 (e)		2,375	1,832
5.13%, 03/01/2030 (e)		1,200	937
6.13%, 08/01/2028 (e)		965	833
Bausch Health Americas, Inc., 8.50%, 01/31/2027 (e)		125	69
Bausch Health Cos., Inc., (Canada),
5.00%, 01/30/2028 (e)		2,125	967
5.00%, 02/15/2029 (e)		3,800	1,651
5.25%, 01/30/2030 (e)		4,610	2,125
5.25%, 02/15/2031 (e)		2,370	1,021
6.25%, 02/15/2029 (e)		6,918	3,062
7.00%, 01/15/2028 (e)		450	196
Bayer AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 3.75%), 4.50%, 03/25/2082 (aa)	EUR	200	210
Bayer US Finance II LLC,
4.25%, 12/15/2025 (e)		300	292
4.38%, 12/15/2028 (e)		311	296
Bayer US Finance LLC, 6.25%, 01/21/2029 (e)		400	409
Cheplapharm Arzneimittel GmbH, (Germany),
5.50%, 01/15/2028 (e)		2,033	1,924
Reg. S, 7.50%, 05/15/2030	EUR	339	398

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Healthcare — Services — continued
Grifols SA, (Spain), Reg. S, 3.88%, 10/15/2028	EUR	100	101
Gruenenthal GmbH, (Germany), Reg. S, 4.13%, 05/15/2028	EUR	100	109
Health & Happiness H&H International Holdings Ltd., (Cayman Islands),
Reg. S, 5.63%, 10/24/2024		5,250	5,060
Reg. S, 13.50%, 06/26/2026		600	576
Jazz Securities DAC, (Ireland), 4.38%, 01/15/2029 (e)		1,678	1,563
Option Care Health, Inc., 4.38%, 10/31/2029 (e)		957	865
Organon & Co. / Organon Foreign Debt Co-Issuer BV,
4.13%, 04/30/2028 (e)		1,798	1,655
5.13%, 04/30/2031 (e)		5,133	4,389
P&L Development LLC / PLD Finance Corp., 7.75%, 11/15/2025 (e)		1,633	1,327
PRA Health Sciences, Inc., 2.88%, 07/15/2026 (e)		1,242	1,165
Teva Pharmaceutical Finance Netherlands II BV, (Netherlands),
4.38%, 05/09/2030	EUR	283	293
7.38%, 09/15/2029	EUR	200	241
Teva Pharmaceutical Finance Netherlands III BV, (Netherlands),
3.15%, 10/01/2026		3,005	2,782
7.13%, 01/31/2025		200	202
7.88%, 09/15/2029		1,962	2,113
8.13%, 09/15/2031		1,248	1,363

			41,301

Total Consumer Non-cyclical			378,290

Diversified — 0.1%
Holding Companies — Diversified — 0.1%
San Miguel Corp., (Philippines), Reg. S, (CMT Index 5 Year + 10.24%), 5.50%, 07/29/2025 (x) (aa)		3,350	3,099

Energy — 11.1%
Coal — 0.3%
Adaro Indonesia PT, (Indonesia), Reg. S, 4.25%, 10/31/2024		6,150	5,988
Alliance Resource Operating Partners LP / Alliance Resource Finance Corp., 7.50%, 05/01/2025 (e)		290	289
Conuma Resources Ltd., (Canada), 13.13%, 05/01/2028 (e)		784	754
Coronado Finance Pty Ltd., (Australia), 10.75%, 05/15/2026 (e)		804	838
Indika Energy Capital IV Pte Ltd., (Singapore), Reg. S, 8.25%, 10/22/2025		3,350	3,353

			11,222

SEE NOTES TO FINANCIAL STATEMENTS.

236	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Energy—Alternate Sources — 1.3%
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energ, (India), Reg. S, 6.25%, 12/10/2024		4,300	4,246
Continuum Energy Levanter Pte Ltd., (Singapore), Reg. S, 4.50%, 02/09/2027		2,050	1,923
Cullinan Holdco Scsp, (Luxembourg), Reg. S, 4.63%, 10/15/2026	EUR	101	87
Greenko Dutch BV, (Netherlands),
3.85%, 03/29/2026 (e)		185	172
Reg. S, 3.85%, 03/29/2026		11,840	11,012
Greenko Solar Mauritius Ltd., (Mauritius), Reg. S, 5.55%, 01/29/2025		5,850	5,701
Greenko Wind Projects Mauritius Ltd., (Mauritius),
5.50%, 04/06/2025 (e)		7,200	7,024
Reg. S, 5.50%, 04/06/2025		1,300	1,268
India Cleantech Energy, (Mauritius), Reg. S, 4.70%, 08/10/2026		4,420	4,011
India Green Energy Holdings, (Mauritius), Reg. S, 5.38%, 04/29/2024		6,000	5,940
India Green Power Holdings, (Mauritius), Reg. S, 4.00%, 02/22/2027		1,000	914

			42,298

Oil & Gas — 6.0%
Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2026 (e)		3,772	3,791
Aker BP ASA, (Norway), 2.00%, 07/15/2026 (e)		212	195
Antero Resources Corp.,
5.38%, 03/01/2030 (e)		2,520	2,415
7.63%, 02/01/2029 (e)		375	385
Apache Corp.,
4.38%, 10/15/2028		450	426
5.35%, 07/01/2049		603	502
Ascent Resources Utica Holdings LLC / ARU Finance Corp.,
5.88%, 06/30/2029 (e)		3,682	3,420
7.00%, 11/01/2026 (e)		1,025	1,032
8.25%, 12/31/2028 (e)		5,073	5,101
9.00%, 11/01/2027 (e)		1,629	2,052
Athabasca Oil Corp., (Canada), 9.75%, 11/01/2026 (e)		2,469	2,595
Baytex Energy Corp., (Canada), 8.50%, 04/30/2030 (e)		1,589	1,644
Borr IHC Ltd. / Borr Finance LLC, (Multinational),
10.00%, 11/15/2028 (e)		1,686	1,754
10.38%, 11/15/2030 (e)		877	903
California Resources Corp., 7.13%, 02/01/2026 (e)		236	239

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Oil & Gas — continued
Callon Petroleum Co.,
6.38%, 07/01/2026	1,716	1,708
7.50%, 06/15/2030 (e)	1,499	1,512
8.00%, 08/01/2028 (e)	3,043	3,110
Canadian Natural Resources Ltd., (Canada), 3.85%, 06/01/2027	100	97
Chesapeake Energy Corp.,
5.50%, 02/01/2026 (e)	500	496
5.88%, 02/01/2029 (e)	835	818
6.75%, 04/15/2029 (e)	2,650	2,675
Chord Energy Corp., 6.38%, 06/01/2026 (e)	156	156
CITGO Petroleum Corp.,
6.38%, 06/15/2026 (e)	425	424
7.00%, 06/15/2025 (e)	3,414	3,407
8.38%, 01/15/2029 (e)	2,286	2,351
Civitas Resources, Inc.,
5.00%, 10/15/2026 (e)	250	242
8.38%, 07/01/2028 (e)	5,032	5,254
8.63%, 11/01/2030 (e)	2,366	2,509
8.75%, 07/01/2031 (e)	4,843	5,157
CNX Resources Corp.,
7.25%, 03/14/2027 (e)	2,089	2,108
7.38%, 01/15/2031 (e)	746	751
Comstock Resources, Inc.,
5.88%, 01/15/2030 (e)	4,383	3,800
6.75%, 03/01/2029 (e)	3,889	3,557
Continental Resources, Inc.,
2.27%, 11/15/2026 (e)	665	612
3.80%, 06/01/2024	450	446
4.38%, 01/15/2028	275	267
Crescent Energy Finance LLC,
7.25%, 05/01/2026 (e)	4,138	4,162
9.25%, 02/15/2028 (e)	4,435	4,601
CrownRock LP / CrownRock Finance, Inc.,
5.00%, 05/01/2029 (e)	206	201
5.63%, 10/15/2025 (e)	678	677
Devon Energy Corp., 5.25%, 10/15/2027	415	417
Diamond Foreign Asset Co. / Diamond Finance LLC, (Cayman Islands), 8.50%, 10/01/2030 (e)	1,445	1,476
Endeavor Energy Resources LP / EER Finance, Inc., 5.75%, 01/30/2028 (e)	1,765	1,767
EnQuest plc, (United Kingdom), 11.63%, 11/01/2027 (e)	200	191
EQT Corp.,
3.13%, 05/15/2026 (e)	353	335
3.90%, 10/01/2027	326	312
6.13%, 02/01/2025	208	209
Gulfport Energy Corp., 8.00%, 05/17/2026 (e)	371	375
Harbour Energy plc, (United Kingdom), 5.50%, 10/15/2026 (e)	264	258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	237

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
HF Sinclair Corp., 5.00%, 02/01/2028 (e)	424	409
Hilcorp Energy I LP / Hilcorp Finance Co.,
5.75%, 02/01/2029 (e)	2,067	1,998
6.00%, 04/15/2030 (e)	350	339
6.00%, 02/01/2031 (e)	3,913	3,774
6.25%, 11/01/2028 (e)	786	783
6.25%, 04/15/2032 (e)	1,150	1,106
8.38%, 11/01/2033 (e)	4,319	4,576
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026 (e)	243	237
Matador Resources Co.,
5.88%, 09/15/2026	1,218	1,209
6.88%, 04/15/2028 (e)	1,568	1,591
Medco Maple Tree Pte Ltd., (Singapore), 8.96%, 04/27/2029 (e)	4,400	4,462
Medco Oak Tree Pte Ltd., (Singapore), Reg. S, 7.38%, 05/14/2026	7,719	7,648
MEG Energy Corp., (Canada), 5.88%, 02/01/2029 (e)	925	899
Nabors Industries Ltd., (Bermuda),
7.25%, 01/15/2026 (e)	415	399
7.50%, 01/15/2028 (e)	5,267	4,576
Nabors Industries, Inc.,
5.75%, 02/01/2025	3,991	3,990
7.38%, 05/15/2027 (e)	2,313	2,266
9.13%, 01/31/2030 (e)	2,845	2,856
Noble Finance II LLC, 8.00%, 04/15/2030 (e)	1,770	1,847
Northern Oil and Gas, Inc.,
8.13%, 03/01/2028 (e)	6,188	6,265
8.75%, 06/15/2031 (e)	1,376	1,432
Occidental Petroleum Corp.,
5.88%, 09/01/2025	715	719
6.38%, 09/01/2028	510	537
7.88%, 09/15/2031	500	569
Ovintiv, Inc.,
5.38%, 01/01/2026	250	250
5.65%, 05/15/2028	250	255
Parkland Corp., (Canada),
4.50%, 10/01/2029 (e)	2,300	2,108
4.63%, 05/01/2030 (e)	700	644
Patterson-UTI Energy, Inc.,
3.95%, 02/01/2028	431	402
7.15%, 10/01/2033	465	494
PBF Holding Co. LLC / PBF Finance Corp., 7.88%, 09/15/2030 (e)	1,065	1,085
PDC Energy, Inc., 5.75%, 05/15/2026	830	829
Permian Resources Operating LLC,
5.38%, 01/15/2026 (e)	54	53
5.88%, 07/01/2029 (e)	4,332	4,224
6.88%, 04/01/2027 (e)	1,135	1,134
7.00%, 01/15/2032 (e)	2,666	2,748
7.75%, 02/15/2026 (e)	1,286	1,309

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Oil & Gas — continued
8.00%, 04/15/2027 (e)		1,727	1,788
9.88%, 07/15/2031 (e)		1,357	1,508
Petroleos Mexicanos, (Mexico), 6.49%, 01/23/2027		549	515
Petron Corp., (Philippines), Reg. S, (CMT Index 5 Year + 7.57%), 5.95%, 04/19/2026 (x) (aa)		3,500	3,256
Precision Drilling Corp., (Canada), 6.88%, 01/15/2029 (e)		1,935	1,866
Range Resources Corp.,
4.75%, 02/15/2030 (e)		150	139
4.88%, 05/15/2025		801	791
Repsol International Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.41%), 4.25%, 09/11/2028 (x) (aa)	EUR	185	199
Rockcliff Energy II LLC, 5.50%, 10/15/2029 (e)		2,071	1,957
Saka Energi Indonesia PT, (Indonesia), Reg. S, 4.45%, 05/05/2024		797	789
Santos Finance Ltd., (Australia), 6.88%, 09/19/2033 (e)		200	212
Seadrill Finance Ltd., (Bermuda), 8.38%, 08/01/2030 (e)		910	949
Sitio Royalties Operating Partnership LP / Sitio Finance Corp., 7.88%, 11/01/2028 (e)		1,918	1,988
SM Energy Co.,
5.63%, 06/01/2025		415	409
6.50%, 07/15/2028		782	782
6.63%, 01/15/2027		25	25
Southwestern Energy Co.,
4.75%, 02/01/2032		2,392	2,213
5.38%, 02/01/2029		1,422	1,388
5.38%, 03/15/2030		3,054	2,984
8.38%, 09/15/2028		250	259
Suncor Energy, Inc., (Canada), 7.88%, 06/15/2026		145	154
Sunoco LP / Sunoco Finance Corp.,
4.50%, 05/15/2029		1,375	1,276
4.50%, 04/30/2030		775	717
5.88%, 03/15/2028		320	320
7.00%, 09/15/2028 (e)		876	904
Tengizchevroil Finance Co. International Ltd., (Bermuda), 2.63%, 08/15/2025 (e)		200	188
Transocean Aquila Ltd., (Cayman Islands), 8.00%, 09/30/2028 (e)		581	590
Transocean Titan Financing Ltd., (Cayman Islands), 8.38%, 02/01/2028 (e)		1,225	1,271
Transocean, Inc., (Cayman Islands),
7.25%, 11/01/2025 (e)		150	148
7.50%, 01/15/2026 (e)		2,425	2,383
8.00%, 02/01/2027 (e)		1,707	1,664
8.75%, 02/15/2030 (e)		4,153	4,340
11.50%, 01/30/2027 (e)		3,505	3,663

SEE NOTES TO FINANCIAL STATEMENTS.

238	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Oil & Gas — continued
Valaris Ltd., (Bermuda), 8.38%, 04/30/2030 (e)	4,761	4,878
Vermilion Energy, Inc., (Canada), 6.88%, 05/01/2030 (e)	197	189
Vital Energy, Inc.,
9.50%, 01/15/2025	46	46
9.75%, 10/15/2030	1,870	1,941
10.13%, 01/15/2028	1,472	1,512

		203,115

Oil & Gas Services — 0.5%
Archrock Partners LP / Archrock Partners Finance Corp.,
6.25%, 04/01/2028 (e)	4,192	4,129
6.88%, 04/01/2027 (e)	1,935	1,940
Enerflex Ltd., (Canada), 9.00%, 10/15/2027 (e)	786	764
Oceaneering International, Inc., 6.00%, 02/01/2028 (e)	295	286
USA Compression Partners LP / USA Compression Finance Corp.,
6.88%, 04/01/2026	1,967	1,958
6.88%, 09/01/2027	2,402	2,374
Weatherford International Ltd., (Bermuda),
6.50%, 09/15/2028 (e)	972	1,002
8.63%, 04/30/2030 (e)	2,126	2,219
Welltec International ApS, (Denmark), 8.25%, 10/15/2026 (e)	200	203

		14,875

Pipelines — 3.0%
Antero Midstream Partners LP / Antero Midstream Finance Corp.,
5.38%, 06/15/2029 (e)	2,512	2,418
5.75%, 03/01/2027 (e)	1,531	1,519
5.75%, 01/15/2028 (e)	2,146	2,124
7.88%, 05/15/2026 (e)	450	461
Buckeye Partners LP,
3.95%, 12/01/2026	88	83
5.60%, 10/15/2044	46	35
5.85%, 11/15/2043	17	14
Cheniere Corpus Christi Holdings LLC, 5.88%, 03/31/2025	1,019	1,021
Cheniere Energy Partners LP, 4.00%, 03/01/2031	1,550	1,407
Cheniere Energy, Inc., 4.63%, 10/15/2028	1,758	1,714
CNX Midstream Partners LP, 4.75%, 04/15/2030 (e)	1,355	1,218
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026 (e)	500	512
CQP Holdco LP / BIP-V Chinook Holdco LLC, 5.50%, 06/15/2031 (e)	4,660	4,415
DCP Midstream Operating LP, 5.38%, 07/15/2025	161	161

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Pipelines — continued
DT Midstream, Inc.,
4.13%, 06/15/2029 (e)	2,466	2,269
4.38%, 06/15/2031 (e)	171	154
Enbridge, Inc., (Canada),
5.90%, 11/15/2026	96	98
6.00%, 11/15/2028	80	84
(CMT Index 5 Year + 4.43%), 8.50%, 01/15/2084 (aa)	891	948
Energy Transfer LP,
5.63%, 05/01/2027 (e)	161	161
6.00%, 02/01/2029 (e)	1,717	1,732
7.38%, 02/01/2031 (e)	674	708
8.00%, 04/01/2029 (e)	450	468
Series H, (CMT Index 5 Year + 5.69%), 6.50%, 11/15/2026 (x) (aa)	2,073	1,970
EnLink Midstream LLC,
5.38%, 06/01/2029	260	254
5.63%, 01/15/2028 (e)	2,961	2,928
6.50%, 09/01/2030 (e)	512	523
EnLink Midstream Partners LP, 5.60%, 04/01/2044	103	90
EQM Midstream Partners LP,
4.50%, 01/15/2029 (e)	11	10
4.75%, 01/15/2031 (e)	248	231
6.00%, 07/01/2025 (e)	74	74
7.50%, 06/01/2027 (e)	1,225	1,260
7.50%, 06/01/2030 (e)	1,333	1,433
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/2027 (e)	680	706
Genesis Energy LP / Genesis Energy Finance Corp.,
7.75%, 02/01/2028	339	340
8.25%, 01/15/2029	815	838
8.88%, 04/15/2030	879	908
Global Partners LP / GLP Finance Corp., 7.00%, 08/01/2027	600	587
Hess Midstream Operations LP, 4.25%, 02/15/2030 (e)	1,480	1,362
Howard Midstream Energy Partners LLC, 8.88%, 07/15/2028 (e)	1,535	1,611
ITT Holdings LLC, 6.50%, 08/01/2029 (e)	2,449	2,167
Kinetik Holdings LP,
5.88%, 06/15/2030 (e)	1,355	1,329
6.63%, 12/15/2028 (e)	415	423
New Fortress Energy, Inc., 6.75%, 09/15/2025 (e)	823	816
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 02/01/2026 (e)	1,718	1,735
NuStar Logistics LP,
6.00%, 06/01/2026	625	624
6.38%, 10/01/2030	13	13
Plains All American Pipeline LP / PAA Finance Corp., 3.60%, 11/01/2024	121	119

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	239

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Pipelines — continued
Rockies Express Pipeline LLC,
3.60%, 05/15/2025 (e)		1,000	968
4.95%, 07/15/2029 (e)		183	175
7.50%, 07/15/2038 (e)		2,825	2,852
Sabal Trail Transmission LLC, 4.25%, 05/01/2028 (e)		425	412
Sabine Pass Liquefaction LLC,
5.75%, 05/15/2024		100	100
5.88%, 06/30/2026		250	255
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.,
5.50%, 01/15/2028 (e)		3,492	3,300
6.00%, 03/01/2027 (e)		836	818
6.00%, 12/31/2030 (e)		3	3
6.00%, 09/01/2031 (e)		2,414	2,230
7.50%, 10/01/2025 (e)		250	251
Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
6.50%, 07/15/2027		244	247
6.88%, 01/15/2029		304	314
Venture Global Calcasieu Pass LLC,
3.88%, 08/15/2029 (e)		3,023	2,745
3.88%, 11/01/2033 (e)		3,013	2,556
4.13%, 08/15/2031 (e)		1,650	1,453
6.25%, 01/15/2030 (e)		450	448
Venture Global LNG, Inc.,
8.13%, 06/01/2028 (e)		3,459	3,493
8.38%, 06/01/2031 (e)		6,770	6,772
9.50%, 02/01/2029 (e)		13,292	14,062
9.88%, 02/01/2032 (e)		7,793	8,118
Western Midstream Operating LP,
4.65%, 07/01/2026		360	354
5.25%, 02/01/2050		3,552	3,186
5.30%, 03/01/2048		624	544
5.45%, 04/01/2044		53	48
5.50%, 08/15/2048		463	412

			102,191

Total Energy			373,701

Financial — 14.4%
Banks — 4.3%
ABN AMRO Bank NV, (Netherlands),
4.75%, 07/28/2025 (e)		700	686
(CMT Index 1 Year + 1.65%), 6.34%, 09/18/2027 (e) (aa)		200	204
AIB Group plc, (Ireland),
(ICE LIBOR USD 3 Month + 1.87%), 4.26%, 04/10/2025 (e) (aa)		683	679
Reg. S, (EUR Swap Rate 5 Year + 5.70%), 5.25%, 10/09/2024 (x) (aa)	EUR	359	391
(United States SOFR + 2.33%), 6.61%, 09/13/2029 (e) (aa)		200	211
Banca Monte dei Paschi di Siena SpA, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 3.21%), 6.75%, 03/02/2026 (aa)	EUR	100	113

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Banco Bilbao Vizcaya Argentaria SA, (Spain), Reg. S, (EUR Swap Rate 5 Year + 6.04%), 6.00%, 03/29/2024 (x) (aa)	EUR	400	440
Banco BPM SpA, (Italy),
Reg. S, (EUR Swap Rate 5 Year + 3.40%), 3.38%, 01/19/2032 (aa)	EUR	214	223
Reg. S, (EUR Swap Rate 5 Year + 4.67%), 4.25%, 10/01/2029 (aa)	EUR	100	110
Reg. S, (ICE LIBOR EUR 3 Month + 2.80%), 6.00%, 06/14/2028 (aa)	EUR	200	231
Banco de Credito Social Cooperativo SA, (Spain), Reg. S, (ICE EURIBOR Swap Rate 1 Year + 4.27%), 7.50%, 09/14/2029 (aa)	EUR	200	231
Banco de Sabadell SA, (Spain),
Reg. S, (EUR Swap Rate 5 Year + 2.95%), 2.50%, 04/15/2031 (aa)	EUR	200	208
Reg. S, (EUR Swap Rate 1 Year + 2.40%), 5.25%, 02/07/2029 (aa)	EUR	100	114
Reg. S, (EUR Swap Rate 5 Year + 3.15%), 6.00%, 08/16/2033 (aa)	EUR	100	112
Banco Santander SA, (Spain), 6.92%, 08/08/2033		1,000	1,068
Bangkok Bank PCL, (Thailand),
Reg. S, (CMT Index 5 Year + 1.90%), 3.73%, 09/25/2034 (aa)		3,550	3,147
Reg. S, (CMT Index 5 Year + 4.73%), 5.00%, 09/23/2025 (x) (aa)		3,400	3,249
Bank Negara Indonesia Persero Tbk. PT, (Indonesia),
Reg. S, 3.75%, 03/30/2026		7,650	7,275
Reg. S, (CMT Index 5 Year + 3.47%), 4.30%, 03/24/2027 (x) (aa)		2,400	2,108
Bank of America Corp.,
(United States SOFR + 0.96%), 1.73%, 07/22/2027 (aa)		98	90
(CME Term SOFR 3 Month + 1.13%), 2.46%, 10/22/2025 (aa)		80	78
(CME Term SOFR 3 Month + 1.35%), 3.09%, 10/01/2025 (aa)		18	17
(United States SOFR + 1.33%), 3.38%, 04/02/2026 (aa)		672	654
(United States SOFR + 1.11%), 3.84%, 04/25/2025 (aa)		1,045	1,038
(United States SOFR + 2.04%), 4.95%, 07/22/2028 (aa)		230	230
Series L, 3.95%, 04/21/2025		552	543
Bank of East Asia Ltd. (The), (Hong Kong),
Reg. S, (CMT Index 5 Year + 3.75%), 4.00%, 05/29/2030 (aa)		5,000	4,709
Reg. S, (CMT Index 5 Year + 5.53%), 5.83%, 10/21/2025 (x) (aa)		900	783
Reg. S, (CMT Index 5 Year + 4.26%), 5.88%, 09/19/2024 (x) (aa)		1,000	933

SEE NOTES TO FINANCIAL STATEMENTS.

240	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Bank of Ireland Group plc, (Ireland),
(CMT Index 1 Year + 1.10%), 2.03%, 09/30/2027 (e) (aa)		400	365
(CMT Index 1 Year + 2.65%), 6.25%, 09/16/2026 (e) (aa)		200	202
Reg. S, (EUR Swap Rate 5 Year + 7.92%), 7.50%, 05/19/2025 (x) (aa)	EUR	200	223
Bank of Montreal, (Canada),
3.70%, 06/07/2025		141	138
5.27%, 12/11/2026		327	332
5.30%, 06/05/2026		197	199
Bank of New York Mellon Corp. (The), (United States SOFR + 1.17%), 4.54%, 02/01/2029 (aa)		99	98
Bank of Nova Scotia (The), (Canada),
4.75%, 02/02/2026		124	124
5.45%, 06/12/2025		158	159
Bankinter SA, (Spain), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 4.71%), 7.38%, 08/15/2028 (x) (aa)	EUR	200	224
BankUnited, Inc., 4.88%, 11/17/2025		544	531
Barclays plc, (United Kingdom),
(United States SOFR + 2.71%), 2.85%, 05/07/2026 (aa)		376	363
(ICE LIBOR USD 3 Month + 1.61%), 3.93%, 05/07/2025 (aa)		1,000	993
(CMT Index 5 Year + 3.41%), 4.38%, 03/15/2028 (x) (aa)		465	362
(United States SOFR + 2.21%), 5.83%, 05/09/2027 (aa)		252	254
(United States SOFR + 1.88%), 6.50%, 09/13/2027 (aa)		209	215
(CMT Index 1 Year + 3.05%), 7.33%, 11/02/2026 (aa)		356	368
(CMT Index 5 Year + 5.67%), 8.00%, 06/15/2024 (x) (aa)		200	199
(CMT Index 5 Year + 5.43%), 8.00%, 03/15/2029 (x) (aa)		794	779
(USD SOFR ICE Swap Rate 5 Year + 5.78%), 9.63%, 12/15/2029 (x) (aa)		4,694	4,895
BNP Paribas SA, (France),
(United States SOFR + 1.61%), 1.90%, 09/30/2028 (e) (aa)		400	355
(United States SOFR + 2.07%), 2.22%, 06/09/2026 (e) (aa)		711	679
(CME Term SOFR 3 Month + 1.37%), 2.82%, 11/19/2025 (e) (aa)		200	195
(USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 4.15%), 6.63%, 03/25/2024 (e) (x) (aa)		200	198
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 4.63%), 7.38%, 06/11/2030 (x) (aa)	EUR	200	235
(CMT Index 5 Year + 4.35%), 8.50%, 08/14/2028 (e) (x) (aa)		1,875	1,964

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
BPCE SA, (France),
4.50%, 03/15/2025 (e)		500	490
4.88%, 04/01/2026 (e)		200	196
5.15%, 07/21/2024 (e)		235	233
CaixaBank SA, (Spain),
Reg. S, (EUR Swap Rate 5 Year + 6.35%), 5.88%, 10/09/2027 (x) (aa)	EUR	200	214
Reg. S, (EUR Swap Rate 5 Year + 6.50%), 6.75%, 06/13/2024 (x) (aa)	EUR	200	220
Canadian Imperial Bank of Commerce, (Canada),
3.95%, 08/04/2025		231	228
5.00%, 04/28/2028		204	205
5.14%, 04/28/2025		252	252
Citigroup, Inc.,
(United States SOFR + 2.84%), 3.11%, 04/08/2026 (aa)		382	371
(CME Term SOFR 3 Month + 1.16%), 3.35%, 04/24/2025 (aa)		935	928
(CMT Index 5 Year + 3.42%), 3.88%, 02/18/2026 (x) (aa)		1,600	1,416
(United States SOFR + 1.37%), 4.14%, 05/24/2025 (aa)		402	400
(United States SOFR + 2.66%), 6.17%, 05/25/2034 (aa)		1,930	2,001
(CMT Index 5 Year + 3.21%), 7.63%, 11/15/2028 (x) (aa)		1,455	1,483
Series Y, (CMT Index 5 Year + 3.00%), 4.15%, 11/15/2026 (x) (aa)		15	13
Citizens Bank NA, (United States SOFR + 1.45%), 6.06%, 10/24/2025 (aa)		250	244
Commerzbank AG, (Germany), Reg. S, (EUR Swap Rate 5 Year + 6.36%), 6.13%, 10/09/2025 (x) (aa)	EUR	400	426
Cooperatieve Rabobank UA, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.68%), 4.38%, 06/29/2027 (x) (aa)	EUR	200	206
Credit Agricole SA, (France),
4.38%, 03/17/2025 (e)		450	442
(CMT Index 5 Year + 3.24%), 4.75%, 03/23/2029 (e) (x) (aa)		261	222
Credit Suisse AG, (Switzerland),
3.63%, 09/09/2024		605	596
4.75%, 08/09/2024		250	249
Dah Sing Bank Ltd., (Hong Kong), Reg. S, (CMT Index 5 Year + 2.95%), 7.38%, 11/15/2033 (c) (aa)		3,800	3,957
Danske Bank A/S, (Denmark),
(ICE LIBOR USD 3 Month + 1.59%), 3.24%, 12/20/2025 (e) (aa)		1,193	1,162
5.38%, 01/12/2024 (e)		325	325
(CMT Index 1 Year + 2.10%), 6.47%, 01/09/2026 (e) (aa)		815	821

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	241

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
Deutsche Bank AG, (Germany), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 6.94%), 10.00%, 12/01/2027 (x) (aa)	EUR	200	241
Discover Bank, 4.25%, 03/13/2026		250	242
Federation des Caisses Desjardins du Quebec, (Canada), 5.70%, 03/14/2028 (e)		200	206
First-Citizens Bank & Trust Co., (CME Term SOFR 3 Month + 1.72%), 2.97%, 09/27/2025 (aa)		250	244
Freedom Mortgage Corp.,
7.63%, 05/01/2026 (e)		883	873
12.00%, 10/01/2028 (e)		907	991
12.25%, 10/01/2030 (e)		1,033	1,132
Goldman Sachs Group, Inc. (The),
(United States SOFR + 0.91%), 1.95%, 10/21/2027 (aa)		200	183
(United States SOFR + 1.11%), 2.64%, 02/24/2028 (aa)		554	514
(CME Term SOFR 3 Month + 1.46%), 3.27%, 09/29/2025 (aa)		316	311
(CME Term SOFR 3 Month + 1.56%), 4.22%, 05/01/2029 (aa)		212	205
(United States SOFR + 1.08%), 5.80%, 08/10/2026 (aa)		170	172
Series R, (CMT Index 5 Year + 3.22%), 4.95%, 02/10/2025 (x) (aa)		441	421
HDFC Bank Ltd., (India), Reg. S, (CMT Index 5 Year + 2.93%), 3.70%, 08/25/2026 (x) (aa)		3,700	3,367
HSBC Holdings plc, (United Kingdom),
(CME Term SOFR 3 Month + 1.47%), 3.80%, 03/11/2025 (aa)		400	398
(CME Term SOFR 3 Month + 1.61%), 4.29%, 09/12/2026 (aa)		200	196
(CMT Index 5 Year + 3.65%), 4.60%, 12/17/2030 (x) (aa)		200	167
(United States SOFR + 1.57%), 5.89%, 08/14/2027 (aa)		212	215
HSBC USA, Inc., 5.63%, 03/17/2025		200	201
Huntington Bancshares, Inc., (United States SOFR + 1.97%), 4.44%, 08/04/2028 (aa)		83	81
ING Groep NV, (Netherlands),
(CMT Index 5 Year + 2.86%), 3.88%, 05/16/2027 (x) (aa)		200	162
(CMT Index 5 Year + 4.34%), 5.75%, 11/16/2026 (x) (aa)		200	187
(United States SOFR + 1.56%), 6.08%, 09/11/2027 (aa)		332	339
Intesa Sanpaolo SpA, (Italy),
(CMT Index 1 Year + 2.60%), 4.20%, 06/01/2032 (e) (aa)		1,620	1,339
5.02%, 06/26/2024 (e)		1,072	1,061
Reg. S, 5.15%, 06/10/2030	GBP	247	285
5.71%, 01/15/2026 (e)		300	298

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
Kasikornbank PCL, (Thailand), Reg. S, (CMT Index 5 Year + 4.94%), 5.28%, 10/14/2025 (x) (aa)		10,400	9,925
KeyBank NA, (SOFR Compounded Index + 0.32%), 5.74%, 06/14/2024 (aa)		250	247
Lloyds Banking Group plc, (United Kingdom),
4.58%, 12/10/2025		200	196
Reg. S, (ICE EURIBOR Swap Rate 5 Year + 5.29%), 4.95%, 06/27/2025 (x) (aa)	EUR	200	215
(CMT Index 1 Year + 1.48%), 5.99%, 08/07/2027 (aa)		200	203
(CMT Index 5 Year + 3.91%), 8.00%, 09/27/2029 (x) (aa)		1,225	1,228
Macquarie Bank Ltd., (Australia),
4.88%, 06/10/2025 (e)		284	280
6.80%, 01/18/2033 (e)		640	682
Macquarie Group Ltd., (Australia),
(United States SOFR + 1.07%), 1.34%, 01/12/2027 (e) (aa)		105	96
(ICE LIBOR USD 3 Month + 1.37%), 3.76%, 11/28/2028 (e) (aa)		722	676
6.21%, 11/22/2024 (e)		188	189
Manufacturers & Traders Trust Co., 4.65%, 01/27/2026		610	597
Mitsubishi UFJ Financial Group, Inc., (Japan),
(CMT Index 1 Year + 0.45%), 0.96%, 10/11/2025 (aa)		200	193
(CMT Index 1 Year + 1.70%), 4.79%, 07/18/2025 (aa)		295	294
(CMT Index 1 Year + 1.55%), 5.06%, 09/12/2025 (aa)		400	398
Morgan Stanley,
(United States SOFR + 0.51%), 0.79%, 01/22/2025 (aa)		250	249
(United States SOFR + 1.99%), 2.19%, 04/28/2026 (aa)		323	310
(United States SOFR + 1.15%), 2.72%, 07/22/2025 (aa)		840	826
(United States SOFR + 1.16%), 3.62%, 04/17/2025 (aa)		390	388
(United States SOFR + 1.67%), 4.68%, 07/17/2026 (aa)		37	37
(United States SOFR + 1.30%), 5.05%, 01/28/2027 (aa)		31	31
(United States SOFR + 1.73%), 5.12%, 02/01/2029 (aa)		99	99
(United States SOFR + 1.63%), 5.45%, 07/20/2029 (aa)		137	140
(United States SOFR + 1.77%), 6.14%, 10/16/2026 (aa)		104	106
Nanyang Commercial Bank Ltd., (Hong Kong), Reg. S, (CMT Index 5 Year + 2.18%), 3.80%, 11/20/2029 (aa)		300	293

SEE NOTES TO FINANCIAL STATEMENTS.

242	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Banks — continued
NatWest Group plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 03/22/2025 (aa)		1,400	1,395
(CMT Index 1 Year + 1.95%), 5.81%, 09/13/2029 (aa)		413	424
(CMT Index 1 Year + 2.85%), 7.47%, 11/10/2026 (aa)		513	531
Northern Trust Corp., 6.13%, 11/02/2032		410	441
PNC Financial Services Group, Inc. (The),
Series V, (CMT Index 5 Year + 3.24%), 6.20%, 09/15/2027 (x) (aa)		654	635
Series W, (CMT Index 7 Year + 2.81%), 6.25%, 03/15/2030 (x) (aa)		1,234	1,150
Santander Holdings USA, Inc., (United States SOFR + 2.33%), 5.81%, 09/09/2026 (aa)		57	57
Santander UK Group Holdings plc, (United Kingdom),
(United States SOFR + 0.79%), 1.09%, 03/15/2025 (aa)		200	198
4.75%, 09/15/2025 (e)		200	196
Reg. S, (GBP Swap Rate 5 Year + 6.07%), 6.75%, 06/24/2024 (x) (aa)	GBP	200	254
Societe Generale SA, (France), Reg. S, (EUR Swap Rate 5 Year + 5.23%), 7.88%, 01/18/2029 (x) (aa)	EUR	100	114
Standard Chartered plc, (United Kingdom),
(ICE LIBOR USD 3 Month + 1.21%), 2.82%, 01/30/2026 (e) (aa)		500	484
Reg. S, (CMT Index 5 Year + 3.81%), 4.75%, 01/14/2031 (x) (aa)		2,100	1,713
5.20%, 01/26/2024 (e)		785	784
Reg. S, (CMT Index 5 Year + 5.66%), 6.00%, 07/26/2025 (x) (aa)		3,100	3,041
(CMT Index 1 Year + 1.85%), 6.75%, 02/08/2028 (e) (aa)		600	618
Reg. S, (CMT Index 5 Year + 4.98%), 7.75%, 08/15/2027 (x) (aa)		21,800	22,262
State Street Corp., (United States SOFR + 1.13%), 5.10%, 05/18/2026 (aa)		112	112
Swedbank AB, (Sweden), 6.14%, 09/12/2026 (e)		400	408
Toronto-Dominion Bank (The), (Canada),
4.69%, 09/15/2027		173	173
5.26%, 12/11/2026		289	295
5.53%, 07/17/2026		263	268
Truist Financial Corp.,
(United States SOFR + 1.44%), 4.87%, 01/26/2029 (aa)		73	72
(United States SOFR + 0.40%), 5.82%, 06/09/2025 (aa)		344	339
UBS AG, (Switzerland), Reg. S, 5.13%, 05/15/2024		750	743

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Banks — continued
UBS Group AG, (Switzerland),
(SOFR Compounded Index + 0.98%), 1.31%, 02/02/2027 (e) (aa)		250	229
(CMT Index 1 Year + 0.85%), 1.49%, 08/10/2027 (e) (aa)		647	585
(United States SOFR + 1.56%), 2.59%, 09/11/2025 (e) (aa)		500	489
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 01/12/2029 (e) (aa)		900	849
4.28%, 01/09/2028 (e)		250	242
(CMT Index 5 Year + 3.31%), 4.38%, 02/10/2031 (e) (x) (aa)		200	158
(CMT Index 1 Year + 1.55%), 4.49%, 05/12/2026 (e) (aa)		504	496
Reg. S, (USD Semi-annual Swap Rate 5 Year + 4.59%), 6.88%, 08/07/2025 (x) (aa)		200	196
(USD Semi-annual Swap Rate 5 Year + 4.34%), 7.00%, 01/31/2024 (e) (x) (aa)		200	200
Reg. S, (USD Semi-annual Swap Rate 5 Year + 4.87%), 7.00%, 02/19/2025 (x) (aa)		200	199
(CMT Index 5 Year + 4.75%), 9.25%, 11/13/2028 (e) (x) (aa)		2,217	2,392
(CMT Index 5 Year + 4.76%), 9.25%, 11/13/2033 (e) (x) (aa)		2,204	2,443
UniCredit SpA, (Italy), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 7.33%), 7.50%, 06/03/2026 (x) (aa)	EUR	200	227
US Bancorp,
(United States SOFR + 2.02%), 5.78%, 06/12/2029 (aa)		160	164
(United States SOFR + 1.88%), 6.79%, 10/26/2027 (aa)		222	232
Wells Fargo & Co.,
(CME Term SOFR 3 Month + 1.01%), 2.16%, 02/11/2026 (aa)		1,109	1,067
(United States SOFR + 2.00%), 2.19%, 04/30/2026 (aa)		111	106
(CME Term SOFR 3 Month + 1.09%), 2.41%, 10/30/2025 (aa)		811	789
(United States SOFR + 1.56%), 4.54%, 08/15/2026 (aa)		223	221
(United States SOFR + 1.98%), 4.81%, 07/25/2028 (aa)		231	229
(United States SOFR + 1.74%), 5.57%, 07/25/2029 (aa)		252	258
(United States SOFR + 1.79%), 6.30%, 10/23/2029 (aa)		122	129
(CMT Index 5 Year + 3.61%), 7.63%, 09/15/2028 (x) (aa)		1,974	2,066

			144,426

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	243

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Diversified Financial Services — 2.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, (Ireland),
2.88%, 08/14/2024		336	330
3.50%, 01/15/2025		347	339
Series 3NC1, 1.75%, 10/29/2024		1,100	1,062
AG TTMT Escrow Issuer LLC, 8.63%, 09/30/2027 (e)		534	561
Aircastle Ltd., (Bermuda),
5.25%, 08/11/2025 (e)		607	598
6.50%, 07/18/2028 (e)		611	624
Ally Financial, Inc.,
5.13%, 09/30/2024		250	248
5.75%, 11/20/2025		329	328
American Express Co.,
3.95%, 08/01/2025		138	136
(United States SOFR + 1.00%), 4.99%, 05/01/2026 (aa)		312	311
(United States SOFR + 1.28%), 5.28%, 07/27/2029 (aa)		291	297
(United States SOFR + 0.97%), 5.39%, 07/28/2027 (aa)		53	54
(United States SOFR + 1.33%), 6.34%, 10/30/2026 (aa)		418	426
Ameriprise Financial, Inc., 5.70%, 12/15/2028		133	139
Aretec Group, Inc., 10.00%, 08/15/2030 (e)		440	468
Aviation Capital Group LLC,
1.95%, 01/30/2026 (e)		175	162
1.95%, 09/20/2026 (e)		389	352
4.38%, 01/30/2024 (e)		151	151
5.50%, 12/15/2024 (e)		300	298
Avolon Holdings Funding Ltd., (Cayman Islands),
3.25%, 02/15/2027 (e)		91	84
3.95%, 07/01/2024 (e)		361	356
4.25%, 04/15/2026 (e)		520	502
5.25%, 05/15/2024 (e)		1,000	995
5.50%, 01/15/2026 (e)		500	497
Bread Financial Holdings, Inc., 9.75%, 03/15/2029 (e)		975	1,007
Cantor Fitzgerald LP, 7.20%, 12/12/2028 (e)		3,800	3,900
Capital One Financial Corp.,
(United States SOFR + 1.37%), 4.17%, 05/09/2025 (aa)		260	258
(United States SOFR + 2.86%), 6.38%, 06/08/2034 (aa)		434	447
Drawbridge Special Opportunities Fund LP / Drawbridge Special Opportunities Fin, 3.88%, 02/15/2026 (e)		250	230
Enact Holdings, Inc., 6.50%, 08/15/2025 (e)		1,187	1,183
Encore Capital Group, Inc., Reg. S, 5.38%, 02/15/2026	GBP	200	242

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Diversified Financial Services — continued
Garfunkelux Holdco 3 SA, (Luxembourg), Reg. S, 6.75%, 11/01/2025	EUR	200	174
GGAM Finance Ltd., (Cayman Islands),
7.75%, 05/15/2026 (e)		202	205
8.00%, 02/15/2027 (e)		3,187	3,259
8.00%, 06/15/2028 (e)		518	536
Global Aircraft Leasing Co. Ltd., (Cayman Islands), 6.50% (cash), 09/15/2024 (e) (v)		162	153
goeasy Ltd., (Canada), 9.25%, 12/01/2028 (e)		570	609
Intrum AB, (Sweden),
Reg. S, 3.50%, 07/15/2026	EUR	150	140
Reg. S, 4.88%, 08/15/2025	EUR	140	144
Jefferies Finance LLC / JFIN Co-Issuer Corp., 5.00%, 08/15/2028 (e)		3,731	3,343
LD Holdings Group LLC, 6.13%, 04/01/2028 (e)		1,328	1,132
LFS Topco LLC, 5.88%, 10/15/2026 (e)		625	574
LPL Holdings, Inc.,
4.00%, 03/15/2029 (e)		217	200
4.38%, 05/15/2031 (e)		225	204
4.63%, 11/15/2027 (e)		245	237
Macquarie Airfinance Holdings Ltd., (United Kingdom),
8.13%, 03/30/2029 (e)		2,607	2,725
8.38%, 05/01/2028 (e)		325	340
Nationstar Mortgage Holdings, Inc.,
5.00%, 02/01/2026 (e)		7,023	6,867
5.13%, 12/15/2030 (e)		2,751	2,494
5.50%, 08/15/2028 (e)		1,951	1,880
5.75%, 11/15/2031 (e)		509	475
6.00%, 01/15/2027 (e)		1,339	1,329
Navient Corp.,
5.50%, 03/15/2029		2,763	2,548
5.88%, 10/25/2024		190	190
6.75%, 06/25/2025		674	682
9.38%, 07/25/2030		2,520	2,641
NFP Corp.,
4.88%, 08/15/2028 (e)		3,176	3,143
6.88%, 08/15/2028 (e)		7,447	7,569
7.50%, 10/01/2030 (e)		1,134	1,206
8.50%, 10/01/2031 (e)		850	920
Nuveen Finance LLC, 4.13%, 11/01/2024 (e)		270	266
OneMain Finance Corp.,
3.50%, 01/15/2027		391	362
3.88%, 09/15/2028		1,100	973
4.00%, 09/15/2030		3,172	2,714
5.38%, 11/15/2029		301	282
6.63%, 01/15/2028		255	258
6.88%, 03/15/2025		2,950	2,986
7.13%, 03/15/2026		746	760
7.88%, 03/15/2030		2,551	2,626
9.00%, 01/15/2029		3,624	3,834

SEE NOTES TO FINANCIAL STATEMENTS.

244	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Diversified Financial Services — continued
Park Aerospace Holdings Ltd., (Cayman Islands), 5.50%, 02/15/2024 (e)	250	250
PennyMac Financial Services, Inc.,
4.25%, 02/15/2029 (e)	925	833
5.38%, 10/15/2025 (e)	1,175	1,161
7.88%, 12/15/2029 (e)	1,673	1,722
Pingan Real Estate Capital Ltd., (Hong Kong), Reg. S, 3.45%, 07/29/2026	2,200	1,518
REC Ltd., (India), Reg. S, 3.50%, 12/12/2024	2,000	1,961
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.,
2.88%, 10/15/2026 (e)	4,150	3,828
3.63%, 03/01/2029 (e)	695	629
3.88%, 03/01/2031 (e)	2,004	1,761
4.00%, 10/15/2033 (e)	1,112	946
Shriram Finance Ltd., (India), Reg. S, 4.40%, 03/13/2024	7,778	7,722
SLM Corp., 3.13%, 11/02/2026	61	57

		99,953

Insurance — 2.2%
Acrisure LLC / Acrisure Finance, Inc.,
6.00%, 08/01/2029 (e)	57	52
7.00%, 11/15/2025 (e)	2,025	2,020
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer,
4.25%, 10/15/2027 (e)	5,912	5,682
5.88%, 11/01/2029 (e)	6,373	6,038
6.75%, 10/15/2027 (e)	9,540	9,458
6.75%, 04/15/2028 (e)	1,793	1,834
7.00%, 01/15/2031 (e)	2,270	2,387
AmWINS Group, Inc., 4.88%, 06/30/2029 (e)	2,336	2,130
Aon Corp., 8.21%, 01/01/2027	269	287
Brighthouse Financial Global Funding, 1.55%, 05/24/2026 (e)	328	300
BroadStreet Partners, Inc., 5.88%, 04/15/2029 (e)	1,636	1,527
CNO Financial Group, Inc., 5.25%, 05/30/2025	250	248
CNO Global Funding, 1.75%, 10/07/2026 (e)	406	367
Corebridge Global Funding, 5.75%, 07/02/2026 (e)	66	67
Equitable Financial Life Global Funding,
1.40%, 07/07/2025 (e)	183	173
5.45%, 03/03/2028 (e)	182	183
F&G Annuities & Life, Inc., 7.40%, 01/13/2028	92	95
F&G Global Funding,
0.90%, 09/20/2024 (e)	400	385
1.75%, 06/30/2026 (e)	220	199
2.30%, 04/11/2027 (e)	444	399

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Insurance — continued
FWD Group Holdings Ltd., (Cayman Islands),
Reg. S, (CMT Index 5 Year + 4.88%), 6.38%, 09/13/2024 (x) (aa)		1,500	1,321
Reg. S, (CMT Index 5 Year + 4.87%), 8.05%, 06/15/2024 (x) (aa)		7,600	6,909
GA Global Funding Trust,
0.80%, 09/13/2024 (e)		674	648
3.85%, 04/11/2025 (e)		483	473
Galaxy Bidco Ltd., (Jersey), Reg. S, 6.50%, 07/31/2026	GBP	157	193
GTCR AP Finance, Inc., 8.00%, 05/15/2027 (e)		1,631	1,647
HUB International Ltd.,
7.00%, 05/01/2026 (e)		2,817	2,828
7.25%, 06/15/2030 (e)		7,399	7,815
Jackson National Life Global Funding,
3.05%, 04/29/2026 (e)		500	471
5.50%, 01/09/2026 (e)		500	500
Jones Deslauriers Insurance Management, Inc., (Canada),
8.50%, 03/15/2030 (e)		2,461	2,585
10.50%, 12/15/2030 (e)		1,119	1,179
Muang Thai Life Assurance PCL, (Thailand), Reg. S, (CMT Index 10 Year + 2.40%), 3.55%, 01/27/2037 (aa)		2,400	2,204
Mutual of Omaha Cos. Global Funding, 5.80%, 07/27/2026 (e)		65	66
Peak RE Bvi Holding Ltd., (British Virgin Islands), Reg. S, (CMT Index 5 Year + 5.01%), 5.35%, 10/28/2025 (x) (aa)		2,200	1,828
Ryan Specialty LLC, 4.38%, 02/01/2030 (e)		776	720
Tongyang Life Insurance Co. Ltd., (South Korea), Reg. S, (CMT Index 5 Year + 4.98%), 5.25%, 09/22/2025 (x) (aa)		2,000	1,831
USI, Inc., 7.50%, 01/15/2032 (e)		2,096	2,140
ZhongAn Online P&C Insurance Co. Ltd., (China), Reg. S, 3.13%, 07/16/2025		4,750	4,375

			73,564

Investment Companies — 1.2%
Ares Capital Corp., 7.00%, 01/15/2027		630	648
Blackstone Private Credit Fund,
3.25%, 03/15/2027		498	457
7.05%, 09/29/2025		602	613
Blue Owl Capital Corp.,
3.40%, 07/15/2026		424	394
3.75%, 07/22/2025		529	507
Blue Owl Capital Corp. II, 8.45%, 11/15/2026 (e)		672	693
Blue Owl Credit Income Corp.,
3.13%, 09/23/2026		284	259
5.50%, 03/21/2025		195	192
7.75%, 09/16/2027		1,603	1,654
Compass Group Diversified Holdings LLC, 5.25%, 04/15/2029 (e)		1,450	1,370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	245

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Investment Companies — continued
Huarong Finance 2017 Co. Ltd., (British Virgin Islands),
Reg. S, 4.25%, 11/07/2027		1,900	1,729
Reg. S, 4.75%, 04/27/2027		8,300	7,696
Huarong Finance 2019 Co. Ltd., (British Virgin Islands),
Reg. S, 3.25%, 11/13/2024		2,200	2,128
Reg. S, 3.75%, 05/29/2024		1,000	984
Reg. S, 4.50%, 05/29/2029		900	795
Reg. S, (SOFR Compounded Index + 1.51%), 6.91%, 02/24/2025 (aa)		1,400	1,391
Huarong Finance II Co. Ltd., (British Virgin Islands),
Reg. S, 4.63%, 06/03/2026		1,600	1,516
Reg. S, 5.00%, 11/19/2025		10,200	9,822
Icahn Enterprises LP / Icahn Enterprises Finance Corp.,
4.38%, 02/01/2029		2,177	1,818
5.25%, 05/15/2027		4,264	3,838
6.25%, 05/15/2026		252	240
9.75%, 01/15/2029 (e)		1,342	1,369
Oaktree Strategic Credit Fund, 8.40%, 11/14/2028 (e)		745	786

			40,899

Real Estate — 2.2%
ADLER Group SA, (Luxembourg), Reg. S, 21.00% (PIK), 07/31/2025 (v)	EUR	100	108
Agile Group Holdings Ltd., (Cayman Islands),
Reg. S, 5.50%, 04/21/2025		6,300	882
Reg. S, 5.50%, 05/17/2026		1,700	216
Reg. S, 5.75%, 01/02/2025		7,350	1,115
Reg. S, 6.05%, 10/13/2025		800	94
Agps Bondco plc, (United Kingdom),
Reg. S, 5.00%, 01/14/2029	EUR	100	35
Reg. S, 5.50%, 11/13/2026	EUR	200	76
Reg. S, 6.00%, 08/05/2025	EUR	100	40
Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp.,
7.00%, 04/15/2030 (e)		429	396
Series AI, 7.00%, 04/15/2030		2,090	1,927
Aroundtown SA, (Luxembourg), Reg. S, 0.38%, 04/15/2027	EUR	100	89
ATF Netherlands BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 4.38%), 7.08%, 01/20/2025 (x) (aa)	EUR	300	142
BRANICKS Group AG, (Germany), Reg. S, 2.25%, 09/22/2026	EUR	100	38
CIFI Holdings Group Co. Ltd., (Cayman Islands),
Reg. S, 4.45%, 08/17/2026 (d)		4,450	283
Reg. S, 6.00%, 07/16/2025 (d)		2,700	169
Country Garden Holdings Co. Ltd., (Cayman Islands),
Reg. S, 2.70%, 07/12/2026 (d)		5,900	431
Reg. S, 3.88%, 10/22/2030 (d)		4,773	352

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Real Estate — continued
Reg. S, 4.20%, 02/06/2026 (d)		6,700	543
Reg. S, 5.63%, 01/14/2030 (d)		200	15
Reg. S, 7.25%, 04/08/2026 (d)		5,300	421
Cushman & Wakefield US Borrower LLC,
6.75%, 05/15/2028 (e)		2,168	2,157
8.88%, 09/01/2031 (e)		218	231
DEMIRE Deutsche Mittelstand Real Estate AG, (Germany), Reg. S, 1.88%, 10/15/2024	EUR	100	66
Easy Tactic Ltd., (British Virgin Islands),
Reg. S, 7.50% (PIK), 07/11/2025 (v)		415	21
Reg. S, 7.50% (PIK), 07/11/2027 (v)		15,367	639
Reg. S, 7.50% (PIK), 07/11/2028 (v)		11,226	435
Five Point Operating Co. LP / Five Point Capital Corp., 7.88%, 11/15/2025 (e)		2,280	2,257
GLP Pte Ltd., (Singapore),
Reg. S, 3.88%, 06/04/2025		1,600	1,057
Reg. S, (CMT Index 5 Year + 3.74%), 4.50%, 05/17/2026 (x) (aa)		700	221
Reg. S, (CMT Index 5 Year + 3.73%), 4.60%, 06/29/2027 (x) (aa)		2,260	702
Greenland Global Investment Ltd., (British Virgin Islands), Reg. S, 8.25% (PIK), 01/22/2031 (v)		8,700	1,186
Greystar Real Estate Partners LLC, 7.75%, 09/01/2030 (e)		400	419
Heimstaden Bostad AB, (Sweden), Reg. S, (EUR Swap Rate 5 Year + 3.91%), 3.38%, 01/15/2026 (x) (aa)	EUR	150	68
Heimstaden Bostad Treasury BV, (Netherlands), Reg. S, 1.00%, 04/13/2028	EUR	100	79
Howard Hughes Corp. (The),
4.13%, 02/01/2029 (e)		206	184
4.38%, 02/01/2031 (e)		2,673	2,318
5.38%, 08/01/2028 (e)		2,500	2,403
Hunt Cos., Inc., 5.25%, 04/15/2029 (e)		2,740	2,443
KWG Group Holdings Ltd., (Cayman Islands), Reg. S, 5.95%, 08/10/2025 (d)		4,400	268
Longfor Group Holdings Ltd., (Cayman Islands),
Reg. S, 3.95%, 09/16/2029		8,700	3,925
Reg. S, 4.50%, 01/16/2028		1,200	608
New Metro Global Ltd., (British Virgin Islands),
Reg. S, 4.50%, 05/02/2026		1,100	264
Reg. S, 4.80%, 12/15/2024		3,700	1,443
NWD Finance BVI Ltd., (British Virgin Islands),
Reg. S, (CMT Index 5 Year + 5.86%), 4.13%, 03/10/2028 (x) (aa)		8,000	4,324
Reg. S, 4.80%, 01/29/2024 (x)		1,600	688
Reg. S, (CMT Index 5 Year + 7.89%), 5.25%, 03/22/2026 (x) (aa)		20,200	13,221
Reg. S, (CMT Index 3 Year + 6.20%), 6.15%, 03/16/2025 (x) (aa)		2,700	2,179

SEE NOTES TO FINANCIAL STATEMENTS.

246	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Real Estate — continued
NWD MTN Ltd., (British Virgin Islands), Reg. S, 4.13%, 07/18/2029		600	454
Pakuwon Jati Tbk. PT, (Indonesia), Reg. S, 4.88%, 04/29/2028		1,000	927
PCPD Capital Ltd., (Cayman Islands), Reg. S, 5.13%, 06/18/2026		3,275	2,570
RKPF Overseas 2019 A Ltd., (British Virgin Islands), Reg. S, 6.00%, 09/04/2025		2,000	876
RKPF Overseas 2020 A Ltd., (British Virgin Islands),
Reg. S, 5.13%, 07/26/2026		12,450	2,860
Reg. S, 5.20%, 01/12/2026		1,000	253
Seazen Group Ltd., (Cayman Islands), Reg. S, 4.45%, 07/13/2025		3,248	926
Shui On Development Holding Ltd., (Cayman Islands),
Reg. S, 5.50%, 06/29/2026		3,800	1,788
Reg. S, 6.15%, 08/24/2024		600	459
Sunac China Holdings Ltd., (Cayman Islands),
6.00% (PIK), 09/30/2025 (e) (v)		719	83
6.25% (PIK), 09/30/2026 (e) (v)		719	65
6.50% (PIK), 09/30/2027 (e) (v)		1,438	130
6.75% (PIK), 09/30/2028 (e) (v)		2,156	124
7.00% (PIK), 09/30/2029 (e) (v)		2,156	144
7.25% (PIK), 09/30/2030 (e) (v)		1,013	53
Times China Holdings Ltd., (Cayman Islands),
Reg. S, 5.55%, 06/04/2024 (d)		8,800	183
Reg. S, 6.60%, 03/02/2023 (d)		1,200	23
Vanke Real Estate Hong Kong Co. Ltd., (Hong Kong), Reg. S, 3.98%, 11/09/2027		3,800	2,538
Vivion Investments Sarl, (Luxembourg), Reg. S, 3.00%, 08/08/2024	EUR	100	103
VLL International, Inc., (Cayman Islands), Reg. S, 5.75%, 11/28/2024		4,400	4,296
Yanlord Land HK Co. Ltd., (Hong Kong), Reg. S, 5.13%, 05/20/2026		6,200	3,549

			73,582

REITS — 1.6%
American Tower Corp.,
1.60%, 04/15/2026		28	26
2.75%, 01/15/2027		750	703
3.60%, 01/15/2028		240	229
3.65%, 03/15/2027		429	413
Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 4.50%, 04/01/2027 (e)		65	59
Crown Castle, Inc.,
3.65%, 09/01/2027		544	517
4.80%, 09/01/2028		88	87
Diversified Healthcare Trust,
4.38%, 03/01/2031		1,950	1,462
4.75%, 05/01/2024		250	249
4.75%, 02/15/2028		3,620	2,780
9.75%, 06/15/2025		333	327

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

REITS — continued
EPR Properties, 4.75%, 12/15/2026		247	236
GLP Capital LP / GLP Financing II, Inc.,
3.25%, 01/15/2032		1,404	1,185
5.25%, 06/01/2025		139	139
6.75%, 12/01/2033		684	738
HAT Holdings I LLC / HAT Holdings II LLC,
3.38%, 06/15/2026 (e)		1,208	1,135
8.00%, 06/15/2027 (e)		499	520
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032 (e)		1,771	1,618
Iron Mountain UK plc, (United Kingdom), Reg. S, 3.88%, 11/15/2025	GBP	100	122
Iron Mountain, Inc., 7.00%, 02/15/2029 (e)		3,002	3,086
Kite Realty Group Trust, 4.00%, 03/15/2025		99	97
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.,
4.75%, 06/15/2029 (e)		19	17
5.25%, 10/01/2025 (e)		201	198
MPT Operating Partnership LP / MPT Finance Corp.,
2.50%, 03/24/2026	GBP	979	1,012
3.50%, 03/15/2031		2,854	1,784
4.63%, 08/01/2029		4,834	3,475
5.00%, 10/15/2027		937	765
RHP Hotel Properties LP / RHP Finance Corp.,
4.50%, 02/15/2029 (e)		2,165	2,014
4.75%, 10/15/2027		1,931	1,865
7.25%, 07/15/2028 (e)		885	920
RLJ Lodging Trust LP, 4.00%, 09/15/2029 (e)		159	143
Sabra Health Care LP, 5.13%, 08/15/2026		250	246
SBA Communications Corp.,
3.13%, 02/01/2029		3,431	3,083
3.88%, 02/15/2027		2,159	2,074
Service Properties Trust, 8.63%, 11/15/2031 (e)		6,170	6,464
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 10.50%, 02/15/2028 (e)		3,979	4,034
VICI Properties LP,
4.95%, 02/15/2030		1,318	1,275
5.63%, 05/15/2052		1,322	1,270
VICI Properties LP / VICI Note Co., Inc.,
3.50%, 02/15/2025 (e)		329	321
3.75%, 02/15/2027 (e)		105	99
4.13%, 08/15/2030 (e)		146	133
4.50%, 09/01/2026 (e)		115	111
4.50%, 01/15/2028 (e)		500	477
4.63%, 06/15/2025 (e)		385	378
4.63%, 12/01/2029 (e)		2,754	2,596
5.63%, 05/01/2024 (e)		230	229
5.75%, 02/01/2027 (e)		1,088	1,089

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	247

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
REITS — continued
Vornado Realty LP, 3.50%, 01/15/2025		219	212
WEA Finance LLC / Westfield UK & Europe Finance plc, 3.75%, 09/17/2024 (e)		500	491

			52,503

Total Financial			484,927

Industrial — 10.0%
Aerospace/Defense — 1.9%
Boeing Co. (The),
1.43%, 02/04/2024		800	797
5.81%, 05/01/2050		1,505	1,565
5.93%, 05/01/2060		4,120	4,284
Bombardier, Inc., (Canada),
6.00%, 02/15/2028 (e)		3,068	2,988
7.13%, 06/15/2026 (e)		6,133	6,105
7.45%, 05/01/2034 (e)		351	400
7.50%, 02/01/2029 (e)		3,782	3,843
7.88%, 04/15/2027 (e)		4,965	4,966
8.75%, 11/15/2030 (e)		3,473	3,699
Embraer Netherlands Finance BV, (Netherlands), 7.00%, 07/28/2030 (e)		1,743	1,828
F-Brasile SpA / F-Brasile US LLC, (Italy), Series XR, 7.38%, 08/15/2026 (e)		3,000	2,932
HEICO Corp., 5.25%, 08/01/2028		78	80
Hexcel Corp., 4.95%, 08/15/2025		136	135
Rolls-Royce plc, (United Kingdom),
3.63%, 10/14/2025 (e)		364	350
5.75%, 10/15/2027 (e)		2,702	2,707
Spirit AeroSystems, Inc.,
9.38%, 11/30/2029 (e)		2,925	3,200
9.75%, 11/15/2030 (e)		3,254	3,499
TransDigm, Inc.,
5.50%, 11/15/2027		400	392
6.25%, 03/15/2026 (e)		775	773
6.75%, 08/15/2028 (e)		7,119	7,283
7.13%, 12/01/2031 (e)		4,982	5,219
7.50%, 03/15/2027		500	502
Triumph Group, Inc., 9.00%, 03/15/2028 (e)		5,842	6,211

			63,758

Building Materials — 1.5%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028 (e)		3,520	3,573
Carrier Global Corp., 5.80%, 11/30/2025 (e)		79	80
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029 (e)		500	410
Eco Material Technologies, Inc., 7.88%, 01/31/2027 (e)		2,100	2,100
Emerald Debt Merger Sub LLC,
6.38%, 12/15/2030 (e)	EUR	731	862
6.63%, 12/15/2030 (e)		12,678	12,949
Griffon Corp., 5.75%, 03/01/2028		655	644

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Building Materials — continued
JELD-WEN, Inc., 4.63%, 12/15/2025 (e)		960	929
Knife River Corp., 7.75%, 05/01/2031 (e)		425	452
Masonite International Corp., (Canada),
3.50%, 02/15/2030 (e)		97	84
5.38%, 02/01/2028 (e)		588	564
MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2030 (e)		1,150	1,018
New Enterprise Stone & Lime Co., Inc.,
5.25%, 07/15/2028 (e)		881	840
9.75%, 07/15/2028 (e)		1,023	1,023
PCF GmbH, (Germany), Reg. S, 4.75%, 04/15/2026	EUR	100	80
Smyrna Ready Mix Concrete LLC,
6.00%, 11/01/2028 (e)		4,969	4,893
8.88%, 11/15/2031 (e)		3,960	4,163
Standard Industries, Inc.,
Reg. S, 2.25%, 11/21/2026	EUR	467	486
3.38%, 01/15/2031 (e)		4,900	4,215
4.38%, 07/15/2030 (e)		2,135	1,965
4.75%, 01/15/2028 (e)		157	151
5.00%, 02/15/2027 (e)		701	683
Summit Materials LLC / Summit Materials Finance Corp.,
5.25%, 01/15/2029 (e)		38	37
7.25%, 01/15/2031 (e)		2,369	2,493
Vulcan Materials Co., 5.80%, 03/01/2026		191	191
West China Cement Ltd., (Jersey), Reg. S, 4.95%, 07/08/2026		9,200	6,637

			51,522

Electrical Components & Equipments — 0.2%
Energizer Holdings, Inc.,
4.38%, 03/31/2029 (e)		750	674
6.50%, 12/31/2027 (e)		1,050	1,050
EnerSys, 4.38%, 12/15/2027 (e)		560	532
WESCO Distribution, Inc.,
7.13%, 06/15/2025 (e)		607	612
7.25%, 06/15/2028 (e)		2,360	2,425

			5,293

Electronics — 0.6%
AAC Technologies Holdings, Inc., (Cayman Islands), Reg. S, 3.00%, 11/27/2024		7,350	7,048
Coherent Corp., 5.00%, 12/15/2029 (e)		1,775	1,686
Imola Merger Corp., 4.75%, 05/15/2029 (e)		1,957	1,860
Keysight Technologies, Inc., 4.60%, 04/06/2027		71	71
Likewize Corp., 9.75%, 10/15/2025 (e)		1,780	1,805
Sensata Technologies BV, (Netherlands),
4.00%, 04/15/2029 (e)		74	69
5.88%, 09/01/2030 (e)		464	461
Sensata Technologies, Inc.,
3.75%, 02/15/2031 (e)		990	872
4.38%, 02/15/2030 (e)		4,119	3,820
TD SYNNEX Corp., 1.25%, 08/09/2024		825	804

			18,496

SEE NOTES TO FINANCIAL STATEMENTS.

248	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Engineering & Construction — 0.9%
Abertis Infraestructuras Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 3.69%), 3.25%, 11/24/2025 (x) (aa)	EUR	300	317
Arcosa, Inc., 4.38%, 04/15/2029 (e)		1,705	1,588
Azzurra Aeroporti SpA, (Italy), Reg. S, 2.13%, 05/30/2024	EUR	323	352
Brand Industrial Services, Inc., 10.38%, 08/01/2030 (e)		6,947	7,347
Celestial Miles Ltd., (British Virgin Islands), Reg. S, (CMT Index 5 Year + 8.21%), 5.75%, 01/31/2024 (x) (aa)		11,050	11,011
Cellnex Finance Co. SA, (Spain),
Reg. S, 1.00%, 09/15/2027	EUR	100	101
Reg. S, 1.25%, 01/15/2029	EUR	300	296
Reg. S, 1.50%, 06/08/2028	EUR	100	101
Reg. S, 2.00%, 02/15/2033	EUR	100	94
Cellnex Telecom SA, (Spain), Reg. S, 1.75%, 10/23/2030	EUR	100	97
Dycom Industries, Inc., 4.50%, 04/15/2029 (e)		343	318
GMR Hyderabad International Airport Ltd., (India),
Reg. S, 4.25%, 10/27/2027		1,700	1,552
Reg. S, 4.75%, 02/02/2026		6,050	5,807
Heathrow Finance plc, (United Kingdom), Reg. S, 5.75%, 03/03/2025	GBP	200	253
India Airport Infra, (Mauritius), Reg. S, 6.25%, 10/25/2025		966	949
Infrastrutture Wireless Italiane SpA, (Italy), Reg. S, 1.63%, 10/21/2028	EUR	200	204
Jacobs Engineering Group, Inc., 6.35%, 08/18/2028		309	323
TopBuild Corp., 3.63%, 03/15/2029 (e)		500	453
Webuild SpA, (Italy), Reg. S, 7.00%, 09/27/2028	EUR	100	116

			31,279

Environmental Control — 0.7%
Clean Harbors, Inc.,
4.88%, 07/15/2027 (e)		252	247
5.13%, 07/15/2029 (e)		41	39
6.38%, 02/01/2031 (e)		774	788
Covanta Holding Corp.,
4.88%, 12/01/2029 (e)		1,590	1,389
5.00%, 09/01/2030		781	665
GFL Environmental, Inc., (Canada),
3.50%, 09/01/2028 (e)		185	171
4.00%, 08/01/2028 (e)		1,587	1,467
4.38%, 08/15/2029 (e)		1,962	1,812
4.75%, 06/15/2029 (e)		2,403	2,263
6.75%, 01/15/2031 (e)		4,024	4,147
Madison IAQ LLC,
4.13%, 06/30/2028 (e)		1,116	1,015
5.88%, 06/30/2029 (e)		1,456	1,283

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Environmental Control — continued
Paprec Holding SA, (France),
Reg. S, 3.50%, 07/01/2028	EUR	100	106
Reg. S, 7.25%, 11/17/2029	EUR	100	118
Veralto Corp.,
5.35%, 09/18/2028 (e)		188	192
5.50%, 09/18/2026 (e)		215	218
Waste Pro USA, Inc., 5.50%, 02/15/2026 (e)		8,410	8,095

			24,015

Hand/Machine Tools — 0.1%
Regal Rexnord Corp.,
6.05%, 02/15/2026 (e)		114	115
6.05%, 04/15/2028 (e)		471	477
6.30%, 02/15/2030 (e)		1,600	1,644
6.40%, 04/15/2033 (e)		1,490	1,555

			3,791

Machinery — Construction & Mining — 0.3%
BWX Technologies, Inc.,
4.13%, 06/30/2028 (e)		341	316
4.13%, 04/15/2029 (e)		2,058	1,878
Terex Corp., 5.00%, 05/15/2029 (e)		2,552	2,405
Vertiv Group Corp., 4.13%, 11/15/2028 (e)		3,151	2,957
Weir Group plc (The), (United Kingdom), 2.20%, 05/13/2026 (e)		925	860

			8,416

Machinery — Diversified — 0.9%
ATS Corp., (Canada), 4.13%, 12/15/2028 (e)		114	105
Chart Industries, Inc.,
7.50%, 01/01/2030 (e)		3,440	3,599
9.50%, 01/01/2031 (e)		1,618	1,758
GrafTech Finance, Inc., 4.63%, 12/15/2028 (e)		1,150	762
GrafTech Global Enterprises, Inc., 9.88%, 12/15/2028 (e)		580	447
Husky III Holding Ltd., (Canada), 13.00% (cash), 02/15/2025 (e) (v)		122	122
Maxim Crane Works Holdings Capital LLC, 11.50%, 09/01/2028 (e)		1,425	1,477
Mueller Water Products, Inc., 4.00%, 06/15/2029 (e)		1,088	991
Novafives SAS, (France), Reg. S, 5.00%, 06/15/2025	EUR	100	108
OT Merger Corp., 7.88%, 10/15/2029 (e)		394	236
Renk AG / Frankfurt am Main, (Germany), Reg. S, 5.75%, 07/15/2025	EUR	200	219
Titan Acquisition Ltd. / Titan Co-Borrower LLC, (Multinational), 7.75%, 04/15/2026 (e)		7,395	7,442
TK Elevator Holdco GmbH, (Germany),
Reg. S, 6.63%, 07/15/2028	EUR	577	586
7.63%, 07/15/2028 (e)		3,711	3,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	249

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Machinery — Diversified — continued
TK Elevator Midco GmbH, (Germany), Reg. S, 4.38%, 07/15/2027	EUR	953	1,017
TK Elevator US Newco, Inc., 5.25%, 07/15/2027 (e)		7,616	7,484

			29,998

Metal Fabricate/Hardware — 0.1%
Advanced Drainage Systems, Inc.,
5.00%, 09/30/2027 (e)		564	544
6.38%, 06/15/2030 (e)		2,049	2,065
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029 (e)		695	643
Vallourec SACA, (France), Reg. S, 8.50%, 06/30/2026	EUR	200	222

			3,474

Miscellaneous Manufacturers — 0.1%
Amsted Industries, Inc.,
4.63%, 05/15/2030 (e)		1,716	1,570
5.63%, 07/01/2027 (e)		297	296
Gates Global LLC / Gates Corp., 6.25%, 01/15/2026 (e)		1,252	1,246
Trinity Industries, Inc.,
4.55%, 10/01/2024		400	394
7.75%, 07/15/2028 (e)		775	801

			4,307

Packaging & Containers — 1.9%
ARD Finance SA, (Luxembourg), 6.50% (cash), 06/30/2027 (e) (v)		2,224	1,039
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc, (Multinational),
Reg. S, 2.00%, 09/01/2028	EUR	100	98
Reg. S, 3.00%, 09/01/2029	EUR	400	355
3.25%, 09/01/2028 (e)		926	810
4.00%, 09/01/2029 (e)		5,119	4,337
6.00%, 06/15/2027 (e)		824	821
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc., (Multinational),
Reg. S, 2.13%, 08/15/2026	EUR	938	921
4.13%, 08/15/2026 (e)		2,053	1,873
Reg. S, 4.75%, 07/15/2027	GBP	100	92
5.25%, 04/30/2025 (e)		1,916	1,863
5.25%, 08/15/2027 (e)		894	694
Ball Corp.,
3.13%, 09/15/2031		354	306
6.00%, 06/15/2029		864	882
Clydesdale Acquisition Holdings, Inc.,
6.63%, 04/15/2029 (e)		2,619	2,576
8.75%, 04/15/2030 (e)		2,719	2,535
Crown Americas LLC, 5.25%, 04/01/2030		488	480
Crown European Holdings SA, (France),
Reg. S, 3.38%, 05/15/2025	EUR	100	110
Reg. S, 5.00%, 05/15/2028	EUR	100	114

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Packaging & Containers — continued
Fiber Bidco Spa, (Italy), Reg. S, 11.00%, 10/25/2027	EUR	200	241
Graham Packaging Co., Inc., 7.13%, 08/15/2028 (e)		1,325	1,192
Graphic Packaging International LLC,
Reg. S, 2.63%, 02/01/2029	EUR	400	407
3.50%, 03/01/2029 (e)		825	742
4.13%, 08/15/2024		475	470
Intelligent Packaging Holdco Issuer LP, (Canada), 9.00% (cash), 01/15/2026 (e) (v)		1,775	1,514
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, (Canada), 6.00%, 09/15/2028 (e)		1,539	1,434
Kleopatra Finco Sarl, (Luxembourg), Reg. S, 4.25%, 03/01/2026	EUR	140	127
LABL, Inc.,
5.88%, 11/01/2028 (e)		2,395	2,173
6.75%, 07/15/2026 (e)		2,525	2,455
8.25%, 11/01/2029 (e)		350	295
9.50%, 11/01/2028 (e)		2,510	2,535
10.50%, 07/15/2027 (e)		675	648
Mauser Packaging Solutions Holding Co.,
7.88%, 08/15/2026 (e)		16,075	16,358
9.25%, 04/15/2027 (e)		430	422
OI European Group BV, (Netherlands),
4.75%, 02/15/2030 (e)		250	234
6.25%, 05/15/2028 (e)	EUR	568	656
Owens-Brockway Glass Container, Inc.,
6.63%, 05/13/2027 (e)		354	354
7.25%, 05/15/2031 (e)		1,272	1,290
Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer, Inc., 4.38%, 10/15/2028 (e)		875	815
Sealed Air Corp.,
4.00%, 12/01/2027 (e)		89	83
5.00%, 04/15/2029 (e)		267	257
Sealed Air Corp. / Sealed Air Corp. US, 6.13%, 02/01/2028 (e)		375	378
Trident TPI Holdings, Inc., 12.75%, 12/31/2028 (e)		2,570	2,750
TriMas Corp., 4.13%, 04/15/2029 (e)		525	472
Trivium Packaging Finance BV, (Netherlands),
5.50%, 08/15/2026 (e)		3,818	3,746
8.50%, 08/15/2027 (e)		800	784

			62,738

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc., 2.04%, 08/16/2028		768	676

Transportation — 0.4%
GN Bondco LLC, 9.50%, 10/15/2031 (e)		4,019	3,924

SEE NOTES TO FINANCIAL STATEMENTS.

250	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Corporate Bonds — continued
Transportation — continued
Mobico Group plc, (United Kingdom), Reg. S, (UK Gilts 5 Year + 4.14%), 4.25%, 11/26/2025 (x) (aa)	GBP	175	196
Poste Italiane SpA, (Italy), Reg. S, (ICE EURIBOR Swap Rate 5 Year + 2.68%), 2.63%, 03/24/2029 (x) (aa)	EUR	200	181
RXO, Inc., 7.50%, 11/15/2027 (e)		883	911
Seaspan Corp., (Marshall Island), Reg. S, 5.50%, 08/01/2029		2,400	2,008
XPO, Inc.,
6.25%, 06/01/2028 (e)		650	658
7.13%, 06/01/2031 (e)		150	156
7.13%, 02/01/2032 (e)		800	825
Yunda Holding Investment Ltd., (British Virgin Islands), Reg. S, 2.25%, 08/19/2025		6,300	5,748

			14,607

Trucking & Leasing — 0.4%
Fortress Transportation and Infrastructure Investors LLC,
5.50%, 05/01/2028 (e)		4,194	4,036
6.50%, 10/01/2025 (e)		3,515	3,504
7.88%, 12/01/2030 (e)		4,338	4,519
9.75%, 08/01/2027 (e)		1,034	1,075
Penske Truck Leasing Co. LP / PTL Finance Corp.,
4.20%, 04/01/2027 (e)		697	674
6.05%, 08/01/2028 (e)		315	327

			14,135

Total Industrial			336,505

Technology — 3.9%
Computers — 1.0%
Atos SE, (France),
Reg. S, 1.75%, 05/07/2025	EUR	100	84
Reg. S, 2.50%, 11/07/2028	EUR	100	66
Banff Merger Sub, Inc., Reg. S, 8.38%, 09/01/2026	EUR	106	115
Booz Allen Hamilton, Inc.,
3.88%, 09/01/2028 (e)		173	163
4.00%, 07/01/2029 (e)		1,519	1,424
CA Magnum Holdings, (Mauritius),
5.38%, 10/31/2026 (e)		3,578	3,328
Reg. S, 5.38%, 10/31/2026		9,550	8,881
Dell International LLC / EMC Corp.,
4.90%, 10/01/2026		200	200
6.02%, 06/15/2026		196	201
KBR, Inc., 4.75%, 09/30/2028 (e)		438	406
Lenovo Group Ltd., (Hong Kong),
5.83%, 01/27/2028 (e)		1,600	1,631
Reg. S, 6.54%, 07/27/2032		1,700	1,812
McAfee Corp., 7.38%, 02/15/2030 (e)		8,135	7,432
NCR Atleos Corp., 9.50%, 04/01/2029 (e)		1,237	1,314

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Computers — continued
NCR Voyix Corp.,
5.13%, 04/15/2029 (e)		1,551	1,474
5.25%, 10/01/2030 (e)		1,052	966
Presidio Holdings, Inc., 4.88%, 02/01/2027 (e)		203	199
Seagate HDD Cayman, (Cayman Islands),
8.25%, 12/15/2029 (e)		2,242	2,418
8.50%, 07/15/2031 (e)		2,131	2,313
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 5.75%, 06/01/2025 (e)		949	951

			35,378

Semiconductors — 0.3%
ams-OSRAM AG, (Austria), Reg. S, 10.50%, 03/30/2029	EUR	163	195
Entegris Escrow Corp., 4.75%, 04/15/2029 (e)		8,287	7,981
Entegris, Inc., 4.38%, 04/15/2028 (e)		476	453
Microchip Technology, Inc., 4.25%, 09/01/2025		712	702
Micron Technology, Inc., 5.38%, 04/15/2028		44	45
Qorvo, Inc., 1.75%, 12/15/2024		137	131
Synaptics, Inc., 4.00%, 06/15/2029 (e)		882	791

			10,298

Software — 2.6%
Alteryx, Inc., 8.75%, 03/15/2028 (e)		2,353	2,505
AthenaHealth Group, Inc., 6.50%, 02/15/2030 (e)		11,728	10,647
Black Knight InfoServ LLC, 3.63%, 09/01/2028 (e)		3,990	3,785
Boxer Parent Co., Inc.,
Reg. S, 6.50%, 10/02/2025	EUR	300	330
7.13%, 10/02/2025 (e)		2,816	2,831
9.13%, 03/01/2026 (e)		2,719	2,717
Camelot Finance SA, (Luxembourg), 4.50%, 11/01/2026 (e)		279	273
Capstone Borrower, Inc., 8.00%, 06/15/2030 (e)		1,410	1,467
Cedacri Mergeco SPA, (Italy), Reg. S, (ICE LIBOR EUR 3 Month + 5.50%), 9.50%, 05/15/2028 (aa)	EUR	100	109
Central Parent LLC / CDK Global II LLC / CDK Financing Co., Inc., 8.00%, 06/15/2029 (e)		2,035	2,124
Central Parent, Inc. / CDK Global, Inc., 7.25%, 06/15/2029 (e)		3,102	3,170
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028 (e)		5,417	5,108
4.88%, 07/01/2029 (e)		5,403	5,070
Cloud Software Group, Inc.,
6.50%, 03/31/2029 (e)		16,396	15,622
9.00%, 09/30/2029 (e)		8,497	8,094

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	251

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Software — continued
Concentrix Corp., 6.65%, 08/02/2026	75	77
Consensus Cloud Solutions, Inc., 6.50%, 10/15/2028 (e)	60	54
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029 (e)	3,456	3,224
Elastic NV, (Netherlands), 4.13%, 07/15/2029 (e)	2,106	1,934
Fair Isaac Corp., 4.00%, 06/15/2028 (e)	1,912	1,808
MicroStrategy, Inc., 6.13%, 06/15/2028 (e)	3,392	3,291
Open Text Corp., (Canada), 6.90%, 12/01/2027 (e)	2,245	2,334
Oracle Corp., 2.30%, 03/25/2028	615	561
Playtika Holding Corp., 4.25%, 03/15/2029 (e)	348	304
SS&C Technologies, Inc., 5.50%, 09/30/2027 (e)	1,902	1,874
Twilio, Inc.,
3.63%, 03/15/2029	228	208
3.88%, 03/15/2031	2,281	2,032
Veritas US, Inc. / Veritas Bermuda Ltd., 7.50%, 09/01/2025 (e)	321	265
ZoomInfo Technologies LLC / ZoomInfo Finance Corp., 3.88%, 02/01/2029 (e)	4,546	4,125

		85,943

Total Technology		131,619

Utilities — 3.9%
Electric — 3.7%
ACEN Finance Ltd., (Cayman Islands), Reg. S, 4.00%, 03/08/2025 (x)	5,000	3,168
Adani Green Energy Ltd., (India), Reg. S, 4.38%, 09/08/2024	1,500	1,448
AES Corp. (The),
3.30%, 07/15/2025 (e)	527	507
5.45%, 06/01/2028	206	210
Alexander Funding Trust II, 7.47%, 07/31/2028 (e)	982	1,032
Alliant Energy Finance LLC, 5.95%, 03/30/2029 (e)	400	416
Ameren Corp., 5.70%, 12/01/2026	874	895
American Electric Power Co., Inc., 5.20%, 01/15/2029	350	355
Avangrid, Inc., 3.20%, 04/15/2025	537	522
Black Hills Corp., 5.95%, 03/15/2028	137	142
Calpine Corp.,
3.75%, 03/01/2031 (e)	2,605	2,288
4.50%, 02/15/2028 (e)	973	925
4.63%, 02/01/2029 (e)	2,735	2,537
5.00%, 02/01/2031 (e)	4,486	4,113
5.13%, 03/15/2028 (e)	8,223	7,885
Cikarang Listrindo Tbk. PT, (Indonesia), Reg. S, 4.95%, 09/14/2026	6,400	6,136
Clean Renewable Power Mauritius Pte Ltd., (Mauritius), Reg. S, 4.25%, 03/25/2027	3,465	3,157

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
Clearway Energy Operating LLC,
3.75%, 01/15/2032 (e)		977	849
4.75%, 03/15/2028 (e)		796	766
Cleco Corporate Holdings LLC, 3.74%, 05/01/2026		497	480
Constellation Energy Generation LLC, 5.60%, 03/01/2028		127	131
Diamond II Ltd., (Mauritius), 7.95%, 07/28/2026 (e)		1,000	1,001
Duke Energy Corp., 2.65%, 09/01/2026		66	63
Edison International,
Series A, (CMT Index 5 Year + 4.70%), 5.38%, 03/15/2026 (x) (aa)		792	749
Series B, (CMT Index 5 Year + 3.90%), 5.00%, 12/15/2026 (x) (aa)		697	649
EDP—Energias de Portugal SA, (Portugal),
Reg. S, (EUR Swap Rate 5 Year + 1.84%), 1.70%, 07/20/2080 (aa)	EUR	100	106
Reg. S, (EUR Swap Rate 5 Year + 2.38%), 1.88%, 08/02/2081 (aa)	EUR	200	205
Electricite de France SA, (France),
Reg. S, (EUR Swap Rate 5 Year + 3.97%), 3.38%, 06/15/2030 (x) (aa)	EUR	400	387
5.70%, 05/23/2028 (e)		260	269
Reg. S, (GBP Swap Rate 13 Year + 4.23%), 6.00%, 01/29/2026 (x) (aa)	GBP	300	371
Evergy Missouri West, Inc., 5.15%, 12/15/2027 (e)		234	236
Eversource Energy, 5.95%, 02/01/2029		300	314
Fells Point Funding Trust, 3.05%, 01/31/2027 (e)		524	494
FirstEnergy Corp.,
2.05%, 03/01/2025		330	318
2.65%, 03/01/2030		229	198
FirstEnergy Transmission LLC, 4.35%, 01/15/2025 (e)		223	219
Jersey Central Power & Light Co., 4.70%, 04/01/2024 (e)		1,018	1,014
JSW Hydro Energy Ltd., (India), Reg. S, 4.13%, 05/18/2031		4,669	4,056
LLPL Capital Pte Ltd., (Singapore), Reg. S, 6.88%, 02/04/2039		2,253	2,171
Minejesa Capital BV, (Netherlands), Reg. S, 4.63%, 08/10/2030		4,700	4,459
Mong Duong Finance Holdings BV, (Netherlands),
Reg. S, 5.13%, 05/07/2029		7,507	6,953
National Grid plc, (United Kingdom), 5.60%, 06/12/2028		91	94
Naturgy Finance BV, (Netherlands), Reg. S, (EUR Swap Rate 5 Year + 2.44%), 2.37%, 11/23/2026 (x) (aa)	EUR	300	301
NextEra Energy Capital Holdings, Inc., 5.75%, 09/01/2025		154	156

SEE NOTES TO FINANCIAL STATEMENTS.

252	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Electric — continued
NextEra Energy Operating Partners LP,
3.88%, 10/15/2026 (e)	671	639
7.25%, 01/15/2029 (e)	753	788
NRG Energy, Inc.,
3.63%, 02/15/2031 (e)	1,885	1,620
3.75%, 06/15/2024 (e)	500	494
3.88%, 02/15/2032 (e)	2,300	1,969
5.25%, 06/15/2029 (e)	1,204	1,166
5.75%, 01/15/2028	1,325	1,320
6.63%, 01/15/2027	538	539
7.00%, 03/15/2033 (e)	920	973
(CMT Index 5 Year + 5.92%), 10.25%, 03/15/2028 (e) (x) (aa)	3,729	3,882
Pacific Gas and Electric Co.,
3.15%, 01/01/2026	529	508
3.30%, 12/01/2027	270	252
3.75%, 02/15/2024	232	231
5.45%, 06/15/2027	9	9
6.95%, 03/15/2034	2,155	2,372
Palomino Funding Trust I, 7.23%, 05/17/2028 (e)	698	735
Pattern Energy Operations LP / Pattern Energy Operations, Inc., 4.50%, 08/15/2028 (e)	462	437
PG&E Corp., 5.25%, 07/01/2030	926	894
Pike Corp., 8.63%, 01/31/2031 (e)	402	422
Public Service Enterprise Group, Inc., 5.85%, 11/15/2027	123	128
Puget Energy, Inc., 3.65%, 05/15/2025	300	292
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries, (India), Reg. S, 4.50%, 07/14/2028	10,000	8,895
SMC Global Power Holdings Corp., (Philippines), Reg. S, (CMT Index 5 Year + 9.20%), 7.00%, 10/21/2025 (x) (aa)	10,150	8,954
Star Energy Geothermal Wayang Windu Ltd., (British Virgin Islands), Reg. S, 6.75%, 04/24/2033	4,703	4,688
System Energy Resources, Inc., 6.00%, 04/15/2028	832	850
Talen Energy Supply LLC, 8.63%, 06/01/2030 (e)	606	647
TransAlta Corp., (Canada), 7.75%, 11/15/2029	772	819
Vistra Corp.,
(CMT Index 5 Year + 5.74%), 7.00%, 12/15/2026 (e) (x) (aa)	2,549	2,511
(CMT Index 5 Year + 6.93%), 8.00%, 10/15/2026 (e) (x) (aa)	1,975	1,966
Vistra Operations Co. LLC,
3.55%, 07/15/2024 (e)	1,474	1,453
4.38%, 05/01/2029 (e)	6,750	6,300
4.88%, 05/13/2024 (e)	495	492
5.00%, 07/31/2027 (e)	90	88

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)

Electric — continued
5.50%, 09/01/2026 (e)		835	826
5.63%, 02/15/2027 (e)		2,553	2,518
6.95%, 10/15/2033 (e)		961	1,012
7.75%, 10/15/2031 (e)		1,839	1,909
WEC Energy Group, Inc., 5.60%, 09/12/2026		125	127

			126,470

Gas — 0.2%
AmeriGas Partners LP / AmeriGas Finance Corp.,
5.50%, 05/20/2025		1,280	1,262
5.88%, 08/20/2026		1,450	1,435
9.38%, 06/01/2028 (e)		1,344	1,388
Brooklyn Union Gas Co. (The), 4.63%, 08/05/2027 (e)		341	333
CenterPoint Energy Resources Corp., 5.25%, 03/01/2028		78	80
National Fuel Gas Co., 5.50%, 01/15/2026		289	289
NiSource, Inc., 5.25%, 03/30/2028		47	48
ONE Gas, Inc., 1.10%, 03/11/2024		125	124
Southwest Gas Corp., 5.45%, 03/23/2028		100	102
UGI International LLC, Reg. S, 2.50%, 12/01/2029	EUR	100	94

			5,155

Water — 0.0% (g)
Thames Water Utilities Finance plc, (United Kingdom), Reg. S, 4.00%, 04/18/2027	EUR	100	106

Total Utilities			131,731

Total Corporate Bonds
(Cost $2,876,758)			2,857,517

Foreign Government Securities — 2.1%
Mongolia Government International Bond, (Mongolia),
Reg. S, 3.50%, 07/07/2027		2,000	1,781
Reg. S, 4.45%, 07/07/2031		5,100	4,259
Reg. S, 5.13%, 04/07/2026		4,400	4,259
8.65%, 01/19/2028 (e)		4,200	4,390
Reg. S, 8.65%, 01/19/2028		1,400	1,463
Oman Government International Bond, (Oman), Reg. S, 7.00%, 01/25/2051		1,300	1,402
Pakistan Government International Bond, (Pakistan),
Reg. S, 6.00%, 04/08/2026		13,400	9,402
Reg. S, 6.88%, 12/05/2027		22,000	14,960
Reg. S, 7.38%, 04/08/2031		9,650	5,850
Reg. S, 8.25%, 04/15/2024		500	472
Reg. S, 8.25%, 09/30/2025		2,200	1,859
Sri Lanka Government International Bond, (Sri Lanka),
Reg. S, 5.75%, 04/18/2023 (d)		2,600	1,320
6.20%, 05/11/2027 (d) (e)		15,600	7,824
Reg. S, 6.20%, 05/11/2027 (d)		3,800	1,906

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	253

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Reg. S, 6.75%, 04/18/2028 (d)	4,000	1,997
Reg. S, 6.85%, 03/14/2024 (d)	12,100	6,079
Reg. S, 7.55%, 03/28/2030 (d)	2,000	997
Vietnam Government International Bond, (Vietnam), Series 30YR, 5.50%, 03/12/2028	222	212

Total Foreign Government Securities
(Cost $68,169)		70,432

U.S. Treasury Obligations — 2.0%
U.S. Treasury Inflation Indexed Notes,
0.13%, 04/15/2025	834	804
0.25%, 01/15/2025	1,043	1,013
0.50%, 04/15/2024	933	921
U.S. Treasury Notes,
2.50%, 05/31/2024 (ee)	26,890	26,590
2.75%, 04/30/2027	740	712
4.25%, 05/31/2025	527	525
4.88%, 11/30/2025	5,748	5,809
5.00%, 09/30/2025	10,358	10,466
5.00%, 10/31/2025	20,500	20,738

Total U.S. Treasury Obligations
(Cost $67,620)		67,578

	SHARES
Common Stocks — 0.2%
Basic Materials — 0.1%
Chemicals — 0.1%
Venator Materials plc, (United Kingdom) (a) (bb) (cc)	483,919	2,507

Communications — 0.1%
Telecommunications — 0.1%
Intelsat SA, (Luxembourg) (a) (f) (bb) (cc)	87	2,414

Financial — 0.0% (g)
Real Estate — 0.0% (g)
Sunac Services Holdings Ltd., (China), Reg. S (e)	5,839	1,401

Utilities — 0.0% (g)
Electric — 0.0% (g)
Heritage Power LLC (a) (f) (bb) (cc)	47	296

Total Common Stocks
(Cost $11,193)		6,618

Preferred Stock — 0.2%
Consumer Cyclical — 0.2%
Retail — 0.2%
Ferrellgas Escrow LLC, expiring, 03/30/2031 (a) (f) (bb) (cc)
(Cost $6,490)	6	6,467

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — 3.0% (o)
Basic Materials — 0.1%
Chemicals — 0.1%
ARC Falcon I, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 3.50%), 8.96%, 09/30/2028 (aa)	251	248
Discovery Purchaser Corp., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 4.38%), 9.77%, 10/04/2029 (aa)	2,382	2,345
Herens Holdco Sarl, Facility B (USD), (Luxembourg), (CME Term SOFR 3 Month + 3.93%), 9.37%, 07/03/2028 (aa)	615	555
Nutrition & Biosciences, Inc., 3-Year Delayed Draw Term Loan, (CME Term SOFR 3 Month + 1.63%), 7.09%, 2/1/2024 (f) (aa)	103	102
Venator Materials LLC, Delayed Draw Term Loan, (CME Term SOFR 1 Month + 8.00% (PIK) + 2.00% (Cash)), 15.36%, 10/12/2028 (aa)	114	113
Venator Materials LLC, Initial Term Loan, (CME Term SOFR 3 Month + 8.00% (PIK) + 2.00% (Cash)), 15.43%, 10/12/2028 (aa)	1,078	1,073

Total Basic Materials		4,436

Communications — 0.6%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc., Term B Loan, (CME Term SOFR 3 Month + 3.50%), 9.14%, 08/21/2026 (aa)	3,339	3,300

Internet — 0.1%
Acuris Finance US, Inc., Initial Dollar Term Loan, (CME Term SOFR 3 Month + 4.00%), 9.50%, 02/16/2028 (aa)	178	178
MH Sub I LLC, 2020 June New Term Loan (First Lien), (CME Term SOFR 1 Month + 3.75%), 9.22%, 09/13/2024 (aa)	148	148
MH Sub I LLC, 2021 Replacement Term Loan (Second Lien), (CME Term SOFR 1 Month + 6.25%), 11.61%, 02/23/2029 (aa)	758	704
MH Sub I LLC, 2023 May Incremental Term Loan (First Lien), (CME Term SOFR 1 Month + 4.25%), 9.61%, 05/03/2028 (aa)	2,854	2,801
MH Sub I LLC, Amendment No. 2 Initial Term Loan (First Lien), (CME Term SOFR 1 Month + 3.75%), 9.22%, 09/13/2024 (aa)	70	70

		3,901

Media — 0.2%
Charter Communications Operating LLC, Term B-2 Loan, (CME Term SOFR 3 Month + 1.75%), 7.13%, 02/01/2027 (aa)	413	413

SEE NOTES TO FINANCIAL STATEMENTS.

254	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Media — continued
Diamond Sports Group LLC, Term Loan (First Lien), (CME Term SOFR 3 Month + 8.00%), 15.46%, 05/25/2026 (d)	2,745	1,990
Diamond Sports Group LLC, Term Loan (Second Lien), (CME Term SOFR 1 Month + 5.25%), 10.71%, 08/24/2026 (d) (aa)	4,720	186
DIRECTV Financing LLC, Closing Date Term Loan, (CME Term SOFR 3 Month + 5.00%), 10.65%, 08/02/2027 (u) (aa)	3,446	3,442
Radiate Holdco LLC, Amendment No. 6 Term B Loan, (CME Term SOFR 1 Month + 3.25%), 8.72%, 09/25/2026 (u) (aa)	1,292	1,030

		7,061

Telecommunications — 0.2%
Digicel International Finance Ltd., Initial Term B Loan (First Lien), (Saint Lucia), (ICE LIBOR USD 3 Month + 3.25%), 8.86%, 05/28/2024 (d) (aa)	1,585	1,468
Level 3 Financing, Inc., TSA Term Loan, (CME Term SOFR 1 Month + 1.75%), 7.22%, 03/01/2027 (aa)	120	114
Lumen Technologies, Inc., Term B Loan, (CME Term SOFR 1 Month + 2.25%), 7.72%, 03/15/2027 (aa)	30	20
ViaSat, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 4.50%), 9.96%, 05/30/2030 (aa)	1,014	993
Xplore, Inc., Initial Term Loan (Second Lien), (Canada), (CME Term SOFR 3 Month + 7.00%), 12.61%, 10/01/2029 (aa)	1,300	305
Xplore, Inc., Refinancing Term Loan (First Lien), (Canada), (CME Term SOFR 3 Month + 4.00%), 9.61%, 10/02/2028 (aa)	3,241	1,926
Zayo Group Holdings, Inc., Initial Dollar Term Loan, (CME Term SOFR 1 Month + 3.00%), 8.47%, 03/09/2027 (u) (aa)	390	334

		5,160

Total Communications		19,422

Consumer Cyclical — 0.2%
Airlines — 0.1%
AAdvantage Loyalty IP Ltd., Initial Term Loan, (Cayman Islands), (CME Term SOFR 3 Month + 4.75%), 10.43%, 04/20/2028 (u) (aa)	1,826	1,874
Mileage Plus Holdings LLC, Initial Term Loan, (CME Term SOFR 3 Month + 5.25%), 10.77%, 06/21/2027 (aa)	53	54

		1,928

Auto Parts & Equipment — 0.0% (g)
Tenneco, Inc., Term A Loan (First Lien), (CME Term SOFR 3 Month + 4.75%), 10.22%, 11/17/2028 (aa)	895	780

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Auto Parts & Equipment — continued
Tenneco, Inc., Term B Loan (First Lien), (CME Term SOFR 3 Month + 5.00%), 10.47%, 11/17/2028 (aa)	584	514

		1,294

Commercial Services — 0.0% (g)
OMNIA Partners LLC, Initial Term Loan, (CME Term SOFR 3 Month + 4.25%), 9.63%, 07/25/2030 (u) (aa)	6	6

Cosmetics/Personal Care — 0.0% (g)
KDC/ONE Development Corp., Inc., Dollar Tranche Term Loan, (Canada), (CME Term SOFR 1 Month + 5.00%), 10.36%, 08/15/2028 (aa)	838	828

Lodging — 0.0% (g)
Resorts World Las Vegas LLC, Term A Facility Loan, (CME Term SOFR 1 Month + 1.50%), 6.86%, 04/16/2024 (aa)	500	499
Wyndham Hotels & Resorts, Inc., 2022 Term A Loan, (CME Term SOFR 1 Month + 1.75%), 7.21%, 04/08/2027 (aa)	292	291

		790

Retail — 0.1%
Great Outdoors Group LLC, Term B-2 Loan, (CME Term SOFR 1 Month + 3.75%), 9.22%, 03/06/2028 (aa)	2,456	2,454
White Cap Supply Holdings LLC, Initial Closing Date Term Loan, (CME Term SOFR 1 Month + 3.75%), 9.11%, 10/19/2027 (aa)	319	319

		2,773

Total Consumer Cyclical		7,619

Consumer Non-cyclical — 0.4%
Beverages — 0.0% (g)
Naked Juice LLC, Initial Loan (Second Lien), (CME Term SOFR 3 Month + 6.00%), 11.45%, 01/24/2030 (aa)	111	89
Naked Juice LLC, Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 3.25%), 8.70%, 01/24/2029 (aa)	802	773

		862

Commercial Services — 0.2%
CoreLogic, Inc., Initial Term Loan (First Lien), (CME Term SOFR 1 Month + 3.50%), 8.97%, 06/02/2028 (aa)	748	726
PECF USS Intermediate Holding III Corp., Initial Term Loan, (CME Term SOFR 3 Month + 4.25%), 9.89%, 12/15/2028 (aa)	426	330
Sabre GLBL, Inc., 2021 Other Term B-1 Loan, (CME Term SOFR 1 Month + 3.50%), 8.97%, 12/17/2027 (aa)	250	218

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	255

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Commercial Services — continued
Sabre GLBL, Inc., 2021 Other Term B-2 Loan, (CME Term SOFR 1 Month + 3.50%), 8.97%, 12/17/2027 (aa)	395	344
Verscend Holding Corp., Term B-1 Loan, (CME Term SOFR 1 Month + 4.00%), 9.47%, 08/27/2025 (aa)	4,158	4,162

		5,780

Food — 0.0% (g)
US Foods, Inc., Incremental B-2019 Term Loan, (CME Term SOFR 1 Month + 2.00%), 7.47%, 09/13/2026 (aa)	224	224

Healthcare — Products — 0.1%
Bausch + Lomb Corp., Initial Term Loan, (Canada), (CME Term SOFR 1 Month + 3.25%), 8.71%, 05/10/2027 (aa)	1,189	1,173

Healthcare — Services — 0.1%
LifePoint Health, Inc., 2023 Refinancing Term Loan, (CME Term SOFR 3 Month + 5.50%), 10.91%, 11/16/2028 (aa)	555	553
Quorum Health Corp., Term Loan (Exit), (CME Term SOFR 3 Month + 8.25%), 13.76%, 04/29/2025 (aa)	612	367
Star Parent, Inc., Term Loan, (CME Term SOFR 3 Month + 4.00%), 9.35%, 09/27/2030 (aa)	1,686	1,664
Surgery Center Holdings, Inc., Initial Term Loan, (CME Term SOFR 3 Month + 3.75%),8.86%, 12/19/2030	449	451

		3,035

Pharmaceuticals — 0.0% (g)
Gainwell Acquisition Corp., Term B Loan (First Lien), (CME Term SOFR 3 Month + 4.00%), 9.45%, 10/01/2027 (aa)	1,069	1,038

Total Consumer Non-cyclical		12,112

Diversified — 0.0% (g)
Holding Companies — 0.0% (g)
Clue Opco LLC, Term B Loan, (CME Term SOFR 1 Month + 8.99%), 4.25%, 12/19/2030 (u)	887	839

Energy — 0.1%
Pipelines — 0.1%
Buckeye Partners LP, 2023 Tranche B-2 Term Loan, (CME Term SOFR 3 Month + 2.50%), 7.87%, 11/22/2030 (u) (aa)	65	65
Buckeye Partners, L.P., 2021 TRANCHE B-1TL REFINANCING, (CME Term SOFR 1 Month + 2.25%), 7.71%, 11/01/2026	97	98
New Fortress Energy, Inc., Initial Term Loan, (CME Term SOFR 3 Month + 5.00%), 10.39%, 10/30/2028 (aa)	4,261	4,186

Total Energy		4,349

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Financial — 0.2%
Banks — 0.0% (g)
Ascensus Group Holdings, Inc., Initial Term Loan (Second Lien), (CME Term SOFR 3 Month + 6.50%), 12.18%, 08/02/2029 (aa)	325	312

Diversified Financial Services — 0.1%
Deerfield Dakota Holding LLC, 2021 Replacement Term Loan (Second Lien), (CME Term SOFR 3 Month + 6.75%), 12.36%, 04/07/2028 (aa)	763	726
Deerfield Dakota Holding LLC, Initial Dollar Term Loan (First Lien), (CME Term SOFR 3 Month + 3.75%), 9.10%, 04/09/2027 (u) (aa)	317	313
Setanta Aircraft Leasing DAC, Loan, (Ireland), (CME Term SOFR 3 Month + 2.00%), 7.61%, 11/05/2028 (aa)	237	238

		1,277

Insurance — 0.1%
Acrisure LLC, 2021-1 Additional Term Loan (First Lien), (Syn LIBOR 3 Month + 3.75%), 9.40%, 02/15/2027 (aa)	972	971
Alliant Holdings Intermediate LLC, TLB-6 New Term Loan, (CME Term SOFR 1 Month + 3.50%), 8.86%, 11/06/2030 (aa)	210	211
Asurion LLC, New B-4 Term Loan (Second Lien), (CME Term SOFR 1 Month + 5.25%), 10.72%, 01/20/2029 (aa)	1,475	1,387

		2,569

REITS — 0.0% (g)
Invitation Homes Operating Partnership LP, Term Loan A, (CME Term SOFR 1 Month + 1.00%), 6.46%, 01/31/2025 (aa)	837	827

Total Financial		4,985

Industrial — 0.4%
Electronics — 0.0% (g)
Indicor LLC, Tranche B Dollar Term Loan (First Lien), (CME Term SOFR 3 Month + 4.00%), 9.35%, 11/22/2029 (aa)	237	237

Engineering & Construction — 0.1%
Apple Bidco LLC, Amendment No. 3 Term Loan (First Lien), (CME Term SOFR 1 Month + 3.50%), 8.86%, 09/22/2028 (u) (aa)	456	458
Brand Industrial Services, Inc., Tranche B Term Loan, (CME Term SOFR 3 Month + 5.50%), 10.88%, 08/01/2030 (u) (aa)	3,773	3,746

		4,204

SEE NOTES TO FINANCIAL STATEMENTS.

256	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)
Loan Assignments — continued
Machinery — Diversified — 0.2%
Husky Injection Molding Systems Ltd., Initial Term Loan, (Canada), (CME Term SOFR 1 Month + 3.00%), 8.47%, 03/28/2025 (u) (aa)	5,070	5,059
SPX Flow, Inc., Term Loan, (CME Term SOFR 1 Month + 4.50%), 9.96%, 04/05/2029 (aa)	1,527	1,531

		6,590

Packaging & Containers — 0.1%
Iris Holding, Inc., Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 4.75%), 5.38%, 06/28/2028 (u)	349	321
Trident TPI Holdings, Inc., Tranche B-5 Initial Term Loan, (CME Term SOFR 3 Month + 4.50%), 9.85%, 09/15/2028 (aa)	580	580

		901

Total Industrial		11,932

Technology — 1.0%
Computers — 0.3%
Magenta Buyer LLC, Initial Term Loan (First Lien), (CME Term SOFR 3 Month + 5.00%), 10.64%, 07/27/2028 (aa)	4,076	2,863
Magenta Buyer LLC, Initial Term Loan (Second Lien), (CME Term SOFR 3 Month + 8.25%), 13.89%, 07/27/2029 (aa)	491	186
McAfee Corp., Tranche B-1 Term Loan, (CME Term SOFR 1 Month + 3.75%), 9.19%, 03/01/2029 (aa)	3,148	3,126
NCR Atleos LLC, Term B Loan, (CME Term SOFR 1 Month + 4.75%), 10.21%, 03/27/2029 (aa)	1,600	1,589
Peraton Corp., Term B-1 Loan (Second Lien), (CME Term SOFR 3 Month + 7.75%), 13.22%, 02/01/2029 (aa)	1,199	1,190

		8,954

Software — 0.7%
Ascend Learning LLC, Initial Term Loan (2021) (First Lien), (CME Term SOFR 1 Month + 3.50%), 8.96%, 12/11/2028 (aa)	1,353	1,328
Ascend Learning LLC, Initial Term Loan (Second Lien), (CME Term SOFR 1 Month + 5.75%), 11.21%, 12/10/2029 (aa)	458	391
athenahealth Group, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 3.25%), 8.61%, 02/15/2029 (aa)	5,842	5,810
Banff Guarantor, Inc., Initial Term Loan (Second Lien), (CME Term SOFR 1 Month + 5.50%), 10.97%, 02/27/2026 (aa)	1,992	1,983
Boxer Parent Co., Inc., 2028 Extended Dollar Term Loan, (CME Term SOFR 1 Month + 4.25%), 9.61%, 12/29/2028 (u) (aa)	736	740

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Software — continued
Boxer Parent Co. Inc., 2028 Extended Dollar Term Loan, (CME Term SOFR 3 Month + 3.75%), 9.61%, 12/29/2028	908	909
Cloud Software Group, Inc., Dollar Term B Loan (First Lien), (CME Term SOFR 3 Month + 4.50%), 9.95%, 03/30/2029 (aa)	3,305	3,222
Planview Parent, Inc., Closing Date Loan (Second Lien), (CME Term SOFR 3 Month + 7.25%), 12.70%, 12/18/2028 (aa)	180	164
Polaris Newco LLC, Dollar Term Loan (First Lien), (CME Term SOFR 1 Month + 4.00%), 9.47%, 06/02/2028 (aa)	1,554	1,531
Project Alpha Intermediate Holding, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 4.75%), 10.11%, 10/28/2030 (aa)	183	184
RealPage, Inc., Initial Loan (Second Lien), (CME Term SOFR 1 Month + 6.50%), 11.97%, 04/23/2029 (aa)	918	916
RealPage, Inc., Initial Term Loan (First Lien), (CME Term SOFR 1 Month + 3.00%), 8.47%, 04/24/2028 (aa)	2,914	2,887
Skillsoft Finance II, Inc., Initial Term Loan, (CME Term SOFR 1 Month + 5.25%), 10.72%, 07/14/2028 (aa)	1,836	1,714
Sovos Compliance LLC, Initial Term Loan (First Lien), (CME Term SOFR 1 Month + 4.50%), 9.97%, 08/11/2028 (aa)	1,010	996
UKG, Inc., 2021 Incremental Term Loan (Second Lien), (CME Term SOFR 3 Month + 5.25%), 10.76%, 05/03/2027 (aa)	2,087	2,087

		24,862

Total Technology		33,816

Utilities — 0.0% (g)
Electric — 0.0% (g)
Calpine Corp., Term Loan, (CME Term SOFR 1 Month + 2.00%), 7.47%, 08/12/2026 (aa)	199	199
Heritage Power LLC, Term Loan, (CME Term SOFR 3 Month + 5.50%), 10.87%, 07/20/2028 (aa)	156	148

Total Utilities		347

Total Loan Assignments (Cost $102,979)		99,857

Short-Term Investments — 2.0%
Commercial Papers — 0.2%
Arizona Public Service Co., 5.39%, 01/02/2024 (n)	2,500	2,498
CommonSpirit Health, 6.38%, 01/04/2024 (n)	2,000	1,998

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	257

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)		VALUE($)
Short-Term Investments — continued
Commercial Papers — continued
Energy Transfer LP, 5.75%, 01/02/2024 (n)		2,000	1,999
Western Midstream Operating LP, 6.14%, 01/05/2024 (e) (n)		1,783	1,781

Total Commercial Papers			8,276

Time Deposits — 1.1%
BNP Paribas SA, 0.55%, 01/03/2024	CHF	1	1
Brown Brothers Harriman,
4.16%, 01/02/2024	GBP	5	6
4.25%, 01/02/2024	HKD	181	23
Citibank NA,
2.71%, 01/02/2024	EUR	202	223
4.68%, 01/02/2024		14,498	14,498
Royal Bank of Canada,
2.71%, 01/02/2024	EUR	2,127	2,348
3.79%, 01/02/2024	CAD	1	1
4.68%, 01/02/2024 (c)		1,175	1,175

SECURITY DESCRIPTION	PRINCIPAL AMOUNT($)	VALUE($)

Time Deposits — continued
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024	20,801	20,801

Total Time Deposits		39,076

U.S. Treasury Obligations — 0.7%
U.S. Treasury Bills,
Zero Coupon, 04/16/2024	5,900	5,810
Zero Coupon, 02/06/2024	12,200	12,138
Zero Coupon, 01/09/2024	4,694	4,689

Total U.S. Treasury Obligations		22,637

Total Short-Term Investments (Cost $69,989)		69,989

Total Investments — 98.2% (Cost — $3,340,509)		3,313,176

Other Assets in Excess of Liabilities — 1.8%		58,510

NET ASSETS — 100.0%		$3,371,686

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
Euro Schatz	2	03/2024	EUR	234	1
U.S. Treasury 10 Year Note	28	03/2024	USD	3,121	40
U.S. Treasury 2 Year Note	303	03/2024	USD	61,730	662
U.S. Treasury 5 Year Note	668	03/2024	USD	70,926	1,735
U.S. Treasury Long Bond	24	03/2024	USD	2,902	96

					2,534

Short Contracts
Euro BOBL	(1)	03/2024	EUR	(129)	(2)
U.S. Treasury 5 Year Note	(61)	03/2024	USD	(6,512)	(123)
U.S. Treasury Ultra Bond	(23)	03/2024	USD	(2,790)	(283)

					(408)

Total unrealized appreciation (depreciation)					2,126

SEE NOTES TO FINANCIAL STATEMENTS.

258	SIX CIRCLES TRUST	DECEMBER 31, 2023

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
EUR	272	USD	300	Citibank, NA	01/12/2024	1

Total unrealized appreciation						1

USD	2,356	EUR	2,151	HSBC Bank plc	01/12/2024	(19)
USD	147	EUR	134	BNP Paribas	03/20/2024	(1)
USD	33,525	EUR	30,552	UBS AG LONDON	03/20/2024	(308)
USD	5,027	GBP	3,966	Morgan Stanley & Co.	03/20/2024	(30)

Total unrealized depreciation						(358)

Net unrealized appreciation (depreciation)						(357)

Centrally Cleared Interest Rate Swap contracts outstanding as of December 31, 2023:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT		UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
United States SOFR	1.95% maturity	Receive	02/24/2024	USD	86,000	(1,290)	(1,545)	(2,835)
United States SOFR	4.25% annually	Pay	12/20/2025	USD	13,700	(148)	183	35
United States SOFR	1.00% annually	Receive	06/15/2027	USD	3,300	(387)	24	(363)
United States SOFR	3.50% annually	Pay	12/20/2030	USD	27,100	(997)	1,001	4
United States SOFR	3.50% annually	Receive	12/20/2033	USD	2,200	(67)	69	2
United States SOFR	3.25% annually	Pay	12/20/2053	USD	6,300	589	(500)	89

Total						(2,300)	(768)	(3,068)

(a)	Value of floating rate index as of December 31, 2023 was as follows:

FLOATING RATE INDEX
United States SOFR	5.38%

Over the Counter (“OTC”) Credit Default Swaps contracts outstanding — buy protection (1) as of December 31, 2023:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
Picard Bondco SA, 5.38%, 07/01/2027	5.00	quarterly	BNP Paribas	12/20/2028	3.96	EUR	37	(1)	(1)	(2)

Total								(1)	(1)	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	259

Six Circles Credit Opportunities Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Over the Counter (“OTC”) Credit Default Swaps contracts outstanding — sell protection (2) as of December 31, 2023:
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)		VALUE($)
CMA CGM SA, 7.50%, 01/15/2026	5.00	quarterly	Goldman Sachs International	06/20/2026	1.13	EUR	10	1	—	(h)	1
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	quarterly	Bank of America, NA	06/20/2026	1.88	EUR	68	(2)	8		6
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	quarterly	Barclays Bank plc	12/20/2026	2.24	EUR	30	1	2		3
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	quarterly	Morgan Stanley	12/20/2026	2.24	EUR	10	1	—	(h)	1
Jaguar Land Rover Automotive, 2.20%, 01/15/2024	5.00	quarterly	Bank of America, NA	12/20/2026	2.24	EUR	20	(1)	3		2
CMA CGM SA, 7.50%, 01/15/2026	5.00	quarterly	Goldman Sachs International	06/20/2027	1.45	EUR	70	2	7		9
CMA CGM SA, 7.50%, 01/15/2026	5.00	quarterly	Barclays Bank plc	06/20/2027	1.45	EUR	49	1	5		6
Vietnam Government International Bond, 4.80%, 11/19/2024	1.00	quarterly	Citibank, NA	12/20/2027	1.03	USD	4,300	(124)	121		(3)
Adler Real Estate AG, 2.13%, 02/06/2024	5.00	quarterly	Bank of America, NA	12/20/2027	13.04	EUR	200	(50)	11		(39)
United Group BV, 3.63%, 02/15/2028	5.00	quarterly	Bank of America, NA	12/20/2027	3.89	EUR	73	(11)	14		3
Ladbrokers Group Finance plc, 5.13%, 09/08/2023	1.00	quarterly	Morgan Stanley	06/20/2028	1.51	EUR	100	(7)	5		(2)

Total								(189)	176		(13)

Centrally Cleared Credit Default Swaps contracts outstanding — buy protection (1) as of December 31, 2023:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.IG.41-V1	1.00	quarterly	12/20/2028	0.57	USD	64,270	(1,167)	(101)	(1,268)

Total							(1,167)	(101)	(1,268)

Centrally Cleared Credit Default Swaps contracts outstanding — sell protection (2) as of December 31, 2023:
REFERENCE OBLIGATION/INDEX	FINANCING RATE RECEIVED BY THE FUND(%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD(%) (3)	NOTIONAL AMOUNT (4)		UPFRONT PAYMENTS (RECEIPTS)($) (5)	UNREALIZED APPRECIATION (DEPRECIATION)($)	VALUE($)
CDX.NA.HY.41-V1	5.00	quarterly	12/20/2028	3.56	USD	55,252	980	2,335	3,315
CDX.NA.IG.41-V1	1.00	quarterly	12/20/2028	0.57	USD	820	8	8	16

Total							988	2,343	3,331

(1)

The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(2)

The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

260	SIX CIRCLES TRUST	DECEMBER 31, 2023

(3)

Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(4)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)

Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

CDX	— Credit Default Swap Index
CLO	— Collateralized Loan Obligations
CMT	— Constant Maturity Treasury
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment in Kind
Reg.S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
TSA	— Transaction Support Agreement
(a)	— Non-income producing security.
(c)	— All or a portion of this security is held by the Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Security is exempt from registration under Rule 144A or Section 4 (a) (2) of the Securities Act of 1933, as amended.
(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.

(n)	— The rate shown is the effective yield as of December 31, 2023.
(o)	— Loan assignments are presented by obligor. Each Series or loan tranche underlying each obligor may have varying terms.
(u)	— All or a portion of the security is unsettled as of December 31, 2023. Unless otherwise indicated, the coupon rate is undetermined.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(w)	— All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2023.

(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2023.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2023.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
(ee)	— Approximately $3,812 of this investment is restricted as collateral for swaps to Citigroup Clearing.
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
USD	— United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	261

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2023

(Amounts in thousands)

	Six Circles Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$604,035
Cash	156
Foreign currency, at value	5
Deposits at broker for futures contracts	528
Receivables:
Investment securities sold	93
Fund shares sold	549
Interest and dividends from non-affiliates	3,746
Variation margin on futures contracts	298
Variation margin on centrally cleared swaps (net upfront payments of $–)	71
Unrealized appreciation on forward foreign currency exchange contracts	—	(a)

Total Assets	609,481

LIABILITIES:
Payables:
Investment securities purchased	13,801
Fund shares redeemed	266
Unrealized depreciation on forward foreign currency exchange contracts	1,330
Accrued liabilities:
Investment advisory fees	84
Administration fees	15
Custodian and accounting fees	36
Trustees’ fees	—	(a)
Registration and filing fees	1
Other	238

Total Liabilities	15,771

Commitments and contingent liabilities*	—

Net Assets	$593,710

NET ASSETS:
Paid-in capital	$603,926
Total distributable earnings (loss)	(10,216)

Total Net Assets	$593,710

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	60,023
Net Asset Value, offering and redemption price per share (b):	$9.89
Cost of investments in non-affiliates	$603,933
Cost of foreign currency	5

*	See Note 3.
(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

262	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles Tax Aware Ultra Short Duration Fund
ASSETS:
Investments in non-affiliates, at value	$695,639
Foreign currency, at value	13
Deposits at broker for futures contracts	590
Receivables:
Investment securities sold	136
Fund shares sold	399
Interest and dividends from non-affiliates	5,222
Variation margin on futures contracts	458
Variation margin on centrally cleared swaps (net upfront payments of $–)	63
Unrealized appreciation on forward foreign currency exchange contracts	—	(a)
Other assets	145

Total Assets	702,665

LIABILITIES:
Payables:
Due to custodian — cash	10
Investment securities purchased	3,083
Fund shares redeemed	296
Unrealized depreciation on forward foreign currency exchange contracts	659
Accrued liabilities:
Investment advisory fees	62
Administration fees	16
Custodian and accounting fees	26
Registration and filing fees	10
Other	317

Total Liabilities	4,479

Commitments and contingent liabilities*	—

Net Assets	$698,186

NET ASSETS:
Paid-in capital	$707,426
Total distributable earnings (loss)	(9,240)

Total Net Assets	$698,186

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	70,735
Net Asset Value, offering and redemption price per share (b):	$9.87
Cost of investments in non-affiliates	$696,662
Cost of foreign currency	13

*	See Note 3.
(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	263

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles U.S. Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$21,999,421
Deposits at broker for futures contracts	7,668
Prepaid expenses	68
Receivables:
Fund shares sold	9,327
Interest and dividends from non-affiliates	16,798
Tax reclaims	77

Total Assets	22,033,359

LIABILITIES:
Payables:
Due to custodian — cash	76
Fund shares redeemed	5,965
Variation margin on futures contracts	390
Accrued liabilities:
Investment advisory fees	1,423
Administration fees	98
Custodian and accounting fees	145
Trustees’ fees	9
Registration and filing fees	219
Other	265

Total Liabilities	8,590

Commitments and contingent liabilities*	—

Net Assets	$22,024,769

NET ASSETS:
Paid-in capital	$16,894,163
Total distributable earnings (loss)	5,130,606

Total Net Assets	$22,024,769

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	1,484,457
Net Asset Value, offering and redemption price per share (a):	$14.84
Cost of investments in non-affiliates	$16,724,695

*	See Note 3.
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

264	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles International Unconstrained Equity Fund
ASSETS:
Investments in non-affiliates, at value	$13,678,864
Foreign currency, at value	412
Deposits at broker for futures contracts	8,618
Prepaid expenses	12
Receivables:
Investment securities sold	4,344
Fund shares sold	8,060
Interest and dividends from non-affiliates	6,862
Tax reclaims	75,507
Unrealized appreciation on forward foreign currency exchange contracts	8

Total Assets	13,782,687

LIABILITIES:
Payables:
Due to custodian — cash	144
Deposits from broker for futures contracts	288
Investment securities purchased	12,515
Fund shares redeemed	3,198
Variation margin on futures contracts	37
Unrealized depreciation on forward foreign currency exchange contracts	68
Accrued liabilities:
Investment advisory fees	1,111
Administration fees	98
Custodian and accounting fees	525
Trustees’ fees	6
Registration and filing fees	24
Other	244

Total Liabilities	18,258

Commitments and contingent liabilities*	—

Net Assets	$13,764,429

NET ASSETS:
Paid-in capital	$12,942,207
Total distributable earnings (loss)	822,222

Total Net Assets	$13,764,429

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	1,279,997
Net Asset Value, offering and redemption price per share (a):	$10.75
Cost of investments in non-affiliates	$11,603,444
Cost of foreign currency	412

*	See Note 3.
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	265

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles Global Bond Fund
ASSETS:
Investments in non-affiliates, at value	$11,037,128
Foreign currency, at value	2,550
Deposits at broker for futures contracts	2,799
Deposits at broker for centrally cleared swaps	2,932
Deposits at broker for OTC contracts	80
Receivables:
Investment securities sold	71,376
Investment securities sold — delayed delivery securities	1,283,079
Fund shares sold	9,331
Interest and dividends from non-affiliates	100,090
Variation margin on futures contracts	130
Variation margin on centrally cleared swaps (net upfront payments of $26)	1,272
Unrealized appreciation on forward foreign currency exchange contracts	11,764
Outstanding OTC swap contracts, at value (net upfront payments of $–)	5

Total Assets	12,522,536

LIABILITIES:
Payable for reverse repurchase agreements	117,648
Payables:
Securities sold short, at value	417,412
Due to custodian — cash	489
Deposits from broker for delayed delivery securities	12,559
Deposits from broker for repurchase agreement	910
Interest expense	39
Investment securities purchased	32,744
Investment securities purchased — delayed delivery securities	1,667,915
Fund shares redeemed	4,357
Outstanding options written, at fair value	396
Unrealized depreciation on forward foreign currency exchange contracts	72,762
Outstanding OTC swap contracts, at value (net upfront payments of $–(a))	88
Accrued liabilities:
Investment advisory fees	969
Administration fees	104
Custodian and accounting fees	750
Trustees’ fees	6
Registration and filing fees	145
Other	153

Total Liabilities	2,329,446

Commitments and contingent liabilities*	—

Net Assets	$10,193,090

NET ASSETS:
Paid-in capital	$10,859,064
Total distributable earnings (loss)	(665,974)

Total Net Assets	$10,193,090

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	1,202,637
Net Asset Value, offering and redemption price per share (b):	$8.48
Cost of investments in non-affiliates	$11,137,639
Cost of foreign currency	2,550
Proceeds from securities sold short	(404,426)
Premiums received from options written	(326)

*	See Note 3.
(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

266	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Tax Aware Bond Fund
ASSETS:
Investments in non-affiliates, at value	$8,038,734
Deposits at broker for futures contracts	1
Receivables:
Investment securities sold	5
Fund shares sold	6,372
Interest and dividends from non-affiliates	89,310

Total Assets	8,134,422

LIABILITIES:
Payables:
Due to custodian — cash	300
Investment securities purchased	64,232
Fund shares redeemed	2,931
Accrued liabilities:
Investment advisory fees	767
Administration fees	99
Custodian and accounting fees	237
Trustees’ fees	5
Registration and filing fees	70
Other	151

Total Liabilities	68,792

Commitments and contingent liabilities*	—

Net Assets	$8,065,630

NET ASSETS:
Paid-in capital	$8,312,974
Total distributable earnings (loss)	(247,344)

Total Net Assets	$8,065,630

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	818,999
Net Asset Value, offering and redemption price per share (a):	$9.85
Cost of investments in non-affiliates	$8,139,461

*	See Note 3.
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	267

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles Credit Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$3,313,176
Deposits at broker for futures contracts	1,315
Deposits at broker for centrally cleared swaps	1,168
Deposits at broker for OTC contracts	30
Receivables:
Investment securities sold	12,233
Fund shares sold	2,369
Interest and dividends from non-affiliates	54,624
Variation margin on futures contracts	329
Variation margin on centrally cleared swaps (net upfront receipts of $2,479)	678
Unrealized appreciation on forward foreign currency exchange contracts	1
Outstanding OTC swap contracts, at value (net upfront receipts of $8)	31

Total Assets	3,385,954

LIABILITIES:
Payables:
Due to custodian — cash	17
Deposits from broker for OTC contracts	20
Investment securities purchased	11,281
Fund shares redeemed	934
Unrealized depreciation on forward foreign currency exchange contracts	358
Outstanding OTC swap contracts, at value (net upfront receipts of $182)	46
Accrued liabilities:
Investment advisory fees	958
Administration fees	58
Custodian and accounting fees	160
Trustees’ fees	3
Registration and filing fees	2
Other	431

Total Liabilities	14,268

Commitments and contingent liabilities*	—

Net Assets	$3,371,686

NET ASSETS:
Paid-in capital	$3,704,824
Total distributable earnings (loss)	(333,138)

Total Net Assets	$3,371,686

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	384,783
Net Asset Value, offering and redemption price per share (a):	$8.76
Cost of investments in non-affiliates	$3,340,509

*	See Note 3.
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

268	SIX CIRCLES TRUST	DECEMBER 31, 2023

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(Amounts in thousands)

Six Circles Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25,653

Total investment income	25,653

EXPENSES:
Investment advisory fees	1,449
Administration fees	59
Custodian and accounting fees	148
Professional fees	70
Trustees’ fees	35
Printing and mailing costs	14
Registration and filing fees	26
Transfer agency fees	31
Interest expense	11
Other	13

Total expenses	1,856

Less advisory fees waived	(778)

Net expenses	1,078

Net investment income (loss)	24,575

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(1,523)
Futures contracts	(224)
Foreign currency transactions	(203)
Forward foreign currency exchange contracts	87
Swaps	66

Net realized gain (loss)	(1,797)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	10,551
Futures contracts	(158)
Foreign currency translations	3
Forward foreign currency exchange contracts	188
Swaps	(171)

Change in net unrealized appreciation (depreciation)	10,413

Net realized/unrealized gains (losses)	8,616

Change in net assets resulting from operations	$33,191

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	269

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles Tax Aware Ultra Short Duration Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$22,514

Total investment income	22,514

EXPENSES:
Investment advisory fees	1,739
Administration fees	62
Custodian and accounting fees	108
Professional fees	68
Trustees’ fees	37
Printing and mailing costs	8
Registration and filing fees	34
Transfer agency fees	29
Interest expense	20
Other	12

Total expenses	2,117

Less advisory fees waived	(1,080)

Net expenses	1,037

Net investment income (loss)	21,477

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(945)
Futures contracts	(602)
Foreign currency transactions	62
Forward foreign currency exchange contracts	26
Swaps	88

Net realized gain (loss)	(1,371)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	7,419
Futures contracts	(7)
Foreign currency translations	3
Forward foreign currency exchange contracts	(209)
Swaps	(155)

Change in net unrealized appreciation (depreciation)	7,051

Net realized/unrealized gains (losses)	5,680

Change in net assets resulting from operations	$27,157

SEE NOTES TO FINANCIAL STATEMENTS.

270	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles U.S. Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7,939
Dividend income from non-affiliates	259,949
Foreign taxes withheld	(61)

Total investment income	267,827

EXPENSES:
Investment advisory fees	45,894
Administration fees	389
Custodian and accounting fees	539
Professional fees	293
Trustees’ fees	424
Printing and mailing costs	162
Registration and filing fees	400
Transfer agency fees	37
Interest expense	238
Other	420

Total expenses	48,796

Less advisory fees waived	(38,565)

Net expenses	10,231

Net investment income (loss)	257,596

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	755,989
Futures contracts	3,876

Net realized gain (loss)	759,865

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	3,766,782
Futures contracts	7,117

Change in net unrealized appreciation (depreciation)	3,773,899

Net realized/unrealized gains (losses)	4,533,764

Change in net assets resulting from operations	$4,791,360

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	271

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles International Unconstrained Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,003
Dividend income from non-affiliates	405,659
Foreign taxes withheld	(43,551)
Other Income	33

Total investment income	365,144

EXPENSES:
Investment advisory fees	32,017
Administration fees	392
Custodian and accounting fees	2,080
Professional fees	228
Trustees’ fees	302
Printing and mailing costs	111
Registration and filing fees	166
Transfer agency fees	37
Interest expense	200
Other	379

Total expenses	35,912

Less advisory fees waived	(25,614)

Net expenses	10,298

Net investment income (loss)	354,846

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	254,707
Futures contracts	9,417
Foreign currency transactions	2,607
Forward foreign currency exchange contracts	(962)

Net realized gain (loss)	265,769

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,567,588 (a)
Futures contracts	1,060
Foreign currency translations	3,801
Forward foreign currency exchange contracts	(60)

Change in net unrealized appreciation (depreciation)	1,572,389

Net realized/unrealized gains (losses)	1,838,158

Change in net assets resulting from operations	$2,193,004

(a)	Net of change in foreign capital gains tax of approximately $485.

SEE NOTES TO FINANCIAL STATEMENTS.

272	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Global Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$318,891
Foreign taxes withheld	(253)
Other Income	28

Total investment income	318,666

EXPENSES:
Investment advisory fees	23,508
Administration fees	418
Custodian and accounting fees	3,037
Professional fees	207
Trustees’ fees	247
Printing and mailing costs	89
Registration and filing fees	304
Transfer agency fees	34
Interest expense	5,488
Other	112

Total expenses	33,444

Less advisory fees waived	(16,916)

Net expenses	16,528

Net investment income (loss)	302,138

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(181,399)
Options purchased	(27)
Options written	4,893
Futures contracts	(1,423)
Foreign currency transactions	16,744
Forward foreign currency exchange contracts	(130,683)
Securities sold short	10,953
Swaps	2,713

Net realized gain (loss)	(278,229)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	640,079
Options purchased	(8)
Options written	330
Futures contracts	1,391
Foreign currency translations	(263)
Forward foreign currency exchange contracts	79,009
Securities sold short	(15,663)
Swaps	(1,995)

Change in net unrealized appreciation (depreciation)	702,880

Net realized/unrealized gains (losses)	424,651

Change in net assets resulting from operations	$726,789

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	273

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023 (continued)

(Amounts in thousands)

Six Circles Tax Aware Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$188,418

Total investment income	188,418

EXPENSES:
Investment advisory fees	16,128
Administration fees	385
Custodian and accounting fees	813
Professional fees	146
Trustees’ fees	161
Printing and mailing costs	75
Registration and filing fees	141
Transfer agency fees	31
Interest expense	— (a)
Other	51

Total expenses	17,931

Less advisory fees waived	(9,198)

Net expenses	8,733

Net investment income (loss)	179,685

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(23,556)
Futures contracts	(1,182)

Net realized gain (loss)	(24,738)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	291,370
Futures contracts	(146)

Change in net unrealized appreciation (depreciation)	291,224

Net realized/unrealized gains (losses)	266,486

Change in net assets resulting from operations	$446,171

(a)	Amount rounds to less than $500.

SEE NOTES TO FINANCIAL STATEMENTS.

274	SIX CIRCLES TRUST	DECEMBER 31, 2023

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(Amounts in thousands)

Six Circles Credit Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$285,030
Foreign taxes withheld	(90)
Other Income	19

Total investment income	284,959

EXPENSES:
Investment advisory fees	25,538
Administration fees	238
Custodian and accounting fees	647
Professional fees	306
Trustees’ fees	91
Printing and mailing costs	83
Registration and filing fees	58
Transfer agency fees	34
Interest expense	9
Other	20

Total expenses	27,024

Less advisory fees waived	(17,120)

Net expenses	9,904

Net investment income (loss)	275,055

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(126,330)
Futures contracts	(5,493)
Foreign currency transactions	14
Forward foreign currency exchange contracts	(224)
Swaps	1,616

Net realized gain (loss)	(130,417)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	187,521
Futures contracts	2,115
Foreign currency translations	44
Forward foreign currency exchange contracts	(192)
Swaps	(2,573)
Unfunded commitments	36

Change in net unrealized appreciation (depreciation)	186,951

Net realized/unrealized gains (losses)	56,534

Change in net assets resulting from operations	$331,589

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	275

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Ultra Short Duration Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,575	$8,550
Net realized gain (loss)	(1,797)	527
Change in net unrealized appreciation (depreciation)	10,413	(9,738)

Change in net assets resulting from operations	33,191	(661)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income/realized gains	(22,451)	(13,350)
From return of capital	(876)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	16,424	(38,990)

NET ASSETS:
Change in net assets	26,288	(53,001)
Beginning of year	567,422	620,423

End of year	$593,710	$567,422

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$84,406	$70,561
Distributions reinvested	23,323	13,348
Cost of shares redeemed	(91,305)	(122,899)

Total change in net assets resulting from capital transactions	$16,424	$(38,990)

SHARE TRANSACTIONS:
Issued	8,606	7,166
Reinvested	2,382	1,367
Redeemed	(9,310)	(12,514)

Change in Shares	1,678	(3,981)

SEE NOTES TO FINANCIAL STATEMENTS.

276	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles Tax Aware Ultra Short Duration Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,477	$6,466
Net realized gain (loss)	(1,371)	(1,006)
Change in net unrealized appreciation (depreciation)	7,051	(7,942)

Change in net assets resulting from operations	27,157	(2,482)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(20,161)	(9,164)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	126,900	(67,131)

NET ASSETS:
Change in net assets	133,896	(78,777)
Beginning of year	564,290	643,067

End of year	$698,186	$564,290

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$379,565	$71,441
Distributions reinvested	20,142	9,157
Cost of shares redeemed	(272,807)	(147,729)

Total change in net assets resulting from capital transactions	$126,900	$(67,131)

SHARE TRANSACTIONS:
Issued	38,720	7,231
Reinvested	2,056	934
Redeemed	(27,738)	(14,993)

Change in Shares	13,038	(6,828)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	277

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles U.S. Unconstrained Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$257,596	$201,435
Net realized gain (loss)	759,865	(702,559)
Change in net unrealized appreciation (depreciation)	3,773,899	(3,550,492)

Change in net assets resulting from operations	4,791,360	(4,051,616)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(270,952)	(386,090)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,813,655	790,459

NET ASSETS:
Change in net assets	7,334,063	(3,647,247)
Beginning of year	14,690,706	18,337,953

End of year	$22,024,769	$14,690,706

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$4,954,105	$3,894,429
Distributions reinvested	270,423	385,573
Cost of shares redeemed	(2,410,873)	(3,489,543)

Total change in net assets resulting from capital transactions	$2,813,655	$790,459

SHARE TRANSACTIONS:
Issued	373,238	298,755
Reinvested	18,421	33,012
Redeemed	(182,529)	(278,426)

Change in Shares	209,130	53,341

SEE NOTES TO FINANCIAL STATEMENTS.

278	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles International Unconstrained Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$354,846	$353,118
Net realized gain (loss)	265,769	(1,287,545)
Change in net unrealized appreciation (depreciation)	1,572,389	(1,221,477)

Change in net assets resulting from operations	2,193,004	(2,155,904)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(389,226)	(353,505)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	580,025	(338,528)

NET ASSETS:
Change in net assets	2,383,803	(2,847,937)
Beginning of year	11,380,626	14,228,563

End of year	$13,764,429	$11,380,626

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,020,163	$4,195,948
Distributions reinvested	388,666	353,267
Cost of shares redeemed	(1,828,804)	(4,887,743)

Total change in net assets resulting from capital transactions	$580,025	$(338,528)

SHARE TRANSACTIONS:
Issued	196,734	441,008
Reinvested	36,563	37,782
Redeemed	(177,372)	(536,770)

Change in Shares	55,925	(57,980)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	279

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Six Circles Global Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$302,138	$117,891
Net realized gain (loss)	(278,229)	(134,761)
Change in net unrealized appreciation (depreciation)	702,880	(672,402)

Change in net assets resulting from operations	726,789	(689,272)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income/realized gains	—	(806,124)
From return of capital	(296,396)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,852,802	1,601,228

NET ASSETS:
Change in net assets	2,283,195	105,832
Beginning of year	7,909,895	7,804,063

End of year	$10,193,090	$7,909,895

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,339,111	$2,881,333
Distributions reinvested	296,374	806,107
Cost of shares redeemed	(1,782,683)	(2,086,212)

Total change in net assets resulting from capital transactions	$1,852,802	$1,601,228

SHARE TRANSACTIONS:
Issued	407,815	317,366
Reinvested	36,308	97,980
Redeemed	(218,384)	(229,254)

Change in Shares	225,739	186,092

SEE NOTES TO FINANCIAL STATEMENTS.

280	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles Tax Aware Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$179,685	$95,716
Net realized gain (loss)	(24,738)	(120,364)
Change in net unrealized appreciation (depreciation)	291,224	(446,688)

Change in net assets resulting from operations	446,171	(471,336)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(180,402)	(94,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,939,283	34,591

NET ASSETS:
Change in net assets	2,205,052	(531,741)
Beginning of year	5,860,578	6,392,319

End of year	$8,065,630	$5,860,578

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$2,847,935	$4,678,962
Distributions reinvested	180,347	94,959
Cost of shares redeemed	(1,088,999)	(4,739,330)

Total change in net assets resulting from capital transactions	$1,939,283	$34,591

SHARE TRANSACTIONS:
Issued	297,986	490,645
Reinvested	18,819	9,891
Redeemed	(113,519)	(496,232)

Change in Shares	203,286	4,304

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	281

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Credit Opportunities Fund*
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$275,055	$204,715
Net realized gain (loss)	(130,417)	(175,023)
Change in net unrealized appreciation (depreciation)	186,951	(215,704)

Change in net assets resulting from operations	331,589	(186,012)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(277,853)	(204,554)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,143,884)	1,272,971

NET ASSETS:
Change in net assets	(1,090,148)	882,405
Beginning of year	4,461,834	3,579,429

End of year	$3,371,686	$4,461,834

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$526,656	$3,514,852
Distributions reinvested	277,701	204,464
Cost of shares redeemed	(1,948,241)	(2,446,345)

Total change in net assets resulting from capital transactions	$(1,143,884)	$1,272,971

SHARE TRANSACTIONS:
Issued	60,800	397,218
Reinvested	32,213	23,086
Redeemed	(221,495)	(255,391)

Change in Shares	(128,482)	164,913

*	Not consolidated for period ended before December 31, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

282	SIX CIRCLES TRUST	DECEMBER 31, 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions

Six Circles Ultra Short Duration Fund
Year Ended December 31, 2023	$9.73	$0.42	$0.13	$0.55	$(0.38)	$—	$(0.01)	$(0.39)
Year Ended December 31, 2022	9.95	0.14	(0.13)	0.01	(0.23)	—	—	(0.23)
Year Ended December 31, 2021	10.03	0.07	(0.06)	0.01	(0.09)	—	—	(0.09)
Year Ended December 31, 2020	9.99	0.15	0.05	0.20	(0.16)	—	—	(0.16)
Year Ended December 31, 2019	9.98	0.26	0.02	0.28	(0.27)	—	—	(0.27)

(b)	Calculated based upon average shares outstanding.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

284	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (d)	Net assets, end of year (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.89	5.82%	$593,710	0.19	%(e)	0.19%	4.24%	0.32%	60.63%
9.73	0.06	567,422	0.19		0.19	1.43	0.32	33.24
9.95	0.15	620,423	0.18	(e)	0.18	0.69	0.31	66.58
10.03	2.05	516,528	0.17	(e)	0.17	1.47	0.31	121.23
9.99	2.84	1,200,167	0.25		0.20	2.56	0.41	61.40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	285

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Tax Aware Ultra Short Duration Fund
Year Ended December 31, 2023	$9.78	$0.30	$0.07	$0.37	$(0.28)	$—	$(0.28)
Year Ended December 31, 2022	9.97	0.10	(0.14)	(0.04)	(0.15)	—	(0.15)
Year Ended December 31, 2021	10.02	0.06	(0.05)	0.01	(0.06)	—	(0.06)
Year Ended December 31, 2020	9.98	0.12	0.06	0.18	(0.14)	—	(0.14)
Year Ended December 31, 2019	9.98	0.19	0.01	0.20	(0.20)	—	(0.20)

(b)	Calculated based upon average shares outstanding.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

286	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (d)	Net assets, end of year (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$9.87	3.84%	$698,186	0.15	%(e)	0.15%	3.09%	0.30%	62.66%
9.78	(0.36)	564,290	0.15		0.15	1.06	0.31	58.13
9.97	0.08	643,067	0.15	(e)	0.15	0.63	0.30	49.05
10.02	1.81	568,826	0.14	(e)	0.14	1.22	0.30	89.21
9.98	1.98	1,355,740	0.21		0.17	1.85	0.37	49.82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	287

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of year	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles U.S. Unconstrained Equity Fund
Year Ended December 31, 2023	$11.52	$0.19	$3.31	$3.50	$(0.17)	$(0.01)	$(0.18)
Year Ended December 31, 2022	15.01	0.16	(3.34)	(3.18)	(0.16)	(0.15)	(0.31)
Year Ended December 31, 2021	13.44	0.20	3.84	4.04	(0.19)	(2.28)	(2.47)
Year Ended December 31, 2020	11.12	0.20	2.87	3.07	(0.21)	(0.54)	(0.75)
Year Ended December 31, 2019	9.05	0.21	2.05	2.26	(0.19)	— (f)	(0.19)

(b)	Calculated based upon average shares outstanding.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

288	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (d)	Net assets, end of year (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.84	30.43%	$22,024,769	0.06%	1.40%	0.27%	62.51%
11.52	(21.22)	14,690,706	0.06	1.26	0.27	48.77
15.01	30.48	18,337,953	0.05	1.26	0.26	70.88
13.44	27.64	13,064,418	0.06	1.71	0.27	71.32
11.12	24.94	11,237,068	0.08	2.05	0.29	58.71

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	289

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of year	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles International Unconstrained Equity Fund
Year Ended December 31, 2023	$9.30	$0.28		$1.48	$1.76	$(0.31)	$—	$(0.31)
Year Ended December 31, 2022	11.10	0.28		(1.79)	(1.51)	(0.29)	—	(0.29)
Year Ended December 31, 2021	9.98	0.28	(f)	1.11	1.39	(0.27)	—	(0.27)
Year Ended December 31, 2020	9.59	0.22		0.37	0.59	(0.16)	(0.04)	(0.20)
Year Ended December 31, 2019	8.30	0.31		1.26	1.57	(0.28)	—	(0.28)

(b)	Calculated based upon average shares outstanding.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.152% of average net assets for the year ended December 31, 2021.
(g)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.
(h)	Includes interest expense, which was 0.009% for the year ended December 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

290	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of year	Total return (d)	Net assets, end of year (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate

$10.75	18.96%	$13,764,429	0.08%		2.77%		0.28%	77.31%
9.30	(13.60)	11,380,626	0.08		2.95		0.28	69.15
11.10	14.04	14,228,563	0.10	(g)	2.61	(f)	0.30	61.71
9.98	6.17	8,621,638	0.10	(h)	2.52		0.30	104.24
9.59	18.90	5,355,585	0.13		3.35		0.33	135.39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	291

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Return of capital	Total distributions

Six Circles Global Bond Fund
Year Ended December 31, 2023	$8.10	$0.26	$0.38	$0.64	$—	$—		$(0.26)	$(0.26)
Year Ended December 31, 2022	9.87	0.15	(1.02)	(0.87)	(0.90)	—		—	(0.90)
Year Ended December 31, 2021	10.20	0.09	(0.17)	(0.08)	(0.25)	—	(h)	—	(0.25)
Period Ended December 31, 2020*	10.00	0.05	0.22	0.27	(0.07)	—		—	(0.07)

*	Six Circles Global Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes interest expense, which was 0.058% for the year ended December 31, 2023.
(g)	Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

292	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$8.48	8.02%	$10,193,090	0.18	%(f)	0.12%	3.21%	0.36%	167.69%
8.10	(8.84)	7,909,895	0.12	(g)	0.12	1.60	0.31	227.27
9.87	(0.74)	7,804,063	0.11	(e)	0.11	0.86	0.30	308.56
10.20	2.67	6,619,708	0.16	(e)	0.16	0.74	0.36	198.77

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	293

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain		Total distributions

Six Circles Tax Aware Bond Fund
Year Ended December 31, 2023	$9.52	$0.27	$0.33	$0.60	$(0.27)	$—		$(0.27)
Year Ended December 31, 2022	10.46	0.17	(0.94)	(0.77)	(0.17)	—		(0.17)
Year Ended December 31, 2021	10.45	0.11	0.01	0.12	(0.11)	—	(f)	(0.11)
Period Ended December 31, 2020*	10.00	0.05	0.45	0.50	(0.05)	—		(0.05)

*	Six Circles Tax Aware Bond Fund was launched on May 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

294	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.85	6.37%	$8,065,630	0.14%	2.79%	0.28%	12.31%
9.52	(7.41)	5,860,578	0.14	1.71	0.28	49.51
10.46	1.15	6,392,319	0.13	1.04	0.28	13.54
10.45	5.03	5,029,650	0.18	0.85	0.35	35.13

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	295

CONSOLIDATED FINANCIAL HIGHLIGHTS†

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions		Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Credit Opportunities Fund
Year Ended December 31, 2023	$8.69	$0.70	$0.09		$0.79	$(0.72)	$—	$(0.72)
Year Ended December 31, 2022	10.28	0.58	(1.61)		(1.03)	(0.56)	—	(0.56)
Year Ended December 31, 2021	10.29	0.34	0.01	(f)	0.35	(0.35)	(0.01)	(0.36)
Period Ended December 31, 2020*	10.00	0.13	0.28		0.41	(0.12)	—	(0.12)

†	Not consolidated for periods ended before December 31, 2023.
*	Six Circles Credit Opportunities Fund was launched on August 19, 2020.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)

Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statements of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.

SEE NOTES TO FINANCIAL STATEMENTS.

296	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses with interest expense (e)	Net expenses, without interest expense	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$8.76	9.56%	$3,371,686	0.29%	0.29%	8.08%	0.79%	51.47%
8.69	(10.02)	4,461,834	0.29	0.29	6.45	0.80	123.84
10.28	3.42	3,579,429	0.25	0.25	3.26	0.81	51.33
10.29	4.11	1,076,525	0.44	0.44	3.40	1.11	11.35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	297

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are seven separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. Each Fund currently offers one class of shares.

Fund	Commencement of Operations	Diversification Status
Six Circles Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles Tax Aware Ultra Short Duration Fund	July 9, 2018	Diversified
Six Circles U.S. Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles International Unconstrained Equity Fund	July 9, 2018	Non-Diversified
Six Circles Global Bond Fund	May 19, 2020	Non-Diversified
Six Circles Tax Aware Bond Fund	May 19, 2020	Diversified*
Six Circles Credit Opportunities Fund	August 19, 2020	Diversified**

*	Effective May 20, 2023, the Six Circles Tax Aware Bond Fund changed from Non-Diversified to Diversified.
**	Effective August 19, 2023, the Six Circles Credit Opportunities Fund changed from Non-Diversified to Diversified.

The investment objective of each of the Six Circles Ultra Short Duration Fund and the Six Circles Tax Aware Ultra Short Duration Fund is to generate current income consistent with capital preservation.

The investment objective of each of the Six Circles U.S. Unconstrained Equity Fund and the Six Circles International Unconstrained Equity Fund is to provide capital appreciation.

The investment objective of the Six Circles Global Bond Fund and the Six Circles Credit Opportunities Fund is to provide total return.

The investment objective of the Six Circles Tax Aware Bond Fund is to provide after-tax total return.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged certain Sub-Advisers to manage the assets of the Funds.

Effective November 8, 2023, the Six Circles Credit Opportunities Fund launched the Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by JPMPI and sub-advised by Pacific Investment Management Company LLC (“PIMCO”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The Subsidiary’s investments, as well as any other assets and liabilities of the Subsidiary, are reflected in the Fund’s Consolidated Schedule of Portfolio Investments and Consolidated Statement of Assets and Liabilities. All intercompany accounts and transactions have been eliminated in consolidation.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has designated the Adviser as the Valuation Designee, and the Adviser uses the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth

298	SIX CIRCLES TRUST	DECEMBER 31, 2023

by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts and options are generally valued on the basis of available market quotations. Swaps, forward foreign currency exchange contracts and over the counter options are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 —Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 —Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 —Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

DECEMBER 31, 2023	SIX CIRCLES TRUST	299

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$126,845	$—	$126,845
Collateralized Mortgage Obligations	—	21,173	—	21,173
Commercial Mortgage-Backed Securities	—	23,838	—	23,838
Corporate Bonds
Communications	—	25,459	—	25,459
Consumer Cyclical	—	34,580	—	34,580
Consumer Non-cyclical	—	35,892	—	35,892
Energy	—	10,423	—	10,423
Financial	—	114,103	—	114,103
Industrial	—	30,951	—	30,951
Technology	—	18,600	—	18,600
Utilities	—	14,641	—	14,641

Total Corporate Bonds	—	284,649	—	284,649

Foreign Government Securities	—	3,368	—	3,368
Municipal Bond	—	1,535	—	1,535
U.S. Government Agency Securities	—	30,151	—	30,151
U.S. Treasury Obligations	—	29,378	—	29,378
Short-Term Investments
Banker’s Acceptance Bill	—	2,927	—	2,927
Certificates of Deposit	—	4,005	—	4,005
Commercial Papers	—	9,968	—	9,968
Foreign Government Securities	—	31,477	—	31,477
Time Deposits	—	14,317	—	14,317
U.S. Treasury Obligations	—	20,404	—	20,404

Total Short-Term Investments	—	83,098	—	83,098

Total Investments in Securities	$—	$604,035	$—	$604,035

Appreciation in Other Financial Instruments
Futures contracts	$523	$—	$—	$523
Forward Foreign Currency Exchange contracts	—	— (a)	—	— (a)

Total Appreciation in Other Financial Instruments	$523	$—	$—	$523

Depreciation in Other Financial Instruments
Futures contracts	$(624)	$—	$—	$(624)
Forward Foreign Currency Exchange contracts	—	(1,330)	—	(1,330)

Total Depreciation in Other Financial Instruments	$(624)	$(1,330)	$—	$(1,954)

(a)	Amount rounds to less than $500.

300	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Tax Aware Ultra Short Duration Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$58,572		$—	$58,572
Collateralized Mortgage Obligations	—	19,393		—	19,393
Commercial Mortgage-Backed Securities	—	8,551		—	8,551
Corporate Bonds
Communications	—	1,999		—	1,999
Consumer Cyclical	—	10,375		—	10,375
Consumer Non-cyclical	—	14,685		—	14,685
Financial	—	58,650		—	58,650
Industrial	—	5,309		—	5,309
Technology	—	3,957		—	3,957
Utilities	—	5,792		—	5,792

Total Corporate Bonds	—	100,767		—	100,767

Foreign Government Securities	—	3,946		—	3,946
Municipal Bonds	—	486,367		—	486,367
Short-Term Investments
Banker’s Acceptance Bill	—	3,677		—	3,677
Commercial Papers	—	6,929		—	6,929
Foreign Government Securities	—	5,595		—	5,595
Time Deposits	—	1,577		—	1,577
U.S. Treasury Obligations	—	265		—	265

Total Short-Term Investments	—	18,043		—	18,043

Total Investments in Securities	$—	695,639		$—	$695,639

Appreciation in Other Financial Instruments
Futures contracts	$669	$—		$—	$669
Forward Foreign Currency Exchange contracts	—	—	(a)	—	— (a)

Total Appreciation in Other Financial Instruments	$669	$—	(a)	$—	$669

Depreciation in Other Financial Instruments
Futures contracts	$(620)	$—		$—	$(620)
Forward Foreign Currency Exchange contracts	—	(659)		—	(659)

Total Depreciation in Other Financial Instruments	$(620)	$(659)		$—	$(1,279)

(a)	Amount rounds to less than $500.

DECEMBER 31, 2023	SIX CIRCLES TRUST	301

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles U.S. Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$143,360	$—	$—	$143,360
Communications	3,746,313	—	—	3,746,313
Consumer Cyclical	629,453	—	—	629,453
Consumer Non-cyclical	4,265,390	—	—	4,265,390
Energy	1,126,282	—	—	1,126,282
Financial	4,210,435	—	—	4,210,435
Industrial	1,456,714	—	—	1,456,714
Technology	6,109,960	—	—	6,109,960
Utilities	158,428	—	—	158,428

Total Common Stocks	21,846,335	—	—	21,846,335

Short-Term Investments
Time Deposits	—	153,086	—	153,086

Total Investments in Securities	$21,846,335	$153,086	$—	$21,999,421

Appreciation in Other Financial Instruments
Futures contracts	$4,754	$—	$—	$4,754

Depreciation in Other Financial Instruments
Futures contracts	$(5)	$—	$—	$(5)

Six Circles International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Austria	$—	$32,536	$—	$32,536
Belgium	15,308	248,583	—	263,891
Chile	—	17,198	—	17,198
China	—	2,224	—	2,224
Denmark	—	1,037,603	—	1,037,603
Finland	1,583	181,262	—	182,845
France	—	1,752,116	—	1,752,116
Germany	—	1,852,598	—	1,852,598
Hong Kong	—	75,108	—	75,108
Ireland	10,980	200,089	—	211,069
Italy	735	349,296	—	350,031
Japan	—	688,475	—	688,475
Jordan	—	4,265	—	4,265
Luxembourg	—	30,236	—	30,236
Netherlands	10,708	1,252,694	—	1,263,402
Norway	1,660	91,474	—	93,134
Portugal	—	18,266	—	18,266
Spain	—	314,864	—	314,864
Sweden	1,159	391,620	—	392,779
Switzerland	12,002	2,233,930	—	2,245,932
Taiwan	—	254,558	—	254,558
United Arab Emirates	—	—	—	—
United Kingdom	84,776	2,356,341	—	2,441,117
United States	—	1,247	—	1,247

Total Common Stocks	138,911	13,386,583	—	13,525,494

302	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles International Unconstrained Equity Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Preferred Stocks
Germany	$—	$16,414	$—	$16,414
Short-Term Investments
Time Deposits	$—	$136,956	$—	$136,956

Total Investments in Securities	$138,911	$13,539,953	$—	$13,678,864

Appreciation in Other Financial Instruments
Futures contracts	$485	$—	$—	$485
Forward Foreign Currency Exchange contracts	—	8	—	8

Total Appreciation in Other Financial Instruments	$485	$8	$—	$493

Depreciation in Other Financial Instruments
Future contract	$(424)	$—	$—	$(424)
Forward Foreign Currency Exchange contracts	—	(68)	—	(68)

Total Depreciation in Other Financial Instruments	$(424)	$(68)	$—	$(492)

Six Circles Global Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$61,296	$—	$61,296
Collateralized Mortgage Obligations	—	236,872	—	236,872
Commercial Mortgage-Backed Securities	—	47,525	—	47,525
Corporate Bonds
Basic Materials	—	113,096	—	113,096
Communications	—	263,044	—	263,044
Consumer Cyclical	—	258,913	—	258,913
Consumer Non-cyclical	—	561,979	—	561,979
Energy	—	162,443	—	162,443
Financial	—	1,819,099	—	1,819,099
Government	—	274,783	—	274,783
Industrial	—	320,677	—	320,677
Technology	—	167,983	—	167,983
Utilities	—	378,068	—	378,068

Total Corporate Bonds	—	4,320,085	—	4,320,085

Foreign Government Securities	—	3,220,081	—	3,220,081
Mortgage-Backed Securities	—	1,774,327	—	1,774,327
Municipal Bonds	—	7,171	—	7,171
U.S. Government Agency Securities	—	14,117	—	14,117
U.S. Treasury Obligations	—	1,192,136	—	1,192,136
Short-Term Investments
Time Deposits	—	153,689	—	153,689
U.S. Treasury Obligations	—	9,829	—	9,829

Total Short-Term Investments	—	163,518	—	163,518

Total Investments in Securities	$—	$11,037,128	$—	$11,037,128

Liabilities
Debt Securities
Mortgage-Backed Securities	$—	$417,412	$—	$417,412

DECEMBER 31, 2023	SIX CIRCLES TRUST	303

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles Global Bond Fund (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures contracts	$5,366	$—	$—	$5,366
Forward Foreign Currency Exchange contracts	—	11,764	—	11,764
OTC Interest Rate Swaps contracts	—	5	—	5
Centrally Cleared Interest Rate Swap contracts	—	1,562	—	1,562
Centrally Cleared Credit Default Swaps contract	—	— (a)	—	— (a)

Total Appreciation in Other Financial Instruments	$5,366	$13,331	$—	$18,697

Depreciation in Other Financial Instruments
Futures contracts	$(4,743)	$—	$—	$(4,743)
Forward Foreign Currency Exchange contracts	—	(72,762)	—	(72,762)
OTC Interest Rate Swap contract	—	(88)	—	(88)
Centrally Cleared Interest Rate Swap contracts	—	(7,383)	—	(7,383)
Written Option contracts
Written Call Option contracts	—	(259)	—	(259)
Written Put Option contracts	—	(137)	—	(137)

Total Written Option contracts	—	(396)	—	(396)

Total Depreciation in Other Financial Instruments	$(4,743)	$(80,629)	$—	$(85,372)

(a)	Amount rounds to less than $500.

Six Circles Tax Aware Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Corporate Bond
Consumer Non-cyclical	$—	$472	$—	$472
Municipal Bonds	—	7,838,877	—	7,838,877
Short-Term Investments
Municipal Bonds	—	9,661	—	9,661
Time Deposits	—	189,724	—	189,724

Total Short-Term Investments	—	199,385	—	199,385

Total Investments in Securities	$—	$8,038,734	$—	$8,038,734

304	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Credit Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$107,248	$—	$107,248
Collateralized Mortgage Obligations	—	2,269	—	2,269
Commercial Mortgage-Backed Securities	—	4,571	—	4,571
Convertible Bonds
Communications	—	8,316	—	8,316
Consumer Cyclical	—	3,262	—	3,262
Consumer Non-cyclical	—	800	—	800
Energy	—	1,582	—	1,582
Financial	—	972	—	972
Industrial	—	432	—	432
Technology	—	175	—	175
Utilities	—	5,091	—	5,091

Total Convertible Bonds	—	20,630	—	20,630

Corporate Bonds
Basic Materials	—	152,461	—	152,461
Communications	—	321,993	42	322,035
Consumer Cyclical	—	543,149	—	543,149
Consumer Non-cyclical	—	378,290	—	378,290
Diversified	—	3,099	—	3,099
Energy	—	373,701	—	373,701
Financial	—	484,927	—	484,927
Industrial	—	336,505	—	336,505
Technology	—	131,619	—	131,619
Utilities	—	131,731	—	131,731

Total Corporate Bonds	—	2,857,475	42	2,857,517

Foreign Government Securities	—	70,432	—	70,432
U.S. Treasury Obligations	—	67,578	—	67,578
Common Stocks
Basic Materials	—	—	2,507	2,507
Communications	—	—	2,414	2,414
Financial	—	1,401	—	1,401
Utilities	—	—	296	296

Total Common Stocks	—	1,401	5,217	6,618

Preferred Stock
Consumer Cyclical	—	—	6,467	6,467
Loan Assignments
Basic Materials	—	4,436	—	4,436
Communications	—	19,422	—	19,422
Consumer Cyclical	—	7,619	—	7,619
Consumer Non-cyclical	—	12,112	—	12,112
Diversified	—	839	—	839
Energy	—	4,349	—	4,349
Financial	—	4,985	—	4,985
Industrial	—	11,932	—	11,932
Technology	—	33,816	—	33,816
Utilities	—	347	—	347

Total Loan Assignments	—	99,857	—	99,857

DECEMBER 31, 2023	SIX CIRCLES TRUST	305

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles Credit Opportunities Fund (Continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Short-Term Investments
Commercial Papers	—	8,276	—	8,276
Time Deposits	—	39,076	—	39,076
U.S. Treasury Obligations	—	22,637	—	22,637

Total Short-Term Investments	—	69,989	—	69,989

Total Investments in Securities	$—	$3,301,450	$11,726	$3,313,176

Appreciation in Other Financial Instruments
Futures contracts	$2,534	$—	$—	$2,534
Forward Foreign Currency contract	—	1	—	1
Centrally Cleared Interest Rate Swap contracts	—	1,277	—	1,277
OTC Credit Default Swaps contracts	—	176	—	176
Centrally Cleared Credit Default Swaps contracts	—	2,343	—	2,343

Total Appreciation in Other Financial Instruments	$2,534	$3,797	$—	$6,331

Depreciation in Other Financial Instruments
Futures contracts	$(408)	$—	$—	$(408)
Forward Foreign Currency Exchange contracts	—	(358)	—	(358)
Centrally Cleared Interest Rate Swap contracts	—	(2,045)	—	(2,045)
OTC Credit Default Swap contract	—	(1)	—	(1)
Centrally Cleared Credit Default Swap contract	—	(101)	—	(101)

Total Depreciation in Other Financial Instruments	$(408)	$(2,505)	$—	$(2,913)

There were no significant transfers into or out of level 3 for the year ended December 31, 2023 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds may purchase when-issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchase delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

D. Investments in Cayman Subsidiary - The Six Circles Credit Opportunities Fund may seek to purchase certain newly-issued Regulation S securities in its Asia High Yield allocation through investments in Six Circles Credit Opportunities Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). As of December 31, 2023, the net assets of the Subsidiary were $5,167,417 representing 0.15% of the Six Circles Credit Opportunities Fund’s consolidated net assets.

E. Loan Assignments — The Six Circles Credit Opportunities Fund invests in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent administers the terms of the loan, as specified in the loan agreement. When a Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing

306	SIX CIRCLES TRUST	DECEMBER 31, 2023

payment or may suffer a loss of principal and/or interest. The Adviser or Sub-Advisers may have access to material non-public information regarding the Borrower.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 5.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities, if any. As of December 31, 2023 the Six Circles Credit Opportunities Fund had no loan commitments outstanding.

F. Derivatives — The Funds used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Notes F(1) — F(4) below describe the various derivatives used by the Funds.

(1) Options — The Six Circles Global Bond Fund purchased and sold (“wrote”) put and call options on securities to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s option contracts are subject to master netting arrangements.

DECEMBER 31, 2023	SIX CIRCLES TRUST	307

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

(2) Futures Contracts — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund used interest rate futures to manage interest rate risks associated with portfolio investments. The Six Circles U.S. Unconstrained Equity Fund and Six Circles International Unconstrained Equity Fund used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to interest rate and equity price risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3) Forward Foreign Currency Exchange Contracts — The Six Circles International Unconstrained Equity Fund, Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4) Swaps — The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, and the Six Circles Credit Opportunities Fund engaged in various swap transactions, including interest swaps, to manage interest rate (e.g., duration, yield curve) risks within their respective portfolios. The Funds also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between a fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts outstanding at period end, if any, are listed after each Fund’s SOI.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Statements of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period.

Upon entering into a centrally cleared swap, the Funds are required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

308	SIX CIRCLES TRUST	DECEMBER 31, 2023

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearing house.

The Funds may be required to post or receive collateral in the form of cash or securities based on the net value of the Fund’s outstanding OTC swap contracts with the counterparty. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Collateral received by the Funds is held in escrow in segregated accounts maintained by Brown Brothers Harriman & Co.

The Funds’ swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund entered into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Interest Rate Swaps

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund entered into interest rate swap contracts to manage fund exposure to interest rates and/or to preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

(5) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2023, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts(a)	Forward Foreign Currency Exchange Contracts		Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$523	$—		$523
Foreign exchange contracts	Receivables	—	—	(b)	— (b)

Total		$523	—	(b)	$523

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(624)	$—		$(624)
Foreign exchange contracts	Payables	—	(1,330)		(1,330)

Total		$(624)	$(1,330)		$(1,954)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)	Amount rounds to less than $500

DECEMBER 31, 2023	SIX CIRCLES TRUST	309

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles Tax Aware Ultra Short Duration Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts(a)	Forward Foreign Currency Exchange Contracts		Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$669	$—		$669
Foreign exchange contracts	Receivables	—	—	(b)	— (b)

Total		$669	—	(b)	$669

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(620)	—		(620)
Foreign exchange contracts	Payables	—	(659)		(659)

Total		$(620)	$(659)		$(1,279)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)	Amount rounds to less than $500

Six Circles U.S. Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts(a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$4,754

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(5)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles International Unconstrained Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$485	$—	$485
Foreign exchange contracts	Receivables	—	8	8

Total		$485	$8	$493

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(424)	$—	$(424)
Foreign exchange contracts	Payables	—	(68)	(68)

Total		$(424)	$(68)	$(492)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

310	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Global Bond Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	OTC Options Written	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$5,366	$—	$3,481	$5	$—	$8,852
Foreign exchange contracts	Receivables	—	11,764	—	—	—	11,764

Total		$5,366	$11,764	$3,481	$5	$—	$20,616

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(100)	$—	$—	$(100)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(4,743)	—	(9,176)	(88)	(396)	(14,403)
Foreign exchange contracts	Payables	—	(72,762)	—	—	—	(72,762)

Total		$(4,743)	$(72,762)	$(9,276)	$(88)	$(396)	$(87,265)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Credit Opportunities Fund

Derivative Contracts	Consolidated Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Credit contracts	Receivables	$—	$—	$3,331	$31	$3,362
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,534	—	130	—	2,664
Foreign exchange contracts	Receivables	—	1	—	—	1

Total		$2,534	$1	$3,461	$31	$6,027

Gross Liabilities:
Credit contracts	Payables	$—	$—	$(1,268)	$(46)	$(1,314)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(408)	—	(3,198)	—	(3,606)
Foreign exchange contracts	Payables	—	(358)	—	—	(358)

Total		$(408)	$(358)	$(4,466)	$(46)	$(5,278)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the Consolidated SOIs. The Consolidated Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)

This amount represents the value of centrally cleared swaps as reported on the SOIs. The Consolidated Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

DECEMBER 31, 2023	SIX CIRCLES TRUST	311

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2023 (amounts in thousands):

Six Circles Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$—	(b)	$ (—	)(b)	$—	$ (—)

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$190		$—		$(190)	$—
Barclays Bank plc	56		(—	)(b)	(52)	4
BNP Paribas	179		—		—	179
Citibank, NA	157		—		—	157
Deutsche Bank AG	106		—		—	106
Morgan Stanley & Co.	121		—		—	121
Nomura International plc	397		—		—	397
UBS AG LONDON	124		—			124

	$1,330		$—		$(242)	$1,088

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

Six Circles Tax Aware Ultra Short Duration Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Barclays Bank plc	$—	(b)	$ (—	)(b)	$—	$ (—)

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$183		$—		$(183)	$—
Barclays Bank plc	54		(—	)(b)	(52)	2
Deutsche Bank AG	267		—		—	267
Morgan Stanley & Co.	155		—		—	155

	$659		$—		$(235)	$424

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	amount rounds to less than $500.

312	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles International Unconstrained Equity Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Morgan Stanley & Co.	$8		$(8)		$—	$—
UBS AG LONDON	—	(b)	(—	)(b)	—	—	(b)

	$8		$(8)		$—	$—

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset		Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Citibank, NA	$—	(b)	$—		$—	$—	(b)
Deutsche Bank AG	12		—		—	12
Goldman Sachs International	46		—		—	46
Morgan Stanley & Co.	10		(8)		—	2
UBS AG LONDON	—	(b)	(—	)(b)	—	—

	$68		$(8)		$—	$60

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

Six Circles Global Bond Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$2	$(2)	$—	$—
Barclays Bank plc	34	(34)	—	—
Brown Brothers Harriman & Co.	257	(257)	—	—
Citibank, NA	8,293	(8,293)	—	—
Deutsche Bank AG	2	—	—	2
Goldman Sachs International	1,681	(1,681)	—	—
HSBC Bank plc	24	(24)	—	—
Morgan Stanley & Co.	1,278	(1,278)	—	—
Standard Chartered Bank	126	(126)	—	—
Toronto-Dominion Bank (The)	5	(5)	—	—
UBS AG London	67	(67)	—	—

	$11,769	$(11,767)	$—	$2

DECEMBER 31, 2023	SIX CIRCLES TRUST	313

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles Global Bond Fund (continued)

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Bank of America, NA	$4,994		$(2)	$(136)	$4,856
Bank of New York Mellon	76		—	—	76
Barclays Bank plc	357		(34)	(323)	—
BNP Paribas	4		—	—	4
Brown Brothers Harriman & Co.	3,525		(257)	—	3,268
Citibank, NA	12,672		(8,293)	(4,379)	—
Citigroup Global Markets, Inc.	150		—	(150)	—
Deutsche Bank AG	—	(b)	—	—	—
Goldman Sachs International	12,420		(1,681)	(1,556)	9,183
HSBC Bank plc	730		(24)	(706)	—
Morgan Stanley & Co.	34,697		(1,278)	(2,873)	30,546
Standard Chartered Bank	133		(126)	—	7
Toronto-Dominion Bank (The)	10		(5)	—	5
UBS AG London	3,478		(67)	(70)	3,341

	$73,246		$(11,767)	$(10,193)	$51,286

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

Six Circles Credit Opportunities Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Consolidated Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Bank of America, NA	$36	$—	$—	$36
Barclays Bank plc	7	—	—	7
Citibank, NA	122	—	—	122
Goldman Sachs International	7	—	(7)	—
Morgan Stanley	5	(5)	—	—

	$177	$(5)	$(7)	$165

	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Consolidated Statements of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$2	$—	$—	$2
HSBC Bank plc	19	—	—	19
Morgan Stanley	30	(5)	—	25
UBS AG LONDON	308	—	—	308

	$359	$(5)	$—	$354

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Consolidated Statements of Assets and Liabilities.

314	SIX CIRCLES TRUST	DECEMBER 31, 2023

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2023, by primary underlying risk exposure (amounts in thousands):

Six Circles Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$9	$9
Interest rate contracts	(224)	—	57	(167)
Foreign exchange contracts	—	87	—	87

Total	$(224)	$87	$66	$(71)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(177)	$(177)
Interest rate contracts	(158)	—	6	(152)
Foreign exchange contracts	—	188	—	188

Total	$(158)	$188	$(171)	$(141)

Six Circles Tax Aware Ultra Short Duration Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$19	$19
Interest rate contracts	(602)	—	69	(533)
Foreign exchange contracts	—	26	—	26

Total	$(602)	$26	$88	$(488)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(180)	$(180)
Interest rate contracts	(7)	—	25	18
Foreign exchange contracts	—	(209)	—	(209)

Total	$(7)	$(209)	$(155)	$(371)

Six Circles U.S. Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,876

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,117

DECEMBER 31, 2023	SIX CIRCLES TRUST	315

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles International Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$9,417	$—	$9,417
Foreign exchange contracts	—	(962)	(962)

Total	$9,417	$(962)	$8,455

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,060	$—	$1,060
Foreign exchange contracts	—	(60)	(60)

Total	$1,060	$(60)	$1,000

Six Circles Global Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Options purchased	Total
Credit contracts	$—	$—	$(1)	$—	$—	$(1)
Interest rate contracts	(1,423)	—	2,714	4,893	(27)	6,157
Foreign exchange contracts	—	(130,683)	—	—	—	(130,683)

Total	$(1,423)	$(130,683)	$2,713	$4,893	$(27)	$(124,527)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Options written	Options purchased	Total
Credit contracts	$—	$—	$— (a)	$—	$—	$—	(a)
Interest rate contracts	1,391	—	(1,995)	330	(8)	(282)
Foreign exchange contracts	—	79,009	—	—	—	79,009

Total	$1,391	$79,009	$(1,995)	$330	$(8)	$78,727

(a)	Amount rounds to less than $500.

Six Circles Tax Aware Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Consolidated Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,182)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(146)

316	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Credit Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Consolidated Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(493)	$(493)
Interest rate contracts	(5,493)	—	2,109	(3,384)
Foreign exchange contracts	—	(224)	—	(224)

Total	$(5,493)	$(224)	$1,616	$(4,101)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Consolidated Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Credit contracts	$—	$—	$(998)	$(998)
Interest rate contracts	2,115	—	(1,575)	540
Foreign exchange contracts	—	(192)	—	(192)

Total	$2,115	$(192)	$(2,573)	$(650)

Derivatives Volume

The table below discloses the volume of the Funds’ options, futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended December 31, 2023 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Ultra Short Duration Fund		Six Circles Tax Aware Ultra Short Duration Fund		Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund		Six Circles Global Bond Fund		Six Circles Tax Aware Bond Fund		Six Circles Credit Opportunities Fund
Futures Contracts:
Average Notional Amount Long	$51,196		$62,830		$131,807	$104,649		$366,998		$78,819	(a)	$181,343
Average Notional Amount Short	46,331		35,799		—	—		363,337		28,572	(a)	26,819
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	5,765		4,915		—	263,347	(b)	2,494,054		—		2,512
Average Principal Amount Sold	59,546		24,242		—	253,990	(b)	8,989,495		—		39,684
Credit Default Swaps:
Average Notional Amount — Buy Protection	10,964	(c)	11,860	(a)	—	—		5,090	(d)	—		70,917
Average Notional Amount — Sell Protection	—		—		—	—		—		—		87,689
Interest Rate Swaps:
Average Notional Amount	25,067	(b)	27,433	(b)	—	—		317,841		—		74,977
Over the Counter Options:
Average Number of Contracts Written	—		—		—	—		109,569		—		—

(a)	Positions were open for 9 months during the year.
(b)	Positions were open for 2 months during the year.
(c)	Positions were open for 10 months during the year.
(d)	Positions were open for 1 months during the year.

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These

DECEMBER 31, 2023	SIX CIRCLES TRUST	317

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Short Sales — The Funds may engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the Statements of Operations. The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

I. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Six Circles Credit Opportunities Fund may receive income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statements of Operations.

Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

J. Repurchase Agreements — The Funds may invest in repurchase agreements, which are short term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, shall equal at least 100% of the principal amount of the repurchase transaction. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian.

Repurchase Agreements outstanding at period end, if any, are listed after each Fund’s SOI.

The Funds’ repurchase agreements are not subject to master netting arrangements.

K. Reverse Repurchase Agreements — In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

Reverse repurchase agreements outstanding at period end, if any, are listed after each Fund’s SOI.

318	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2023 of $94,268,267 at a weighted average interest rate of 5.239%.

L. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2023 the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

M. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

N. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Ultra Short Duration Fund	Monthly	Annual
Six Circles Tax Aware Ultra Short Duration Fund	Monthly	Annual
Six Circles U.S. Unconstrained Equity Fund	Annual	Annual
Six Circles International Unconstrained Equity Fund	Annual	Annual
Six Circles Global Bond Fund	Monthly	Annual
Six Circles Tax Aware Bond Fund	Monthly	Annual
Six Circles Credit Opportunities Fund	Monthly	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short- term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

O. Sale-buyback Transactions — A sale-buyback financing transaction consists of a sale of a security by a Fund to a counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected in the payable for investments purchased on the Statements of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Sub-adviser or will otherwise cover its obligations under sale-buyback transactions. Sale-buyback transactions are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”), which are agreements between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of sale-buyback transactions as of period end, if any, is disclosed in the Fund’s Schedule of Investments.

Six Circles Global Bond Fund had an average amount of borrowings outstanding during the year ended December 31, 2023 of $152,263 at a weighted average interest rate of 0.055%.

DECEMBER 31, 2023	SIX CIRCLES TRUST	319

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund except Six Circles Credit Opportunities Fund. The fee for the Six Circles Credit Opportunities Fund is 0.75% of the average daily net assets.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”), Royal Bank of Canada Global Asset Management (UK) (“RBC GAM (UK)”), Insight North America LLC (“Insight”), Capital International, Inc. (“Capital Group”), Goldman Sachs Asset Management, L.P. (“Goldman”), Muzinich & Co. (“Muzinich”), Nuveen Asset Management, LLC (“Nuveen”) , Pacific Investment Management Company LLC (“PIMCO”), PGIM, Inc. (“PGIM”), Allspring Global Investments, LLC (“Allspring”), and Lord Abbett & Co. LLC (“Lord Abbett”) currently serve as the Sub-Advisers to the Funds. The Sub-Advisers are paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreements.

On October 5, 2018, the Adviser entered into an agreement to allow Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3F and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2024, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2024, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Ultra Short Duration Fund	0.40%
Six Circles Tax Aware Ultra Short Duration Fund	0.40%
Six Circles U.S. Unconstrained Equity Fund	0.45%
Six Circles International Unconstrained Equity Fund	0.50%
Six Circles Global Bond Fund	0.40%
Six Circles Tax Aware Bond Fund	0.40%
Six Circles Credit Opportunities Fund	0.95%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2024, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

For the year ended December 31, 2023 there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

G. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such

320	SIX CIRCLES TRUST	DECEMBER 31, 2023

cross trades be effected at the independent current market price of the security. During the year ended December 31, 2023 the aggregate value of purchases and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles U.S. Unconstrained Equity Fund	$803	$194	$(2)
Six Circles International Unconstrained Equity Fund	5,987	1,092	90

4. Investment Transactions

During the year ended December 31, 2023 purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Ultra Short Duration Fund	$234,171	$244,951	$63,191	$29,320
Six Circles Tax Aware Ultra Short Duration Fund	541,687	353,387	48,130	42,857
Six Circles U.S. Unconstrained Equity Fund	14,194,128	11,405,665	—	—
Six Circles International Unconstrained Equity Fund	10,202,995	9,722,449	—	—
Six Circles Global Bond Fund	4,030,373	2,517,766	14,045,714	13,656,408
Six Circles Tax Aware Bond Fund	3,246,277	769,703	—	—
Six Circles Credit Opportunities Fund	1,596,965	2,633,437	71,831	51,299

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, and Six Circles Global Bond Fund are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds’ shares being more sensitive to economic results among those issuing the securities.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund, invest in foreign issuers and foreign securities (including depositary receipts) which are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.

Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

The Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund invest a portion of their assets in the Asia Pacific region. The small size of securities markets and the low trading volume in some countries in the Asia Pacific Region may lead to a lack of liquidity. Also, some Asia Pacific economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share prices of companies in the region tend to be volatile and there is a significant possibility of loss.

DECEMBER 31, 2023	SIX CIRCLES TRUST	321

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Also, some companies in the region may have less established product markets or a small management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Certain of the currencies in the Asia Pacific region have experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will likely decrease the value of the Fund.

The trading volume on some Asia Pacific region stock exchanges is much lower than in the United States, and Asia Pacific region securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States. The imposition of tariffs or other trade barriers, or a downturn in the economy of a significant trading partner could adversely impact Asia Pacific companies. If the Fund concentrates in the Asia Pacific region, the Fund’s performance may be more volatile than that of a fund that invests globally. If Asia Pacific securities fall out of favor, it may cause a fund that concentrates in the Asia Pacific region to underperform funds that do not concentrate in the Asia Pacific region.

The Six Circles International Unconstrained Equity Fund performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.

The Six Circles International Unconstrained Equity Fund and Six Circles Credit Opportunities Fund may have investments in Mainland China, Hong Kong and Taiwan that are subject to significant legal, regulatory, monetary and economic risks, as well as the potential for regional and global conflicts, including actions that are contrary to the interests of the U.S.

As of December 31, 2023, the Six Circles International Unconstrained Equity Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

France	Germany	Switzerland	United Kingdom
12.7%	13.6%	16.3%	17.7%

As of December 31, 2023, the Six Circles Global Bond Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

China
10.4%

As of December 31, 2023 a significant portion of the Six Circles International Unconstrained Equity and Six Circles Global Bond Funds’ net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Overnight bank deposits of foreign currency can result in negative interest rates based on monetary policies in that respective country.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may be subject to leveraging risk, which is the risk that certain transactions of the Fund, such as loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged.

The Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund may invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Funds are intended for investors who are able and willing to assume a high degree of risk.

The Six Circles Credit Opportunities Fund may invest a substantial portion of the Fund’s total assets in below investment grade credit instruments including “high-yield” instruments (also known as “junk bonds”) and “distressed” debt instruments. Any investments in distressed or defaulted securities subject the Fund to even greater credit risk than investments in other below investment-grade instruments. Investments in obligations of restructured, distressed and bankrupt issuers, including debt obligations that are already in default, generally trade significantly below par and may

322	SIX CIRCLES TRUST	DECEMBER 31, 2023

lack liquidity. Defaulted securities might be repaid only after which the issuer might not make any interest or other payments, and such proceedings may result in only partial recovery of principal or no recovery at all. Recovery could involve an exchange of the defaulted obligation for other debt instruments or equity securities of the issuer or its affiliates, each of which may in turn be illiquid or speculative and be valued by the Fund at significantly less than its original purchase price. In addition, investments in distressed issuers may subject the Fund to liability as a lender.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Six Circles Credit Opportunities Fund invests in loan assignments. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a Fund may not receive the proceeds from a sale of such investments for a period after the sale. Certain loan assignments are also subject to the risks associated with high yield securities described above.

The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

The Funds may also invest in shares of other investment companies and ETFs. ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts and forward foreign currency exchange contracts.

The Six Circles U.S. Unconstrained Equity Fund may invest in companies in the healthcare sector which may be subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

The Six Circles U.S. Unconstrained Equity Fund may invest in Technology companies which may face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

DECEMBER 31, 2023	SIX CIRCLES TRUST	323

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

The Six Circles Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund and Six Circles Credit Opportunities Fund may invest more heavily in the financial services sector at various times to ensure access to a reasonably large pool of eligible instruments. To the extent that the Fund invests more heavily in the financial services sector, developments affecting the financial services sector may have a disproportionate impact on the Fund. These risks generally include interest rate risk, credit risk and risk associated with regulatory changes in the financial services industry. The profitability of banks and other financial services firms depends largely on the availability and cost of funds, which can change depending on economic conditions.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Six Circles Tax Aware Ultra Short Duration Fund and Six Circles Tax Aware Bond Fund invest primarily in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and the Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Six Circles Credit Opportunities Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There can be no assurance that the investment objective of the Six Circles Credit Opportunities Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act.

6. Income Taxes and Distributions to Shareholders

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences to no require reclassification. Temporary differences and permanent reclassifications have no effect on net assets. For the fiscal year ended December 31, 2023, the Funds made permanent book-to-tax reclassifications primarily related to investments in swap contracts, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, real estate investment trusts (“REITs”), straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments, mark-to-market investments in passive foreign investment companies (“PFICs”) and net operating losses.

For the fiscal year ended December 31, 2023, the Funds made the following reclassifications between total distributable earnings and paid-in capital (amounts in thousands):

	Total Distributable Earnings/ (Loss)	Paid-in Capital
Six Circles Ultra Short Duration Fund	$—	$—
Six Circles Tax Aware Ultra Short Duration Fund	—	—
Six Circles U.S. Unconstrained Equity Fund	5	(5)
Six Circles International Unconstrained Equity Fund	—	—
Six Circles Global Bond Fund	340,153	(340,153)
Six Circles Tax Aware Bond Fund	24	(24)
Six Circles Credit Opportunities Fund	235	(235)

324	SIX CIRCLES TRUST	DECEMBER 31, 2023

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$602,387	$5,607	$(5,390)	$217
Six Circles Tax Aware Ultra Short Duration Fund	695,805	4,087	(4,863)	(776)
Six Circles U.S. Unconstrained Equity Fund	17,136,414	5,544,755	(676,999)	4,867,756
Six Circles International Unconstrained Equity Fund	11,953,681	2,425,963	(700,779)	1,725,184
Six Circles Global Bond Fund	10,827,069	466,852	(740,854)	(274,002)
Six Circles Tax Aware Bond Fund	8,142,914	140,463	(244,643)	(104,180)
Six Circles Credit Opportunities Fund	3,350,830	144,106	(181,011)	(36,905)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in swap contracts, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, real estate investment trusts (“REITs”), straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to-market investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2023 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Tax Return of Capital	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$22,451	$—	$—	$876	$23,327
Six Circles Tax Aware Ultra Short Duration Fund	8,487	—	11,674	—	20,161
Six Circles U.S. Unconstrained Equity Fund	270,952	—	—	—	270,952
Six Circles International Unconstrained Equity Fund	389,226	—	—	—	389,226
Six Circles Global Bond Fund	—	—	—	296,396	296,396
Six Circles Tax Aware Bond Fund	6,130	—	174,272	—	180,402
Six Circles Credit Opportunities Fund	277,853	—	—	—	277,853

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2022 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Ultra Short Duration Fund	$13,350	$—	$—	$13,350
Six Circles Tax Aware Ultra Short Duration Fund	7,161	—	2,003	9,164
Six Circles U.S. Unconstrained Equity Fund	356,647	29,443	—	386,090
Six Circles International Unconstrained Equity Fund	353,505	—	—	353,505
Six Circles Global Bond Fund	806,124	—	—	806,124
Six Circles Tax Aware Bond Fund	775	—	94,221	94,996
Six Circles Credit Opportunities Fund	204,554	—	—	204,554

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

DECEMBER 31, 2023	SIX CIRCLES TRUST	325

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

As of December 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Ultra Short Duration Fund	$—	$(7,009)	$(3,427)	$220
Six Circles Tax Aware Ultra Short Duration Fund	—	(7,372)	(1,098)	(770)
Six Circles U.S. Unconstrained Equity Fund	262,850	—	—	4,867,756
Six Circles International Unconstrained Equity Fund	24,750	(931,842)	—	1,729,314
Six Circles Global Bond Fund	—	(393,479)	—	(272,495)
Six Circles Tax Aware Bond Fund	39	(143,203)	—	(104,180)
Six Circles Credit Opportunities Fund	—	(296,302)	—	(36,836)

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark-to-market futures contracts, REITS, straddle loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and, mark-to-market investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

As of December 31, 2023, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Ultra Short Duration Fund	$4,735	$2,274
Six Circles Tax Aware Ultra Short Duration Fund	2,513	4,859
Six Circles International Unconstrained Equity Fund	340,212	591,630
Six Circles Global Bond Fund	331,291	62,187
Six Circles Tax Aware Bond Fund	52,949	90,253
Six Circles Credit Opportunities Fund	142,167	154,135

During the year ended December 31, 2023, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles U.S. Unconstrained Equity Fund	$—	$(472,686)
Six Circles International Unconstrained Equity Fund	(97,234)	(130,513)
Six Circles Tax Aware Bond Fund	(492)	—

Specified ordinary losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2023, the Funds deferred to January 1, 2024 the following specified ordinary losses (amounts in thousands):

Specified Ordinary Loss
Six Circles Ultra Short Duration Fund	$3,427
Six Circles Tax Aware Ultra Short Duration Fund	1,098

7. Ownership Concentration

As of December 31, 2023, the Funds each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

8. New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

326	SIX CIRCLES TRUST	DECEMBER 31, 2023

Effective January 24, 2023, the Securities and Exchange Commission (“Commission”) has adpoted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semi-annual reports to shareholders that highlight key information that is particularly important to assess and monitor their fund investments. These final rules are designed to modernize funds’ shareholder reports so these reports will better serve the needs of fund investors.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that require disclosure.

DECEMBER 31, 2023	SIX CIRCLES TRUST	327

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Ultra Short Duration Fund, Six Circles Tax Aware Ultra Short Duration Fund, Six Circles U.S. Unconstrained Equity Fund, Six Circles International Unconstrained Equity Fund, Six Circles Global Bond Fund, Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations for the year ended December 31, 2023, the changes in each of their net assets for each of the two years in the period ended December 31, 2023, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Fund

Six Circles Ultra Short Duration Fund

Six Circles Tax Aware Ultra Short Duration Fund

Six Circles U.S. Unconstrained Equity Fund

Six Circles International Unconstrained Equity Fund

Six Circles Global Bond Fund

Six Circles Tax Aware Bond Fund

Six Circles Credit Opportunities Fund (1)

(1)

The financial statements for Six Circles Credit Opportunities Fund are presented on a consolidated basis as of and for the year ended December 31, 2023 and on a single entity basis for the years or periods ended on or prior to December 31, 2022.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

328	SIX CIRCLES TRUST	DECEMBER 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each fund on July 1, 2023 and continued to hold your shares at the end of the reporting period, December 31, 2023

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Ultra Short Duration Fund
Actual	$1,000.00	$1,033.00	$0.87	0.17%
Hypothetical	1,000.00	1,024.35	0.87	0.17
Six Circles Tax Aware Ultra Short Duration Fund
Actual	1,000.00	1,024.40	0.77	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Six Circles U.S. Unconstrained Equity Fund
Actual	1,000.00	1,096.80	0.32	0.06
Hypothetical	1,000.00	1,024.90	0.31	0.06
Six Circles International Unconstrained Equity Fund
Actual	1,000.00	1,045.60	0.41	0.08
Hypothetical	1,000.00	1,024.80	0.41	0.08
Six Circles Global Bond Fund
Actual	1,000.00	1,053.60	0.93	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18
Six Circles Tax Aware Bond Fund
Actual	1,000.00	1,035.80	0.72	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Six Circles Credit Opportunities Fund
Actual	1,000.00	1,058.40	1.45	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2023	SIX CIRCLES TRUST	329

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023:

	Six Circles Ultra Short Duration Fund	Six Circles Tax Aware Ultra Short Duration Fund	Six Circles U.S. Unconstrained Equity Fund	Six Circles International Unconstrained Equity Fund	Six Circles Global Bond Fund	Six Circles Tax Aware Bond Fund	Six Circles Credit Opportunities Fund
Record Date	Monthly	Monthly	12/13/2023	12/13/2023	Monthly	Monthly	Monthly
Payable Date	Monthly	Monthly	12/15/2023	12/15/2023	Monthly	Monthly	Monthly
Ordinary Income:
Qualified Dividend Income for Individuals	—	—	86.38%	84.97%	—	—	—
Dividends Qualifying for the Dividends Received
Deduction for Corporations	—	—	84.92%	—	—	—	—
Foreign Source Income	—	—	—	100.00%	—	—	—
Foreign Tax Paid Per Share	—	—	—	0.033922	—	—	—
Interest from Tax-Exempt Obligations	—	57.90%	—	—	—	96.60%	—
Interest from Federal Obligations	12.49%	5.20%	—	—	—	—	1.41%
Long-Term Capital Gain Dividend	—	—	—	—	—	—	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

330	SIX CIRCLES TRUST	DECEMBER 31, 2023

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11	Director, Operation Hope (2015–2016; 2020–present); Independent Director, Lottery.com (2021-2022); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).

Lauren K. Stack (1963); Trustee since inception	Chief Operating Officer and Board Member, HyperSpectral Corp. (Advanced Technology) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present).	11	Director, HyperSpectral Corp. (2020-present); Board Chair, Virginia 529 (2022-2023); Independent Trustee, Virginia 529 (2019-2023); Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation.
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.; Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present).

DECEMBER 31, 2023	SIX CIRCLES TRUST	331

TRUSTEES

(continued)

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years

Kevin Klingert (1962)*; Trustee since 2022	President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

(1)	The Trustee serve for an indefinite term.
(2)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

(*)

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Investments Implementation Services, LLC.

332	SIX CIRCLES TRUST	DECEMBER 31, 2023

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Managing Director and Associate General Counsel, JPMorgan Chase Bank, N.A. (2023-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-2023); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil, CPA (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present).

Angela Burke (1982), Assistant Secretary since 2023	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2022-Present); Senior Attorney, Aviva Investors Americas (2021-2022); Senior Vice President, The Northern Trust Company; Assistant Secretary, Northern Funds and Northern Institutional Funds (2018-2021).

DECEMBER 31, 2023	SIX CIRCLES TRUST	333

Feb 2019

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2024. All rights reserved. December 31, 2023.

Annual Report

SIX CIRCLES® FUNDS

December 31, 2023

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Six Circles Managed Equity Portfolio International Unconstrained Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan representative or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments.

PRESIDENT’S LETTER

DECEMBER 31, 2023 (Unaudited)

Dear Shareholder,

We hope this letter finds you well.

In 2023, volatility in the financial markets dissipated as equity markets posted solid broad-based returns and indicators pointed to falling inflation rates. As the year ended, attention turned once more to the Federal Reserve as it signaled rate cuts to come in 2024.

The Six Circles Funds are designed to help our discretionary portfolios navigate through changing markets by giving us the flexibility to target key themes and our highest conviction ideas. On the following pages, we provide detailed discussions on the strategies we implemented in the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the Six Circles Managed Equity Portfolio International Unconstrained Fund during the 12-month period covered by this report and how they performed.

As a reminder, the Six Circles Funds are not meant to be standalone investments. They are purposefully constructed as completion funds and, as such, we believe they should be reviewed and evaluated within the context of your broader portfolio for a complete picture of their performance.

I hope you find the information on these pages to be informative and helpful. If you should have any questions about the Funds, you can contact your J.P. Morgan team, visit the Fund’s website at www.sixcirclesfunds.com, or call us at 212-464-2070.

Wishing you and yours a healthy, happy and prosperous 2024.

Sincerely,

Mary Savino

President, Six Circles Funds

DECEMBER 31, 2023	SIX CIRCLES TRUST	1

Market Overview

As Of DECEMBER 31, 2023 (Unaudited)

Year-to-date December 2023, equities outperformed global bond and cash markets, with the MSCI USA Index, MSCI World ex-USA Index, MSCI Emerging Markets Index and MSCI World Index up 27.10%, 17.94%, 9.83% and 23.79% during the period, respectively. Whereas the Bloomberg 1-3 Month U.S. Treasury Bill Index and the Bloomberg Global-Aggregate Index — Hedged USD returned 5.14% and 7.15% respectively.

In order to curb high inflation, the Federal Reserve hiked rates by 5% since the start of 2022. Economic growth has slowed but overall, has remained resilient, and the U.S. has so far avoided a recession. Earnings growth was below trend in 2022 and 2023, but we currently believe the worst of the slowdown is behind us. We do not believe equity valuations are outright cheap at the broad index level, but we are hopeful that positive earnings growth may fuel returns in 2024.

2	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	29.09%
MSCI USA Index	27.10%

Net Assets as of 12/31/2023 (In Thousands)	$10,176,436

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities issued by U.S. companies and other instruments with economic characteristics similar to equity securities issued by U.S. companies. The Fund is generally unconstrained by any particular capitalization, style or industry sector.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. In addition to allocating and reallocating the Fund’s assets among one or more indexed investment strategies, the Adviser may also select securities of specific individual companies for the Fund to purchase or sell on an ongoing basis and the amount of the Fund’s assets to allocate to such securities. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the broader Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed relative to the MSCI USA Index (the “Index”). References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index, but rather is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Information Technology, Health Care and Energy sectors comprised approximately 54% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the Index. During the reporting period, Information Technology contributed to the Fund’s performance on an absolute basis and relative to the Index, while Health Care and Energy detracted from the Fund’s performance both on an absolute basis as well as relative to the Index.

Financials, Materials and Consumer Staples sectors comprised approximately 14% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector underweights relative to the Index. During the reporting period, Financials and Materials contributed to the Fund’s performance on an absolute basis, whereas Consumer Staples detracted. Relative to the Index, Materials and Consumer Staples contributed to the Fund’s performance, while Financials detracted.

On an absolute basis, the Fund’s allocation to Broad USA was the largest contributor to the Fund’s performance, while allocation to U.S. Managed Health Care detracted, during the reporting period.

The Fund employed equity futures in order to maintain market exposures during the reporting period. The use of equity futures contributed to the Fund’s performance during the year.

DECEMBER 31, 2023	SIX CIRCLES TRUST	3

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twenty strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
USA	34%
U.S. Custom Equity Sleeve (JPMPI)	20
U.S. Information Technology	6
U.S. Software	5
U.S. Pharmaceuticals	5
U.S. Technology, Hardware & Equipment	4
U.S. Semiconductor & Semiconductor Equipment	4
USA Energy	3
U.S. Consumer Discretionary	3
U.S. Communication Services	3
US Interactive Media & Services	2
U.S. Utilities	2
U.S. Electronic Equipment	2
U.S. Biotechnology	1
Canada	1
U.S. Beverages	1
U.S. Managed Health Care	1
Life Sciences Tools & Services	1
U.S. Financials	1
U.S. Health Care Equipment	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to Broad USA, which was approximately 34% of the Fund as of December 31, 2023, provides what the Adviser believes to be an ability to tactically allocate to broad U.S. large cap exposure and use as a potential funding source for future targeted allocations.

Allocation to the Custom Equity Sleeve was approximately 20% of the Fund as of December 31, 2023. This portion of the Fund’s investments is allocated to individual publicly traded large capitalization U.S. equity securities, selected by the Adviser. Securities included in the U.S. Custom Equity Sleeve may be represented by a variety of U.S. sectors, sub-sectors or industries and are selected for inclusion by the Adviser based on its investment analysis in order to assist with either portfolio construction, risk management, liquidity considerations, or a combination thereof.

Allocations to U.S. Software provide what the Adviser believes is a multi-year opportunity for the leaders in this space to take advantage of businesses shifting workloads onto Cloud platforms. This exposure comprised approximately 5% of the Fund as of December 31, 2023.

Allocations to U.S. Pharmaceuticals and U.S. Biotechnology comprised approximately 6% of the Fund as of December 31, 2023. The Adviser believes that pharmaceutical companies have strong fundamentals with attractive valuations in the current market. The Biotechnology sector focuses on companies primarily engaged in the research, development, manufacturing and / or marketing of products based on genetic analysis and genetic engineering.

Allocation to U.S. Information Technology, which allows the Adviser to access specific exposures within the Technology sector, was approximately 6% of the Fund as of December 31, 2023.

Allocation to U.S. Technology, Hardware & Equipment allows the Adviser to access specific exposures within the Technology sector. The allocation comprised approximately 4% of the Fund as of December 31, 2023.

Allocation to U.S. Communications Services allows the Adviser to gain specific exposures within the mega cap Technology sectors. The allocation was approximately 3% of the Fund as of December 31, 2023.

Allocation to U.S. Interactive Media & Services focuses on companies engaged in content and information creation or distribution through proprietary platforms, where revenues are derived primarily through pay-per-click advertisements. This allocation was approximately 2% of the Fund as of December 31, 2023. The Adviser believes in the opportunities available in the cloud market and views this exposure as potential for continued strength in earnings growth.

The Adviser believes that allocation to USA Energy serves as a cyclical exposure that may do well as rates rise. This allocation was approximately 3% of the Fund as of December 31, 2023.

Allocation to U.S. Consumer Discretionary comprised approximately 3% of the Fund as of December 31, 2023. The Adviser believes that due to growth sell-off through most of 2022, valuations in Consumer Discretionary now present an attractive entry point for the sector.

The Adviser believes that valuations for U.S. Semiconductors & Semiconductor Equipment companies are now more

4	SIX CIRCLES TRUST	DECEMBER 31, 2023

reasonable and provide an attractive entry point. This allocation comprised approximately 4% of the Fund as of December 31, 2023.

The Adviser believes that allocation to the U.S. Electronic Equipment is attractive given its position within the broader Information Technology sector and structural change over the past decade. This allocation comprised approximately 2% of the Fund as of December 31, 2023.

The Adviser believes that U.S. Utilities have cheapened versus the market with no change to the underlying fundamentals (higher leverage, negative free-cash-flow coverage), making the sector incrementally more attractive as a defensive diversifier in the Portfolio. This allocation to U.S. Utilities was approximately 2% of the Fund’s exposure as of December 31, 2023.

Allocation to Life Sciences Tools & Services was approximately 1% of the Fund as of December 31, 2023. The Adviser believes that the sector is comprised of high quality and large cap companies with high potential earnings growth.

Allocation to U.S. Beverages was approximately 1% of the Fund’s exposure as of December 31, 2023, and reflects the Adviser’s current belief that certain companies in this sector are going through structural changes and may have the potential to improve free cash flow conversion.

Allocation to U.S. Financials comprised approximately 1% of the Fund as of December 31, 2023. The Adviser believes in capital adequacy and dividend sustainability in the sector and has conviction in the sector given compelling valuations and more realistic market expectations about potential credit costs and buybacks.

Allocation to Canada comprised approximately 1% of the Fund, as of December 31, 2023. The Adviser believes that the allocation provides for the diversification of the regional exposures in the broader Portfolios.

Allocation to U.S. Managed Health Care comprised approximately 1% of the Fund, as of December 31, 2023. The Adviser believes this is a high conviction segment of the Health Care sector which provides a more defensive posture within the Portfolio’s U.S. equity allocation.

Allocation to U.S. Health Care Equipment comprised approximately 1% of the Fund, as of December 31, 2023. The Adviser views this as an opportunity to access specific exposures within the Health Care sector.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	29.09%	14.34%

GROWTH OF $10,000 REPORT (04/10/2019 to 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.28% and 0.07% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

The Fund commenced operations on April 10, 2019.

DECEMBER 31, 2023	SIX CIRCLES TRUST	5

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and the MSCI USA Index from April 10, 2019 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI USA Index is designed to measure the performance of the large and mid-cap segments of the U.S. market. With 609 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the United States. Investors cannot invest directly in an index.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, fore-

cast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

6	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited)

REPORTING PERIOD RETURN
Fund*	20.05%
MSCI World ex-USA Index	17.94%

Net Assets as of 12/31/2023 (In Thousands)	$4,842,287

INVESTMENT OBJECTIVES AND STRATEGY**

Six Circles Managed Equity Portfolio International Unconstrained Fund (the “Fund”) seeks to provide capital appreciation. The Fund invests at least 80% of its net assets in equity securities and other instruments with economic characteristics similar to equity securities. The Fund primarily invests in the equity securities of non-U.S. companies and is generally unconstrained by any particular capitalization, style or sector or non-U.S. country.

INVESTMENT APPROACH

J.P. Morgan Private Investments Inc., the Fund’s investment adviser (“JPMPI” or the “Adviser”), actively allocates the Fund’s investments among a range of indexed investment strategies that are managed by the current sub-adviser, BlackRock Investment Management, LLC (the “Sub-Adviser” or “BlackRock”). For each indexed investment strategy, the Sub-Adviser seeks to replicate the performance of an index or sub-index selected by the Adviser. The Fund is specifically designed to serve as a completion portfolio and accomplish particular goals within discretionary Managed Equity Portfolios managed by JPMPI or its affiliates (the “Portfolios”). The Adviser utilizes the Fund to express targeted investment views, while taking into consideration positions held at the aggregate level in the Portfolios. As such, the Fund’s allocations and performance should be evaluated in the context of the broader Portfolios and not on a standalone basis.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the period January 1, 2023 through December 31, 2023 (the “reporting period”), the Fund posted a positive return on an absolute basis, and outperformed the MSCI World ex-USA Index (the “Index”) on a relative basis. References to the Index are for informational purposes. The use of the Index does not imply the Fund is being managed to the Index and is disclosed to allow for comparison of the Fund’s performance to that of a well-known and widely recognized index.

Consumer Staples, Information Technology, and Materials sectors comprised approximately 38% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector overweights relative to the Index. All three sectors contributed to the Fund’s performance on an absolute basis. Relative to the Index, Information Technology contributed to the Fund’s performance, while Consumer Staples and Materials detracted from the Fund’s performance.

Consumer Discretionary, Communication Services, and Industrials comprised approximately 19% of the Fund’s sector exposure on a look-through basis at the end of the reporting period and were the Fund’s largest sector underweights relative to the Index. All three sectors contributed to the Fund’s performance on an absolute basis. Relative to the Index, Consumer Discretionary and Industrials contributed to the Fund’s performance, while Communication Services detracted.

On an allocation level, the Fund’s allocation to Europe Financials was the largest contributor to the Fund’s return, while the allocation to Europe Beverages was the largest detractor from the Fund’s return on an absolute basis during the reporting period.

The Fund employed equity futures in order to maintain market exposures during the reporting period. The use of equity futures contributed to the Fund’s performance during the year.

DECEMBER 31, 2023	SIX CIRCLES TRUST	7

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

HOW WAS THE FUND POSITIONED?

At the end of the reporting period, the Fund was allocated to twenty strategies managed by one Sub-Adviser, across various sector and sub-industry exposures as follows.

PORTFOLIO ALLOCATION***
Europe Financials	14%
Europe Industrials	11
Europe Pharmaceuticals	9
Japan	9
Europe Semiconductors	7
Europe Materials	7
Europe Beverages	6
Europe Food Products	5
Pacific ex- Japan	5
Europe Integrated Oil & Gas	4
German Application Software	4
Europe Textiles Luxury Goods	3
Europe Insurance	3
Europe	3
Europe ex-UK Utilities	3
Denmark Pharmaceuticals Biotechnology & Life Sciences	2
Taiwan Semiconductor & Semiconductor Equipment	2
Canada	1
European Metals & Mining	1
Swiss Food Products	1

*	The return shown is based on the net asset value calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at December 31, 2023 for financial reporting purposes, and as a result, the net asset value for shareholder transactions and the total return based on that net asset value may differ from the adjusted net assets and the total return for financial reporting.
**	The Adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of December 31, 2023. The portfolio allocation is subject to change.

Allocation to Europe Financials was approximately 14% of the Fund as of December 31, 2023. The Adviser has conviction in the sector due to improved capital levels, and believes Financials can directly benefit from higher inflation and interest rates through higher lending costs and better net interest margin.

Allocation to Europe Pharmaceuticals comprised approximately 9% of the Fund as of December 31, 2023, and provides what the Adviser believes to be a defensive exposure with attractive fundamentals and valuations, within the context of the broader Portfolios.

The Adviser believes that companies in the Europe Textiles Luxury Goods sector are high quality consumer-oriented companies within the Consumer Discretionary sector and provide for the cyclical exposure in Europe expected to perform well as the global economy continues to recover. This allocation comprised approximately 3% of the Fund as of December 31, 2023.

Allocation to Europe Industrials was approximately 11% of the Fund as of December 31, 2023, and provides an exposure that the Adviser believes may benefit from economic growth and recovery.

Broad European Equities sector has exposure to companies with secular tailwinds and a large concentration in semiconductors. This allocation comprised approximately 3% of the Fund as of December 31, 2023.

Allocation to Europe Food Products was approximately 5% of the Fund as of December 31, 2023, and serves as a defensive position, allowing the Adviser access to a concentrated index of high-quality European companies.

The Adviser believes that companies within the Europe Semiconductors sector have reasonable valuations making the exposure very attractive with potential demand for semiconductors and semiconductor equipment following the theme of electrification. The sector comprised approximately 7% of the Fund as of December 31, 2023.

Allocation to Europe Integrated Oil & Gas provides exposure to a cyclical industry that the Adviser believes will take advantage of the early cycle environment and comprised approximately 4% of the Fund as of December 31, 2023.

Allocation to Pacific ex-Japan and Canada comprised approximately 5% and 1% of the Fund, respectively, as of December 31, 2023. The Adviser believes that the allocations provide for the diversification of the regional exposures in the broader Portfolios.

The Adviser believes that the allocation to Broad Japan provides exposure to high quality Japanese companies with evolving business models. The allocation was approximately 9% of the Fund as of December 31, 2023.

Allocation to German Application Software was approximately 4% of the Fund as of December 31, 2023. German Investable Markets Index is primarily made up of SAP, a company the Adviser believes the market is currently underappreciating given its cloud transition, value of defensive cashflows, and positive business model changes.

8	SIX CIRCLES TRUST	DECEMBER 31, 2023

Allocation to European Metals and Mining provides what the Adviser believes is a cyclical exposure to companies with strong balance sheets. The allocation was approximately 1% of the Fund as of December 31, 2023.

The Adviser believes that the allocation to Europe ex-UK Utilities serves as a defensive position with exposure to renewable energy, which helps diversify against European Energy positions and provides a growth dynamic to the sector. This allocation was approximately 3% of the Fund as of December 31, 2023.

Allocation to Swiss Food Products was approximately 1% of the Fund as of December 31, 2023, and serves as a defensive position, allowing the Adviser access to a concentrated index of high-quality Swiss companies.

European Beverage companies struggled in 2022, however, the Adviser believes that allocation to Europe Beverages could perform well as the China reopening provides strong headwinds to the demand. This allocation comprised approximately 6% of the Fund as of December 31, 2023.

Allocation to Taiwan Semiconductors was approximately 2% of the Fund as of December 31, 2023. The Adviser believes that the allocation helps build out full international semiconductor exposure within the broader Portfolios.

Allocation to Europe Materials was approximately 7% of the Fund’s exposure as of December 31, 2023. The Adviser believes that the sector is currently undervalued due to poor operating environments, and views this exposure as potential for continued strength in earnings growth.

The Adviser believes that European Insurance is currently operating in a favorable environment given current interest rates and continued strength in the operating environment, where demand is greater than supply. Allocation to European Insurance was approximately 3% of the Fund’s exposure as of December 31, 2023.

Allocation to Denmark Pharmaceuticals Biotechnology & Life Sciences was approximately 2% of the Fund’s exposure as of December 31, 2023. The Adviser believes that the opportunity that exists in this space is currently undervalued by the market, currently believes that the growth potential in the GLP-1 industry could be significant over the next 10 years.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2023
	1 Year	Since Inception (April 10, 2019)
Six Circles Managed Equity Portfolio International Unconstrained Fund	20.05%	7.93%

GROWTH OF $10,000 REPORT (04/10/2019 to 12/31/2023)

1)

Presented percentages may not sum to 100% due to rounding to the nearest percent. Cash and mark-to-market value on derivatives contracts represent less than 0.5%. The above Sector allocation uses The Global Industry Classification Standard (GICS®) and may differ from categories listed within the Schedule of Investments.

The allocation of the various strategies employed by the Fund may shift and therefore, the performance shown may not be a true indication of how the Fund may perform going forward. Performance quoted is past performance and is no guarantee of future results. Investment returns and principal value will fluctuate, so shares, when sold, may be worth more or less than original cost. Current performance may be higher or lower than returns shown. As of the latest prospectus, the gross and net expense ratios for the Fund were 0.34% and 0.14% respectively. Contact your J.P. Morgan representative or call 1-212-464-2070 for the most recent month-end performance.

DECEMBER 31, 2023	SIX CIRCLES TRUST	9

Six Circles Managed Equity Portfolio International Unconstrained Fund

FUND COMMENTARY

Twelve Months Ended December 31, 2023 (Unaudited) (continued)

The Fund commenced operations on April 10, 2019.

The graph illustrates comparative performance for $10,000 invested in the Six Circles Managed Equity Portfolio International Unconstrained Fund and the MSCI World ex-USA Index from April 10, 2019 to December 31, 2023. The performance of the Fund reflects the deduction of Fund expenses and assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the MSCI World ex-USA Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the Index, if applicable.

The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries—excluding the United States. With 871 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With 1,441 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

Fund performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemptions or sales of Fund shares.

International investing has a greater degree of risk and increased volatility due to political and economic instability of some overseas markets. Changes in currency exchange rates and different accounting and taxation policies outside the U.S. can affect returns.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by JP MORGAN CHASE BANK NA. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

10	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 99.2%
Basic Materials — 0.9%
Chemicals — 0.6%
Air Products & Chemicals, Inc.	19	5,088
Albemarle Corp.	12	1,712
Celanese Corp., Class A	9	1,427
CF Industries Holdings, Inc.	20	1,591
Dow, Inc.	61	3,369
DuPont de Nemours, Inc.	39	3,018
Eastman Chemical Co.	12	1,107
Ecolab, Inc.	23	4,483
FMC Corp.	14	855
International Flavors & Fragrances, Inc.	23	1,840
Linde plc	41	16,650
LyondellBasell Industries NV, Class A	23	2,172
Mosaic Co. (The)	34	1,209
Nutrien Ltd., (Canada)	36	2,036
PPG Industries, Inc.	20	3,003
RPM International, Inc.	10	1,147
Sherwin-Williams Co. (The)	21	6,526
Westlake Corp.	5	669

		57,902

Forest Products & Paper — 0.0% (g)
International Paper Co.	30	1,074

Iron/Steel — 0.1%
Cleveland-Cliffs, Inc. (a)	49	1,003
Nucor Corp.	22	3,823
Reliance Steel & Aluminum Co.	4	1,182
Steel Dynamics, Inc.	14	1,628

		7,636

Mining — 0.2%
Agnico Eagle Mines Ltd., (Canada)	36	1,983
Barrick Gold Corp., (Canada)	128	2,318
Cameco Corp., (Canada)	32	1,365
First Quantum Minerals Ltd., (Canada)	43	356
Franco-Nevada Corp., (Canada)	14	1,554
Freeport-McMoRan, Inc.	110	4,681
Ivanhoe Mines Ltd., (Canada), Class A (a)	44	429
Kinross Gold Corp., (Canada)	89	541
Lundin Mining Corp., (Canada)	48	389
Newmont Corp.	90	3,735
Pan American Silver Corp., (Canada)	26	431
Wheaton Precious Metals Corp., (Canada)	33	1,633

		19,415

Total Basic Materials		86,027

Communications — 17.6%
Advertising — 0.1%
Interpublic Group of Cos., Inc. (The)	68	2,220
Omnicom Group, Inc.	35	3,009
Trade Desk, Inc. (The), Class A (a)	75	5,366

		10,595

SECURITY DESCRIPTION	SHARES	VALUE ($)

Internet — 15.1%
Airbnb, Inc., Class A (a)	98	13,354
Alphabet, Inc., Class A (a)	1,576	220,087
Alphabet, Inc., Class C (a)	1,392	196,104
Amazon.com, Inc. (a)	3,326	505,327
Booking Holdings, Inc. (a)	5	18,953
CDW Corp.	110	24,968
DoorDash, Inc., Class A (a)	37	3,616
eBay, Inc.	74	3,211
Etsy, Inc. (a)	18	1,481
Expedia Group, Inc. (a)	22	3,290
F5, Inc. (a)	13	2,275
Gen Digital, Inc.	147	3,357
GoDaddy, Inc., Class A (a)	20	2,081
Match Group, Inc. (a)	63	2,305
MercadoLibre, Inc., (Uruguay) (a)	7	10,253
Meta Platforms, Inc., Class A (a)	898	317,954
Netflix, Inc. (a)	73	35,307
Okta, Inc., Class A (a)	22	2,009
Palo Alto Networks, Inc. (a)	77	22,767
Pinterest, Inc., Class A (a)	145	5,371
Robinhood Markets, Inc., Class A (a)	47	597
Roku, Inc., Class A (a)	23	2,102
Shopify, Inc., (Canada), Class A (a)	88	6,845
Snap, Inc., Class A (a)	257	4,356
Uber Technologies, Inc. (a)	2,141	131,807
VeriSign, Inc. (a)	11	2,337
Zillow Group, Inc., Class C (a)	17	961

		1,543,075

Media — 0.8%
Charter Communications, Inc., Class A (a)	15	5,967
Comcast Corp., Class A	664	29,124
FactSet Research Systems, Inc.	4	2,017
Fox Corp., Class A	45	1,328
Fox Corp., Class B	31	844
Liberty Broadband Corp., Class C (a)	20	1,608
Liberty Global Ltd., (Bermuda), Class C (a)	37	693
Liberty Media Corp-Liberty Formula One, Class C (a)	36	2,247
Liberty Media Corp-Liberty SiriusXM (a)	34	982
News Corp., Class A	75	1,847
Paramount Global, Class B	93	1,382
Quebecor, Inc., (Canada), Class B	11	270
Sirius XM Holdings, Inc.	153	836
Thomson Reuters Corp., (Canada)	12	1,702
Walt Disney Co. (The)	302	27,294
Warner Bros Discovery, Inc. (a)	389	4,428

		82,569

Telecommunications — 1.6%
Arista Networks, Inc. (a)	61	14,424
AT&T, Inc.	1,179	19,789
BCE, Inc., (Canada)	5	213
Cisco Systems, Inc.	968	48,913

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	11

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Telecommunications — continued
Corning, Inc.	673	20,483
Juniper Networks, Inc.	83	2,452
Motorola Solutions, Inc.	39	12,170
Rogers Communications, Inc., (Canada), Class B	26	1,214
TELUS Corp., (Canada)	35	623
T-Mobile US, Inc.	85	13,591
Verizon Communications, Inc.	695	26,201

		160,073

Total Communications		1,796,312

Consumer Cyclical — 5.0%
Airlines — 0.0% (g)
Air Canada, (Canada) (a)	13	182
Delta Air Lines, Inc.	18	734
Southwest Airlines Co.	24	697

		1,613

Apparel — 0.2%
Deckers Outdoor Corp. (a)	4	2,482
Gildan Activewear, Inc., (Canada), Class A	13	421
NIKE, Inc., Class B	183	19,814
VF Corp.	67	1,257

		23,974

Auto Manufacturers — 1.3%
Cummins, Inc.	12	2,901
Ford Motor Co.	592	7,212
General Motors Co.	209	7,494
Lucid Group, Inc. (a)	68	287
PACCAR, Inc.	44	4,327
Rivian Automotive, Inc., Class A (a)	97	2,286
Tesla, Inc. (a)	469	116,650

		141,157

Auto Parts & Equipment — 0.1%
Aptiv plc, (Ireland) (a)	45	4,061
BorgWarner, Inc.	41	1,454
Lear Corp.	11	1,498
Magna International, Inc., (Canada)	20	1,174

		8,187

Distribution/Wholesale — 0.2%
Copart, Inc. (a)	65	3,185
Fastenal Co.	50	3,242
Ferguson plc, (United Kingdom)	18	3,409
LKQ Corp.	37	1,752
Pool Corp.	5	2,132
Toromont Industries Ltd., (Canada)	6	524
Watsco, Inc.	3	1,373
WW Grainger, Inc.	4	3,348

		18,965

SECURITY DESCRIPTION	SHARES	VALUE ($)

Entertainment — 0.1%
Caesars Entertainment, Inc. (a)	29	1,359
DraftKings, Inc., Class A (a)	58	2,057
Live Nation Entertainment, Inc. (a)	27	2,563
Vail Resorts, Inc.	7	1,424

		7,403

Home Builders — 0.2%
DR Horton, Inc.	43	6,589
Lennar Corp., Class A	35	5,289
NVR, Inc. (a)	— (h)	3,171
PulteGroup, Inc.	31	3,185

		18,234

Leisure Time — 0.1%
BRP, Inc., (Canada)	3	181
Carnival Corp. (a)	157	2,905
Royal Caribbean Cruises Ltd. (a)	37	4,771

		7,857

Lodging — 0.2%
Hilton Worldwide Holdings, Inc.	40	7,321
Hyatt Hotels Corp., Class A	9	1,155
Las Vegas Sands Corp.	50	2,476
Marriott International, Inc., Class A	38	8,546
MGM Resorts International (a)	48	2,143
Wynn Resorts Ltd.	14	1,255

		22,896

Retail — 2.6%
Alimentation Couche-Tard, Inc., (Canada)	56	3,326
AutoZone, Inc. (a)	3	6,619
Bath & Body Works, Inc.	34	1,476
Best Buy Co., Inc.	32	2,491
Burlington Stores, Inc. (a)	10	1,940
Canadian Tire Corp. Ltd., (Canada), Class A	4	411
CarMax, Inc. (a)	26	2,016
Chipotle Mexican Grill, Inc., Class A (a)	4	9,280
Costco Wholesale Corp.	36	23,952
Darden Restaurants, Inc.	19	3,085
Dick’s Sporting Goods, Inc.	10	1,498
Dollar General Corp.	19	2,647
Dollar Tree, Inc. (a)	19	2,759
Dollarama, Inc., (Canada)	21	1,489
Domino’s Pizza, Inc.	5	1,991
Genuine Parts Co.	23	3,184
Home Depot, Inc. (The)	147	50,901
Lowe’s Cos., Inc.	85	18,845
Lululemon Athletica, Inc., (Canada) (a)	17	8,538
McDonald’s Corp.	108	31,989
O’Reilly Automotive, Inc. (a)	9	8,207
Restaurant Brands International, Inc., (Canada)	21	1,641
Ross Stores, Inc.	48	6,680
Starbucks Corp.	171	16,444

SEE NOTES TO FINANCIAL STATEMENTS.

12	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Retail — continued
Target Corp.	40	5,658
TJX Cos., Inc. (The)	167	15,672
Tractor Supply Co.	15	3,288
Ulta Beauty, Inc. (a)	7	3,259
Walgreens Boots Alliance, Inc.	67	1,753
Walmart, Inc.	123	19,333
Yum! Brands, Inc.	40	5,194

		265,566

Toys/Games/Hobbies — 0.0% (g)
Hasbro, Inc.	25	1,290

Total Consumer Cyclical		517,142

Consumer Non-cyclical — 19.7%
Agriculture — 0.2%
Altria Group, Inc.	147	5,945
Archer-Daniels-Midland Co.	47	3,373
Bunge Global SA	14	1,451
Darling Ingredients, Inc. (a)	12	576
Philip Morris International, Inc.	124	11,630

		22,975

Beverages — 2.3%
Brown-Forman Corp., Class B	87	4,994
Celsius Holdings, Inc. (a)	38	2,045
Coca-Cola Co. (The)	2,063	121,566
Constellation Brands, Inc., Class A	47	11,385
Keurig Dr Pepper, Inc.	315	10,481
Molson Coors Beverage Co., Class B	57	3,513
Monster Beverage Corp. (a)	224	12,900
PepsiCo., Inc.	400	67,938

		234,822

Biotechnology — 1.5%
Alnylam Pharmaceuticals, Inc. (a)	29	5,627
Amgen, Inc.	130	37,469
Biogen, Inc. (a)	36	9,226
BioMarin Pharmaceutical, Inc. (a)	42	4,074
Bio-Rad Laboratories, Inc., Class A (a)	5	1,599
Corteva, Inc.	60	2,872
Gilead Sciences, Inc.	303	24,576
Illumina, Inc. (a)	41	5,698
Incyte Corp. (a)	41	2,590
Moderna, Inc. (a)	82	8,118
Regeneron Pharmaceuticals, Inc. (a)	26	22,726
Royalty Pharma plc, Class A	26	740
United Therapeutics Corp. (a)	11	2,357
Vertex Pharmaceuticals, Inc. (a)	62	25,207

		152,879

Commercial Services — 0.8%
Automatic Data Processing, Inc.	35	8,059
Block, Inc., Class A (a)	57	4,424
Booz Allen Hamilton Holding Corp., Class A	11	1,465

SECURITY DESCRIPTION	SHARES	VALUE ($)

Commercial Services — continued
Cadiz, Inc. (a)	6	18
Cintas Corp.	8	4,729
CoStar Group, Inc. (a)	31	2,689
Element Fleet Management Corp., (Canada)	28	461
Equifax, Inc.	11	2,629
FleetCor Technologies, Inc. (a)	8	2,158
Gartner, Inc. (a)	11	4,826
Global Payments, Inc.	28	3,564
MarketAxess Holdings, Inc.	4	1,218
Moody’s Corp.	17	6,707
Paylocity Holding Corp. (a)	4	617
PayPal Holdings, Inc. (a)	105	6,443
Quanta Services, Inc.	12	2,664
RB Global, Inc.	13	890
Robert Half, Inc.	11	951
Rollins, Inc.	25	1,097
S&P Global, Inc.	33	14,585
Toast, Inc., Class A (a)	33	609
TransUnion	19	1,298
U-Haul Holding Co., Class B	12	820
United Rentals, Inc.	6	3,460
Verisk Analytics, Inc., Class A	12	2,952

		79,333

Cosmetics/Personal Care — 0.4%
Colgate-Palmolive Co.	60	4,801
Estee Lauder Cos., Inc. (The), Class A	20	2,967
Kenvue, Inc.	155	3,341
Procter & Gamble Co. (The)	194	28,447

		39,556

Food — 0.4%
Albertsons Cos., Inc., Class A	34	777
Campbell Soup Co.	21	891
Conagra Brands, Inc.	44	1,263
Empire Co. Ltd., (Canada), Class A	11	281
General Mills, Inc.	50	3,262
George Weston Ltd., (Canada)	5	561
Hershey Co. (The)	11	2,062
Hormel Foods Corp.	26	830
J M Smucker Co. (The)	10	1,229
Kellanova	25	1,412
Kraft Heinz Co. (The)	79	2,933
Kroger Co. (The)	59	2,686
Lamb Weston Holdings, Inc.	11	1,136
Loblaw Cos. Ltd., (Canada)	11	1,112
McCormick & Co., Inc.	19	1,285
Metro, Inc., (Canada)	17	870
Mondelez International, Inc., Class A	114	8,252
Saputo, Inc., (Canada)	19	378
Sysco Corp.	44	3,190
Tyson Foods, Inc., Class A	27	1,454

		35,864

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	13

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Healthcare — Products — 3.6%
Abbott Laboratories	282	31,046
Agilent Technologies, Inc.	74	10,345
Align Technology, Inc. (a)	6	1,552
Avantor, Inc. (a)	162	3,688
Baxter International, Inc.	77	2,966
Bio-Techne Corp.	39	2,996
Boston Scientific Corp. (a)	233	13,468
Cooper Cos., Inc. (The)	3	1,271
Danaher Corp.	370	85,619
Edwards Lifesciences Corp. (a)	96	7,288
Exact Sciences Corp. (a)	41	3,062
GE HealthCare Technologies, Inc.	62	4,829
Hologic, Inc. (a)	38	2,696
IDEXX Laboratories, Inc. (a)	13	7,218
Insulet Corp. (a)	10	2,170
Intuitive Surgical, Inc. (a)	56	19,010
Medtronic plc, (Ireland)	219	18,005
Repligen Corp. (a)	12	2,246
ResMed, Inc.	23	3,934
Revvity, Inc.	33	3,586
STERIS plc	15	3,362
Stryker Corp.	55	16,325
Teleflex, Inc.	7	1,675
Thermo Fisher Scientific, Inc.	191	101,500
Waters Corp. (a)	14	4,672
West Pharmaceutical Services, Inc.	18	6,344
Zimmer Biomet Holdings, Inc.	33	3,992

		364,865

Healthcare — Services — 3.1%
Catalent, Inc. (a)	73	3,260
Centene Corp. (a)	138	10,258
Charles River Laboratories International, Inc. (a)	14	3,343
DaVita, Inc. (a)	5	572
Elevance Health, Inc.	59	27,628
HCA Healthcare, Inc.	16	4,244
Humana, Inc.	31	14,079
IQVIA Holdings, Inc. (a)	46	10,715
Laboratory Corp. of America Holdings	7	1,639
Molina Healthcare, Inc. (a)	14	5,139
Quest Diagnostics, Inc.	8	1,102
UnitedHealth Group, Inc.	449	236,311
Universal Health Services, Inc., Class B	6	860

		319,150

Household Products/Wares — 0.1%
Avery Dennison Corp.	8	1,590
Church & Dwight Co., Inc.	17	1,595
Clorox Co. (The)	11	1,537
Kimberly-Clark Corp.	26	3,109

		7,831

SECURITY DESCRIPTION	SHARES	VALUE ($)

Pharmaceuticals — 7.3%
AbbVie, Inc.	429	66,507
Becton Dickinson & Co.	47	11,427
Bristol-Myers Squibb Co.	862	44,228
Cardinal Health, Inc.	23	2,292
Cencora, Inc.	15	3,029
Cigna Group (The)	25	7,493
CVS Health Corp.	108	8,559
Dexcom, Inc. (a)	62	7,651
Eli Lilly & Co.	335	195,134
Henry Schein, Inc. (a)	9	689
Jazz Pharmaceuticals plc (a)	4	489
Johnson & Johnson	1,012	158,604
McKesson Corp.	12	5,346
Merck & Co., Inc.	1,066	116,242
Neurocrine Biosciences, Inc. (a)	21	2,782
Pfizer, Inc.	2,375	68,384
Viatris, Inc.	528	5,715
Zoetis, Inc., Class A	192	37,902

		742,473

Total Consumer Non-cyclical		1,999,748

Energy — 5.8%
Coal — 0.0% (g)
Teck Resources Ltd., (Canada), Class B	34	1,424

Energy — Alternate Sources — 0.1%
Enphase Energy, Inc. (a)	33	4,354
First Solar, Inc. (a)	25	4,366
Montauk Renewables, Inc. (a)	8	73
NextEra Energy Partners LP	15	446
Spruce Power Holding Corp. (a)	2	8
Sunnova Energy International, Inc. (a)	17	263

		9,510

Oil & Gas — 3.9%
APA Corp.	89	3,195
ARC Resources Ltd., (Canada)	44	656
Canadian Natural Resources Ltd., (Canada)	80	5,221
Cenovus Energy, Inc., (Canada)	104	1,732
Chesapeake Energy Corp.	34	2,652
Chevron Corp.	518	77,291
ConocoPhillips	342	39,727
Coterra Energy, Inc.	221	5,635
Devon Energy Corp.	189	8,559
Diamondback Energy, Inc.	49	7,561
EOG Resources, Inc.	168	20,300
EQT Corp.	110	4,266
Exxon Mobil Corp.	1,140	113,990
Hess Corp.	77	11,127
HF Sinclair Corp.	48	2,679
Imperial Oil Ltd., (Canada)	15	827
Marathon Oil Corp.	172	4,157
Marathon Petroleum Corp.	115	17,047

SEE NOTES TO FINANCIAL STATEMENTS.

14	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Oil & Gas — continued
MEG Energy Corp., (Canada), Class Common S (a)	21	376
Occidental Petroleum Corp.	192	11,446
Ovintiv, Inc.	78	3,416
Parkland Corp., (Canada)	10	335
Phillips 66	128	16,987
Pioneer Natural Resources Co.	68	15,210
Suncor Energy, Inc., (Canada)	95	3,044
Texas Pacific Land Corp.	2	2,601
Tourmaline Oil Corp., (Canada)	24	1,061
Valero Energy Corp.	101	13,158

		394,256

Oil & Gas Services — 1.2%
Baker Hughes Co., Class A	294	10,061
Halliburton Co.	254	9,165
Schlumberger NV	1,956	101,767

		120,993

Pipelines — 0.6%
Cheniere Energy, Inc.	67	11,490
Enbridge, Inc., (Canada)	155	5,592
Keyera Corp., (Canada)	17	408
Kinder Morgan, Inc.	560	9,873
ONEOK, Inc.	164	11,506
Pembina Pipeline Corp., (Canada)	40	1,382
Targa Resources Corp.	59	5,102
TC Energy Corp., (Canada)	75	2,937
Williams Cos., Inc. (The)	340	11,825

		60,115

Total Energy		586,298

Financial — 10.4%
Banks — 3.9%
Bank of America Corp.	4,593	154,633
Bank of Montreal, (Canada)	53	5,212
Bank of New York Mellon Corp. (The)	87	4,511
Bank of Nova Scotia (The), (Canada)	88	4,288
Canadian Imperial Bank of Commerce, (Canada)	68	3,252
Citigroup, Inc.	195	10,030
Citizens Financial Group, Inc.	62	2,069
Fifth Third Bancorp	82	2,843
First Citizens BancShares, Inc., Class A	1	1,859
Goldman Sachs Group, Inc. (The)	34	13,101
Huntington Bancshares, Inc.	179	2,278
KeyCorp.	133	1,909
M&T Bank Corp.	20	2,681
Morgan Stanley	1,305	121,727
National Bank of Canada, (Canada)	25	1,883
Northern Trust Corp.	23	1,937
PNC Financial Services Group, Inc. (The)	42	6,501
Regions Financial Corp.	115	2,228
Royal Bank of Canada, (Canada)	102	10,311

SECURITY DESCRIPTION	SHARES	VALUE ($)

Banks — continued
State Street Corp.	36	2,791
Toronto-Dominion Bank (The), (Canada)	133	8,590
Truist Financial Corp.	143	5,283
US Bancorp	160	6,927
Wells Fargo & Co.	367	18,087

		394,931

Diversified Financial Services — 2.3%
Ally Financial, Inc.	33	1,159
American Express Co.	65	12,125
Ameriprise Financial, Inc.	11	4,153
Apollo Global Management, Inc.	43	3,981
Ares Management Corp., Class A	19	2,261
BlackRock, Inc., Class A	2	1,534
Brookfield Asset Management Ltd., (Canada), Class A	26	1,029
Capital One Financial Corp.	41	5,374
Cboe Global Markets, Inc.	13	2,410
Charles Schwab Corp. (The)	150	10,305
CME Group, Inc., Class A	38	8,042
Coinbase Global, Inc., Class A (a)	18	3,080
Discover Financial Services	29	3,289
Franklin Resources, Inc.	34	1,027
IGM Financial, Inc., (Canada)	6	157
Intercontinental Exchange, Inc.	59	7,600
LPL Financial Holdings, Inc.	9	2,041
Mastercard, Inc., Class A	167	71,081
Nasdaq, Inc.	37	2,137
Raymond James Financial, Inc.	24	2,703
SEI Investments Co.	18	1,138
Synchrony Financial	54	2,043
T Rowe Price Group, Inc.	25	2,653
TMX Group Ltd., (Canada)	20	489
Tradeweb Markets, Inc., Class A	14	1,302
Visa, Inc., Class A	324	84,445

		237,558

Insurance — 2.2%
Aflac, Inc.	62	5,152
Allstate Corp. (The)	29	3,998
American Financial Group, Inc.	8	1,009
American International Group, Inc.	74	4,994
Aon plc, Class A	20	5,940
Arch Capital Group Ltd., (Bermuda) (a)	41	3,059
Arthur J Gallagher & Co.	22	4,991
Assurant, Inc.	6	984
Berkshire Hathaway, Inc., Class B (a)	130	46,478
Brown & Brown, Inc.	27	1,912
Chubb Ltd., (Switzerland)	40	9,138
Cincinnati Financial Corp.	17	1,776
Equitable Holdings, Inc.	38	1,262
Erie Indemnity Co., Class A	3	1,053
Everest Group Ltd., (Bermuda)	5	1,795
Fairfax Financial Holdings Ltd., (Canada)	2	1,438
Fidelity National Financial, Inc.	27	1,381

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	15

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Insurance — continued
Globe Life, Inc.	13	1,611
Great-West Lifeco, Inc., (Canada)	20	674
Hartford Financial Services Group, Inc. (The)	37	2,978
iA Financial Corp., Inc., (Canada)	7	504
Intact Financial Corp., (Canada)	13	2,000
Loews Corp.	25	1,769
Manulife Financial Corp., (Canada)	133	2,935
Markel Group, Inc. (a)	1	1,940
Marsh & McLennan Cos., Inc.	50	9,512
MetLife, Inc.	68	4,512
Power Corp. of Canada, (Canada)	42	1,203
Principal Financial Group, Inc.	29	2,310
Progressive Corp. (The)	486	77,405
Prudential Financial, Inc.	37	3,883
Sun Life Financial, Inc., (Canada)	43	2,224
Travelers Cos., Inc. (The)	25	4,781
Willis Towers Watson plc, (United Kingdom)	10	2,444
WR Berkley Corp.	24	1,707

		220,752

Private Equity — 0.3%
Blackstone, Inc.	114	14,973
Brookfield Corp., (Canada)	102	4,083
Carlyle Group, Inc. (The)	30	1,223
KKR & Co., Inc.	59	4,854
Onex Corp., (Canada)	5	347

		25,480

Real Estate — 0.0% (g)
CBRE Group, Inc., Class A (a)	28	2,589
FirstService Corp., (Canada)	3	473

		3,062

REITS — 1.7%
Alexandria Real Estate Equities, Inc.	15	1,850
American Homes 4 Rent, Class A	23	820
American Tower Corp.	464	100,270
Annaly Capital Management, Inc.	54	1,053
AvalonBay Communities, Inc.	13	2,361
Boston Properties, Inc.	14	974
Camden Property Trust	5	529
Canadian Apartment Properties REIT, (Canada)	6	223
Crown Castle, Inc.	38	4,373
Digital Realty Trust, Inc.	25	3,389
Equinix, Inc.	7	6,023
Equity LifeStyle Properties, Inc.	12	867
Equity Residential	32	1,945
Essex Property Trust, Inc.	5	1,196
Extra Space Storage, Inc.	16	2,641
Gaming and Leisure Properties, Inc.	17	841
Healthpeak Properties, Inc.	54	1,063
Host Hotels & Resorts, Inc.	65	1,260

SECURITY DESCRIPTION	SHARES	VALUE ($)

REITS — continued
Invitation Homes, Inc.	42	1,420
Iron Mountain, Inc.	21	1,489
Kimco Realty Corp.	67	1,419
Mid-America Apartment Communities, Inc.	8	1,042
Prologis, Inc.	73	9,713
Public Storage	12	3,664
Realty Income Corp.	63	3,613
Regency Centers Corp.	11	755
RioCan Real Estate Investment Trust, (Canada)	11	153
SBA Communications Corp., Class A	8	2,025
Simon Property Group, Inc.	29	4,137
Sun Communities, Inc.	9	1,206
UDR, Inc.	23	862
Ventas, Inc.	34	1,719
VICI Properties, Inc., Class A	76	2,415
Welltower, Inc.	41	3,684
Weyerhaeuser Co.	60	2,075
WP Carey, Inc.	19	1,231

		174,300

Total Financial		1,056,083

Industrial — 7.8%
Aerospace/Defense — 0.5%
Boeing Co. (The) (a)	47	12,299
CAE, Inc., (Canada) (a)	23	499
General Dynamics Corp.	20	5,093
HEICO Corp.	2	389
HEICO Corp., Class A	4	549
Howmet Aerospace, Inc.	35	1,899
L3Harris Technologies, Inc.	16	3,412
Lockheed Martin Corp.	19	8,398
Northrop Grumman Corp.	12	5,678
RTX Corp.	121	10,218
TransDigm Group, Inc.	4	4,210

		52,644

Building Materials — 0.2%
Builders FirstSource, Inc. (a)	11	1,886
Carrier Global Corp.	71	4,069
Fortune Brands Innovations, Inc.	14	1,053
Johnson Controls International plc	59	3,374
Lennox International, Inc.	2	980
Martin Marietta Materials, Inc.	6	2,756
Masco Corp.	21	1,396
Owens Corning	9	1,321
Trane Technologies plc, (Ireland)	19	4,715
Vulcan Materials Co.	12	2,618
West Fraser Timber Co. Ltd., (Canada)	4	359

		24,527

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	21	3,438
Eaton Corp. plc	34	8,098
Emerson Electric Co.	48	4,651

		16,187

SEE NOTES TO FINANCIAL STATEMENTS.

16	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Electronics — 1.6%
Allegion plc, (Ireland)	5	608
Amphenol Corp., Class A	489	48,468
Fortive Corp.	30	2,236
Garmin Ltd., (Switzerland)	23	2,939
Honeywell International, Inc.	55	11,513
Hubbell, Inc., Class B	5	1,778
Jabil, Inc.	111	14,101
Keysight Technologies, Inc. (a)	145	23,063
Mettler-Toledo International, Inc. (a)	5	6,460
TE Connectivity Ltd.	260	36,509
Trimble, Inc. (a)	202	10,753

		158,428

Engineering & Construction — 0.1%
AECOM	14	1,257
Jacobs Solutions, Inc.	11	1,460
Stantec, Inc., (Canada)	8	649
Star Group LP	5	56
WSP Global, Inc., (Canada)	9	1,277

		4,699

Environmental Control — 0.2%
GFL Environmental, Inc., (Canada)	17	583
Pentair plc, (United Kingdom)	15	1,095
Pure Cycle Corp. (a)	3	32
Republic Services, Inc., Class A	20	3,230
Veralto Corp.	18	1,441
Waste Connections, Inc., (Canada)	23	3,402
Waste Management, Inc.	34	6,037

		15,820

Hand/Machine Tools — 0.0% (g)
Snap-on, Inc.	5	1,505
Stanley Black & Decker, Inc.	15	1,464

		2,969

Machinery — Construction & Mining — 0.1%
Caterpillar, Inc.	42	12,499
Vertiv Holdings Co., Class A	27	1,294

		13,793

Machinery — Diversified — 0.3%
CNH Industrial NV, (United Kingdom)	92	1,116
Deere & Co.	23	9,246
Dover Corp.	13	1,977
Graco, Inc.	12	1,030
IDEX Corp.	5	1,176
Ingersoll Rand, Inc.	35	2,714
Nordson Corp.	4	955
Otis Worldwide Corp.	35	3,128
Rockwell Automation, Inc.	10	3,066
Toro Co. (The)	12	1,146
Westinghouse Air Brake Technologies Corp.	17	2,136
Xylem, Inc.	21	2,402

		30,092

SECURITY DESCRIPTION	SHARES	VALUE ($)

Miscellaneous Manufacturers — 0.5%
3M Co.	46	5,042
AO Smith Corp.	12	951
Axon Enterprise, Inc. (a)	5	1,332
Carlisle Cos., Inc.	4	1,382
General Electric Co.	90	11,461
Illinois Tool Works, Inc.	25	6,555
Parker-Hannifin Corp.	11	5,054
Teledyne Technologies, Inc. (a)	38	17,168
Textron, Inc.	20	1,626

		50,571

Packaging & Containers — 0.1%
Amcor plc, (United Kingdom)	141	1,356
Ball Corp.	29	1,649
CCL Industries, Inc., (Canada), Class B	11	488
Crown Holdings, Inc.	12	1,069
Packaging Corp. of America	9	1,475
Westrock Co.	29	1,205

		7,242

Shipbuilding — 0.0% (g)
Huntington Ingalls Industries, Inc.	4	1,114

Transportation — 4.1%
Canadian National Railway Co., (Canada)	41	5,119
Canadian Pacific Kansas City Ltd., (Canada)	68	5,386
CH Robinson Worldwide, Inc.	12	1,038
CSX Corp.	4,171	144,609
Expeditors International of Washington, Inc.	14	1,833
FedEx Corp.	20	5,023
JB Hunt Transport Services, Inc.	8	1,606
Knight-Swift Transportation Holdings, Inc., Class A	17	985
Norfolk Southern Corp.	19	4,557
Old Dominion Freight Line, Inc.	8	3,399
TFI International, Inc., (Canada)	6	810
Union Pacific Corp.	50	12,331
United Parcel Service, Inc., Class B	1,478	232,378

		419,074

Total Industrial		797,160

Technology — 29.6%
Computers — 8.2%
Accenture plc, (Ireland), Class A	83	28,992
Apple, Inc.	3,721	716,481
CGI, Inc., (Canada), Class A (a)	15	1,636
Cognizant Technology Solutions Corp., Class A	70	5,268
Crowdstrike Holdings, Inc., Class A (a)	57	14,616
Dell Technologies, Inc., Class C	64	4,889
EPAM Systems, Inc. (a)	8	2,442
Fortinet, Inc. (a)	161	9,418
Hewlett Packard Enterprise Co.	315	5,355

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	17

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Computers — continued
HP, Inc.	216	6,498
International Business Machines Corp.	122	19,887
Leidos Holdings, Inc.	13	1,429
NetApp, Inc.	51	4,521
Seagate Technology Holdings plc	47	3,990
Super Micro Computer, Inc. (a)	11	3,115
Western Digital Corp. (a)	81	4,234
Zscaler, Inc. (a)	22	4,876

		837,647

Office/Business Equipment — 0.1%
Zebra Technologies Corp., Class A (a)	41	11,310

Semiconductors — 8.2%
Advanced Micro Devices, Inc. (a)	406	59,788
Analog Devices, Inc.	125	24,912
Applied Materials, Inc.	211	34,121
Broadcom, Inc.	111	124,429
Entegris, Inc.	36	4,335
Intel Corp.	1,054	52,950
KLA Corp.	34	19,511
Lam Research Corp.	33	26,085
Lattice Semiconductor Corp. (a)	31	2,125
Marvell Technology, Inc.	218	13,125
Microchip Technology, Inc.	138	12,435
Micron Technology, Inc.	279	23,775
Monolithic Power Systems, Inc.	11	6,949
NVIDIA Corp.	619	306,297
NXP Semiconductors NV, (Netherlands)	66	15,058
ON Semiconductor Corp. (a)	107	8,942
Qorvo, Inc. (a)	23	2,564
QUALCOMM, Inc.	281	40,693
Skyworks Solutions, Inc.	41	4,627
Teradyne, Inc.	37	4,038
Texas Instruments, Inc.	227	38,710

		825,469

Software — 13.1%
Adobe, Inc. (a)	113	67,678
Akamai Technologies, Inc. (a)	22	2,642
ANSYS, Inc. (a)	22	7,889
Aspen Technology, Inc. (a)	8	1,739
Atlassian Corp., (Australia), Class A (a)	39	9,322
Autodesk, Inc. (a)	53	13,007
Bentley Systems, Inc., Class B	47	2,443
BILL Holdings, Inc. (a)	23	1,857
Broadridge Financial Solutions, Inc.	11	2,211
Cadence Design Systems, Inc. (a)	68	18,438
Ceridian HCM Holding, Inc. (a)	9	630
Cloudflare, Inc., Class A (a)	37	3,096
Confluent, Inc., Class A (a)	41	957
Constellation Software, Inc., (Canada)	1	3,647
Datadog, Inc., Class A (a)	64	7,813
Descartes Systems Group, Inc. (The), (Canada) (a)	6	520

SECURITY DESCRIPTION	SHARES	VALUE ($)

Software — continued
DocuSign, Inc., Class A (a)	54	3,233
Dropbox, Inc., Class A (a)	60	1,777
Dynatrace, Inc. (a)	64	3,501
Electronic Arts, Inc.	43	5,876
Fair Isaac Corp. (a)	6	7,059
Fidelity National Information Services, Inc.	60	3,623
Fiserv, Inc. (a)	61	8,144
HubSpot, Inc. (a)	12	7,013
Intuit, Inc.	70	43,539
Jack Henry & Associates, Inc.	8	1,336
Manhattan Associates, Inc. (a)	14	3,116
Microsoft Corp.	2,240	842,406
MongoDB, Inc., Class A (a)	9	3,723
MSCI, Inc., Class A	8	4,648
Open Text Corp., (Canada)	20	833
Oracle Corp.	409	43,138
Palantir Technologies, Inc., Class A (a)	463	7,943
Paychex, Inc.	28	3,325
Paycom Software, Inc.	5	963
PTC, Inc. (a)	29	5,051
ROBLOX Corp., Class A (a)	67	3,079
Roper Technologies, Inc.	27	14,558
Salesforce, Inc. (a)	242	63,684
ServiceNow, Inc. (a)	51	35,883
Snowflake, Inc., Class A (a)	38	7,650
Splunk, Inc. (a)	40	6,052
SS&C Technologies Holdings, Inc.	22	1,348
Synopsys, Inc. (a)	38	19,571
Take-Two Interactive Software, Inc. (a)	30	4,775
Twilio, Inc., Class A (a)	24	1,838
Tyler Technologies, Inc. (a)	11	4,423
UiPath, Inc., Class A (a)	91	2,253
Unity Software, Inc. (a)	63	2,567
Veeva Systems, Inc., Class A (a)	11	2,106
Workday, Inc., Class A (a)	52	14,292
Zoom Video Communications, Inc., Class A (a)	59	4,233

		1,332,448

Total Technology		3,006,874

Utilities — 2.4%
Electric — 2.2%
AES Corp. (The)	153	2,946
Algonquin Power & Utilities Corp., (Canada)	48	304
ALLETE, Inc.	9	550
Alliant Energy Corp.	58	2,951
Altus Power, Inc., Class A (a)	10	72
Ameren Corp.	61	4,384
American Electric Power Co., Inc.	125	10,125
Avangrid, Inc.	12	397
Avista Corp.	12	422
Black Hills Corp.	11	570
Brookfield Renewable Corp., Class A	10	287
CenterPoint Energy, Inc.	144	4,108

SEE NOTES TO FINANCIAL STATEMENTS.

18	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Electric — continued
Clearway Energy, Inc., Class A	5	130
Clearway Energy, Inc., Class C	12	337
CMS Energy Corp.	67	3,892
Consolidated Edison, Inc.	85	7,710
Constellation Energy Corp.	78	9,094
Dominion Energy, Inc.	203	9,524
DTE Energy Co.	50	5,549
Duke Energy Corp.	185	17,932
Edison International	96	6,874
Emera, Inc., (Canada)	20	757
Entergy Corp.	52	5,276
Evergy, Inc.	57	2,954
Eversource Energy	85	5,227
Exelon Corp.	243	8,717
FirstEnergy Corp.	125	4,597
Fortis, Inc., (Canada)	36	1,463
Genie Energy Ltd., Class B	3	86
Hawaiian Electric Industries, Inc.	17	242
Hydro One Ltd., (Canada) (e)	24	721
IDACORP, Inc.	8	784
MGE Energy, Inc.	6	411
NextEra Energy, Inc.	486	29,541
Northland Power, Inc., (Canada)	19	339
Northwestern Energy Group, Inc.	10	488
NRG Energy, Inc.	55	2,841
OGE Energy Corp.	32	1,100
Ormat Technologies, Inc.	9	645
Otter Tail Corp.	6	500
PG&E Corp.	500	9,008
Pinnacle West Capital Corp.	18	1,278
PNM Resources, Inc.	13	531
Portland General Electric Co.	16	682
PPL Corp.	167	4,538
Public Service Enterprise Group, Inc.	119	7,277
Sempra	149	11,148
Southern Co. (The)	263	18,433
Unitil Corp.	2	130
Via Renewables, Inc., Class A	1	5
Vistra Corp.	77	2,948
WEC Energy Group, Inc.	73	6,153
Xcel Energy, Inc.	133	8,221

		225,199

Gas — 0.1%
AltaGas Ltd., (Canada)	20	429
Atmos Energy Corp.	34	3,923
Canadian Utilities Ltd., (Canada), Class A	10	233
Chesapeake Utilities Corp.	3	363
National Fuel Gas Co.	14	691
New Jersey Resources Corp.	15	688
NiSource, Inc.	95	2,512
Northwest Natural Holding Co.	6	225
ONE Gas, Inc.	9	555
RGC Resources, Inc.	1	24
Southwest Gas Holdings, Inc.	11	715

SECURITY DESCRIPTION	SHARES		VALUE ($)

Gas — continued
Spire, Inc.		8	515
UGI Corp.		33	813

			11,686

Water — 0.1%
American States Water Co.		6	467
American Water Works Co., Inc.		45	5,962
Artesian Resources Corp., Class A		2	64
California Water Service Group		9	470
Consolidated Water Co. Ltd., (Cayman Islands)		2	87
Essential Utilities, Inc.		54	2,009
Middlesex Water Co.		3	183
SJW Group		5	312
York Water Co. (The)		2	83

			9,637

Total Utilities			246,522

Total Common Stocks (Cost $7,911,123)			10,092,166

	NUMBER OF WARRANTS
Warrant — 0.0%
Technology — 0.0%
Software — 0.0%
Constellation Software, Inc. (Canada), expiring 03/31/2040 (a) (bb) (cc) (Cost $—)		1	—

	PRINCIPAL AMOUNT ($)
Short-Term Investments — 0.9%
Time Deposits — 0.9%
Australia & New Zealand Banking Group Ltd., 4.68%, 01/02/2024		670	670
Citibank NA, 4.68%, 01/02/2024		65,896	65,896
Royal Bank of Canada,
3.79%, 01/02/2024	CAD	1,042	787
4.68%, 01/02/2024		19,562	19,562
Sumitomo Mitsui Banking Corp., 4.68%, 01/02/2024		4,566	4,566
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024		772	772

Total Short-Term Investments (Cost $92,253)			92,253

Total Investments — 100.1% (Cost — $8,003,376)			10,184,419

Liabilities in Excess of Other Assets — (0.1)%			(7,983)

NET ASSETS — 100.0%			$10,176,436

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	19

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
CME Micro E-mini Russell 2000 Index	19	03/2024	USD	195	(—)(h	)
E-mini Consumer Discretionary Select Sector Index	8	03/2024	USD	1,467	(6)
E-mini Consumer Staples Select Sector Index	14	03/2024	USD	1,006	20
E-mini Energy Select Sector Index	28	03/2024	USD	2,414	68
E-mini Financial Select Sector Index	5	03/2024	USD	579	6
E-mini Health Care Select Sector Index	25	03/2024	USD	3,450	31
E-mini Technology Select Sector Index	16	03/2024	USD	3,139	1
E-mini Utilities Select Sector Index	15	03/2024	USD	963	5
Micro E-mini NASDAQ 100 Index	287	03/2024	USD	9,533	238
Micro E-mini S&P 500 Index	130	03/2024	USD	3,079	54
S&P 500 E-mini Index	166	03/2024	USD	38,832	1,174
S&P Toronto Stock Exchange 60 Index	5	03/2024	CAD	927	31

Total unrealized appreciation (depreciation)					1,622

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
CAD	— Canadian Dollar
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2023

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Internet	15.1%

Software	13.1%

Computers	8.2%

Semiconductors	8.1%

Pharmaceuticals	7.3%

Transportation	4.1%

Banks	3.9%

Oil & Gas	3.9%

Healthcare — Products	3.6%

Healthcare — Services	3.1%

Retail	2.6%

Beverages	2.3%

Diversified Financial Services	2.3%

Electric	2.2%

Insurance	2.2%

REITS	1.7%

Electronics	1.6%

Telecommunications	1.6%

Biotechnology	1.5%

Auto Manufacturers	1.4%

Oil & Gas Services	1.2%

Others (Each less than 1.0%)	8.1%

Short-Term Investments	0.9%

SEE NOTES TO FINANCIAL STATEMENTS.

20	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — 98.5%
Australia — 3.2%
Ampol Ltd.	31	757
ANZ Group Holdings Ltd.	393	6,945
APA Group	167	970
Aristocrat Leisure Ltd.	77	2,142
ASX Ltd.	27	1,150
Aurizon Holdings Ltd.	235	609
BHP Group Ltd.	665	22,725
BlueScope Steel Ltd.	58	931
Brambles Ltd.	183	1,697
CAR Group Ltd.	47	1,003
Cochlear Ltd.	9	1,751
Coles Group Ltd.	175	1,921
Commonwealth Bank of Australia	220	16,754
Computershare Ltd.	73	1,210
CSL Ltd.	63	12,374
Dexus	134	702
EBOS Group Ltd.	20	448
Endeavour Group Ltd.	185	659
Fortescue Ltd.	223	4,391
Goodman Group	225	3,867
GPT Group (The)	241	762
IDP Education Ltd.	36	486
IGO Ltd.	90	552
Insurance Australia Group Ltd.	323	1,249
Lottery Corp. Ltd (The)	285	940
Macquarie Group Ltd.	49	6,087
Medibank Pvt Ltd.	360	873
Mineral Resources Ltd.	23	1,103
Mirvac Group	499	710
National Australia Bank Ltd.	410	8,562
Northern Star Resources Ltd.	151	1,399
Orica Ltd.	60	656
Origin Energy Ltd.	227	1,311
Pilbara Minerals Ltd.	378	1,013
Qantas Airways Ltd. (a)	110	402
QBE Insurance Group Ltd.	197	1,999
Ramsay Health Care Ltd.	24	855
REA Group Ltd.	7	854
Reece Ltd.	29	446
Rio Tinto Ltd.	49	4,514
Santos Ltd.	423	2,198
Scentre Group	663	1,350
SEEK Ltd.	47	853
Sonic Healthcare Ltd.	60	1,307
South32 Ltd.	598	1,352
Stockland	302	917
Suncorp Group Ltd.	170	1,614
Telstra Group Ltd.	534	1,444
Transurban Group	404	3,772
Treasury Wine Estates Ltd.	104	764
Vicinity Ltd.	484	672
Washington H Soul Pattinson & Co. Ltd.	32	715
Wesfarmers Ltd.	149	5,793
Westpac Banking Corp.	459	7,165

SECURITY DESCRIPTION	SHARES	VALUE ($)

Australia — continued
WiseTech Global Ltd.	22	1,129
Woodside Energy Group Ltd.	249	5,255
Woolworths Group Ltd.	160	4,062

		158,141

Austria — 0.3%
Erste Group Bank AG	124	5,034
OMV AG	55	2,409
Verbund AG	27	2,510
voestalpine AG	85	2,683

		12,636

Belgium — 2.0%
Ageas SA	103	4,460
Anheuser-Busch InBev SA	1,029	66,439
D’ieteren Group	— (h)	62
Elia Group SA	12	1,471
Groupe Bruxelles Lambert NV	32	2,505
KBC Group NV	90	5,870
Lotus Bakeries NV	— (h)	2,144
Sofina SA	6	1,388
Syensqo SA (a)	41	4,291
UCB SA	43	3,715
Umicore SA	116	3,204
Warehouses De Pauw CVA	3	90

		95,639

Canada — 1.0%
Agnico Eagle Mines Ltd.	12	676
Air Canada (a)	4	62
Algonquin Power & Utilities Corp.	16	104
Alimentation Couche-Tard, Inc.	19	1,134
AltaGas Ltd.	7	147
ARC Resources Ltd.	15	223
Bank of Montreal	18	1,776
Bank of Nova Scotia (The)	30	1,461
Barrick Gold Corp.	44	790
BCE, Inc.	2	70
Brookfield Asset Management Ltd., Class A	9	351
Brookfield Corp.	35	1,392
BRP, Inc.	1	62
CAE, Inc. (a)	8	171
Cameco Corp.	11	465
Canadian Apartment Properties REIT	2	74
Canadian Imperial Bank of Commerce	23	1,108
Canadian National Railway Co.	14	1,744
Canadian Natural Resources Ltd.	27	1,779
Canadian Pacific Kansas City Ltd.	23	1,836
Canadian Tire Corp. Ltd., Class A	1	139
Canadian Utilities Ltd., Class A	3	77
CCL Industries, Inc., Class B	4	167
Cenovus Energy, Inc.	35	590
CGI, Inc. (a)	5	557
Constellation Software, Inc.	1	1,242
Descartes Systems Group, Inc. (The) (a)	2	178

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	21

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Canada — continued
Dollarama, Inc.	7	507
Element Fleet Management Corp.	10	158
Emera, Inc.	7	259
Empire Co. Ltd., Class A	4	96
Enbridge, Inc.	53	1,906
Fairfax Financial Holdings Ltd.	1	490
First Quantum Minerals Ltd.	15	121
FirstService Corp.	1	162
Fortis, Inc.	12	498
Franco-Nevada Corp.	5	530
George Weston Ltd.	2	191
GFL Environmental, Inc.	6	199
Gildan Activewear, Inc., Class A	4	145
Great-West Lifeco, Inc.	7	229
Hydro One Ltd. (e)	8	247
iA Financial Corp., Inc.	3	172
IGM Financial, Inc.	2	54
Imperial Oil Ltd.	5	282
Intact Financial Corp.	4	682
Ivanhoe Mines Ltd., Class A (a)	15	147
Keyera Corp.	6	138
Kinross Gold Corp.	30	184
Loblaw Cos. Ltd.	4	379
Lundin Mining Corp.	16	134
Magna International, Inc.	7	400
Manulife Financial Corp.	45	1,000
MEG Energy Corp. (a)	7	127
Metro, Inc.	6	297
National Bank of Canada	8	642
Northland Power, Inc.	6	115
Nutrien Ltd.	12	694
Onex Corp.	2	118
Open Text Corp.	7	284
Pan American Silver Corp.	9	148
Parkland Corp.	4	114
Pembina Pipeline Corp.	14	471
Power Corp. of Canada	14	410
Quebecor, Inc., Class B	4	92
Restaurant Brands International, Inc.	7	559
RioCan Real Estate Investment Trust	4	52
Rogers Communications, Inc., Class B	9	414
Royal Bank of Canada	35	3,514
Saputo, Inc.	6	128
Shopify, Inc., Class A (a)	30	2,333
Stantec, Inc.	3	221
Sun Life Financial, Inc.	15	758
Suncor Energy, Inc.	32	1,038
TC Energy Corp.	26	1,001
Teck Resources Ltd., Class B	11	485
TELUS Corp.	12	212
TFI International, Inc.	2	277
Thomson Reuters Corp.	4	580
TMX Group Ltd.	7	168
Toromont Industries Ltd.	2	179

SECURITY DESCRIPTION	SHARES	VALUE ($)

Canada — continued
Toronto-Dominion Bank (The)	45	2,928
Tourmaline Oil Corp.	8	362
West Fraser Timber Co. Ltd.	1	122
Wheaton Precious Metals Corp.	11	557
WSP Global, Inc.	3	435

		47,520

Chile — 0.1%
Antofagasta plc	290	6,192

China — 0.0% (g)
Silergy Corp.	46	747

Denmark — 6.2%
AP Moller - Maersk A/S, Class A	1	1,718
AP Moller - Maersk A/S, Class B	2	2,718
Carlsberg A/S, Class B	117	14,643
Chr Hansen Holding A/S	59	4,919
Coloplast A/S, Class B	2	233
Danske Bank A/S	249	6,663
Demant A/S (a)	1	65
DSV A/S	58	10,252
Genmab A/S (a)	22	6,885
Novo Nordisk A/S, Class B	2,119	219,566
Novozymes A/S, Class B	114	6,252
Orsted A/S (e)	76	4,191
Pandora A/S	30	4,200
ROCKWOOL A/S, Class B	3	856
Tryg A/S	224	4,879
Vestas Wind Systems A/S (a)	317	10,018

		298,058

Finland — 1.2%
Elisa OYJ	2	98
Fortum OYJ	179	2,583
Kesko OYJ, Class B	4	80
Kone OYJ, Class B	106	5,315
Metso OYJ	207	2,105
Neste OYJ	6	223
Nokia OYJ	81	275
Nordea Bank Abp	1,157	14,367
Orion OYJ, Class B	36	1,564
Sampo OYJ, Class A	290	12,711
Stora Enso OYJ, Class R	324	4,482
UPM-Kymmene OYJ	297	11,199
Wartsila OYJ Abp	150	2,177

		57,179

France — 13.0%
Accor SA	3	113
Aeroports de Paris SA	11	1,403
Air Liquide SA	291	56,703
Airbus SE	186	28,765
Alstom SA	90	1,215
Amundi SA (e)	22	1,513
Arkema SA	33	3,803

SEE NOTES TO FINANCIAL STATEMENTS.

22	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
France — continued
AXA SA	1,159	37,839
BioMerieux	1	68
BNP Paribas SA	380	26,363
Bollore SE	11	68
Bouygues SA	60	2,278
Bureau Veritas SA	92	2,318
Capgemini SE	2	480
Carrefour SA	9	156
Cie de Saint-Gobain SA	143	10,557
Cie Generale des Etablissements Michelin SCA	10	360
Covivio SA	1	40
Credit Agricole SA	386	5,489
Danone SA	373	24,187
Dassault Aviation SA	6	1,283
Dassault Systemes SE	10	482
Edenred SE	90	5,397
Eiffage SA	23	2,503
Engie SA	734	12,930
EssilorLuxottica SA	4	880
Eurazeo SE	16	1,251
Gecina SA	1	83
Getlink SE	111	2,037
Hermes International SCA	11	24,190
Ipsen SA	13	1,509
Kering SA	27	11,851
Klepierre SA	3	87
La Francaise des Jeux SAEM (e)	2	57
Legrand SA	83	8,623
L’Oreal SA	4	1,781
LVMH Moet Hennessy Louis Vuitton SE	99	80,620
Orange SA	28	315
Pernod Ricard SA	242	42,823
Publicis Groupe SA	3	313
Remy Cointreau SA	27	3,485
Renault SA	3	117
Safran SA	108	18,996
Sanofi SA	384	38,130
Sartorius Stedim Biotech	— (h)	109
Schneider Electric SE	171	34,327
SEB SA	— (h)	46
Societe Generale SA	267	7,100
Sodexo SA	1	144
STMicroelectronics NV	546	27,407
Teleperformance SE	19	2,717
Thales SA	33	4,934
TotalEnergies SE	854	58,102
Unibail-Rodamco-Westfield (a)	2	130
Veolia Environnement SA	272	8,603
Vinci SA	159	20,011
Vivendi SE	10	106
Worldline SA (a) (e)	87	1,512

		628,709

SECURITY DESCRIPTION	SHARES	VALUE ($)

Germany — 12.2%
adidas AG	58	11,831
Allianz SE (Registered)	259	69,227
BASF SE	496	26,727
Bayer AG (Registered)	331	12,290
Bayerische Motoren Werke AG	5	528
Bechtle AG	1	61
Beiersdorf AG	1	224
Brenntag SE	44	4,028
Carl Zeiss Meditec AG	1	65
Commerzbank AG	381	4,528
Continental AG	2	139
Covestro AG (a) (e)	108	6,268
Daimler Truck Holding AG	168	6,308
Delivery Hero SE (a) (e)	3	72
Deutsche Bank AG (Registered)	701	9,564
Deutsche Boerse AG	69	14,141
Deutsche Lufthansa AG (Registered) (a)	188	1,667
Deutsche Post AG	311	15,389
Deutsche Telekom AG (Registered)	48	1,159
E.ON SE	899	12,080
Evonik Industries AG	130	2,647
Fresenius Medical Care AG	3	127
Fresenius SE & Co. KGaA	6	194
GEA Group AG	52	2,144
Hannover Rueck SE	39	9,259
Heidelberg Materials AG	78	6,945
HelloFresh SE (a)	2	36
Henkel AG & Co. KGaA	2	111
Infineon Technologies AG	1,044	43,610
KION Group AG	— (h)	— (h)
Knorr-Bremse AG	23	1,457
LEG Immobilien SE (a)	1	96
Mercedes-Benz Group AG	12	825
Merck KGaA	44	6,933
MTU Aero Engines AG	17	3,669
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	88	36,360
Nemetschek SE	71	6,097
Puma SE	38	2,110
Rational AG	2	1,227
Rheinmetall AG	14	4,352
RWE AG	253	11,514
SAP SE	1,277	196,541
Scout24 SE (e)	1	79
Siemens AG (Registered)	238	44,690
Siemens Energy AG (a)	162	2,142
Siemens Healthineers AG (e)	4	247
Symrise AG, Class A	74	8,112
Talanx AG	41	2,963
Volkswagen AG	— (h)	57
Vonovia SE	11	345
Wacker Chemie AG	10	1,280
Zalando SE (a) (e)	3	79

		592,544

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	23

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Hong Kong — 1.3%
AIA Group Ltd.	1,512	13,160
BOC Hong Kong Holdings Ltd.	503	1,366
Budweiser Brewing Co. APAC Ltd (e)	244	457
CK Asset Holdings Ltd.	260	1,305
CK Hutchison Holdings Ltd.	355	1,905
CK Infrastructure Holdings Ltd.	83	457
CLP Holdings Ltd.	217	1,789
ESR Group Ltd. (e)	298	413
Futu Holdings Ltd., ADR (a)	8	410
Galaxy Entertainment Group Ltd.	295	1,652
Hang Lung Properties Ltd.	248	345
Hang Seng Bank Ltd.	105	1,231
Henderson Land Development Co. Ltd.	191	588
HKT Trust & HKT Ltd.	490	585
Hong Kong & China Gas Co. Ltd.	1,471	1,128
Hong Kong Exchanges & Clearing Ltd.	140	4,809
Hongkong Land Holdings Ltd.	142	493
Jardine Matheson Holdings Ltd.	21	873
Link REIT	340	1,908
MTR Corp. Ltd.	220	852
New World Development Co. Ltd.	209	324
Power Assets Holdings Ltd.	182	1,055
Prudential plc	1,768	19,953
Sino Land Co. Ltd.	496	539
SITC International Holdings Co. Ltd.	185	319
Sun Hung Kai Properties Ltd.	191	2,067
Swire Pacific Ltd., Class A	57	478
Swire Properties Ltd.	163	330
Techtronic Industries Co. Ltd.	180	2,139
WH Group Ltd. (e)	1,106	714
Wharf Holdings Ltd. (The)	140	451
Wharf Real Estate Investment Co. Ltd.	225	761
Xinyi Glass Holdings Ltd.	250	281

		65,137

Ireland — 1.5%
AerCap Holdings NV (a)	63	4,688
AIB Group plc	568	2,432
Bank of Ireland Group plc	382	3,465
CRH plc	393	27,071
DCC plc	31	2,274
Experian plc	288	11,756
Flutter Entertainment plc (a)	3	461
James Hardie Industries plc (a)	58	2,230
Kerry Group plc, Class A	92	7,998
Kingspan Group plc	48	4,186
Smurfit Kappa Group plc	145	5,739

		72,300

Italy — 2.6%
Amplifon SpA	2	64
Assicurazioni Generali SpA	651	13,749
Banco BPM SpA	438	2,321
Bio On Spa (a) (bb) (cc)	1	—

SECURITY DESCRIPTION	SHARES	VALUE ($)

Italy — continued
Davide Campari-Milano NV	619	6,995
DiaSorin SpA	— (h)	34
Enel SpA	3,253	24,202
Eni SpA	881	14,946
Ferrari NV	2	626
FinecoBank Banca Fineco SpA	221	3,320
Infrastrutture Wireless Italiane SpA (e)	5	63
Intesa Sanpaolo SpA	5,616	16,435
Leonardo SpA	91	1,499
Mediobanca Banca di Credito Finanziario SpA	199	2,471
Moncler SpA	74	4,557
Nexi SpA (a) (e)	213	1,749
Poste Italiane SpA (e)	336	3,814
Prysmian SpA	83	3,805
Recordati Industria Chimica e Farmaceutica SpA	35	1,906
Snam SpA	858	4,416
Telecom Italia SpA (a)	148	48
Terna - Rete Elettrica Nazionale	569	4,750
UniCredit SpA	580	15,806

		127,576

Japan — 7.0%
Advantest Corp.	72	2,426
Aeon Co. Ltd.	62	1,372
AGC, Inc.	18	667
Aisin Corp.	14	485
Ajinomoto Co., Inc.	42	1,601
ANA Holdings, Inc. (a)	15	327
Asahi Group Holdings Ltd.	45	1,683
Asahi Intecc Co. Ltd.	20	410
Asahi Kasei Corp.	118	872
Astellas Pharma, Inc.	170	2,018
Azbil Corp.	11	359
Bandai Namco Holdings, Inc.	56	1,120
BayCurrent Consulting, Inc.	12	431
Bridgestone Corp.	54	2,222
Brother Industries Ltd.	22	349
Canon, Inc.	94	2,399
Capcom Co. Ltd.	16	516
Central Japan Railway Co.	68	1,716
Chiba Bank Ltd. (The)	49	356
Chubu Electric Power Co., Inc.	61	788
Chugai Pharmaceutical Co. Ltd.	63	2,372
Concordia Financial Group Ltd.	101	459
Dai Nippon Printing Co. Ltd.	19	558
Daifuku Co. Ltd.	28	573
Dai-ichi Life Holdings, Inc.	88	1,875
Daiichi Sankyo Co. Ltd.	173	4,747
Daikin Industries Ltd.	25	4,007
Daito Trust Construction Co. Ltd.	6	671
Daiwa House Industry Co. Ltd.	56	1,684
Daiwa House REIT Investment Corp., Class A	— (h)	394

SEE NOTES TO FINANCIAL STATEMENTS.

24	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Daiwa Securities Group, Inc.	125	842
Denso Corp.	178	2,666
Dentsu Group, Inc.	19	492
Disco Corp.	9	2,124
East Japan Railway Co.	28	1,635
Eisai Co. Ltd.	24	1,175
ENEOS Holdings, Inc.	269	1,068
FANUC Corp.	89	2,612
Fast Retailing Co. Ltd.	16	4,055
Fuji Electric Co. Ltd.	12	514
FUJIFILM Holdings Corp.	35	2,092
Fujitsu Ltd.	17	2,483
GLP J-Reit	— (h)	430
Hamamatsu Photonics KK	13	542
Hankyu Hanshin Holdings, Inc.	22	690
Hikari Tsushin, Inc.	2	331
Hirose Electric Co. Ltd.	3	339
Hitachi Construction Machinery Co. Ltd.	10	258
Hitachi Ltd.	87	6,251
Honda Motor Co. Ltd.	433	4,468
Hoshizaki Corp.	10	380
Hoya Corp.	33	4,135
Hulic Co. Ltd.	36	379
Ibiden Co. Ltd.	11	590
Idemitsu Kosan Co. Ltd.	90	489
Iida Group Holdings Co. Ltd.	14	215
Inpex Corp.	90	1,210
Isuzu Motors Ltd.	55	708
ITOCHU Corp.	111	4,538
Japan Airlines Co. Ltd.	13	257
Japan Exchange Group, Inc.	47	996
Japan Metropolitan Fund Invest	1	464
Japan Post Bank Co. Ltd.	136	1,388
Japan Post Holdings Co. Ltd.	196	1,745
Japan Post Insurance Co. Ltd.	18	325
Japan Real Estate Investment Corp.	— (h)	496
Japan Tobacco, Inc.	113	2,910
JFE Holdings, Inc.	54	842
JSR Corp.	17	478
Kajima Corp.	39	654
Kansai Electric Power Co., Inc. (The)	66	879
KAO Corp.	44	1,805
Kawasaki Kisen Kaisha Ltd.	13	544
KDDI Corp.	140	4,450
KDX Realty Investment Corp., Class A	— (h)	435
Keisei Electric Railway Co. Ltd.	12	580
Keyence Corp.	18	7,996
Kikkoman Corp.	13	782
Kintetsu Group Holdings Co. Ltd.	17	545
Kirin Holdings Co. Ltd.	73	1,064
Kobe Bussan Co. Ltd.	14	414
Koei Tecmo Holdings Co. Ltd.	11	129
Koito Manufacturing Co. Ltd.	18	275
Komatsu Ltd.	87	2,267

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Konami Group Corp.	9	486
Kose Corp.	3	224
Kubota Corp.	94	1,417
Kyocera Corp.	121	1,759
Kyowa Kirin Co. Ltd.	26	435
Lasertec Corp.	7	1,864
LY Corp.	251	888
M3, Inc.	41	675
Makita Corp.	21	578
Marubeni Corp.	135	2,124
MatsukiyoCocokara & Co.	32	566
Mazda Motor Corp.	53	565
McDonald’s Holdings Co. Japan Ltd.	8	355
MEIJI Holdings Co. Ltd.	22	523
MINEBEA MITSUMI, Inc.	34	690
MISUMI Group, Inc.	26	444
Mitsubishi Chemical Group Corp.	121	740
Mitsubishi Corp.	323	5,152
Mitsubishi Electric Corp.	182	2,567
Mitsubishi Estate Co. Ltd.	106	1,452
Mitsubishi HC Capital, Inc.	75	505
Mitsubishi Heavy Industries Ltd.	30	1,753
Mitsubishi UFJ Financial Group, Inc.	1,071	9,188
Mitsui & Co. Ltd.	121	4,544
Mitsui Chemicals, Inc.	16	464
Mitsui Fudosan Co. Ltd.	83	2,037
Mitsui OSK Lines Ltd.	32	1,033
Mizuho Financial Group, Inc.	226	3,858
MonotaRO Co. Ltd.	23	252
MS&AD Insurance Group Holdings, Inc.	40	1,588
Murata Manufacturing Co. Ltd.	162	3,415
NEC Corp.	23	1,365
Nexon Co. Ltd.	32	577
NIDEC Corp.	39	1,580
Nintendo Co. Ltd.	97	5,068
Nippon Building Fund, Inc.	— (h)	615
NIPPON EXPRESS HOLDINGS, Inc.	7	386
Nippon Paint Holdings Co. Ltd.	90	722
Nippon Prologis REIT, Inc.	— (h)	406
Nippon Sanso Holdings Corp.	16	427
Nippon Steel Corp.	80	1,830
Nippon Telegraph & Telephone Corp.	2,802	3,421
Nippon Yusen KK	46	1,411
Nissan Chemical Corp.	12	456
Nissan Motor Co. Ltd.	218	853
Nissin Foods Holdings Co. Ltd.	19	656
Nitori Holdings Co. Ltd.	8	1,020
Nitto Denko Corp.	14	1,015
Nomura Holdings, Inc.	283	1,276
Nomura Real Estate Holdings, Inc.	10	262
Nomura Real Estate Master Fund, Inc.	— (h)	467
Nomura Research Institute Ltd.	36	1,046
NTT Data Group Corp.	60	841
Obayashi Corp.	61	524

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	25

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Japan — continued
Obic Co. Ltd.	7	1,118
Odakyu Electric Railway Co. Ltd.	29	439
Oji Holdings Corp.	81	313
Olympus Corp.	112	1,618
Omron Corp.	17	768
Ono Pharmaceutical Co. Ltd.	36	642
Open House Group Co. Ltd.	7	213
Oracle Corp. Japan	4	277
Oriental Land Co. Ltd.	102	3,802
ORIX Corp.	110	2,058
Osaka Gas Co. Ltd.	35	724
Otsuka Corp.	11	432
Otsuka Holdings Co. Ltd.	39	1,473
Pan Pacific International Holdings Corp.	36	857
Panasonic Holdings Corp.	207	2,039
Rakuten Group, Inc.	139	621
Recruit Holdings Co. Ltd.	135	5,653
Renesas Electronics Corp. (a)	137	2,455
Resona Holdings, Inc.	199	1,009
Ricoh Co. Ltd.	53	402
Rohm Co. Ltd.	31	596
SBI Holdings, Inc.	23	518
SCSK Corp.	15	297
Secom Co. Ltd.	20	1,410
Seiko Epson Corp.	27	399
Sekisui Chemical Co. Ltd.	36	516
Sekisui House Ltd.	56	1,232
Seven & i Holdings Co. Ltd.	70	2,784
SG Holdings Co. Ltd.	30	426
Sharp Corp	25	174
Shimadzu Corp.	22	613
Shimano, Inc.	7	1,109
Shimizu Corp.	50	330
Shin-Etsu Chemical Co. Ltd.	171	7,143
Shionogi & Co. Ltd.	24	1,174
Shiseido Co. Ltd.	37	1,124
Shizuoka Financial Group, Inc.	44	371
SMC Corp.	5	2,889
SoftBank Corp.	270	3,360
SoftBank Group Corp.	97	4,259
Sompo Holdings, Inc.	28	1,346
Sony Group Corp.	118	11,186
Square Enix Holdings Co. Ltd.	8	298
Subaru Corp.	57	1,047
SUMCO Corp.	33	498
Sumitomo Chemical Co. Ltd.	132	320
Sumitomo Corp.	97	2,115
Sumitomo Electric Industries Ltd.	67	855
Sumitomo Metal Mining Co. Ltd.	23	695
Sumitomo Mitsui Financial Group, Inc.	119	5,795
Sumitomo Mitsui Trust Holdings, Inc.	61	1,172
Sumitomo Realty & Development Co. Ltd.	27	800
Suntory Beverage & Food Ltd.	13	431
Suzuki Motor Corp.	35	1,483

SECURITY DESCRIPTION	SHARES	VALUE ($)

Japan — continued
Sysmex Corp.	16	884
T&D Holdings, Inc.	46	735
Taisei Corp.	16	543
Takeda Pharmaceutical Co. Ltd.	148	4,256
TDK Corp.	37	1,731
Terumo Corp.	63	2,060
TIS, Inc.	20	446
Tobu Railway Co. Ltd.	18	469
Toho Co. Ltd.	11	358
Tokio Marine Holdings, Inc.	169	4,208
Tokyo Electric Power Co. Holdings, Inc. (a)	141	739
Tokyo Electron Ltd.	44	7,856
Tokyo Gas Co. Ltd.	35	801
Tokyu Corp.	47	569
TOPPAN Holdings, Inc.	23	638
Toray Industries, Inc.	129	666
Tosoh Corp.	25	314
TOTO Ltd.	13	331
Toyota Industries Corp.	14	1,130
Toyota Motor Corp.	994	18,217
Toyota Tsusho Corp.	20	1,179
Trend Micro, Inc.	12	662
Unicharm Corp.	38	1,360
USS Co. Ltd.	19	389
West Japan Railway Co.	20	850
Yakult Honsha Co. Ltd.	24	539
Yamaha Corp.	13	293
Yamaha Motor Co. Ltd.	83	737
Yamato Holdings Co. Ltd.	25	452
Yaskawa Electric Corp.	23	945
Yokogawa Electric Corp.	21	405
Zensho Holdings Co. Ltd.	9	450
ZOZO, Inc.	14	305

		339,448

Jordan — 0.0% (g)
Hikma Pharmaceuticals plc	56	1,274

Luxembourg — 0.2%
ArcelorMittal SA	376	10,664
Eurofins Scientific SE	2	131
Tenaris SA	7	122

		10,917

Macau — 0.0% (g)
Sands China Ltd. (a)	318	931

Netherlands — 8.4%
ABN AMRO Bank NV, CVA GDR (e)	172	2,587
Adyen NV (a) (e)	8	10,133
Aegon Ltd.	1,043	6,064
Akzo Nobel NV	95	7,855
Argenx SE (a)	1	335
ASM International NV	37	19,423
ASML Holding NV	322	243,225

SEE NOTES TO FINANCIAL STATEMENTS.

26	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Netherlands — continued
ASR Nederland NV	102	4,809
BE Semiconductor Industries NV	62	9,304
Euronext NV (e)	31	2,690
EXOR NV	34	3,386
Heineken Holding NV	154	13,005
Heineken NV	341	34,677
IMCD NV	18	3,106
ING Groep NV	1,308	19,613
JDE Peet’s NV	57	1,521
Koninklijke Ahold Delhaize NV	14	415
Koninklijke KPN NV	52	179
Koninklijke Philips NV	12	271
NN Group NV	174	6,872
OCI NV	59	1,700
Prosus NV (a)	22	648
QIAGEN NV (a)	3	147
Randstad NV	35	2,183
Stellantis NV	33	769
Universal Music Group NV	12	343
Wolters Kluwer NV	78	11,088

		406,348

New Zealand — 0.1%
Auckland International Airport Ltd.	170	948
Fisher & Paykel Healthcare Corp. Ltd.	77	1,154
Mercury NZ Ltd.	92	383
Meridian Energy Ltd.	171	599
Spark New Zealand Ltd.	244	798
Xero Ltd. (a)	19	1,449

		5,331

Norway — 0.9%
Adevinta ASA, Class B (a)	5	57
Aker BP ASA	5	136
DNB Bank ASA	335	7,113
Equinor ASA	336	10,649
Gjensidige Forsikring ASA	128	2,371
Kongsberg Gruppen ASA	29	1,322
Mowi ASA	270	4,828
Norsk Hydro ASA	974	6,549
Orkla ASA	406	3,154
Salmar ASA	42	2,354
Telenor ASA	9	107
Yara International ASA	92	3,271

		41,911

Portugal — 0.2%
EDP - Energias de Portugal SA	1,273	6,405
Galp Energia SGPS SA	170	2,499
Jeronimo Martins SGPS SA	4	107

		9,011

Singapore — 0.6%
CapitaLand Ascendas REIT	489	1,121
CapitaLand Integrated Commercial Trust	696	1,085
CapitaLand Investment Ltd.	343	820

SECURITY DESCRIPTION	SHARES	VALUE ($)

Singapore — continued
City Developments Ltd.	61	308
DBS Group Holdings Ltd.	238	6,006
Genting Singapore Ltd.	806	611
Grab Holdings Ltd., Class A (a)	256	861
Jardine Cycle & Carriage Ltd.	12	277
Keppel Corp. Ltd.	192	1,027
Mapletree Logistics Trust	448	590
Mapletree Pan Asia Commercial Trust	302	359
Oversea-Chinese Banking Corp. Ltd.	444	4,369
Sea Ltd., ADR (a)	48	1,954
Seatrium Ltd. (a)	5,850	522
Sembcorp Industries Ltd.	120	484
Singapore Airlines Ltd.	196	975
Singapore Exchange Ltd.	106	789
Singapore Technologies Engineering Ltd.	199	585
Singapore Telecommunications Ltd.	1,089	2,038
United Overseas Bank Ltd.	166	3,579
UOL Group Ltd.	63	300
Wilmar International Ltd.	260	702

		29,362

Spain — 2.4%
Acciona SA	10	1,499
ACS Actividades de Construccion y Servicios SA	67	2,959
Aena SME SA (e)	24	4,299
Amadeus IT Group SA	7	479
Banco Bilbao Vizcaya Argentaria SA	2,156	19,652
Banco Santander SA	5,849	24,466
CaixaBank SA	1,491	6,140
Cellnex Telecom SA (e)	8	329
Corp. ACCIONA Energias Renovables SA	27	847
EDP Renovaveis SA	122	2,493
Enagas SA	62	1,039
Endesa SA	137	2,800
Ferrovial SE	162	5,903
Grifols SA (a)	4	76
Iberdrola SA	2,431	31,890
Industria de Diseno Textil SA	16	712
Naturgy Energy Group SA	57	1,706
Redeia Corp. SA	126	2,071
Repsol SA	477	7,080
Telefonica SA	72	283

		116,723

Sweden — 2.9%
Alfa Laval AB	91	3,645
Assa Abloy AB, Class B	313	9,039
Atlas Copco AB, Class A	843	14,546
Atlas Copco AB, Class B	486	7,228
Beijer Ref AB, Class B	120	1,613
Boliden AB	201	6,284
Epiroc AB, Class A	207	4,171
Epiroc AB, Class B	120	2,114
EQT AB	129	3,639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	27

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
Sweden — continued
Essity AB, Class B	9	224
Evolution AB (e)	3	328
Fastighets AB Balder, Class B (a)	10	69
Getinge AB, Class B	3	76
H & M Hennes & Mauritz AB, Class B	10	168
Hexagon AB, Class B	31	375
Holmen AB, Class B	42	1,792
Husqvarna AB, Class B	109	901
Industrivarden AB, Class A	47	1,536
Industrivarden AB, Class C	53	1,726
Indutrade AB	86	2,239
Investment AB Latour, Class B	46	1,202
Investor AB, Class B	626	14,504
L E Lundbergforetagen AB, Class B	27	1,496
Lifco AB, Class B	72	1,782
Nibe Industrier AB, Class B	475	3,336
Saab AB, Class B	25	1,526
Sagax AB, Class B	3	81
Sandvik AB	334	7,249
Securitas AB, Class B	156	1,538
Skandinaviska Enskilda Banken AB, Class A	574	7,935
Skanska AB, Class B	107	1,952
SKF AB, Class B	107	2,158
Svenska Cellulosa AB SCA, Class B	337	5,049
Svenska Handelsbanken AB, Class A	527	5,729
Swedbank AB, Class A	307	6,204
Swedish Orphan Biovitrum AB (a)	3	76
Tele2 AB, Class B	8	68
Telefonaktiebolaget LM Ericsson, Class B	43	274
Telia Co. AB	35	89
Volvo AB, Class A	62	1,631
Volvo AB, Class B	475	12,344
Volvo Car AB, Class B (a)	9	29

		137,965

Switzerland — 15.2%
ABB Ltd. (Registered)	501	22,252
Adecco Group AG (Registered)	51	2,485
Alcon, Inc.	7	581
Avolta AG (a)	1	57
Bachem Holding AG, Class B	1	39
Baloise Holding AG (Registered)	29	4,611
Banque Cantonale Vaudoise (Registered)	11	1,404
Barry Callebaut AG (Registered)	2	3,770
BKW AG	8	1,503
Chocoladefabriken Lindt & Spruengli AG	1	7,142
Chocoladefabriken Lindt & Spruengli AG (Registered)	— (h)	8,735
Cie Financiere Richemont SA, Class A (Registered)	188	25,906
Clariant AG (Registered) (a)	120	1,773
Coca-Cola HBC AG (a)	262	7,689
DSM-Firmenich AG	103	10,521

SECURITY DESCRIPTION	SHARES	VALUE ($)

Switzerland — continued
EMS-Chemie Holding AG (Registered)	4	3,163
Geberit AG (Registered)	10	6,711
Givaudan SA (Registered)	5	21,298
Glencore plc	7,687	46,209
Helvetia Holding AG (Registered)	24	3,287
Holcim AG (a)	290	22,764
Julius Baer Group Ltd.	74	4,176
Kuehne + Nagel International AG (Registered)	17	5,892
Logitech International SA (Registered)	2	232
Lonza Group AG (Registered)	1	470
Nestle SA (Registered)	1,670	193,586
Novartis AG (Registered)	691	69,793
Partners Group Holding AG	8	11,863
Roche Holding AG	248	72,202
Sandoz Group AG (a)	138	4,440
Schindler Holding AG	13	3,204
Schindler Holding AG (Registered)	7	1,723
SGS SA (Registered)	47	4,048
SIG Group AG (a)	170	3,917
Sika AG (Registered)	85	27,643
Sonova Holding AG (Registered)	1	243
Straumann Holding AG (Registered)	2	267
Swatch Group AG (The)	10	2,829
Swatch Group AG (The) (Registered)	19	985
Swiss Life Holding AG (Registered)	19	13,175
Swiss Prime Site AG (Registered)	1	122
Swiss Re AG	194	21,802
Swisscom AG (Registered)	— (h)	231
Temenos AG (Registered)	1	88
UBS Group AG (Registered)	1,188	36,914
VAT Group AG (e)	8	4,255
Zurich Insurance Group AG	94	49,145

		735,145

Taiwan — 1.8%
Alchip Technologies Ltd.	11	1,120
ASE Technology Holding Co. Ltd.	431	1,889
eMemory Technology, Inc.	9	716
Global Unichip Corp.	13	735
Globalwafers Co. Ltd.	31	592
MediaTek, Inc.	215	7,099
Nanya Technology Corp.	174	441
Novatek Microelectronics Corp.	81	1,362
Powerchip Semiconductor Manufacturing Corp.	431	413
Realtek Semiconductor Corp.	68	1,043
Taiwan Semiconductor Manufacturing Co. Ltd.	3,483	66,774
United Microelectronics Corp.	1,591	2,711
Vanguard International Semiconductor Corp.	127	337
Winbond Electronics Corp.	443	438

		85,670

SEE NOTES TO FINANCIAL STATEMENTS.

28	SIX CIRCLES TRUST	DECEMBER 31, 2023

SECURITY DESCRIPTION	SHARES	VALUE ($)
Common Stocks — continued
United Arab Emirates — 0.0%
NMC Health plc (a) (bb) (cc)	16	—

United Kingdom — 14.2%
3i Group plc	352	10,823
abrdn plc	682	1,549
Admiral Group plc	167	5,717
Anglo American plc	933	23,351
Ashtead Group plc	137	9,538
Associated British Foods plc	199	6,012
AstraZeneca plc	522	70,472
Auto Trader Group plc (e)	14	125
Aviva plc	1,759	9,732
BAE Systems plc	957	13,539
Barclays plc	5,460	10,692
Barratt Developments plc	14	104
Berkeley Group Holdings plc	2	94
BP plc	6,363	37,720
British American Tobacco plc	32	925
BT Group plc, Class A	96	151
Bunzl plc	106	4,299
Burberry Group plc	131	2,356
Centrica plc	81	146
Coca-Cola Europacific Partners plc	245	16,330
Compass Group plc	25	696
Croda International plc	78	4,995
Diageo plc	2,664	96,684
Endeavour Mining plc	136	3,034
Entain plc	9	119
GSK plc	1,380	25,496
Haleon plc	82	334
Halma plc	6	163
Hargreaves Lansdown plc	129	1,202
HSBC Holdings plc	7,041	56,964
Imperial Brands plc	13	290
Informa plc	21	204
InterContinental Hotels Group plc	2	218
Intertek Group plc	50	2,712
J Sainsbury plc	25	95
JD Sports Fashion plc	38	81
Kingfisher plc	28	87
Land Securities Group plc	10	94
Legal & General Group plc	3,839	12,270
Lloyds Banking Group plc	22,956	13,923
London Stock Exchange Group plc	151	17,791
M&G plc	810	2,294
Melrose Industries plc	421	3,046
Mondi plc	270	5,282
National Grid plc	55	744
NatWest Group plc	2,081	5,797
Next plc	2	182
Ocado Group plc (a)	9	83
Pearson plc	9	116
Persimmon plc	5	84
Phoenix Group Holdings plc	482	3,285
Reckitt Benckiser Group plc	11	738

SECURITY DESCRIPTION	SHARES	VALUE ($)

United Kingdom — continued
RELX plc	592	23,476
Rentokil Initial plc	791	4,456
Rio Tinto plc	827	61,508
Rolls-Royce Holdings plc (a)	2,642	10,078
Sage Group plc (The)	15	227
Schroders plc	291	1,593
Segro plc	17	195
Severn Trent plc	4	131
Shell plc	2,467	80,758
Smith & Nephew plc	13	178
Smiths Group plc	108	2,433
Spirax-Sarco Engineering plc	23	3,058
SSE plc	16	381
St James’s Place plc	198	1,725
Standard Chartered plc	828	7,025
Taylor Wimpey plc	52	98
Tesco plc	105	390
Unilever plc	37	1,795
United Utilities Group plc	10	137
Vodafone Group plc	339	296
Whitbread plc	3	133
Wise plc, Class A (a)	222	2,471
WPP plc	16	152

		685,472

United States — 0.0% (g)
Brookfield Renewable Corp., Class A	3	98
Parade Technologies Ltd.	11	429
RB Global, Inc.	5	303

		830

Total Common Stocks (Cost $4,028,831)		4,768,716

Preferred Stocks — 0.0% (g)
Germany — 0.0% (g)
Bayerische Motoren Werke AG	1	87
Dr Ing hc F Porsche AG (e)	2	153
Henkel AG & Co. KGaA	3	202
Porsche Automobil Holding SE	2	116
Sartorius AG	— (h)	143
Volkswagen AG	3	381

Total Preferred Stocks (Cost $979)		1,082

	NUMBER OF WARRANTS
Warrant — 0.0%
Canada — 0.0%
Constellation Software, Inc. (Canada), expiring 03/31/2040 (a) (bb) (cc) (Cost $ —)	— (h)	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	29

Six Circles Managed Equity Portfolio International Unconstrained Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

	PRINCIPAL AMOUNT ($)		VALUE ($)
Short-Term Investments — 1.6%
Time Deposits — 1.6%
Australia & New Zealand Banking Group Ltd.,
2.77%, 01/02/2024	AUD	2,193	1,494
3.06%, 01/03/2024	NZD	65	41
4.68%, 01/02/2024		898	898
BNP Paribas SA, 0.55%, 01/03/2024	CHF	3,035	3,609
Brown Brothers Harriman,
0.55%, 01/03/2024	CHF	1,076	1,279
2.13%, 01/02/2024	DKK	9,606	1,423
2.45%, 01/02/2024	SGD	323	245
3.19%, 01/02/2024	NOK	1,753	172
4.16%, 01/02/2024	GBP	5,186	6,611
4.25%, 01/02/2024	HKD	3,266	418
Citibank NA,
2.71%, 01/02/2024	EUR	1,547	1,708
4.68%, 01/02/2024		16,453	16,453

	PRINCIPAL AMOUNT ($)		VALUE ($)
Royal Bank of Canada,
2.71%, 01/02/2024	EUR	15,696	17,327
3.79%, 01/02/2024	CAD	862	651
4.16%, 01/02/2024	GBP	3,796	4,838
4.68%, 01/02/2024		9,483	9,483
Skandinaviska Enskilda Banken AB, (1.49%), 01/02/2024	SEK	2,708	269
Sumitomo Mitsui Banking Corp.,
(0.34%), 01/04/2024	JPY	557,483	3,954
4.68%, 01/02/2024		2,820	2,820
Sumitomo Mitsui Trust Bank Ltd., 4.68%, 01/02/2024		5,744	5,744

Total Short-Term Investments (Cost $79,437)			79,437

Total Investments — 100.1% (Cost — $4,109,247)			4,849,235

Liabilities in Excess of Other Assets — (0.1)%			(6,948)

NET ASSETS — 100.0%			$4,842,287

Percentages indicated are based on net assets.

Futures contracts outstanding as of December 31, 2023:
Exchange Traded
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
ASX SPI 200 Index	8	03/2024	AUD	1,013	20
Euro STOXX 50 Index	581	03/2024	EUR	29,232	(93)
FTSE 100 Index	88	03/2024	GBP	8,641	60
S&P Toronto Stock Exchange 60 Index	2	03/2024	CAD	384	(—)(h	)
SGX MSCI Singapore Index	24	01/2024	SGD	508	15
TOPIX Index	13	03/2024	JPY	2,169	12
SGX FTSE Taiwan Index	8	01/2024	USD	488	8

Total unrealized appreciation (depreciation)					22

Forward foreign currency exchange contracts outstanding as of December 31, 2023:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	812	EUR	874	BNP Paribas	01/05/2024	—	(h)
CHF	102	EUR	110	Morgan Stanley & Co.	01/05/2024	—	(h)

Total unrealized appreciation						—	(h)

EUR	110	CHF	102	Morgan Stanley & Co.	01/03/2024	(—	)(h)
EUR	874	CHF	812	BNP Paribas	01/04/2024	(—	)(h)
EUR	1,433	CHF	1,341	Goldman Sachs International	01/05/2024	(14)
EUR	4	USD	4	BNP Paribas	01/05/2024	(—	)(h)
EUR	14	USD	16	Citibank, NA	01/05/2024	(—	)(h)
EUR	432	USD	480	Deutsche Bank AG	01/05/2024	(3)
EUR	271	USD	300	Morgan Stanley & Co.	01/05/2024	(1)

Total unrealized depreciation						(18)

Net unrealized appreciation (depreciation)						(18)

SEE NOTES TO FINANCIAL STATEMENTS.

30	SIX CIRCLES TRUST	DECEMBER 31, 2023

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2023

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
CVA	— Dutch Certification
OYJ	— Public Limited Company
REIT	— Real Estate Investment Trust
(a)	— Non-income producing security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500 shares or principal/ $500.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Security is valued in good faith at fair value by or under the direction of the Board of Trustees.
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong dollar
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Summary of Investments by Industry, December 31, 2023

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	11.3%
Banks	9.5%
Semiconductors	9.2%
Insurance	8.1%
Beverages	6.4%
Food	5.7%
Oil & Gas	4.8%
Software	4.3%
Chemicals	4.1%
Mining	3.9%
Electric	2.8%
Apparel	2.7%
Building Materials	2.6%
Commercial Services	2.1%
Aerospace/Defense	1.9%
Diversified Financial Services	1.3%
Retail	1.3%
Transportation	1.2%
Miscellaneous Manufacturers	1.2%
Machinery — Diversified	1.1%
Auto Manufacturers	1.1%
Others (Each less than 1.0%)	11.8%
Short-Term Investments	1.6%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2023

(Amounts in thousands)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$10,184,419
Deposits at broker for futures contracts	3,702
Prepaid expenses	21
Receivables:
Fund shares sold	11,789
Interest and dividends from non-affiliates	7,140
Tax reclaims	48

Total Assets	10,207,119

LIABILITIES:
Payables:
Due to custodian—cash	4
Investment securities purchased	28,470
Fund shares redeemed	852
Variation margin on futures contracts	171
Accrued liabilities:
Investment advisory fees	642
Administration fees	99
Custodian and accounting fees	156
Trustees’ fees	2
Registration and filing fees	133
Other	154

Total Liabilities	30,683

Commitments and contingent liabilities*	—

Net Assets	$10,176,436

NET ASSETS:
Paid-in capital	$8,663,027
Total distributable earnings (loss)	1,513,409

Total Net Assets	$10,176,436

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	607,981
Net Asset Value, offering and redemption price per share (a):	$16.74
Cost of investments in non-affiliates	$8,003,376

*	See Note 3.
(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

32	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles Managed Equity Portfolio International Unconstrained Fund
ASSETS:
Investments in non-affiliates, at value	$4,849,235
Deposits at broker for futures contracts	3,579
Prepaid expenses	5
Receivables:
Investment securities sold	1,036
Fund shares sold	6,161
Interest and dividends from non-affiliates	1,847
Tax reclaims	18,197
Variation margin on futures contracts	41
Unrealized appreciation on forward foreign currency exchange contracts	—	(a)

Total Assets	4,880,101

LIABILITIES:
Payables:
Due to custodian—cash	51
Due to custodian—foreign currency	1
Deposits from broker for futures contracts	89
Investment securities purchased	36,151
Fund shares redeemed	429
Unrealized depreciation on forward foreign currency exchange contracts	18
Accrued liabilities:
Investment advisory fees	383
Administration fees	71
Custodian and accounting fees	437
Trustees’ fees	3
Registration and filing fees	67
Other	114

Total Liabilities	37,814

Commitments and contingent liabilities*	—

Net Assets	$4,842,287

NET ASSETS:
Paid-in capital	$4,331,740
Total distributable earnings (loss)	510,547

Total Net Assets	$4,842,287

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):	375,121
Net Asset Value, offering and redemption price per share (b):	$12.91
Cost of investments in non-affiliates	$4,109,247

*	See Note 3.
(a)	Amount rounds to less than $500.
(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(Amounts in thousands)

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,343
Dividend income from non-affiliates	120,105
Foreign taxes withheld	(388)

Total investment income	123,060

EXPENSES:
Investment advisory fees	19,910
Administration fees	397
Custodian and accounting fees	600
Professional fees	157
Trustees’ fees	195
Printing and mailing costs	71
Registration and filing fees	273
Transfer agency fees	27
Interest expense	51
Other	209

Total expenses	21,890

Less advisory fees waived	(16,743)

Net expenses	5,147

Net investment income (loss)	117,913

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	(159,296)
Futures contracts	7,924
Foreign currency transactions	(14)

Net realized gain (loss)	(151,386)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,046,587
Futures contracts	2,672
Foreign currency translations	7

Change in net unrealized appreciation (depreciation)	2,049,266

Net realized/unrealized gains (losses)	1,897,880

Change in net assets resulting from operations	$2,015,793

SEE NOTES TO FINANCIAL STATEMENTS.

34	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio International Unconstrained Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,209
Dividend income from non-affiliates	120,114
Foreign taxes withheld	(12,506)
Other Income	3

Total investment income	108,820

EXPENSES:
Investment advisory fees	9,967
Administration fees	284
Custodian and accounting fees	1,510
Professional fees	113
Trustees’ fees	108
Printing and mailing costs	36
Registration and filing fees	129
Transfer agency fees	27
Interest expense	75
Other	120

Total expenses	12,369

Less advisory fees waived	(7,972)

Net expenses	4,397

Net investment income (loss)	104,423

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Investments in non-affiliates	45,342
Futures contracts	1,119
Foreign currency transactions	191
Forward foreign currency exchange contracts	(782)

Net realized gain (loss)	45,870

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	552,606
Futures contracts	365
Foreign currency translations	1,117
Forward foreign currency exchange contracts	(18)

Change in net unrealized appreciation (depreciation)	554,070

Net realized/unrealized gains (losses)	599,940

Change in net assets resulting from operations	$704,363

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$117,913	$85,308
Net realized gain (loss)	(151,386)	(488,719)
Change in net unrealized appreciation (depreciation)	2,049,266	(1,017,025)

Change in net assets resulting from operations	2,015,793	(1,420,436)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(116,174)	(92,320)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,075,795	2,600,643

NET ASSETS:
Change in net assets	3,975,414	1,087,887
Beginning of year	6,201,022	5,113,135

End of year	$10,176,436	$6,201,022

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$3,148,212	$4,805,910
Distributions reinvested	115,902	92,177
Cost of shares redeemed	(1,188,319)	(2,297,444)

Total change in net assets resulting from capital transactions	$2,075,795	$2,600,643

SHARE TRANSACTIONS:
Issued	208,518	324,608
Reinvested	7,003	6,915
Redeemed	(80,124)	(165,040)

Change in Shares	135,397	166,483

SEE NOTES TO FINANCIAL STATEMENTS.

36	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Six Circles Managed Equity Portfolio International Unconstrained Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$104,423	$92,922
Net realized gain (loss)	45,870	(240,470)
Change in net unrealized appreciation (depreciation)	554,070	(273,180)

Change in net assets resulting from operations	704,363	(420,728)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(106,662)	(94,370)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,052,919	716,277

NET ASSETS:
Change in net assets	1,650,620	201,179
Beginning of year	3,191,667	2,990,488

End of year	$4,842,287	$3,191,667

CAPITAL TRANSACTIONS:
Proceeds from shares issued	$1,550,854	$1,931,031
Distributions reinvested	106,479	94,213
Cost of shares redeemed	(604,414)	(1,308,967)

Total change in net assets resulting from capital transactions	$1,052,919	$716,277

SHARE TRANSACTIONS:
Issued	125,609	171,535
Reinvested	8,364	8,526
Redeemed	(49,014)	(120,867)

Change in Shares	84,959	59,194

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Year Ended December 31, 2023	$13.12	$0.22	$3.59	$3.81	$(0.19)	$—	$(0.19)
Year Ended December 31, 2022	16.70	0.20	(3.58)	(3.38)	(0.18)	(0.02)	(0.20)
Year Ended December 31, 2021	13.74	0.19	3.46	3.65	(0.15)	(0.54)	(0.69)
Year Ended December 31, 2020	11.00	0.21	2.99	3.20	(0.20)	(0.26)	(0.46)
Period Ended December 31, 2019*	10.00	0.14	1.05	1.19	(0.12)	(0.07)	(0.19)

*	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

38	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$16.74	29.09%	$10,176,436	0.06%	1.48%	0.27%	32.74%
13.12	(20.26)	6,201,022	0.07	1.38	0.28	49.13
16.70	26.68	5,113,135	0.07	1.19	0.28	26.74
13.74	29.09	2,081,512	0.09	1.79	0.30	54.88
11.00	11.90	1,420,625	0.11	1.94	0.33	44.20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance:
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments and foreign currency transactions	Total from investment operations	Net investment income	Net realized gain	Total distributions

Six Circles Managed Equity Portfolio International Unconstrained Fund
Year Ended December 31, 2023	$11.00	$0.32		$1.88	$2.20	$(0.29)	$—	$(0.29)
Year Ended December 31, 2022	12.95	0.34		(1.96)	(1.62)	(0.33)	—	(0.33)
Year Ended December 31, 2021	11.03	0.34	(g)	1.83	2.17	(0.25)	—	(0.25)
Year Ended December 31, 2020	10.28	0.21		0.74	0.95	(0.20)	—	(0.20)
Period Ended December 31, 2019*	10.00	0.20		0.24	0.44	(0.16)	—	(0.16)

*	Six Circles Managed Equity Portfolio International Unconstrained Fund was launched on April 10, 2019.
(a)	Certain expenses incurred by the Fund were not annualized for the period.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Includes interest expense, which was 0.006% for the year ended December 31, 2022.
(g)	Includes income recognized from non-cash dividends which amounted to $0.02 per share and 0.134% of average net assets for the year ended December 31, 2021.
(h)	Includes interest expense, which was 0.009% for the year ended December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

40	SIX CIRCLES TRUST	DECEMBER 31, 2023

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (c)(d)	Net assets, end of period (000’s)	Net expenses, with interest expense		Net expenses, without interest expense	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$12.91	20.05%	$4,842,287	0.11	%(e)	0.11%	2.62%		0.31%	42.84%
11.00	(12.54)	3,191,667	0.14	(f)	0.13	3.08		0.34	81.90
12.95	19.76	2,990,488	0.12	(h)	0.11	2.70	(g)	0.32	32.44
11.03	9.25	1,388,623	0.20		0.19	2.22		0.40	91.56
10.28	4.41	901,626	0.26	(e)	0.26	2.86		0.48	62.67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2023	SIX CIRCLES TRUST	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023

1. Organization

Six Circles Trust (the “Trust”) was formed on November 8, 2017, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 8, 2017, as amended and restated June 12, 2018, and further amended to add fund series on September 21, 2018, November 19, 2019, and April 13, 2020, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund are two separate series of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report. The Funds are classified as “non-diversified” funds. Each Fund currently offers one class of shares. The Funds commenced operations on April 10, 2019.

The investment objective of each of the Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund is to provide capital appreciation.

J.P. Morgan Private Investments Inc. (“JPMPI”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as the Funds’ investment adviser (the “Adviser”). The Adviser has engaged a Sub-Adviser to manage the assets of the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Board has designated the Adviser as the Valuation Designee, and the Adviser uses the Six Circles Funds Valuation Committee (“VC”), comprised of officers of the Funds and other personnel of the Adviser, to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments with respect to Rule 2a-5 under the 1940 Act. The VC oversees and carries out policies and procedures for the valuation of investments held by the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor due diligence. The VC, through the Adviser, is responsible for assessing the potential impacts to the fair values on an ongoing basis, and discussing this on at least a quarterly basis with the Board.

A market-based approach is primarily used to value the Funds’ investments for which market quotations are readily available and which are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available, market quotations are determined not to be reliable, or whose value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before a Fund’s net asset value (“NAV”) is calculated, are valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. The valuation may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment in order to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based on current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equity securities listed on a North American, Central American, South American or Caribbean (“Americas”) securities exchange are generally valued at the last sale price or official market closing price on the primary exchange on which the security is principally traded that is reported before the time when the net assets values of the Funds are calculated on a valuation date. The Funds calculate their NAV as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading.

Foreign equity securities are valued as of the close of trading on the stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Generally, foreign equity securities, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services.

The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated. The fair valued securities are converted at the exchange rates available at 4 p.m. Eastern time.

Fixed income securities are valued based on prices received from Pricing Services. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these

42	SIX CIRCLES TRUST	DECEMBER 31, 2023

instruments. In instances where sufficient market activity may not exist, Pricing Services may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Shares of exchange-traded funds (“ETFs”) are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Exchange-traded futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Basic Materials	$86,027	$—	$—	$86,027
Communications	1,796,312	—	—	1,796,312
Consumer Cyclical	517,142	—	—	517,142
Consumer Non-cyclical	1,999,748	—	—	1,999,748
Energy	586,298	—	—	586,298
Financial	1,056,083	—	—	1,056,083
Industrial	797,160	—	—	797,160
Technology	3,006,874	—	—	3,006,874
Utilities	246,522	—	—	246,522

Total Common Stocks	10,092,166	—	—	10,092,166

Warrant
Technology	—	—	—	—
Short-Term Investments
Time Deposits	—	92,253	—	92,253

Total Investments in Securities	$10,092,166	$92,253	$—	$10,184,419

Appreciation in Other Financial Instruments
Futures contracts	$1,628	$—	$—	$1,628

Depreciation in Other Financial Instruments
Futures contracts	$(6)	$—	$—	$(6)

DECEMBER 31, 2023	SIX CIRCLES TRUST	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Six Circles Managed Equity Portfolio International Unconstrained Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$158,141	$—	$158,141
Austria	—	12,636	—	12,636
Belgium	6,435	89,204	—	95,639
Canada	47,520	—	—	47,520
Chile	—	6,192	—	6,192
China	—	747	—	747
Denmark	—	298,058	—	298,058
Finland	98	57,081	—	57,179
France	—	628,709	—	628,709
Germany	—	592,544	—	592,544
Hong Kong	410	64,727	—	65,137
Ireland	4,688	67,612	—	72,300
Italy	48	127,528	—	127,576
Japan	—	339,448	—	339,448
Jordan	—	1,274	—	1,274
Luxembourg	—	10,917	—	10,917
Macau	—	931	—	931
Netherlands	2,169	404,179	—	406,348
New Zealand	2,129	3,202	—	5,331
Norway	107	41,804	—	41,911
Portugal	—	9,011	—	9,011
Singapore	2,815	26,547	—	29,362
Spain	—	116,723	—	116,723
Sweden	76	137,889	—	137,965
Switzerland	4,440	730,705	—	735,145
Taiwan	—	85,670	—	85,670
United Arab Emirates	—	—	—	—
United Kingdom	29,869	655,603	—	685,472
United States	401	429	—	830

Total Common Stocks	101,205	4,667,511	—	4,768,716

Preferred Stocks
Germany	—	1,082	—	1,082
Warrant
Canada	—	—	—	—
Short-Term Investments
Time Deposits	—	79,437	—	79,437

Total Investments in Securities	$101,205	$4,748,030	$—	$4,849,235

Appreciation in Other Financial Instruments
Futures contracts	$115	$—	$—	$115
Forward Foreign Currency Exchange contracts	—	— (a)	—	— (a)

Total Appreciation in Other Financial Instruments	$115	$—	$—	$115

Depreciation in Other Financial Instruments
Futures contracts	$(93)	$—	$—	$(93)
Forward Foreign Currency Exchange contracts	—	(18)	—	(18)

Total Depreciation in Other Financial Instruments	$(93)	$(18)	$—	$(111)

(a)	Amount rounds to less than $500.

There were no significant transfers into or out of level 3 for the year ended December 31, 2023 for the Funds.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of December 31, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

44	SIX CIRCLES TRUST	DECEMBER 31, 2023

C. Derivatives — The Funds used derivative instruments including futures, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Derivatives may also be used to manage duration, sector and yield curve exposures as well as credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated by the Sub-Advisers, with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Fund.

Note C(1) – C(2) below describe the various derivatives used by the Funds.

(1) Futures Contracts — The Funds used index futures to gain or reduce exposure to certain countries or regions, to maintain liquidity or minimize transaction costs.

Futures contracts may provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities. Futures contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The use of futures contracts may expose the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent the liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2) Forward Foreign Currency Exchange Contracts — The Funds may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. Dollars without the delivery of foreign currency. Forward contracts outstanding at period end, if any, are listed after each Fund’s SOI.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation/depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

DECEMBER 31, 2023	SIX CIRCLES TRUST	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

The Funds’ forward foreign currency exchange contracts may be subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions). The Funds may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts. As of December 31, 2023, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

(3) Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2023 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,628

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(6)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

Six Circles Managed Equity Portfolio International Unconstrained Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$115	—	$115
Foreign exchange contracts	Receivables	—	— (b)	— (b)

Total		$115	$—	$115

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(93)	—	(93)
Foreign exchange contracts	Payables	—	(18)	(18)

Total		$(93)	$(18)	$(111)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

(b)	Amount rounds to less than $500.

The following tables present the Funds’ gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of December 31, 2023 (amounts in thousands):

Six Circles Managed Equity Portfolio International Unconstrained Fund

	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset			Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$—	(b)	$	(—	)(b)	$—	$—
Morgan Stanley & Co.	—	(b)		(—	)(b)	—	—

	$—	(b)	$	(—	)(b)	$—	$—

46	SIX CIRCLES TRUST	DECEMBER 31, 2023

Six Circles Managed Equity Portfolio International Unconstrained Fund (continued)
	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the Statements of Assets and Liabilities (a)		Derivatives Available for offset			Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
BNP Paribas	$—	(b)	$	(—	)(b)	$—	$—	(b)
Citibank, NA	—	(b)		—		—	—	(b)
Deutsche Bank AG	3			—		—	3
Goldman Sachs International	14			—		—	14
Morgan Stanley & Co.	1			(—	)(b)	—	1

	$18			$—		$—	$18

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.
(b)	Amount rounds to less than $500.

The following tables present the effect of derivatives on the Statements of Operations for the year ended December 31, 2023 by primary underlying risk exposure (amounts in thousands):

Six Circles Managed Equity Portfolio U.S. Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$7,924

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$2,672

Six Circles Managed Equity Portfolio International Unconstrained Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,119	$—	$1,119
Foreign exchange contracts	—	(782)	(782)

Total	$1,119	$(782)	$337

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$365	$—	$365
Foreign exchange contracts	—	(18)	(18)

Total	$365	$(18)	$347

DECEMBER 31, 2023	SIX CIRCLES TRUST	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts and forward foreign currency exchange contracts activity during the year ended December 31, 2023 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivative Information for derivative-related gains and losses associated with volume activity (amounts in thousands).

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Futures Contracts:
Average Notional Amount Long	$56,353	$36,187
Average Notional Amount Short	—	—
Forward Foreign Currency Exchange:
Average Principal Amount Purchased	—	56,630	(a)
Average Principal Amount Sold	—	55,647	(a)

(a)	Positions were open for 2 months during the period.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within the Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency. Currency gains or losses may be realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions, Investment Income and Expense Allocation — Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date or corporate action date at fair value. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

The Funds are charged for those expenses of the Trust that are directly attributable to each Fund. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

F. Federal Income Tax — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies. Each Fund intends to distribute to shareholders, substantially all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

The Funds follow the provisions of FASB Codification Section 740 (“ASC Section 740”) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open periods, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2023, the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

G. Foreign Tax — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

48	SIX CIRCLES TRUST	DECEMBER 31, 2023

H. Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are generally declared and paid according to the following schedule:

Fund Name	Net Investment Income	Net Realized Capital Gains
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Annual	Annual
Six Circles Managed Equity Portfolio International Unconstrained Fund	Annual	Annual

Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character.

Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gain (loss) reported on the Fund financial statements presented under GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statement of Changes in Net Assets and have been recorded to paid-in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fees — The Adviser serves as the Funds’ investment adviser pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the terms of the Investment Advisory Agreement, the Adviser generally manages the Funds’ investments in accordance with the stated policies of each Fund, subject to the supervision of the Funds’ Board of Trustees. For the services provided to the Funds, the Adviser is entitled to a fee, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of each Fund.

The Adviser selects and oversees professional money managers (the “Sub-Advisers”) who are responsible for investing the assets of the Funds under sub-advisory agreements (the “Sub-Advisory Agreements”). Pursuant to each respective Sub-Advisory Agreement, the Adviser agrees to pay each Sub-Adviser a sub-advisory fee from its investment advisory fees. BlackRock Investment Management, LLC (“BlackRock”) currently serves as the Sub-Adviser to the Funds. The Sub-Adviser is paid a management fee by the Adviser pursuant to their individually negotiated Sub-Advisory Agreement.

The Adviser engaged Russell Investments Implementation Services, LLC (“Russell”) to provide stand-by interim sub-advisory services, as well as transition management services, for each Fund, to be utilized as needed in certain transitional circumstances involving a Fund Sub-Adviser. During the reporting period, the Funds have not allocated assets to Russell.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3F and reflected on the Statement of Operations.

B. Administration and Accounting Fees — Pursuant to an Administrative Agency Agreement, Brown Brothers Harriman & Co. (the “Administrator”) provides certain administration and fund accounting services to the Funds.

C. Distribution Fees — Pursuant to a Distribution Agreement, Foreside Fund Services, LLC (the “Distributor”), will serve as the Funds’ principal underwriter and acts as the agent of the Funds in connection with the continuous offering of shares of each Fund. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor does not receive compensation from the Funds, but instead is compensated by the Adviser for certain distribution-related expenses.

D. Custodian — Pursuant to a Custodian Agreement, Brown Brothers Harriman & Co. serves as the custodian (the “Custodian”) for each of the Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions.

E. Transfer Agent — Pursuant to a Transfer Agency and Service Agreement, DST Asset Manager Solutions, Inc. (the “Transfer Agent”) serves as each Fund’s transfer and dividend disbursing agent. The Transfer Agent is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

F. Waivers and Reimbursements — The Adviser has contractually agreed through at least April 30, 2024, to waive any management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Adviser. Thereafter, this waiver will continue for subsequent one year terms unless terminated in accordance with its terms. Such waivers are not subject to reimbursement by the Fund. The Adviser has also contractually agreed through at least April 30, 2024, to reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, if any, dividend and interest expenses related to short sales, brokerage fees, interest on borrowings, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the following percentages of the average daily net assets of each Fund (the “Expense Cap”):

Fund	Expense Cap
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	0.45%
Six Circles Managed Equity Portfolio International Unconstrained Fund	0.50%

An expense reimbursement by the Fund’s Adviser is subject to repayment by the Fund only to the extent it can be made within thirty-six months following the date of such reimbursement by the Adviser. Repayment must be limited to amounts that would not cause the Fund’s operating expenses (taking into account any reimbursements or waiver by the Adviser and repayments by the Fund) to exceed the Expense Cap in effect at the time of the reimbursement by the Adviser or at the time of repayment by the Fund. This expense reimbursement is in effect through April 30, 2024, at which time the Adviser and/or its affiliates will determine whether to renew or revise it.

DECEMBER 31, 2023	SIX CIRCLES TRUST	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

For the year ended December 31, 2023, there were no amounts reimbursed by the Adviser, nor were there amounts available for potential future recoupment by the Adviser.

G. Cross Trades — The Funds may participate in purchase and sale transactions with other Six Circles Funds. These cross trades are executed in accordance with procedures adopted by the Trust’s Board and comply with Rule 17a-7 of the 1940 Act, which require, among other things, that such cross trades be effected at the independent current market price of the security.

During the year ended December 31, 2023, the aggregate value of purchase and sale cross trades with other Six Circles Funds were as follows (amounts in thousands):

Fund Name	Purchases	Sales	Realized gain/loss
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$194	$803	$(98)
Six Circles Managed Equity Portfolio International Unconstrained Fund	1,092	5,987	523

4. Investment Transactions

During the year ended December 31, 2023, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$4,670,454	$2,588,327	$—	$—
Six Circles Managed Equity Portfolio International Unconstrained Fund	2,695,452	1,681,902	—	—

5. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Since the Funds are non-diversified, they may invest a greater percentage of their assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Funds` shares being more sensitive to economic results among those issuing the securities.

The Funds invest in foreign issuers and foreign securities (including depositary receipts) which are subject to additional risks, including political and economic risks, unstable governments, civil conflicts and war, greater volatility, decreased market liquidity, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.

Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.

Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

The Six Circles Managed Equity Portfolio International Unconstrained Fund performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union.

50	SIX CIRCLES TRUST	DECEMBER 31, 2023

As of December 31, 2023, the Six Circles Managed Equity Portfolio International Unconstrained Fund had non-U.S. country allocations representing greater than 10% of Net Assets allocated as follows:

France	Germany	Switzerland	United Kingdom
13.0%	12.2%	15.2%	14.2%

As of December 31, 2023, a significant portion of the Six Circles Managed Equity Portfolio International Unconstrained Fund net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Funds are subject to the risk that, should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability and infectious disease epidemics or pandemics. For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including, among other things, reduced consumer demand and economic output, supply chain disruptions and increased government spending, may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate preexisting political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The duration and extent of COVID-19 and associated economic and market conditions and uncertainty over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which the associated conditions impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

The Funds may also invest in shares of other investment companies and Exchange Traded Funds (ETFs). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks many of which are designed to track the price performance and dividend yield of a particular broad-based, sector or international index. ETFs include a wide range of investments. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The Fund is subject to the risks associated with the ETF’s or investment company’s investments. ETFs, investment companies and other investment vehicles that invest in commodities or currencies are subject to the risks associated with direct investments in commodities or currencies. The price and movement of an ETF or closed-end fund designed to track an index may not track the index and may result in a loss. In addition, closed-end funds that trade on an exchange often trade at a price below their net asset value (also known as a discount). Certain ETFs or closed-end funds traded on exchanges may be thinly-traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed each Fund’s original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap contracts and forward foreign currency exchange contracts.

The Six Circles Managed Equity Portfolio U.S. Unconstrained Fund may invest in companies in the healthcare sector which may be subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of healthcare through outpatient services. Companies in the healthcare sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market. Several legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years and it is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

The Six Circles Managed Equity Portfolio U.S. Unconstrained Fund may invest in Technology companies which may face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

London Interbank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after

DECEMBER 31, 2023	SIX CIRCLES TRUST	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2023 (continued)

December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published, and we recommend that you consult your advisors to stay informed of any such developments. In addition, certain regulated entities ceased entering into most new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance, unavailability or replacement, all of which may affect the value, volatility, liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Fund’s investments may transition from LIBOR prior to the dates announced by the FCA. The transition from LIBOR to alternative reference rates may result in operational issues for the Fund or its investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Fund and its investments. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

6. Income Taxes and Distributions to Shareholders

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. Temporary differences to no require reclassification. Temporary differences and permanent reclassifications have no effect on net assets. For the fiscal year ended December 31, 2023, the Funds made permanent book-to-tax reclassifications primarily related to investments in swap contracts, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, real estate investment trusts (“REITs”), straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to-market investments in passive foreign investment companies (“PFICs”).

For the fiscal year ended December 31, 2023, the Funds made the following reclassifications between total distributable earnings and paid-in capital (amounts in thousands):

	Total Distributable Earnings/(Loss)	Paid-in Capital
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$3	$(3)
Six Circles Managed Equity Portfolio International Unconstrained Fund	—	—

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2023 were as follows (amounts in thousands):

	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$8,376,992	$2,301,413	$(492,364)	$1,809,049
Six Circles Managed Equity Portfolio International Unconstrained Fund	4,245,847	896,281	(292,889)	603,392

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in swap contracts, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, real estate investment trusts (“REITs”), straddle loss deferrals, wash sale loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to-market investments in passive foreign investment companies (“PFICs”).

The tax character of distributions paid during the year ended December 31, 2023 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$116,174	$—	$—	$116,174
Six Circles Managed Equity Portfolio International Unconstrained Fund	106,662	—	—	106,662

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

52	SIX CIRCLES TRUST	DECEMBER 31, 2023

The tax character of distributions paid during the year ended December 31, 2022 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$88,583	$3,737	$—	$92,320
Six Circles Managed Equity Portfolio International Unconstrained Fund	94,370	—	—	94,370

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of December 31, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Other Book/Tax Temporary Differences	Unrealized Appreciation (Depreciation)
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$1,592	$(297,240)	$—	$1,809,057
Six Circles Managed Equity Portfolio International Unconstrained Fund	8,030	(101,995)	—	604,512

For the Funds, the cumulative timing differences primarily consist of capital loss carryforwards, mark-to-market futures contracts, REITS, straddle loss deferrals, contingent debt obligation investments, debt to equity perpetual bond investments and mark-to-market investments in PFICs and wash sale loss deferrals.

As of December 31, 2023, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$156,624	$140,617
Six Circles Managed Equity Portfolio International Unconstrained Fund	78,940	23,055

During the year ended December 31, 2023, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	$(13,088)	$—
Six Circles Managed Equity Portfolio International Unconstrained Fund	(17,634)	(27,587)

7. Ownership Concentration

As of December 31, 2023, Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund each had one affiliated omnibus account for the benefit of its clients which owned approximately 99% of its outstanding shares.

8. New Accounting Pronouncement

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2024. Management expects that the adoption of this guidance will not have a material impact on the Funds’ financial statements.

Effective January 24, 2023, the Securities and Exchange Commission (“Commission”) has adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semi-annual reports to shareholders that highlight key information that is particularly important to assess and monitor their fund investments. These final rules are designed to modernize funds’ shareholder reports so these reports will better serve the needs of fund investors.

9. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that require disclosure.

DECEMBER 31, 2023	SIX CIRCLES TRUST	53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Six Circles Trust and Shareholders of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Six Circles Managed Equity Portfolio U.S. Unconstrained Fund and Six Circles Managed Equity Portfolio International Unconstrained Fund (two of the funds constituting Six Circles Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2023 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the four years in the period ended December 31, 2023 and for the period April 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Six Circles Trust complex since 2018.

54	SIX CIRCLES TRUST	DECEMBER 31, 2023

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Fund on July 1, 2023, and continued to hold your shares at the end of the reporting period, December 31, 2023.

Actual Expenses

For each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
Six Circles Managed Equity Portfolio U.S. Unconstrained Fund
Actual	$1,000.00	$1,089.90	$0.32	0.06%
Hypothetical	1,000.00	1,024.90	0.31	0.06
Six Circles Managed Equity Portfolio International Unconstrained Fund
Actual	1,000.00	1,045.60	0.57	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11

*	Expenses are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2023	SIX CIRCLES TRUST	55

TAX INFORMATION

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2023:

	Six Circles Managed Equity Portfolio U.S. Unconstrained Fund	Six Circles Managed Equity Portfolio International Unconstrained Fund
Record Date	12/13/2023	12/13/2023
Payable Date	12/15/2023	12/15/2023
Ordinary Income:
Qualified Dividend Income for Individuals	96.32%	81.66%
Dividends Qualifying for the Dividends Received
Deduction for Corporations	92.21%	—
Foreign Source Income	—	100.00%
Foreign Tax Paid Per Share	—	0.033089
Interest from Tax-Exempt Obligations	—	—
Interest from Federal Obligations	—	—
Long-Term Capital Gain Dividend	—	—

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

56	SIX CIRCLES TRUST	DECEMBER 31, 2023

TRUSTEES

The names of the Trustees of the Trust, together with information regarding their year of birth, the year each Trustee first became a Board member of the Trust, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 383 Madison Avenue, New York, NY 10179. The Funds’ Statement of Additional Information includes additional information about the Trustees, and is available, without charge, by calling collect at 1-212-464-2070, or on the Six Circles Funds’ website at www.sixcirclesfunds.com.

Name (Year of Birth; Positions with the Fund since) (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

Lisa M. Borders (1957); Trustee since inception	Consultant, LMB Group (management consulting) (February 2019–present); President and Chief Executive Officer, TIME’S UP (social welfare) (October 2018–February 2019); President, Women’s National Basketball Association (March 2016–October 2018); Vice President, The Coca-Cola Company (2013–2016).	11	Director, Operation Hope (2015–2016; 2020–present); Independent Director, Lottery.com (2021-2022); Director, Grady Health System (Chair, Quality Committee 2014–2017); Chair, Borders Commission, United States Olympic and Paralympic Committee; Trustee, Duke University; Chair, The Coca-Cola Foundation.

James P. Donovan (1950); Lead Independent Trustee since inception	Chairman, Cross Culture Coach LLC (education) (2012–present).	11	Chairman and President, Cannon Point Preservation Corp.; Chairman, Cross Culture Coach LLC.

Neil Medugno (1957); Trustee since inception	Partner, Wellington Management Company LLP, Chief Financial Officer, Wellington Funds Group (investment management) (1994–2017).	11	Independent Trustee, James Alpha Funds Trust d/b/a Easterly Funds Trust (2021-present).

Lauren K. Stack (1963); Trustee since inception	Chief Operating Officer and Board Member, HyperSpectral Corp. (Advanced Technology) (2020–present); Principal, b2G Capital, Inc. (consulting) (2016–present).	11	Director, HyperSpectral Corp. (2020-present); Board Chair, Virginia 529 (2022-2023); Independent Trustee, Virginia 529 (2019-2023); Director, ACT for Alexandria (2002–2019); Director, Inova Alexandria Hospital Foundation.
Interested Trustees

Mary E. Savino (1962); Chairman since inception	Managing Director, J.P. Morgan Securities LLC, Asset & Wealth Management division, Head of J.P. Morgan Private Investments Inc. Investment Advisory Business (2016–present); Global Head of Portfolio Management Group (2013–2016); Global Head of Client Portfolio Management for Global Access Funds (2009–2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.	11	Director, J.P. Morgan Private Investments Inc.; Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present).

Kevin Klingert (1962)*; Trustee since 2022	President, Russell Investments Group, Ltd. (April 2021-October 2022); Senior Advisor, Morgan Stanley Investment Management Inc. (2016-2017); Managing Director, Morgan Stanley Investment Management Inc. (2007-2016).	11	Director, Russell Investment Management, LLC, Russell Investments Capital, LLC, Russell Investments Delaware, LLC, Russell Investments Implementation Services, LLC, Russell Investments Fund Management, LLC, Russell Investments International Services Company, LLC, Russell Investments PMF 2019 GP, LLC, Russell Investments Trust Company, Russell Investments Implementation Services Limited, Russell Investments Systems Limited (April 2021-October 2022).

(1)	The Trustee serve for an indefinite term.
(2)

A Fund Complex means two or more registered investment companies that: (i) hold themselves out to investors as related companies for purposes of investment and investor services; or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The Six Circles Funds Complex for which the Board serves currently includes three registered investment companies (11 funds).

(*)

From April 12, 2021, to October 1, 2022, Mr. Klingert was the President of Russell Investments Group, Ltd., where he also held numerous other positions, including as director of Russell Investments Implementation Services, LLC, the interim sub-adviser to the Funds. Due to his prior employment, the Trust has determined to treat Mr. Klingert as an “interested person” for two years following the end of his employment at Russell Investments Group, Ltd. Mr. Klingert has no ongoing financial interest in the Russell Investment Group, Ltd. or Russell Investments Implementation Services, LLC.

DECEMBER 31, 2023	SIX CIRCLES TRUST	57

OFFICERS

The Trust’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trust. The officers hold office until a successor has been elected and duly qualified. The Trust has no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 383 Madison Avenue, New York, NY 10179.

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Mary E. Savino (1962), President and Principal Executive Officer since inception	Managing Director, JPMorgan Securities LLC, Asset & Wealth Management division, Head of JPMorgan Private Investments Inc. Investment Advisory Business (2016-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Global Head of Portfolio Management Group (2013-2016); Global Head of Client Portfolio Management for Global Access Funds (2009-2013); various other positions including Head of U.S. Mutual Funds since joining the firm in 1988.

Abby L. Ingber (1962), Chief Legal Officer and Secretary since inception	Managing Director and Associate General Counsel, JPMorgan Chase Bank, N.A. (2023-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Executive Director and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2017-2023); Deputy General Counsel, Schroder Investment Management North America Inc. and Chief Legal Officer and Secretary, Schroder Funds (2006-2017).

Michael Choi (1971), Chief Compliance Officer since inception	Chief Compliance Officer, J.P. Morgan Private Investments Inc. (2016-present); Managing Director, JPMorgan Chase Bank, N.A. (2018-present); Executive Director; Assistant General Counsel, JPMorgan Chase Bank, N.A. (2008-2016).

Gregory R. McNeil, CPA (1975), Principal Financial Officer and Treasurer since inception	Executive Director, JPMorgan Securities LLC (2018-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Vice President, AQR Capital Management, LLC; Treasurer, AQR Funds (2015-2018).

Gina M. Andes (1976), Assistant Treasurer since inception	Executive Director, JP Morgan Securities LLC (2020-present); Director, Six Circles Credit Opportunities Fund (Cayman) Ltd. (2023-present); Vice President, JP Morgan Securities LLC (2017-2019); Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2013-2017).

Pamela Woodley (1971), Assistant Secretary since 2021	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2004-present).

Angela Burke (1982), Assistant Secretary since 2023	Vice President and Assistant General Counsel, JPMorgan Chase Bank, N.A. (2022-Present); Senior Attorney, Aviva Investors Americas (2021-2022); Senior Vice President, The Northern Trust Company; Assistant Secretary, Northern Funds and Northern Institutional Funds (2018-2021).

58	SIX CIRCLES TRUST	DECEMBER 31, 2023

Feb 2019

FACTS	WHAT DOES SIX CIRCLES TRUST* DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we may collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number

◾  account balances and transaction history

◾  investment experience and risk tolerance

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Six Circles Trust, chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Six Circles Trust share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

*

Six Circles Trust and its fund series do not currently, nor are they expected to, collect personal non-public information from individuals, since holdings are held on the books of each fund on an omnibus basis by financial intermediaries. To the extent Six Circles Trust does get access to personal information through its affiliates or otherwise, this statement would apply.

Questions?	Call 212-464-2070 to speak with a Managed Solutions & Strategies Investor Relations representative. We accept operator relay calls.

Who we are
Who is providing this notice?	Six Circles Trust

What we do
How does Six Circles Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We only authorize our personnel to access information about you when they need it to do their work for us. We require companies working for us to protect your information.
How does Six Circles Trust collect my personal information?

We may collect your personal information, for example, when you

◾  open an account or make a wire transfer

◾  direct us to buy securities or direct us to sell your securities

◾  provide your account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

◾  Our affiliates include companies with the Chase or J.P. Morgan name including J.P. Morgan Private Investments Inc., our investment adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ We do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ We don’t jointly market

For more complete information about the Funds, including the Funds’ objectives, risks, charges and expenses, call your J.P. Morgan team or call 1-212-464-2070 or go to www.sixcirclesfunds.com for a prospectus. Read the prospectus carefully. An investment in these Funds and any other Fund is not designed to be a complete investment program. The Funds are NOT designed to be used as stand-alone investments. J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

The Six Circles Funds are distributed by Foreside Fund Services, LLC a member of FINRA.

Contact Six Circles Funds collect at 1-212-464-2070 for a fund prospectus. You can also visit us at www.sixcirclesfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the Six Circles Funds before investing. The prospectus contains this and other information about the Six Circles Funds. Read the prospectus carefully before investing.

The Six Circles Funds file complete schedules of their fund holdings for the first and third quarters of their fiscal year with the SEC on Form N-PORT. The Six Circles Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Six Circles Funds’ website at www.sixcirclesfunds.com/literature.

A description of the Six Circles Funds’ policies and procedures with respect to the disclosure of the Six Circles Funds’ holdings is available in the prospectuses and Statements of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling collect 1-212-464-2070 or on the Six Circles Funds’ website at www.sixcirclesfunds.com. A description of such policies and procedures is in the Statement of Additional Information available on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser, and the Adviser in turn has delegated such authority to the Sub-Advisers. A copy of the Six Circles Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Six Circles Funds’ website at www.sixcirclesfunds.com no later than August 31 of each year. The Six Circles Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

©JPMorgan Chase & Co. 2024. All rights reserved. December 31, 2023.

Item 2. Code of Ethics.

As of the period ended December 31, 2023 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer, principal accounting officer or controller or persons performing similar functions. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics can be obtained upon request, free of charge, by calling (212) 464-2070.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Neil Medugno possesses the attributes identified in Instruction (b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Neil Medugno as the Registrant’s audit committee financial expert. Neil Medugno is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm, are for services rendered for the fiscal years ended December 31, 2023 and December 31, 2022;

(a)	Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $459,954 for the fiscal year ended December 31, 2023 and $497,257 for the fiscal year ended December 31, 2022.

(b)	Audit Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 for the fiscal year ended December 31, 2023 and $0 for the fiscal year ended December 31, 2022.

(c)	Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning was $100,996 for the fiscal year ended December 31, 2023 and $95,279 for the fiscal year ended December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

(d)	All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended December 31, 2023 and $0 for the fiscal year ended December 31, 2022.

(e)(1)

Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The audit committee has delegated to its Chairman the approval of such services subject to reports to the full audit committee at its next subsequent meeting.

(e)(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $207,220 for the fiscal year ended December 31, 2023 and $19,650 for the fiscal year ended December 31, 2022.

(h)

The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not Applicable.

(b)	Not Applicable.

Item 6. Investments.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s period covered by this report, that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 13(a)(2) to this Form N-CSR.

(a)(2)(1)	Not Applicable.

(a)(2)(2)	There has been no change to the Registrant’s independent public accountant during the reporting period.

(b)	Certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 13(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Six Circles Trust

By:	(Signature and Title)

/s/ Mary Savino
Mary Savino
Title:	President - Principal Executive Officer
Date:	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ Mary Savino
Mary Savino
Title:	President - Principal Executive Officer
Date:	March 8, 2024

By:	(Signature and Title)

/s/ Gregory McNeil
Gregory McNeil
Title:	Treasurer - Principal Financial Officer

Date:	March 8, 2024